UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07257

SEI Institutional Investments Trust

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

CT Corporation

155 Federal Street

Boston, MA 02110

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: May 31, 2013

Date of reporting period: May 31, 2013

Item 1.	Reports to Stockholders.

May 31, 2013

ANNUAL REPORT

SEI Institutional Investments Trust

† Large Cap Fund

† Large Cap Diversified Alpha Fund

† Large Cap Disciplined Equity Fund

† Large Cap Index Fund

† Extended Market Index Fund

† Small Cap Fund

† Small Cap II Fund

† Small/Mid Cap Equity Fund

† U.S. Managed Volatility Fund

† International Equity Fund

† World Equity Ex-US Fund

† Screened World Equity Ex-US Fund

† Opportunistic Income Fund

† Core Fixed Income Fund

† High Yield Bond Fund

† Long Duration Fund

† Long Duration Corporate Bond Fund

† Ultra Short Duration Bond Fund

† Emerging Markets Debt Fund

† Real Return Fund

† Dynamic Asset Allocation Fund

† Multi-Asset Real Return Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2013

Large Cap Fund

I. Objective

The Large Cap Fund (the “Fund”) seeks to provide long-term growth of capital and income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2013: Delaware Investment Fund Advisers, AJO, LP, Brown Advisory LLC, WestEnd Advisors, LSV Asset Management, AQR Capital Management and Waddell & Reed Investment Management Co. There were no sub-adviser changes during the year.

III. Market Commentary

The fiscal year started strong on speculation that the Federal Reserve (Fed) would expand its bond-buying program as economic indicators in the U.S. remained lackluster. European Central Bank President Mario Draghi’s oft-cited comment in late July to do “whatever it takes” to support the euro sent the market higher, as the worst-case scenario within the region was seemingly off the table. Stimulus speculation in the U.S. became a reality on September 13, when the Fed announced it would purchase $40 billion of agency mortgage-backed securities per month on an open-ended basis. This was in addition to the $45 billion per month of Treasurys the Fed was already buying. Despite the expanded stimulus measures, concerns about the health of the global economy and uncertainty regarding the outcome of the American presidential election weighed on the market. Following the election, the looming fiscal cliff in the U.S., a still-poor eurozone outlook, and intensified Israeli-Palestinian tensions all vied for the market’s attention. After a last-minute political agreement on the fiscal cliff, the market rallied sharply in the following months. Improving economic indicators, combined with the Fed’s zero-interest-rate policy, forced investors out on the risk curve, which boosted equity prices (albeit in more defensive issues). Best performing sectors for the fiscal year included Financials, Health Care and Consumer Discretionary, while Utilities, Information Technology (IT) and Telecommunications lagged. Value stocks outperformed their growth counterparts, and small cap stocks bested large cap.

IV. Return vs. Benchmark

For the fiscal year ended May 31, 2013, the Fund outperformed the Russell 1000 Index (the “Index”), returning 28.44%, versus an Index return of 27.62%.

V. Fund Attribution

Solid broad-based stock selection enabled the Fund’s relative outperformance during the fiscal year. Picks within Energy, particularly among refiners, and within IT, specifically hardware & equipment, were the greatest contributors to alpha generation. An underweight to real estate investment trusts was also beneficial. However, Consumer Discretionary was a source of weakness, as a handful of names materially lagged the broader market. An overweight to IT at the expense of better-performing sectors also detracted, while an underweight to Utilities added value.

Large Cap Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Fund, Class A	28.44%	16.64%	5.40%	7.88%	7.25%
Russell 1000 Index	27.62%	16.92%	5.57%	7.96%	7.56%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Fund, Class A, versus the Russell 1000 Index

[1]

For the year ended May 31, 2013. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	1

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2013

Large Cap Diversified Alpha Fund

I. Objective

The Large Cap Diversified Alpha Fund (the “Fund”) seeks to provide long-term growth of capital and income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2013: INTECH, Delaware Investment Fund Advisers, AJO, LP, WestEnd Advisors LLC and Tocqueville Asset Management L.P. There were no sub-adviser changes during the year.

III. Market Commentary

The fiscal year started strong on speculation that the Federal Reserve (Fed) would expand its bond-buying program as economic indicators in the U.S. remained lackluster. European Central Bank President Mario Draghi’s oft-cited comment in late July to do “whatever it takes” to support the euro sent the market higher, as the worst-case scenario within the region was seemingly off the table. Stimulus speculation in the U.S. became a reality on September 13, when the Fed announced it would purchase $40 billion of agency mortgage-backed securities per month on an open-ended basis. This was in addition to the $45 billion per month of Treasurys the Fed was already buying. Despite the expanded stimulus measures, concerns about the health of the global economy and uncertainty regarding the outcome of the American presidential election weighed on the market. Following the election, the looming fiscal cliff in the U.S., a still-poor eurozone outlook, and intensified Israeli-Palestinian tensions all vied for the market’s attention. After a last-minute political agreement on the fiscal cliff, the market rallied sharply in the following months. Improving economic indicators, combined with the Fed’s zero-interest-rate policy, forced investors out on the risk curve, which boosted equity prices (albeit in more defensive issues). Best performing sectors for the fiscal year included Financials, Health Care and Consumer Discretionary, while Utilities, Information Technology (IT) and Telecommunications lagged. Value stocks outperformed their growth counterparts, and small cap stocks bested large cap.

IV. Return vs. Benchmark

For the fiscal year ended May 31, 2013, the Fund underperformed the Russell 1000 Index (the “Index”), returning 25.66% versus an Index return of 27.62%.

V. Fund Attribution

The Fund generated strong absolute results but underperformed relative to the benchmark for the year. Stock selection within the Consumer Discretionary sector was the primary driver of relative underperformance, as a handful of names across multiple industry groups materially lagged the broader market. An underweight to and selection within Financials (the best performing sector in the Index) also detracted. Picks within Energy, particularly among the refiners, were sources of strength during the year, as were an underweight to Utilities and selection within Consumer Staples.

Large Cap Diversified Alpha Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Large Cap Diversified Alpha Fund, Class A	25.66%	16.49%	3.96%	4.25%
Russell 1000 Index	27.62%	16.92%	5.57%	5.78%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Diversified Alpha Fund, Class A, versus the Russell 1000 Index

[1]

For the year ended May 31, 2013. Past performance is no indication of future performance. Class A shares were offered beginning 2/28/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2	SEI Institutional Investments Trust / Annual Report / May 31, 2013

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2013

Large Cap Disciplined Equity Fund

I. Objective

The Large Cap Disciplined Equity Fund (the “Fund”) seeks to provide capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilizes the following sub-advisers as of May 31, 2013: Quantitative Management Associates, LLC, Analytic Investors, Inc., Lazard Asset Management LLC, INTECH Investment Management LLC and Oppenheimer Funds, Inc. To achieve its investment goal, the Fund may invest in the SEI LIBOR Plus Portfolio (Portfolio), which is a portfolio of SEI Alpha Strategy Portfolios, LP, a registered open-end investment company that was established to permit certain SEI funds to pursue their respective investment strategies in an efficient manner. The sub-advisers to the Portfolio’s assets are Brookfield Asset Management and Declaration Management & Research.

During the fiscal year ended May 31, 2013, OppenheimerFunds, Inc. was added to the Fund and GE Asset Management was terminated.

III. Market Commentary

The fiscal year started strong on speculation that the Federal Reserve (Fed) would expand its bond-buying program as economic indicators in the U.S. remained lackluster. European Central Bank President Mario Draghi’s oft-cited comment in late July to do “whatever it takes” to support the euro sent the market higher, as the worst-case scenario within the region was seemingly off the table. Stimulus speculation in the U.S. became a reality on September 13, when the Fed announced it would purchase $40 billion of agency mortgage-backed securities per month on an open-ended basis. This was in addition to the $45 billion per month of Treasurys the Fed was already buying. Despite the expanded stimulus measures, concerns about the health of the global economy and uncertainty regarding the outcome of the American presidential election weighed on the market. Following the election, the looming fiscal cliff in the U.S., a still-poor eurozone outlook, and intensified Israeli-Palestinian tensions all vied for the market’s attention. After a last-minute political agreement on the fiscal cliff, the market rallied sharply in the following months. Improving economic indicators, combined with the Fed’s zero-interest-rate policy, forced investors out on the risk curve, which boosted equity prices (albeit in more defensive issues). Best performing sectors for the fiscal year included Financials, Health Care and Consumer

Discretionary, while Utilities, Information Technology (IT) and Telecommunications lagged. Value stocks outperformed their growth counterparts, and small cap stocks bested large cap.

IV. Return vs. Benchmark

For the fiscal year ended May 31, 2013, the Fund outperformed the S&P 500 Index (the “Index”), returning 28.24% versus the Index return of 27.28%.

V. Fund Attribution

The Fund posted positive relative performance in a strong-absolute-return environment. Stock selection within the Consumer Discretionary, Health Care and Industrials sectors was a source of strength, as was an underweight to Utilities, which materially lagged the broader market. Picks within Information Technology, specifically the software & services and semiconductor industry groups, proved challenging for the Fund, as did selection within Consumer Staples.

Large Cap Disciplined Equity Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Large Cap Disciplined Equity Fund, Class A	28.24%	16.71%	3.75%	6.37%
S&P 500 Index	27.28%	16.87%	5.43%	0.16%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Disciplined Equity Fund, Class A, versus the S&P 500 Index

[1]

For the year ended May 31, 2013. Past performance is not an indication of future performance. Class A shares were offered beginning 8/28/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2013

Large Cap Index Fund

I. Objective

The Large Cap Index Fund (the “Fund”) seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Russell 1000 Index.

II. Multi-Manager Approach Statement

The Fund uses a sub-adviser under the supervision of SEI Investments Management Corporation (SIMC). The sole sub-adviser is SSgA Funds Management, Inc. There were no sub-adviser changes during the year.

III. Market Commentary

The fiscal year started strong on speculation that the Federal Reserve (Fed) would expand its bond-buying program as economic indicators in the U.S. remained lackluster. European Central Bank President Mario Draghi’s oft-cited comment in late July to do “whatever it takes” to support the euro sent the market higher, as the worst-case scenario within the region was seemingly off the table. Stimulus speculation in the U.S. became a reality on September 13, when the Fed announced it would purchase $40 billion of agency mortgage-backed securities per month on an open-ended basis. This was in addition to the $45 billion per month of Treasurys the Fed was already buying. Despite the expanded stimulus measures, concerns about the health of the global economy and uncertainty regarding the outcome of the American presidential election weighed on the market. Following the election, the looming fiscal cliff in the U.S., a still-poor eurozone outlook, and intensified Israeli-Palestinian tensions all vied for the market’s attention. After a last-minute political agreement on the fiscal cliff, the market rallied sharply in the following months. Improving economic indicators, combined with the Fed’s zero-interest-rate policy, forced investors out on the risk curve, which boosted equity prices (albeit in more defensive issues). Best performing sectors for the fiscal year included Financials, Health Care and Consumer Discretionary, while Utilities, Information Technology (IT) and Telecommunications lagged. Value stocks outperformed their growth counterparts, and small cap stocks bested large cap.

IV. Return vs. Benchmark

For the fiscal year ended May 31, 2013, the Fund slightly underperformed the Russell 1000 Index (the “Index”), returning 27.55% versus the Index return of 27.62%.

V. Fund Attribution

Incremental underperformance was generated by cash flows. As an index fund, performance is designed to track that of the Index.

Large Cap Index Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Index Fund, Class A	27.55%	16.89%	5.54%	7.90%	5.63%
Russell 1000 Index	27.62%	16.92%	5.57%	7.96%	5.67%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Index Fund, Class A, versus the Russell 1000 Index

[1]

For the year ended May 31, 2013. Past performance is not an indication of future performance. Class A shares were offered beginning 4/1/02. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

4	SEI Institutional Investments Trust / Annual Report / May 31, 2013

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2013

Extended Market Index Fund

I. Objective

The Extended Market Index Fund (the “Fund”) seeks investment results that approximate, as closely as practicable and before expenses, the performance of the Russell Small Cap Completeness Index.

II. Multi-Manager Approach Statement

The Fund uses a sub-adviser to manage the portfolio under the general supervision of SEI Investments Management Corporation (SIMC). As of May 31, 2013, the Fund’s sub-adviser was SSgA Funds Management, Inc.

The Fund was launched in February 2013, and there have been no sub-adviser changes since inception.

III. Market Commentary

The U.S. equity market, as measured by the Russell Small Cap Completeness Index, gained 30% during the fiscal year ending May 31, 2013. The market advanced on increasing optimism about the domestic economy, supported by improving housing and employment conditions and accommodative monetary policy from the U.S. Federal Reserve, as well as the diminishing frequency and impact of Europe’s financial-crisis spasms. Except for a moderate pullback in October and November and a brief pause around the end of March, market activity consistently trended in a positive direction during the Fund’s fiscal year. From a sector perspective, market performance was led by Consumer Discretionary, which gained 41%, followed by Health Care, Industrials and Consumer Staples. The worst-performing sector was Information Technology, which gained nearly 20%. Utilities, Financials and Energy also lagged the broad market.

During the since-inception period for the Fund (February 28, 2013 through May 31, 2013), the Russell Small Cap Completeness Index gained 7.94%. Performance was led by the Telecommunications sector, which gained nearly 16%, followed by Consumer Discretionary and Consumer Staples. The worst-performing sectors were Materials and Energy, which each gained nearly 4%.

IV. Return vs. Benchmark

For the since-inception period from February 28, 2013 to May 31, 2013, the Fund underperformed the Russell Small Cap Completeness Index (the “Index”), returning 7.84% versus the Index return of 7.94%.

V. Fund Attribution

As an index fund, the Fund is designed to track closely the performance of the Index. The slight underperformance during the period is attributable to cash flows.

Extended Market Index Fund:

AVERAGE ANNUAL TOTAL RETURN1

Cumulative Inception to Date
Extended Market Index Fund, Class A	7.84%
Russell Small Cap Completeness Index	7.94%

[1]

For the period ended May 31, 2013. Past performance is not an indication of future performance. Class A shares were offered beginning 2/28/13. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2013

Small Cap Fund

I. Objective

The Small Cap Fund (the “Fund”) seeks to provide capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying upon a number of sub-advisers with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2013: AllianceBernstein, L.P.; AQR Capital Management, LLC; Artisan Partners, LP; Janus Capital Management, LLC; J.P. Morgan Investment Management; Lee Munder Capital Group, LLC; LSV Asset Management; Security Capital Research & Management, Inc.; Robeco Investment Management; Timberline Asset Management, LLC; and William Blair & Company, LLC.

During the fiscal year ended May 31, 2013, Allianz Global Investors Capital, LLC and Wellington Management Company, LLP were removed from the Fund. No sub-advisers were added to the Fund during the year.

III. Market Commentary

The U.S. equity market, as measured by the Russell 2000 Index, gained 31% during the fiscal year ending May 31, 2013. The market advanced on increasing optimism about the domestic economy, supported by improving housing and employment conditions and accommodative monetary policy from the U.S. Federal Reserve, as well as the diminishing frequency and impact of Europe’s financial-crisis spasms. Except for a moderate pullback in October and November and a brief pause around the end of March, market activity consistently trended in a positive direction during the Fund’s fiscal year. From a sector perspective, market performance was led by Consumer Discretionary, which gained nearly 40%, as well as Industrials and Materials. The worst-performing sector was Utilities, which still gained 20%. Telecommunications and Energy also lagged the broad market.

IV. Return vs. Benchmark

For the fiscal year ended May 31, 2013, the Fund underperformed the Russell 2000 Index (the ”Index”), returning 29.71% versus an Index return of 31.07%.

V. Fund Attribution

Sector allocation boosted performance during the period, largely due to the Fund’s pro-cyclical positioning. The portfolio’s overweight in Industrials and underweight in Utilities both contributed meaningfully. Individual stock selection was detrimental to performance in most sectors, particularly Information Technology (IT) and Consumer Discretionary. Within IT, the portfolio’s holdings in the hardware segment were the primary source of underperformance. In Consumer Discretionary, the Fund’s holdings in the retailing and household durables areas performed relatively poorly. The two sectors where stock selection contributed to performance were Financials — where the Fund’s holdings in banks, capital markets and consumer finance outperformed — and (to a lesser extent) Consumer Staples. In factor terms, the Fund’s relatively low exposure to momentum and its higher market-capitalization profile relative to the Index proved detrimental to performance.

Small Cap Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Small Cap Fund, Class A	29.71%	14.15%	5.76%	9.00%	7.95%
Russell 2000 Index	31.07%	15.72%	7.15%	9.78%	7.60%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Fund, Class A, versus the Russell 2000 Index

[1]

For the year ended May 31, 2013. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

6	SEI Institutional Investments Trust / Annual Report / May 31, 2013

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2013

Small Cap II Fund

I. Objective

The Small Cap II Fund (the “Fund”) seeks to provide capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying upon a number of sub-advisers with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2013: AllianceBernstein, LP; AQR Capital Management, LLC; Fiduciary Management Associates, LLC; Lee Munder Capital Group, LLC; and Timberline Asset Management, LLC.

During the fiscal year ended May 31, 2013, Fiduciary Management Associates, LLC was added to the Fund. No sub-advisers were terminated from the Fund during the year.

III. Market Commentary

The U.S. equity market, as measured by the Russell 2000 Index, gained 31% during the fiscal year ending May 31, 2013. The market advanced on increasing optimism about the domestic economy, supported by improving housing and employment conditions and accommodative monetary policy from the U.S. Federal Reserve, as well as the diminishing frequency and impact of Europe’s financial-crisis spasms. Except for a moderate pullback in October and November and a brief pause around the end of March, market activity consistently trended in a positive direction during the Fund’s fiscal year. From a sector perspective, market performance was led by Consumer Discretionary, which gained nearly 40%, as well as Industrials and Materials. The worst-performing sector was Utilities, which still gained 20%. Telecommunications and Energy also lagged the broad market.

IV. Return vs. Benchmark

For the fiscal year ended May 31, 2013, the Fund underperformed the Russell 2000 Index (the “Index”), returning 28.54% versus an Index return of 31.07%.

V. Fund Attribution

Sector allocations added to performance during the period, largely due to the Fund’s pro-cyclical positioning. The portfolio’s overweight position in Industrials contributed meaningfully, as did overweight positions in Consumer Discretionary and Materials and underweight positions in Utilities, Telecommunications and Health Care. Individual stock selection detracted in several sectors, particularly Information Technology (IT) and Consumer Discretionary. Within IT, the portfolio’s holdings in the hardware segment were the primary source of underperformance. In Consumer Discretionary, the Fund’s holdings in the consumer durables, hospitality and retailing areas performed relatively poorly. Stock selection was also a performance headwind in the Energy sector. The two sectors where stock selection contributed meaningfully to performance were Industrials (primarily in the capital goods area) and Financials (within consumer finance and real estate). In factor terms, the Fund’s higher-market-capitalization profile relative to the Index proved to be a moderate drag on performance.

Small Cap II Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized Inception to Date
Small Cap II Fund, Class A	28.54%	20.49%
Russell 2000 Index	31.07%	23.83%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap II Fund, Class A, versus the Russell 2000 Index

[1]

For the period ended May 31, 2013. Past performance is not an indication of future performance. Class A shares were offered beginning 4/10/12. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2013

Small/Mid Cap Equity Fund

I. Objective

The Small/Mid Cap Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying upon a number of sub-advisers with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2013: AllianceBernstein, LP, Century Capital Management, LLC, Integrity Asset Management, LLC, Janus Capital Management, LLC, Lee Munder Capital Group, LLC, LSV Asset Management, Robeco Investment Management; Security Capital Research & Management, Inc., Timberline Asset Management, LLC, Wellington Management Company, LLP and William Blair & Company, LLC.

During the fiscal year ended May 31, 2013, Allianz Global Investors Capital, LLC was terminated from the Fund, and Timberline Asset Management, LLC was added to the Fund.

III. Market Commentary

The U.S. equity market, as measured by the Russell 2500 Index, gained 32% during the fiscal year ending May 31, 2013. The market advanced on increasing optimism about the domestic economy, supported by improving housing and employment conditions and accommodative monetary policy from the U.S. Federal Reserve, as well as the diminishing frequency and impact of Europe’s financial-crisis spasms. Except for a moderate pullback in October and November and a brief pause around the end of March, market activity consistently trended in a positive direction during the Fund’s fiscal year. From a sector perspective, market performance was led by Consumer Staples, which gained nearly 46%, followed by Consumer Discretionary and Industrials. The worst-performing sectors were Utilities and Information Technology, which each gained approximately 23%.

IV. Return vs. Benchmark

For the fiscal year ended May 31, 2013, the Fund underperformed the Russell 2500 Index (the “Index”), returning 29.49% versus an Index return of 31.63%.

V. Fund Attribution

Individual stock selection was detrimental to performance in most sectors, particularly Health Care and Consumer Discretionary. Within Health Care, the portfolio’s holdings in equipment and services were the primary source of underperformance. In Consumer Discretionary, the Fund’s holdings in retailing performed relatively poorly. Stock selection was also a performance headwind in Consumer Staples, Industrials and Information Technology (IT). The two sectors where stock selection contributed meaningfully to performance were Materials (primarily in metals and mining) and Financials (mainly in banks). Sector allocation had a negligible impact on relative performance, as individual sector effects offset in the aggregate. The Fund benefited from pro-cyclical positioning — specifically an overweight in Industrials and underweight in Utilities — but this was offset by an overweight to the weak IT sector.

Small/Mid Cap Equity Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Small/Mid Cap Equity Fund, Class A	29.49%	15.40%	6.38%	8.04%
Russell 2500 Index	31.63%	17.08%	7.61%	8.80%

Comparison of Change in the Value of a $100,000 Investment in the Small/Mid Cap Equity Fund, Class A, versus the Russell 2500 Index

[1]

For the year ended May 31, 2013. Past performance is not an indication of future performance. Class A shares were offered beginning 12/15/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

8	SEI Institutional Investments Trust / Annual Report / May 31, 2013

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2013

U.S. Managed Volatility Fund

I. Objective

The U.S. Managed Volatility Fund (the “Fund”) seeks capital appreciation with less volatility than the broad U.S. equity markets.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of May 31, 2013: AJO, LP, Analytic Investors LLC and LSV Asset Management. There were no manager changes during the year.

III. Market Commentary

The U.S. equity market, as measured by the Russell 3000 Index, gained 27.88% during the year ending May 31, 2013. Following a selloff in the spring of 2012 due to a softening U.S. economy and continuing issues in Europe, central banks worldwide stepped in with supportive policies and a risk rally unfolded throughout the summer. Due to the presidential election and looming fiscal cliff in the U.S., as well as the ongoing eurozone crisis, investors’ fears and uncertainty increased in autumn, resulting in a slight market drawdown. The rally resumed at the end of 2012 after the U.S. elections and gained momentum in the beginning of 2013 because the fiscal cliff was averted, debt-ceiling negotiations were pushed back, and there was potential for additional easing in Japan. The momentum continued to the end of May. For the fiscal year, value stocks outperformed their growth counterparts. All 10 sectors posted positive performance. Renewed confidence in the economic recovery revived investors’ willingness to take risk. The best-performing sectors were Financials, Consumer Discretionary and Industrials. Interestingly, Health Care also had a good run in the spring of 2013, along with other defensive sectors such as Consumer Staples, Utilities and Telecommunications. Utilities, Information Technology and Telecommunications lagged the market the most throughout the period.

IV. Return vs. Benchmark

For the fiscal year ended May 31, 2013, the Fund underperformed the Russell 3000 Index (the “Index”), returning 24.19% versus the Index return of 27.88%.

V. Fund Attribution

Higher-quality defensive positioning drove the Fund’s relative underperformance. This effect only marginally offset by good stock selection in the lowest-beta names. (Beta is a statistical measure of a security’s volatility relative to the broader market.) The managers target lower-beta names, which are typically characterized by more stable earnings profiles and lower leverage ratios (debt relative to a company’s equity capital), to achieve one of the Fund’s primary objectives of lower return volatility than the overall market.

A lower-risk strategy that includes a focus on mitigating downside risk is expected to lag during strong market rallies, and Fund performance over the last 12 months reflects that. Adjusting for return volatility, the Fund’s results were strong. We believe the Fund’s performance is best viewed in risk-adjusted terms.

From a more traditional sector perspective, underweights in Consumer Discretionary and Financials and an overweight in Utilities worked against performance. These effects were partially offset by an underweight in Information Technology.

U.S. Managed Volatility Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized Inception to Date
U.S. Managed Volatility Fund, Class A	24.19%	18.01%	15.75%
Russell 3000 Index	27.88%	16.82%	17.55%

Comparison of Change in the Value of a $100,000 Investment in the US Managed Volatility Fund, Class A, versus the Russell 3000 Index

[1]

For the year ended May 31, 2013. Past performance is not an indication of future performance. Class A shares were offered beginning 12/31/08. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2013

International Equity Fund

I. Objective

The International Equity Fund (the “Fund”) seeks to provide capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying upon a number of sub-advisers with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2013: Acadian Asset Management LLC, Causeway Capital Management LLC, del Rey Global Investors LLC, INTECH Investment Management LLC, Neuberger Berman Management LLC, Schroder Investment Management North America Inc. and Tradewinds Global Investors LLC. There were no manager changes during the year.

III. Market Commentary

Despite uncertainty prevailing among investors, international markets experienced a strong rally during the period under review. The continued promise of central bank intervention served to bolster investor confidence. This was led by European Central Bank (ECB) President Mario Draghi’s promise to do “whatever it takes” to preserve the euro, which was reflected in the ECB’s Outright Monetary Transactions (designed to prop up banks through unlimited purchases of sovereign bonds on the secondary market), as well as the €500 billion European Stability Mechanism (designed to provide financial assistance to member states of the eurozone in financial difficulty). In response to these measures, Europe was the top-performing region for equities. Toward the end of 2012, we saw the election of Shinzo Abe in Japan and the introduction of “Abenomics” — a multi-step plan to boost Japan’s ailing economy through devaluation of the yen and domestic stimulus measures designed to shift the country out of its deflationary malaise. These announcements served to boost investor sentiment toward Japan and sparked a broad uptrend in Japanese equity markets. However, after a few strong months, markets in Japan corrected in May 2013, as investors became somewhat tentative regarding the long-term efficacy of Abe’s pledged actions. Toward the end of the Fund’s fiscal year, the scaling back of central bank bond purchases in the U.S. came into focus, as policy tightening and an economic slowdown in the world’s largest economy could roil global markets. Overall, Europe was the top-performing region in the period, with the remaining developed regions performing roughly equally. Emerging markets lagged well behind but still managed double-digit returns.

IV. Return vs. Benchmark

For the fiscal year ended May 31, 2013, the Fund underperformed the MSCI EAFE Index (the “Index”), returning 27.87% versus the Index return of 31.62%.

V. Fund Attribution

The Fund’s underperformance was driven primarily by the effects of region and sector allocations. From a country/regional perspective, the Fund’s overweight allocation to emerging markets detracted from performance. Emerging markets in general lagged well behind their developed-market peers during the period under review, and Fund holdings in South Africa and Brazil had a negative impact. The Fund’s exposure to Canadian equities, primarily represented by precious metals miners, also dragged on results. On the other hand, our managers did well overall with stock selection in Europe, particularly in France and Switzerland. The Fund also benefitted marginally from its overweight allocation to Europe, as our managers continue to find attractive investment opportunities there with the euro-area crisis stabilizing somewhat. Despite the recent rally it experienced, Japan still underperformed for the overall period, and the Fund’s underweight in that country was also positive for performance. Our managers still believe there are long-term structural issues in Japan, even in light of the recent revival of the country’s stock market, so the underweight is likely to persist. From a sector perspective, allocation effects were responsible for the Fund’s underperformance. The underweight to Financials was the greatest drag on results, with the sector up nearly 50% during the period. Additionally, the Fund’s overweight allocation to the Materials sector, mainly through precious metals miners, was a significant detractor. In contrast, strong stock selection in Industrials and Health Care helped mitigate the impact from sector allocation.

International Equity Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
International Equity Fund, Class A	27.87%	9.96%	(4.61)%	6.47%	3.66%
MSCI EAFE Index	31.62%	11.00%	(1.60)%	8.32%	4.56%

Comparison of Change in the Value of a $100,000 Investment in the International Equity Fund, Class A, versus the MSCI EAFE Index

[1]

For the year ended May 31, 2013. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

10	SEI Institutional Investments Trust / Annual Report / May 31, 2013

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2013

World Equity Ex-US Fund

I. Objective

The objective of the World Equity Ex-US Fund (the “Fund”) is to provide capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying upon a number of sub-advisers with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of May 31, 2013: Acadian Asset Management LLC, EARNEST Partners LLC, JO Hambro Capital Management Limited, McKinley Capital Management LLC, NFJ Investment Group LLC and Thornburg Investment Management LLC. There were no manager changes during the year.

III. Market Commentary

Despite uncertainty prevailing among investors, international markets experienced a strong rally during the period under review. The continued promise of central bank intervention served to bolster investor confidence. This was led by European Central Bank (“ECB”) President Mario Draghi’s promise to do “whatever it takes” to preserve the euro, which was reflected in the ECB’s Outright Monetary Transactions (designed to prop up banks through unlimited purchases of sovereign bonds on the secondary market), as well as the €500 billion European Stability Mechanism (designed to provide financial assistance to member states of the eurozone in financial difficulty). In response to these measures, Europe was the top-performing region for equities. Toward the end of 2012, we saw the election of Shinzo Abe in Japan and the introduction of “Abenomics” — a multi-step plan to boost Japan’s ailing economy through devaluation of the yen and domestic stimulus measures designed to shift the country out of its deflationary malaise. These announcements served to boost investor sentiment toward Japan and sparked a broad uptrend in Japanese equity markets. However, after a few strong months, markets in Japan corrected in May 2013, as investors became somewhat tentative regarding the long-term efficacy of Abe’s pledged actions. Toward the end of the Fund’s fiscal year, the scaling back of central bank bond purchases in the U.S. came into focus, as policy tightening and an economic slowdown in the world’s largest economy could roil global markets. Overall, Europe was the top-performing region in the period, with the remaining developed regions performing roughly equally. Emerging markets lagged well behind but still managed double-digit returns.

IV. Return vs. Benchmark

For the fiscal year ended May 31, 2013, the Fund outperformed the MSCI All Country World Ex US Index (the “Index”), returning 27.11% versus the Index return of 25.79%.

V. Fund Attribution

The Fund’s outperformance was driven primarily by stock selection, although portfolio allocation delivered positive effects as well. From a country/regional perspective, the Fund benefited from stock selection across the majority of regions, with the exceptions of Europe and Pacific ex-Japan. The best results for the period came from selection within Canada, specifically Energy and Materials names. Stock selection in emerging markets was also strong, particularly in Indonesia, India, Turkey and South Africa. The Fund’s overweight to Latin America detracted however, as the region (excluding Mexico) lagged well behind the benchmark. From a sector standpoint, stock selection drove performance, with sector allocation also adding to results. While selection was especially strong in the Materials and Energy sectors, we also saw strong results in the Fund’s Industrials and Telecommunications names. The Fund’s underweight to Financials was the most significant detractor, as the sector was up nearly 40% for the period. However, the Fund’s overweights Consumer Discretionary and Health Care bolstered performance, as both of those sectors delivered strong results during the period.

World Equity Ex-US Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
World Equity Ex-US Fund, Class A	27.11%	10.35%	(3.03)%	4.62%
MSCI All Country World Ex-US Index	25.79%	9.13%	(1.62)%	5.57%

Comparison of Change in the Value of a $100,000 Investment in the World Ex-US Equity Fund, Class A, versus the MSCI All Country World Ex-US Index

[1]

For the year ended May 31, 2013. Past performance is not an indication of future performance. Class A shares were offered beginning 3/28/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2013

Screened World Equity Ex-US Fund

I. Objective

The Screened World Equity Ex-US Fund (the “Fund”) seeks to provide capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying upon a number of sub-advisers with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2013: Acadian Asset Management LLC, EARNEST Partners LLC, McKinley Capital Management LLC and Thornburg Investment Management LLC. There were no manager changes during the year.

III. Market Commentary

Despite uncertainty prevailing among investors, international markets experienced a strong rally during the period under review. The continued promise of central bank intervention served to bolster investor confidence. This was led by European Central Bank (ECB) President Mario Draghi’s promise to do “whatever it takes” to preserve the euro, which was reflected in the ECB’s Outright Monetary Transactions (designed to prop up banks through unlimited purchases of sovereign bonds on the secondary market), as well as the €500 billion European Stability Mechanism (designed to provide financial assistance to member states of the eurozone in financial difficulty). In response to these measures, Europe was the top-performing region for equities. Toward the end of 2012, we saw the election of Shinzo Abe in Japan and the introduction of “Abenomics” — a multi-step plan to boost Japan’s ailing economy through devaluation of the yen and domestic stimulus measures designed to shift the country out of its deflationary malaise. These announcements served to boost investor sentiment toward Japan and sparked a broad uptrend in Japanese equity markets. However, after a few strong months, markets in Japan corrected in May 2013, as investors became somewhat tentative regarding the long-term efficacy of Abe’s pledged actions. Toward the end of the Fund’s fiscal year, the scaling back of central bank bond purchases in the U.S. came into focus, as policy tightening and an economic slowdown in the world’s largest economy could roil global markets. Overall, Europe was the top-performing region in the period, with the remaining developed regions performing roughly equally. Emerging markets lagged well behind but still managed double-digit returns.

IV. Return vs. Benchmark

For the fiscal year ended May 31, 2012, the Fund performed in line with the MSCI All Country World Ex US Index (the “Index”), returning 25.69% versus the Index return of 25.79%.

V. Fund Attribution

The Fund marginally underperformed the benchmark by 10 basis points. The Fund’s performance was driven by a combination of stock selection and allocation effects. From a country/regional perspective, the Fund benefited from stock selection across the majority of regions. The exception was Europe, where selection in the Netherlands and Spain negatively impacted results. Stock selection in emerging markets was a strong spot, with particularly good results in Brazil, Mexico, Turkey and South Africa. The underweight to Japan and overweight to China both detracted, as Japan rallied and China lagged during the period. From a sector standpoint, both sector allocation and stock selection had mixed effects on performance. In both the Materials and Energy sectors, underweight allocations and strong stock selection bolstered results, as did stock selection in the Information Technology and Telecommunications sectors. The Fund’s underweight to Financials detracted, as the sector was up nearly 40% for the period. Selection in the Consumer Discretionary sector also dragged on results.

Screened World Equity Ex-US Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized Inception to Date
Screened World Equity Ex-US Fund, Class A	25.69%	9.14%	(1.33)%
MSCI All Country World Ex-US Index	25.79%	9.13%	0.09%

Comparison of Change in the Value of a $100,000 Investment in the Screened World Ex-US Equity Fund, Class A, versus the MSCI All Country World Ex-US Index

[1]

For the year ended May 31, 2013. Past performance is not an indication of future performance. Class A shares were offered beginning 6/30/08. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

12	SEI Institutional Investments Trust / Annual Report / May 31, 2013

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2013

Opportunistic Income Fund

I. Objective

The Opportunistic Income Fund (the “Fund”) seeks to provide capital appreciation and income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2013: Wellington Management Company, LLC and Ares Management, LLC. No manager changes were made to the Fund during the year.

III. Market Commentary

For the fiscal year ended May 31, 2013, the non-Treasury sectors of the U.S. fixed-income market generally outperformed similar-duration Treasurys, thanks to accommodative policies from global central banks. In 2012, the European Central Bank launched two long-term refinancing operations, which helped alleviate short-term funding pressure in the eurozone. In U.S., the Federal Reserve (Fed) continued its Operation Twist program until December 2012, and started the third quantitative-easing program (QE3) to purchase $85 billion of agency mortgage-backed securities (MBS) and long-term Treasury securities every month. In addition, economic and corporate fundamentals continued to improve, while inflation remained benign in U.S. The housing market experienced strong recovery, with the S&P/Case-Shiller U.S. National Home Price Index up double digits from a year ago. The non-agency MBS market saw strong price appreciation during the Fund’s fiscal year, helped by improving credit fundamentals and attractive valuations. After several years of de-leveraging, corporations (especially financial companies) have much stronger balance sheets and solid earnings. Primary issuance was robust and has been met with strong demand from investors.

The market turned a corner in May 2013, as fears over the Fed’s eventual tapering of QE3 caused a surge in interest rates and triggered a broad market selloff. The 10-year Treasury yield rose by 46 basis points and the 30-year Treasury yield increased by 40 basis points during the month. Agency MBS were hit especially hard. The sharp rise in Treasury yields resulted in significant extension risk (the risk that agency MBS cash flows will occur more slowly than expected), while greater uncertainty around Fed policy caused many real estate investment trusts and overseas investors to sell agency MBS holdings.

IV. Return vs. Benchmark

For the fiscal year ended May 31, 2013, the Fund outperformed the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index (the “Index”), returning 5.78% versus the Index return of 0.40%.

V. Fund Attribution

The Fund outperformed its benchmark, benefiting from an allocation to bank loans, as the Credit Suisse Leveraged Loan Index returned

9.04%. Loan performance was driven by investors’ desire for yield and safety along with an aversion to interest-rate risk, which led to record-setting inflows into the asset class. In addition, an allocation to (and security selection within) non-agency MBS, particularly shorter-tenor senior residential MBS, added to performance, as the sector benefited from positive housing fundamentals and improving homeowner metrics. Non-agency MBS benefited from favorable supply/demand technicals and valuations, including attractive loss-adjusted yields. An allocation to seasoned senior commercial MBS tranches added to performance, as that sector benefited from investors’ yield appetite and the Fed’s announcement of its latest round of quantitative easing. The Fund’s allocation to corporates, particularly financials, aided relative performance, as that sector was perceived as a safe haven compared to the industrial/technology and media & telecom sectors, where leveraged buyouts and equity-shareholder friendly activities have increased. Fundamentals in financials continue to improve, with new financial regulations and capital requirements taking hold that should benefit bondholders. The Fund used derivatives (primarily Treasury futures) throughout the one-year period ending May 31, 2013 as a way to manage duration, yield-curve positioning, and spread duration in a more efficient manner.

Opportunistic Income Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Opportunistic Income Fund, Class A	5.78%	4.68%	0.11%	(0.39)%
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index	0.40%	0.39%	0.84%	1.83%

Comparison of Change in the Value of a $100,000 Investment in the Opportunistic Income Fund, Class A, versus the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index

[1]

For the year ended May 31, 2013. Past performance is not an indication of future performance. Class A shares were offered beginning 12/14/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2013

Core Fixed Income Fund

I. Objective

The Core Fixed Income Fund (the “Fund”) seeks to provide current income consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2013: Metropolitan West Asset Management LLC, JP Morgan Investment Management Inc., Western Asset Management Company, Western Asset Management Company Limited, Wells Capital Management and Jennison Associates LLC. No manager changes were made during the year.

III. Market Commentary

For the fiscal year ended May 31, 2013, the non-Treasury sectors of the U.S. fixed-income market generally outperformed similar-duration Treasurys, thanks to accommodative policies from global central banks. In 2012, the European Central Bank launched two long-term refinancing operations, which helped alleviate short-term funding pressure in the eurozone. In U.S., the Federal Reserve (Fed) continued its Operation Twist program until December 2012, and started the third quantitative-easing program (QE3) to purchase $85 billion of agency mortgage-backed securities (MBS) and long-term Treasury securities every month. In addition, economic and corporate fundamentals continued to improve, while inflation remained benign in U.S. The housing market experienced strong recovery, with the S&P/Case-Shiller U.S. National Home Price Index up double digits from a year ago. The non-agency MBS market saw strong price appreciation during the Fund’s fiscal year, helped by improving credit fundamentals and attractive valuations. After several years of de-leveraging, corporations (especially financial companies) have much stronger balance sheets and solid earnings. Primary issuance was robust and has been met with strong demand from investors.

The market turned a corner in May 2013, as fears over the Fed’s eventual tapering of QE3 caused a surge in interest rates and triggered a broad market selloff. The 10-year Treasury yield rose by 46 basis points and the 30-year Treasury yield increased by 40 basis points during the month. Agency MBS were hit especially hard. The sharp rise in Treasury yields resulted in significant extension risk (the risk that agency MBS cash flows will occur more slowly than expected), while greater uncertainty around Fed policy caused many real estate investment trusts and overseas investors to sell agency MBS holdings.

IV. Return vs. Benchmark

For the fiscal year ended May 31, 2013, the Fund outperformed the Barclays Capital Aggregate Bond Index (the “Index”), returning 3.12% versus the Index return of 0.91%.

V. Fund Attribution

The Fund’s overweight position in corporate bonds, non-agency MBS and commercial MBS (CMBS) were the key drivers of performance. Duration exposure (which was shorter than the benchmark) also had a positive impact on performance, as Treasury yields rose during the period. Treasury futures were utilized to help manage the Fund’s duration and yield-curve exposures.

An overweight to corporate bonds, especially those issued by large financial firms, generated significant outperformance relative to Treasurys. The steep yield curve, combined with improved access to capital markets, allowed the largest U.S. banking institutions to strengthen their balance sheets and sustain profitability over the course of the year. The Fund bought credit protection by utilizing credit default swaps, which assisted in partially hedging systematic risk associated with the portfolio’s corporate exposure.

Non-agency mortgages continued to perform well, as that sector has experienced price appreciation as a result of an improving housing market, principal paydowns, and negative net supply.

The Fund’s overweight to the CMBS sector contributed to performance as well. The Fund bought credit protection by utilizing credit default swaps on a basket of CMBS, which assisted in partially hedging systematic risk associated with the portfolio’s CMBS exposure.

The Fund’s underweight to agency debt detracted from performance.

Core Fixed Income Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Core Fixed Income Fund, Class A	3.12%	6.40%	7.19%	5.55%	6.63%
Barclays Capital Aggregate Bond Index	0.91%	4.59%	5.50%	4.66%	6.15%

Comparison of Change in the Value of a $100,000 Investment in the Core Fixed Income Fund, Class A, versus the Barclays Capital Aggregate Bond Index

[1]

For the year ended May 31, 2013. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

14	SEI Institutional Investments Trust / Annual Report / May 31, 2013

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2013

High Yield Bond Fund

I. Objective

The High Yield Bond Fund (the “Fund”) seeks total return.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2013: Ares Management, LLC, Brigade Capital Management, LLC, Delaware Investment Fund Advisers, Guggenheim Partners Investment Management, LLC and J.P. Morgan Investment Management, Inc. There were no manager changes during the year.

III. Market Commentary

For the fiscal year ended May 31, 2013, the high-yield market, as measured by the BofA Merrill Lynch U.S. High Yield Constrained Index (the “Index”), returned 14.82%. High yield returns were positive in 11 of the 12 months during the Fund’s fiscal year due to a more durable recovery in the U.S. economy, an accommodative Federal Reserve that instituted its third round of quantitative easing, and the successful negotiation of the U.S. fiscal cliff debate. As a result, credit quality narrowed 234 basis points, ending the period at 462 basis points. Yields for high-yield bonds established several new record lows during the year. A new record-low yield of 4.99% was established in early-May 2013, before rising to 5.70% by the end of May. Fundamentals for the high-yield market remain intact and have kept default rates in a low range. The Moody’s U.S. Speculative Default Rate ended the Fund’s fiscal year at 2.9% — slightly below the 3.1% of a year ago. Issuance continued its recent record pace, reaching a new 12-month record with $444 billion issued during the reporting period. Over 60% of new issuance was for refinancing purposes, which helps keep net new issuance in check. With strong fundamentals and technicals, as well as investors’ desire for yield in a record low rate environment, lower-quality bonds outperformed higher-quality bonds. CCC rated securities returned 20.45%, followed by B rated securities (14.52%), and BBB rated securities (12.55%).

Returns were positive and broad based for the high-yield market, with all sectors of the Index generating double-digit returns. An improving economy, combined with stronger operations, benefited finance-related companies, which enabled the insurance and banking sectors to produce the highest returns at 31.26% and 20.62%, respectively. The worst-performing sector was the capital goods sector, which returned 12.09%.

IV. Return vs. Benchmark

For the fiscal year ended May 31, 2013, the Fund outperformed the BofA Merrill Lynch U.S. High Yield Constrained Index, returning 15.46% versus the Index return of 14.82%.

V. Fund Attribution

The Fund’s allocation to collateralized loan obligations enhanced performance, as strong demand and improving fundamentals drove prices higher. Selection within the energy sector added to returns, as several companies benefitted from both refinancing and acquisition activity. Within in the consumer non-cyclical sector, an allocation to municipal tobacco debt (which outperformed taxable high-yield bonds) benefitted returns. An underweight to BB rated bonds and an overweight CCC rated bonds (which underperformed and outperformed, respectively) were positive. An underweight to the outperforming banking sector and a more defensive portfolio positioning in institutional loans detracted.

High Yield Bond Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
High Yield Bond Fund, Class A	15.46%	13.05%	11.38%	9.42%
BofA Merrill Lynch U.S. High Yield Constrained Index	14.82%	11.85%	10.76%	9.23%

Comparison of Change in the Value of a $100,000 Investment in the High Yield Bond Fund, Class A, versus the BofA Merrill Lynch U.S. High Yield Constrained Index

[1]

For the year ended May 31, 2013. Past performance is not an indication of future performance. Class A shares were offered beginning 12/5/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2013

Long Duration Fund

I. Objective

The Long Duration Fund (the “Fund”) seeks to provide return characteristics similar to those of high-quality corporate bonds with a duration range of between nine to fourteen years.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2013: Metropolitan West Asset Management LLC, Jennison Associates LLC, Income Research & Management, and Legal and General Investment Management America Inc. There were no manager changes during the year.

III. Market Commentary

For the fiscal year ended May 31, 2013, the non-Treasury sectors of the U.S. fixed-income market generally outperformed similar-duration Treasurys, thanks to accommodative policies from global central banks. In 2012, the European Central Bank launched two long-term refinancing operations, which helped alleviate short-term funding pressure in the eurozone. In U.S., the Federal Reserve (Fed) continued its Operation Twist program until December 2012, and started the third quantitative-easing program (QE3) to purchase $85 billion of agency mortgage-backed securities (MBS) and long-term Treasury securities every month. In addition, economic and corporate fundamentals continued to improve, while inflation remained benign in U.S. The housing market experienced strong recovery, with the S&P/Case-Shiller U.S. National Home Price Index up double digits from a year ago. The non-agency MBS market saw strong price appreciation during the Fund’s fiscal year, helped by improving credit fundamentals and attractive valuations. After several years of de-leveraging, corporations (especially financial companies) have much stronger balance sheets and solid earnings. Primary issuance was robust and has been met with strong demand from investors.

The market turned a corner in May 2013, as fears over the Fed’s eventual tapering of QE3 caused a surge in interest rates and triggered a broad market selloff. The 10-year Treasury yield rose by 46 basis points and the 30-year Treasury yield increased by 40 basis points during the month. Agency MBS were hit especially hard. The sharp rise in Treasury yields resulted in significant extension risk (the risk that agency MBS cash flows will occur more slowly than expected), while greater uncertainty around Fed policy caused many real estate investment trusts and overseas investors to sell agency MBS holdings.

IV. Return vs. Benchmark

For the fiscal year ended May 31, 2013, the Fund returned 0.78% compared to (0.57)% for its benchmark, which is the Barclays Long U.S. Government/Credit Index.

V. Fund Attribution

The Fund’s outperformance was aided by its overweight exposure to the corporate bond sector. Specifically, an overweight to large financial issuers generated significant outperformance relative to Treasurys. The steep yield curve, combined with improved access to capital markets, allowed the largest U.S. banking institutions to strengthen their balance sheets and sustain profitability over the course of the year. The Fund bought credit protection by utilizing credit default swaps, which assisted in partially hedging systematic risk associated with the portfolio’s corporate exposure.

Duration exposure, which was shorter than the benchmark, also had a positive impact on performance, as Treasury yields rose during the period. The Fund’s curve-flattening position detracted from results. Treasury futures were utilized to help manage the Fund’s duration and yield-curve exposure.

Long Duration Fund:

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Long Duration Fund, Class A	0.78%	10.75%	9.05%	5.90%
Barclays Long US Government/Credit Index	(0.57)%	10.10%	9.61%	7.65%

Comparison of Change in the Value of a $100,000 Investment in the Long Duration Fund, Class A, versus the Barclays Long US Government/Credit Index, the 60/40 Hybrid of the BC Long Credit & BC Long Government, the Barclays Long US Credit Index and the Barclays Long US Government Index

[1]

For the year ended May 31, 2013. Past performance is not an indication of future performance. Class A shares were offered beginning 4/21/04. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

[2]

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 60/40 Blended Benchmark, which consists of the Barclays Capital U.S. Long Credit Index and the Barclays Capital U.S. Long Government Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

16	SEI Institutional Investments Trust / Annual Report / May 31, 2013

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2013

Long Duration Corporate Bond Fund

I. Objective

The Long Duration Corporate Bond Fund (the “Fund”) seeks to provide return characteristics similar to those of high-quality corporate bonds.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2013: Metropolitan West Asset Management LLC, Jennison Associates LLC, Income Research & Management, and Legal and General Investment Management America Inc. There were no manager changes during the year.

The Fund was launched in June 2012, and there have been no sub-adviser changes since inception.

III. Market Commentary

For the fiscal year ended May 31, 2013, the non-Treasury sectors of the U.S. fixed-income market generally outperformed similar-duration Treasurys, thanks to accommodative policies from global central banks. In 2012, the European Central Bank launched two rounds of Long-Term Refinancing Operations, which helped alleviate short-term funding pressure in the eurozone. In U.S., the Federal Reserve (Fed) continued its Operation Twist program until December 2012, and started the third quantitative-easing program (QE3) to purchase $85 billion of agency mortgage-backed securities (MBS) and long-term Treasury securities every month. In addition, economic and corporate fundamentals continued to improve, while inflation remained benign in U.S. The housing market experienced strong recovery, with the S&P/Case-Shiller U.S. National Home Price Index up double digits from a year ago. The non-agency MBS market saw strong price appreciation during the Fund’s fiscal year, helped by improving credit fundamentals and attractive valuations. After several years of de-leveraging, corporations (especially financial companies) have much stronger balance sheets and solid earnings. Primary issuance was robust and has been met with strong demand from investors.

The market turned a corner in May 2013, as fears over the Fed’s eventual tapering of QE3 caused a surge in interest rates and triggered a broad market selloff. The 10-year Treasury yield rose by 46 basis points and the 30-year Treasury yield increased by 40 basis points during the month. Agency MBS were hit especially hard. The sharp rise in Treasury yields resulted in significant extension risk (the risk that agency MBS cash flows will occur more slowly than expected), while greater uncertainty around Fed policy caused many real estate investment trusts and overseas investors to sell agency MBS holdings.

IV. Return vs. Benchmark

For the since-inception period from June 29, 2012 to May 31, 2013, the Fund returned 3.75% compared to 3.59% for its benchmark, which is the Barclays Long U.S. Corporate Index.

V. Fund Attribution

The Fund’s outperformance was aided by its overweight exposure to large financial issuers, which generated significant outperformance relative to Treasurys. The steep yield curve, combined with improved access to capital markets, allowed the largest U.S. banking institutions to strengthen their balance sheets and sustain profitability over the course of the year. The Fund bought credit protection by utilizing credit default swaps, which assisted in partially hedging systematic risk associated with the portfolio’s corporate exposure.

Duration exposure, which was shorter than the benchmark, also had a positive impact on performance, as Treasury yields rose during the period. The Fund’s curve-flattening position detracted from results. Treasury futures were utilized to help manage the Fund’s duration and yield-curve exposure.

Long Duration Corporate Bond Fund:

AVERAGE ANNUAL TOTAL RETURN1

Cumulative Inception to Date
Long Duration Corporate Bond Fund, Class A	3.75%
Barclays Long U.S. Corporate Bond Index	3.59%

[1]

For the year ended May 31, 2013. Past performance is not an indication of future performance. Class A shares were offered beginning 6/29/12. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	17

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2013

Ultra Short Duration Bond Fund

I. Objective

The Ultra Short Duration Bond Fund (the “Fund”) seeks to provide higher current income than that typically offered by a money market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2013: Wellington Management Company, LLP and Logan Circle Partners, L.P. There were no manager changes during the year.

III. Market Review

For the 12 months ending May 31, 2013, the non-Treasury sectors of the U.S. fixed-income market generally outperformed similar-duration Treasurys, thanks to accommodative policies from global central banks. In 2012, the European Central Bank launched two long-term refinancing operations, which helped alleviate short-term funding pressure in the eurozone. In U.S., the Federal Reserve (Fed) continued its Operation Twist program until December 2012, and started the third quantitative-easing program (QE3) to purchase $85 billion of agency mortgage-backed securities (MBS) and long-term Treasury securities every month. In addition, economic and corporate fundamentals continued to improve, while inflation remained benign in U.S. The housing market experienced strong recovery, with the S&P/Case-Shiller U.S. National Home Price Index up double digits from a year ago. The non-agency MBS market saw strong price appreciation during the Fund’s fiscal year, helped by improving credit fundamentals and attractive valuations. After several years of de-leveraging, corporations (especially financial companies) have much stronger balance sheets and solid earnings. Primary issuance was robust and has been met with strong demand from investors.

The market turned a corner in May 2013, as fears over the Fed’s eventual tapering of QE3 caused a surge in interest rates and triggered a broad market selloff. The 10-year Treasury yield rose by 46 basis points and the 30-year Treasury yield increased by 40 basis points during the month. Agency MBS were hit especially hard. The sharp rise in Treasury yields resulted in significant extension risk (the risk that agency MBS cash flows will occur more slowly than expected), while greater uncertainty around Fed policy caused many real estate investment trusts and overseas investors to sell agency MBS holdings.

IV. Return vs. Benchmark

For the fiscal year ended May 31, 2013, the Fund returned 2.14%, compared to 0.28% for the Barclays Short US Treasury 9-12 Month Index.

V. Fund Attribution

During the period, the Fund’s large allocation to non-Treasury sectors (particularly non-agency mortgage-backed securities, asset-backed securities and corporate securities) outperformed. Allocations to the Fund’s barbell curve position detracted from performance, as the yield curve steepened significantly during the period. During the Fund’s fiscal year, Treasury futures were used to efficiently manage duration and yield-curve exposures.

Ultra Short Duration Bond Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized Inception to Date
Ultra Short Duration Bond Fund, Class A	2.14%	1.48%
Barclays Short U.S. Treasury 9-12 Month Index	0.28%	0.33%

Comparison of Change in the Value of a $100,000 Investment in the Ultra Short Duration Bond Fund, Class A, versus the Barclays Short U.S. Treasury 9-12 Month Index

[1]

For the year ended May 31, 2013. Past performance is not an indication of future performance. Class A shares were offered beginning 2/28/11. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

18	SEI Institutional Investments Trust / Annual Report / May 31, 2013

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2013

Emerging Markets Debt Fund

I. Objective

The Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of May 31, 2013: Ashmore Investment Management Limited and Stone Harbor Investment Partners, L.P. During the year ended May 31, 2013, ING Investment Management was terminated from the Fund in February.

III. Market Commentary

For the fiscal year ending May 31, 2013, emerging markets debt (EMD) posted a 9.77% return after markets rebounded from a period of heightened volatility and received an injection of additional quantitative easing from the U.S. Federal Reserve. The Europe Union provided an improved outlook, China and the U.S. saw growth advancing, and Japan announced its own method of quantitative easing that pushed asset prices higher. Other than a short time around the U.S. elections and a period of risk aversion in May, the broader markets managed to avoid significant volatility during the Fund’s fiscal year.

Local currency debt outperformed external debt, returning 11.58% versus 10.07%, respectively. Local currency debt was blended into the Fund’s benchmark beginning in July 2012. . External debt has received significant inflows and posted strong performance in recent years, local currency debt has lagged and been a lesser beneficiary of market inflows. However, within the past year, local currency debt began to see increased investor appetite. Investors poured into EMD at the fastest rate ever, with a record $94 billion in 2012, most of which came in the second half of the year and continued into the first half of 2013. Issuance was also strong, as dovish central banks pushed down rates, allowing countries and companies around the world to issue debt at record-low yields (especially in the corporate debt market). These technical forces provided strong demand to an already-positive fundamental picture within emerging markets (EM) and contributed to rising asset prices.

Growth in emerging market economies has been solid, both on an absolute basis and relative to developed markets. However, growth targets in EM have been revised down across many regions and countries. Central banks have turned more dovish — not just on lower inflation, but mostly on potentially slower growth. Their agendas have just as much emphasis, if not more, on preserving national growth rates than fighting inflation at the moment. Nonetheless, debt profiles are generally improving, and credit-rating trends continue to improve, as evidenced by significant upgrades in the Philippines and Turkey. A few countries, such as Argentina (where a potential default looms) continue to raise concerns. However, many countries experiencing stress have some access to external markets or are working toward multi-lateral support.

The biggest concerns going forward are whether or not emerging economies will be able to stabilize what looks like moderating growth, and if they can return to a stronger growth environment — particularly with domestic demand as a bigger component. Countries also may soon need to address the potential tapering of quantitative easing in the U.S., the eventual rise of interest rates, and whether or not these factors have a negative impact on the ability to issue debt, refinance, or even pay down debt in the future.

IV. Return vs. Benchmark

For the fiscal year ended May 31, 2013, the Fund outperformed the Blended 50% J.P. Morgan EMBI Global Diversified Index (U.S. Dollar) and 50% J.P. Morgan GBI-EM Global Diversified Index (local currencies), returning 10.64% versus the blended Index return of 9.77%. The Fund’s primary benchmark, the J.P. Morgan EMBI Global Diversified Index, returned 10.07% for the period.

V. Fund Attribution

Adding to the Fund’s relative return for the period were security selection in external debt, an overweight to corporate debt, and security selection in local currency debt. Security selection in local currency in Mexico and Peru, exposure to corporate debt in Russia and Kazakhstan, and an underweight to Lebanon and Chile contributed to relative returns.

While quantitative easing was supportive of rising asset prices, countries within EM were still influenced by their own agendas. In

SEI Institutional Investments Trust / Annual Report / May 31, 2013	19

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2013

Emerging Markets Debt Fund (Concluded)

Mexico, local currency bonds benefited from favorable election results and the expectation that the new administration will eventually deliver on various projects such financial and energy reform. Broader economic data points were fairly positive, and the anticipation of U.S. growth remaining steady contributed to positive returns. Strong growth and stable inflation in Peru, coupled with rising foreign demand for local bonds, was supportive of the local market, and positioning in the short end of the curve contributed to alpha. The corporate debt market began to rally in the latter part of 2012, benefiting higher-beta exposures in Russia and Kazakhstan, which included telecommunications, financials and energy. Lebanese bonds trailed the market, as typically seen in strong rallies, and the Fund held no exposure there. Chile, which trades rich relative to the rest of the market, posted small gains, and Fund managers benefited from avoiding those unattractive valuations. Security selection in Turkish local currency bonds also added, as that country saw an improving current account deficit and expectations of an eventual rate hike that was priced in by the market.

Detracting from relative returns were underweights to Hungarian and Ukrainian dollar bonds and an overweight to local currency debt in South Africa. Exposures to local currency debt in China and Poland were also negative for performance, as was an overweight to cash.

Emerging Markets Debt Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Emerging Markets Debt Fund, Class A	10.64%	10.50%	10.21%	9.63%
J.P. Morgan EMBI Global Diversified Index	10.07%	9.85%	9.04%	8.62%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Market Debt Fund, Class A, versus a Hybrid of the Following Indexes: the J.P. Morgan EMBI Global Diversified Index, and the J.P. Morgan GBI-EM Global Diversified Index

[1]

For the year ended May 31, 2013. Past performance is not an indication of future performance. Class A shares were offered beginning 12/5/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

20	SEI Institutional Investments Trust / Annual Report / May 31, 2013

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2013

Real Return Fund

I. Objective

The Real Return Fund (the “Fund”) seeks to provide a total return exceeding the rate of inflation.

II. Multi-Manager Approach Statement

The Fund utilized one sub-adviser to manage the Fund under the supervision of SEI Investments Management Corporation (SIMC). Effective May 16, 2013, the Fund terminated Wellington Management Company, LLC and the Fund’s assets are currently managed by SIMC directly.

III. Market Commentary

For the 12 months ending May 31, 2013, the non-Treasury sectors of the U.S. fixed-income market generally outperformed similar-duration Treasurys, thanks to accommodative policies from global central banks. In 2012, the European Central Bank launched two long-term refinancing operations, which helped alleviate short-term funding pressure in the eurozone. In U.S., the Federal Reserve (Fed) continued its Operation Twist program until December 2012, and started the third quantitative-easing program (QE3) to purchase $85 billion of agency mortgage-backed securities (MBS) and long-term Treasury securities every month. In addition, economic and corporate fundamentals continued to improve, while inflation remained benign in U.S. The housing market experienced strong recovery, with the S&P/Case-Shiller U.S. National Home Price Index up double digits from a year ago. The non-agency MBS market saw strong price appreciation during the Fund’s fiscal year, helped by improving credit fundamentals and attractive valuations. After several years of de-leveraging, corporations (especially financial companies) have much stronger balance sheets and solid earnings. Primary issuance was robust and has been met with strong demand from investors.

The market turned a corner in May 2013, as fears over the Fed’s eventual tapering of QE3 caused a surge in interest rates and triggered a broad market selloff. The 10-year Treasury yield rose by 46 basis points and the 30-year Treasury yield increased by 40 basis points during the month. In addition, yields on five-year and 10-year Treasury Inflation-Protected Securities (TIPS) increased 50 and 57 basis points, to (0.89)% and (0.10)%, respectively. This was due to tame inflation expectations, fears of the Fed being less accommodative and the market implying stronger real economic growth. Despite recent weakness, the five-year TIPS breakeven inflation rate, which is the difference in yield between the nominal Treasury and TIPS, widened from 1.7% to 1.9%, resulting in TIPS outperforming their nominal Treasury counterparts for the one-year period.

IV. Return vs. Benchmark

For the fiscal year ended May 31, 2013, the Fund returned (0.15)%, compared to (0.06)% for the Barclays U.S. Treasury Inflation Notes 1-5 Year Index.

V. Fund Attribution

The Fund performed in line with the benchmark, benefiting from its curve positioning as well as tactical and timely allocations to nominal Treasurys, while security selection detracted from performance.

Real Return Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Real Return Fund, Class A	(0.15)%	2.85%	2.80%	4.52%
Barclays U.S. Treasury Inflation Notes 1-5 Year Index	(0.06)%	2.91%	2.93%	4.30%

Comparison of Change in the Value of a $100,000 Investment in the Real Return Fund, Class A, versus the Barclays U.S. Treasury Inflation Notes 1-5 Year Index and the Barclays U.S. Treasury Inflation Notes 1-10 Year Index

[1]

For the year ended May 31, 2013. Past performance is not an indication of future performance. Class A shares were offered beginning 12/14/06. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	21

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2013

Dynamic Asset Allocation Fund

I. Objective

The Dynamic Asset Allocation Fund (the “Fund”) seeks long-term total return.

II. Multi-Manager Approach Statement

The Fund is directly managed by SEI Investments Management Corporation (SIMC), while utilizing SSgA Funds Management, Inc. (State Street) as a sub-adviser in an execution and beta-management function only. There were no manager changes during the period.

III. Market Commentary

Despite continued negative economic data out of Europe, fears of an ongoing global financial crisis abated, pushing equities significantly higher. In the US, investors welcomed modestly lower unemployment data and an escape from the so-called fiscal cliff by rotating out of safe-haven assets like U.S. Treasurys and into riskier assets.

Accommodative monetary policies from central banks around the world led to an increase in global currency volatility. Perhaps the most glaring example comes from the Bank of Japan. A concerted effort to devalue the yen drove the yen-U.S. dollar exchange rate from 80 in June 2012 to a recent peak over 103. This devaluation (a single dollar can purchase more yen) benefited Japanese exports and helped contribute to the sharp appreciation of Japanese equities this spring.

IV. Return vs. Benchmark

For the fiscal year ended May 31, 2013, the Fund returned 23.75% compared to 27.28% for the S&P 500 Index.

V. Fund Attribution

A short euro/long U.S. dollar theme detracted from performance but served to dampen the overall volatility in the Fund. The largest positive contributor to returns was a long-Japanese-equity (currency hedged), short-Europe ex U.K.-equity trade. In addition, at various times during the year, we’ve hedged the portfolio from extreme downside moves by opportunistically entering and exiting put option trades on the S&P 500 Index. While the net effect of these options trades on returns has been neutral, we’ve been able to reduce the Fund’s exposure to downside tail risks. The Fund uses futures, forwards, swaps and options to achieve its desired tactical exposures.

Dynamic Asset Allocation Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized Inception to Date
Dynamic Asset Allocation Fund, Class A	23.75%	14.60%
S&P 500 Index	27.28%	17.34%

Comparison of Change in the Value of a $100,000 Investment in the Dynamic Asset Allocation Fund, Class A, versus the S&P 500 Index

[1]

For the year ended May 31, 2013. Past performance is not an indication of future performance. Class A shares were offered beginning 7/30/10. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

22	SEI Institutional Investments Trust / Annual Report / May 31, 2013

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL INVESTMENTS TRUST — MAY 31, 2013

Multi-Asset Real Return Fund

I. Objective:

The Multi-Asset Real Return Fund (the “Fund”) seeks return exceeding the rate of inflation.

II. Multi-Manager Approach Statement:

The Fund uses a multi-manager approach, relying on one or more sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). SIMC also directly manages a portion of the Fund’s portfolio. The Fund utilized the following sub-advisor as of May 31, 2013: AllianceBernstein L.P. There were no manager changes during the year.

III. Market Commentary:

Global markets favored equities and credit during the fiscal year ending May 31, 2013. The S&P 500 Index returned 26.4%, while the MSCI World Index returned 27.8%. The Barclays US High Yield Index returned 14.8% over this time period. While risk assets rallied in developed markets, emerging markets performance was comparatively muted (the MSCI Emerging Markets Index was up 14.1%). Performance was not as strong for inflation-related assets such as commodities, commodity-related equities and Treasury inflation-protected securities (TIPS). Commodities, as measured by the Dow Jones UBS Commodity Index, returned only 1.8% during the time period. Commodity-related equities as measured by the MSCI AC World Commodity Producers Index returned 8.9%. U.S. TIPS, as measured by the Barclays U.S. TIPS Index, returned (1.8)%. Global markets have not placed a premium on inflation and inflation expectations have declined in many countries. The range of returns among inflation-related assets is explained to some extent by the degree of their relationship to inflation; those with lower inflation sensitivity (commodity equities and real estate investment trusts) fared better than those with higher sensitivity (commodities and TIPS).

IV. Return vs. Benchmark:

For the fiscal year ended May 31, 2013, the Fund outperformed the Barclays U.S. Treasury Inflation Notes 1-5 Year Index (the “Index”), returning 0.07% versus the Index return of (0.06)%.

V. Fund Attribution:

The Fund’s overall outperformance was largely the result of equities and commodities outperforming U.S. TIPS during the period.

While not keeping pace with the broad equity market, natural resource equities and real estate investment trusts (REITS) provided meaningfully higher returns than U.S. TIPS. Commodities provided outperformance to a lesser extent. Top-down decisions, which consisted of over/underweighting different inflation asset types, detracted from returns relative to the Fund’s strategic allocations. Bottom-up security selection was largely additive to performance, with strong security selection in REITS and commodity-related equities. The Fund experienced slight underperformance within commodities, as a passive approach to the asset class has been employed.

Multi-Asset Real Return Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized Inception to Date
Multi-Asset Real Return Fund, Class A	0.07%	(4.04)%
Barclays U.S. Treasury Inflation Notes 1-5 Year Index	(0.06)%	0.20%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Real Return Fund, Class A, versus the Barclays U.S. Treasury Inflation Notes 1-5 Year Index

[1]

For the period ended May 31, 2013. Past performance is not an indication of future performance. Class A shares were offered beginning 7/29/11. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	23

SUMMARY SCHEDULE OF INVESTMENTS

Large Cap Fund

May 31, 2013

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.3%

Consumer Discretionary — 12.7%
Coach	0.6%	185,664	$10,817
Liberty Interactive, Cl A*	0.6	463,575	10,407
NIKE, Cl B	0.8	246,599	15,205
Nordstrom	0.5	169,933	9,995
priceline.com*	0.5	12,300	9,889
Target	0.7	182,565	12,688
Walt Disney	0.6	171,260	10,803
Whirlpool	0.5	76,000	9,710
Other Securities	7.9		151,662

			241,176

Consumer Staples — 10.4%
Costco Wholesale	1.1	184,020	20,181
CVS Caremark	0.9	311,594	17,942
Estee Lauder, Cl A	1.1	297,419	20,159
Mead Johnson Nutrition, Cl A	0.6	144,310	11,699
Mondelez International, Cl A	0.6	373,100	10,992
Walgreen	0.7	272,725	13,025
Whole Foods Market	0.9	324,038	16,805
Other Securities	4.5		86,253

			197,056

Energy — 9.8%
Chevron	1.4	222,700	27,336
ConocoPhillips	0.6	176,200	10,808
EOG Resources	0.7	100,125	12,926
Exxon Mobil	1.9	398,300	36,034
Kinder Morgan	0.6	305,163	11,590
Marathon Petroleum	0.7	156,400	12,903
Phillips 66	0.5	147,750	9,836
Other Securities	3.4		63,659

			185,092

Financials — 16.6%
American International Group*	0.6	240,650	10,699
Charles Schwab	0.6	558,562	11,093

Citigroup	1.4	525,050	27,297

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Goldman Sachs Group	0.5%	60,200	$9,757
JPMorgan Chase	1.8	629,220	34,349
Travelers	0.5	119,400	9,996
Wells Fargo	1.3	595,600	24,152
Other Securities	9.9		187,260

			314,603

Health Care — 13.5%
Amgen	0.9	168,577	16,947
Biogen Idec*	0.7	52,978	12,582
Celgene*	0.9	140,283	17,346
Express Scripts Holding*	1.0	308,447	19,161
Johnson & Johnson	1.1	242,307	20,397
Pfizer	1.6	1,137,730	30,980
Other Securities	7.3		138,407

			255,820

Industrials — 8.6%
Fluor (A)	0.5	160,019	10,115
Northrop Grumman	0.6	127,200	10,480
Other Securities	7.5		142,299

			162,894

Information Technology — 18.8%
Adobe Systems*	1.1	476,511	20,447
Apple	1.3	55,615	25,009
Cisco Systems	1.0	749,480	18,047
EMC	0.6	425,682	10,540
Google, Cl A*	1.0	21,505	18,718
International Business Machines	0.6	57,264	11,912
Mastercard, Cl A	1.4	47,977	27,359
Oracle	0.5	288,768	9,749
Qualcomm	1.5	450,283	28,584
Teradata*	0.7	222,520	12,405
Visa, Cl A	0.9	94,600	16,852
Other Securities	8.2		157,875

			357,497

Materials — 3.2%
LyondellBasell Industries, Cl A, (A)	0.5	145,230	9,680
Other Securities	2.7		51,377

			61,057

Telecommunication Services — 2.0%
Crown Castle International*	1.1	302,539	21,556
Other Securities	0.9		17,236

			38,792

Utilities — 1.7%
Other Securities	1.7		32,142

Total Common Stock (Cost $1,357,903) ($ Thousands)			1,846,129

24	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

WARRANT — 0.0%
Other Securities	0.0%		$569

Total Warrant (Cost $193) ($ Thousands)			569

AFFILIATED PARTNERSHIP — 4.6%
SEI Liquidity Fund, L.P. 0.100%**† (B)	4.6	86,698,189	86,698

Total Affiliated Partnership (Cost $86,698) ($ Thousands)			86,698

CASH EQUIVALENTS — 1.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	1.5	28,990,159	28,990
Other Securities	0.1		2,152

Total Cash Equivalents (Cost $31,142) ($ Thousands)			31,142

U.S. TREASURY OBLIGATION (C) — 0.2%
Other Securities	0.2		3,142

Total U.S. Treasury Obligation (Cost $3,142) ($ Thousands)			3,142

Total Investments — 103.7% (Cost $1,479,078) ($ Thousands)			$1,967,680

A list of the open futures contracts held by the Fund at May 31, 2013, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
S&P 500 Index E-MINI	123	Jun-2013	$(113)
S&P Mid 400 Index E-MINI	11	Jun-2013	(3)

			$(116)

For the year ended May 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages	are based on a Net Assets of $1,897,837 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2013.

†	Investment in Affiliated Security (see Note 5).

(A)	This security or a partial position of this security is on loan at May 31, 2013. The total value of securities on loan at May 31, 2013 was $83,441 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total value of such securities as of May 31, 2013 was $86,698 ($ Thousands).

(C)	Security, or a portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

L.P. — Limited Partnership

S&P — Standard & Poors

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of inputs used as of May 31, 2013, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,846,129	$—	$—	$1,846,129
Warrant	569	—	—	569
Affiliated Partnership	—	86,698	—	86,698
Cash Equivalents	31,142	—	—	31,142
U.S. Treasury Obligation	—	3,142	—	3,142

Total Investments in Securities	$1,877,840	$89,840	$—	$1,967,680

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$(116)	$—	$—	$(116)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	25

SUMMARY SCHEDULE OF INVESTMENTS

Large Cap Diversified Alpha Fund

May 31, 2013

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 94.8%

Consumer Discretionary — 16.6%
Coach	0.7%	35,633	$2,076
Comcast, Cl A	1.0	78,500	3,152
Home Depot	0.9	34,900	2,745
Liberty Interactive, Cl A*	1.0	139,225	3,125
Liberty Media*	0.2	5,200	649
NIKE, Cl B	1.2	59,564	3,673
Nordstrom	0.7	35,057	2,062
priceline.com*	0.9	3,300	2,653
Target	0.7	31,406	2,183
Walt Disney	1.0	50,762	3,202
Other Securities	8.3		25,803

			51,323

Consumer Staples — 10.0%
Costco Wholesale	0.7	20,783	2,279
CVS Caremark	0.7	35,010	2,016
Estee Lauder, Cl A	0.7	29,951	2,030
Kimberly-Clark	0.6	17,500	1,694
Mondelez International, Cl A	0.7	68,341	2,013
PepsiCo	0.7	27,625	2,231
Walgreen	0.9	57,200	2,732
Whole Foods Market	0.7	39,244	2,035
Other Securities	4.3		13,949

			30,979

Energy — 8.3%
EOG Resources	1.0	25,025	3,231
Exxon Mobil	1.0	35,560	3,217
Kinder Morgan	0.9	76,693	2,913
Marathon Petroleum	0.7	27,600	2,277
Murphy Oil	0.6	27,020	1,711
Other Securities	4.1		12,254

			25,603

Financials — 11.3%
Citigroup	0.7	39,600	2,059

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Goldman Sachs Group	0.6%	10,800	$1,750
IntercontinentalExchange*	0.7	11,775	2,016
JPMorgan Chase	0.6	36,100	1,971
Progressive	0.7	84,350	2,150
Other Securities	8.0		25,074

			35,020

Health Care — 13.2%
Allergan	0.7	22,700	2,258
Amgen	1.2	38,028	3,823
Biogen Idec*	0.8	9,753	2,316
Celgene*	1.6	39,339	4,864
Express Scripts Holding*	0.7	33,132	2,058
Johnson & Johnson	1.2	42,265	3,558
Pfizer	0.9	104,150	2,836
Other Securities	6.1		19,297

			41,010

Industrials — 6.6%
Northrop Grumman	0.9	32,130	2,647
Raytheon	0.6	26,000	1,733
Other Securities	5.1		16,024

			20,404

Information Technology — 19.1%
Adobe Systems*	1.6	113,918	4,888
Apple	1.0	7,125	3,204
eBay*	0.7	41,200	2,229
EMC	0.7	87,506	2,167
Google, Cl A*	1.5	5,310	4,622
International Business Machines	0.7	10,003	2,081
Intuit	0.7	35,525	2,076
Mastercard, Cl A	1.2	6,645	3,789
Microsoft	1.0	92,190	3,216
Oracle	1.0	87,007	2,937
Qualcomm	1.7	81,980	5,204
Visa, Cl A	2.1	36,300	6,466
Other Securities	5.2		16,087

			58,966

Materials — 3.6%
Other Securities	3.6		11,187

Telecommunication Services — 3.6%
AT&T	0.6	56,500	1,977
Crown Castle International*	2.0	85,138	6,066
Other Securities	1.0		3,223

			11,266

Utilities — 2.5%
Other Securities	2.5		7,720

Total Common Stock (Cost $248,240) ($ Thousands)			293,478

26	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

EXCHANGE TRADED FUND — 0.3%
Other Securities	0.3%		$866

Total Exchange Traded Fund (Cost $993) ($ Thousands)			866

WARRANT — 0.1%
Other Securities	0.1		159

Total Warrant (Cost $54) ($ Thousands)			159

CASH EQUIVALENT — 5.4%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	5.4	16,838,688	16,839

Total Cash Equivalent (Cost $16,839) ($ Thousands)			16,839

U.S. TREASURY OBLIGATIONS (A) — 0.5%
Other Securities	0.5		1,580

Total U.S. Treasury Obligations (Cost $1,580) ($ Thousands)			1,580

Total Investments — 101.1% (Cost $267,706) ($ Thousands)			$312,922

A list of the open futures contracts held by the Fund at May 31, 2013, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
Russell 2000 Index E-MINI	13	Jun-2013	$(7)
S&P 500 Index EMINI	110	Jun-2013	(110)

			$(117)

For the year ended May 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $309,577 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2013.

†	Investment in Affiliated Security (see Note 5).

(A)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of inputs used as of May 31, 2013, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$293,478	$—	$—	$293,478
Exchange Traded Fund	866		—	866
Warrant	159	—	—	159
Cash Equivalent	16,839	—	—	16,839
U.S. Treasury Obligations	—	1,580	—	1,580

Total Investments in Securities	$311,342	$1,580	$—	$312,922

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$(117)	$—	$—	$(117)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	27

SUMMARY SCHEDULE OF INVESTMENTS

Large Cap Disciplined Equity Fund

May 31, 2013

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 94.5%

Consumer Discretionary — 11.7%
AutoZone*	0.8%	101,168	$41,361
Comcast, Cl A	0.6	772,690	31,024
Home Depot	0.9	637,367	50,135
Macy’s	0.8	891,462	43,093
TJX	0.6	665,860	33,699
Other Securities	8.0		450,038

			649,350

Consumer Staples — 9.4%
Altria Group	0.6	914,354	33,008
CVS Caremark	0.7	654,608	37,692
Philip Morris International	1.7	1,001,143	91,014
Wal-Mart Stores	1.1	834,879	62,483
Other Securities	5.3		295,265

			519,462

Energy — 10.5%
Chevron	2.5	1,125,753	138,186
ConocoPhillips	1.0	871,915	53,483
Exxon Mobil	1.6	943,024	85,315
National Oilwell Varco	0.7	531,770	37,383
Phillips 66	0.6	473,522	31,522
Schlumberger	0.6	423,127	30,901
Other Securities	3.5		199,017

			575,807

Financials — 14.3%
American Express	1.0	721,953	54,659
Bank of America	0.7	2,942,706	40,197
CIT Group*	0.6	738,858	34,047
Citigroup	1.8	1,859,175	96,658
Discover Financial Services	0.6	684,370	32,446
JPMorgan Chase	1.6	1,599,101	87,295
Morgan Stanley	0.6	1,335,490	34,589
US Bancorp	0.6	897,109	31,453

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Other Securities	6.8%		$374,823

			786,167

Health Care — 12.9%
AbbVie	0.6	736,092	31,424
Actavis*	0.5	231,040	28,485
Amgen	0.8	417,016	41,923
Baxter International	0.6	429,390	30,199
Covidien	0.7	633,270	40,276
Eli Lilly	0.7	703,058	37,374
Express Scripts Holding*	0.7	615,880	38,258
Johnson & Johnson	0.9	606,506	51,056
Pfizer	2.1	4,164,475	113,399
UnitedHealth Group	0.7	590,470	36,981
Other Securities	4.6		257,107

			706,482

Industrials — 9.6%
CSX	0.6	1,235,270	31,141
General Electric	1.1	2,587,775	60,347
United Parcel Service, Cl B	0.5	314,930	27,052
Other Securities	7.4		410,250

			528,790

Information Technology — 18.5%
Apple	3.4	410,514	184,600
Cisco Systems	1.6	3,682,273	88,669
eBay*	0.8	809,830	43,812
Google, Cl A*	1.0	61,304	53,360
International Business Machines	2.2	569,653	118,499
Microsoft	1.8	2,803,783	97,796
Oracle	1.1	1,726,249	58,278
Qualcomm	1.1	925,415	58,745
Other Securities	5.5		313,263

			1,017,022

Materials — 3.5%
LyondellBasell Industries, Cl A (A)	0.6	458,215	30,540
Monsanto	0.5	280,072	28,187
Vulcan Materials (A)	0.5	512,340	27,451
Other Securities	1.9		104,555

			190,733

Telecommunication Services — 2.4%
AT&T	0.8	1,262,671	44,181
Verizon Communications	0.6	708,703	34,358
Other Securities	1.0		54,742

			133,281

28	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Percentage of Net Assets (%)	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)

Utilities — 1.7%
Other Securities	1.7%		$90,645

Total Common Stock (Cost $4,466,619) ($ Thousands)			5,197,739

PREFERRED STOCK — 0.3%

Preferred Stock — 0.3%
Other Securities	0.3		14,460

Total Preferred Stock (Cost $12,723) ($ Thousands)			14,460

AFFILIATED PARTNERSHIPS — 4.0%
SEI LIBOR Plus Portfolio†	0.2	1,137,968	8,660
SEI Liquidity Fund, L.P. 0.100%**† (B)	3.8	210,764,245	210,764

Total Affiliated Partnerships (Cost $222,144) ($ Thousands)			219,424

CASH EQUIVALENT — 2.7%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	2.7	147,864,259	147,864

Total Cash Equivalent (Cost $147,864) ($ Thousands)			147,864

U.S. TREASURY OBLIGATIONS (C) (D) — 0.6%
U.S. Treasury Bills
0.087%, 06/20/2013	0.0	$2,400	2,400
0.075%, 06/27/2013	0.5	28,711	28,710
0.070%, 07/25/2013	0.1	4,073	4,073

Total U.S. Treasury Obligations (Cost $35,182) ($ Thousands)			35,183

Total Investments — 102.1% (Cost $4,884,532) ($ Thousands)			$5,614,670

A list of the open futures contracts held by the Fund at May 31, 2013, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index EMINI	1,194	Jun-2013	$446
S&P Composite Index	206	Jun-2013	5,594

			$6,040

For the year ended May 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $5,500,315 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2013.

†	Investment in Affiliated Security (see Note 5).

(A)	This security or a partial position of this security is on loan at May 31, 2013. The total value of securities on loan at May 31, 2013 was $202,848 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total value of such securities as of May 31, 2013 was $210,764 ($ Thousands).
(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	The rate reported is the effective yield at time of purchase.

Cl — Class

LIBOR — London Interbank Offered Rate

L.P. — Limited Partnership

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest unaffiliated holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of inputs used as of May 31, 2013, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$5,197,739	$—	$—	$5,197,739
Preferred Stock	14,460	—	—	14,460
Affiliated Partnerships	8,660	210,764	—	219,424
Cash Equivalent	147,864	—	—	147,864
U.S. Treasury Obligations	—	35,183	—	35,183

Total Investments in Securities	$5,368,723	$245,947	$—	$5,614,670

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$6,040	$—	$—	$6,040

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	29

SUMMARY SCHEDULE OF INVESTMENTS

Large Cap Index Fund

May 31, 2013

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.4%

Consumer Discretionary — 12.4%
Amazon.com*	0.6%	47,489	$12,776
Comcast, Cl A	0.6	352,425	14,150
Home Depot	0.7	200,715	15,788
McDonald’s	0.6	133,480	12,890
News, Cl A	0.4	276,185	8,868
Walt Disney	0.7	234,472	14,790
Other Securities	8.8		196,078

			275,340

Consumer Staples — 9.6%
Altria Group	0.4	268,040	9,676
Coca-Cola	0.9	508,640	20,341
CVS Caremark	0.4	168,752	9,717
PepsiCo	0.8	205,052	16,562
Philip Morris International	0.9	223,268	20,297
Procter & Gamble	1.2	358,274	27,501
Wal-Mart Stores	0.8	221,579	16,583
Other Securities	4.2		90,700

			211,377

Energy — 9.7%
Chevron	1.4	257,802	31,645
ConocoPhillips	0.5	166,476	10,212
Exxon Mobil	2.5	610,238	55,208
Occidental Petroleum	0.4	106,754	9,829
Schlumberger	0.6	175,163	12,792
Other Securities	4.3		95,820

			215,506

Financials — 16.7%
American Express	0.5	131,834	9,981
Bank of America	0.9	1,411,463	19,281
Berkshire Hathaway, Cl B*	1.2	232,900	26,567
Citigroup	0.9	383,904	19,959

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Goldman Sachs Group	0.5%	61,275	$9,932
JPMorgan Chase	1.2	497,734	27,171
SEI (A)	0.0	17,442	534
US Bancorp	0.4	249,797	8,758
Wells Fargo	1.2	640,766	25,983
Other Securities	9.9		221,683

			369,849

Health Care — 12.1%
AbbVie	0.4	207,376	8,853
Amgen	0.5	102,358	10,290
Bristol-Myers Squibb	0.5	222,259	10,226
Gilead Sciences*	0.5	199,234	10,854
Johnson & Johnson	1.4	358,909	30,213
Merck	0.8	398,443	18,607
Pfizer	1.1	925,080	25,190
UnitedHealth Group	0.4	136,820	8,569
Other Securities	6.5		144,174

			266,976

Industrials — 10.6%
3M	0.5	91,333	10,071
Boeing	0.4	98,691	9,772
General Electric	1.5	1,384,523	32,287
Union Pacific	0.4	62,716	9,697
United Technologies	0.5	119,790	11,368
Other Securities	7.3		162,328

			235,523

Information Technology — 17.1%
Apple	2.5	122,045	54,881
Cisco Systems	0.8	702,127	16,907
Google, Cl A*	1.3	33,829	29,445
Intel	0.7	659,758	16,019
International Business Machines	1.3	142,498	29,642
Microsoft	1.6	983,400	34,301
Oracle	0.7	474,320	16,013
Qualcomm	0.7	224,959	14,280
Visa, Cl A	0.6	68,700	12,238
Other Securities	6.9		153,812

			377,538

Materials — 3.6%
Other Securities	3.6		79,390

Telecommunication Services — 2.5%
AT&T	1.1	718,333	25,134
Verizon Communications	0.8	372,276	18,048
Other Securities	0.6		12,682

			55,864

30	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Utilities — 3.1%
Other Securities	3.1%		$69,640

Total Common Stock (Cost $1,620,927) ($ Thousands)			2,157,003

AFFILIATED PARTNERSHIP — 5.7%
SEI Liquidity Fund, L.P. 0.100%**† (B)	5.7	125,066,291	125,066

Total Affiliated Partnership (Cost $125,066) ($ Thousands)			125,066

CASH EQUIVALENT — 2.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	2.2	48,251,267	48,251

Total Cash Equivalent (Cost $48,251) ($ Thousands)			48,251

U.S. TREASURY OBLIGATION (C) — 0.1%
Other Securities	0.1		3,150

Total U.S. Treasury Obligation (Cost $3,150) ($ Thousands)			3,150

Total Investments — 105.4% (Cost $1,797,394) ($ Thousands)			$2,333,470

A list of the open futures contracts held by the Fund at May 31, 2013, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index EMINI	603	Jun-2013	$2,707
S&P Mid 400 Index E-MINI	46	Jun-2013	342

			$3,049

For the year ended May 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages	are based on a Net Assets of $2,214,088 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2013.

†	Investment in Affiliated Security (see Note 5).

(A)	The Fund may purchase securities of certain companies with which it is affiliated to the extent these companies are represented in its benchmark index.

(B)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total value of such securities as of May 31, 2013 was $125,066 ($ Thousands).

(C)	Security, or a portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

L.P. — Limited Partnership

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest unaffiliated holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the inputs used as of May 31, 2013, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,157,003	$—	$—	$2,157,003
Affiliated Partnership	—	125,066	—	125,066
Cash Equivalent	48,251	—	—	48,251
U.S. Treasury Obligation	—	3,150	—	3,150

Total Investments in Securities	$2,205,254	$128,216	$—	$2,333,470

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$3,049	$—	$—	$3,049

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	31

SUMMARY SCHEDULE OF INVESTMENTS

Extended Market Index Fund

May 31, 2013

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.6%

Consumer Discretionary — 16.6%
DISH Network, Cl A	0.2%	10,419	$402
General Motors (A)*	0.7	37,990	1,288
Las Vegas Sands	0.7	19,704	1,141
Liberty Global, Cl A*	0.6	13,020	960
Liberty Interactive, Cl A*	0.4	26,916	604
Liberty Media*	0.4	5,335	666
LKQ*	0.2	15,104	370
Sirius XM Radio (A)	0.4	193,179	672
Thomson Reuters	0.4	18,885	631
Tractor Supply	0.2	3,660	410
Virgin Media (A)	0.4	14,067	699
Other Securities	12.0		20,962

			28,805

Consumer Staples — 3.3%
Bunge	0.3	7,443	518
Church & Dwight	0.2	7,099	432
Green Mountain Coffee Roasters*	0.3	6,979	510
Other Securities	2.5		4,359

			5,819

Energy — 5.4%
Concho Resources*	0.3	5,342	447
HollyFrontier	0.3	10,554	522
Oceaneering International	0.2	5,546	402
Other Securities	4.6		8,088

			9,459

Financials — 22.1%
Affiliated Managers Group*	0.3	2,611	428
American Capital Agency	0.3	20,221	522
Annaly Capital Management	0.4	49,514	672
CIT Group*	0.3	10,237	472
Digital Realty Trust‡ (A)	0.2	6,574	400
General Growth Properties‡	0.3	26,875	552

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Realty Income‡ (A)	0.3%	10,036	$456
SEI (B)	0.1	7,119	218
SL Green Realty‡	0.2	4,440	386
Other Securities	19.7		34,367

			38,473

Health Care — 10.3%
BioMarin Pharmaceutical*	0.2	6,246	392
Catamaran*	0.3	10,407	512
Henry Schein*	0.2	4,443	428
Illumina*	0.3	6,279	442
Vertex Pharmaceuticals*	0.5	10,442	839
Other Securities	8.8		15,373

			17,986

Industrials — 14.6%
Ametek	0.3	12,295	530
Delta Air Lines	0.5	42,145	759
TransDigm Group	0.2	2,605	381
United Continental Holdings*	0.3	16,952	550
Verisk Analytics, Cl A*	0.3	7,472	439
Other Securities	13.0		22,703

			25,362

Information Technology — 14.2%
Alliance Data Systems* (A)	0.3	2,589	458
Ansys*	0.2	4,817	359
Avago Technologies, Cl A	0.3	12,468	470
Cree*	0.2	5,923	369
Equinix*	0.3	2,398	486
Facebook, Cl A*	0.3	21,469	523
LinkedIn, Cl A*	0.3	3,306	554
Maxim Integrated Products	0.3	14,904	440
Trimble Navigation	0.2	12,820	358
Other Securities	11.8		20,636

			24,653

Materials — 5.5%
Ashland	0.2	4,008	356
Celanese, Cl A	0.2	7,992	394
Rock Tenn, Cl A	0.2	3,635	359
Other Securities	4.9		8,506

			9,615

Telecommunication Services — 1.0%
SBA Communications, Cl A (A)*	0.3	6,219	468
Other Securities	0.7		1,298

			1,766

Utilities — 3.6%
American Water Works	0.2	9,018	360
Calpine*	0.3	19,572	398

32	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Other Securities	3.1%		$5,424

			6,182

Total Common Stock (Cost $160,899) ($ Thousands)			168,120

AFFILIATED PARTNERSHIP — 7.7%
SEI Liquidity Fund, L.P. 0.100%**† (C)	7.7	13,400,661	13,401

Total Affiliated Partnership (Cost $13,401) ($ Thousands)			13,401

CASH EQUIVALENT — 2.0%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	2.0	3,600,163	3,600

Total Cash Equivalent (Cost $3,600) ($ Thousands)			3,600

U.S. TREASURY OBLIGATION (D) — 0.1%
Other Securities	0.1		155

Total U.S. Treasury Obligation (Cost $155) ($ Thousands)			155

Total Investments — 106.4% (Cost $178,055) ($ Thousands)			$185,276

A list of the open futures contracts held by the Fund at May 31, 2013, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
Russell 2000 Index E-MINI	13	Jun-2013	$70
S&P Mid 400 Index E-MINI	21	Jun-2013	108

			$178

For the year ended May 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $174,107 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2013.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 5).

(A)	This security or a partial position of this security is on loan at May 31, 2013. The total value of securities on loan at May 31, 2013 was $12,767 ($ Thousands).

(B)	The Fund may purchase securities of certain companies with which it is affiliated to the extent these companies are represented in its benchmark index.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total value of such securities as of May 31, 2013 was $13,401 ($ Thousands).

(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

L.P. — Limited Partnership

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov

The following is a list of the inputs used as of May 31, 2013, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$168,120	$—	$—	$168,120
Affiliated Partnership	—	13,401	—	13,401
Cash Equivalent	3,600	—	—	3,600
U.S. Treasury Obligation	—	155	—	155

Total Investments in Securities	$171,720	$13,556	$—	$185,276

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$178	$—	$—	$178

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	33

SUMMARY SCHEDULE OF INVESTMENTS

Small Cap Fund

May 31, 2013

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.1%

Consumer Discretionary — 14.3%
Arctic Cat	0.3%	54,176	$2,540
Conn’s* (A)	0.3	43,910	2,162
Francesca’s Holdings (A)*	0.3	84,180	2,403
Hibbett Sports* (A)	0.3	42,277	2,411
HomeAway* (A)	0.3	69,726	2,132
Krispy Kreme Doughnuts*	0.3	124,095	2,149
Libbey (A)*	0.3	101,800	2,154
Matthews International, Cl A (A)	0.3	63,113	2,421
Monro Muffler Brake (A)	0.3	54,701	2,572
Pier 1 Imports (A)	0.3	93,973	2,179
Shutterfly (A)*	0.3	48,200	2,349
Wolverine World Wide (A)	0.4	60,590	3,172
Other Securities	10.6		82,583

			111,227

Consumer Staples — 2.8%
Other Securities	2.8		21,950

Energy — 5.9%
Dril-Quip*	0.4	33,432	3,024
Oasis Petroleum*	0.5	97,847	3,636
Other Securities	5.0		38,993

			45,653

Financials — 20.3%
CNO Financial Group	0.5	309,005	3,813
Financial Engines (A)	0.3	54,469	2,349
Horace Mann Educators	0.3	103,375	2,512
Kennedy-Wilson Holdings (A)	0.3	133,100	2,284
Meadowbrook Insurance Group (A)	0.3	265,300	2,128
Nelnet, Cl A	0.4	75,200	2,937
Platinum Underwriters Holdings	0.4	56,346	3,217
Simon Property Group‡	0.3	14,591	2,429
Other Securities	17.5		136,628

			158,297

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Health Care — 12.1%
Acadia Healthcare*	0.4%	103,338	$3,451
HealthSouth (A)*	0.3	77,341	2,265
Other Securities	11.4		88,636

			94,352

Industrials — 17.9%
Actuant, Cl A (A)	0.4	94,194	3,203
EMCOR Group	0.4	74,220	2,950
FTI Consulting (A)*	0.4	87,203	3,313
G&K Services, Cl A	0.3	48,416	2,339
Genesee & Wyoming, Cl A*	0.4	36,814	3,278
Hexcel*	0.4	102,817	3,575
Middleby*	0.3	13,080	2,138
Old Dominion Freight Line*	0.4	64,181	2,764
Swift Transportation, Cl A	0.3	125,830	2,119
Wabtec	0.3	19,902	2,189
WESCO International (A)*	0.3	28,969	2,151
Other Securities	14.0		109,785

			139,804

Information Technology — 17.3%
Broadridge Financial Solutions	0.3	78,375	2,127
Cadence Design Systems (A)*	0.4	190,166	2,877
Cavium (A)*	0.4	94,936	3,110
CoStar Group (A)*	0.3	22,444	2,509
Dealertrack Technologies*	0.4	89,300	2,879
Diebold	0.3	71,502	2,303
Envestnet*	0.4	148,275	3,407
Guidewire Software*	0.4	69,206	2,835
Infoblox*	0.4	137,614	3,348
PTC*	0.3	95,989	2,410
SS&C Technologies Holdings*	0.3	81,870	2,590
Other Securities	13.4		104,087

			134,482

Materials — 3.4%
Other Securities	3.4		26,187

Telecommunication Services — 0.3%
Other Securities	0.3		1,964

Utilities — 1.8%
Portland General Electric	0.3	79,053	2,406
Other Securities	1.5		11,879

			14,285

Total Common Stock (Cost $649,008) ($ Thousands)			748,201

EXCHANGE TRADED FUNDS — 1.1%
iShares Russell 2000 Growth Index Fund (A)	0.4	31,929	3,592

34	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Percentage of Net Assets (%)	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)

iShares Russell 2000 Value Index Fund (A)	0.5%	45,600	$3,936
Other Securities	0.2		1,708

Total Exchange Traded Funds (Cost $8,624) ($ Thousands)			9,236

WARRANTS — 0.0%
Other Securities	0.0		5

Total Warrants (Cost $32) ($ Thousands)			5

CONVERTIBLE BOND — 0.0%
Other Securities	0.0		3

Total Convertible Bond (Cost $445) ($ Thousands)			3

AFFILIATED PARTNERSHIP — 22.2%
SEI Liquidity Fund, L.P. 0.100%**† (B)	22.2	173,278,252	173,278

Total Affiliated Partnership (Cost $173,278) ($ Thousands)			173,278

CASH EQUIVALENT — 3.5%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	3.5	27,185,676	27,186

Total Cash Equivalent (Cost $27,186) ($ Thousands)			27,186

U.S. TREASURY OBLIGATIONS (C) (D) — 0.5%
U.S. Treasury Bills 0.053%, 07/25/2013	0.5	$3,450	3,450
Other Securities	0.0		240

Total U.S. Treasury Obligations (Cost $3,690) ($ Thousands)			3,690

Total Investments — 123.4% (Cost $862,263) ($ Thousands)			$961,599

A list of the open futures contracts held by the Fund at May 31, 2013, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
Russell 2000 Index E-MINI	50	Jun-2013	$(47)

For the year ended May 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $778,976 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2013.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 5).

(A)	This security or a partial position of this security is on loan at May 31, 2013. The total value of securities on loan at May 31, 2013 was $166,755 ($ Thousands).
(B)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total value of such securities as of May 31, 2013 was $173,278 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	The rate reported is the effective yield at time of purchase.

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov

The following is a list of the inputs used as of May 31, 2013, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$748,096	$105	$—	$748,201
Exchange Traded Funds	9,236	—	—	9,236
Warrants	5	—	—	5
Convertible Bond	—	—	3	3
Affiliated Partnership	—	173,278	—	173,278
Cash Equivalent	27,186	—	—	27,186
U.S. Treasury Obligations	—	3,690	—	3,690

Total Investments in Securities	$784,523	$177,073	$3	$961,599

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$(47)	$—	$—	$(47)

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets.

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2013, the transfers out of Level 3 were due to changes in the availability of observable inputs to determine fair value.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	35

SUMMARY SCHEDULE OF INVESTMENTS

Small Cap II Fund

May 31, 2013

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 99.1%

Consumer Discretionary — 16.4%
Cabela’s*	0.4%	12,850	$862
Francesca’s Holdings (A)*	0.4	28,297	808
HomeAway*	0.3	24,171	739
Movado Group	0.4	21,630	781
Oxford Industries (A)	0.4	12,764	838
Pier 1 Imports (A)	0.5	50,177	1,164
Shutterfly*	0.5	23,327	1,137
Other Securities	13.5		30,004

			36,333

Consumer Staples — 3.6%
Other Securities	3.6		7,965

Energy — 5.7%
Oasis Petroleum*	0.6	32,685	1,215
Rosetta Resources*	0.3	15,886	744
Other Securities	4.8		10,577

			12,536

Financials — 19.5%
EastGroup Properties‡	0.3	12,718	747
Endurance Specialty Holdings	0.5	22,079	1,111
Hanover Insurance Group	0.5	22,385	1,124
Horace Mann Educators	0.5	40,786	991
Iberiabank	0.5	22,550	1,162
Platinum Underwriters Holdings	0.6	23,234	1,327
Susquehanna Bancshares	0.4	74,698	897
Other Securities	16.2		35,968

			43,327

Health Care — 13.6%
Acadia Healthcare*	0.5	33,767	1,127

Akorn* (A)	0.4	55,172	802
Amsurg, Cl A*	0.4	24,911	885
Analogic	0.3	9,580	761
Charles River Laboratories International*	0.4	17,736	768

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

HealthSouth*	0.5%	38,552	$1,129
PAREXEL International*	0.4	19,212	878
Team Health Holdings*	0.5	28,047	1,096
Other Securities	10.2		22,740

			30,186

Industrials — 17.2%
Actuant, Cl A (A)	0.8	50,650	1,722
Beacon Roofing Supply (A)*	0.4	21,586	890
Belden	0.4	15,763	842
Chart Industries*	0.5	11,030	1,073
Curtiss-Wright	0.3	21,247	773
Dycom Industries*	0.4	35,320	803
G&K Services, Cl A	0.4	18,895	913
Genesee & Wyoming, Cl A*	0.7	17,628	1,570
Hexcel*	0.6	38,512	1,339
TrueBlue*	0.3	32,610	768
Other Securities	12.4		27,400

			38,093

Information Technology — 16.5%
Aspen Technology*	0.4	31,321	959
Cavium (A)*	0.5	34,538	1,131
CoStar Group (A)*	0.5	9,141	1,022
Dealertrack Technologies*	0.5	31,079	1,002
Fairchild Semiconductor International, Cl A*	0.4	56,661	822
Guidewire Software*	0.4	22,148	907
Infoblox*	0.5	43,534	1,059
InvenSense, Cl A* (A)	0.4	71,204	917
OSI Systems*	0.4	13,792	798
PTC*	0.5	40,496	1,017
Semtech*	0.5	31,110	1,137
Tangoe (A)*	0.4	63,324	944
Other Securities	11.1		24,774

			36,489

Materials — 3.8%
PolyOne	0.5	42,730	1,098
Other Securities	3.3		7,469

			8,567

Telecommunication Services — 0.1%
Other Securities	0.1		242

Utilities — 2.7%
Portland General Electric	0.6	44,710	1,361
Other Securities	2.1		4,557

			5,918

Total Common Stock (Cost $184,260) ($ Thousands)			219,656

36	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

EXCHANGE TRADED FUNDS — 1.1%
iShares Russell 2000 Growth Index Fund (A)	0.7%	14,213	$1,599
iShares Russell 2000 Index Fund (A)	0.4	9,080	888

Total Exchange Traded Funds (Cost $2,192) ($ Thousands)			2,487

AFFILIATED PARTNERSHIP — 18.6%
SEI Liquidity Fund, L.P. 0.100%**† (B)	18.6	41,129,582	41,130

Total Affiliated Partnership (Cost $41,130) ($ Thousands)			41,130

CASH EQUIVALENT — 4.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	4.6	10,118,854	10,119

Total Cash Equivalent (Cost $10,119) ($ Thousands)			10,119

U.S. TREASURY OBLIGATIONS — 0.5%
Other Securities	0.5		1,183

Total U.S. Treasury Obligations (Cost $1,183) ($ Thousands)			1,183

Total Investments — 123.9% (Cost $238,884) ($ Thousands)			$274,575

Percentages are based on a Net Assets of $221,697 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2013.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 5).

(A)	This security or a partial position of this security is on loan at May 31, 2013. The total value of securities on loan at May 31, 2013 was $39,632 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total value of such securities as of May 31, 2013 was $41,130 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov

The following is a list of the inputs used as of May 31, 2013, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$219,656	$—	$—	$219,656
Exchange Traded Funds	2,487	—	—	2,487
Affiliated Partnership	—	41,130	—	41,130
Cash Equivalent	10,119	—	—	10,119
U.S. Treasury Obligations	—	1,183	—	1,183

Total Investments in Securities	$232,262	$42,313	$—	$274,575

During the year ended May 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

During the year ended May 31, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	37

SUMMARY SCHEDULE OF INVESTMENTS

Small/Mid Cap Equity Fund

May 31, 2013

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.0%

Consumer Discretionary — 13.6%
Carter’s	0.3%	89,303	$6,436
Francesca’s Holdings* (A)	0.3	240,526	6,867
Hibbett Sports* (A)	0.4	165,200	9,421
Monro Muffler (A)	0.3	125,462	5,899
National CineMedia	0.3	351,023	5,831
Pier 1 Imports (A)	0.4	362,273	8,401
Wolverine World Wide (A)	0.3	117,671	6,160
Other Securities	11.3		243,417

			292,432

Consumer Staples — 2.7%
Casey’s General Stores (A)	0.3	114,083	6,932
Other Securities	2.4		49,948

			56,880

Energy — 5.7%
Dresser-Rand Group*	0.3	105,341	6,384
Gulfport Energy*	0.3	135,751	6,474
Oasis Petroleum*	0.3	174,719	6,493
Other Securities	4.8		103,175

			122,526

Financials — 20.5%
American Financial Group	0.3	150,694	7,318
CNO Financial Group	0.4	665,245	8,209
First Horizon National (A)	0.3	646,702	7,424
First Niagara Financial Group	0.3	593,266	5,796
Huntington Bancshares	0.3	801,230	6,209
Lexington Realty Trust‡ (A)	0.4	655,780	8,256
Pebblebrook Hotel Trust‡	0.3	229,190	6,014
Popular*	0.3	215,812	6,475
Simon Property Group‡	0.3	45,029	7,495
SVB Financial Group* (A)	0.3	77,621	6,007
Zions Bancorporation (A)	0.4	341,670	9,584

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Other Securities	16.9%		$363,175

			441,962

Health Care — 9.9%
HealthSouth*	0.3	245,346	7,186
MEDNAX* (A)	0.3	69,842	6,483
WellCare Health Plans*	0.3	123,611	6,445
Other Securities	9.0		192,940

			213,054

Industrials — 17.3%
Actuant, Cl A (A)	0.3	216,480	7,360
Deluxe (A)	0.3	175,740	6,573
DigitalGlobe*	0.3	216,091	6,532
Dycom Industries*	0.3	272,395	6,197
Genesee & Wyoming, Cl A*	0.5	123,606	11,007
Hexcel*	0.4	270,332	9,399
Landstar System	0.3	118,620	6,262
Old Dominion Freight Line*	0.5	258,158	11,116
Owens Corning*	0.3	159,510	6,971
Polypore International* (A)	0.3	178,593	6,719
Regal-Beloit	0.3	92,664	6,256
Sensata Technologies Holding*	0.3	181,300	6,364
TrueBlue*	0.3	253,823	5,975
WESCO International* (A)	0.4	110,647	8,216
Other Securities	12.5		267,827

			372,774

Information Technology — 17.5%
Atmel*	0.4	985,922	7,759
Cadence Design Systems* (A)	0.6	893,370	13,517
CoStar Group* (A)	0.4	76,200	8,520
Dealertrack Technologies*	0.4	248,867	8,023
Fairchild Semiconductor International, Cl A*	0.3	467,680	6,786
FleetMatics Group*	0.3	216,192	6,432
PTC*	0.5	421,032	10,572
SS&C Technologies Holdings*	0.3	205,029	6,485
Other Securities	14.3		309,758

			377,852

Materials — 4.9%
PolyOne	0.4	365,377	9,386
Other Securities	4.5		96,369

			105,755

Telecommunication Services — 0.3%
Other Securities	0.3		6,199

38	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Percentage of Net Assets (%)	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)

Utilities — 2.6%
Other Securities	2.6%		$55,366

Total Common Stock (Cost $1,689,590) ($ Thousands)			2,044,800

EXCHANGE TRADED FUNDS — 0.9%
iShares Russell 2000 Growth Index Fund (A)	0.6	111,361	12,527
Other Securities	0.3		7,076

Total Exchange Traded Funds (Cost $18,284) ($ Thousands)			19,603

WARRANT — 0.0%
Other Securities	0.0		—

Total Warrant (Cost $—) ($ Thousands)			—

AFFILIATED PARTNERSHIP — 21.7%
SEI Liquidity Fund, L.P. 0.100%**† (B)	21.7	467,277,078	467,277

Total Affiliated Partnership (Cost $467,277) ($ Thousands)			467,277

CASH EQUIVALENT — 4.1%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	4.1	88,647,658	88,648

Total Cash Equivalent (Cost $88,648) ($ Thousands)			88,648

U.S. TREASURY OBLIGATION (C) (D) — 0.3%
U.S. Treasury Bills 0.094%, 06/27/2013	0.3	$7,267	7,267

Total U.S. Treasury Obligation (Cost $7,267) ($ Thousands)			7,267

Total Investments — 122.0% (Cost $2,271,066) ($ Thousands)			$2,627,595

A list of the open futures contracts held by the Fund at May 31, 2013, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
Russell 2000 Index E-MINI	334	Jun-2013	$727
S&P Mid 400 Index E-MINI	258	Jun-2013	454

			$1,181

For the year ended May 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $2,153,745 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2013.
‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 5).

(A)	This security or a partial position of this security is on loan at May 31, 2013. The total value of securities on loan at May 31, 2013 was $449,160 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total value of such securities as of May 31, 2013 was $467,277 ($ Thousands).

(C)	All or a portion of this security has been pledged as collateral for open futures contracts.

(D)	The rate reported is the effective yield at time of purchase.

Cl — Class

L.P. — Limited Partnership

S&P — Standard and Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest unaffiliated holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the inputs used as of May 31, 2013, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$2,044,684	$—	$116	$2,044,800
Exchange Traded Funds	19,603	—	—	19,603
Affiliated Partnership	—	467,277	—	467,277
Cash Equivalent	88,648	—	—	88,648
U.S. Treasury Obligation	—	7,267	—	7,267

Total Investments in Securities	$2,152,935	$474,544	$116	$2,627,595

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$1,181	$—	$—	$1,181

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the year in relation to the net assets.

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2013, there have been no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2013, there have been no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	39

SUMMARY SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund

May 31, 2013

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.1%

Consumer Discretionary — 6.3%
DIRECTV*	0.8%	147,000	$8,986
Target	1.3	208,389	14,483
Other Securities	4.2		49,227

			72,696

Consumer Staples — 18.8%
Altria Group	0.7	215,520	7,780
Bunge	0.6	97,555	6,790
Campbell Soup	0.6	169,630	7,262
Clorox	0.9	128,686	10,691
ConAgra Foods	0.6	200,300	6,748
CVS Caremark	0.7	137,600	7,923
Dr. Pepper Snapple Group	0.8	190,150	8,743
Hershey	0.7	93,857	8,364
Hormel Foods	0.9	256,770	10,225
Kimberly-Clark	1.1	133,030	12,881
Kroger	0.9	308,441	10,385
Philip Morris International	0.7	83,423	7,584
Walgreen	0.6	144,800	6,916
Wal-Mart Stores	1.5	233,800	17,497
Other Securities	7.5		85,374

			215,163

Energy — 3.6%
Chevron	0.9	90,000	11,048
ConocoPhillips	0.7	132,300	8,115
Exxon Mobil	1.3	166,200	15,036
Imperial Oil	0.2	64,400	2,508
Other Securities	0.5		4,606

			41,313

Financials — 16.7%
Allied World Assurance
Holdings	0.9	111,163	9,939
Everest Re Group	1.1	98,993	12,831
PartnerRe	1.6	201,369	18,254
RenaissanceRe Holdings	1.2	158,845	13,654
Travelers	0.7	96,600	8,087
Validus Holdings	0.9	274,205	9,902

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Other Securities	10.3%		$119,211

			191,878

Health Care — 14.6%
Actavis*	0.6	59,283	7,309
AmerisourceBergen	1.2	256,471	13,870
Amgen	1.4	157,640	15,847
Becton Dickinson	0.9	105,488	10,403
Cardinal Health	0.9	210,951	9,906
Johnson & Johnson	1.3	168,942	14,222
McKesson	1.2	122,929	13,997
Pfizer	0.8	349,100	9,506
Other Securities	6.3		72,504

			167,564

Industrials — 5.9%
L-3 Communications
Holdings, Cl 3	0.8	111,700	9,504
Lockheed Martin	0.8	82,074	8,686
Northrop Grumman	0.7	102,800	8,470
Raytheon	0.8	144,100	9,603
Other Securities	2.8		31,353

			67,616

Information Technology — 8.2%
Amdocs	1.1	363,453	12,975
Cisco Systems	0.7	325,100	7,828
International Business Machines	1.1	59,152	12,305
Microsoft	0.7	227,200	7,925
Other Securities	4.6		52,603

			93,636

Materials — 1.7%
Other Securities	1.7		18,917

Telecommunication Services — 2.6%
Verizon Communications	0.8	200,058	9,699
Other Securities	1.8		19,732

			29,431

Utilities — 14.7%
American Electric Power	0.6	144,905	6,640
American Water Works	0.8	226,980	9,065
CMS Energy	0.6	266,538	7,183
Consolidated Edison	0.7	138,467	7,902
DTE Energy	1.1	184,975	12,321
Edison International	1.2	294,275	13,519
Pinnacle West Capital	0.6	117,874	6,657
Wisconsin Energy	0.7	185,188	7,557
Other Securities	8.4		98,040

			168,884

Total Common Stock (Cost $899,319) ($ Thousands)			1,067,098

40	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 3.7%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	3.7%	42,175,790	$42,176

Total Cash Equivalent (Cost $42,176) ($ Thousands)			42,176

U.S. TREASURY OBLIGATION (A) — 0.1%
Other Securities	0.1		1,513

Total U.S. Treasury Obligation (Cost $1,513) ($ Thousands)			1,513

Total Investments — 96.9% (Cost $943,008) ($ Thousands)			$1,110,787

A list of the open futures contracts held by the Fund at May 31, 2013, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index EMINI	674	Jun-2013	$197

For the year ended May 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $1,145,980 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2013.

†	Investment in Affiliated Security (see Note 5).

(A)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

S&P — Standard and Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the inputs used as of May 31, 2013, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,067,098	$—	$—	$1,067,098
Cash Equivalent	42,176	—	—	42,176
U.S. Treasury Obligation	—	1,513	—	1,513

Total Investments in Securities	$1,109,274	$1,513	$—	$1,110,787

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$197	$—	$—	$197

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2013, there were no significant transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2013, there were no significant transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	41

SUMMARY SCHEDULE OF INVESTMENTS

International Equity Fund

May 31, 2013

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.2%

Australia — 2.9%
Brambles (A)	0.5%	139,484	$1,217
Other Securities	2.4		5,401

			6,618

Austria — 0.3%
Other Securities	0.3		717

Belgium — 1.1%
Other Securities	1.1		2,644

Brazil — 0.4%
Other Securities	0.4		946

Canada — 3.8%
Other Securities	3.8		8,719

China — 0.3%
Other Securities	0.3		811

Denmark — 0.9%
Other Securities	0.9		1,990

Finland — 0.3%
Other Securities	0.3		676

France — 11.3%
Arkema (A)	0.6	13,470	1,382
BNP Paribas (A)	1.1	41,970	2,449
Sanofi-Aventis (A)	2.1	44,881	4,772
Schneider Electric (A)	1.0	27,868	2,199
Total (A)	0.4	20,450	1,019
Other Securities	6.1		14,290

			26,111

Germany — 9.0%
Bayer (A)	0.7	14,999	1,598
DaimlerChrysler (A)	0.8	28,422	1,800

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
Deutsche Boerse (A)	0.5%	18,918	$1,216
HeidelbergCement (A)	0.5	14,666	1,102
Linde (A)	0.7	8,631	1,648
Siemens (A)	0.9	19,052	2,003
Other Securities	4.9		11,397

			20,764

Greece — 0.0%
Other Securities	0.0		39

Hong Kong — 3.2%
Other Securities	3.2		7,397

India — 0.4%
Other Securities	0.4		842

Indonesia — 0.1%
Other Securities	0.1		337

Ireland — 0.5%
Other Securities	0.5		1,162

Israel — 1.3%
Check Point Software Technologies	0.7	31,351	1,570
Other Securities	0.6		1,387

			2,957

Italy — 1.1%
Other Securities	1.1		2,515

Japan — 15.7%
Astellas Pharma (A)	0.5	20,900	1,062
Daihatsu Motor (A)	0.1	8,000	169
FANUC (A)	0.7	10,500	1,538
Hino Motors (A)	0.2	27,000	381
JGC (A)	0.5	36,000	1,188
KDDI (A)	0.5	23,700	1,064
Nippon Telegraph & Telephone (A)	0.5	22,900	1,124
Seven & I Holdings (A)	0.5	32,100	1,085
SMC (A)	0.8	10,100	1,906
Sumitomo Mitsui Financial Group (A)	0.6	33,800	1,327
Toyota Motor (A)	1.0	38,800	2,253
Toyota Motor ADR	0.2	3,160	371
Other Securities	9.6		22,850

			36,318

Jersey — 0.0%
Other Securities	0.0		13

Mexico — 0.0%
Other Securities	0.0		96

42	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Netherlands — 5.1%
Akzo Nobel (A)	1.0%	34,413	$2,195
Koninklijke Ahold (A)	0.5	71,717	1,160
Reed Elsevier (A)	0.6	87,413	1,429
Unilever (A)	0.7	38,739	1,578
Other Securities	2.3		5,567

			11,929

New Zealand — 0.1%
Other Securities	0.1		145

Norway — 1.8%
DnB (A)	0.9	124,523	2,008
Statoil (A)	0.5	55,740	1,255
Other Securities	0.4		897

			4,160

Portugal — 0.1%
Other Securities	0.1		159

Russia — 0.7%
Other Securities	0.7		1,667

Singapore — 1.2%
Other Securities	1.2		2,782

South Africa — 0.1%
Other Securities	0.1		309

South Korea — 1.8%
Samsung Electronics* (A)	0.7	1,119	1,508
Other Securities	1.1		2,794

			4,302

Spain — 0.9%
Other Securities	0.9		2,142

Sweden — 2.4%
Telefonaktiebolaget LM Ericsson, Cl B (A)	0.5	89,580	1,049
Other Securities	1.9		4,631

			5,680

Switzerland — 8.7%
Givaudan (A)	0.8	1,455	1,868
Nestle (A)	0.8	30,099	1,987
Novartis (A)	1.1	35,181	2,511
Roche Holding (A)	1.9	17,457	4,313
SGS (A)	0.5	541	1,208
Sulzer (A)	0.5	6,519	1,085
UBS (A)	0.4	59,266	1,036
Zurich Insurance Group (A)	0.5	4,169	1,099
Other Securities	2.2		5,046

			20,153

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Taiwan — 0.1%
Other Securities	0.1%		$157

Thailand — 0.0%
Other Securities	0.0		12

Turkey — 0.1%
Other Securities	0.1		150

United Kingdom — 18.5%
Barclays (A)	0.8	371,097	1,774
BG Group (A)	1.0	120,298	2,190
BHP Billiton (A)	0.6	50,472	1,448
British American Tobacco (A)	0.6	24,629	1,350
Diageo (A)	0.4	35,576	1,049
HSBC Holdings	1.0	212,689	2,329
Lloyds Banking Group* (A)	0.4	1,096,961	1,017
Petrofac (A)	0.6	63,155	1,281
Prudential (A)	0.4	61,729	1,036

Rio Tinto (A)	0.4	24,436	1,042
Royal Dutch Shell, Cl A (GBP) (A)	0.4	26,315	874
Royal Dutch Shell, Cl A (A)	0.4	26,128	870
Royal Dutch Shell, Cl B (A)	0.2	15,178	522
Royal Dutch Shell ADR, Cl B	0.2	5,625	387
Tesco (A)	0.7	314,694	1,739
Unilever (A)	0.4	19,874	833
Vodafone Group (A)	0.6	494,036	1,429
Other Securities	9.4		21,724

			42,894

United States — 1.0%
Other Securities	1.0		2,237

Total Common Stock (Cost $214,206) ($ Thousands)			220,550

PREFERRED STOCK — 0.6%

Germany — 0.6%
Other Securities	0.6		1,377

Total Preferred Stock (Cost $1,266) ($ Thousands)			1,377

RIGHTS — 0.0%

Italy — 0.0%
Other Securities			—

Total Rights (Cost $—) ($ Thousands)			—

CASH EQUIVALENT — 1.4%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	1.4	3,132,179	3,132

Total Cash Equivalent (Cost $3,132) ($ Thousands)			3,132

SEI Institutional Investments Trust / Annual Report / May 31, 2013	43

SUMMARY SCHEDULE OF INVESTMENTS

International Equity Fund (Concluded)

May 31, 2013

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)		Market Value ($ Thousands)

TIME DEPOSITS — 2.1%
Brown Brothers Harriman
4.150%, 06/01/2013		ZAR	6	$1
1.903%, 06/01/2013		AUD	43	41
1.667%, 06/01/2013		NZD	27	22
0.484%, 06/01/2013		NOK	9	1
0.280%, 06/01/2013		CAD	—	—
0.100%, 06/01/2013		SEK	1	—
0.076%, 06/01/2013		GBP	27	40
0.030%, 06/01/2013			4,667	4,667
0.005%, 06/01/2013		JPY	3,205	32
0.005%, 06/01/2013		HKD	87	11
0.005%, 06/01/2013		SGD	1	1
0.001%, 06/01/2013		CHF	41	43
0.001%, 06/01/2013		EUR	78	101
(0.10)%, 06/01/2013		DKK	23	4

Total Time Deposits (Cost $4,964) ($ Thousands)				4,964

U.S. TREASURY OBLIGATION (B) — 0.3%
Other Securities	0.3%			705

Total U.S. Treasury Obligation (Cost $705) ($ Thousands)				705

Total Investments — 99.6% (Cost $224,273) ($ Thousands)				$230,728

A list of the open futures contracts held by the Fund at May 31, 2013, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
Hang Seng Index	1	Jun-2013	$(2)
SPI 200 Index	4	Jun-2013	(5)
Topix Index	8	Jun-2013	(36)

			$(43)

For the year ended May 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $231,661 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2013.

†	Investment in Affiliated Security (see Note 5).

(1)	In U.S. dollars unless otherwise indicated.

(A)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2013 was $199,028 ($ Thousands) and represented 85.9% of Net Assets.

(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depository Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EUR — Euro

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krone

SGD — Singapore Dollar

SPI — Share Price Index

ZAR — South African Rand

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the inputs used as of May 31, 2013, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$22,899	$197,651	$—	$220,550
Preferred Stock	—	1,377	—	1,377
Cash Equivalent	3,132	—	—	3,132
Time Deposits	4,964	—	—	4,964
U.S. Treasury Obligation	—	705	—	705

Total Investments in Securities	$30,995	$199,733	$—	$230,728

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$(43)	$—	$—	$(43)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2013, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2013, there were transfers between Level 2 and Level 3 assets and liabilities. The transfers were due to changes in the availability of observable inputs used to determine fair value.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

44	SEI Institutional Investments Trust / Annual Report / May 31, 2013

SUMMARY SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund

May 31, 2013

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.5%

Argentina — 0.1%
Other Securities	0.1%		$7,737

Australia — 1.8%
Other Securities	1.8		108,722

Austria — 1.1%
Schoeller-Bleckmann Oilfield Equipment (A)	0.5	276,236	28,255
Other Securities	0.6		37,699

			65,954

Belgium — 0.3%
Other Securities	0.3		15,581

Brazil — 3.3%
Banco Bradesco ADR (B)	0.7	2,623,461	42,316
Banco do Brasil	0.5	2,421,000	28,541
Cia de Saneamento Basicodo Estado de Sao Paulo ADR (B)	0.7	3,140,670	39,949
Other Securities	1.4		94,872

			205,678

Canada — 4.7%
Manulife Financial (B)	0.5	1,821,000	28,772
Valeant Pharmaceuticals International*	0.5	315,020	29,074
Other Securities	3.7		236,018

			293,864

Chile — 0.1%
Other Securities	0.1		3,855

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

China — 4.1%
Industrial & Commercial Bank of China (A)	0.6%	55,654,402	$38,938
Tencent Holdings (A)	0.5	757,400	29,811
Other Securities	3.0		184,263

			253,012

Colombia — 0.3%
Other Securities	0.3		17,394

Czech Republic — 0.2%
Other Securities	0.2		11,712

Denmark — 1.1%
Other Securities	1.1		67,804

Finland — 0.2%
Other Securities	0.2		13,036

France — 3.6%
Other Securities	3.6		221,194

Germany — 7.9%
Adidas (A)	0.8	462,997	50,194
SAP (A) (B)	0.8	637,530	47,574
Siemens (A)	0.7	388,581	40,843
Symrise (A)	0.5	762,589	30,989
Other Securities	5.1		321,179

			490,779

Hong Kong — 3.2%
AIA Group (A)	0.5	6,771,340	29,935
Other Securities	2.7		168,285

			198,220

India — 1.4%
ICICI Bank ADR	0.7	921,352	41,433
Other Securities	0.7		43,605

			85,038

Indonesia — 1.1%
Bank Rakyat Indonesia Persero (A)	0.5	32,579,742	29,460
Other Securities	0.6		35,300

			64,760

Ireland — 0.7%
Other Securities	0.7		45,667

Israel — 0.6%
Other Securities	0.6		35,689

SEI Institutional Investments Trust / Annual Report / May 31, 2013	45

SUMMARY SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund (Continued)

May 31, 2013

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Italy — 0.9%
Other Securities	0.9%		$56,855

Japan — 12.8%
Denso (A)	0.6	849,400	34,913
Hitachi (A)	0.8	7,578,300	50,746
KDDI (A)	0.6	859,416	38,572
Komatsu (A)	0.6	1,372,471	34,192
Mitsubishi UFJ Financial Group (A)	0.5	5,588,056	32,264
Mitsui Trust Holdings (A)	0.6	9,067,046	36,956
Softbank (A)	0.6	711,130	35,363
Toyota Motor (A)	0.7	730,109	42,389
Other Securities	7.8		484,261

			789,656

Malaysia — 0.1%
Other Securities	0.1		8,289

Mexico — 0.6%
Other Securities	0.6		39,506

Netherlands — 3.6%
Chicago Bridge & Iron	0.5	490,468	31,047
Core Laboratories (B)	0.7	324,577	44,714
LyondellBasell Industries, Cl A (B)	0.5	429,325	28,614
NXP Semiconductor*	0.5	940,980	29,029
Other Securities	1.4		89,022

			222,426

New Zealand — 0.0%
Other Securities	0.0		2,367

Norway — 2.0%
DnB (A)	0.6	2,181,356	35,174
Statoil ADR (B)	0.7	1,872,022	42,158
Other Securities	0.7		47,083

			124,415

Peru — 0.1%
Other Securities	0.1		5,144

Philippines — 0.0%
Other Securities	0.0		319

Poland — 0.0%
Other Securities	0.0		1,010

Qatar — 0.4%
Other Securities	0.4		25,886

Russia — 0.7%
Other Securities	0.7		42,098

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Singapore — 1.6%
Other Securities	1.6%		$100,343

South Africa — 0.6%
Sasol ADR (B)	0.5	775,100	34,399
Other Securities	0.1		4,168

			38,567

South Korea — 3.8%
Samsung Electronics (A)	1.2	55,820	75,210
Other Securities	2.6		159,211

			234,421

Spain — 0.6%
Amadeus IT Holding, Cl A (A) (B)	0.5	1,105,901	33,656
Other Securities	0.1		3,171

			36,827

Sweden — 2.3%
Getinge, Cl B (A) (B)	0.5	1,073,866	31,979
Other Securities	1.8		113,265

			145,244

Switzerland — 6.2%
Credit Suisse Group (A)	0.5	955,914	28,155
Roche Holding (A)	1.1	284,021	70,173
UBS (A)	0.5	1,762,492	30,817
Zurich Insurance Group ADR (B)	0.6	1,348,600	35,832
Other Securities	3.5		221,162

			386,139

Taiwan — 1.6%
Other Securities	1.6		95,876

Thailand — 1.1%
Other Securities	1.1		69,763

Turkey — 1.4%
Other Securities	1.4		84,295

United Kingdom — 15.9%
3i Group (A)	0.5	6,029,833	30,911
ARM Holdings ADR (B)	0.8	1,168,359	51,268
AstraZeneca ADR (B)	0.6	716,000	36,695
Barclays (A)	0.7	8,481,991	40,542
Diageo (A)	0.6	1,257,639	37,070
HSBC Holdings	1.1	5,931,891	64,950
Rio Tinto ADR (B)	0.6	906,713	38,735
Royal Dutch Shell, Cl A (A)	0.7	1,358,917	45,247

46	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Percentage of Net Assets (%)	Shares/Face Amount (1) (Thousands)	Market Value ($ Thousands)
Royal Dutch Shell, Cl A (GBP) (A)	0.2%	329,219	$10,933
Royal Dutch Shell ADR, Cl A	0.5	493,300	32,740
Sage Group (A)	0.5	5,074,100	27,945
Shire (A)	0.6	1,032,431	33,908
WPP (A)	0.7	2,405,072	40,855
Other Securities	7.8		493,773

			985,572

United States — 3.4%
Other Securities	3.4		212,081

Total Common Stock (Cost $5,217,286) ($ Thousands)			5,912,795

PREFERRED STOCK — 0.9%

Brazil — 0.3%
Other Securities	0.3		20,810

Germany — 0.6%
Other Securities	0.6		34,163

Total Preferred Stock (Cost $54,383) ($ Thousands)			54,973

RIGHTS — 0.0%

Italy — 0.0%
Other Securities			—

Total Rights (Cost $—) ($ Thousands)			—

AFFILIATED PARTNERSHIP — 9.2%
SEI Liquidity Fund, L.P.
0.100%**† (C)	9.2	570,536,741	570,537

Total Affiliated Partnership (Cost $570,537) ($ Thousands)			570,537

CASH EQUIVALENT — 0.4%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.010%**†	0.4	25,307,648	25,308

Total Cash Equivalent (Cost $25,308) ($ Thousands)			25,308

TIME DEPOSITS — 1.5%
Brown Brothers Harriman
4.150%, 06/01/2013	ZAR	56	6
1.903%, 06/01/2013	AUD	183	175
1.667%, 06/01/2013	NZD	461	368

Description	Percentage of Net Assets (%)	Face Amount (1) (Thousands)/ Shares		Market Value ($ Thousands)
0.484%, 06/01/2013		NOK	2,738	$465
0.280%, 06/01/2013		CAD	104	101
0.100%, 06/01/2013		SEK	4,540	683
0.076%, 06/01/2013		GBP	2,746	4,163
0.030%, 06/01/2013			81,091	81,091
0.005%, 06/01/2013		JPY	17,860	177
0.005%, 06/01/2013		HKD	6,188	797
0.005%, 06/01/2013		SGD	385	304
0.001%, 06/01/2013		CHF	2,001	2,086
0.001%, 06/01/2013		EUR	1,248	1,618
(0.10)%, 06/01/2013		DKK	1,309	227

Total Time Deposits (Cost $92,261) ($ Thousands)				92,261

U.S. TREASURY OBLIGATIONS (D) — 0.2%
Other Securities 0.2%				12,288

Total U.S. Treasury Obligations (Cost $12,287) ($ Thousands)				12,288

Total Investments — 107.7% (Cost $5,972,062) ($ Thousands)				$6,668,162

A list of the open futures contracts held by the Fund at May 31, 2013, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	1,174	Jun-2013	$329
FTSE 100 Index	379	Jun-2013	180
Hang Seng Index	41	Jun-2013	(15)
S&P TSX 60 Index	113	Jun-2013	119
SPI 200 Index	103	Jun-2013	(203)
Topix Index	238	Jun-2013	(412)

			$(2)

For the year ended May 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $6,192,852 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2013.

†	Investment in Affiliated Security (see Note 5).

(1)	In U.S. dollars unless otherwise indicated.

(A)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2013 was $4,036,972 ($ Thousands) and represented 65.2% of Net Assets.

(B)	This security or a partial position of this security is on loan at May 31, 2013. The total value of securities on loan at May 31, 2013 was $540,135 ($ Thousands).

(C)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total value of such securities as of May 31, 2013 was $570,537 ($ Thousands).

(D)	Security, or portion thereof, has been pledged with collateral on open futures contracts.

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DJ — Dow Jones

DKK — Danish Krone

SEI Institutional Investments Trust / Annual Report / May 31, 2013	47

SUMMARY SCHEDULE OF INVESTMENTS

World Equity Ex-US Fund (Concluded)

May 31, 2013

EUR — Euro

FTSE — Financial Times and Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

L.P. — Limited Partnership

NOK — Norwegian Krone

NZD — New Zealand Dollar

S&P — Standard & Poor’s

SEK — Swedish Krona

SGD — Singapore Dollar

SPI — Share Price Index

TSX — Toronto Stock Exchange

ZAR — South African Rand

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the inputs used as of May 31, 2013, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,909,986	$4,002,809	$—	$5,912,795
Preferred Stock	20,810	34,163	—	54,973
Affiliated Partnership	—	570,537	—	570,537
Cash Equivalent	25,308	—	—	25,308
Time Deposits	92,261	—	—	92,261
U.S. Treasury Obligations	—	12,288	—	12,288

Total Investments in Securities	$2,048,365	$4,619,797	$—	$6,668,162

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$(2)	$—	$—	$(2)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2013, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2013, there were transfers between Level 2 and Level 3 assets and liabilities. The transfers were due to changes in the availability of observable inputs used to determine fair value.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

48	SEI Institutional Investments Trust / Annual Report / May 31, 2013

SUMMARY SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund

May 31, 2013

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 91.4%

Argentina — 0.2%
Other Securities	0.2%		$126

Australia — 1.7%
Commonwealth Bank of Australia (A)	0.6	5,747	366
Other Securities	1.1		687

			1,053

Austria — 2.1%
OMV (A)	0.7	9,483	436
Schoeller-Bleckmann Oilfield Equipment (A)	0.6	3,719	380
Other Securities	0.8		468

			1,284

Belgium — 0.1%
Other Securities	0.1		48

Brazil — 1.5%
Other Securities	1.5		962

Canada — 4.2%
Canadian National Railway	0.6	3,558	362
Other Securities	3.6		2,272

			2,634

Chile — 0.1%
Other Securities	0.1		44

China — 5.7%
Industrial & Commercial Bank of China (A)	1.3	1,150,836	805
Other Securities	4.4		2,737

			3,542

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Colombia — 0.4%
Other Securities	0.4%		$241

Czech Republic — 0.3%
Other Securities	0.3		167

Denmark — 0.9%
Novo-Nordisk, Cl B (A)	0.6	2,447	395
Other Securities	0.3		157

			552

Finland — 1.3%
Other Securities	1.3		793

France — 5.0%
BNP Paribas (A)	0.6	6,604	385
Compagnie Generale des Etablissements Michelin, Cl B (A)	0.6	4,385	382
LVMH Moet Hennessy Louis Vuitton (A)	0.7	2,333	411
Other Securities	3.1		1,939

			3,117

Germany — 5.3%
Adidas (A)	0.5	3,090	335
BASF (A)	0.7	4,536	438
Bayer (A)	0.6	3,674	391
Deutsche Bank (A)	0.6	7,753	359
Fresenius Medical Care (A)	0.5	4,992	338
Other Securities	2.4		1,443

			3,304

Hong Kong — 3.8%
AIA Group (A)	0.8	105,382	466
Orient Overseas International (A)	0.5	53,000	332
Other Securities	2.5		1,570

			2,368

India — 1.0%
ICICI Bank ADR	1.0	13,577	611
Other Securities	0.0		3

			614

Indonesia — 0.5%
Other Securities	0.5		287

Ireland — 1.2%
Accenture, Cl A	0.6	4,432	364
ICON*	0.6	11,034	379

			743

Italy — 0.8%
Other Securities	0.8		507

SEI Institutional Investments Trust / Annual Report / May 31, 2013	49

SUMMARY SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund (Continued)

May 31, 2013

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Japan — 12.9%
Denso (A)	0.9%	13,500	$555
Hitachi (A)	0.8	74,000	495
Honda Motor ADR	0.5	8,785	330
Nippon Telegraph & Telephone (A)	0.6	7,100	348
Secom (A)	0.5	6,600	331
Toyota Motor (A)	1.7	18,717	1,087
Other Securities	7.9		4,940

			8,086

Malaysia — 0.4%
Other Securities	0.4		266

Mexico — 1.0%
Other Securities	1.0		615

Netherlands — 3.2%
ASML Holding (A)	0.5	4,038	333
Core Laboratories	1.0	4,672	643
European Aeronautic Defense and Space (A)	0.6	6,258	359
Unilever (A)	0.7	10,703	436
Other Securities	0.4		217

			1,988

New Zealand — 0.3%
Other Securities	0.3		208

Norway — 1.3%
DnB (A)	1.0	40,386	651
Other Securities	0.3		189

			840

Peru — 0.2%
Other Securities	0.2		98

Philippines — 0.2%
Other Securities	0.2		154

Poland — 0.1%
Other Securities	0.1		80

Portugal — 0.0%
Other Securities	0.0		17

Russia — 0.2%
Other Securities	0.2		109

Singapore — 1.3%
DBS Group Holdings (A)	0.7	32,000	433
Other Securities	0.6		373

			806

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

South Africa — 0.1%
Other Securities	0.1%		$72

South Korea — 3.5%
Samsung Electronics (A)	1.9	879	1,184
Other Securities	1.6		1,030

			2,214

Spain — 0.8%
Amadeus IT Holding, Cl A (A)	0.7	15,531	473
Other Securities	0.1		60

			533

Sweden — 1.2%
Getinge, Cl B (A)	0.7	14,812	441
Other Securities	0.5		286

			727

Switzerland — 6.3%
Novartis ADR	0.6	5,145	369
Novartis (A)	0.6	5,263	376
Roche Holding (A)	2.1	5,498	1,358
Other Securities	3.0		1,848

			3,951

Taiwan — 1.7%
Advanced Semiconductor Engineering	0.5	79,236	333
Other Securities	1.2		741

			1,074

Thailand — 1.0%
Other Securities	1.0		644

Turkey — 1.3%
Other Securities	1.3		802

United Kingdom — 14.8%
ARM Holdings ADR	1.2	16,794	737
ARM Holdings (A)	0.2	9,442	138
AstraZeneca (A)	0.5	6,527	333
British American Tobacco (A)	0.7	7,716	423
Diageo (A)	0.9	18,393	542
HSBC Holdings	1.3	74,209	812
Reckitt Benckiser Group (A)	0.6	5,588	399
Shire (A)	0.7	14,213	467
Unilever ADR	0.6	8,342	350
Other Securities	8.1		5,058

			9,259

United States — 3.5%
Everest Re Group	0.6	3,085	400

50	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Percentage of Net Assets (%)	Shares/Face Amount (1) (Thousands)	Market Value ($ Thousands)
Schlumberger	0.5%	4,626	$338
Other Securities	2.4		1,481

			2,219

Total Common Stock (Cost $52,460) ($ Thousands)			57,148

PREFERRED STOCK — 0.9%

Brazil — 0.8%
Other Securities	0.8		516

Germany — 0.1%
Other Securities	0.1		40

Total Preferred Stock (Cost $588) ($ Thousands)			556

CASH EQUIVALENT — 4.1%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	4.1	2,589,743	2,590

Total Cash Equivalent (Cost $2,590) ($ Thousands)			2,590

TIME DEPOSITS — 3.4%
Brown Brothers Harriman
4.150%, 06/01/2013	ZAR	1	—
1.903%, 06/01/2013	AUD	53	51
1.667%, 06/01/2013	NZD	2	2
0.484%, 06/01/2013	NOK	54	9
0.280%, 06/01/2013	CAD	15	14
0.100%, 06/01/2013	SEK	80	12
0.076%, 06/01/2013	GBP	49	74
0.030%, 06/01/2013		1,587	1,587
0.005%, 06/01/2013	JPY	4,626	46
0.005%, 06/01/2013	HKD	149	19
0.005%, 06/01/2013	SGD	17	13
0.001%, 06/01/2013	CHF	53	55
0.001%, 06/01/2013	EUR	156	202
(0.10)%, 06/01/2013	DKK	80	14

Total Time Deposits (Cost $2,098) ($ Thousands)			2,098

U.S. TREASURY OBLIGATIONS (B) — 0.3%
Other Securities	0.3		173

Total U.S. Treasury Obligations (Cost $173) ($ Thousands)			173

Total Investments — 100.1% (Cost $57,909) ($ Thousands)			$62,565

A list of the open futures contracts held by the Fund at May 31, 2013, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	22	Jun-2013	$35
FTSE 100 Index	7	Jun-2013	19
Hang Seng Index	1	Jun-2013	(2)
S&P TSX 60 Index	2	Jun-2013	(5)
SPI 200 Index	2	Jun-2013	(6)
Topix Index	4	Jun-2013	40

			$81

For the year ended May 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $62,521 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2013.

†	Investment in Affiliated Security (see Note 5).

(1)	In U.S. dollars unless otherwise indicated.

(A)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2013 was $42,654 ($ Thousands) and represented 68.2% of Net Assets.

(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DJ — Dow Jones

DKK — Danish Krone

EUR — Euro

FTSE — Financial Times and Stock Exchange

GBP — British Pound Sterling

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

S&P — Standard & Poor’s

SEK — Swedish Krone

SGD — Singapore Dollar

SPI — Share Price Index

TSX — Toronto Stock Exchange

ZAR — South African Rand

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	51

SUMMARY SCHEDULE OF INVESTMENTS

Screened World Equity Ex-US Fund (Concluded)

May 31, 2013

The following is a list of the inputs used as of May 31, 2013, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$14,534	$42,614	$—	$57,148
Preferred Stock	516	40	—	556
Cash Equivalent	2,590	—	—	2,590
Time Deposits	2,098	—	—	2,098
U.S. Treasury Obligations	—	173	—	173

Total Investments in Securities	$19,738	$42,827	$—	$62,565

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$81	$—	$—	$81

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2013, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changed in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

52	SEI Institutional Investments Trust / Annual Report / May 31, 2013

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund(1)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS — 22.3%
Acquisitions Cogeco Cable II, Term Loan B
4.500%, 09/20/2019	$249	$249
Advanstar Communications, 1st Lien
2.540%, 06/02/2014	514	509
Advantage Sales and Marketing, Term Loan
8.250%, 06/17/2018	738	746
4.250%, 12/18/2017	1,610	1,618
Affinia Group
4.750%, 04/25/2020	742	744
Affinia Group, Term Loan B1
3.500%, 04/25/2016	305	307
Affinion Group Holdings
6.500%, 10/09/2016	981	957
Air Medical Group Holdings, Term Loan B1
6.500%, 06/30/2018	1,397	1,428
Air Medical Group Holdings, Term Loan, 1st Lien
0.000%, 05/21/2018 (A)	1,900	1,900
Alere, Term Loan B
4.250%, 06/30/2017	497	503
Alliance Laundry Systems LLC, Term Loan B
4.500%, 12/10/2018	1,492	1,503
Alliant Holdings, Term Loan, Tranche 1
5.000%, 12/20/2019	1,995	2,005
Allison Transmission
4.250%, 08/23/2019	993	1,000
Alpha Natural Resources, Term Loan B
3.500%, 05/31/2020	1,250	1,245
AMC Entertainment, Term Loan
3.500%, 04/30/2020	380	381

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
American Builders & Contract Supply, Term Loan B
3.500%, 04/16/2020	$1,250	$1,254
American Renal Holdings, Term Loan
8.500%, 02/20/2020	1,010	1,016
4.500%, 08/20/2019	1,350	1,353
American Rock Salt, Term Loan B
5.500%, 04/25/2017	741	745
Apex Tool Group
4.500%, 01/25/2020	2,000	2,013
Applied Systems, Hybrid Term Loan, 2nd Lien
8.250%, 06/08/2017	240	242
Applied Systems, Term Loan B
0.000%, 12/08/2016 (A)	2,000	2,017
Aramark US
0.053%, 07/26/2016	27	28
Aramark, Term Loan
3.698%, 07/26/2016	463	468
Aramark, Term Loan C
3.784%, 07/26/2016	878	886
Aramark, Term Loan D
4.000%, 08/22/2019	1,000	1,011
Arris Group
3.500%, 02/07/2020	845	844
Asurion, LLC
4.500%, 05/24/2019	1,352	1,358
August LuxUK Holding, Term Loan
5.250%, 04/27/2018	591	593
August U.S. Holdings, Term Loan
5.250%, 04/27/2018	448	450
Avaya, Extended Term Loan B-5
8.000%, 03/31/2018	979	934
Avaya, Term Loan B-3
4.927%, 10/26/2017	815	731
Bass Pro Group LLC, Term Loan B
4.000%, 11/20/2019	980	984
Berry Plastics
3.500%, 02/08/2020	1,995	1,995
Berry Plastics, Term Loan D
3.500%, 02/08/2020	5	5
Biomet
4.034%, 07/25/2017	348	350
Biomet, Term Loan B1
3.954%, 07/25/2017	596	599
Biomet, Term Loan B2
4.034%, 07/25/2017	446	449
Biomet, Term Loan B3
3.954%, 07/25/2017	27	27
BJ’s Wholesale Club, Term Loan
4.250%, 09/26/2019	1,244	1,247
Black Press US Partnership, Tranche B-1
2.287%, 08/02/2013	315	312

SEI Institutional Investments Trust / Annual Report / May 31, 2013	53

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund(1) (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Black Press US Partnership, Tranche B-2
2.287%, 08/02/2013	$191	$189
Booz Allen Hamilton, Term Loan B
4.500%, 07/31/2019	1,194	1,202
0.000%, 07/31/2019 (A)	800	805
Boyd Acquisition
4.250%, 11/20/2017	998	1,005
Bright Horizons Family Solutions LLC, Term Loan
4.000%, 01/30/2020	349	351
Burlington Coat Factory, Term Loan B
5.500%, 02/23/2017	470	472
Calpine
4.000%, 04/01/2018	294	296
Cannery Casino Resorts LLC
6.000%, 10/02/2018	299	302
CDW, Term Loan
3.500%, 04/29/2020	2,000	1,993
Cedar Fair L.P.
3.250%, 03/06/2020	500	504
Cequel Communications
3.500%, 02/14/2019	1	1
3.500%, 02/10/2019	496	498
Ceridian, Extended Term Loan
5.948%, 05/09/2017	937	943
Charter Communications Operating LLC, Term Loan E
0.000%, 04/10/2020 (A)	1,075	1,068
Colfax, Refinanced Term Loan A1
2.449%, 01/19/2017	968	970
Colfax, Term Loan A1
2.448%, 01/19/2017	234	234
Commscope
3.750%, 01/14/2018	543	547
Community Health Systems, Term Loan B
3.787%, 01/25/2017	839	846
3.784%, 01/25/2017	22	23
CompuCom Systems, Term Loan B
4.250%, 05/07/2020	2,700	2,710
Constellation Brands, Term Loan B
0.000%, 05/01/2020 (A)	728	729
ConvaTec Dollar
5.000%, 12/22/2016	1,224	1,238
Cristal Inorganic Chemicals US
6.034%, 11/15/2014	333	333
Cumulus Media Holdings
0.000%, 09/16/2018 (A)	500	504
Cumulus Media Holdings, Term Loan
4.500%, 09/17/2018	1,703	1,717

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
DAE Aviation Holdings, Term Loan B1
6.250%, 11/02/2018	$685	$695
David’s Bridal
5.000%, 10/05/2019	2,095	2,107
Davita, Term Loan B2
4.000%, 11/01/2019	998	1,008
Del Monte Foods
4.000%, 03/08/2018	1,322	1,327
Dex Media West
7.250%, 10/24/2014	2,063	1,754
Digital Globe
3.750%, 01/25/2020	750	754
Doncaster PLC, Term Loan
5.500%, 04/09/2020	2,000	2,013
Dunkin Brands, Term Loan B3
5.000%, 02/14/2020	333	334
3.750%, 02/14/2020	349	351
DuPont Performance Coatings, Term Loan
4.750%, 02/01/2020	2,000	2,014
Eagle Parent
4.500%, 05/16/2018	1,388	1,404
Emergency Medical Services
4.000%, 05/25/2018	91	91
Emergency Medical Services, Initial Term Loan
4.000%, 04/27/2018	377	379
4.000%, 05/25/2018	769	773
Endurance International, 2nd Lien
10.250%, 05/09/2020	217	220
Endurance International, Term Loan, 1st Lien
6.250%, 11/06/2019	725	730
Energy Transfer Partners
3.750%, 03/24/2017	248	250
Entravision Communications, Term Loan B
0.000%, 05/29/2020 (A)	1,000	1,000
EP Energy LLC, Term Loan, Tranche 1
4.500%, 04/26/2019	500	504
Equinox Fitness Clubs, Term Loan B
4.500%, 01/31/2020	1,500	1,509
Essential Power LLC, Term Loan
4.500%, 08/08/2019	758	763
4.250%, 08/08/2019	10	10
Eze Castle Software LLC, Term Loan, 1st Lien
4.750%, 04/06/2020	526	534
Federal Mogul
2.138%, 12/29/2014	1,319	1,289
Federal Mogul, Term Loan C
2.138%, 12/28/2015	673	658

54	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
First Data, Term Loan
4.202%, 03/23/2018	$1,436	$1,430
Firth Rixson Ltd., Term Loan B
4.250%, 06/30/2017	499	501
Fortescue Metals Group Ltd.
5.250%, 10/18/2017	547	550
Freescale Semiconductor
5.000%, 02/13/2020	1,352	1,358
Generac Power Systems, Term Loan B
6.250%, 05/30/2018	570	570
0.000%, 05/10/2020 (A)	600	600
Genesys Telecom
4.000%, 02/08/2020	900	903
Genpact International, Term Loan B
4.250%, 08/17/2019	1,758	1,773
0.000%, 08/30/2019 (A)	234	236
Gibson Energy, Term Loan B
4.750%, 06/15/2018	1,980	2,003
Global Cash Access
7.000%, 02/01/2016	329	330
Gray Television, Term Loan B
4.750%, 10/12/2019	964	976
Grohe Holdings, Term Loan
6.750%, 05/18/2017	1,722	1,735
Guitar Center, Term Loan
5.540%, 04/09/2017	998	995
H.J. Heinz, Term Loan B2
0.000%, 03/27/2020 (A)	1,840	1,856
Harbor Freight Tools, Term Loan
5.500%, 11/14/2017	744	754
Harron Communications, Term Loan B
5.000%, 10/06/2017	585	590
HCA, Term Loan B2
3.534%, 03/31/2017	300	300
Hologic, Term Loan B
4.500%, 08/01/2019	496	499
Houghton International, Term Loan
4.000%, 12/20/2019	249	249
Hub International
3.694%, 06/13/2017	2,126	2,136
IMS Health
3.750%, 09/01/2017	2,066	2,076
Ineos Holdings Ltd., Cov-Lite
4.250%, 05/04/2018	2,026	2,025
Integra Telecom, Term Loan
6.000%, 02/22/2019	940	950
Intelesat Jackson Ltd., Term Loan B1
4.500%, 04/02/2018	742	746
Intelsat Bermuda, Term Loan
3.205%, 02/01/2014	373	373

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Inventiv Health, Incremental Term Loan B-3
7.750%, 05/15/2018	$267	$264
Inventiv Health, Term Loan B
7.500%, 08/04/2016	1,600	1,580
ION Trading Technologies Ltd., Term Loan
4.500%, 05/22/2020	640	645
ION Trading Technologies Ltd., Term Loan, Cov-Lite, 2nd Lien
0.000%, 05/21/2021 (A)	920	927
ISS A/S, Term Loan B
0.000%, 04/18/2018 (A)	277	279
J. Crew Group, Term Loan B
4.000%, 03/07/2018	1,975	1,981
JCPenney, Term Loan B, Cov-Lite, 1st Lien
6.000%, 05/21/2018	925	937
Kronos, Incremental Term Loan
4.500%, 10/30/2019	998	1,005
Lamar Media
4.000%, 12/30/2016	17	17
Language Line, Term Loan B
6.250%, 06/20/2016	454	449
Lawson Software, Term Loan B
5.250%, 04/05/2018	1,142	1,153
Leslie’s Poolmart, Term Loan B
5.250%, 10/16/2019	1,079	1,089
2.000%, 10/11/2019	18	—
Level 3 Communications
5.250%, 08/01/2019	2,000	2,026
Lifepoint Hospitals, Term Loan
2.710%, 07/24/2017	359	362
Light Tower Fiber, LLC
8.000%, 04/12/2021	1,000	1,018
4.500%, 04/13/2020	1,000	1,008
Live Nation Entertainment
4.500%, 11/07/2016	961	969
LPL Holdings, Term Loan B
0.000%, 03/29/2019 (A)	1,750	1,748
Mediacom Communications, Term Loan H
0.000%, 01/22/2021 (A)	1,150	1,150
MEG Energy
3.750%, 03/21/2020	640	644
MGM Resorts International, Term Loan B
4.250%, 12/20/2019	257	258
MGM Resorts International, Term Loan B1
4.250%, 12/20/2019	740	742
Michaels Stores
3.750%, 01/24/2020	915	919
Michaels Stores, Term Loan B
3.750%, 01/28/2020	585	588

SEI Institutional Investments Trust / Annual Report / May 31, 2013	55

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund(1) (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Midcontinent Communications, Term Loan B
4.000%, 12/31/2016	$490	$493
MTL Publishing, Term Loan B
4.250%, 06/29/2018	998	1,004
Navistar International
5.750%, 08/17/2017	2,563	2,611
NCI Building Maintenance LLC, Term Loan
8.000%, 05/02/2018	138	140
NCI Building Systems, Term Loan, 1st Lien
8.000%, 05/02/2018	718	729
NeimanMarcus Group
4.000%, 05/16/2018	1,241	1,240
Nelson Education, Term Loan B-1
2.784%, 07/04/2014	782	645
NEP Supershooters L.P., Term Loan
4.750%, 01/22/2020	449	454
NewPage, Term Loan
7.750%, 12/21/2018	2,095	2,137
Nielsen Finance LLC, CL E Dollar, Term Loan
2.949%, 05/02/2016	87	87
NRG Energy, Term Loan
3.250%, 07/01/2018	1,191	1,184
NRG Energy, Term Loan B
0.000%, 07/01/2018 (A)	250	248
NXP
4.500%, 03/03/2017	470	479
NXP Semiconductors, Incremental Term Loan C
4.750%, 01/10/2020	1,995	2,035
Ocwen Financial
5.000%, 02/15/2018	1,500	1,518
Penn National Gaming, Term Loan B
3.750%, 07/16/2018	468	470
PETCO Animal Supplies, Term Loan B
4.000%, 11/24/2017	1,500	1,513
Pilot Travel Centers, LLC, Term Loan Tranche B
4.250%, 08/07/2019	995	985
Pinnacle Foods Group LLC
3.250%, 04/29/2020	575	575
Pinnacle Foods Group LLC, Term Loan G, 3rd Lien
3.250%, 04/29/2020	1	1
Progressive Waste Solutions, Term Loan B
3.500%, 10/24/2019	150	151

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Proquest, Term Loan B
6.000%, 04/13/2018	$495	$497
PVH, Term Loan B, Tranche 1
3.250%, 02/13/2020	700	703
Quintiles Transnational, Term Loan B
4.500%, 06/08/2018	1,917	1,935
Raycom TV Broadcasting, Tranche B
4.250%, 05/31/2017	588	588
RE/MAX International
5.500%, 04/16/2016	663	667
Realogy, Extended Synthetic Term Loan
5.370%, 10/10/2016	89	89
Rice Drilling B LLC, Term Loan, 2nd Lien
8.500%, 10/25/2018	2,073	2,099
Rite Aid
4.000%, 02/07/2020	1,500	1,508
Riverbed Technology, Term Loan Tranche 1
4.000%, 12/13/2019	913	922
Roundy’s Supermarkets, Term Loan B
5.750%, 02/13/2019	989	969
Ruby Western Pipeline
3.500%, 03/22/2020	873	877
Ruby Western Pipeline Holdings, Term Loan
3.500%, 03/27/2020	127	128
Salem Communications, Term Loan B
4.500%, 03/12/2020	1,500	1,518
San Juan Cable Holdings, Term Loan B
6.000%, 06/09/2017	1,983	2,003
Schaeffler AG, Term Loan C, 1st Lien
4.250%, 01/20/2017	1,225	1,240
Sealed Air, Term Loan B
4.000%, 10/03/2018	705	713
Seaworld
4.000%, 05/30/2020	1,365	1,361
Seaworld Parks & Entertainment, Term Loan B
4.000%, 05/30/2020	387	385
Sedgwick CMS Holdings, Term Loan B
4.000%, 12/31/2016	1,090	1,102
Seminole Hard Rock Entertainment, Term Loan B
0.000%, 05/08/2020 (A)	1,000	1,002

56	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Sensata Technologies
3.750%, 05/12/2018	$346	$349
Sequa, Term Loan B
5.250%, 06/19/2017	748	755
Serta Simmons Holdings, Term Loan B
5.000%, 10/01/2019	1,197	1,203
Sheridan Healthcare, Term Loan
4.500%, 06/29/2018	1,158	1,165
Sheridan Holdings, Term Loan
9.000%, 07/01/2019	250	253
Smart & Final, Cov-Lite Term Loan
5.750%, 11/08/2019	998	998
Smart Technologies
2.948%, 08/28/2014	471	443
Sophoros PLC
6.500%, 05/10/2019	1,244	1,250
Sprouts Farmers Markets LLC, Term Loan
4.500%, 04/23/2020	1,200	1,200
Standard Aero, Term Loan B2
6.250%, 11/02/2018	310	315
Starwood Property Trust, Term Loan B
3.500%, 04/17/2020	550	550
Sungard Data Systems (Solar Capital) Tranche 1
4.500%, 01/31/2020	299	303
SunGard Data Systems, Term Loan E
4.000%, 03/07/2020	1,916	1,940
Surgical Care Affiliates, LLC, Delayed Term Loan
0.000%, 06/29/2018 (A)	334	334
Surgical Care Affiliates, LLC, Term Loan B
4.284%, 12/29/2017	1,393	1,393
0.000%, 06/29/2018 (A)	791	794
Syniverse Holdings
5.000%, 04/20/2019	1,250	1,254
Teine Energy Ltd., Term Loan B
7.500%, 05/17/2019	1,667	1,671
Telesat Canada, Term Loan B
3.500%, 03/28/2019	399	401
Terex
4.500%, 04/28/2017	373	378
Texas Competitive
4.792%, 10/10/2017	284	205
4.699%, 10/10/2017	9	6
Texas Competitive, Extended Term Loan
4.700%, 10/10/2017	571	413
The Pantry, Term Loan B
5.750%, 08/03/2019	995	1,005

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
The Yankee Candle
5.250%, 04/02/2019	$677	$677
TI Automotive Ltd., Term Loan B
5.500%, 03/27/2019	1,012	1,020
Time Warner Telecom Holdings, Term Loan B
2.700%, 04/05/2020	389	390
Trans Union LLC, Term Loan
4.250%, 02/10/2019	582	585
Trans Union LLC, Term Loan B
0.000%, 02/10/2019 (A)	500	503
TransDigm
3.750%, 02/25/2020	986	996
Tribune Company, Term Loan Tranche 1
4.000%, 12/31/2019	1,197	1,209
Tronox, Term Loan B
4.500%, 02/03/2018	1,000	1,009
TWCC Holding Weather Channel, Term Loan B
3.500%, 02/13/2017	1,788	1,801
U.S. Telepacific, Term Loan
5.750%, 02/23/2017	982	980
Universal Health Services, Term Loan B
3.750%, 11/15/2016	210	211
Univision Communications, Extended Term Loan B
4.452%, 03/31/2017	955	955
Univision Communications, Extended Term Loan C-3
4.000%, 03/01/2020	900	893
Univision Communications, Term Loan B
4.750%, 02/22/2020	1,500	1,497
UPC Finance Partnership
3.250%, 06/10/2021	1,000	999
Valeant Pharmaceuticals
3.500%, 02/13/2019	149	150
Valeant Pharmaceuticals International
3.500%, 12/11/2019	1,995	2,006
Vanguard Health Systems, Term Loan B
3.750%, 01/29/2016	1,768	1,785
Verint Systems, Term Loan B, 1st Lien
4.000%, 09/16/2019	798	807
Virgin Media Investment, Term Loan B
0.000%, 02/15/2020 (A)	1,800	1,797
VWR Funding, Term Loan B
4.448%, 04/03/2017	398	400

SEI Institutional Investments Trust / Annual Report / May 31, 2013	57

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund(1) (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
VWR Funding, Term Loan B1
4.198%, 04/03/2017	$1,571	$1,584
Walter Energy, Term Loan B
5.750%, 04/02/2018	1,610	1,615
Warner Chilcott, Term Loan B1
4.250%, 03/15/2018	110	110
4.250%, 03/14/2018	252	253
Warner Chilcott, Term Loan B2
4.250%, 03/14/2018	89	90
Warner Chilcott, Term Loan B3
4.250%, 03/15/2018	198	199
Warner Music Group
0.000%, 04/24/2020 (A)	133	132
Warner Music Group, Delayed Term Loan
0.000%, 07/01/2020 (A)	859	854
Warner Music Group, Term Loan
3.750%, 07/01/2020	558	560
Waste Industries USA, Term Loan B
4.000%, 03/16/2017	1,379	1,398
WCA Waste
5.500%, 03/23/2018	495	497
WCA Waste Systems, Term Loan
4.000%, 03/23/2018	432	433
West
3.750%, 06/30/2018	841	847
West, Term Loan B
3.750%, 06/30/2018	2	2
0.000%, 06/30/2018 (A)	150	151
Wide Open West Finance
4.750%, 03/26/2019	721	726
Wide Open West Finance, LLC
0.000%, 03/26/2019 (A)	210	211
Windstream, Term Loan B4
3.500%, 01/23/2020	1,995	2,001
WP Prism, (Bausch & Lomb), Term Loan, 1st Lien
6.250%, 05/31/2018	2,250	2,254
Zayo Group, Term Loan B
4.500%, 07/02/2019	3,006	3,024

Total Loan Participations (Cost $221,046) ($ Thousands)		222,423

CORPORATE OBLIGATIONS — 5.0%

Consumer Discretionary — 0.3%
Amazon.com
0.650%, 11/27/2015	150	150
Cedar Fair L.P.
5.250%, 03/15/2021 (B)	650	650
Comcast
5.850%, 11/15/2015	100	112

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Glencore Funding LLC
1.431%, 05/27/2016 (B) (C)	$400	$400
Maytag MTN
6.450%, 08/15/2014	350	373
Newell Rubbermaid
2.000%, 06/15/2015	125	127
Sirius XM Radio
4.250%, 05/15/2020 (B)	400	392
Target
0.447%, 07/18/2014 (C)	200	200
Thomson Reuters
0.875%, 05/23/2016	400	398
Viacom
1.250%, 02/27/2015	95	95
Volkswagen International Finance
0.874%, 11/20/2014 (B) (C)	300	301
Walt Disney MTN
0.450%, 12/01/2015	200	200

		3,398

Consumer Staples — 0.5%
AbbVie
1.033%, 11/06/2015 (B) (C)	125	126
Anheuser-Busch InBev Worldwide
0.800%, 07/15/2015	100	100
0.637%, 07/14/2014 (C)	100	100
BAT International Finance
1.400%, 06/05/2015 (B)	300	303
Bottling Group LLC
6.950%, 03/15/2014	250	263
Ceridian
8.875%, 07/15/2019 (B)	475	542
Coca-Cola Enterprises
2.125%, 09/15/2015	325	333
ConAgra Foods
1.300%, 01/25/2016	175	176
Costco Wholesale
0.650%, 12/07/2015	225	226
Elizabeth Arden
7.375%, 03/15/2021	100	111
ERAC USA Finance LLC
1.400%, 04/15/2016 (B)	300	300
General Mills
0.576%, 01/29/2016 (C)	300	300
Heineken
0.800%, 10/01/2015 (B)	75	75
Kellogg
0.505%, 02/13/2015 (C)	300	301
Kraft Foods Group
1.625%, 06/04/2015	125	127
Michael Foods Holding PIK
8.500%, 07/15/2018 (B)	220	232
PepsiCo
0.800%, 08/25/2014	120	121

58	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Reynolds American
1.050%, 10/30/2015	$50	$50
Reynolds Group Issuer
6.875%, 02/15/2021	185	197
5.750%, 10/15/2020	415	421
SABMiller Holdings
1.850%, 01/15/2015 (B)	300	305

		4,709

Energy — 0.6%
Atlas Pipeline Partners
4.750%, 11/15/2021 (B)	1,400	1,365
BP Capital Markets
0.785%, 05/10/2018 (C)	400	401
Canadian Natural Resources
5.700%, 05/15/2017	150	173
Energy Transfer Equity
7.500%, 10/15/2020	500	574
Kinder Morgan Energy Partners
5.000%, 12/15/2013	186	190
MEG Energy
6.375%, 01/30/2023 (B)	1,000	1,025
Petrobras Global Finance BV
1.894%, 05/20/2016 (C)	350	353
Sabine Pass Liquefaction LLC
5.625%, 02/01/2021 (B)	1,400	1,405
Total Capital Canada
0.657%, 01/15/2016 (C)	130	131
TransCanada PipeLines
0.750%, 01/15/2016	250	249
Western Refining
6.250%, 04/01/2021 (B)	185	191

		6,057

Financials — 1.7%
American Express
0.863%, 05/22/2018 (C)	300	300
American Honda Finance
0.648%, 05/26/2016 (B) (C)	300	300
American International Group
4.250%, 09/15/2014	150	156
Australia & New Zealand Banking Group NY
0.835%, 05/15/2018 (C)	250	250
Bank of America
1.500%, 10/09/2015	200	201
1.250%, 01/11/2016	200	199
1.104%, 03/22/2016 (C)	150	150
Bank of Montreal MTN
0.879%, 04/09/2018 (C)	350	352
Bank of New York Mellon MTN
3.100%, 01/15/2015	140	146
0.714%, 03/06/2018 (C)	325	325

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Bank of Nova Scotia
0.950%, 03/15/2016	$400	$401
BB&T
0.976%, 04/28/2014 (C)	125	126
Berkshire Hathaway Finance
0.609%, 01/10/2014 (C)	300	301
BPCE MTN
1.526%, 04/25/2016 (C)	275	277
Canadian Imperial Bank of Commerce
0.900%, 10/01/2015	125	125
Capital One
0.734%, 03/22/2016 (C)	350	350
Capital One Financial
2.150%, 03/23/2015	150	153
Caterpillar Financial Services MTN
1.375%, 05/20/2014	95	96
Citigroup
4.875%, 05/07/2015	225	239
0.551%, 06/09/2016 (C)	150	146
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
0.760%, 03/18/2016 (C)	400	401
Credit Suisse NY
2.200%, 01/14/2014	300	303
Daimler Finance North America LLC
1.250%, 01/11/2016 (B)	200	200
0.879%, 01/09/2015 (B) (C)	200	201
Ford Motor Credit LLC
1.525%, 05/09/2016 (C)	250	251
General Electric Capital
1.145%, 05/09/2016 (C)	150	152
1.000%, 12/11/2015	125	126
1.000%, 01/08/2016	100	100
0.994%, 04/02/2018 (C)	275	277
General Motors Financial
3.250%, 05/15/2018 (B)	343	340
Goldman Sachs Group MTN
1.600%, 11/23/2015	150	152
1.476%, 04/30/2018 (C)	350	352
Hartford Financial Services Group
4.625%, 07/15/2013	306	307
HSBC Bank
0.915%, 05/15/2018 (B) (C)	200	199
HSBC USA
2.375%, 02/13/2015	150	154
Hyundai Capital America
1.625%, 10/02/2015 (B)	35	35
ING Bank
1.675%, 06/09/2014 (B) (C)	350	354
International Lease Finance
6.500%, 09/01/2014 (B)	200	212
Intesa Sanpaolo
3.125%, 01/15/2016	200	199

SEI Institutional Investments Trust / Annual Report / May 31, 2013	59

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund(1) (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
John Deere Capital
0.950%, 06/29/2015	$150	$151
JPMorgan Chase
1.176%, 01/25/2018 (C)	200	202
0.893%, 02/26/2016 (C)	125	125
JPMorgan Chase Capital XXI
1.223%, 02/02/2037 (C)	250	200
MassMutual Global Funding II
0.657%, 01/14/2014 (B) (C)	350	351
Metropolitan Life Global Funding I
1.700%, 06/29/2015 (B)	175	178
1.500%, 01/10/2018 (B)	260	258
Monumental Global Funding
0.477%, 01/15/2014 (B) (C)	230	230
Morgan Stanley
1.523%, 02/25/2016 (C)	300	301
National Rural Utilities Cooperative Finance MTN
0.356%, 02/18/2014 (C)	250	250
New York Life Global Funding
0.542%, 04/04/2014 (B) (C)	300	301
Nordea Bank
0.735%, 05/13/2016 (B) (C)	350	350
PACCAR Financial MTN
0.545%, 02/08/2016 (C)	250	251
PNC Bank
0.800%, 01/28/2016	250	250
Principal Life Global Funding II
1.000%, 12/11/2015 (B)	95	95
0.643%, 05/27/2016 (B) (C)	290	290
Reinsurance Group of America
5.625%, 03/15/2017	200	224
RHP Hotel Properties‡
5.000%, 04/15/2021 (B)	435	442
Royal Bank of Canada MTN
0.645%, 03/08/2016 (C)	300	300
0.510%, 01/06/2015 (C)	250	250
Royal Bank of Scotland Group
2.550%, 09/18/2015	55	56
Simon Property Group‡
6.750%, 05/15/2014	200	208
Standard Chartered
1.225%, 05/12/2014 (B) (C)	200	202
Svenska Handelsbanken
0.732%, 03/21/2016 (C)	350	351
Toronto-Dominion Bank MTN
0.577%, 07/14/2014 (C)	105	105
0.453%, 05/01/2015 (C)	250	250
Toyota Motor Credit
0.564%, 05/17/2016 (C)	100	100
UBS MTN
5.875%, 07/15/2016	250	280
Unitrin
6.000%, 05/15/2017	110	121

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Ventas Realty‡
3.125%, 11/30/2015	$150	$158
Volkswagen International Finance
1.625%, 08/12/2013 (B)	100	100
Wells Fargo
1.500%, 07/01/2015	300	304
0.906%, 04/23/2018 (C)	350	352
Westpac Banking
0.526%, 01/29/2015 (B) (C)	250	250

		16,744

Health Care — 0.2%
Alere
6.500%, 06/15/2020 (B)	1,200	1,206
Biomet
6.500%, 08/01/2020 (B)	375	395
Express Scripts Holding
2.750%, 11/21/2014	300	308
McKesson
0.950%, 12/04/2015	80	80
Sanofi
0.594%, 03/28/2014 (C)	75	75
UnitedHealth Group
0.398%, 08/28/2014 (C)	300	301
WellPoint
1.250%, 09/10/2015	41	41

		2,406

Industrials — 0.3%
Ardagh Packaging Finance
4.875%, 11/15/2022 (B)	1,000	998
Caterpillar
1.375%, 05/27/2014	100	101
Clean Harbors
5.250%, 08/01/2020	900	938
Danaher
1.300%, 06/23/2014	160	161
Packaging Dynamics
8.750%, 02/01/2016 (B)	600	628
Penske Truck Leasing
2.500%, 07/11/2014 (B)	15	15
Pentair Finance
1.350%, 12/01/2015	80	80
Precision Castparts
0.700%, 12/20/2015	80	80

		3,001

Information Technology — 0.4%
Brocade Communications Systems
4.625%, 01/15/2023 (B)	750	739
Hewlett-Packard
0.673%, 05/30/2014 (C)	175	175
iGATE
9.000%, 05/01/2016	1,315	1,414

60	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Western Union
2.375%, 12/10/2015	$30	$30
WEX
4.750%, 02/01/2023 (B)	1,000	997
Xerox
1.094%, 05/16/2014 (C)	160	160

		3,515

Materials — 0.5%
E.I. du Pont de Nemours
0.704%, 03/25/2014 (C)	70	70
FMG Resources
8.250%, 11/01/2019 (B)	1,000	1,055
6.875%, 02/01/2018 (B)	500	509
Hecla Mining
6.875%, 05/01/2021 (B)	965	934
Hexion US Finance
6.625%, 04/15/2020 (B)	1,818	1,890
Walter Energy
8.500%, 04/15/2021 (B)	250	251
Yara International
5.250%, 12/15/2014 (B)	100	106

		4,815

Telecommunication Services — 0.5%
AT&T
0.800%, 12/01/2015	150	150
0.660%, 02/12/2016 (C)	250	250
Cequel Communications Holdings I LLC
6.375%, 09/15/2020 (B)	875	915
Cincinnati Bell
8.750%, 03/15/2018	1,000	1,025
DIRECTV Holdings LLC
3.550%, 03/15/2015	300	313
Hughes Satellite Systems
6.500%, 06/15/2019	250	273
Intelsat Luxembourg
7.750%, 06/01/2021 (B)	650	683
NBCUniversal Enterprise
0.965%, 04/15/2018 (B) (C)	400	404
Softbank
4.500%, 04/15/2020 (B)	751	762

		4,775

Utilities — 0.0%
DTE Energy
0.987%, 06/03/2013 (C)	76	76
Georgia Power
1.300%, 09/15/2013	150	150

		226

Total Corporate Obligations (Cost $49,339) ($ Thousands)		49,646

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES — 2.7%

Automotive — 1.6%
Ally Auto Receivables Trust, Ser 2009-B, Cl A4
3.050%, 12/15/2014 (B)	$71	$71
Ally Auto Receivables Trust, Ser 2010-2, Cl A4
2.090%, 05/15/2015	84	85
Ally Auto Receivables Trust, Ser 2010-5, Cl B
2.450%, 06/15/2016 (B)	85	87
Ally Auto Receivables Trust, Ser 2011-1, Cl A4
2.230%, 03/15/2016	200	203
Ally Auto Receivables Trust, Ser 2011-5, Cl A3
0.990%, 11/16/2015	282	283
Ally Auto Receivables Trust, Ser 2012-1, Cl A2
0.710%, 09/15/2014	18	18
Ally Auto Receivables Trust, Ser 2012-4, Cl A3
0.590%, 01/17/2017	101	101
Ally Auto Receivables Trust, Ser 2012-SN1, Cl A4
0.700%, 12/21/2015	75	75
Ally Auto Receivables Trust, Ser 2013-1, Cl A3
0.630%, 05/15/2017	450	449
Ally Auto Receivables Trust, Ser 2013-SN1, Cl A3
0.720%, 05/20/2016	135	135
American Credit Acceptance Receivables Trust, Ser 2012-3, Cl A
1.640%, 11/15/2016 (B)	128	128
AmeriCredit Automobile Receivables Trust, Ser 2010-4, Cl B
1.990%, 10/08/2015	180	181
AmeriCredit Automobile Receivables Trust, Ser 2010-A, Cl A3
3.510%, 07/06/2017	43	44
AmeriCredit Automobile Receivables Trust, Ser 2011-3, Cl A3
1.170%, 01/08/2016	86	86
AmeriCredit Automobile Receivables Trust, Ser 2011-4, Cl A2
0.920%, 03/09/2015	7	7

SEI Institutional Investments Trust / Annual Report / May 31, 2013	61

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund(1) (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
AmeriCredit Automobile Receivables Trust, Ser 2012-5, Cl A3
0.620%, 06/08/2017	$125	$125
AmeriCredit Automobile Receivables Trust, Ser 2013-1, Cl A2
0.490%, 06/08/2016	390	390
AmeriCredit Automobile Receivables Trust, Ser 2013-2, Cl A3
0.650%, 12/08/2017	260	260
ARI Fleet Lease Trust, Ser 2012-A, Cl A
0.749%, 03/15/2020 (B) (C)	59	59
ARI Fleet Lease Trust, Ser 2013-A, Cl A2
0.700%, 12/15/2015 (B)	175	175
Avis Budget Rental Car Funding, Ser 2010-2A, Cl A
3.630%, 08/20/2014 (B)	50	50
Bank of America Auto Trust, Ser 2012-1, Cl A3
0.780%, 06/15/2016	50	50
BMW Vehicle Owner Trust, Ser 2011-A, Cl A3
0.760%, 08/25/2015	115	115
CarMax Auto Owner Trust, Ser 2009-2, Cl A4
2.820%, 12/15/2014	114	115
CarMax Auto Owner Trust, Ser 2011-3, Cl B
2.170%, 07/17/2017	150	154
CarMax Auto Owner Trust, Ser 2012-1, Cl A3
0.890%, 09/15/2016	45	45
CarMax Auto Owner Trust, Ser 2012-3, Cl A3
0.520%, 07/17/2017	75	75
CarMax Auto Owner Trust, Ser 2012-3, Cl C
1.500%, 08/15/2018	55	55
CarMax Auto Owner Trust, Ser 2013-1, Cl A2
0.420%, 03/15/2016	105	105
CFC LLC, Ser 2013-1A, Cl A
1.650%, 07/17/2017 (B)	60	60
Credit Acceptance Auto Loan Trust, Ser 2011-1, Cl A
2.610%, 03/15/2019 (B)	250	253
Credit Acceptance Auto Loan Trust, Ser 2012-1A, Cl A
2.200%, 09/16/2019 (B)	460	466

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Enterprise Fleet Financing LLC, Ser 2012-1, Cl A2
1.140%, 11/20/2017 (B)	$239	$240
Enterprise Fleet Financing LLC, Ser 2012-2, Cl A2
0.720%, 04/20/2018 (B)	250	250
Enterprise Fleet Financing LLC, Ser 2013-1, Cl A2
0.680%, 09/20/2018 (B)	280	280
Fifth Third Auto Trust, Ser 2013-A, Cl A2
0.450%, 01/15/2016	305	305
First Investors Auto Owner Trust, Ser 2013-1A, Cl A2
0.900%, 10/15/2018 (B)	145	145
Ford Credit Auto Lease Trust, Ser 2011-B, Cl A4
1.420%, 01/15/2015	150	151
Ford Credit Auto Lease Trust, Ser 2012-B, Cl A2
0.540%, 11/15/2014	100	100
Ford Credit Auto Lease Trust, Ser 2013-A, Cl A2
0.460%, 05/15/2015	360	360
Ford Credit Auto Owner Trust, Ser 2009-D, Cl A4
2.980%, 08/15/2014	22	22
Ford Credit Auto Owner Trust, Ser 2011-B, Cl A3
0.840%, 06/15/2015	61	61
Ford Credit Auto Owner Trust, Ser 2012-A, Cl B
1.880%, 08/15/2017	175	179
Ford Credit Auto Owner Trust, Ser 2013-A, Cl A2
0.380%, 11/15/2015	150	150
Ford Credit Floorplan Master Owner Trust, Ser 2010-5, Cl A1
1.500%, 09/15/2015	200	201
Ford Credit Floorplan Master Owner Trust, Ser 2012-1, Cl A
0.669%, 01/15/2016 (C)	150	150
Ford Credit Floorplan Master Owner Trust, Ser 2012-2, Cl A
1.920%, 01/15/2019	175	179
Ford Credit Floorplan Master Owner Trust, Ser 2012-4, Cl A1
0.740%, 09/15/2016	125	125
Ford Credit Floorplan Master Owner Trust, Ser 2012-4, Cl A2
0.549%, 09/15/2016 (C)	120	120
Ford Credit Floorplan Master Owner Trust, Ser 2013-1, Cl A2
0.579%, 01/15/2018 (C)	195	195

62	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
GE Dealer Floorplan Master Note Trust, Ser 2012-1, Cl A
0.768%, 02/20/2017 (C)	$350	$352
GE Dealer Floorplan Master Note Trust, Ser 2012-3, Cl A
0.688%, 06/20/2017 (C)	115	116
Harley-Davidson Motorcycle Trust, Ser 2011-1, Cl A3
0.960%, 05/16/2016	133	134
Harley-Davidson Motorcycle Trust, Ser 2012-1, Cl A3
0.680%, 04/15/2017	175	175
Harley Davidson Motorcycle Trust, Ser 2013-1, Cl A3
0.650%, 07/16/2018	300	299
Hertz Vehicle Financing LLC, Ser 2011-1A, Cl A1
2.200%, 03/25/2016 (B)	150	153
Honda Auto Receivables Owner Trust, Ser 2011-2, Cl A3
0.940%, 03/18/2015	46	47
Honda Auto Receivables Owner Trust, Ser 2012-4, Cl A3
0.520%, 08/18/2016	110	110
Huntington Auto Trust, Ser 2012-2, Cl A3
0.510%, 04/17/2017	110	110
Hyundai Auto Lease Securitization Trust, Ser 2012-A, Cl A3
0.920%, 08/17/2015 (B)	350	351
Hyundai Auto Lease Securitization Trust, Ser 2012-A, Cl A4
1.050%, 04/17/2017 (B)	300	302
Hyundai Auto Receivables Trust, Ser 2011-A, Cl B
2.450%, 04/15/2016	70	72
Hyundai Auto Receivables Trust, Ser 2011-B, Cl B
2.270%, 02/15/2017	130	133
Hyundai Auto Receivables Trust, Ser 2012-B, Cl A3
0.620%, 09/15/2016	50	50
Hyundai Auto Receivables Trust, Ser 2012-C, Cl A3
0.530%, 04/17/2017	125	125
Hyundai Auto Receivables Trust, Ser 2013-A, Cl A2
0.400%, 12/15/2015	300	300
Mercedes-Benz Auto Lease Trust, Ser 2013-A, Cl A3
0.590%, 02/15/2016	290	290
Mercedes-Benz Auto Receivables Trust, Ser 2012-1, Cl A3
0.470%, 10/17/2016	260	260

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Mercedes-Benz Master Owner Trust, Ser 2012-BA, Cl A
0.469%, 11/15/2016 (B) (C)	$150	$150
MMCA Auto Owner Trust, Ser 2012-A, Cl A2
0.810%, 08/15/2014 (B)	22	22
Nissan Auto Lease Trust, Ser 2011-A, Cl A3
1.040%, 08/15/2014	116	116
Nissan Auto Lease Trust, Ser 2013-A, Cl A2A
0.450%, 09/15/2015	300	300
Nissan Auto Receivables Owner Trust, Ser 2011-B, Cl A3
0.950%, 02/16/2016	85	85
Nissan Auto Receivables Owner Trust, Ser 2012-B, Cl A3
0.460%, 10/17/2016	125	125
Nissan Auto Receivables Owner Trust, Ser 2013-A, Cl A2
0.370%, 09/15/2015	200	200
Nissan Auto Receivables Owner Trust, Ser 2013-A, Cl A3
0.500%, 05/15/2017	150	150
Nissan Master Owner Trust Receivables, Ser 2012-A, Cl A
0.669%, 05/15/2017 (C)	225	226
Porsche Innovative Lease Owner Trust, Ser 2011-1, Cl A4
1.260%, 11/20/2017 (B)	170	171
Porsche Innovative Lease Owner Trust, Ser 2012-1, Cl A3
0.540%, 12/21/2015 (B)	126	126
Prestige Auto Receivables Trust, Ser 2013-1A, Cl A2
1.090%, 02/15/2018 (B)	250	250
Santander Drive Auto Receivables Trust, Ser 2010-2, Cl C
3.890%, 07/17/2017	220	226
Santander Drive Auto Receivables Trust, Ser 2011-3, Cl B
2.500%, 12/15/2015	150	152
Santander Drive Auto Receivables Trust, Ser 2012-1, Cl A2
1.250%, 04/15/2015	29	29
Santander Drive Auto Receivables Trust, Ser 2012-3, Cl A2
0.830%, 04/15/2015	238	238
Santander Drive Auto Receivables Trust, Ser 2012-5, Cl A3
0.830%, 12/15/2016	128	128
Santander Drive Auto Receivables Trust, Ser 2013-1, Cl A2
0.480%, 02/16/2016	175	175

SEI Institutional Investments Trust / Annual Report / May 31, 2013	63

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund(1) (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Santander Drive Auto Receivables Trust, Ser 2013-2, Cl A3
0.700%, 09/15/2017	$350	$350
SNAAC Auto Receivables Trust, Ser 2013-1A
1.140%, 07/16/2018 (B)	155	155
Toyota Auto Receivables Owner Trust, Ser 2012-A, Cl A3
0.750%, 02/16/2016	100	100
Toyota Auto Receivables Owner Trust, Ser 2012-B, Cl A3
0.460%, 07/15/2016	300	300
Toyota Auto Receivables Owner Trust, Ser 2013-A, Cl A3
0.550%, 01/17/2017	70	70
Volkswagen Auto Lease Trust, Ser 2012-A, Cl A3
0.870%, 07/20/2015	65	65
Volkswagen Auto Loan Enhanced Trust, Ser 2011-1, Cl A4
1.980%, 09/20/2017	190	194
Volkswagen Auto Loan Enhanced Trust, Ser 2012-1, Cl A2
0.610%, 10/20/2014	9	9
Volkswagen Auto Loan Enhanced Trust, Ser 2013-1, Cl A2
0.370%, 01/20/2016	230	230
World Omni Auto Receivables Trust, Ser 2012-A, Cl A3
0.640%, 02/15/2017	41	41
World Omni Automobile Lease Securitization Trust, Ser 2011-A, Cl A4
1.780%, 09/15/2016	135	136
World Omni Automobile Lease Securitization Trust, Ser 2012-A, Cl A3
0.930%, 11/16/2015	20	20
World Omni Master Owner Trust, Ser 2013-1, Cl A
0.549%, 02/15/2018 (B) (C)	105	105

		15,741

Credit Cards — 0.3%
American Express Credit Account Master Trust, Ser 2007-2, Cl B
0.379%, 09/15/2016 (C)	245	245
American Express Credit Account Master Trust, Ser 2012-2, Cl B
0.990%, 03/15/2018	100	100
Capital One Multi-Asset Execution Trust, Ser 2013-A2, Cl A2
0.379%, 02/15/2019 (C)	325	325

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Chase Issuance Trust, Ser 2012-A5, Cl A5
0.590%, 08/15/2017	$225	$225
Citibank Omni Master Trust, Ser 2009-A13, Cl A13
5.350%, 08/15/2018 (B)	250	264
Citibank Omni Master Trust, Ser 2009-A14A, Cl A14
2.949%, 08/15/2018 (B) (C)	300	309
Discover Card Execution Note Trust, Ser 2013-A3, Cl A3
0.378%, 10/15/2018 (C)	325	325
Dryrock Issuance Trust, Ser 2012-2, Cl A
0.640%, 08/15/2018	350	349
GE Capital Credit Card Master Note Trust, Ser 2012-5, Cl A
0.950%, 06/15/2018	120	120
Golden Credit Card Trust, Ser 2012-5A, Cl A
0.790%, 09/15/2017 (B)	125	125
Gracechurch Card Funding, Ser 2012-1A, Cl A1
0.899%, 02/15/2017 (B) (C)	250	252
Gracechurch Card Funding, Ser 2012-4A, Cl A
0.899%, 06/15/2017 (B) (C)	250	252

		2,891

Other Asset-Backed Securities — 0.8%
Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
0.533%, 01/25/2035 (C)	171	168
Ally Master Owner Trust, Ser 2011-3, Cl A1
0.829%, 05/15/2016 (C)	340	341
Ally Master Owner Trust, Ser 2011-3, Cl A2
1.810%, 05/15/2016	250	253
Ally Master Owner Trust, Ser 2012-3, Cl A2
1.210%, 06/15/2017	110	111
Ally Master Owner Trust, Ser 2013-1, Cl A1
0.649%, 02/15/2018 (C)	125	125
Ally Master Owner Trust, Ser 2013-2, Cl A
0.649%, 04/15/2018 (C)	400	400
Apidos CLO XII, Ser 2013-12A
1.373%, 04/15/2025 (B) (C)	500	500
Babson CLO, Ser 2013-IA, Cl A
1.312%, 04/20/2025 (B) (C)	350	350
CIFC Funding, Ser 2013-1A, Cl A1
1.432%, 04/16/2025 (B) (C)	265	265

64	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
CNH Equipment Trust, Ser 2010-C, Cl A3
1.170%, 05/15/2015	$119	$119
CNH Equipment Trust, Ser 2011-C, Cl A3
1.190%, 12/15/2016	245	246
CNH Equipment Trust, Ser 2012-A, Cl A3
0.940%, 05/15/2017	536	538
CNH Equipment Trust, Ser 2012-B, Cl A3
0.860%, 09/15/2017	55	55
CNH Equipment Trust, Ser 2012-C, Cl A3
0.570%, 12/15/2017	70	70
CNH Equipment Trust, Ser 2013-A, Cl A2
0.440%, 07/15/2016	195	195
GE Equipment Midticket LLC, Ser 2011-1, Cl A3
1.000%, 08/24/2015	302	303
GE Equipment Midticket LLC, Ser 2012-1, Cl A3
0.600%, 05/23/2016	70	70
GE Equipment Small Ticket LLC, Ser 2012-1A, Cl A2
0.850%, 11/21/2014 (B)	131	131
GE Equipment Transportation LLC, Ser 2012-1, Cl A3
0.990%, 11/23/2015	321	322
GE Equipment Transportation LLC, Ser 2012-2, Cl A2
0.470%, 04/24/2015	250	250
GE Equipment Transportation LLC, Ser 2012-2, Cl A3
0.620%, 07/25/2016	335	335
HLSS Servicer Advance Receivables Backed Notes, Ser 2012-T2, Cl A2
1.990%, 10/15/2045 (B)	185	189
HLSS Servicer Advance Receivables Backed Notes, Ser 2013-T1, Cl A1
0.898%, 01/15/2044 (B)	495	495
HLSS Servicer Advance Receivables Backed Notes, Ser 2013-T1, Cl A2
1.495%, 01/16/2046 (B)	101	102
HLSS Servicer Advance Receivables Backed Notes, Ser 2013-T2, Cl A2
1.147%, 05/16/2044 (B)	105	105
John Deere Owner Trust 2013, Ser 2013-A, Cl A3
0.600%, 03/15/2017	450	449

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
John Deere Owner Trust, Ser 2012-B, Cl A3
0.530%, 07/15/2016	$160	$160
MMAF Equipment Finance LLC, Ser 2012-AA, Cl A2
0.840%, 01/12/2015 (B)	158	158
Octagon Investment Partners XVI, Ser 2013-1A, Cl A
1.425%, 07/17/2025 (B) (C)	300	300
OHA Credit Partners VIII, Ser 2013-8A, Cl A
1.395%, 04/20/2025 (B) (C)	200	199
OHA Intrepid Leveraged Loan Fund, Ser 2013-1AR, Cl AR
1.196%, 04/20/2021 (B) (C)	350	350
SLM Student Loan Trust, Ser 2011-B, Cl A1
1.049%, 12/16/2024 (B) (C)	80	81
Volvo Financial Equipment LLC, Ser 2013-1A
0.740%, 03/15/2017 (B)	290	290

		8,025

Total Asset-Backed Securities (Cost $26,671) ($ Thousands)		26,657

MORTGAGE-BACKED SECURITIES — 1.4%

Agency Mortgage-Backed Obligations — 0.8%
FHLMC TBA
2.500%, 06/15/2027	500	510
FNMA
6.000%, 09/01/2039 to 04/01/2040	282	307
FNMA TBA
3.500%, 06/01/2042	450	466
3.000%, 06/25/2027	2,700	2,809
2.500%, 06/25/2027	2,300	2,347
NCUA Guaranteed Notes CMO, Ser 2010-R1, Cl 1A
0.653%, 10/07/2020 (C)	228	229
NCUA Guaranteed Notes CMO, Ser 2010-R3, Cl 2A
0.758%, 12/08/2020 (C)	601	608
NCUA Guaranteed Notes CMO, Ser 2011-R1, Cl 1A
0.648%, 01/08/2020 (C)	368	369
NCUA Guaranteed Notes CMO, Ser 2011-R2, Cl 1A
0.600%, 02/06/2020 (C)	589	592
NCUA Guaranteed Notes CMO, Ser 2011-R6, Cl 1A
0.583%, 05/07/2020 (C)	34	34

		8,271

SEI Institutional Investments Trust / Annual Report / May 31, 2013	65

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund(1) (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Non-Agency Mortgage-Backed Obligations — 0.6%
Banc of America Funding, Ser 2005-F, Cl 4A1
3.076%, 09/20/2035 (C)	$297	$254
Banc of America Funding, Ser 2006-D, Cl 3A1
3.017%, 05/20/2036 (C)	220	197
Banc of America Mortgage Securities, Ser 2005-A, Cl 2A1
2.945%, 02/25/2035 (C)	120	119
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW10, Cl A4
5.405%, 12/11/2040 (C)	200	218
Citigroup Commercial Mortgage Trust, Ser 2012-GC8, Cl A1
0.685%, 09/10/2045	97	97
Commercial Mortgage Pass-Through Certificates, Ser 2006-FL12, Cl A2
0.299%, 12/15/2020 (B) (C)	3	3
Commercial Mortgage Pass-Through Certificates, Ser 2010-C1, Cl A1
3.156%, 07/10/2046 (B)	204	213
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR1, Cl A1
1.116%, 05/15/2045	184	185
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR4, Cl A1
0.704%, 10/15/2045	96	96
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR5, Cl A1
0.673%, 12/10/2045	112	111
Commercial Mortgage Pass-Through Certificates, Ser CR2, Cl A1
0.824%, 08/15/2045	73	73
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl A1
3.742%, 11/10/2046 (B)	119	127
GS Mortgage Securities II, Ser 2004-GG2, Cl A5
5.279%, 08/10/2038 (C)	41	41
GS Mortgage Securities II, Ser 2010-C2, Cl A1
3.849%, 12/10/2043 (B)	117	126
GS Mortgage Securities II, Ser 2012-GCJ9, Cl A1
0.662%, 11/10/2045	68	68

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
JPMorgan Chase Commercial Mortgage Securities, Ser 2010-C1, Cl A1
3.853%, 06/15/2043 (B)	$117	$123
JPMorgan Chase Commercial Mortgage Securities, Ser 2010-C2, Cl A1
2.749%, 11/15/2043 (B)	187	194
JPMorgan Chase Commercial Mortgage Securities, Ser 2011-C4, Cl A1
1.525%, 07/15/2046 (B)	60	60
JPMorgan Chase Commercial Mortgage Securities, Ser 2011-C5, Cl A1
1.600%, 08/15/2046	106	107
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-LC9, Cl A1
0.670%, 12/15/2047	61	61
JPMorgan Chase Commercial Mortgage Securities, Ser C8, Cl A1
0.705%, 10/15/2045	50	50
JPMorgan Chase Commercial Mortgage Securities, Ser LDP4, Cl A3A2
4.903%, 10/15/2042	101	102
JPMorgan Mortgage Trust,
Ser 2007-A4, Cl 1A1
2.887%, 06/25/2037 (C)	179	147
Master Adjustable Rate Mortgages Trust, Ser 2005-6, Cl 5A1
2.785%, 07/25/2035 (C)	234	207
Morgan Stanley Capital I, Ser 2004-IQ8, Cl A5
5.110%, 06/15/2040 (C)	86	89
Morgan Stanley Re-REMIC Trust, Ser 2012-IO, Cl AXA
1.000%, 03/27/2051	127	125
Springleaf Mortgage Loan Trust, Ser 2013-1A, Cl A
1.270%, 06/25/2058 (B) (C)	224	225
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl A1
0.726%, 08/10/2049	110	110
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4
0.673%, 12/10/2045	80	79
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C5
0.779%, 03/10/2046	263	262

66	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Wachovia Bank Commercial Mortgage Trust, Ser 2003-C9, Cl A4
5.012%, 12/15/2035 (C)	$135	$136
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C18, Cl A4
4.935%, 04/15/2042	145	154
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C21, Cl A4
5.239%, 10/15/2044 (C)	131	141
Wachovia Bank Commercial Mortgage Trust, Ser C22
5.290%, 12/15/2044 (C)	225	245
Washington Mutual Mortgage Pass-Through Certificate, Ser 2005-AR14, Cl 1A4
2.521%, 12/25/2035 (C)	239	223
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl A1
0.687%, 10/15/2045	112	112
WFRBS Commercial Mortgage Trust, Ser 2011-C3, Cl A1
1.988%, 03/15/2044 (B)	67	68
WFRBS Commercial Mortgage Trust, Ser 2012-C6, Cl A1
1.081%, 04/15/2045	391	393
WFRBS Commercial Mortgage Trust, Ser C9, Cl A1
0.673%, 11/15/2045	113	113

		5,454

Total Mortgage-Backed Securities (Cost $13,983) ($ Thousands)		13,725

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.8%
FHLB
4.875%, 12/13/2013	400	410
0.300%, 12/12/2013	750	751
0.140%, 05/20/2014	400	400
FHLMC
1.000%, 08/20/2014 to 10/13/2015	4,000	4,031
0.450%, 01/09/2014	500	501
FNMA
0.750%, 12/18/2013	550	552
0.550%, 02/27/2015	1,000	1,002
NCUA Guaranteed Notes
0.219%, 06/12/2013 (C)	260	260

Total U.S. Government Agency Obligations (Cost $7,908) ($ Thousands)		7,907

Description	Face Amount ($ Thousands)/ Shares	Market Value ($ Thousands)

MUNICIPAL BONDS — 0.1%
Florida State, Hurricane Catastrophe Fund Finance, Ser A, RB
1.298%, 07/01/2016	$345	$345
New Jersey State, Economic Development Authority, Ser 00, RB
1.059%, 03/01/2016	285	284
New Jersey State, Turnpike Authority, Ser B, RB, AMBAC
4.252%, 01/01/2016	150	154
North Carolina State, Eastern Municipal Power Agency, Ser C, RB
4.430%, 01/01/2014	150	153
Oregon State, School Boards Association, Ser A, GO, NATL-RE FGIC
0.000%, 06/30/2015	125	123

Total Municipal Bonds (Cost $1,060) ($ Thousands)		1,059

AFFILIATED PARTNERSHIP — 62.1%
SEI LIBOR Plus Portfolio†**	81,400,036	619,454

Total Affiliated Partnership (Cost $623,484) ($ Thousands)		619,454

CASH EQUIVALENT — 6.9%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.010%*†	68,421,403	68,421

Total Cash Equivalent (Cost $68,421) ($ Thousands)		68,421

Total Investments — 101.3% (Cost $1,011,912) ($ Thousands)		$1,009,292

A list of the open futures contracts held by the Fund at May 31, 2013, is as follows:

Type of Contracts	Number of Contract Short	Expiration Date	Unrealized Appreciation ($ Thousands)
U.S. 10-Year Treasury Note	(27)	Sep-2013	$2
U.S. 2-Year Treasury Note	(12)	Sep-2013	1
U.S. 5-Year Treasury Note	(5)	Oct-2013	—
U.S. Long Treasury Bond	(1)	Sep-2013	—

			$3

For the year ended May 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $996,522 ($ Thousands).

*	The rate reported is the 7-day effective yield as of May 31, 2013.

†	Investment in Affiliated security (see Note 5).

‡	Real Estate Investment Trust.

(1)	Effective January 1, 2013 the SIIT Enhanced Libor Opportunities Fund was renamed the SIIT Opportunistic Income Fund.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	67

SCHEDULE OF INVESTMENTS

Opportunistic Income Fund(1) (Concluded)

May 31, 2013

(A)	Unsettled bank loan. Interest rate not available.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(C)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2013. The date reported on the Schedule of Investments is the final maturity date.

**	The Fund’s investment in the SEI LIBOR Plus Portfolio, a portfolio of the SEI Alpha Strategy Portfolios, LP represents greater than 50% of the Fund’s total investments. The SEI LIBOR Plus Portfolio seeks to maximize total return consistent with the preservation of capital and prudent investment management. For further financial information, available upon request at no charge, on the SEI LIBOR Plus Portfolio please go to the Securities Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

AMBAC — American Municipal Bond Assurance Corporation

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

FGIC — Federal Guaranty Company

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GO — General Obligation

LIBOR — London Interbank Offered Rate

L.P. — Limited Partnership

LLC — Limited Liability Company

Ltd. — Limited

MTN — Medium Term Note

NATL-RE — National Public Finance Guarantee Corporation

NCUA — National Credit Union Association

PIK — Payment-in-Kind

PLC — Public Limited Company

RB — Revenue Bond

Re-REMIC — Resecuritization of Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

Amounts designated as “—” are $O or have been rounded to $O.

The following is a list of the inputs used as of May 31, 2013, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Loan Participations	$—	$222,423	$—	$222,423
Corporate Obligations	—	49,646	—	49,646
Asset-Backed Securities	—	26,657	—	26,657
Mortgage-Backed Securities	—	13,725	—	13,725
U.S. Government Agency Obligations	—	7,907	—	7,907
Municipal Bonds	—	1,059	—	1,059
Affiliated Partnership	619,454	—	—	619,454
Cash Equivalent	68,421	—	—	68,421

Total Investments in Securities	$687,875	$321,417	$—	$1,009,292

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$3	$—	$—	$3

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

68	SEI Institutional Investments Trust / Annual Report / May 31, 2013

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 42.4%

Agency Mortgage-Backed Obligations — 34.8%
FHLMC
11.000%, 02/17/2021	$671	$695
10.000%, 03/17/2026 to 10/01/2030	1,958	2,218
8.000%, 06/01/2030	4	5
7.500%, 08/01/2030 to 09/01/2038	1,576	1,874
7.000%, 11/01/2015 to 03/01/2039	796	925
6.500%, 06/01/2017 to 09/01/2039	7,750	8,695
6.000%, 04/01/2017 to 08/01/2038	15,215	16,629
5.625%, 11/23/2035	1,581	1,735
5.500%, 12/01/2013 to 01/01/2039	43,698	47,412
5.000%, 02/01/2019 to 04/01/2042	44,033	48,165
4.500%, 07/01/2026 to 11/01/2042	18,836	20,442
4.000%, 10/01/2025 to 04/01/2043	63,636	68,411
3.500%, 12/01/2025 to 05/01/2043	38,968	40,637
3.000%, 07/01/2032 to 04/01/2043	20,978	21,013
2.234%, 10/01/2036 (A)	936	998
0.500%, 09/14/2015	8,600	8,594
0.100%, 12/18/2013	590	590
FHLMC ARM (A)
6.396%, 12/01/2036	102	109
6.378%, 02/01/2037	129	139

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
6.340%, 11/01/2037	$219	$238
6.133%, 09/01/2036	120	128
6.101%, 11/01/2036	298	317
6.012%, 04/01/2037	56	60
6.007%, 02/01/2037	160	171
5.769%, 04/01/2038	202	217
5.565%, 06/01/2037	377	407
5.542%, 05/01/2036	396	423
5.055%, 07/01/2036	411	445
4.989%, 01/01/2035	169	183
3.344%, 05/01/2036	414	441
3.287%, 05/01/2037	1,271	1,357
3.268%, 12/01/2036	250	268
3.152%, 03/01/2037	250	267
3.131%, 11/01/2036	394	419
3.069%, 11/01/2036	164	176
3.054%, 03/01/2037	484	517
2.981%, 04/01/2037	110	118
2.976%, 12/01/2036	479	511
2.968%, 04/01/2037	592	632
2.936%, 05/01/2037	316	339
2.914%, 05/01/2037	578	622
2.864%, 09/01/2036	782	838
2.851%, 09/01/2036	320	340
2.836%, 05/01/2037	168	178
2.815%, 05/01/2038	490	526
2.756%, 10/01/2036	1,365	1,469
2.727%, 01/01/2037	1,336	1,420
2.725%, 09/01/2036	3,722	3,995
2.723%, 12/01/2036	575	617
2.714%, 10/01/2036	140	150
2.674%, 05/01/2037	440	472
2.671%, 08/01/2037	1,295	1,388
2.640%, 11/01/2036	403	430
2.620%, 12/01/2036	793	847
2.610%, 02/01/2037	868	923
2.590%, 10/01/2036	702	747
2.554%, 10/01/2037	639	680
2.370%, 05/01/2036	311	333
2.258%, 04/01/2037	227	240
2.247%, 08/01/2036	1,058	1,125
2.222%, 07/01/2036	559	594
2.184%, 05/01/2037	204	216
2.183%, 08/01/2037	653	699
2.160%, 05/01/2037	2,348	2,476
2.125%, 08/01/2036	400	424
FHLMC CMO, Ser 1988-1, Cl Z
9.300%, 04/15/2019	10	11
FHLMC CMO, Ser 1991-1142, Cl IA
7.000%, 10/15/2021	210	236

SEI Institutional Investments Trust / Annual Report / May 31, 2013	69

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FHLMC CMO, Ser 1998-2075, Cl D
6.500%, 08/15/2028	$819	$930
FHLMC CMO, Ser 1999-2138, Cl KS, IO
7.501%, 02/15/2029 (A)	292	11
FHLMC CMO, Ser 1999-2174, Cl PN
6.000%, 07/15/2029	55	61
FHLMC CMO, Ser 2001-2293, Cl ZA
6.000%, 03/15/2031	815	914
FHLMC CMO, Ser 2001-2312, Cl Z
6.500%, 05/15/2031	569	648
FHLMC CMO, Ser 2001-2357, Cl ZJ
6.500%, 09/15/2031	110	120
FHLMC CMO, Ser 2002-2399, Cl XG
6.500%, 01/15/2032	189	216
FHLMC CMO, Ser 2002-2434, Cl ZA
6.500%, 04/15/2032	1,570	1,786
FHLMC CMO, Ser 2002-2456, Cl CJ
6.500%, 06/15/2032	357	395
FHLMC CMO, Ser 2002-2458, Cl ZM
6.500%, 06/15/2032	780	870
FHLMC CMO, Ser 2002-41, Cl 2A
6.976%, 07/25/2032 (A)	704	831
FHLMC CMO, Ser 2002-42, Cl A5
7.500%, 02/25/2042	919	1,089
FHLMC CMO, Ser 2002-48, Cl 1A
6.058%, 07/25/2033 (A)	52	60
FHLMC CMO, Ser 2003-2551, Cl NS
14.118%, 01/15/2033 (A)	352	402
FHLMC CMO, Ser 2003-2591, Cl QO
4.500%, 03/15/2018	503	530
FHLMC CMO, Ser 2003-2631, Cl SA
14.485%, 06/15/2033 (A)	266	305
FHLMC CMO, Ser 2003-2671, Cl S
14.393%, 09/15/2033 (A)	256	293
FHLMC CMO, Ser 2003-2684, Cl ZN
4.000%, 10/15/2033	628	671

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FHLMC CMO, Ser 2003-2725, Cl SC
8.769%, 11/15/2033 (A)	$160	$172
FHLMC CMO, Ser 2003-54, Cl 2A
6.500%, 02/25/2043	491	579
FHLMC CMO, Ser 2003-54, Cl 3A
7.000%, 02/25/2043	613	731
FHLMC CMO, Ser 2003-57, Cl 1A1
6.500%, 07/25/2043	552	625
FHLMC CMO, Ser 2003-57, Cl 1A2
7.000%, 07/25/2043	664	758
FHLMC CMO, Ser 2003-57, Cl 1A3
7.500%, 07/25/2043	560	654
FHLMC CMO, Ser 2003-58, Cl 4A
7.500%, 09/25/2043	737	861
FHLMC CMO, Ser 2004-2733, Cl ME
5.000%, 01/15/2034	909	1,000
FHLMC CMO, Ser 2004-2764, Cl UG
5.000%, 03/15/2034	1,500	1,688
FHLMC CMO, Ser 2004-2777, Cl KO, PO
0.000%, 02/15/2033	247	246
FHLMC CMO, Ser 2004-2778, Cl JD
5.000%, 12/15/2032	515	526
FHLMC CMO, Ser 2004-2835, Cl BO, PO
0.000%, 12/15/2028	129	128
FHLMC CMO, Ser 2004-2864, Cl NB
5.500%, 07/15/2033	2,000	2,222
FHLMC CMO, Ser 2004-59, Cl 1A3
7.500%, 10/25/2043	769	895
FHLMC CMO, Ser 2004-60, Cl 1A2
7.000%, 03/25/2044	582	654
FHLMC CMO, Ser 2004-60, Cl 1A3
7.500%, 03/25/2044	805	940
FHLMC CMO, Ser 2005-2929, Cl PE, PO
5.000%, 05/15/2033	470	476
FHLMC CMO, Ser 2005-2931, Cl DC
4.000%, 06/15/2018	26	26

70	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FHLMC CMO, Ser 2005-2945, Cl SA
11.935%, 03/15/2020 (A)	$1,164	$1,329
FHLMC CMO, Ser 2005-2950, Cl JO, PO
0.000%, 03/15/2020	159	158
FHLMC CMO, Ser 2005-2980, Cl QA
6.000%, 05/15/2035	395	443
FHLMC CMO, Ser 2005-2981, Cl FA
0.599%, 05/15/2035 (A)	431	433
FHLMC CMO, Ser 2005-2990, Cl LK
0.569%, 10/15/2034 (A)	585	587
FHLMC CMO, Ser 2005-3001, Cl HP
21.203%, 05/15/2035 (A)	105	148
FHLMC CMO, Ser 2005-3006, Cl QS
19.622%, 07/15/2035 (A)	533	738
FHLMC CMO, Ser 2005-3012, Cl GK
23.854%, 06/15/2035 (A)	121	177
FHLMC CMO, Ser 2005-3049, Cl XF
0.549%, 05/15/2033 (A)	505	508
FHLMC CMO, Ser 2005-3077, Cl TO, PO
0.000%, 04/15/2035	324	310
FHLMC CMO, Ser 2006-3100, Cl PO, PO
0.000%, 01/15/2036	621	566
FHLMC CMO, Ser 2006-3101, Cl UZ
6.000%, 01/15/2036	1,807	2,022
FHLMC CMO, Ser 2006-3102, Cl FB
0.499%, 01/15/2036 (A)	338	339
FHLMC CMO, Ser 2006-3137, Cl XP
6.000%, 04/15/2036	641	717
FHLMC CMO, Ser 2006-3151, Cl PO, PO
0.000%, 05/15/2036	275	264
FHLMC CMO, Ser 2006-3153, Cl EO, PO
0.000%, 05/15/2036	480	460
FHLMC CMO, Ser 2006-3164, Cl MG
6.000%, 06/15/2036	571	641
FHLMC CMO, Ser 2006-3189, Cl PC
6.000%, 08/15/2035	1,219	1,278

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FHLMC CMO, Ser 2006-3195, Cl PD
6.500%, 07/15/2036	$1,441	$1,617
FHLMC CMO, Ser 2006-3200, Cl AY
5.500%, 08/15/2036	690	755
FHLMC CMO, Ser 2006-3202, Cl HI, IO
6.451%, 08/15/2036 (A)	769	112
FHLMC CMO, Ser 2006-3217, Cl CX, IO
6.391%, 09/15/2036 (A)	444	54
FHLMC CMO, Ser 2007-3262, Cl SG, IO
6.201%, 01/15/2037 (A)	590	63
FHLMC CMO, Ser 2007-3316, Cl GD
5.500%, 06/15/2035	684	693
FHLMC CMO, Ser 2007-3316, Cl JO, PO
0.000%, 05/15/2037	97	89
FHLMC CMO, Ser 2007-3342, Cl VG
6.000%, 11/15/2023	821	839
FHLMC CMO, Ser 2007-3345, Cl FP
0.399%, 11/15/2036 (A)	83	83
FHLMC CMO, Ser 2007-3345, Cl PF
0.379%, 05/15/2036 (A)	91	91
FHLMC CMO, Ser 2007-3346, Cl FA
0.429%, 02/15/2019 (A)	5,100	5,105
FHLMC CMO, Ser 2007-3373, Cl TO, PO
0.000%, 04/15/2037	148	138
FHLMC CMO, Ser 2007-3383, Cl SA, IO
6.251%, 11/15/2037 (A)	527	83
FHLMC CMO, Ser 2007-3385, Cl SN, IO
5.801%, 11/15/2037 (A)	571	75
FHLMC CMO, Ser 2007-3387, Cl SA, IO
6.221%, 11/15/2037 (A)	499	69
FHLMC CMO, Ser 2007-76, Cl 2A
3.383%, 10/25/2037 (A)	1,125	1,130
FHLMC CMO, Ser 2008-3422, Cl SE
16.952%, 02/15/2038 (A)	119	156
FHLMC CMO, Ser 2008-3451, Cl SA, IO
5.851%, 05/15/2038 (A)	611	85

SEI Institutional Investments Trust / Annual Report / May 31, 2013	71

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FHLMC CMO, Ser 2008-3451, Cl SB, IO
5.831%, 05/15/2038 (A)	$3,214	$444
FHLMC CMO, Ser 2008-3455, Cl SE, IO
6.001%, 06/15/2038 (A)	2,098	342
FHLMC CMO, Ser 2008-3461, Cl LZ
6.000%, 06/15/2038	303	338
FHLMC CMO, Ser 2009-3510, Cl OD, PO
0.000%, 02/15/2037	513	487
FHLMC CMO, Ser 2009-3515, Cl PIM15, IO
5.500%, 07/15/2037	413	33
FHLMC CMO, Ser 2009-3523, Cl SD
19.115%, 06/15/2036 (A)	313	411
FHLMC CMO, Ser 2009-3529, Cl AG
6.500%, 04/15/2039	3,767	4,234
FHLMC CMO, Ser 2009-3546, Cl A
2.719%, 02/15/2039 (A)	239	243
FHLMC CMO, Ser 2009-3604, Cl PO, PO
0.000%, 05/15/2036	465	448
FHLMC CMO, Ser 2009-3607, Cl AO, PO
0.000%, 04/15/2036	477	444
FHLMC CMO, Ser 2009-3607, Cl BOPO, PO
0.000%, 04/15/2036	341	317
FHLMC CMO, Ser 2009-3607, Cl TO, PO
0.000%, 10/15/2039	523	494
FHLMC CMO, Ser 2009-3608, Cl SC, IO
6.051%, 12/15/2039 (A)	1,576	219
FHLMC CMO, Ser 2009-3611, Cl PO, PO
0.000%, 07/15/2034	293	276
FHLMC CMO, Ser 2010-3621, Cl BO, PO
0.000%, 01/15/2040	385	368
FHLMC CMO, Ser 2010-3621, Cl SB, IO
6.031%, 01/15/2040 (A)	501	68
FHLMC CMO, Ser 2010-3622, Cl WA
5.500%, 09/15/2039	3,181	3,616
FHLMC CMO, Ser 2010-3626, Cl MA
5.000%, 02/15/2030	5,995	6,181

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FHLMC CMO, Ser 2010-3632, Cl BS
16.836%, 02/15/2040 (A)	$400	$556
FHLMC CMO, Ser 2010-3659, Cl VE
5.000%, 03/15/2026	3,450	3,809
FHLMC CMO, Ser 2010-3664, Cl DA
4.000%, 11/15/2037	1,099	1,183
FHLMC CMO, Ser 2010-3680, Cl MA
4.500%, 07/15/2039	1,525	1,672
FHLMC CMO, Ser 2010-3688, Cl NI, IO
5.000%, 04/15/2032	1,787	234
FHLMC CMO, Ser 2010-3704, Cl CT
7.000%, 12/15/2036	2,011	2,409
FHLMC CMO, Ser 2010-3704, Cl DT
7.500%, 11/15/2036	639	738
FHLMC CMO, Ser 2010-3714, Cl IP, IO
5.000%, 08/15/2040	1,535	254
FHLMC CMO, Ser 2010-3739, Cl LI, IO
4.000%, 03/15/2034	1,760	113
FHLMC CMO, Ser 2010-3740, Cl SC, IO
5.801%, 10/15/2040 (A)	1,544	391
FHLMC CMO, Ser 2010-3756, Cl IP, IO
4.000%, 08/15/2035	1,159	45
FHLMC CMO, Ser 2010-3759, Cl HI, IO
4.000%, 08/15/2037	1,674	154
FHLMC CMO, Ser 2010-3760, Cl GI, IO
4.000%, 10/15/2037	1,084	104
FHLMC CMO, Ser 2011-3800, Cl AI, IO
4.000%, 11/15/2029	1,778	158
FHLMC CMO, Ser 2011-3802, Cl LS, IO
3.456%, 01/15/2040 (A)	2,340	130
FHLMC CMO, Ser 2011-3819, Cl ZQ
6.000%, 04/15/2036	1,138	1,254
FHLMC CMO, Ser 2011-3852, Cl QN
5.500%, 05/15/2041 (A)	615	645
FHLMC CMO, Ser 2011-3855, Cl HJ
3.000%, 02/15/2026	1,226	1,262

72	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FHLMC CMO, Ser 2011-3866, Cl SA, IO
5.751%, 05/15/2041 (A)	$3,328	$437
FHLMC CMO, Ser 2011-3895, Cl WA
5.704%, 10/15/2038 (A)	518	573
FHLMC CMO, Ser 2012-3997, Cl SK, IO
6.401%, 11/15/2041 (A)	2,695	609
FHLMC CMO, Ser 2012-4012, Cl FN
0.739%, 03/15/2042 (A)	1,829	1,849
FHLMC CMO, Ser 2012-4030, Cl HS, IO
6.411%, 04/15/2042 (A)	297	36
FHLMC CMO, Ser 2012-4048, Cl FB
0.642%, 10/15/2041 (A)	1,815	1,824
FHLMC CMO, Ser 2012-4048, Cl FJ
0.604%, 07/15/2037 (A)	1,638	1,634
FHLMC CMO, Ser 2012-4057, Cl BS, IO
5.851%, 09/15/2039 (A)	1,871	392
FHLMC CMO, Ser 2012-4057, Cl SA, IO
5.851%, 04/15/2039 (A)	3,796	765
FHLMC CMO, Ser 2012-4063, Cl S, IO
5.751%, 06/15/2042 (A)	563	141
FHLMC CMO, Ser 2012-4068, Cl DS, IO
5.801%, 06/15/2042 (A)	2,309	543
FHLMC CMO, Ser 2012-4068, Cl TS, IO
5.801%, 06/15/2042 (A)	3,832	942
FHLMC CMO, Ser 2012-4073, Cl SB, IO
5.801%, 07/15/2042 (A)	3,342	774
FHLMC CMO, Ser 2012-4092, Cl AI, IO
3.000%, 09/15/2031	3,910	471
FHLMC CMO, Ser 2012-4102, Cl MS, IO
6.401%, 09/15/2042 (A)	2,596	665
FHLMC CMO, Ser 2012-4114, Cl SC, IO
5.901%, 10/15/2042 (A)	1,343	361
FHLMC CMO, Ser 2012-4116, Cl AS, IO
5.951%, 10/15/2042 (A)	1,247	315
FHLMC CMO, Ser 2012-4119, Cl IN, IO
3.500%, 10/15/2032	1,562	304

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FHLMC CMO, Ser 2012-4120, Cl SV, IO
5.951%, 10/15/2042 (A)	$1,655	$362
FHLMC CMO, Ser 2012-4136, Cl SG
5.951%, 11/15/2042 (A)	1,864	483
FHLMC GNMA CMO, Ser 1993-21, Cl L
6.250%, 10/25/2023	527	594
FHLMC Multifamily Structured Pass-Through Certificates CMO, Ser 2009-K003, Cl AAB
4.768%, 05/25/2018	2,824	3,106
FHLMC Multifamily Structured Pass-Through Certificates CMO, Ser 2011-K010, Cl A1
3.320%, 07/25/2020	78	84
FHLMC Multifamily Structured Pass-Through Certificates CMO, Ser 2012-K020, Cl A2
2.373%, 05/25/2022	7,310	7,124
FHLMC Multifamily Structured Pass-Through Certificates CMO, Ser K006, Cl AX1, IO
1.046%, 01/25/2020 (A)	18,526	1,057
FHLMC Multifamily Structured Pass-Through Certificates CMO, Ser K007, Cl X1, IO
1.224%, 04/25/2020 (A)	12,957	825
FHLMC Multifamily Structured Pass-Through Certificates CMO, Ser K008, Cl X1, IO
1.671%, 06/25/2020 (A)	10,981	983
FHLMC Multifamily Structured Pass-Through Certificates CMO, Ser K009, Cl X1, IO
1.501%, 08/25/2020 (A)	6,216	488
FHLMC Multifamily Structured Pass-Through Certificates CMO, Ser K015, Cl X1, IO
1.672%, 07/25/2021 (A)	6,891	749
FHLMC Multifamily Structured Pass-Through Certificates CMO, Ser K016, Cl X1, IO
1.737%, 10/25/2021 (A)	2,278	240
FHLMC Multifamily Structured Pass-Through Certificates CMO, Ser K017, Cl X1, IO
1.601%, 12/25/2021 (A)	3,579	344
FHLMC Multifamily Structured Pass-Through Certificates CMO, Ser K021, Cl X1, IO
1.514%, 06/25/2022 (A)	5,955	629

SEI Institutional Investments Trust / Annual Report / May 31, 2013	73

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FHLMC Multifamily Structured Pass-Through Certificates CMO, Ser K024, Cl X1, IO
0.905%, 09/25/2022 (A)	$3,194	$210
FHLMC Multifamily Structured Pass-Through Certificates CMO, Ser K702, Cl X1, IO
1.552%, 02/25/2018 (A)	27,869	1,776
FHLMC Multifamily Structured Pass-Through Certificates CMO, Ser K703, Cl X1, IO
2.088%, 05/25/2018 (A)	8,634	781
FHLMC Reference REMIC CMO, Ser 2006-R007, Cl ZA
6.000%, 05/15/2036	3,345	3,662
FHLMC STRIPS CMO, Ser 2006-239, Cl S30, IO
7.501%, 08/15/2036 (A)	1,458	238
FHLMC STRIPS CMO, Ser 2010-3747, Cl HI, IO
4.500%, 07/15/2037	3,254	246
FHLMC STRIPS CMO, Ser 2012-262, Cl 35
3.500%, 07/15/2042	3,390	3,438
FHLMC STRIPS CMO, Ser 2012-267, Cl F5
0.699%, 08/15/2042 (A)	2,899	2,943
FHLMC TBA
3.500%, 07/15/2041 to 06/01/2042	34,600	35,659
3.000%, 06/15/2043 to 07/25/2043	34,515	34,490
2.500%, 06/15/2027 to 06/15/2028	27,830	28,359
FNMA
8.000%, 04/01/2015 to 11/01/2037	632	728
7.500%, 06/01/2030 to 04/01/2039	2,126	2,497
7.000%, 12/01/2015 to 02/01/2039	6,285	7,330
6.500%, 05/01/2017 to 07/01/2039	14,555	16,497
6.000%, 06/01/2016 to 11/01/2048	56,133	61,741
5.500%, 04/01/2014 to 04/01/2040	65,235	71,309
5.000%, 02/01/2020 to 05/01/2042	155,323	170,103
4.762%, 02/01/2020	736	843
4.672%, 07/01/2020	746	854
4.640%, 01/01/2021	975	1,116
4.540%, 01/01/2020	1,436	1,633
4.530%, 12/01/2019	3,901	4,497

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
4.500%, 07/01/2020 to 12/01/2042	$42,617	$45,902
4.399%, 02/01/2020	6,000	6,804
4.390%, 05/01/2021	1,000	1,133
4.369%, 02/01/2020	1,926	2,180
4.368%, 04/01/2020	2,166	2,454
4.340%, 06/01/2021	1,000	1,131
4.338%, 11/01/2021	6,074	6,884
4.317%, 07/01/2021	1,270	1,439
4.303%, 07/01/2021	5,765	6,532
4.300%, 04/01/2021	1,199	1,352
4.260%, 07/01/2021	1,000	1,126
4.250%, 04/01/2021	3,000	3,375
4.240%, 06/01/2021	1,000	1,124
4.120%, 04/01/2020	1,155	1,288
4.066%, 07/01/2020	2,471	2,759
4.060%, 07/01/2021	1,000	1,113
4.050%, 01/01/2021	1,430	1,590
4.000%, 04/01/2019 to 12/01/2042	65,842	70,448
3.975%, 11/01/2020	791	879
3.940%, 07/01/2021	1,500	1,657
3.930%, 01/01/2021	1,000	1,105
3.820%, 06/01/2017	1,909	2,073
3.800%, 03/01/2018	1,938	2,124
3.770%, 09/01/2021	3,000	3,286
3.740%, 07/01/2020	1,370	1,496
3.632%, 12/01/2020	4,044	4,388
3.630%, 01/01/2018	2,000	2,176
3.590%, 12/01/2020	962	1,041
3.583%, 09/01/2020	6,832	7,423
3.520%, 01/01/2018	2,943	3,194
3.505%, 09/01/2020	4,788	5,166
3.500%, 01/01/2026 to 06/25/2043	144,156	149,805
3.430%, 10/01/2020	1,929	2,070
3.380%, 01/01/2018	1,500	1,623
3.290%, 10/01/2020	1,000	1,066
3.230%, 11/01/2020	1,488	1,580
3.030%, 12/01/2021	1,466	1,530
3.000%, 03/01/2027 to 05/01/2043	98,980	99,844
2.970%, 11/01/2018	1,437	1,525
2.940%, 05/01/2022	984	1,018
2.790%, 07/01/2022	1,000	1,023
2.690%, 10/01/2017	1,485	1,564
2.670%, 07/01/2022	985	999
2.646%, 10/01/2022	8,397	8,647
2.600%, 06/01/2022	982	993
2.500%, 10/01/2022 to 10/01/2042	16,996	17,160
2.470%, 09/01/2022	1,482	1,479
2.400%, 12/01/2022 to 02/01/2023	3,700	3,658

74	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
2.390%, 12/01/2022	$1,750	$1,730
2.380%, 12/01/2022	2,000	1,960
2.370%, 07/01/2019 to 11/01/2022	2,000	2,026
2.340%, 12/01/2022 to 01/01/2023	4,430	4,350
2.320%, 12/01/2022	1,488	1,465
2.280%, 11/01/2022	1,983	1,947
2.210%, 12/01/2022	3,658	3,570
2.200%, 07/01/2019	2,467	2,537
2.190%, 12/01/2022	1,985	1,935
2.100%, 06/01/2019	1,000	1,025
2.030%, 08/01/2019	2,030	2,058
2.000%, 12/01/2020	1,500	1,472
1.940%, 07/01/2019	1,000	1,012
1.690%, 12/01/2019	2,000	1,980
1.580%, 01/01/2020	1,986	1,954
1.470%, 12/01/2019	1,487	1,453
1.400%, 07/01/2017	2,500	2,526
FNMA ARM (A)
6.200%, 08/01/2036	174	189
6.171%, 09/01/2036	479	517
5.841%, 03/01/2037	2,325	2,519
5.779%, 05/01/2037	90	96
5.771%, 06/01/2036	25	26
5.409%, 01/01/2023	325	356
5.211%, 12/01/2035	177	190
3.926%, 09/01/2037	400	430
3.192%, 10/01/2036	1,396	1,492
3.187%, 10/01/2036	212	226
3.175%, 11/01/2036	375	401
3.123%, 09/01/2037	14	15
2.944%, 05/01/2036	199	212
2.943%, 06/01/2036	824	885
2.911%, 08/01/2036	336	359
2.896%, 11/01/2036	549	591
2.884%, 07/01/2037	210	223
2.877%, 07/01/2036	444	473
2.847%, 07/01/2037	644	689
2.825%, 06/01/2036	771	826
2.816%, 12/01/2036	780	840
2.779%, 06/01/2036	395	422
2.752%, 09/01/2036	232	247
2.679%, 10/01/2036	328	352
2.666%, 05/01/2032	2	2
2.636%, 04/01/2037	562	598
2.562%, 11/01/2037	542	580
2.537%, 02/01/2037	639	678
2.304%, 11/01/2037	295	313
2.128%, 05/01/2037	1,631	1,719
2.027%, 01/01/2037	519	549
1.955%, 02/01/2037	364	382
1.917%, 09/01/2036	286	301
1.836%, 07/01/2037	257	274
0.944%, 01/01/2019	491	493

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
0.644%, 09/01/2022	$1,170	$1,174
0.594%, 10/01/2022 to 01/01/2023	4,241	4,250
0.564%, 01/01/2023	993	997
0.554%, 01/01/2023	1,986	1,994
0.544%, 01/01/2023	4,500	4,514
0.494%, 11/01/2022	1,978	1,983
0.474%, 11/01/2022	1,000	1,002
FNMA CMO, Ser 1991-113, Cl ZE
7.500%, 09/25/2021	165	187
FNMA CMO, Ser 1992-143, Cl M
8.000%, 09/25/2022	465	530
FNMA CMO, Ser 1992-41, Cl MA
8.000%, 08/25/2022	559	633
FNMA CMO, Ser 1992-69, Cl Z
8.000%, 05/25/2022	393	456
FNMA CMO, Ser 1992-96, Cl B, PO
0.000%, 05/25/2022	—	—
FNMA CMO, Ser 1993-149, Cl SH
11.500%, 08/25/2023 (A)	166	193
FNMA CMO, Ser 1993-75, Cl ZQ
6.500%, 05/25/2023	783	866
FNMA CMO, Ser 1993-99, Cl Z
7.000%, 07/25/2023	804	898
FNMA CMO, Ser 1994-31, Cl ZC
6.500%, 02/25/2024	619	694
FNMA CMO, Ser 1994-63, Cl PK
7.000%, 04/25/2024	579	659
FNMA CMO, Ser 1997-32, Cl PG
6.500%, 04/25/2027	415	479
FNMA CMO, Ser 1999-11, Cl Z
5.500%, 03/25/2029	609	676
FNMA CMO, Ser 2000-18, Cl EC, PO
0.000%, 10/25/2023	176	168
FNMA CMO, Ser 2001-50, Cl BA
7.000%, 10/25/2041	543	632
FNMA CMO, Ser 2001-52, Cl YZ
6.500%, 10/25/2031	55	63
FNMA CMO, Ser 2001-71, Cl QE
6.000%, 12/25/2016	493	520
FNMA CMO, Ser 2001-79, Cl BA
7.000%, 03/25/2045	411	475
FNMA CMO, Ser 2002-10, Cl SB
18.736%, 03/25/2017 (A)	60	73
FNMA CMO, Ser 2002-33, Cl A2
7.500%, 06/25/2032	610	744
FNMA CMO, Ser 2002-81, Cl JO, PO
0.000%, 04/25/2032	7	7
FNMA CMO, Ser 2002-90, Cl A1
6.500%, 06/25/2042	694	811

SEI Institutional Investments Trust / Annual Report / May 31, 2013	75

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FNMA CMO, Ser 2002-95, Cl DB
6.000%, 01/25/2033	$2,533	$2,916
FNMA CMO, Ser 2003-124, Cl TS
9.800%, 01/25/2034 (A)	37	44
FNMA CMO, Ser 2003-129, Cl ME
5.000%, 08/25/2023	698	740
FNMA CMO, Ser 2003-131, Cl SK
15.813%, 01/25/2034 (A)	384	509
FNMA CMO, Ser 2003-17, Cl EQ
5.500%, 03/25/2023	2,000	2,276
FNMA CMO, Ser 2003-23, Cl EQ
5.500%, 04/25/2023	2,000	2,285
FNMA CMO, Ser 2003-35, Cl EA, PO
0.000%, 05/25/2033	186	175
FNMA CMO, Ser 2003-42, Cl EP
4.000%, 11/25/2022	88	90
FNMA CMO, Ser 2003-49, Cl YD
5.500%, 06/25/2023	565	608
FNMA CMO, Ser 2003-56, Cl AZ
5.500%, 08/25/2031	178	179
FNMA CMO, Ser 2004-101, Cl HD
5.000%, 01/25/2020	2,500	2,694
FNMA CMO, Ser 2004-17, Cl H
5.500%, 04/25/2034	1,086	1,237
FNMA CMO, Ser 2004-46, Cl EP, PO
0.000%, 03/25/2034	441	432
FNMA CMO, Ser 2004-52, Cl NE
4.500%, 07/25/2033	208	215
FNMA CMO, Ser 2004-52, Cl PX, PO
0.000%, 09/25/2032	114	113
FNMA CMO, Ser 2004-61, Cl BO, PO
0.000%, 10/25/2032	248	246
FNMA CMO, Ser 2004-61, Cl FH
0.993%, 11/25/2032 (A)	826	836
FNMA CMO, Ser 2005-100, Cl BQ
5.500%, 11/25/2025	1,500	1,672
FNMA CMO, Ser 2005-106, Cl US
23.858%, 11/25/2035 (A)	734	1,102
FNMA CMO, Ser 2005-118, Cl PN
6.000%, 01/25/2032	294	297
FNMA CMO, Ser 2005-14, Cl BA
4.500%, 04/25/2019	81	81
FNMA CMO, Ser 2005-14, Cl BD
4.500%, 03/25/2020	1,250	1,326
FNMA CMO, Ser 2005-5, Cl PA
5.000%, 01/25/2035	898	978

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FNMA CMO, Ser 2005-64, Cl PL
5.500%, 07/25/2035	$1,061	$1,194
FNMA CMO, Ser 2005-72, Cl SB
16.392%, 08/25/2035 (A)	315	400
FNMA CMO, Ser 2005-74, Cl CS
19.488%, 05/25/2035 (A)	393	540
FNMA CMO, Ser 2005-74, Cl SK
19.598%, 05/25/2035 (A)	301	414
FNMA CMO, Ser 2005-90, Cl ES
16.392%, 10/25/2035 (A)	275	364
FNMA CMO, Ser 2005-90, Cl PO, PO
0.000%, 09/25/2035	215	194
FNMA CMO, Ser 2005-97, Cl HC
5.000%, 02/25/2032	589	594
FNMA CMO, Ser 2006-104, Cl IC, IO
6.407%, 11/25/2036 (A)	1,564	343
FNMA CMO, Ser 2006-117, Cl GS, IO
6.457%, 12/25/2036 (A)	395	67
FNMA CMO, Ser 2006-118, Cl A2
0.273%, 12/25/2036 (A)	691	653
FNMA CMO, Ser 2006-125, Cl SM, IO
7.007%, 01/25/2037 (A)	2,416	466
FNMA CMO, Ser 2006-15, Cl OP, PO
0.000%, 03/25/2036	330	311
FNMA CMO, Ser 2006-23, Cl FK
0.443%, 04/25/2036 (A)	367	367
FNMA CMO, Ser 2006-27, Cl OH, PO
0.000%, 04/25/2036	349	334
FNMA CMO, Ser 2006-3, Cl D0, PO
0.000%, 03/25/2036	404	384
FNMA CMO, Ser 2006-31, Cl PD
5.500%, 11/25/2034	239	245
FNMA CMO, Ser 2006-33, Cl LS
29.280%, 05/25/2036 (A)	263	404
FNMA CMO, Ser 2006-44, Cl FP
0.593%, 06/25/2036 (A)	373	375
FNMA CMO, Ser 2006-44, Cl P, PO
0.000%, 12/25/2033	176	166
FNMA CMO, Ser 2006-46, Cl SW
23.491%, 06/25/2036 (A)	268	382
FNMA CMO, Ser 2006-51, Cl SP, IO
6.457%, 03/25/2036 (A)	408	80
FNMA CMO, Ser 2006-56, Cl CA
6.000%, 07/25/2036	523	589
FNMA CMO, Ser 2006-56, Cl FC
0.483%, 07/25/2036 (A)	428	429

76	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FNMA CMO, Ser 2006-56, Cl PF
0.543%, 07/25/2036 (A)	$521	$524
FNMA CMO, Ser 2006-60, Cl DO, PO
0.000%, 04/25/2035	382	358
FNMA CMO, Ser 2006-60, Cl UO, PO
0.000%, 07/25/2036	745	676
FNMA CMO, Ser 2006-63, Cl ZH
6.500%, 07/25/2036	1,018	1,155
FNMA CMO, Ser 2006-78, Cl BZ
6.500%, 08/25/2036	665	735
FNMA CMO, Ser 2006-94, Cl GI, IO
6.457%, 10/25/2026 (A)	1,017	150
FNMA CMO, Ser 2007-100, Cl SM, IO
6.257%, 10/25/2037 (A)	1,413	162
FNMA CMO, Ser 2007-101, Cl A2
0.443%, 06/27/2036 (A)	1,394	1,382
FNMA CMO, Ser 2007-112, Cl SA, IO
6.257%, 12/25/2037 (A)	1,034	124
FNMA CMO, Ser 2007-114, Cl A6
0.393%, 10/27/2037 (A)	1,600	1,600
FNMA CMO, Ser 2007-116, Cl HI, IO
1.622%, 01/25/2038 (A)	1,310	97
FNMA CMO, Ser 2007-116, Cl PB
5.500%, 08/25/2035	4,093	4,602
FNMA CMO, Ser 2007-29, Cl SG
22.022%, 04/25/2037 (A)	251	348
FNMA CMO, Ser 2007-43, Cl FL
0.493%, 05/25/2037 (A)	205	206
FNMA CMO, Ser 2007-53, Cl SH, IO
5.907%, 06/25/2037 (A)	932	148
FNMA CMO, Ser 2007-54, Cl FA
0.593%, 06/25/2037 (A)	818	822
FNMA CMO, Ser 2007-54, Cl PF
0.459%, 06/25/2037 (A)	793	793
FNMA CMO, Ser 2007-60, Cl AX, IO
6.957%, 07/25/2037 (A)	1,660	370
FNMA CMO, Ser 2007-64, Cl FA
0.663%, 07/25/2037 (A)	90	91
FNMA CMO, Ser 2007-65, Cl KI, IO
6.427%, 07/25/2037 (A)	966	118
FNMA CMO, Ser 2007-68, Cl SC, IO
6.507%, 07/25/2037 (A)	1,234	194

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FNMA CMO, Ser 2007-72, Cl EK, IO
6.207%, 07/25/2037 (A)	$1,301	$201
FNMA CMO, Ser 2007-75, Cl EO, PO
0.000%, 01/25/2036	168	167
FNMA CMO, Ser 2007-79, Cl SB
23.308%, 08/25/2037 (A)	115	165
FNMA CMO, Ser 2007-85, Cl SG
15.767%, 09/25/2037 (A)	410	522
FNMA CMO, Ser 2007-92, Cl YS, IO
5.587%, 06/25/2037 (A)	1,171	146
FNMA CMO, Ser 2008-1, Cl BI, IO
5.717%, 02/25/2038 (A)	1,213	151
FNMA CMO, Ser 2008-20, Cl SA, IO
6.797%, 03/25/2038 (A)	678	136
FNMA CMO, Ser 2008-22, Cl IO, IO
6.240%, 03/25/2037 (A)	12,399	1,566
FNMA CMO, Ser 2008-24, Cl DY
5.000%, 04/25/2023	1,500	1,639
FNMA CMO, Ser 2008-24, Cl NA
6.750%, 06/25/2037	262	285
FNMA CMO, Ser 2008-24, Cl PF
0.843%, 02/25/2038 (A)	520	526
FNMA CMO, Ser 2008-32, Cl SA, IO
6.657%, 04/25/2038 (A)	446	68
FNMA CMO, Ser 2008-35, Cl IM, IO
0.642%, 10/25/2016 (A)	829	7
FNMA CMO, Ser 2008-4, Cl SD, IO
5.807%, 02/25/2038 (A)	2,322	293
FNMA CMO, Ser 2008-53, Cl CA
5.000%, 07/25/2023	3,461	3,741
FNMA CMO, Ser 2008-95, Cl BA
5.000%, 01/25/2024	643	727
FNMA CMO, Ser 2009-103, Cl MB
3.052%, 12/25/2039 (A)	590	631
FNMA CMO, Ser 2009-17, Cl QS, IO
6.457%, 03/25/2039 (A)	559	80
FNMA CMO, Ser 2009-52, Cl PI, IO
5.000%, 07/25/2039	707	75
FNMA CMO, Ser 2009-70, Cl CO, PO
0.000%, 01/25/2037	1,233	1,176

SEI Institutional Investments Trust / Annual Report / May 31, 2013	77

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FNMA CMO, Ser 2009-84, Cl WS, IO
5.707%, 10/25/2039 (A)	$684	$87
FNMA CMO, Ser 2009-86, Cl BO, PO
0.000%, 03/25/2037	7,036	6,899
FNMA CMO, Ser 2009-86, Cl IP, IO
5.500%, 10/25/2039	511	63
FNMA CMO, Ser 2009-86, Cl OT, PO
0.000%, 10/25/2037	818	766
FNMA CMO, Ser 2009-86, Cl UI, IO
4.000%, 10/25/2014	1,097	44
FNMA CMO, Ser 2009-99, Cl SC, IO
5.987%, 12/25/2039 (A)	785	89
FNMA CMO, Ser 2010-1, Cl WA
6.166%, 02/25/2040 (A)	519	571
FNMA CMO, Ser 2010-100, Cl CS, IO
6.457%, 09/25/2040 (A)	3,189	518
FNMA CMO, Ser 2010-111, Cl AE
5.500%, 04/25/2038	2,078	2,266
FNMA CMO, Ser 2010-118, Cl YB, IO
6.307%, 10/25/2040 (A)	2,210	250
FNMA CMO, Ser 2010-123, Cl PM
4.000%, 07/25/2040	3,600	3,898
FNMA CMO, Ser 2010-133, Cl A
5.500%, 05/25/2038	1,466	1,582
FNMA CMO, Ser 2010-142, Cl SM, IO
6.337%, 12/25/2040 (A)	1,821	264
FNMA CMO, Ser 2010-148, Cl MA
4.000%, 02/25/2039	759	783
FNMA CMO, Ser 2010-150, Cl SK, IO
6.291%, 01/25/2041 (A)	2,953	472
FNMA CMO, Ser 2010-150, Cl SN, IO
6.291%, 01/25/2041 (A)	3,329	532
FNMA CMO, Ser 2010-16, Cl WA
6.428%, 03/25/2040 (A)	602	684
FNMA CMO, Ser 2010-23, Cl KS, IO
6.907%, 02/25/2040 (A)	948	140
FNMA CMO, Ser 2010-27, Cl AS, IO
6.287%, 04/25/2040 (A)	3,884	650

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FNMA CMO, Ser 2010-35, Cl SB, IO
6.227%, 04/25/2040 (A)	$998	$140
FNMA CMO, Ser 2010-39, Cl OT, PO
0.000%, 10/25/2035	391	347
FNMA CMO, Ser 2010-45, Cl BD
4.500%, 11/25/2038	1,000	1,035
FNMA CMO, Ser 2010-64, Cl DM
5.000%, 06/25/2040	1,108	1,225
FNMA CMO, Ser 2010-68, Cl SA, IO
4.807%, 07/25/2040 (A)	3,017	465
FNMA CMO, Ser 2010-M5, Cl A1
2.259%, 07/25/2020	70	73
FNMA CMO, Ser 2011-117, Cl LS, IO
6.407%, 10/25/2040 (A)	5,395	1,264
FNMA CMO, Ser 2011-2, Cl WA
5.716%, 02/25/2051 (A)	673	731
FNMA CMO, Ser 2011-30, Cl LS, IO
3.071%, 04/25/2041 (A)	1,969	165
FNMA CMO, Ser 2011-43, Cl WA
5.899%, 05/25/2051 (A)	1,143	1,270
FNMA CMO, Ser 2011-63, Cl SW, IO
6.487%, 07/25/2041 (A)	2,770	386
FNMA CMO, Ser 2011-75, Cl FA
0.743%, 08/25/2041 (A)	569	574
FNMA CMO, Ser 2011-87, Cl SJ, IO
5.757%, 09/25/2041 (A)	5,688	882
FNMA CMO, Ser 2011-90, Cl QI, IO
5.000%, 05/25/2034	4,498	645
FNMA CMO, Ser 2011-96, Cl SA, IO
6.357%, 10/25/2041 (A)	5,651	952
FNMA CMO, Ser 2011-M1, Cl A3
3.763%, 06/25/2021	1,500	1,591
FNMA CMO, Ser 2011-M2, Cl A3
3.764%, 07/25/2021	7,500	7,956
FNMA CMO, Ser 2011-M4, Cl A2
3.726%, 06/25/2021	2,500	2,682
FNMA CMO, Ser 2012-101, Cl FC
0.693%, 09/25/2042 (A)	975	985
FNMA CMO, Ser 2012-111, Cl JS, IO
5.907%, 07/25/2040 (A)	2,632	598
FNMA CMO, Ser 2012-112, Cl FD
0.693%, 10/25/2042 (A)	981	991
FNMA CMO, Ser 2012-130, Cl DC
3.000%, 12/25/2042	22,740	23,497

78	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FNMA CMO, Ser 2012-133, Cl CS, IO
5.957%, 12/25/2042 (A)	$879	$229
FNMA CMO, Ser 2012-133, Cl GS, IO
5.957%, 12/25/2042 (A)	1,277	327
FNMA CMO, Ser 2012-134, Cl LC
3.000%, 12/25/2042	2,049	2,106
FNMA CMO, Ser 2012-134, Cl MS
5.957%, 12/25/2042 (A)	1,079	280
FNMA CMO, Ser 2012-137, Cl CF
0.493%, 08/25/2041 (A)	1,467	1,470
FNMA CMO, Ser 2012-139, Cl DI, IO
3.000%, 12/25/2027	2,652	346
FNMA CMO, Ser 2012-14, Cl FB
0.643%, 08/25/2037 (A)	876	880
FNMA CMO, Ser 2012-14, Cl FL
0.643%, 12/25/2040 (A)	919	925
FNMA CMO, Ser 2012-16, Cl ST, IO
6.257%, 03/25/2042 (A)	240	40
FNMA CMO, Ser 2012-17, Cl WS, IO
6.357%, 07/25/2039 (A)	1,385	299
FNMA CMO, Ser 2012-28, Cl B
6.500%, 06/25/2039	267	298
FNMA CMO, Ser 2012-35, Cl SQ10, IO
6.407%, 04/25/2042 (A)	877	169
FNMA CMO, Ser 2012-46, Cl BA
6.000%, 05/25/2042	3,830	4,195
FNMA CMO, Ser 2012-47, Cl HF
0.593%, 05/25/2027 (A)	4,180	4,214
FNMA CMO, Ser 2012-63, Cl DS, IO
6.357%, 03/25/2039 (A)	2,751	596
FNMA CMO, Ser 2012-66, Cl SA, IO
5.807%, 06/25/2042 (A)	874	154
FNMA CMO, Ser 2012-70, Cl YS, IO
6.457%, 02/25/2041 (A)	834	184
FNMA CMO, Ser 2012-74, Cl OA, PO
0.000%, 03/25/2042	197	178
FNMA CMO, Ser 2012-74, Cl SA, IO
6.457%, 03/25/2042 (A)	2,863	526
FNMA CMO, Ser 2012-75, Cl AO, PO
0.000%, 03/25/2042	395	356

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FNMA CMO, Ser 2012-75, Cl NS, IO
6.407%, 07/25/2042 (A)	$1,044	$239
FNMA CMO, Ser 2012-89, Cl AS, IO
5.857%, 05/25/2039 (A)	191	41
FNMA CMO, Ser 2012-89, Cl FD
0.643%, 04/25/2039 (A)	1,442	1,450
FNMA CMO, Ser 2012-93, Cl IB, IO
3.000%, 09/25/2027	10,269	1,331
FNMA CMO, Ser 2012-93, Cl SG, IO
5.907%, 09/25/2042 (A)	1,248	261
FNMA CMO, Ser 2012-97, Cl FB
0.693%, 09/25/2042 (A)	1,463	1,476
FNMA CMO, Ser 2012-M11, Cl FA
0.703%, 08/25/2019 (A)	2,205	2,210
FNMA CMO, Ser 2012-M12, Cl 1A
2.840%, 08/25/2022 (A)	8,258	8,458
FNMA CMO, Ser 2012-M15, Cl A
2.657%, 10/25/2022 (A)	7,082	7,087
FNMA CMO, Ser 2012-M8, Cl ASQ2
1.520%, 12/25/2019	505	509
FNMA CMO, Ser 2012-M8, Cl ASQ3
1.801%, 12/25/2019	400	401
FNMA CMO, Ser 2013-26, Cl HI, IO
3.000%, 04/25/2032	2,378	280
FNMA CMO, Ser 2013-9, Cl BC
6.500%, 07/25/2042	6,700	7,663
FNMA CMO, Ser 2013-9, Cl CB
5.500%, 04/25/2042	5,200	5,782
FNMA Grantor Trust CMO, Ser 2000-T6, Cl A1
7.500%, 06/25/2030	897	1,104
FNMA Grantor Trust CMO, Ser 2001-T10, Cl A2
7.500%, 12/25/2041	1,560	1,864
FNMA Grantor Trust CMO, Ser 2002-T19, Cl A2
7.000%, 07/25/2042	565	679
FNMA Grantor Trust CMO, Ser 2004-T3, Cl 1A3
7.000%, 02/25/2044	682	796
FNMA Interest STRIPS CMO, Ser 1997-293, Cl 1, PO
0.000%, 12/01/2024	397	369
FNMA Interest STRIPS CMO, Ser 1998-300, Cl PO, PO
0.000%, 09/01/2024	258	247

SEI Institutional Investments Trust / Annual Report / May 31, 2013	79

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FNMA Interest STRIPS CMO, Ser 2002-323, Cl 16, IO
7.000%, 01/25/2032	$601	$110
FNMA Interest STRIPS CMO, Ser 2003-334, Cl 16, IO
6.500%, 02/01/2033	918	157
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C1, IO
3.000%, 11/25/2026	6,378	530
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C13, IO
3.500%, 11/25/2041	2,371	340
FNMA Interest STRIPS CMO, Ser 2012-409, Cl C22, IO
4.500%, 11/25/2039	4,173	508
FNMA Interest STRIPS CMO, Ser 2012-409, Cl CS, IO
3.000%, 04/25/2027	4,183	378
FNMA Interest STRIPS CMO, Ser 2012-412, Cl F2
0.693%, 08/25/2042 (A)	1,451	1,442
FNMA TBA
4.500%, 06/14/2042	18,830	20,119
4.000%, 06/01/2039	8,800	9,275
3.500%, 07/01/2041 to 07/25/2043	88,460	91,431
3.000%, 07/01/2042 to 07/25/2043	87,375	87,548
2.500%, 06/25/2027 to 07/25/2043	74,000	74,542
2.000%, 07/25/2028	13,890	13,758
FNMA Whole Loan CMO, Ser 2003-W1, Cl 2A
6.862%, 12/25/2042 (A)	824	967
FNMA Whole Loan CMO, Ser 2003-W17, Cl 1A7
5.750%, 08/25/2033	917	1,002
FNMA Whole Loan CMO, Ser 2003-W2, Cl 2A9
5.900%, 07/25/2042	1,166	1,341
FNMA Whole Loan CMO, Ser 2003-W6, Cl 3A
6.500%, 09/25/2042	449	512
FNMA Whole Loan CMO, Ser 2003-W8, Cl 2A
7.000%, 10/25/2042	366	424
FNMA Whole Loan CMO, Ser 2004-W1, Cl 2A2
7.000%, 12/25/2033	715	836
FNMA Whole Loan CMO, Ser 2004-W10, Cl A6
5.750%, 08/25/2034	2,000	2,139
FNMA Whole Loan CMO, Ser 2004-W2, Cl 2A2
7.000%, 02/25/2044	747	877

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
FNMA Whole Loan CMO, Ser 2004-W9, Cl 2A1
6.500%, 02/25/2044	$595	$694
FNMA Whole Loan CMO, Ser 2005-W3, Cl 2AF
0.413%, 03/25/2045 (A)	2,015	1,999
FNMA Whole Loan CMO, Ser 2006-W1, Cl 1A3
7.500%, 12/25/2045	284	338
FNMA Whole Loan CMO, Ser 2006-W2, Cl 1AF1
0.413%, 02/25/2036 (A)	459	456
FNMA Whole Loan CMO, Ser 2007-W1, Cl 1AF1
0.453%, 11/25/2046 (A)	1,015	1,015
FNMA Whole Loan CMO, Ser 2007-W7, Cl 1A4
38.020%, 07/25/2037 (A)	49	83
FNMA Whole Loan CMO, Ser 2009-W1, Cl A
6.000%, 12/25/2049	1,419	1,642
GNMA
9.500%, 12/15/2020	5	6
7.500%, 10/15/2037 to 09/20/2038	929	1,093
7.000%, 12/20/2017 to 06/15/2035	3,161	3,770
6.500%, 01/15/2024 to 02/15/2039	5,167	5,878
6.000%, 12/15/2023 to 10/20/2040	23,454	26,321
5.000%, 07/20/2040 to 11/20/2040	1,133	1,241
4.500%, 01/20/2040 to 07/20/2041	21,637	23,574
GNMA ARM (A)
1.750%, 04/20/2028 to 07/20/2034	502	526
1.625%, 03/20/2032 to 03/20/2034	268	281
1.590%, 01/20/2060	1,378	1,420
GNMA CMO, Ser 2001-18, Cl WH
31.742%, 04/20/2031 (A)	88	159
GNMA CMO, Ser 2001-22, Cl PS
20.493%, 03/17/2031 (A)	620	980
GNMA CMO, Ser 2001-61, Cl Z
6.500%, 12/20/2031	1,455	1,696
GNMA CMO, Ser 2002-23, Cl SD
20.415%, 04/16/2032 (A)	855	1,367
GNMA CMO, Ser 2002-51, Cl SG
31.641%, 04/20/2031 (A)	74	139
GNMA CMO, Ser 2002-57, Cl SB
109.527%, 08/16/2032	69	339

80	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
GNMA CMO, Ser 2002-69, Cl SC
16.064%, 02/20/2032 (A)	$74	$79
GNMA CMO, Ser 2003-60, Cl GS
12.086%, 05/16/2033 (A)	90	104
GNMA CMO, Ser 2003-75, Cl ZX
6.000%, 09/16/2033	3,673	4,156
GNMA CMO, Ser 2003-79, Cl PV
5.500%, 10/20/2023	1,087	1,174
GNMA CMO, Ser 2003-97, Cl SA, IO
6.352%, 11/16/2033 (A)	451	87
GNMA CMO, Ser 2004-17, Cl MZ
5.500%, 03/16/2034	1,111	1,300
GNMA CMO, Ser 2004-28, Cl SV
8.801%, 04/20/2034 (A)	821	901
GNMA CMO, Ser 2004-34, Cl CS
19.393%, 02/20/2034 (A)	50	68
GNMA CMO, Ser 2004-34, Cl JO, PO
0.000%, 02/20/2034	10	10
GNMA CMO, Ser 2004-71, Cl ST
7.000%, 09/20/2034 (A)	228	228
GNMA CMO, Ser 2004-85, Cl PO, PO
0.000%, 01/17/2033	45	44
GNMA CMO, Ser 2004-87, Cl SB
7.444%, 03/17/2033 (A)	157	170
GNMA CMO, Ser 2004-93, Cl PC
5.000%, 04/16/2034	95	101
GNMA CMO, Ser 2005-3, Cl SB, IO
5.901%, 01/20/2035 (A)	1,003	148
GNMA CMO, Ser 2005-7, Cl JM
16.284%, 05/18/2034 (A)	158	186
GNMA CMO, Ser 2005-92, Cl PB
6.000%, 12/20/2035	1,000	1,196
GNMA CMO, Ser 2006-16, Cl GS, IO
6.791%, 04/20/2036 (A)	1,253	219
GNMA CMO, Ser 2006-34, Cl PO, PO
0.000%, 07/20/2036	98	89
GNMA CMO, Ser 2006-38, Cl SG, IO
6.452%, 09/20/2033 (A)	1,292	83
GNMA CMO, Ser 2006-38, Cl SW, IO
6.302%, 06/20/2036 (A)	845	104
GNMA CMO, Ser 2007-17, Cl AF
0.398%, 04/16/2037 (A)	620	622
GNMA CMO, Ser 2007-26, Cl SW, IO
6.001%, 05/20/2037 (A)	1,650	240

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
GNMA CMO, Ser 2007-27, Cl SD, IO
6.001%, 05/20/2037 (A)	$619	$92
GNMA CMO, Ser 2007-42, Cl SB, IO
6.551%, 07/20/2037 (A)	904	139
GNMA CMO, Ser 2007-45, Cl QA, IO
6.442%, 07/20/2037 (A)	561	83
GNMA CMO, Ser 2007-72, Cl USIO, IO
6.352%, 11/20/2037 (A)	633	92
GNMA CMO, Ser 2007-78, Cl SA, IO
6.332%, 12/16/2037 (A)	9,859	1,702
GNMA CMO, Ser 2007-81, Cl SP, IO
6.451%, 12/20/2037 (A)	800	119
GNMA CMO, Ser 2007-82, Cl SA, IO
6.331%, 12/20/2037 (A)	522	76
GNMA CMO, Ser 2007-9, Cl CI, IO
6.002%, 03/20/2037 (A)	714	108
GNMA CMO, Ser 2008-10, Cl S, IO
5.631%, 02/20/2038 (A)	951	132
GNMA CMO, Ser 2008-2, Cl MS, IO
6.962%, 01/16/2038 (A)	570	96
GNMA CMO, Ser 2008-29, Cl PO, PO
0.000%, 02/17/2033	207	195
GNMA CMO, Ser 2008-33, Cl XS, IO
7.502%, 04/16/2038 (A)	374	50
GNMA CMO, Ser 2008-55, Cl SA, IO
6.001%, 06/20/2038 (A)	889	128
GNMA CMO, Ser 2008-95, Cl DS, IO
7.101%, 12/20/2038 (A)	1,347	204
GNMA CMO, Ser 2009-102, Cl SM, IO
6.202%, 06/16/2039 (A)	1,653	193
GNMA CMO, Ser 2009-106, Cl AS, IO
6.202%, 11/16/2039 (A)	1,446	229
GNMA CMO, Ser 2009-106, Cl KS, IO
6.201%, 11/20/2039 (A)	15,683	2,167
GNMA CMO, Ser 2009-106, Cl SU, IO
6.001%, 05/20/2037 (A)	2,857	418

SEI Institutional Investments Trust / Annual Report / May 31, 2013	81

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
GNMA CMO, Ser 2009-14, Cl KI, IO
6.500%, 03/20/2039	$512	$90
GNMA CMO, Ser 2009-14, Cl NI, IO
6.500%, 03/20/2039	25	5
GNMA CMO, Ser 2009-18, Cl PI, IO
5.500%, 11/16/2037	944	116
GNMA CMO, Ser 2009-22, Cl SA, IO
6.072%, 04/20/2039 (A)	1,358	190
GNMA CMO, Ser 2009-24, Cl DS, IO
6.101%, 03/20/2039 (A)	666	78
GNMA CMO, Ser 2009-25, Cl SE, IO
7.401%, 09/20/2038 (A)	525	100
GNMA CMO, Ser 2009-31, Cl TS, IO
6.102%, 03/20/2039 (A)	1,263	173
GNMA CMO, Ser 2009-33, Cl TI, IO
6.000%, 05/20/2039	215	35
GNMA CMO, Ser 2009-42, Cl IY, IO
1.000%, 06/16/2037 (A)	1,566	38
GNMA CMO, Ser 2009-42, Cl SC, IO
5.881%, 06/20/2039 (A)	438	64
GNMA CMO, Ser 2009-43, Cl SA, IO
5.751%, 06/20/2039 (A)	1,128	154
GNMA CMO, Ser 2009-44, Cl MV
6.000%, 04/20/2020	1,064	1,154
GNMA CMO, Ser 2009-6, Cl SH, IO
5.841%, 02/20/2039 (A)	954	130
GNMA CMO, Ser 2009-65, Cl IQ, IO
6.000%, 12/20/2038	583	81
GNMA CMO, Ser 2009-65, Cl TS, IO
6.201%, 12/20/2038 (A)	1,748	228
GNMA CMO, Ser 2009-66, Cl LC
6.000%, 08/16/2039	2,245	2,707
GNMA CMO, Ser 2009-66, Cl XS, IO
6.602%, 07/16/2039 (A)	172	27
GNMA CMO, Ser 2009-67, Cl SA, IO
5.852%, 08/16/2039 (A)	1,162	163

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
GNMA CMO, Ser 2009-72, Cl SM, IO
6.052%, 08/16/2039 (A)	$1,560	$227
GNMA CMO, Ser 2009-75, Cl VM
5.000%, 12/20/2019	839	884
GNMA CMO, Ser 2009-79, Cl OK, PO
0.000%, 11/16/2037	894	787
GNMA CMO, Ser 2009-8, Cl PS
6.102%, 08/16/2038 (A)	137	19
GNMA CMO, Ser 2009-83, Cl TS, IO
5.901%, 08/20/2039 (A)	1,099	146
GNMA CMO, Ser 2010-113, Cl BS, IO
5.801%, 09/20/2040 (A)	2,070	316
GNMA CMO, Ser 2010-116, Cl MP
3.500%, 09/16/2040	1,413	1,521
GNMA CMO, Ser 2010-121, Cl A, IO
5.801%, 09/20/2040 (A)	1,749	274
GNMA CMO, Ser 2010-14, Cl AO, PO
0.000%, 12/20/2032	437	416
GNMA CMO, Ser 2010-14, Cl BO, PO
0.000%, 11/20/2035	491	447
GNMA CMO, Ser 2010-14, Cl CO, PO
0.000%, 08/20/2035	425	369
GNMA CMO, Ser 2010-14, Cl EO, PO
0.000%, 06/16/2033	84	84
GNMA CMO, Ser 2010-14, Cl QP
6.000%, 12/20/2039	732	797
GNMA CMO, Ser 2010-14, Cl SH, IO
5.802%, 02/16/2040 (A)	820	159
GNMA CMO, Ser 2010-144, Cl BI, IO
4.000%, 09/16/2037	3,898	490
GNMA CMO, Ser 2010-157, Cl OP, PO
0.000%, 12/20/2040	1,254	1,048
GNMA CMO, Ser 2010-167, Cl US, IO
6.431%, 11/20/2038 (A)	703	77
GNMA CMO, Ser 2010-20, Cl SC, IO
5.952%, 02/20/2040 (A)	3,630	692

82	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
GNMA CMO, Ser 2010-20, Cl SE, IO
6.051%, 02/20/2040 (A)	$825	$121
GNMA CMO, Ser 2010-3, Cl MS, IO
6.351%, 11/20/2038 (A)	1,999	245
GNMA CMO, Ser 2010-31, Cl GS, IO
6.301%, 03/20/2039 (A)	875	137
GNMA CMO, Ser 2010-4, Cl NS, IO
6.192%, 01/16/2040 (A)	19,010	3,064
GNMA CMO, Ser 2010-4, Cl SL, IO
6.202%, 01/16/2040 (A)	399	66
GNMA CMO, Ser 2010-47, Cl PX, IO
6.502%, 06/20/2037 (A)	2,405	360
GNMA CMO, Ser 2010-47, Cl XN, IO
6.352%, 04/16/2034 (A)	465	23
GNMA CMO, Ser 2010-59, Cl LB
4.500%, 10/20/2039	2,900	3,220
GNMA CMO, Ser 2010-7, Cl EA
5.000%, 06/16/2038	895	1,017
GNMA CMO, Ser 2010-85, Cl HS, IO
6.451%, 01/20/2040 (A)	1,361	263
GNMA CMO, Ser 2010-93, Cl PS, IO
6.502%, 06/20/2035 (A)	256	20
GNMA CMO, Ser 2010-H10, Cl FC
1.198%, 05/20/2060 (A)	4,965	5,067
GNMA CMO, Ser 2010-H17, Cl XQ
5.246%, 07/20/2060 (A)	1,732	1,998
GNMA CMO, Ser 2010-H26, Cl LF
0.554%, 08/20/2058 (A)	6,660	6,625
GNMA CMO, Ser 2011-146, Cl EI, IO
5.000%, 11/16/2041	147	36
GNMA CMO, Ser 2011-146, Cl YS, IO
6.452%, 11/16/2041 (A)	1,051	229
GNMA CMO, Ser 2011-163, Cl WA
5.792%, 12/20/2038 (A)	956	1,057
GNMA CMO, Ser 2011-32, Cl S, IO
5.802%, 03/16/2041 (A)	334	33

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
GNMA CMO, Ser 2011-40, Cl SA, IO
5.932%, 02/16/2036 (A)	$2,393	$315
GNMA CMO, Ser 2011-70, Cl BS, IO
6.502%, 12/16/2036 (A)	1,455	203
GNMA CMO, Ser 2011-H09, Cl AF
0.704%, 03/20/2061 (A)	1,745	1,745
GNMA CMO, Ser 2012-141, Cl WC
3.777%, 01/20/2042 (A)	934	1,014
GNMA CMO, Ser 2012-61, Cl FM
0.598%, 05/16/2042 (A)	1,326	1,329
GNMA CMO, Ser 2012-66, Cl CI, IO
3.500%, 02/20/2038	2,724	419
GNMA CMO, Ser 2012-98, Cl SA, IO
5.902%, 08/16/2042 (A)	2,059	477
GNMA CMO, Ser 2012-H15, Cl FA
0.654%, 05/20/2062 (A)	1,449	1,448
GNMA CMO, Ser 2012-H21, Cl CF
0.904%, 05/20/2061 (A)	2,239	2,251
GNMA CMO, Ser 2012-H21, Cl DF
0.854%, 05/20/2061 (A)	1,499	1,506
GNMA CMO, Ser 2012-H22, Cl FD
0.674%, 01/20/2061 (A)	2,482	2,480
GNMA CMO, Ser 2012-H24, Cl FA
0.654%, 03/20/2060 (A)	1,470	1,469
GNMA CMO, Ser 2012-H24, Cl FE
0.804%, 10/20/2062 (A)	1,532	1,540
GNMA CMO, Ser 2012-H24, Cl FG
0.634%, 04/20/2060 (A)	2,440	2,437
GNMA CMO, Ser 2012-H26, Cl MA
0.754%, 07/20/2062 (A)	1,492	1,500
GNMA CMO, Ser 2012-H27, Cl FB
0.704%, 10/20/2062 (A)	3,464	3,469
GNMA CMO, Ser 2012-H28, Cl FA
0.784%, 09/20/2062 (A)	2,432	2,438
GNMA CMO, Ser 2012-H30, Cl JA
0.684%, 01/20/2060 (A)	1,523	1,528

SEI Institutional Investments Trust / Annual Report / May 31, 2013	83

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
GNMA CMO, Ser 2012-H30, Cl PA
0.654%, 11/20/2059 (A)	$1,382	$1,384
GNMA CMO, Ser 2013-H01, Cl FA
1.650%, 01/20/2063	3,639	3,611
GNMA CMO, Ser 2013-H01, Cl JA
0.524%, 01/20/2063 (A)	1,493	1,482
GNMA CMO, Ser 2013-H01, Cl TA
0.704%, 01/20/2063 (A)	1,992	1,998
GNMA CMO, Ser 2013-H04, Cl BA
1.650%, 02/20/2063	1,506	1,492
GNMA TBA
3.500%, 06/15/2041 to 07/20/2043	47,420	49,722
3.000%, 07/19/2042 to 07/20/2043	66,975	67,991
NCUA Guaranteed Notes CMO, Ser 2010-A1, Cl A
0.550%, 12/07/2020 (A)	186	186
NCUA Guaranteed Notes CMO, Ser 2010-C1, Cl A2
2.900%, 10/29/2020	1,100	1,159
NCUA Guaranteed Notes CMO, Ser 2010-C1, Cl APT
2.650%, 10/29/2020	5,618	5,874
NCUA Guaranteed Notes CMO, Ser 2010-R1, Cl 1A
0.650%, 10/07/2020 (A)	9,716	9,779
NCUA Guaranteed Notes CMO, Ser 2010-R2, Cl 1A
0.568%, 11/06/2017 (A)	4,367	4,377
NCUA Guaranteed Notes CMO, Ser 2010-R2, Cl 2A
0.668%, 11/05/2020 (A)	3,208	3,222
NCUA Guaranteed Notes CMO, Ser 2010-R3, Cl 1A
0.763%, 12/08/2020 (A)	1,386	1,394
NCUA Guaranteed Notes CMO, Ser 2010-R3, Cl 2A
0.760%, 12/08/2020 (A)	489	494
NCUA Guaranteed Notes CMO, Ser 2010-R3, Cl 3A
2.400%, 12/08/2020	335	343
NCUA Guaranteed Notes CMO, Ser 2011-R1, Cl 1A
0.648%, 01/08/2020 (A)	74	74
NCUA Guaranteed Notes CMO, Ser 2011-R2, Cl 1A
0.600%, 02/06/2020 (A)	847	851

		2,256,667

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Non-Agency Mortgage-Backed Obligations — 7.6%
A10 Securitization LLC, Ser 2012-1, Cl A
3.492%, 04/15/2024 (B)	$636	$644
AAM ACE Resecuritization Trust, Ser 2011-1, Cl A20
0.435%, 02/02/2037 (A) (B)	410	397
American General Mortgage Loan Trust, Ser 2009-1, Cl A5
5.750%, 09/25/2048 (A) (B)	724	729
American General Mortgage Loan Trust, Ser 2009-1, Cl A7
5.750%, 09/25/2048 (A) (B)	1,500	1,585
American General Mortgage Loan Trust, Ser 2010-1A, Cl A1
5.150%, 03/25/2058 (A) (B)	312	320
American General Mortgage Loan Trust, Ser 2010-1A, Cl A3
5.650%, 03/25/2058 (A) (B)	570	599
American Home Mortgage Assets, Ser 2006-5, Cl A1
1.098%, 11/25/2046 (A)	1,258	739
American Home Mortgage Assets, Ser 2007-2, Cl A1
0.318%, 03/25/2047 (A)	79	61
ASG Resecuritization Trust, Ser 2009-2, Cl A55
4.944%, 05/24/2036 (A) (B)	285	293
ASG Resecuritization Trust, Ser 2009-2, Cl G60
4.944%, 05/24/2036 (A) (B)	400	422
ASG Resecuritization Trust, Ser 2009-3, Cl A65
2.294%, 03/26/2037 (A) (B)	1,156	1,162
ASG Resecuritization Trust, Ser 2009-4, Cl A60
6.000%, 06/28/2037 (B)	701	724
ASG Resecuritization Trust, Ser 2010-3, Cl 2A22
0.397%, 10/28/2036 (A) (B)	169	168
ASG Resecuritization Trust, Ser 2011-1, Cl 3A50
2.596%, 11/28/2035 (A) (B)	450	443
Banc of America Alternative Loan Trust, Ser 2003-11, Cl 1A1
6.000%, 01/25/2034	269	280
Banc of America Alternative Loan Trust, Ser 2003-11, Cl 2A1
6.000%, 01/25/2034	520	543
Banc of America Alternative Loan Trust, Ser 2003-7, Cl 1CB1
5.500%, 09/25/2033	362	369
Banc of America Alternative Loan Trust, Ser 2003-7, Cl 2A4
5.000%, 09/25/2018	433	442

84	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Banc of America Alternative Loan Trust, Ser 2003-9, Cl 1CB2
5.500%, 11/25/2033	$337	$346
Banc of America Alternative Loan Trust, Ser 2004-1, Cl 5A1
5.500%, 02/25/2019	308	314
Banc of America Alternative Loan Trust, Ser 2004-8, Cl 3A1
5.500%, 09/25/2019	295	310
Banc of America Alternative Loan Trust, Ser 2006-8, Cl 3A1
6.254%, 11/25/2021 (A)	152	150
Banc of America Alternative Loan Trust, Ser 2007-1, Cl 2A1
6.434%, 04/25/2037 (A)	388	312
Banc of America Commercial Mortgage Trust, Ser 2006-5, Cl A4
5.414%, 09/10/2047	490	545
Banc of America Commercial Mortgage, Ser 2004-6, Cl A3
4.512%, 12/10/2042	41	41
Banc of America Commercial Mortgage, Ser 2005-2, Cl A5
4.857%, 07/10/2043 (A)	6,915	7,356
Banc of America Commercial Mortgage, Ser 2005-3, Cl A4
4.668%, 07/10/2043	500	533
Banc of America Commercial Mortgage, Ser 2005-3, Cl AM
4.727%, 07/10/2043	1,050	1,110
Banc of America Commercial Mortgage, Ser 2005-5, Cl A4
5.115%, 10/10/2045 (A)	300	325
Banc of America Commercial Mortgage, Ser 2005-6, Cl A4
5.359%, 09/10/2047 (A)	70	76
Banc of America Commercial Mortgage, Ser 2006-1, Cl A4
5.372%, 09/10/2045 (A)	2,232	2,450
Banc of America Commercial Mortgage, Ser 2006-1, Cl AM
5.421%, 09/10/2045 (A)	554	604
Banc of America Commercial Mortgage, Ser 2006-3, Cl A4
5.889%, 07/10/2044 (A)	825	923
Banc of America Commercial Mortgage, Ser 2006-4, Cl A4
5.634%, 07/10/2046	800	887
Banc of America Commercial Mortgage, Ser 2006-6, Cl A4
5.356%, 10/10/2045	2,617	2,885

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Banc of America Funding, Ser 2003-2, Cl 1A1
6.500%, 06/25/2032	$21	$23
Banc of America Funding, Ser 2004-2, Cl 1CB1
5.750%, 09/20/2034	337	355
Banc of America Funding, Ser 2004-C, Cl 1A1
5.061%, 12/20/2034 (A)	198	200
Banc of America Funding, Ser 2005-B, Cl 2A1
2.833%, 04/20/2035 (A)	3,472	3,352
Banc of America Funding, Ser 2006-G, Cl 2A3
0.368%, 07/20/2036 (A)	3,587	3,493
Banc of America Funding, Ser 2010-R11A, Cl 1A6
5.538%, 08/26/2035 (A) (B)	575	611
Banc of America Funding, Ser 2010-R5, Cl 1A1
5.500%, 10/26/2037 (B)	336	349
Banc of America Funding, Ser 2012-R6, Cl 1A1
3.000%, 10/26/2039 (B)	1,874	1,877
Banc of America Mortgage Securities, Ser 2003-3, Cl 1A7
5.500%, 05/25/2033	527	543
Banc of America Mortgage Securities, Ser 2003-3, Cl 2A1
0.743%, 05/25/2018 (A)	130	125
Banc of America Mortgage Securities, Ser 2003-6, Cl 2A1
0.643%, 08/25/2018 (A)	113	108
Banc of America Mortgage Securities, Ser 2003-A, Cl 2A2
3.168%, 02/25/2033 (A)	4	4
Banc of America Mortgage Securities, Ser 2003-E, Cl 2A2
3.135%, 06/25/2033 (A)	244	247
Banc of America Mortgage Securities, Ser 2004-3, Cl 1A26
5.500%, 04/25/2034	689	706
Banc of America Mortgage Securities, Ser 2004-3, Cl 3A1
5.000%, 04/25/2019	121	124
Banc of America Mortgage Securities, Ser 2004-5, Cl 4A1
4.750%, 06/25/2019	100	103
Banc of America Mortgage Securities, Ser 2004-9, Cl 3A1
6.500%, 09/25/2032	93	98
Banc of America Re-Remic Trust, Ser 2012-PARK, Cl A
2.959%, 12/10/2030 (B)	411	405

SEI Institutional Investments Trust / Annual Report / May 31, 2013	85

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Bayview Commercial Asset Trust, Ser 2005-3A, Cl A1
0.513%, 11/25/2035 (A) (B)	$5,079	$4,383
Bayview Commercial Asset Trust, Ser 2006-4A, Cl A1
0.423%, 12/25/2036 (A) (B)	2,230	1,895
BB-UBS Trust, Ser 2012-SHOW, Cl A
3.430%, 11/05/2036 (B)	400	392
BB-UBS Trust, Ser 2012-TFT, Cl A
2.892%, 06/05/2030 (B)	1,500	1,476
BCAP LLC Trust, Ser 2009-RR10, Cl 17A1
5.750%, 06/26/2037 (B)	535	553
BCAP LLC Trust, Ser 2009-RR13, Cl 17A2
5.500%, 04/26/2037 (A) (B)	655	647
BCAP LLC Trust, Ser 2009-RR5, Cl 8A1
5.500%, 11/26/2034 (B)	667	695
BCAP LLC Trust, Ser 2010-RR12, Cl 2A5
4.500%, 01/26/2036 (A) (B)	581	600
BCAP LLC Trust, Ser 2010-RR5, Cl 2A5
5.278%, 04/26/2037 (A) (B)	695	703
BCAP LLC Trust, Ser 2010-RR6, Cl 5A1
5.500%, 11/26/2037 (A) (B)	148	148
BCAP LLC Trust, Ser 2010-RR7, Cl 1A5
5.002%, 04/26/2035 (A) (B)	208	204
BCAP LLC Trust, Ser 2010-RR7, Cl 2A1
2.502%, 07/26/2045 (A) (B)	861	836
BCAP LLC Trust, Ser 2010-RR7, Cl 15A1
1.000%, 01/26/2036 (A) (B)	248	245
BCAP LLC Trust, Ser 2010-RR7, Cl 16A1
0.876%, 02/26/2047 (A) (B)	292	283
BCAP LLC Trust, Ser 2010-RR8, Cl 3A4
5.058%, 05/26/2035 (A) (B)	700	668
BCAP LLC Trust, Ser 2011-RR10, Cl 2A1
1.057%, 09/26/2037 (A) (B)	920	827
BCAP LLC Trust, Ser 2011-RR4, Cl 6A3
5.000%, 08/26/2037 (A) (B)	793	783

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
BCAP LLC Trust, Ser 2011-RR5, Cl 11A3
0.350%, 05/28/2036 (A) (B)	$798	$736
BCAP LLC Trust, Ser 2011-RR5, Cl 14A3
2.877%, 07/26/2036 (A) (B)	427	426
BCAP LLC Trust, Ser 2012-RR10, Cl 3A1
0.390%, 05/26/2036 (A) (B)	1,759	1,637
BCAP LLC Trust, Ser 2012-RR2, Cl 1A1
0.363%, 08/26/2036 (A) (B)	718	691
BCAP LLC Trust, Ser 2012-RR3, Cl 2A5
2.184%, 05/26/2037 (A) (B)	679	672
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 14A
5.075%, 05/25/2034 (A)	177	180
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 24A
5.269%, 05/25/2034 (A)	305	300
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-5, Cl A1
2.240%, 08/25/2035 (A)	359	371
Bear Stearns Alt-A Trust, Ser 2004-13, Cl A1
0.933%, 11/25/2034 (A)	45	44
Bear Stearns Alternative Trust, Ser 2005-2, Cl 2A4
2.789%, 04/25/2035 (A)	209	186
Bear Stearns Commercial Mortgage Securities, Ser 2002-TOP8, Cl A2
4.830%, 08/15/2038	5	5
Bear Stearns Commercial Mortgage Securities, Ser 2003-PWR2, Cl A4
5.186%, 05/11/2039 (A)	1,718	1,723
Bear Stearns Commercial Mortgage Securities, Ser 2005-PWR7, Cl A2
4.945%, 02/11/2041	93	93
Bear Stearns Commercial Mortgage Securities, Ser 2005-PWR8, Cl X1, IO
0.223%, 06/11/2041 (A) (B)	13,276	171
Bear Stearns Commercial Mortgage Securities, Ser 2005-T18, Cl A4
4.933%, 02/13/2042 (A)	161	171

86	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Bear Stearns Commercial Mortgage Securities, Ser 2005-T20, Cl A4A
5.145%, 10/12/2042 (A)	$8,280	$8,991
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW11, Cl A4
5.618%, 03/11/2039 (A)	300	330
Bear Stearns Commercial Mortgage Securities, Ser 2006-T22, Cl A4
5.581%, 04/12/2038 (A)	4,815	5,323
Bear Stearns Commercial Mortgage Securities, Ser 2006-T24, Cl A4
5.537%, 10/12/2041	300	337
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW10, Cl A4
5.405%, 12/11/2040 (A)	400	437
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW16, Cl AM
5.714%, 06/11/2040 (A)	440	499
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW17, Cl AM
5.888%, 06/11/2050 (A)	470	541
CD Commercial Mortgage Trust, Ser 2005-CD1, Cl A4
5.219%, 07/15/2044 (A)	1,983	2,154
CD Commercial Mortgage Trust, Ser 2005-CD1, Cl AJ
5.219%, 07/15/2044 (A)	600	642
CD Commercial Mortgage Trust, Ser 2006-CD2, Cl AM
5.351%, 01/15/2046 (A)	200	218
CD Commercial Mortgage Trust, Ser 2007-CD4, Cl A3
5.293%, 12/11/2049	134	138
CFCRE Commercial Mortgage Trust, Ser 2011-C1, Cl A4
4.961%, 04/15/2044 (A) (B)	2,670	3,024
Chase Mortgage Finance, Ser 2007-A1, Cl 2A1
2.990%, 02/25/2037 (A)	250	255
Chase Mortgage Finance, Ser 2007-A1, Cl 9A1
2.956%, 02/25/2037 (A)	168	171
Chase Mortgage Finance, Ser 2007-A2, Cl 1A1
2.991%, 07/25/2037 (A)	405	409

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Chevy Chase Funding LLC Mortgage-Backed Certificates, Ser 2004-1A, Cl A1
0.473%, 01/25/2035 (A) (B)	$35	$30
Citicorp Mortgage Securities, Ser 2004-4, Cl A4
5.500%, 06/25/2034	417	436
Citigroup Commercial Mortgage Trust, Ser 2005-C3, Cl A4
4.860%, 05/15/2043	2,624	2,771
Citigroup Commercial Mortgage Trust, Ser 2005-C3, Cl AM
4.830%, 05/15/2043 (A)	440	465
Citigroup Commercial Mortgage Trust, Ser 2007-C6, Cl A4
5.696%, 12/10/2049 (A)	976	1,123
Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Cl AAB
2.690%, 04/10/2046	638	638
Citigroup Mortgage Loan Trust, Ser 2004-HYB1, Cl A41
3.050%, 02/25/2034 (A)	68	61
Citigroup Mortgage Loan Trust, Ser 2004-RR2, Cl A2
4.673%, 05/25/2034 (A) (B)	742	774
Citigroup Mortgage Loan Trust, Ser 2004-UST1, Cl A6
4.464%, 08/25/2034 (A)	167	168
Citigroup Mortgage Loan Trust, Ser 2005-2, Cl 2A11
5.500%, 05/25/2035	323	337
Citigroup Mortgage Loan Trust, Ser 2008-AR4, Cl 1A1A
2.935%, 11/25/2038 (A) (B)	761	776
Citigroup Mortgage Loan Trust, Ser 2009-10, Cl 1A1
2.429%, 09/25/2033 (A) (B)	503	513
Citigroup Mortgage Loan Trust, Ser 2009-11, Cl 3A1
5.750%, 05/25/2037 (A) (B)	782	828
Citigroup Mortgage Loan Trust, Ser 2009-5, Cl 8A1
6.000%, 06/25/2036 (B)	1,200	1,267
Citigroup Mortgage Loan Trust, Ser 2010-7, Cl 10A1
2.610%, 02/25/2035 (A) (B)	230	235
Citigroup Mortgage Loan Trust, Ser 2010-8, Cl 5A6
4.000%, 11/25/2036 (B)	1,972	2,042
Citigroup Mortgage Loan Trust, Ser 2010-8, Cl 6A6
4.500%, 12/25/2036 (B)	2,116	2,232
Citigroup Mortgage Loan Trust, Ser 2011-3, Cl 1A1
0.273%, 02/25/2047 (A) (B)	163	162

SEI Institutional Investments Trust / Annual Report / May 31, 2013	87

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Citigroup Mortgage Loan Trust, Ser 2011-5, Cl 1A1
0.383%, 02/25/2046 (A) (B)	$541	$504
Citigroup Mortgage Loan Trust, Ser 2012-A, Cl A
2.500%, 06/25/2051 (B)	809	801
Citigroup, Ser 2006-CD2, Cl X, IO
0.083%, 01/15/2046 (A) (B)	69,654	109
Citigroup, Ser 2007-CD4, Cl XC, IO
0.157%, 12/11/2049 (A) (B)	40,001	308
COBALT CMBS Commercial Mortgage Trust, Ser 2006-C1, Cl A4
5.223%, 08/15/2048	1,070	1,180
COBALT CMBS Commercial Mortgage Trust, Ser 2007-C2, Cl AMFX
5.526%, 04/15/2047 (A)	520	586
Commercial Mortgage Pass-Through Certificates, Ser 2005-LP5, Cl A4
4.982%, 05/10/2043 (A)	600	638
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR2, Cl XA, IO
1.960%, 08/15/2045 (A)	1,218	150
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR3, Cl A3
2.822%, 11/15/2045	90	88
Commercial Mortgage Pass-Through Certificates, Ser 2012-MVP, Cl A
2.138%, 11/17/2026 (A) (B)	334	338
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR7, Cl ASB
2.739%, 03/10/2046	2,182	2,210
Commercial Mortgage Pass-Through Certificates, Ser CR2, Cl ASB
2.752%, 08/15/2045	2,464	2,510
Commercial Mortgage Pass-Through Certificates, Ser LC6, Cl ASB
2.478%, 01/10/2046	1,429	1,426
Commercial Mortgage Pass-Through Certificates, Ser WWP, Cl A2
3.424%, 03/10/2031 (B)	770	772

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Countrywide Alternative Loan Trust, Ser 2003-20CB, Cl 1A1
5.500%, 10/25/2033	$1,623	$1,714
Countrywide Alternative Loan Trust, Ser 2004-27CB, Cl A1
6.000%, 12/25/2034	1,652	1,604
Countrywide Alternative Loan Trust, Ser 2004-J1, Cl 1A1
6.000%, 02/25/2034	155	158
Countrywide Alternative Loan Trust, Ser 2004-J6, Cl 2A1
6.500%, 11/25/2031	715	751
Countrywide Alternative Loan Trust, Ser 2004-J6, Cl PO, PO
0.000%, 11/25/2031	233	200
Countrywide Alternative Loan Trust, Ser 2005-27, Cl 3A2
1.276%, 08/25/2035 (A)	744	494
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2003-39, Cl A6
5.000%, 10/25/2033	643	665
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2003-56, Cl 6A1
3.009%, 12/25/2033 (A)	398	405
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2003-J13, Cl 1A7
5.250%, 01/25/2034	971	1,003
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2003-J7, Cl 4A3
9.523%, 08/25/2018 (A)	54	57
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2004-14, Cl 4A1
4.922%, 08/25/2034 (A)	505	512
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2004-20, Cl 2A1
2.858%, 09/25/2034 (A)	59	50
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2004-5, Cl 1A4
5.500%, 06/25/2034	585	608
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2004-8, Cl 2A1
4.500%, 06/25/2019	484	500
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2005-20, Cl A7
5.250%, 12/25/2027	673	648

88	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2005-R3, Cl AF
0.593%, 09/25/2035 (A) (B)	$3,961	$3,446
Credit Suisse Commercial Mortgage Trust, Ser 2007-C2, Cl AM
5.613%, 01/15/2049 (A)	1,465	1,621
Credit Suisse First Boston Mortgage Securities, Ser 2003-27, Cl 5A3
5.250%, 11/25/2033	761	794
Credit Suisse First Boston Mortgage Securities, Ser 2003-27, Cl 5A4
5.250%, 11/25/2033	328	337
Credit Suisse First Boston Mortgage Securities, Ser 2003-29, Cl 5A1
7.000%, 12/25/2033	222	238
Credit Suisse First Boston Mortgage Securities, Ser 2003-29, Cl 8A1
6.000%, 11/25/2018	352	365
Credit Suisse First Boston Mortgage Securities, Ser 2004-4, Cl 2A4
5.500%, 09/25/2034	528	564
Credit Suisse First Boston Mortgage Securities, Ser 2004-8, Cl 1A4
5.500%, 12/25/2034	559	586
Credit Suisse First Boston Mortgage Securities, Ser 2004-AR5, Cl 7A2
2.724%, 06/25/2034 (A)	504	505
Credit Suisse First Boston Mortgage Securities, Ser 2004-C5, Cl A4
4.829%, 11/15/2037	445	466
Credit Suisse First Boston Mortgage Securities, Ser 2005-C2, Cl A4
4.832%, 04/15/2037	1,720	1,813
Credit Suisse First Boston Mortgage Securities, Ser 2005-C3, Cl AM
4.730%, 07/15/2037	400	424
Credit Suisse First Boston Mortgage Securities, Ser 2005-C5, Cl A4
5.100%, 08/15/2038 (A)	1,831	1,963
Credit Suisse Mortgage Capital Certificates, Ser 2006-C2, Cl A3
5.863%, 03/15/2039 (A)	825	910

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Credit Suisse Mortgage Capital Certificates, Ser 2006-C5, Cl A3
5.311%, 12/15/2039	$4,998	$5,560
Credit Suisse Mortgage Capital Certificates, Ser 2010-12R, Cl 14A1
2.811%, 09/26/2046 (A) (B)	305	305
Credit Suisse Mortgage Capital Certificates, Ser 2010-15R, Cl 7A1
5.340%, 10/26/2037 (A) (B)	2	2
Credit Suisse Mortgage Capital Certificates, Ser 2010-16, Cl A3
4.250%, 06/25/2050 (A) (B)	400	391
Credit Suisse Mortgage Capital Certificates, Ser 2010-1R, Cl 26A1
4.750%, 05/27/2037 (B)	271	271
Credit Suisse Mortgage Capital Certificates, Ser 2011-16R, Cl 7A3
3.500%, 12/27/2036 (A) (B)	284	290
Credit Suisse Mortgage Capital Certificates, Ser 2011-1R, Cl A1
1.204%, 02/27/2047 (A) (B)	757	753
Credit Suisse Mortgage Capital Certificates, Ser 2011-6R, Cl 3A1
2.952%, 07/28/2036 (A) (B)	563	554
Credit Suisse Mortgage Capital Certificates, Ser 2011-7R, Cl A1
1.454%, 08/28/2047 (A) (B)	911	907
Credit Suisse Mortgage Capital Certificates, Ser 2011-9R, Cl A1
2.204%, 03/27/2046 (A) (B)	1,707	1,716
Credit Suisse Mortgage Capital Certificates, Ser 2012-11R, Cl A6
1.198%, 06/28/2047 (A) (B)	4,321	4,170
Credit Suisse Mortgage Capital Certificates, Ser 2012-3R, Cl 1A1
3.250%, 07/27/2037 (A) (B)	997	1,015
DBRR Trust, Ser 2011-LC2, Cl A4A
4.537%, 07/12/2044 (A) (B)	2,845	3,171
DBRR Trust, Ser 2012-EZ1, Cl A
0.946%, 09/25/2045 (B)	6,838	6,854
DBRR Trust, Ser 2013-EZ2, Cl A
0.853%, 02/25/2043 (A) (B)	6,661	6,659
DBUBS Mortgage Trust, Ser 2011-LC3A, Cl XA, IO
1.450%, 08/10/2044 (A) (B)	6,566	281

SEI Institutional Investments Trust / Annual Report / May 31, 2013	89

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Deutsche Mortgage Securities, Ser 2009-RS2, Cl 4A1
0.334%, 04/26/2037 (A) (B)	$159	$156
Deutsche Mortgage Securities, Ser 2010-RS2, Cl A1
1.454%, 06/28/2047 (A) (B)	9	9
Deutsche Securities Alternative Loan Trust, Ser 2005-1, Cl 2A1
5.635%, 02/25/2020 (A)	214	222
Developers Diversified Realty, Ser 2009-DDR1, Cl A
3.807%, 10/14/2022 (B)	2,593	2,674
DSLA Mortgage Loan Trust, Ser 2004-AR2, Cl A2B
0.598%, 11/19/2044 (A)	1,611	1,010
Extended Stay America Trust, Ser 2013-ESH7, Cl A27
2.958%, 12/05/2031 (B)	550	549
FDIC Structured Sale Guaranteed Notes, Ser 2010-C1, Cl A
2.980%, 12/06/2020 (B)	796	828
FDIC Structured Sale Guaranteed Notes, Ser 2010-S1, Cl 1A
0.754%, 02/25/2048 (A) (B)	2,699	2,701
First Horizon Alternative Mortgage Securities, Ser 2004-AA3, Cl A1
2.314%, 09/25/2034 (A)	453	454
First Horizon Asset Securities, Ser 2003-8, Cl 2A1
4.500%, 09/25/2018	320	329
Fontainebleau Miami Beach Trust, Ser 2012-FBLU, Cl A
2.887%, 05/05/2027 (B)	1,011	1,025
GE Business Loan Trust, Ser 2003-2A, Cl A
0.569%, 11/15/2031 (A) (B)	4,983	4,846
GE Business Loan Trust, Ser 2005-2A, Cl B
0.699%, 11/15/2033 (A) (B)	1,606	1,356
GE Capital Commercial Mortgage, Ser 2005-C1, Cl A5
4.772%, 06/10/2048 (A)	75	79
GE Capital Commercial Mortgage, Ser 2005-C1, Cl AJ
4.826%, 06/10/2048 (A)	1,000	1,045
GE Capital Commercial Mortgage, Ser 2005-C1, Cl B
4.846%, 06/10/2048 (A)	500	517
GMAC Commercial Mortgage Securities, Ser 2003-C3, Cl A4
5.023%, 04/10/2040	1,075	1,081
GMAC Commercial Mortgage Securities, Ser 2006-C1, Cl A4
5.238%, 11/10/2045 (A)	700	752

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
GMAC Mortgage Loan Trust, Ser 2003-AR1, Cl A4
3.390%, 10/19/2033 (A)	$1,208	$1,244
GMAC Mortgage Loan Trust, Ser 2003-GH2, Cl A4
5.000%, 10/25/2033	408	415
GMAC Mortgage Loan Trust, Ser 2003-J7, Cl A7
5.000%, 11/25/2033	601	611
GMAC Mortgage Loan Trust, Ser 2004-J5, Cl A7
6.500%, 01/25/2035	497	527
GMAC Mortgage Loan Trust, Ser 2004-J6, Cl 1A1
5.000%, 01/25/2020	188	194
Greenwich Capital Commercial Funding, Ser 2004-GG1, Cl A7
5.317%, 06/10/2036 (A) (C)	1,524	1,557
Greenwich Capital Commercial Funding, Ser 2005-GG3, Cl AJ
4.859%, 08/10/2042 (A)	220	230
Greenwich Capital Commercial Funding, Ser 2005-GG5, Cl A5
5.224%, 04/10/2037 (A)	6,568	7,102
Greenwich Capital Commercial Funding, Ser 2006-GG7, Cl AM
6.060%, 07/10/2038 (A)	1,160	1,288
GS Mortgage Securities II, Ser 2006-GG6, Cl A4
5.553%, 04/10/2038 (A)	1,000	1,099
GS Mortgage Securities II, Ser 2006-GG8, Cl X, IO
0.594%, 11/10/2039 (A) (B)	10,486	180
GS Mortgage Securities II, Ser 2011-GC5, Cl A2
2.999%, 08/10/2044	55	58
GS Mortgage Securities II, Ser 2011-GC5, Cl A4
3.707%, 08/10/2044	10,105	10,738
GS Mortgage Securities II, Ser 2011-GC5, Cl XA, IO
1.912%, 08/10/2044 (A) (B)	2,143	175
GS Mortgage Securities II, Ser 2013-GC12, Cl A4
3.135%, 06/10/2046	2,874	2,883
GS Mortgage Securities, Ser 2013-KING, Cl A
2.706%, 12/10/2027 (B)	304	309
GSMPS Mortgage Loan Trust, Ser 1998-1, Cl A
8.000%, 09/19/2027 (A) (B)	4	4
GSMPS Mortgage Loan Trust, Ser 2005-RP3, Cl 1AF
0.543%, 09/25/2035 (A) (B)	525	451

90	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
GSMPS Mortgage Loan Trust, Ser 2005-RP3, Cl 1AS, IO
4.935%, 09/25/2035 (A) (B)	$420	$70
GSR Mortgage Loan Trust, Ser 2004-8F, Cl 2A3
6.000%, 09/25/2034	593	620
GSR Mortgage Loan Trust, Ser 2005-5F, Cl 8A3
0.693%, 06/25/2035 (A)	113	106
GSR Mortgage Loan Trust, Ser 2007-1F, Cl 2A4
5.500%, 01/25/2037	107	110
Homestar Mortgage Acceptance, Ser 2004-5, Cl A1
0.643%, 10/25/2034 (A)	805	815
Impac CMB Trust, Ser 2005-4, Cl 2A1
0.500%, 05/25/2035 (A)	384	384
Impac Funding LLC, Ser 2010-1, Cl A1
5.314%, 01/25/2051 (B)	4,284	4,720
Impac Secured Assets CMN Owner Trust, Ser 2003-2, Cl A1
5.500%, 08/25/2033	543	570
Impac Secured Assets CMN Owner Trust, Ser 2006-1, Cl 2A1
0.543%, 05/25/2036 (A)	460	451
Impac Secured Assets CMN Owner Trust, Ser 2006-2, Cl 2A1
0.543%, 08/25/2036 (A)	1,183	1,164
Indymac INDA Mortgage Loan Trust, Ser 2007-AR7, Cl 1A1
3.221%, 11/25/2037 (A)	1,230	1,125
Indymac Index Mortgage Loan Trust, Ser 2004-AR6, Cl 6A1
2.836%, 10/25/2034 (A)	24	24
Indymac Index Mortgage Loan Trust, Ser 2004-AR7, Cl A2
1.053%, 09/25/2034 (A)	37	34
Indymac Index Mortgage Loan Trust, Ser 2004-AR8, Cl 2A2A
0.993%, 11/25/2034 (A)	57	51
JPMorgan Chase Commercial Mortgage Securities, Ser 2003CB6, Cl A2
5.255%, 07/12/2037 (A)	264	265
JPMorgan Chase Commercial Mortgage Securities, Ser 2004-LN2, Cl A2
5.115%, 07/15/2041	5,534	5,757

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
JPMorgan Chase Commercial Mortgage Securities, Ser 2005-CB11, Cl AJ
5.541%, 08/12/2037 (A)	$700	$745
JPMorgan Chase Commercial Mortgage Securities, Ser 2005-LDP2, Cl A3A
4.678%, 07/15/2042	220	221
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-CB15, Cl X1, IO
0.103%, 06/12/2043 (A)	49,708	336
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-CB17, Cl A4
5.429%, 12/12/2043	9,753	10,846
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP8, Cl A4
5.399%, 05/15/2045	580	648
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP8, Cl AM
5.440%, 05/15/2045	749	836
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP9, Cl A2
5.134%, 05/15/2047	468	489
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP9, Cl A3SF
0.354%, 05/15/2047 (A)	800	798
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-C1, Cl A4
5.716%, 02/15/2051	1,533	1,738
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-CB19, Cl A4
5.714%, 02/12/2049 (A)	2,088	2,376
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-CB20, Cl AM
5.875%, 02/12/2051 (A)	475	550
JPMorgan Chase Commercial Mortgage Securities, Ser 2010-CNTR, Cl A1
3.300%, 08/05/2032 (B)	926	979
JPMorgan Chase Commercial Mortgage Securities, Ser 2010-CNTR, Cl A2
4.311%, 08/05/2032 (B)	1,668	1,809

SEI Institutional Investments Trust / Annual Report / May 31, 2013	91

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
JPMorgan Chase Commercial Mortgage Securities, Ser 2011-C5, Cl A2
3.149%, 08/15/2046	$740	$784
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-C8, Cl ASB
2.379%, 10/15/2045	1,501	1,485
JPMorgan Chase Commercial Mortgage Securities, Ser 2013-C10, Cl ASB
2.702%, 12/15/2047	2,643	2,663
JPMorgan Chase Commercial Mortgage Securities, Ser 2013-LC11, Cl A5
2.960%, 04/15/2046	1,596	1,562
JPMorgan Chase Commercial Mortgage Securities, Ser 2013-LC11, Cl ASB
2.554%, 04/15/2046	2,457	2,436
JPMorgan Chase Commercial Mortgage Securities, Ser CB18, Cl A4
5.440%, 06/12/2047	150	169
JPMorgan Mortgage Trust, Ser 2004-A3, Cl 4A1
3.042%, 07/25/2034 (A)	127	130
JPMorgan Mortgage Trust, Ser 2004-A3, Cl SF3
2.290%, 06/25/2034 (A)	1,721	1,747
JPMorgan Mortgage Trust, Ser 2004-A4, Cl 1A1
3.042%, 09/25/2034 (A)	115	119
JPMorgan Mortgage Trust, Ser 2005-A1, Cl 3A4
4.799%, 02/25/2035 (A)	668	681
JPMorgan Mortgage Trust, Ser 2005-A2, Cl 5A2
4.227%, 04/25/2035 (A)	360	360
JPMorgan Mortgage Trust, Ser 2005-A3, Cl 3A3
2.385%, 06/25/2035 (A)	2	2
JPMorgan Mortgage Trust, Ser 2005-A3, Cl 5A3
2.751%, 06/25/2035 (A)	548	542
JPMorgan Mortgage Trust, Ser 2005-A5, Cl 3A2
2.663%, 08/25/2035 (A)	82	83
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 4A1
3.010%, 08/25/2034 (A)	959	956
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 5A3
2.903%, 11/25/2033 (A)	988	1,009

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
JPMorgan Mortgage Trust, Ser 2006-A3, Cl 6A1
2.984%, 08/25/2034 (A)	$476	$475
JPMorgan Re-REMIC, Ser 2009-6, Cl 4A1
5.331%, 09/26/2036 (A) (B)	359	365
JPMorgan Re-REMIC, Ser 2010-4, Cl 7A1
1.865%, 08/26/2035 (A) (B)	262	260
LB Commercial Conduit Mortgage Trust, Ser 2007-C3, Cl A3
6.071%, 07/15/2044 (A)	844	872
LB-UBS Commercial Mortgage Trust, Ser 2004-C7, Cl A5
4.628%, 10/15/2029	169	170
LB-UBS Commercial Mortgage Trust, Ser 2004-C8, Cl A6
4.799%, 12/15/2029 (A)	434	451
LB-UBS Commercial Mortgage Trust, Ser 2006-C1, Cl A4
5.156%, 02/15/2031	350	382
LB-UBS Commercial Mortgage Trust, Ser 2006-C1, Cl XCL, IO
0.359%, 02/15/2041 (A) (B)	23,059	204
LB-UBS Commercial Mortgage Trust, Ser 2006-C4, Cl A4
6.062%, 06/15/2038 (A)	450	504
LB-UBS Commercial Mortgage Trust, Ser 2006-C6, Cl A4
5.372%, 09/15/2039	1,690	1,893
LB-UBS Commercial Mortgage Trust, Ser 2007-C1, Cl A3
5.398%, 02/15/2040	258	264
LB-UBS Commercial Mortgage Trust, Ser 2007-C1, Cl A4
5.424%, 02/15/2040	134	151
LB-UBS Commercial Mortgage Trust, Ser 2007-C1, Cl AM
5.455%, 02/15/2040	150	167
LB-UBS Commercial Mortgage Trust, Ser 2007-C7, Cl AM
6.216%, 09/15/2045 (A)	500	582
LVII Resecuritization Trust, Ser 2009-3, Cl M3
5.473%, 11/27/2037 (A) (B)	300	319
Master Adjustable Rate Mortgages Trust, Ser 2004-13, Cl 3A7
2.630%, 11/21/2034 (A)	1,509	1,569
Master Adjustable Rate Mortgages Trust, Ser 2004-13, Cl 3A7A
2.630%, 11/21/2034 (A)	11,095	11,693
Master Alternative Loans Trust, Ser 2004-4, Cl 1A1
5.500%, 05/25/2034	1,737	1,824

92	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Master Reperforming Loan Trust, Ser 2005-1, Cl 1A1
6.000%, 08/25/2034 (B)	$2,560	$2,637
Master Reperforming Loan Trust, Ser 2006-1, Cl 1A1F
0.553%, 07/25/2035 (A) (B)	1,145	972
Master Seasoned Securities Trust, Ser 2005-1, Cl 4A1
2.460%, 10/25/2032 (A)	113	114
MASTR Adjustable Rate Mortgages Trust, Ser 2004-5, Cl 3A1
2.809%, 06/25/2034 (A)	27	25
MASTR Alternative Loans Trust, Ser 2003-9, Cl 2A1
6.000%, 12/25/2033	252	266
MASTR Alternative Loans Trust, Ser 2006-3, Cl AA3
6.250%, 07/25/2036	684	599
MASTR Asset Securitization Trust, Ser 2003-11, Cl 9A6
5.250%, 12/25/2033	736	767
MASTR Asset Securitization Trust, Ser 2003-2, Cl 1A1
5.000%, 03/25/2018	55	57
MASTR Asset Securitization Trust, Ser 2003-3, Cl 3A18
5.500%, 04/25/2033	257	265
MASTR Reperforming Loan Trust, Ser 2005-2, Cl 1A1F
0.543%, 05/25/2035 (A) (B)	518	433
MASTR Resecuritization Trust, Ser 2005-PO, Cl 3PO, PO
0.000%, 05/28/2035 (B)	190	152
MASTR Seasoned Securities Trust, Ser 2004-1, Cl 4A1
2.816%, 10/25/2032 (A)	13	13
Merrill Lynch Mortgage Investors, Ser 2003-A4, Cl 2A
2.742%, 07/25/2033 (A)	141	146
Merrill Lynch Mortgage Investors, Ser 2004-1, Cl 2A1
2.322%, 12/25/2034 (A)	511	519
Merrill Lynch Mortgage Investors, Ser 2004-A, Cl A2
0.917%, 04/25/2029 (A)	347	344
Merrill Lynch Mortgage Investors, Ser 2004-A1, Cl 2A1
2.557%, 02/25/2034 (A)	152	153
Merrill Lynch Mortgage Investors, Ser 2004-A1, Cl 4A
5.104%, 02/25/2034 (A)	1,304	1,343
Merrill Lynch Mortgage Investors, Ser 2004-A4, Cl A2
2.542%, 08/25/2034 (A)	300	311

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Merrill Lynch Mortgage Investors, Ser 2004-B, Cl A3
2.181%, 05/25/2029 (A)	$506	$516
Merrill Lynch Mortgage Investors, Ser 2004-D, Cl A2
1.181%, 09/25/2029 (A)	398	401
Merrill Lynch Mortgage Investors, Ser 2005-1, Cl 2A1
2.273%, 04/25/2035 (A)	51	50
Merrill Lynch Mortgage Trust, Ser 2005-CIP1, Cl A3A
4.949%, 07/12/2038 (A)	1,069	1,110
Merrill Lynch Mortgage Trust, Ser 2005-CIP1, Cl M1
5.047%, 07/12/2038 (A)	1,335	1,440
Merrill Lynch Mortgage Trust, Ser 2005-CKI1, Cl A6
5.448%, 11/12/2037 (A)	865	933
Merrill Lynch Mortgage Trust, Ser 2005-LC1, Cl A4
5.291%, 01/12/2044 (A)	1,141	1,240
Merrill Lynch Mortgage Trust, Ser 2005-LC1, Cl AJ
5.546%, 01/12/2044 (A)	480	521
Merrill Lynch Mortgage Trust, Ser 2006-1, Cl 1A
2.598%, 02/25/2036 (A)	299	280
Merrill Lynch Mortgage Trust, Ser 2006-C1, Cl A4
5.873%, 05/12/2039 (A)	505	563
Merrill Lynch Mortgage Trust, Ser 2007-C1, Cl A4
5.850%, 06/12/2050 (A)	2,427	2,769
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser 2006-4, Cl AM
5.204%, 12/12/2049 (A)	460	508
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser 2006-4, Cl XC, IO
0.182%, 12/12/2049 (A) (B)	14,804	183
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser 2007-5, Cl A4
5.378%, 08/12/2048	900	1,006
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser 2007-6, Cl A4
5.485%, 03/12/2051 (A)	1,080	1,213
ML-CFC Commercial Mortgage Trust, Ser 2007-9, Cl A4
5.700%, 09/12/2049	1,930	2,198
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C5, Cl A3
2.825%, 08/15/2045	1,481	1,498

SEI Institutional Investments Trust / Annual Report / May 31, 2013	93

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C5, Cl XA, IO
1.926%, 08/15/2045 (A) (B)	$5,133	$555
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C6, Cl A3
2.506%, 11/15/2045	3,654	3,627
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C7, Cl A4
2.918%, 02/15/2046	670	656
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C7, Cl AAB
2.469%, 02/15/2046	681	676
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C7, Cl AS
3.214%, 02/15/2046	707	696
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C9, Cl A4
3.102%, 05/15/2046	1,277	1,264
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C9, Cl AAB
2.657%, 05/15/2046	2,023	2,023
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C9, Cl AS
3.456%, 05/15/2046	420	421
Morgan Stanley Capital I, Ser 2004-HQ4, Cl A7
4.970%, 04/14/2040	1,762	1,817
Morgan Stanley Capital I, Ser 2005-HQ5, Cl AAB
5.037%, 01/14/2042	132	133
Morgan Stanley Capital I, Ser 2005-HQ7, Cl AAB
5.357%, 11/14/2042 (A)	108	108
Morgan Stanley Capital I, Ser 2005-T19, Cl A4A
4.890%, 06/12/2047	7,400	7,943
Morgan Stanley Capital I, Ser 2006-T21, Cl A4
5.162%, 10/12/2052 (A)	5,645	6,134
Morgan Stanley Capital I, Ser 2006-T23, Cl A4
5.818%, 08/12/2041 (A)	6,350	7,144
Morgan Stanley Capital I, Ser 2007-HQ11, Cl X, IO
0.226%, 02/12/2044 (A) (B)	39,048	217

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Morgan Stanley Capital I, Ser 2007-IQ15, Cl A4
6.094%, 06/11/2049 (A)	$1,000	$1,143
Morgan Stanley Capital I, Ser 2007-T27, Cl A4
5.816%, 06/11/2042 (A)	300	345
Morgan Stanley Capital I, Ser 2011-C3, Cl A2
3.224%, 07/15/2049	1,620	1,721
Morgan Stanley Capital I, Ser 2011-C3, Cl A3
4.054%, 07/15/2049	340	371
Morgan Stanley Capital I, Ser 2011-C3, Cl A4
4.118%, 07/15/2049	950	1,032
Morgan Stanley Mortgage Loan Trust, Ser 2004-3, Cl 4A
5.671%, 04/25/2034 (A)	535	560
Morgan Stanley Mortgage Loan Trust, Ser 2007-6XS, Cl 2A1S
0.303%, 02/25/2047 (A)	148	136
Morgan Stanley Re-REMIC Trust, Ser 2009-IO, Cl A2
5.000%, 07/17/2056 (B)	529	532
Morgan Stanley Re-REMIC Trust, Ser 2010-C30A, Cl A3A
3.250%, 12/17/2043 (B)	29	29
Morgan Stanley Re-REMIC Trust, Ser 2010-HQ4B, Cl A7A
4.970%, 04/16/2040 (B)	1,267	1,301
Morgan Stanley Re-REMIC Trust, Ser 2011-IO, Cl A
2.500%, 03/23/2051 (B)	866	874
Morgan Stanley Re-REMIC Trust, Ser 2012-IO, Cl AXA
1.000%, 03/27/2051	1,164	1,151
Morgan Stanley Re-REMIC Trust, Ser 2012-XA, Cl A
2.000%, 07/27/2049 (B)	2,634	2,667
Morgan Stanley Re-REMIC Trust, Ser 2012-XA, Cl B
0.250%, 07/27/2049 (B)	400	333
Motel 6 Trust, Ser 2012-MTL6, Cl A2
1.948%, 10/05/2025 (B)	4,434	4,406
New York Mortgage Trust, Ser 2006-1, Cl 2A2
2.861%, 05/25/2036 (A)	495	444
Nomura Resecuritization Trust, Ser 2010-6RA, Cl 1A5
2.560%, 03/26/2036 (A) (B)	574	579
NorthStar Mortgage Trust, Ser 2012-1, Cl A
1.393%, 08/25/2029 (A) (B)	1,083	1,082

94	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Prime Mortgage Trust, Ser 2004-CL1, Cl 1A1
6.000%, 02/25/2034	$223	$245
Prime Mortgage Trust, Ser 2004-CL1, Cl 1PO, PO
0.000%, 02/25/2034	62	52
Prime Mortgage Trust, Ser 2006-DR1, Cl 2A1
5.500%, 05/25/2035 (B)	2,183	2,190
RALI Trust, Ser 2005-QO5, Cl A1
1.176%, 01/25/2046 (A)	1,221	875
RAMP Trust, Ser 2004-SL1, Cl A7
7.000%, 11/25/2031	152	160
RAMP Trust, Ser 2005-SL1, Cl A5
6.500%, 05/25/2032	56	54
RBSSP Resecuritization Trust, Ser 2010-12, Cl 8A1
4.000%, 06/27/2021 (B)	310	312
RBSSP Resecuritization Trust, Ser 2010-9, Cl 7A5
4.000%, 05/26/2037 (A) (B)	675	694
RBSSP Resecuritization Trust, Ser 2012-3, Cl 3A1
0.343%, 09/26/2036 (A) (B)	805	742
RCMC LLC, Ser 2012-CRE1, Cl A
5.624%, 11/15/2044 (B)	919	917
Residential Accredit Loans, Ser 2003-QS15, Cl A7
5.500%, 08/25/2033	683	703
Residential Accredit Loans, Ser 2003-QS18, Cl A1
5.000%, 09/25/2018	256	263
Residential Accredit Loans, Ser 2003-QS19, Cl A1
5.750%, 10/25/2033	356	380
Residential Accredit Loans, Ser 2004-QS7, Cl A4
5.500%, 05/25/2034	1,639	1,665
Residential Accredit Loans, Ser 2005-QO2, Cl A1
1.536%, 09/25/2045 (A)	862	749
Residential Asset Mortgage Products, Ser 2004-SL1, Cl A8
6.500%, 11/25/2031	573	591
Residential Asset Mortgage Products, Ser 2004-SL3, Cl A2
6.500%, 12/25/2031	983	1,005
Residential Asset Securitization Trust, Ser 2003-A5, Cl A1
5.500%, 06/25/2033	327	341
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
2.695%, 12/25/2034 (A)	1,287	1,302

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Residential Funding Mortgage Securities I, Ser 2003-S4, Cl A4
5.750%, 03/25/2033	$306	$310
Residential Funding Mortgage Securities I, Ser 2004-S5, Cl 1A9
5.500%, 05/25/2022	5	5
Salomon Brothers Mortgage Securities VII, Ser 2003-HYB1, Cl A
3.097%, 09/25/2033 (A)	497	506
Sequoia Mortgage Trust, Ser 2004-12, Cl A3
0.829%, 01/20/2035 (A)	757	643
Sequoia Mortgage Trust, Ser 2010-H1, Cl A1
3.750%, 02/25/2040 (A)	114	113
Sequoia Mortgage Trust, Ser 2011-1, Cl A1
4.125%, 02/25/2041 (A)	171	175
Springleaf Mortgage Loan Trust, Ser 2011-1A, Cl A1
4.050%, 01/25/2058 (A) (B)	735	759
Springleaf Mortgage Loan Trust, Ser 2011-1A, Cl A2
5.450%, 01/25/2058 (A) (B)	1,000	1,050
Springleaf Mortgage Loan Trust, Ser 2012-1A, Cl A
2.667%, 09/25/2057 (A) (B)	333	339
Springleaf Mortgage Loan Trust, Ser 2012-1A, Cl M3
6.000%, 09/25/2057 (A) (B)	700	740
Springleaf Mortgage Loan Trust, Ser 2012-2A, Cl A
2.220%, 10/25/2057 (A) (B)	1,189	1,231
Springleaf Mortgage Loan Trust, Ser 2012-2A, Cl M4
6.000%, 10/25/2057 (A) (B)	800	823
Springleaf Mortgage Loan Trust, Ser 2012-3A, Cl A
1.570%, 12/25/2059 (A) (B)	1,630	1,638
Springleaf Mortgage Loan Trust, Ser 2012-3A, Cl M1
2.660%, 12/25/2059 (A) (B)	432	438
Springleaf Mortgage Loan Trust, Ser 2012-3A, Cl M2
3.560%, 12/25/2059 (A) (B)	330	336
Springleaf Mortgage Loan Trust, Ser 2012-3A, Cl M3
4.440%, 12/25/2059 (A) (B)	253	263
Springleaf Mortgage Loan Trust, Ser 2012-3A, Cl M4
5.300%, 12/25/2059 (A) (B)	121	126

SEI Institutional Investments Trust / Annual Report / May 31, 2013	95

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-6, Cl 5A4
4.902%, 06/25/2034 (A)	$592	$602
Structured Adjustable Rate Mortgage Loan Trust, Ser 2005-19XS, Cl 1A1
0.513%, 10/25/2035 (A)	3,709	3,214
Structured Asset Mortgage Investments, Ser 2004-AR5, Cl 1A1
0.858%, 10/19/2034 (A)	286	288
Structured Asset Securities, Ser 2001-15A, Cl 4A1
2.310%, 10/25/2031 (A)	53	54
Structured Asset Securities, Ser 2003-16, Cl A3
0.693%, 06/25/2033 (A)	301	293
Structured Asset Securities, Ser 2003-31A, Cl 2A7
2.591%, 10/25/2033 (A)	8,258	8,412
Structured Asset Securities, Ser 2003-32, Cl 1A1
5.445%, 11/25/2033 (A)	127	135
Structured Asset Securities, Ser 2003-33H, Cl 1A1
5.500%, 10/25/2033	621	628
Structured Asset Securities, Ser 2003-37A, Cl 2A
4.758%, 12/25/2033 (A)	191	194
Structured Asset Securities, Ser 2004-5H, Cl A4
5.540%, 12/25/2033	667	690
Thornburg Mortgage Securities Trust, Ser 2003-4, Cl A1
0.833%, 09/25/2043 (A)	569	552
TIAA Seasoned Commercial Mortgage Trust, Ser 2007-C4, Cl A3
5.541%, 08/15/2039 (A)	2,064	2,156
UBS-BAMLL Trust, Ser 2012-WRM, Cl A
3.663%, 06/10/2030 (B)	866	876
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C6, Cl ASB
2.788%, 04/10/2046	3,380	3,393
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A1, IO
1.813%, 05/10/2063 (A) (B)	3,701	374
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A4
3.525%, 05/10/2063	416	430

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl A3
2.728%, 08/10/2049	$2,058	$2,072
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl AAB
2.459%, 12/10/2045	4,908	4,887
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl AS
3.317%, 12/10/2045 (B)	900	893
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C5, Cl A4
3.185%, 03/10/2046	2,428	2,432
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C6, Cl A4
3.244%, 04/10/2046	2,395	2,403
Vendee Mortgage Trust CMO, Ser 1993-1, Cl ZB
7.250%, 02/15/2023	1,945	2,273
Vericrest Opportunity Loan Transferee, Ser 2012-NL2A, Cl A1
2.487%, 02/26/2052 (B)	1,027	1,029
Vericrest Opportunity Loan Transferee, Ser 2012-NL3A, Cl A
2.734%, 11/25/2060 (A) (B)	1,389	1,393
VNO Mortgage Trust, Ser 2012-6AVE, Cl A
2.996%, 11/15/2030 (B)	877	859
Wachovia Bank Commercial Mortgage Trust, Ser 2003-C9, Cl A4
5.012%, 12/15/2035 (A)	2,638	2,667
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C20, Cl A7
5.118%, 07/15/2042 (A)	130	140
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C22, Cl A4
5.290%, 12/15/2044 (A)	1,000	1,089
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C26, Cl XC, IO
0.045%, 06/15/2045 (A) (B)	80,884	200
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C30, Cl A5
5.342%, 12/15/2043	1,100	1,238

96	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C30, Cl AM
5.383%, 12/15/2043	$560	$613
WaMu Mortgage Pass-Through Certificates, Ser 2002-AR18, Cl A
2.495%, 01/25/2033 (A)	315	322
WaMu Mortgage Pass-Through Certificates, Ser 2002-AR6, Cl A
1.573%, 06/25/2042 (A)	24	23
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR10, Cl A7
2.505%, 10/25/2033 (A)	402	414
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR6, Cl A1
2.443%, 06/25/2033 (A)	393	405
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR7, Cl A7
2.321%, 08/25/2033 (A)	337	342
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR8, Cl A
2.457%, 08/25/2033 (A)	205	210
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR9, Cl 1A6
2.429%, 09/25/2033 (A)	715	732
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR9, Cl 2A
2.462%, 09/25/2033 (A)	273	280
WaMu Mortgage Pass-Through Certificates, Ser 2003-MS1, Cl 1A
5.000%, 02/25/2018	144	146
WaMu Mortgage Pass-Through Certificates, Ser 2003-S13, Cl 21A1
4.500%, 12/25/2018	204	210
WaMu Mortgage Pass-Through Certificates, Ser 2003-S4, Cl 2A10
16.931%, 06/25/2033 (A)	70	85
WaMu Mortgage Pass-Through Certificates, Ser 2003-S9, Cl A8
5.250%, 10/25/2033	1,300	1,362
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR3, Cl A1
2.517%, 06/25/2034 (A)	200	204

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR3, Cl A2
2.517%, 06/25/2034 (A)	$263	$267
WaMu Mortgage Pass-Through Certificates, Ser 2004-CB2, Cl 7A
5.500%, 08/25/2019	410	426
WaMu Mortgage Pass-Through Certificates, Ser 2004-S1, Cl 1A3
0.593%, 03/25/2034 (A)	49	48
WaMu Mortgage Pass-Through Certificates, Ser 2004-S2, Cl 2A4
5.500%, 06/25/2034	763	794
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR13, Cl A1A1
0.483%, 10/25/2045 (A)	3,059	2,868
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR15, Cl A1A2
0.473%, 11/25/2045 (A)	4,786	4,261
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR19, Cl A1A2
0.483%, 12/25/2045 (A)	4,525	4,220
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR1, Cl 1A1B
1.246%, 01/25/2046 (A)	2,734	813
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR13, Cl 2A
2.499%, 10/25/2046 (A)	1,085	1,010
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR14, Cl 1A4
2.385%, 11/25/2036 (A)	346	293
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR17, Cl 1A1B
0.986%, 12/25/2046 (A)	484	196
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR17, Cl 2A
2.499%, 12/25/2046 (A)	501	481
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR4, Cl DA
1.146%, 06/25/2046 (A)	16	9
WaMu Mortgage Pass-Through Certificates, Ser 2007-HY1, Cl 1A1
2.452%, 02/25/2037 (A)	4,086	3,256

SEI Institutional Investments Trust / Annual Report / May 31, 2013	97

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Washington Mutual Alternative Mortgage Pass-Through Certificates, Ser 2005-3, Cl CX, IO
5.500%, 05/25/2035	$604	$165
Washington Mutual MSC Mortgage Pass-Through Certificates, Ser 2003-MS2, Cl 1A1
5.750%, 02/25/2033	75	78
Washington Mutual MSC Mortgage Pass-Through Certificates, Ser 2003-MS8, Cl 1P, PO
0.000%, 05/25/2033	149	137
Washington Mutual MSC Mortgage Pass-Through Certificates, Ser 2003-MS9, Cl 2P, PO
0.000%, 04/25/2033	229	196
Wells Fargo Mortgage Loan Trust, Ser 2012-RR1, Cl A1
2.847%, 08/27/2037 (A) (B)	408	413
Wells Fargo Mortgage-Backed Securities Trust, Ser 2003-17, Cl 2A10
5.500%, 01/25/2034	316	331
Wells Fargo Mortgage-Backed Securities Trust, Ser 2003-J, Cl 2A5
4.424%, 10/25/2033 (A)	5	5
Wells Fargo Mortgage-Backed Securities Trust, Ser 2003-K, Cl 1A1
4.434%, 11/25/2033 (A)	414	423
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-B, Cl A1
4.932%, 02/25/2034 (A)	282	287
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-E, Cl A2
4.500%, 05/25/2034 (A)	70	71
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-EE, Cl 2A1
2.623%, 12/25/2034 (A)	562	582
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-EE, Cl 2A2
2.623%, 12/25/2034 (A)	375	388
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-EE, Cl 3A1
3.042%, 12/25/2034 (A)	181	185

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-EE, Cl 3A2
2.960%, 12/25/2034 (A)	$271	$278
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-I, Cl 1A1
2.780%, 07/25/2034 (A)	650	665
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-O, Cl A1
4.939%, 08/25/2034 (A)	214	221
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-P, Cl 2A1
2.616%, 09/25/2034 (A)	1,068	1,097
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-V, Cl 1A1
2.653%, 10/25/2034 (A)	508	528
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-V, Cl 1A2
2.653%, 10/25/2034 (A)	406	419
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-1, Cl 2A1
5.000%, 01/25/2020	177	183
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-13, Cl A1
5.000%, 11/25/2020	133	136
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR14, Cl A1
5.330%, 08/25/2035 (A)	424	427
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR8, Cl 2A1
2.735%, 06/25/2035 (A)	751	773
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR9, Cl 2A1
2.744%, 10/25/2033 (A)	231	233
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR18, Cl 1A1
5.536%, 11/25/2036 (A)	562	547
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR8, Cl 1A3
2.678%, 04/25/2036 (A)	652	652
Wells Fargo Re-REMIC Trust, Ser 2012-IO, Cl A
1.750%, 08/20/2021 (B)	1,075	1,075

98	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
WF-RBS Commercial Mortgage Trust, Ser 2011-C2, Cl XA, IO
1.139%, 02/15/2044 (A) (B)	$8,149	$377
WF-RBS Commercial Mortgage Trust, Ser 2011-C3, Cl A4
4.375%, 03/15/2044 (B)	600	662
WF-RBS Commercial Mortgage Trust, Ser 2011-C5, Cl A4
3.667%, 11/15/2044	4,610	4,870
WF-RBS Commercial Mortgage Trust, Ser 2012-C7, Cl A2
3.431%, 06/15/2045	4,920	5,061
WF-RBS Commercial Mortgage Trust, Ser 2012-C7, Cl XA, IO
1.601%, 06/15/2045 (A) (B)	3,202	341
WF-RBS Commercial Mortgage Trust, Ser 2012-C8, Cl A3
3.001%, 08/15/2045	3,740	3,718

		491,089

Total Mortgage-Backed Securities (Cost $2,698,984) ($ Thousands)		2,747,756

CORPORATE OBLIGATIONS — 26.0%

Consumer Discretionary — 1.3%
CBS
8.875%, 05/15/2019	125	165
7.875%, 07/30/2030	160	211
5.750%, 04/15/2020	92	107
4.850%, 07/01/2042	785	762
4.300%, 02/15/2021	250	268
Comcast
6.500%, 01/15/2015	2,795	3,057
6.500%, 01/15/2017	5,055	5,968
6.500%, 11/15/2035	300	380
6.450%, 03/15/2037	200	252
5.850%, 11/15/2015	648	727
4.950%, 06/15/2016	4,125	4,601
4.250%, 01/15/2033	390	389
Comcast Cable Communications Holdings
9.455%, 11/15/2022	850	1,262
CVS
5.789%, 01/10/2026 (B)	1,684	1,949
CVS Caremark
6.125%, 09/15/2039	140	173
4.125%, 05/15/2021	360	394
2.750%, 12/01/2022	230	223
CVS Lease Pass-Through
6.036%, 12/10/2028 (B)	2,321	2,659
CVS Pass-Through Trust
5.926%, 01/10/2034 (B)	323	376
5.880%, 01/10/2028	157	180

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Daimler Finance North America LLC
2.625%, 09/15/2016 (B)	$389	$403
1.875%, 09/15/2014 (B)	3,735	3,778
1.875%, 01/11/2018 (B)	1,521	1,514
1.650%, 04/10/2015 (B)	337	341
1.300%, 07/31/2015 (B)	7,095	7,137
DaimlerChrysler
6.500%, 11/15/2013	460	472
Ford Motor
4.750%, 01/15/2043	2,310	2,149
Gap
5.950%, 04/12/2021	514	597
Glencore Funding LLC
4.125%, 05/30/2023 (B)	1,279	1,250
2.500%, 01/15/2019 (B)	2,130	2,090
Historic TW
9.150%, 02/01/2023	500	712
Johnson Controls
5.250%, 12/01/2041	440	472
4.250%, 03/01/2021	265	286
3.750%, 12/01/2021	289	300
Kohl’s
6.250%, 12/15/2017	255	298
4.000%, 11/01/2021 (C)	134	139
Lowe’s MTN
7.110%, 05/15/2037	400	526
5.125%, 11/15/2041	48	52
LVMH Moet Hennessy Louis Vuitton
1.625%, 06/29/2017 (B)	2,757	2,762
Macy’s Retail Holdings
7.450%, 07/15/2017	120	146
6.900%, 04/01/2029	100	122
5.125%, 01/15/2042	54	55
2.875%, 02/15/2023 (C)	232	222
McDonald’s MTN
5.350%, 03/01/2018	1,200	1,412
NBC Universal Enterprise
1.974%, 04/15/2019 (B)	1,730	1,758
NBC Universal Media
5.950%, 04/01/2041	200	241
4.450%, 01/15/2043	1,353	1,343
4.375%, 04/01/2021	150	167
Newell Rubbermaid
4.700%, 08/15/2020	176	192
News America
6.200%, 12/15/2034	265	307
Nissan Motor Acceptance
1.800%, 03/15/2018 (B)	255	254
Target
4.000%, 06/15/2013	325	325
Thomson Reuters
4.700%, 10/15/2019	250	283

SEI Institutional Investments Trust / Annual Report / May 31, 2013	99

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Time Warner
7.700%, 05/01/2032	$170	$230
7.625%, 04/15/2031	3,085	4,175
6.500%, 11/15/2036	50	59
6.250%, 03/29/2041	627	734
5.375%, 10/15/2041	37	39
4.750%, 03/29/2021	920	1,027
4.700%, 01/15/2021	670	745
Time Warner Cable
8.750%, 02/14/2019	1,410	1,852
8.250%, 04/01/2019	3,745	4,824
7.300%, 07/01/2038	1,185	1,467
6.750%, 07/01/2018	120	145
6.550%, 05/01/2037	3,426	3,939
5.875%, 11/15/2040	420	446
5.500%, 09/01/2041	1,228	1,247
4.500%, 09/15/2042	1,260	1,124
4.125%, 02/15/2021	160	169
Time Warner Entertainment
8.375%, 07/15/2033	100	136
UBM
5.750%, 11/03/2020 (B)	970	1,011
Viacom
3.875%, 12/15/2021	294	307
3.250%, 03/15/2023	44	43
Volkswagen International Finance
1.625%, 08/12/2013 (B)	100	100
Wal-Mart Stores
5.800%, 02/15/2018	1,760	2,101
Walt Disney MTN
0.450%, 12/01/2015	125	125

		82,253

Consumer Staples — 1.6%
Altria Group
9.250%, 08/06/2019	2,120	2,902
4.750%, 05/05/2021	1,260	1,396
2.850%, 08/09/2022	1,690	1,610
Anheuser-Busch InBev Worldwide
7.750%, 01/15/2019	7,330	9,499
5.375%, 01/15/2020	2,360	2,793
5.000%, 04/15/2020	910	1,060
2.500%, 07/15/2022	1,840	1,770
Avon Products
5.000%, 03/15/2023	605	639
4.600%, 03/15/2020	665	703
Bunge Finance
8.500%, 06/15/2019	350	448
5.900%, 04/01/2017	107	120
Cargill
6.000%, 11/27/2017 (B)	500	593
CHS
8.000%, 11/15/2019	200	220

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
ConAgra Foods
3.200%, 01/25/2023	$790	$778
2.100%, 03/15/2018	86	87
1.900%, 01/25/2018	1,900	1,910
1.300%, 01/25/2016	1,416	1,425
Diageo Capital
4.828%, 07/15/2020	300	346
2.625%, 04/29/2023	775	743
1.125%, 04/29/2018	8,790	8,608
Diageo Investment
2.875%, 05/11/2022	3,730	3,720
ERAC USA Finance LLC
6.700%, 06/01/2034 (B)	221	263
5.625%, 03/15/2042 (B)	1,966	2,141
3.300%, 10/15/2022 (B)	606	597
2.750%, 03/15/2017 (B)	48	50
1.400%, 04/15/2016 (B)	11	11
Fomento Economico Mexicano
4.375%, 05/10/2043	1,693	1,526
2.875%, 05/10/2023	625	588
GlaxoSmithKline Capital
4.375%, 04/15/2014	200	207
Heineken
1.400%, 10/01/2017 (B) (C)	2,435	2,404
Imperial Tobacco Finance
2.050%, 02/11/2018 (B)	790	788
Kellogg
3.125%, 05/17/2022	178	180
1.750%, 05/17/2017	805	813
Kimberly-Clark
2.400%, 03/01/2022	36	35
Kraft Foods
6.500%, 08/11/2017	300	356
6.125%, 02/01/2018	380	447
5.375%, 02/10/2020	2,073	2,404
Kraft Foods Group
6.500%, 02/09/2040	1,660	2,095
6.125%, 08/23/2018	700	837
5.375%, 02/10/2020	2,272	2,646
5.000%, 06/04/2042	176	185
3.500%, 06/06/2022	8,635	8,877
Kroger
7.500%, 04/01/2031	610	767
6.150%, 01/15/2020	1,025	1,226
5.400%, 07/15/2040	45	48
3.400%, 04/15/2022 (C)	200	203
2.200%, 01/15/2017	80	82
Lorillard Tobacco
8.125%, 06/23/2019	570	721
Mallinckrodt International Finance
4.750%, 04/15/2023 (B)	2,655	2,692
Molson Coors Brewing
3.500%, 05/01/2022	220	225

100	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Novartis Capital
2.400%, 09/21/2022	$200	$193
PepsiCo
7.900%, 11/01/2018	339	444
3.000%, 08/25/2021	181	185
2.750%, 03/05/2022	1,370	1,360
1.250%, 08/13/2017	3,365	3,349
0.700%, 08/13/2015	2,550	2,554
Pernod-Ricard
5.750%, 04/07/2021 (B)	1,382	1,603
4.450%, 01/15/2022 (B)	3,150	3,361
4.250%, 07/15/2022 (B)	1,775	1,867
Pharmacia
8.700%, 10/15/2021	350	467
Philip Morris International
5.650%, 05/16/2018	510	605
4.125%, 03/04/2043	1,100	1,029
2.900%, 11/15/2021	1,920	1,931
2.625%, 03/06/2023	860	826
2.500%, 08/22/2022	1,780	1,706
President and Fellows of Harvard College
3.619%, 10/01/2037	635	596
Reynolds American
3.250%, 11/01/2022 (C)	810	787
SABMiller
5.500%, 08/15/2013 (B)	320	323
SABMiller Holdings
3.750%, 01/15/2022 (B)	565	594
Safeway
6.350%, 08/15/2017 (C)	2,406	2,770
Teva Pharmaceutical Finance BV
3.650%, 11/10/2021	1,020	1,061
2.950%, 12/18/2022	616	601
Teva Pharmaceutical Finance IV BV
3.650%, 11/10/2021	260	270
Teva Pharmaceutical Finance IV LLC
2.250%, 03/18/2020	1,094	1,078
Tyson Foods
4.500%, 06/15/2022	2,170	2,314
Walgreen
3.100%, 09/15/2022	234	231
Wal-Mart Stores
7.250%, 06/01/2013	187	187

		107,076

Energy — 2.8%
Alberta Energy
7.375%, 11/01/2031	200	248
Anadarko Holding
7.150%, 05/15/2028	150	181

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Anadarko Petroleum
8.700%, 03/15/2019	$150	$199
7.625%, 03/15/2014	450	474
6.950%, 06/15/2019	90	111
6.375%, 09/15/2017	3,740	4,410
5.950%, 09/15/2016	190	217
ANR Pipeline
9.625%, 11/01/2021	100	147
Apache
6.900%, 09/15/2018	180	224
6.000%, 09/15/2013	2,890	2,933
5.625%, 01/15/2017	370	423
4.750%, 04/15/2043	115	115
3.250%, 04/15/2022	76	77
2.625%, 01/15/2023	231	221
Arch Coal
7.000%, 06/15/2019 (C)	380	342
Baker Hughes
7.500%, 11/15/2018	2,020	2,600
BG Energy Capital
5.125%, 10/15/2041 (B)	200	218
4.000%, 10/15/2021 (B)	2,775	2,985
BP Capital Markets
5.250%, 11/07/2013	2,970	3,032
3.875%, 03/10/2015	630	664
3.625%, 05/08/2014	100	103
3.561%, 11/01/2021	210	219
3.245%, 05/06/2022	1,910	1,924
2.750%, 05/10/2023	1,565	1,491
2.500%, 11/06/2022	1,515	1,425
1.846%, 05/05/2017 (C)	429	435
1.375%, 11/06/2017	132	130
Burlington Resources
8.200%, 03/15/2025	400	556
Canadian Natural Resources
7.200%, 01/15/2032	150	191
6.450%, 06/30/2033	200	236
5.700%, 05/15/2017	228	263
Canadian Oil Sands
6.000%, 04/01/2042 (B)	1,787	1,958
4.500%, 04/01/2022 (B)	1,004	1,055
Cenovus Energy
4.450%, 09/15/2042	77	74
3.000%, 08/15/2022	45	44
CNOOC Finance 2013
3.000%, 05/09/2018	2,193	2,082
1.750%, 05/09/2018	2,040	2,008
1.125%, 05/09/2016	200	200
Conoco Funding
6.950%, 04/15/2029	1,135	1,504
ConocoPhillips
6.000%, 01/15/2020	460	563
5.750%, 02/01/2019	50	60

SEI Institutional Investments Trust / Annual Report / May 31, 2013	101

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
DCP Midstream Operating
4.950%, 04/01/2022	$2,239	$2,368
3.875%, 03/15/2023	1,580	1,550
3.250%, 10/01/2015	810	842
2.500%, 12/01/2017	2,720	2,750
Devon Energy
6.300%, 01/15/2019	330	391
5.600%, 07/15/2041 (C)	1,800	1,974
4.750%, 05/15/2042	157	153
3.250%, 05/15/2022	2,490	2,486
Devon Financing
7.875%, 09/30/2031	520	699
El Paso
6.950%, 06/01/2028	2,250	2,231
El Paso Pipeline Partners Operating LLC
6.500%, 04/01/2020	3,265	3,918
4.100%, 11/15/2015	1,855	1,984
Encana
6.500%, 05/15/2019	250	304
5.150%, 11/15/2041	2,525	2,520
Energen
4.625%, 09/01/2021	1,915	1,943
Energy Transfer Partners
6.500%, 02/01/2042	299	337
5.150%, 02/01/2043	505	488
3.600%, 02/01/2023	1,315	1,283
Eni
5.700%, 10/01/2040 (B)	900	907
Enterprise Products Operating
6.125%, 10/15/2039 (C)	170	199
5.950%, 02/01/2041	250	286
4.850%, 03/15/2044 (C)	500	497
Enterprise Products Operating LLC
9.750%, 01/31/2014	3,190	3,378
5.250%, 01/31/2020	70	80
3.350%, 03/15/2023	2,380	2,354
EOG Resources
4.100%, 02/01/2021	300	332
2.625%, 03/15/2023	88	85
Halliburton
6.150%, 09/15/2019	300	372
Hess
8.125%, 02/15/2019	2,490	3,205
7.875%, 10/01/2029 (C)	215	281
Husky Energy
7.250%, 12/15/2019	1,109	1,408
Kerr-McGee
6.950%, 07/01/2024	3,810	4,696
Kinder Morgan Energy Partners
6.000%, 02/01/2017	590	676
5.000%, 12/15/2013	1,030	1,054
5.000%, 08/15/2042	302	299

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
5.000%, 03/01/2043	$1,555	$1,533
3.950%, 09/01/2022	70	72
Marathon Petroleum
6.500%, 03/01/2041 (C)	838	1,008
Murphy Oil
3.700%, 12/01/2022	2,170	2,114
Nabors Industries
9.250%, 01/15/2019	250	316
5.000%, 09/15/2020	310	330
National Oilwell Varco
1.350%, 12/01/2017	81	80
Newfield Exploration
5.625%, 07/01/2024	435	457
Noble Energy
4.150%, 12/15/2021	2,710	2,935
Noble Holding International
5.250%, 03/15/2042	119	116
3.950%, 03/15/2022	40	41
Occidental Petroleum
3.125%, 02/15/2022	1,430	1,452
2.700%, 02/15/2023	1,324	1,279
1.750%, 02/15/2017	153	155
ONEOK Partners
2.000%, 10/01/2017	1,530	1,540
Panhandle Eastern Pipeline
8.125%, 06/01/2019	1,161	1,446
Pemex Project Funding Master Trust
6.625%, 06/15/2035	5,602	6,414
Petrobras Global Finance
4.375%, 05/20/2023	1,771	1,706
Petrobras Global Finance BV
3.000%, 01/15/2019	2,395	2,336
2.000%, 05/20/2016	3,905	3,887
1.894%, 05/20/2016 (A)	6,000	6,047
Petrobras International Finance
7.875%, 03/15/2019	200	241
6.750%, 01/27/2041	150	159
6.125%, 10/06/2016	1,300	1,450
5.750%, 01/20/2020	1,127	1,226
5.375%, 01/27/2021 (C)	4,680	4,948
Petrobras International Finance - Pifco
3.875%, 01/27/2016	1,480	1,544
3.500%, 02/06/2017	3,805	3,908
Petro-Canada
7.875%, 06/15/2026	100	136
6.800%, 05/15/2038	3,850	4,829
6.050%, 05/15/2018	260	308
Petroleos Mexicanos
5.500%, 06/27/2044 (B)	1,185	1,161
3.500%, 01/30/2023 (B)	3,155	2,997
Phillips 66
4.300%, 04/01/2022	57	61
2.950%, 05/01/2017	76	80

102	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
QEP Resources
5.375%, 10/01/2022	$550	$564
Rowan
5.400%, 12/01/2042	931	905
Schlumberger Investment
3.300%, 09/14/2021 (B)	163	170
Shell International Finance
6.375%, 12/15/2038	1,180	1,580
3.100%, 06/28/2015	165	174
Shell International Finance BV
4.375%, 03/25/2020	80	91
4.300%, 09/22/2019	1,000	1,142
Sinopec Group Overseas Development 2012
2.750%, 05/17/2017 (B)	1,150	1,179
Spectra Energy Capital LLC
8.000%, 10/01/2019	702	910
Statoil
5.250%, 04/15/2019	460	545
4.250%, 11/23/2041	80	81
3.150%, 01/23/2022	100	103
3.125%, 08/17/2017	200	214
2.450%, 01/17/2023	159	152
Sunoco Logistics Partners Operations
4.950%, 01/15/2043	394	380
Talisman Energy
7.750%, 06/01/2019	1,645	2,051
Tennessee Gas Pipeline
8.375%, 06/15/2032	2,000	2,809
8.000%, 02/01/2016	3,205	3,745
Texas Eastern Transmission
2.800%, 10/15/2022 (B)	415	402
Tosco
8.125%, 02/15/2030	100	144
7.800%, 01/01/2027	210	294
Total Capital
4.125%, 01/28/2021	74	82
2.300%, 03/15/2016	300	311
Total Capital Canada
1.450%, 01/15/2018	3,715	3,693
Total Capital International
2.875%, 02/17/2022	138	138
1.550%, 06/28/2017	150	150
0.750%, 01/25/2016	45	45
TransCanada Pipelines
7.125%, 01/15/2019	200	251
6.500%, 08/15/2018	425	522
Transocean
7.350%, 12/15/2041	33	41
6.500%, 11/15/2020	485	563
6.375%, 12/15/2021	2,746	3,205
5.050%, 12/15/2016	580	643
Valero Energy
7.500%, 04/15/2032	710	895

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Weatherford International
9.875%, 03/01/2039	$250	$360
6.750%, 09/15/2040	200	222
5.950%, 04/15/2042	50	51
4.500%, 04/15/2022	717	738
Western Gas Partners
5.375%, 06/01/2021	574	647
Williams
8.750%, 03/15/2032	2,162	2,887
7.875%, 09/01/2021	1,262	1,586
7.750%, 06/15/2031	339	417
7.500%, 01/15/2031	9	11
Williams Partners
5.250%, 03/15/2020	510	574
WPX Energy
6.000%, 01/15/2022	1,215	1,309

		179,960

Financials — 13.0%
ABB Treasury Center USA
2.500%, 06/15/2016 (B)	2,795	2,903
Abbey National Treasury Services
2.875%, 04/25/2014	750	764
ACE INA Holdings
5.875%, 06/15/2014	290	305
5.600%, 05/15/2015	380	415
2.700%, 03/13/2023	400	388
Aegon, Ser CMS
2.054%, 07/29/2049 (A)	2,180	1,522
Aflac
8.500%, 05/15/2019 (C)	165	220
6.450%, 08/15/2040	92	113
4.000%, 02/15/2022	227	240
AIG SunAmerica Global Financing X
6.900%, 03/15/2032 (B)	450	573
Allstate
7.450%, 05/16/2019	2,800	3,645
5.000%, 08/15/2014	300	315
Ally Financial
5.500%, 02/15/2017	750	802
American Campus Communities Operating Partnership
3.750%, 04/15/2023	1,705	1,690
American Express
7.000%, 03/19/2018	500	615
American Express Credit MTN
7.300%, 08/20/2013	500	507
5.125%, 08/25/2014	3,280	3,461
2.800%, 09/19/2016	389	409
1.750%, 06/12/2015	4,215	4,296
American Honda Finance MTN
7.625%, 10/01/2018 (B)	150	193
3.875%, 09/21/2020 (B)	2,840	3,067

SEI Institutional Investments Trust / Annual Report / May 31, 2013	103

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
2.600%, 09/20/2016 (B)	$246	$257
1.000%, 08/11/2015 (B)	2,400	2,416
American International Group
8.250%, 08/15/2018	1,370	1,741
6.400%, 12/15/2020	1,135	1,372
6.250%, 03/15/2037	3,530	3,883
4.875%, 06/01/2022 (C)	739	816
3.750%, 11/30/2013 (B)	230	234
American Tower‡
5.050%, 09/01/2020	1,122	1,228
4.500%, 01/15/2018	2,395	2,615
3.500%, 01/31/2023	1,189	1,153
American Tower Trust I‡
1.551%, 03/15/2018 (B)	135	134
Anadarko Finance
7.500%, 05/01/2031	313	413
ANZ New Zealand International
6.200%, 07/19/2013 (B)	475	478
3.125%, 08/10/2015 (B)	190	199
1.850%, 10/15/2015 (B)	950	971
Aon
6.250%, 09/30/2040	79	98
3.500%, 09/30/2015	46	49
3.125%, 05/27/2016	235	248
Associates Corp of North America
6.950%, 11/01/2018	418	507
Assurant
4.000%, 03/15/2023	920	919
2.500%, 03/15/2018	1,825	1,820
Australia & New Zealand Banking Group
4.875%, 01/12/2021 (B)	137	157
3.250%, 03/01/2016 (B)	200	212
2.400%, 11/23/2016 (B)	453	474
0.580%, 10/29/2049 (A)	1,400	826
Banco Santander Mexico
4.125%, 11/09/2022 (B)	1,945	1,921
Bank of America
7.625%, 06/01/2019	175	220
7.375%, 05/15/2014	980	1,040
6.500%, 08/01/2016	7,125	8,146
6.100%, 06/15/2017	6,825	7,784
6.000%, 09/01/2017	2,100	2,420
5.750%, 12/01/2017	3,310	3,790
5.650%, 05/01/2018	1,350	1,546
5.625%, 10/14/2016	7,865	8,858
5.625%, 07/01/2020	375	433
5.420%, 03/15/2017	4,530	4,984
5.000%, 05/13/2021	75	83
4.500%, 04/01/2015	6,060	6,411
3.875%, 03/22/2017 (C)	610	652
3.300%, 01/11/2023	4,132	4,003
2.000%, 01/11/2018	7,700	7,631
1.500%, 10/09/2015	6,210	6,246

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
0.580%, 06/15/2017 (A)	$2,710	$2,603
0.560%, 06/15/2016 (A)	2,700	2,623
Bank of Montreal MTN
2.550%, 11/06/2022	511	492
1.400%, 09/11/2017	689	684
1.300%, 10/31/2014 (B)	321	325
Bank of New York Mellon MTN
4.600%, 01/15/2020	160	181
3.550%, 09/23/2021	144	153
3.100%, 01/15/2015	125	130
2.950%, 06/18/2015 (C)	500	523
2.400%, 01/17/2017	398	412
Bank of Nova Scotia
3.400%, 01/22/2015	478	499
1.650%, 10/29/2015 (B) (C)	355	364
1.375%, 12/18/2017	300	297
Bank of Tokyo-Mitsubishi UFJ
3.850%, 01/22/2015 (B)	707	741
2.350%, 02/23/2017 (B)	295	303
Barclays Bank MTN
6.050%, 12/04/2017 (B) (C)	850	952
5.200%, 07/10/2014	350	367
5.000%, 09/22/2016	4,970	5,562
2.500%, 09/21/2015 (B) (C)	365	379
2.250%, 05/10/2017 (B) (C)	221	230
0.692%, 08/07/2049 (A)	380	213
BB&T MTN
6.850%, 04/30/2019 (C)	115	144
5.700%, 04/30/2014	620	649
4.900%, 06/30/2017	400	445
3.950%, 04/29/2016	555	600
3.375%, 09/25/2013	70	71
BBVA US Senior SAU
4.664%, 10/09/2015	3,520	3,661
3.250%, 05/16/2014	2,680	2,709
Bear Stearns
7.250%, 02/01/2018	3,430	4,191
6.400%, 10/02/2017	3,370	3,983
4.650%, 07/02/2018	3,000	3,358
Berkshire Hathaway
4.500%, 02/11/2043	610	601
3.750%, 08/15/2021 (C)	1,213	1,295
3.200%, 02/11/2015	1,410	1,473
3.000%, 02/11/2023	915	908
2.200%, 08/15/2016	75	78
Berkshire Hathaway Finance
5.400%, 05/15/2018 (C)	5,160	6,068
4.300%, 05/15/2043	920	876
3.000%, 05/15/2022	426	423
2.450%, 12/15/2015	187	196
BlackRock
6.250%, 09/15/2017 (C)	570	682
3.375%, 06/01/2022	180	186
Blackstone Holdings Finance LLC
5.875%, 03/15/2021 (B)	1,180	1,376

104	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
BNP Paribas MTN
2.375%, 09/14/2017	$2,130	$2,167
Boston Properties‡
3.850%, 02/01/2023	750	776
3.125%, 09/01/2023	1,790	1,734
Branch Banking & Trust
5.625%, 09/15/2016	325	370
Caisse Centrale Desjardins du Quebec
2.550%, 03/24/2016 (B) (C)	581	609
Canadian Imperial Bank of Commerce
2.600%, 07/02/2015 (B)	1,000	1,042
Capital One Bank USA
3.375%, 02/15/2023	300	296
Capital One Financial
7.375%, 05/23/2014	450	479
6.750%, 09/15/2017	740	892
4.750%, 07/15/2021 (C)	375	418
Caterpillar Financial Services MTN
7.150%, 02/15/2019	250	318
6.200%, 09/30/2013	3,440	3,506
5.850%, 09/01/2017	580	682
2.850%, 06/01/2022	155	155
CDP Financial
4.400%, 11/25/2019 (B)	300	339
Cedar Brakes I LLC
8.500%, 02/15/2014 (B)	197	201
Charles Schwab
3.225%, 09/01/2022	100	101
Chase Capital VI
0.899%, 08/01/2028 (A)	1,050	871
Citigroup
8.500%, 05/22/2019	600	786
8.125%, 07/15/2039 (C)	400	567
6.875%, 03/05/2038	3,555	4,553
6.500%, 08/19/2013	1,470	1,488
6.375%, 08/12/2014	3,285	3,492
6.125%, 05/15/2018	830	979
6.010%, 01/15/2015	1,900	2,045
6.000%, 12/13/2013	2,920	3,003
6.000%, 08/15/2017	4,345	5,032
5.875%, 01/30/2042	985	1,148
5.850%, 07/02/2013	655	658
5.850%, 08/02/2016	300	339
5.500%, 02/15/2017	11,465	12,741
5.375%, 08/09/2020	2,888	3,324
5.000%, 09/15/2014	1,740	1,820
4.700%, 05/29/2015 (C)	1,488	1,591
4.587%, 12/15/2015	114	124
4.500%, 01/14/2022	1,152	1,248
4.450%, 01/10/2017	2,609	2,853
4.050%, 07/30/2022	650	650

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
3.500%, 05/15/2023	$1,820	$1,712
2.650%, 03/02/2015	1,249	1,283
1.250%, 01/15/2016	230	230
0.823%, 08/25/2036 (A)	3,239	2,589
Citigroup Capital III
7.625%, 12/01/2036	2,000	2,510
CME Group
5.750%, 02/15/2014 (C)	177	183
3.000%, 09/15/2022	400	392
CNA Financial
5.875%, 08/15/2020	274	321
5.850%, 12/15/2014	200	214
Comerica
3.000%, 09/16/2015	145	152
CommonWealth‡
6.650%, 01/15/2018	255	283
5.875%, 09/15/2020	95	101
Commonwealth Bank of Australia
5.000%, 10/15/2019 (B)	900	1,042
3.750%, 10/15/2014 (B)	1,810	1,887
2.250%, 03/16/2017 (B) (C)	378	393
Commonwealth Bank of Australia NY
1.250%, 09/18/2015	2,730	2,760
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
11.000%, 12/31/2049 (A) (B)	2,043	2,738
5.800%, 09/30/2110 (B)	300	331
4.500%, 01/11/2021	300	330
3.875%, 02/08/2022	1,600	1,661
3.200%, 03/11/2015 (B)	700	729
Countrywide Financial
6.250%, 05/15/2016 (C)	1,170	1,300
Credit Agricole
8.375%, 12/31/2049 (A) (B) (C)	3,250	3,628
2.625%, 01/21/2014 (B)	790	799
Credit Suisse NY
6.000%, 02/15/2018	7,754	8,946
5.500%, 05/01/2014	125	131
Credit Suisse USA
5.125%, 08/15/2015	645	706
DDR‡
4.625%, 07/15/2022	2,205	2,356
3.375%, 05/15/2023 (C)	2,075	2,001
Deutsche Bank MTN
3.875%, 08/18/2014	295	306
DnB Boligkreditt
2.100%, 10/14/2015 (B)	1,057	1,091
Equity One‡
3.750%, 11/15/2022	791	781
ERAC USA Finance LLC
4.500%, 08/16/2021 (B)	175	189
2.250%, 01/10/2014 (B)	250	252

SEI Institutional Investments Trust / Annual Report / May 31, 2013	105

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
ERP Operating‡
5.750%, 06/15/2017	$500	$578
5.125%, 03/15/2016	1,000	1,108
4.625%, 12/15/2021 (C)	236	260
Farmers Exchange Capital
7.200%, 07/15/2048 (B)	1,788	2,179
7.050%, 07/15/2028 (B)	1,713	2,143
Farmers Insurance Exchange
8.625%, 05/01/2024 (B)	4,253	5,859
FDIC Structured Sale Guaranteed Notes
1.491%, 10/25/2013 (B) (D)	1,570	1,569
Federal Realty Investment Trust‡
3.000%, 08/01/2022	885	870
First Chicago NBD Institutional Capital I
0.824%, 02/01/2027 (A)	3,750	3,197
First Industrial MTN
7.500%, 12/01/2017	1,765	2,014
FMR LLC
6.450%, 11/15/2039 (B)	250	300
Ford Motor Credit LLC
8.125%, 01/15/2020 (C)	1,930	2,432
5.875%, 08/02/2021	7,633	8,694
4.207%, 04/15/2016	401	427
3.984%, 06/15/2016	555	589
3.000%, 06/12/2017	1,173	1,204
2.750%, 05/15/2015	1,708	1,747
General Electric Capital MTN
6.875%, 01/10/2039	2,730	3,486
6.750%, 03/15/2032	450	561
6.375%, 11/15/2067 (A)	5,735	6,115
6.150%, 08/07/2037	5,880	6,976
6.000%, 08/07/2019	920	1,104
5.875%, 01/14/2038 (C)	4,960	5,659
5.625%, 09/15/2017 (C)	800	926
5.625%, 05/01/2018	6,680	7,821
5.500%, 01/08/2020	480	561
5.400%, 02/15/2017	1,800	2,044
5.375%, 10/20/2016	1,500	1,694
5.300%, 02/11/2021 (C)	1,753	1,978
4.625%, 01/07/2021	3,640	4,020
3.100%, 01/09/2023 (C)	3,788	3,677
2.300%, 04/27/2017	600	617
2.250%, 11/09/2015	180	186
2.100%, 12/11/2019	356	355
1.625%, 07/02/2015	3,495	3,551
0.755%, 08/15/2036 (A)	3,035	2,463
0.653%, 05/05/2026 (A)	2,520	2,314
0.540%, 09/15/2014 (A)	4,090	4,093
0.404%, 03/20/2014 (A)	2,000	2,000
Glitnir Banki
7.451%, 09/14/2016 (B) (E) (F) (G)	500	—
6.693%, 06/15/2016 (B) (F)	4,480	—

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Goldman Sachs Capital II
4.000%, 06/01/2043 (A)	$13,260	$11,470
Goldman Sachs Group MTN
7.500%, 02/15/2019	1,520	1,884
6.750%, 10/01/2037	1,058	1,154
6.250%, 09/01/2017	1,400	1,628
6.250%, 02/01/2041 (C)	3,655	4,278
6.150%, 04/01/2018	7,800	9,068
6.000%, 05/01/2014	690	723
6.000%, 06/15/2020	2,335	2,734
5.950%, 01/18/2018	500	577
5.750%, 10/01/2016	1,505	1,706
5.750%, 01/24/2022	1,170	1,339
5.375%, 03/15/2020	2,635	2,995
5.250%, 10/15/2013	580	590
5.250%, 07/27/2021	9,480	10,561
3.625%, 02/07/2016	470	497
2.375%, 01/22/2018 (C)	3,012	3,028
0.676%, 07/22/2015 (A)	45	45
GTP Acquisition Partners I LLC
4.347%, 06/15/2016 (B)	606	640
Hartford Financial Services Group
5.125%, 04/15/2022	525	598
4.300%, 04/15/2043	1,325	1,250
HBOS MTN
6.750%, 05/21/2018 (B)	5,100	5,724
HBOS Capital Funding
6.071%, 06/30/2049 (A) (B)	1,220	1,113
HCP‡
6.300%, 09/15/2016	940	1,085
6.000%, 01/30/2017	2,313	2,647
5.650%, 12/15/2013	2,845	2,921
5.375%, 02/01/2021	105	121
3.750%, 02/01/2019	4,394	4,689
2.625%, 02/01/2020	6,620	6,324
Health Care‡
6.500%, 03/15/2041	1,650	1,981
5.250%, 01/15/2022	1,825	2,055
4.950%, 01/15/2021	6,340	6,998
4.700%, 09/15/2017	225	250
Healthcare Realty Trust‡
6.500%, 01/17/2017	85	97
5.750%, 01/15/2021	60	68
Highwoods Properties‡
7.500%, 04/15/2018	1,339	1,613
Hongkong & Shanghai Banking
0.438%, 07/22/2049 (A)	195	115
HSBC Bank
4.750%, 01/19/2021 (B)	400	451
4.125%, 08/12/2020 (B)	261	284
3.100%, 05/24/2016 (B)	5,097	5,389
1.625%, 07/07/2014 (B) (C)	728	737
0.610%, 06/29/2049 (A)	1,160	684
HSBC Bank USA NY
4.625%, 04/01/2014	300	310

106	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
HSBC Finance
6.676%, 01/15/2021	$2,800	$3,320
5.500%, 01/19/2016	600	663
4.750%, 07/15/2013	166	167
HSBC Holdings
5.100%, 04/05/2021	201	229
4.875%, 01/14/2022	300	336
4.000%, 03/30/2022	1,660	1,760
HSBC USA
2.375%, 02/13/2015	2,346	2,408
Hutchison Whampoa International 11
4.625%, 01/13/2022 (B)	1,735	1,838
Hutchison Whampoa International 12 II
3.250%, 11/08/2022 (B)	294	281
Hyundai Capital America
2.125%, 10/02/2017 (B)	650	642
ILFC E-Capital Trust II
6.250%, 12/21/2065 (A) (B)	1,200	1,128
ING Bank
3.750%, 03/07/2017 (B)	457	485
2.000%, 09/25/2015 (B)	200	203
ING US
3.150%, 02/15/2018 (B) (C)	350	356
International Lease Finance
6.750%, 09/01/2016 (B) (C)	5,590	6,324
6.500%, 09/01/2014 (B)	7,190	7,621
Intesa Sanpaolo MTN
3.875%, 01/16/2018	400	394
3.625%, 08/12/2015 (B)	940	949
3.125%, 01/15/2016	860	855
Itau Unibanco Holding
5.125%, 05/13/2023 (B)	1,217	1,212
Jefferies Group
8.500%, 07/15/2019	90	114
6.450%, 06/08/2027	590	655
6.250%, 01/15/2036	400	417
3.875%, 11/09/2015	171	180
John Deere Capital MTN
5.750%, 09/10/2018	300	359
2.250%, 04/17/2019	1,290	1,318
1.700%, 01/15/2020	65	63
1.200%, 10/10/2017	196	194
JPMorgan Chase
6.400%, 05/15/2038	385	477
6.000%, 10/01/2017	12,995	15,168
6.000%, 01/15/2018	400	467
5.400%, 01/06/2042	444	498
5.150%, 10/01/2015	240	261
5.125%, 09/15/2014	136	143
4.500%, 01/24/2022	750	813
4.350%, 08/15/2021	510	549
3.450%, 03/01/2016	1,015	1,076

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
3.375%, 05/01/2023	$2,390	$2,271
3.200%, 01/25/2023	2,240	2,187
1.625%, 05/15/2018	1,565	1,536
1.100%, 10/15/2015	4,010	4,011
0.610%, 06/13/2016 (A)	4,250	4,197
JPMorgan Chase Bank
6.000%, 07/05/2017	3,365	3,885
JPMorgan Chase Capital XIII
1.234%, 09/30/2034 (A)	2,150	1,784
JPMorgan Chase Capital XXIII
1.275%, 05/15/2047 (A)	4,697	3,711
Kaupthing Bank
7.125%, 05/19/2016 (B) (E) (F) (G)	12,000	1
KeyBank
5.800%, 07/01/2014	600	632
Landwirtschaftliche Rentenbank
1.375%, 10/23/2019	2,150	2,104
Lazard Group
7.125%, 05/15/2015	2,575	2,820
6.850%, 06/15/2017	3,615	4,141
Liberty Mutual Group
6.500%, 05/01/2042 (B)	1,054	1,232
5.000%, 06/01/2021 (B)	95	103
Lincoln National
4.850%, 06/24/2021	58	64
Lloyds TSB Bank MTN
5.800%, 01/13/2020 (B)	200	233
M&T Bank
6.875%, 12/29/2049 (B)	3,540	3,701
Macquarie Bank
5.000%, 02/22/2017 (B) (C)	652	716
Macquarie Group
7.625%, 08/13/2019 (B)	150	180
7.300%, 08/01/2014 (B)	480	511
6.250%, 01/14/2021 (B)	525	581
6.000%, 01/14/2020 (B) (C)	225	246
Manufacturers & Traders Trust
6.625%, 12/04/2017	250	301
Markel
5.000%, 03/30/2043	705	691
4.900%, 07/01/2022	1,120	1,231
3.625%, 03/30/2023	800	794
Massachusetts Mutual Life Insurance
8.875%, 06/01/2039 (B)	2,455	3,760
5.375%, 12/01/2041 (B)	66	74
MassMutual Global Funding II
3.125%, 04/14/2016 (B)	100	106
2.875%, 04/21/2014 (B)	122	125
2.500%, 10/17/2022 (B)	363	345
Merrill Lynch
6.875%, 04/25/2018	980	1,169
6.400%, 08/28/2017	1,600	1,860
5.700%, 05/02/2017	600	663

SEI Institutional Investments Trust / Annual Report / May 31, 2013	107

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
MetLife
7.717%, 02/15/2019	$1,750	$2,269
6.750%, 06/01/2016	2,950	3,435
6.400%, 12/15/2036	4,360	4,927
MetLife Institutional Funding II
1.182%, 04/04/2014 (A) (B)	153	154
Metropolitan Life Global Funding I
5.125%, 06/10/2014 (B) (C)	1,575	1,647
3.875%, 04/11/2022 (B)	1,125	1,189
3.650%, 06/14/2018 (B)	490	532
2.500%, 09/29/2015 (B)	2,935	3,044
2.000%, 01/10/2014 (B)	200	202
1.700%, 06/29/2015 (B)	497	506
1.500%, 01/10/2018 (B)	2,500	2,477
Morgan Stanley MTN
7.300%, 05/13/2019	4,160	5,097
6.625%, 04/01/2018	6,010	7,074
6.000%, 05/13/2014	5,705	5,975
5.950%, 12/28/2017	550	631
5.750%, 10/18/2016 (C)	190	213
5.750%, 01/25/2021	235	268
5.625%, 09/23/2019	2,170	2,458
5.550%, 04/27/2017	514	574
5.500%, 07/28/2021 (C)	2,164	2,441
5.450%, 01/09/2017 (C)	350	389
5.375%, 10/15/2015	100	109
4.750%, 03/22/2017	300	328
4.200%, 11/20/2014	1,851	1,928
1.750%, 02/25/2016	2,750	2,755
0.727%, 10/18/2016 (A)	3,700	3,597
Murray Street Investment Trust I
4.647%, 03/09/2017 (C) (H)	6,290	6,856
National Australia Bank
5.350%, 06/12/2013 (B)	5,545	5,551
3.750%, 03/02/2015 (B)	455	478
3.000%, 07/27/2016 (B)	1,000	1,057
1.600%, 08/07/2015	1,080	1,099
National Bank of Canada
2.200%, 10/19/2016 (B)	4,350	4,538
1.650%, 01/30/2014 (B)	271	273
National Capital Trust II
5.486%, 12/29/2049 (A) (B)	40	41
National City
4.900%, 01/15/2015	400	426
National City Bank MTN
5.800%, 06/07/2017	525	606
0.651%, 06/07/2017 (A)	3,000	2,967
National Rural Utilities Cooperative Finance
10.375%, 11/01/2018	1,530	2,177
2.350%, 06/15/2020	1,170	1,169
Nationwide Mutual Insurance
9.375%, 08/15/2039 (B)	460	672
6.600%, 04/15/2034 (B)	2,535	2,611
5.810%, 12/15/2024 (A) (B)	4,407	4,506

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
New York Life Global Funding
3.000%, 05/04/2015 (B)	$400	$418
New York Life Insurance
6.750%, 11/15/2039 (B)	1,355	1,774
Nomura Holdings
6.700%, 03/04/2020	298	352
4.125%, 01/19/2016	150	158
Nordea Bank MTN
4.875%, 05/13/2021 (B) (C)	3,010	3,238
3.700%, 11/13/2014 (B)	900	938
1.750%, 10/04/2013 (B)	200	201
1.625%, 05/15/2018 (B)	500	495
Northern Trust
5.500%, 08/15/2013	85	86
Northwestern Mutual Life Insurance
6.063%, 03/30/2040 (B)	2,470	3,026
Oversea-Chinese Banking
1.625%, 03/13/2015 (B)	200	203
PACCAR Financial MTN
1.600%, 03/15/2017	164	165
1.550%, 09/29/2014	140	142
Pacific Life Global Funding MTN
5.000%, 05/15/2017 (B)	170	178
Pacific Life Insurance
9.250%, 06/15/2039 (B)	560	804
PNC Bank
6.000%, 12/07/2017 (C)	250	293
2.700%, 11/01/2022	2,327	2,200
PNC Funding
5.125%, 02/08/2020 (C)	340	392
2.700%, 09/19/2016	88	92
Post Apartment Homes
4.750%, 10/15/2017	70	78
PPF Funding‡
5.500%, 01/15/2014 (B)	5,000	5,101
Pricoa Global Funding I
5.450%, 06/11/2014 (B)	300	315
1.600%, 05/29/2018 (B)	150	149
Principal Life Global Funding I
5.050%, 03/15/2015 (B)	750	804
Principal Life Income Funding Trusts MTN
5.100%, 04/15/2014	600	624
Private Export Funding
4.375%, 03/15/2019	4,660	5,389
2.125%, 07/15/2016	4,760	4,980
Prudential Holdings
8.695%, 12/18/2023 (B)	3,060	3,918
Prudential Holdings LLC
1.155%, 12/18/2017 (A) (B)	4,550	4,502
Prudential Insurance of America
8.300%, 07/01/2025 (B)	600	803
Reckson Operating Partnership‡
6.000%, 03/31/2016	95	104

108	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Royal Bank of Canada MTN
2.300%, 07/20/2016 (C)	$640	$665
1.200%, 09/19/2017	1,126	1,120
0.625%, 12/04/2015	2,970	2,960
0.471%, 06/29/2085 (A)	860	532
Royal Bank of Scotland Group
7.640%, 09/29/2017 (A) (C)	800	778
6.400%, 10/21/2019	1,950	2,305
6.125%, 12/15/2022	1,635	1,684
2.550%, 09/18/2015	4,192	4,306
Santander US Debt SAU
3.724%, 01/20/2015 (B)	2,580	2,622
Security Benefit Life Insurance
8.750%, 05/15/2016 (B)	5,200	6,057
Simon Property Group‡
10.350%, 04/01/2019	940	1,348
6.750%, 05/15/2014	165	172
5.650%, 02/01/2020 (C)	133	158
4.375%, 03/01/2021	130	144
4.125%, 12/01/2021	108	118
Skandinaviska Enskilda Banken
1.750%, 03/19/2018 (B)	3,942	3,925
SL Green Realty‡
7.750%, 03/15/2020	2,000	2,447
SLM MTN
8.450%, 06/15/2018	530	588
3.875%, 09/10/2015 (C)	2,360	2,407
Societe Generale
0.603%, 11/29/2049 (A)	680	375
0.500%, 11/29/2049 (A)	180	99
Sparebank 1 Boligkreditt
1.750%, 11/15/2019 (B)	541	526
Stadshypotek
1.875%, 10/02/2019 (B)	6,131	6,044
1.250%, 05/23/2018 (B)	2,840	2,791
Standard Chartered
3.950%, 01/11/2023 (B)	2,115	2,049
State Street
4.956%, 03/15/2018	2,560	2,881
4.300%, 05/30/2014	60	62
3.100%, 05/15/2023	24	23
Sumitomo Mitsui Banking
3.150%, 07/22/2015 (B)	1,010	1,056
3.100%, 01/14/2016 (B)	640	672
SunTrust Preferred Capital I
4.000%, 12/31/2049 (A)	2,533	2,204
Svenska Handelsbanken
3.125%, 07/12/2016	282	299
1.625%, 03/21/2018	3,980	3,969
Swedbank Hypotek
1.375%, 03/28/2018 (B)	4,375	4,329
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (B)	1,740	2,290

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Temasek Financial I MTN
2.375%, 01/23/2023 (B)	$1,660	$1,554
Toronto-Dominion Bank MTN
2.500%, 07/14/2016	538	562
2.200%, 07/29/2015 (B)	295	305
Toyota Motor Credit MTN
3.400%, 09/15/2021	2,690	2,808
3.200%, 06/17/2015	308	323
2.050%, 01/12/2017	215	220
2.000%, 09/15/2016	930	959
1.250%, 10/05/2017	2,740	2,713
Travelers
5.900%, 06/02/2019	145	178
Travelers Property Casualty
7.750%, 04/15/2026	300	413
UBS MTN
5.875%, 12/20/2017	303	355
5.750%, 04/25/2018	150	177
3.875%, 01/15/2015	785	824
2.250%, 08/12/2013	250	251
2.250%, 01/28/2014	732	739
UDR‡
6.050%, 06/01/2013	370	370
5.250%, 01/15/2015	75	80
4.250%, 06/01/2018	2,000	2,187
US Bancorp MTN
4.125%, 05/24/2021	134	147
3.000%, 03/15/2022	67	68
2.875%, 11/20/2014	415	429
2.450%, 07/27/2015	300	311
Ventas Realty‡
4.000%, 04/30/2019	3,553	3,839
3.250%, 08/15/2022	1,305	1,277
2.700%, 04/01/2020	860	819
Vesey Street Investment Trust I
4.404%, 09/01/2016	870	939
Wachovia
5.750%, 06/15/2017	690	797
5.750%, 02/01/2018	350	411
5.250%, 08/01/2014	650	683
0.616%, 10/28/2015 (A)	3,210	3,186
Wachovia Bank MTN
6.000%, 11/15/2017	4,220	4,967
0.610%, 03/15/2016 (A)	1,200	1,191
Wachovia Capital Trust III
5.570%, 12/31/2049 (A)	4,792	4,798
WEA Finance
7.125%, 04/15/2018 (B)	3,655	4,474
6.750%, 09/02/2019 (B)	721	885
Wells Fargo
5.625%, 12/11/2017	830	967
5.000%, 11/15/2014	1,085	1,150
4.600%, 04/01/2021	500	561
3.676%, 06/15/2016 (H)	2,980	3,201

SEI Institutional Investments Trust / Annual Report / May 31, 2013	109

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
3.500%, 03/08/2022 (C)	$250	$259
3.450%, 02/13/2023	1,490	1,459
1.500%, 01/16/2018	800	792
Wells Fargo Bank
4.750%, 02/09/2015	300	319
Wells Fargo Capital X
5.950%, 12/15/2036 (C)	860	881
Westpac Banking
4.875%, 11/19/2019	604	698
2.450%, 11/28/2016 (B) (C)	350	367
1.014%, 03/31/2014 (A) (B)	725	729
Woodbourne Capital Trust I
2.610%, 04/08/2049 (A) (B)	625	325
WR Berkley
4.625%, 03/15/2022	946	1,015
ZFS Finance USA Trust II
6.450%, 12/15/2065 (A) (B)	6,290	6,856

		840,233

Health Care — 1.5%
AbbVie
2.900%, 11/06/2022 (B)	7,265	7,066
2.000%, 11/06/2018 (B)	2,225	2,220
1.750%, 11/06/2017 (B) (C)	3,237	3,227
1.200%, 11/06/2015 (B)	4,060	4,076
Aetna
6.750%, 12/15/2037	60	77
4.500%, 05/15/2042	71	70
Amgen
5.750%, 03/15/2040	237	271
5.700%, 02/01/2019	100	118
5.650%, 06/15/2042	3,435	3,861
5.375%, 05/15/2043 (C)	2,815	3,086
5.150%, 11/15/2041	3,495	3,708
4.850%, 11/18/2014	50	53
4.500%, 03/15/2020	84	94
3.875%, 11/15/2021 (C)	200	214
Celgene
3.250%, 08/15/2022	2,363	2,357
1.900%, 08/15/2017	337	339
Express Scripts Holding
3.500%, 11/15/2016	4,530	4,863
2.100%, 02/12/2015	2,590	2,644
GlaxoSmithKline Capital
5.650%, 05/15/2018	1,590	1,890
2.850%, 05/08/2022	1,620	1,616
HCA
7.250%, 09/15/2020	1,165	1,281
5.750%, 03/15/2014 (C)	5,548	5,701
Hospira MTN
6.400%, 05/15/2015	20	22
Humana
7.200%, 06/15/2018	1,950	2,348
3.150%, 12/01/2022	640	621

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Medco Health Solutions
7.125%, 03/15/2018	$250	$307
2.750%, 09/15/2015	135	140
Medtronic
4.450%, 03/15/2020	1,210	1,363
Merck
2.800%, 05/18/2023	3,065	3,002
2.400%, 09/15/2022	156	150
1.300%, 05/18/2018	2,400	2,371
Perrigo
2.950%, 05/15/2023	1,455	1,407
Pfizer
4.300%, 06/15/2043	1,195	1,190
3.000%, 06/15/2023	1,990	1,985
1.500%, 06/15/2018	1,990	1,988
0.900%, 01/15/2017	5,975	5,957
Pharmacia
6.500%, 12/01/2018	430	532
Roche Holdings
6.000%, 03/01/2019 (B)	1,160	1,416
St. Jude Medical
3.250%, 04/15/2023	2,135	2,098
Stryker
1.300%, 04/01/2018	3,615	3,575
Thermo Fisher Scientific
3.600%, 08/15/2021	710	722
3.200%, 03/01/2016	1,425	1,495
UnitedHealth Group
6.625%, 11/15/2037	360	457
5.800%, 03/15/2036	560	655
5.700%, 10/15/2040	800	927
3.875%, 10/15/2020	870	934
3.375%, 11/15/2021	625	647
2.875%, 03/15/2023	150	146
Watson Pharmaceuticals
3.250%, 10/01/2022	112	110
WellPoint
6.000%, 02/15/2014	383	397
5.875%, 06/15/2017	350	406
4.625%, 05/15/2042	219	217
3.700%, 08/15/2021	2,430	2,508
3.300%, 01/15/2023	133	132
3.125%, 05/15/2022	3,742	3,692
1.250%, 09/10/2015	610	614
Wyeth
5.950%, 04/01/2037	2,260	2,768
Zoetis
4.700%, 02/01/2043 (B)	1,238	1,233
3.250%, 02/01/2023 (B)	340	336

		97,700

Industrials — 1.1%
ABB Finance USA
4.375%, 05/08/2042	47	48

110	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
2.875%, 05/08/2022	$117	$117
1.625%, 05/08/2017	81	81
ADT
4.875%, 07/15/2042	111	102
4.125%, 06/15/2023	48	48
3.500%, 07/15/2022	105	101
Air 2 US
8.027%, 10/01/2019 (B)	1,231	1,323
Air Canada, Pass-Through Trust, Ser 2013-1, Cl A
4.125%, 05/15/2025 (B)	141	144
American Airlines Pass-Through Trust, Ser 2011-2, Cl A
8.625%, 10/15/2021	251	265
American Airlines, Pass-Through Trust, Ser 2011-1, Cl A
5.250%, 01/31/2021 (C)	102	111
BAE Systems
5.800%, 10/11/2041 (B)	90	102
4.750%, 10/11/2021 (B)	3,955	4,319
BAE Systems Holdings
5.200%, 08/15/2015 (B)	360	389
Boeing
4.875%, 02/15/2020	2,440	2,834
Burlington Northern Santa Fe
7.290%, 06/01/2036	200	268
5.650%, 05/01/2017	200	230
4.375%, 09/01/2042	150	146
3.450%, 09/15/2021	60	62
Burlington Northern Santa Fe LLC
5.400%, 06/01/2041	200	223
4.700%, 10/01/2019	375	429
3.050%, 09/01/2022	300	299
Canadian National Railway
5.850%, 11/15/2017	150	177
5.550%, 05/15/2018	385	455
Cargill
7.350%, 03/06/2019 (B)	400	506
3.300%, 03/01/2022 (B)	200	203
Caterpillar
2.600%, 06/26/2022	123	121
Continental Airlines Pass-Through Trust, Ser 974A
6.900%, 01/02/2018	136	149
Continental Airlines Pass-Through Trust, Ser 199-2, Cl A-1
7.256%, 03/15/2020	1,071	1,216
Continental Airlines, Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/2022	2,566	2,912

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Continental Airlines, Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024	$127	$131
Continental Airlines, Pass-Through Trust, Ser 1999-1, Cl A
6.545%, 02/02/2019	434	487
Continental Airlines, Pass-Through Trust, Ser 2000-1 Cl A-1
8.048%, 11/01/2020	2,252	2,621
CRH America
6.000%, 09/30/2016	154	175
CSX
7.375%, 02/01/2019	460	580
4.250%, 06/01/2021	65	72
Danaher
3.900%, 06/23/2021	266	290
Deere
3.900%, 06/09/2042	64	61
2.600%, 06/08/2022	74	73
Delta Air Lines, Pass-Through Trust, Ser 2011-1, Cl A
5.300%, 04/15/2019	70	78
Delta Air Lines, Pass-Through Trust, Ser 2007-1, Cl A
6.821%, 08/10/2022	1,521	1,773
Delta Air Lines, Pass-Through Trust, Ser 2010-2, Cl A
4.950%, 05/23/2019 (C)	230	252
Delta Air Lines, Pass-Through Trust, Ser 2012-1, Cl A
4.750%, 05/07/2020	98	108
Eaton
7.625%, 04/01/2024	325	413
4.150%, 11/02/2042 (B)	530	502
4.000%, 11/02/2032 (B)	709	693
2.750%, 11/02/2022 (B) (C)	2,090	2,029
1.500%, 11/02/2017 (B)	1,062	1,050
Fluor
3.375%, 09/15/2021	308	318
General Electric
5.250%, 12/06/2017 (C)	250	289
4.125%, 10/09/2042 (C)	155	148
0.850%, 10/09/2015	1,060	1,062
Illinois Tool Works
3.900%, 09/01/2042 (C)	960	899
Ingersoll-Rand
6.391%, 11/15/2027	425	492
JetBlue Airways Private Trust, Ser 2004-2, Cl G1
0.650%, 08/15/2016 (A)	3,369	3,256

SEI Institutional Investments Trust / Annual Report / May 31, 2013	111

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Koninklijke Philips
7.200%, 06/01/2026	$300	$381
5.750%, 03/11/2018	100	118
3.750%, 03/15/2022	424	445
Lockheed Martin
4.070%, 12/15/2042	453	414
3.350%, 09/15/2021	3,435	3,520
2.125%, 09/15/2016	187	192
Norfolk Southern
6.000%, 05/23/2111	527	618
3.950%, 10/01/2042	129	118
Northrop Grumman
4.750%, 06/01/2043	1,580	1,562
3.250%, 08/01/2023	11,450	11,293
1.850%, 11/15/2015	2,380	2,464
Owens Corning
4.200%, 12/15/2022	1,128	1,159
Penske Truck Leasing LP
2.875%, 07/17/2018 (B)	1,094	1,127
Pitney Bowes
5.600%, 03/15/2018	100	110
Raytheon
3.125%, 10/15/2020	720	742
Republic Services
3.550%, 06/01/2022	125	127
Roper Industries
2.050%, 10/01/2018	2,220	2,211
Ryder System MTN
3.600%, 03/01/2016	132	139
2.500%, 03/01/2017	177	180
Union Pacific
4.875%, 01/15/2015	497	529
4.300%, 06/15/2042	100	99
4.163%, 07/15/2022 (C)	437	479
Union Pacific Railroad 2003 Pass-Through Trust
4.698%, 01/02/2024	154	167
United Parcel Service
2.450%, 10/01/2022	100	97
United Parcel Service of America
8.375%, 04/01/2020	140	189
United Technologies
8.875%, 11/15/2019	400	542
5.400%, 05/01/2035	640	740
4.500%, 06/01/2042	1,210	1,249
US Airways Pass-Through Trust, Ser 2012-2, Cl A
4.625%, 06/03/2025	5,270	5,415
US Airways Pass-Through Trust, Ser 2012-1, Cl A
5.900%, 10/01/2024	50	56
Waste Management
7.125%, 12/15/2017	1,650	1,988
4.750%, 06/30/2020	299	335

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
2.600%, 09/01/2016	$1,015	$1,057

		75,094

Information Technology — 0.4%
Apple
2.400%, 05/03/2023	4,738	4,519
0.523%, 05/03/2018 (A)	345	346
Arrow Electronics
6.875%, 06/01/2018	270	318
6.000%, 04/01/2020	225	250
3.375%, 11/01/2015	60	62
Cisco Systems
5.900%, 02/15/2039 (C)	250	307
5.500%, 01/15/2040 (C)	500	589
eBay
4.000%, 07/15/2042	84	74
2.600%, 07/15/2022	74	72
Hewlett-Packard
6.000%, 09/15/2041	400	404
4.650%, 12/09/2021	87	90
4.300%, 06/01/2021	200	201
2.600%, 09/15/2017 (C)	187	190
HP Enterprise Services LLC
7.450%, 10/15/2029	500	587
Intel
4.800%, 10/01/2041	293	301
4.000%, 12/15/2032	1,730	1,670
3.300%, 10/01/2021	312	323
International Business Machines
7.625%, 10/15/2018	365	475
4.000%, 06/20/2042	169	164
1.950%, 07/22/2016	126	130
1.625%, 05/15/2020	7,596	7,337
1.250%, 02/06/2017	189	189
Intuit
5.750%, 03/15/2017	765	863
Microsoft
4.500%, 10/01/2040	61	64
1.625%, 09/25/2015	405	415
0.875%, 11/15/2017	54	53
National Semiconductor
6.600%, 06/15/2017	480	574
3.950%, 04/15/2015	500	530
Oracle
6.500%, 04/15/2038	100	131
6.125%, 07/08/2039	163	207
5.375%, 07/15/2040	97	113
5.000%, 07/08/2019	450	527
1.200%, 10/15/2017	2,240	2,221
TSMC Global
1.625%, 04/03/2018 (B)	3,415	3,371
Xerox
8.250%, 05/15/2014	320	342
4.500%, 05/15/2021	80	85

112	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
2.950%, 03/15/2017	$165	$169

		28,263

Materials — 0.9%
Barrick
4.100%, 05/01/2023 (B)	6,280	5,970
3.850%, 04/01/2022	640	612
Barrick Gold
6.950%, 04/01/2019 (C)	1,530	1,810
Barrick North America Finance
5.750%, 05/01/2043 (B)	980	918
Barrick North America Finance LLC
4.400%, 05/30/2021	920	924
BHP Billiton Finance USA
6.500%, 04/01/2019	445	554
4.125%, 02/24/2042	147	145
3.250%, 11/21/2021	3,010	3,109
Celulosa Arauco y Constitucion
4.750%, 01/11/2022	1,150	1,175
Cliffs Natural Resources
4.875%, 04/01/2021 (C)	290	278
Codelco
4.750%, 10/15/2014 (B)	900	939
Dow Chemical
8.550%, 05/15/2019	377	502
5.250%, 11/15/2041 (C)	1,120	1,198
4.250%, 11/15/2020	118	129
3.000%, 11/15/2022	5,405	5,240
E.I. du Pont de Nemours
5.600%, 12/15/2036	275	328
4.900%, 01/15/2041	125	138
1.950%, 01/15/2016	162	167
Ecolab
4.350%, 12/08/2021	570	625
1.450%, 12/08/2017	246	242
Freeport-McMoRan Copper
3.550%, 03/01/2022	2,355	2,293
3.100%, 03/15/2020 (B)	860	841
2.375%, 03/15/2018 (B)	850	848
2.150%, 03/01/2017	404	408
Mosaic
4.875%, 11/15/2041	117	119
3.750%, 11/15/2021	98	102
Placer Dome
6.450%, 10/15/2035	200	207
Potash Corp of Saskatchewan
6.500%, 05/15/2019	250	307
4.875%, 03/30/2020	10	11
PPG Industries
9.000%, 05/01/2021	515	709
6.650%, 03/15/2018	645	782
Praxair
5.250%, 11/15/2014	205	219

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
5.200%, 03/15/2017	$215	$245
4.375%, 03/31/2014	250	258
Rio Tinto Finance USA
8.950%, 05/01/2014	265	285
6.500%, 07/15/2018	3,420	4,159
4.125%, 05/20/2021	770	815
3.750%, 09/20/2021	1,380	1,424
3.500%, 11/02/2020	77	80
Rock Tenn
4.000%, 03/01/2023	580	585
3.500%, 03/01/2020	570	582
Southern Copper
5.250%, 11/08/2042	3,910	3,389
Stauffer Chemical
7.268%, 04/15/2018 (D) (G)	860	319
7.072%, 04/15/2017 (D) (G)	350	158
Union Carbide
7.750%, 10/01/2096	200	235
7.500%, 06/01/2025	200	243
Vale
5.625%, 09/11/2042	1,208	1,126
Vale Overseas
8.250%, 01/17/2034	365	446
6.875%, 11/21/2036	2,958	3,175
4.375%, 01/11/2022	4,015	3,988
Xstrata Finance Canada
5.800%, 11/15/2016 (B)	390	439
4.250%, 10/25/2022 (B)	725	719
2.700%, 10/25/2017 (B)	1,900	1,920
2.050%, 10/23/2015 (B)	3,518	3,547

		59,986

Telecommunication Services — 1.5%
America Movil
5.625%, 11/15/2017	1,450	1,668
5.000%, 03/30/2020	740	814
3.125%, 07/16/2022	3,487	3,328
2.375%, 09/08/2016 (C)	1,368	1,405
AT&T
6.550%, 02/15/2039	1,710	2,104
6.300%, 01/15/2038	5,355	6,382
5.800%, 02/15/2019	500	599
5.500%, 02/01/2018 (C)	3,165	3,705
5.350%, 09/01/2040	1,431	1,531
4.450%, 05/15/2021	440	491
4.350%, 06/15/2045 (B)	686	636
4.300%, 12/15/2042 (B)	2,820	2,635
3.875%, 08/15/2021	860	921
2.625%, 12/01/2022 (C)	2,255	2,143
2.500%, 08/15/2015	2,170	2,248
1.600%, 02/15/2017	2,375	2,388
0.800%, 12/01/2015	3,923	3,918
BellSouth
6.875%, 10/15/2031	8	9

SEI Institutional Investments Trust / Annual Report / May 31, 2013	113

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
BellSouth Telecommunications
6.300%, 12/15/2015	$143	$149
British Telecommunications
5.950%, 01/15/2018	1,511	1,774
Cellco Partnership
8.500%, 11/15/2018	340	452
Centel Capital
9.000%, 10/15/2019	325	395
CenturyLink
7.600%, 09/15/2039	360	360
6.450%, 06/15/2021	540	579
Comcast Cable Communications LLC
8.875%, 05/01/2017	150	192
Comcast Cable Holdings LLC
10.125%, 04/15/2022	190	268
COX Communications
5.450%, 12/15/2014	323	346
Cox Enterprises
7.375%, 07/15/2027 (B)	170	215
Crown Castle Towers LLC
3.214%, 08/15/2015 (B)	290	300
Deutsche Telekom International Finance
5.750%, 03/23/2016	1,915	2,154
Deutsche Telekom International Finance BV
6.000%, 07/08/2019	600	724
2.250%, 03/06/2017 (B)	3,130	3,194
DIRECTV Holdings
6.000%, 08/15/2040	3,000	3,204
4.600%, 02/15/2021	400	431
3.800%, 03/15/2022	1,530	1,552
Discovery Communications
4.950%, 05/15/2042	115	116
4.875%, 04/01/2043	995	992
Discovery Communications LLC
4.375%, 06/15/2021	344	373
France Telecom
8.500%, 03/01/2031	370	529
2.750%, 09/14/2016	140	146
GTE
8.750%, 11/01/2021	600	806
6.840%, 04/15/2018	800	971
Intelsat Jackson Holdings
7.250%, 04/01/2019	485	523
News America
7.300%, 04/30/2028	500	613
6.650%, 11/15/2037	385	466
News America Holdings
8.875%, 04/26/2023	200	270
7.700%, 10/30/2025	200	256
Nippon Telegraph & Telephone
1.400%, 07/18/2017	200	199

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Pearson Funding Four
3.750%, 05/08/2022 (B)	$974	$993
Qwest
6.750%, 12/01/2021	593	681
Rogers Communications
3.000%, 03/15/2023	1,155	1,123
Sprint Capital
8.750%, 03/15/2032 (C)	390	454
TCI Communications
8.750%, 08/01/2015	701	817
7.125%, 02/15/2028	400	526
Telecom Italia Capital
6.999%, 06/04/2018	500	580
6.175%, 06/18/2014	65	68
5.250%, 11/15/2013	370	377
Telefonica Chile
3.875%, 10/12/2022 (B)	1,405	1,348
Telefonica Emisiones
6.421%, 06/20/2016	100	112
Telefonica Emisiones SAU
6.221%, 07/03/2017	690	777
5.877%, 07/15/2019	295	329
5.462%, 02/16/2021	69	74
5.134%, 04/27/2020	1,280	1,367
4.570%, 04/27/2023	1,570	1,565
Time Warner Entertainment
8.375%, 03/15/2023	232	309
Verizon Communications
8.750%, 11/01/2018	412	549
7.750%, 12/01/2030	3,940	5,308
6.350%, 04/01/2019	1,110	1,353
5.850%, 09/15/2035	150	170
5.500%, 02/15/2018	1,710	1,986
3.850%, 11/01/2042	1,935	1,668
3.500%, 11/01/2021	920	951
2.450%, 11/01/2022 (C)	470	440
Verizon Maryland
7.150%, 05/01/2023	600	601
Verizon New England
7.875%, 11/15/2029	500	639
Vodafone Group
5.450%, 06/10/2019	226	265
2.950%, 02/19/2023	4,050	3,904
1.625%, 03/20/2017	240	240
1.500%, 02/19/2018	2,675	2,643
0.900%, 02/19/2016	3,817	3,800
Windstream
8.125%, 09/01/2018	365	396
WPP Finance UK
8.000%, 09/15/2014	520	565

		96,452

114	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Utilities — 1.9%
AGL Capital
6.375%, 07/15/2016	$200	$231
5.875%, 03/15/2041	73	87
5.250%, 08/15/2019	170	199
4.400%, 06/01/2043	2,240	2,198
Alabama Power
6.125%, 05/15/2038	69	86
5.875%, 12/01/2022	275	333
5.500%, 10/15/2017	810	945
Alabama Power Capital Trust V
3.384%, 10/01/2042 (A)	100	100
Ameren
8.875%, 05/15/2014	2,080	2,232
Ameren Illinois
2.700%, 09/01/2022	2,400	2,359
American Electric Power
1.650%, 12/15/2017	2,382	2,367
American Water Capital
6.085%, 10/15/2017	400	470
Appalachian Power
5.950%, 05/15/2033	200	228
4.600%, 03/30/2021	150	167
Arizona Public Service
5.050%, 09/01/2041	219	243
Arizona Public Services
4.500%, 04/01/2042	63	64
Atmos Energy
4.950%, 10/15/2014	260	275
Boston Gas
4.487%, 02/15/2042 (B)	140	143
CenterPoint Energy
6.500%, 05/01/2018	271	327
CenterPoint Energy Resources
6.125%, 11/01/2017	320	379
4.500%, 01/15/2021	246	275
Cleveland Electric Illuminating
7.880%, 11/01/2017	310	382
CMS Energy
2.750%, 05/15/2014	1,250	1,271
Comision Federal de Electricidad
4.875%, 05/26/2021 (B)	249	269
Consolidated Edison of New York
6.650%, 04/01/2019	650	814
5.700%, 06/15/2040	154	190
3.950%, 03/01/2043	360	343
Consumers Energy
6.700%, 09/15/2019	400	511
3.950%, 05/15/2043	1,360	1,315
2.850%, 05/15/2022	56	57
Dominion Resources
8.875%, 01/15/2019	1,945	2,610
6.400%, 06/15/2018	460	558
5.250%, 08/01/2033	1,135	1,272

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
5.200%, 08/15/2019	$370	$433
4.900%, 08/01/2041	48	51
1.950%, 08/15/2016	950	974
DPL
7.250%, 10/15/2021	8	9
DTE Electric
5.400%, 08/01/2014	50	53
2.650%, 06/15/2022	66	65
Duke Energy
3.550%, 09/15/2021	722	753
1.625%, 08/15/2017	1,135	1,134
Duke Energy Carolinas
4.250%, 12/15/2041	120	118
3.900%, 06/15/2021	200	220
Duke Energy Carolinas LLC
6.000%, 01/15/2038	48	60
5.100%, 04/15/2018	385	448
4.300%, 06/15/2020	195	220
Duke Energy Florida
3.850%, 11/15/2042	4,160	3,853
Duke Energy Indiana
4.200%, 03/15/2042	1,595	1,547
3.750%, 07/15/2020	180	195
Duke Energy Progress
5.300%, 01/15/2019	400	474
5.125%, 09/15/2013	790	801
4.100%, 05/15/2042	935	902
3.000%, 09/15/2021	111	114
2.800%, 05/15/2022	121	121
Electricite de France
4.600%, 01/27/2020 (B)	690	767
Enel Finance International
5.125%, 10/07/2019 (B)	500	541
Entergy Louisiana LLC
6.500%, 09/01/2018	500	598
Exelon
5.625%, 06/15/2035	2,225	2,433
Exelon Generation
5.750%, 10/01/2041	86	93
4.000%, 10/01/2020	588	614
FirstEnergy
4.250%, 03/15/2023	1,640	1,617
2.750%, 03/15/2018	650	651
FirstEnergy, Ser C
7.375%, 11/15/2031	3,765	4,250
Florida Gas Transmission LLC
3.875%, 07/15/2022 (B)	3,600	3,761
Florida Power & Light
5.950%, 10/01/2033	150	189
5.125%, 06/01/2041	197	229
Georgia Power
4.300%, 03/15/2043	785	764
Great Plains Energy
4.850%, 06/01/2021	27	30

SEI Institutional Investments Trust / Annual Report / May 31, 2013	115

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Indiana Michigan Power
7.000%, 03/15/2019	$170	$210
Jersey Central Power & Light
7.350%, 02/01/2019	500	622
John Sevier Combined Cycle Generation
4.626%, 01/15/2042	253	276
Kansas City Power & Light
5.300%, 10/01/2041	350	377
KCP&L Greater Missouri Operations
8.270%, 11/15/2021	2,894	3,526
Massachusetts Electric
5.900%, 11/15/2039 (B)	210	255
Metropolitan Edison
3.500%, 03/15/2023 (B)	5,050	5,025
MidAmerican Energy
5.300%, 03/15/2018	750	876
MidAmerican Energy Holdings
6.500%, 09/15/2037	3,200	4,059
Mirant Mid Atlantic Pass-Through Trust
10.060%, 12/30/2028	229	258
Nevada Power
7.125%, 03/15/2019	400	506
6.500%, 08/01/2018	290	357
5.450%, 05/15/2041	150	177
5.375%, 09/15/2040	45	52
NextEra Energy Capital Holdings
5.350%, 06/15/2013	125	125
Niagara Mohawk Power
4.881%, 08/15/2019 (B)	180	205
4.119%, 11/28/2042 (B)	895	849
Nisource Finance
6.800%, 01/15/2019 (C)	3,747	4,523
5.800%, 02/01/2042	471	521
Northern States Power
6.250%, 06/01/2036	350	457
5.350%, 11/01/2039	56	67
2.600%, 05/15/2023	1,195	1,168
Oncor Electric Delivery
6.800%, 09/01/2018	4,660	5,750
4.550%, 12/01/2041	1,500	1,513
Pacific Gas & Electric
8.250%, 10/15/2018	1,570	2,068
5.800%, 03/01/2037	750	896
5.400%, 01/15/2040	156	178
4.500%, 12/15/2041	180	183
4.450%, 04/15/2042	2,443	2,453
3.250%, 09/15/2021	35	36
PacifiCorp
6.250%, 10/15/2037	310	400
5.650%, 07/15/2018	600	716
5.500%, 01/15/2019	400	477

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
PG&E
5.750%, 04/01/2014	$80	$83
Potomac Electric Power
4.150%, 03/15/2043	785	784
PPL Capital Funding
4.700%, 06/01/2043	1,345	1,290
4.200%, 06/15/2022	780	812
3.400%, 06/01/2023	995	975
PPL Energy Supply
4.600%, 12/15/2021	230	243
Progress Energy
6.000%, 12/01/2039	200	239
3.150%, 04/01/2022	809	807
PSEG Power
5.125%, 04/15/2020	120	134
4.150%, 09/15/2021	72	76
PSEG Power LLC
5.500%, 12/01/2015	445	492
5.320%, 09/15/2016	126	141
2.750%, 09/15/2016	1,055	1,093
Public Service Electric & Gas
5.375%, 11/01/2039	97	116
3.650%, 09/01/2042	113	104
2.700%, 05/01/2015	135	140
Public Service of New Mexico
7.950%, 05/15/2018	3,000	3,688
Public Service of Oklahoma
5.150%, 12/01/2019	220	252
Sabine Pass LNG
7.500%, 11/30/2016	710	792
7.500%, 11/30/2016 (B)	230	245
San Diego Gas & Electric
6.000%, 06/01/2026	400	512
3.950%, 11/15/2041	41	40
Sempra Energy
9.800%, 02/15/2019	100	138
8.900%, 11/15/2013	400	415
6.500%, 06/01/2016	135	156
6.000%, 10/15/2039	170	205
2.875%, 10/01/2022	140	137
2.000%, 03/15/2014	234	236
Sierra Pacific Power
5.450%, 09/01/2013	500	506
Southern
4.150%, 05/15/2014	85	88
1.950%, 09/01/2016	130	134
Southern California Edison
6.650%, 04/01/2029	200	259
5.500%, 03/15/2040	170	204
4.650%, 04/01/2015	200	215
Southern Power
5.150%, 09/15/2041	44	48
Southern Star Central Gas Pipeline
6.000%, 06/01/2016 (B)	655	719

116	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Southern Union
8.250%, 11/15/2029	$4,295	$5,468
3.292%, 11/01/2066 (A)	485	444
Southwestern Electric Power
6.450%, 01/15/2019	672	809
3.550%, 02/15/2022	1,550	1,587
Southwestern Public Service
8.750%, 12/01/2018	300	394
Texas-New Mexico Power
6.950%, 04/01/2043 (B)	1,487	1,961
Virginia Electric and Power
5.400%, 04/30/2018	695	820
2.950%, 01/15/2022	1,470	1,509
Wisconsin Electric Power
3.650%, 12/15/2042	183	170
2.950%, 09/15/2021	14	14

		121,237

Total Corporate Obligations (Cost $1,610,668) ($ Thousands)		1,688,254

ASSET-BACKED SECURITIES — 9.9%

Automotive — 2.0%
Ally Auto Receivables Trust, Ser 2010-2, Cl A4
2.090%, 05/15/2015	674	678
Ally Auto Receivables Trust, Ser 2010-3, Cl A4
1.550%, 08/17/2015	357	359
Ally Auto Receivables Trust, Ser 2010-4, Cl A3
0.910%, 11/17/2014	48	48
Ally Auto Receivables Trust, Ser 2010-4, Cl A4
1.350%, 12/15/2015	2,758	2,775
Ally Auto Receivables Trust, Ser 2010-5, Cl A4
1.750%, 03/15/2016	5,646	5,701
Ally Auto Receivables Trust, Ser 2011-1, Cl A3
1.380%, 01/15/2015	71	71
Ally Auto Receivables Trust, Ser 2011-1, Cl A4
2.230%, 03/15/2016	6,948	7,054
Ally Auto Receivables Trust, Ser 2012-1, Cl A2
0.710%, 09/15/2014	505	506
Ally Auto Receivables Trust, Ser 2012-1, Cl A3
0.930%, 02/16/2016	355	356
Ally Auto Receivables Trust, Ser 2012-4, Cl A2
0.480%, 05/15/2015	5,872	5,874

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Ally Auto Receivables Trust, Ser 2012-5, Cl A2
0.450%, 07/15/2015	$10,085	$10,088
Ally Auto Receivables Trust, Ser 2013-1, Cl A3
0.630%, 05/15/2017	3,215	3,210
Ally Auto Receivables Trust, Ser 2013-1, Cl A4
0.840%, 02/15/2018	3,399	3,378
Ally Master Owner Trust, Ser 2011-3, Cl A2
1.810%, 05/15/2016	5,738	5,805
Ally Master Owner Trust, Ser 2012-1, Cl A2
1.440%, 02/15/2017	1,960	1,982
American Credit Acceptance Receivables Trust, Ser 2012-1, Cl A2
3.040%, 10/15/2015 (B)	131	132
American Credit Acceptance Receivables Trust, Ser 2012-2, Cl A
1.890%, 07/15/2016 (B)	663	667
American Credit Acceptance Receivables Trust, Ser 2012-3, Cl A
1.640%, 11/15/2016 (B)	639	639
AmeriCredit Automobile Receivables Trust, Ser 2010-3, Cl A3
1.140%, 04/08/2015	74	74
AmeriCredit Automobile Receivables Trust, Ser 2010-4, Cl A3
1.270%, 04/08/2015	39	39
AmeriCredit Automobile Receivables Trust, Ser 2011-1, Cl A3
1.390%, 09/08/2015	86	87
AmeriCredit Automobile Receivables Trust, Ser 2012-1, Cl A2
0.910%, 10/08/2015	122	123
AmeriCredit Automobile Receivables Trust, Ser 2012-3, Cl A2
0.710%, 12/08/2015	347	348
AmeriCredit Automobile Receivables Trust, Ser 2012-3, Cl A3
0.960%, 01/09/2017	299	300
AmeriCredit Automobile Receivables Trust, Ser 2012-4, Cl A2
0.490%, 04/08/2016	3,089	3,089

SEI Institutional Investments Trust / Annual Report / May 31, 2013	117

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
AmeriCredit Automobile Receivables Trust, Ser 2012-4, Cl A3
0.670%, 06/08/2017	$2,170	$2,170
AmeriCredit Automobile Receivables Trust, Ser 2012-5, Cl A2
0.510%, 01/08/2016	700	700
AmeriCredit Automobile Receivables Trust, Ser 2012-5, Cl A3
0.620%, 06/08/2017	232	232
Avis Budget Rental Car Funding LLC, Ser 2010-5A, Cl A
3.150%, 03/20/2017 (B)	440	462
Avis Budget Rental Car Funding LLC, Ser 2012-2A, Cl A
2.802%, 05/20/2018 (B)	1,050	1,098
Avis Budget Rental Car Funding LLC, Ser 2013-1A, Cl A
1.920%, 09/20/2019 (B)	900	899
Avis Budget Rental Car Funding, Ser 2012-3A, Cl A
2.100%, 03/20/2019 (B)	1,700	1,718
Bank of America Auto Trust, Ser 2010-1A, Cl A4
2.180%, 02/15/2017 (B)	61	61
Bank of America Auto Trust, Ser 2010-2, Cl A4
1.940%, 06/15/2017	968	974
BMW Vehicle Lease Trust, Ser 2012-1, Cl A3
0.750%, 02/20/2015	342	343
California Republic Auto Receivables Trust, Ser 2012-1, Cl A
1.180%, 08/15/2017 (B)	829	828
Capital Auto Receivables Asset Trust, Ser 2013-1, Cl A3
0.790%, 06/20/2017	4,777	4,767
CarMax Auto Owner Trust, Ser 2011-1, Cl A3
1.380%, 09/15/2015	223	223
CarMax Auto Owner Trust, Ser 2011-1, Cl A4
2.290%, 09/15/2016	530	540
CarNow Auto Receivables Trust, Ser 2012-1A, Cl A
2.090%, 01/15/2015 (B)	49	49
CPS Auto Trust, Ser 2011-B, Cl A
3.680%, 09/17/2018 (B)	339	348
CPS Auto Trust, Ser 2011-C, Cl A
4.210%, 03/15/2019 (B)	343	356

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
CPS Auto Trust, Ser 2012-A, Cl A
2.780%, 06/17/2019 (B)	$151	$154
CPS Auto Trust, Ser 2012-B, Cl A
3.090%, 09/16/2019 (B)	900	911
CPS Auto Trust, Ser 2012-C, Cl A
1.820%, 12/16/2019 (B)	588	592
CPS Auto Trust, Ser 2012-D, Cl A
1.480%, 03/16/2020 (B)	398	399
Credit Acceptance Auto Loan Trust, Ser 2012-2A, Cl A
1.520%, 03/16/2020 (B)	605	608
DT Auto Owner Trust, Ser 2012-2A, Cl A
0.910%, 11/16/2015 (B)	178	178
Exeter Automobile Receivables Trust, Ser 2012-2A, Cl A
1.300%, 06/15/2017 (B)	513	516
First Investors Auto Owner Trust, Ser 2012-2A, Cl A2
1.470%, 05/15/2018 (B)	499	503
First Investors Auto Owner Trust, Ser 2013-1A, Cl A2
0.900%, 10/15/2018 (B)	200	200
Ford Credit Auto Owner Trust, Ser 2012-A, Cl A3
0.840%, 08/15/2016	351	352
Ford Credit Auto Owner Trust, Ser 2012-B, Cl A2
0.570%, 01/15/2015	2,373	2,374
Ford Credit Auto Owner Trust, Ser 2012-C, Cl A2
0.470%, 04/15/2015	944	945
Ford Credit Auto Owner Trust, Ser 2013-B, Cl A2
0.380%, 02/15/2016	840	840
Ford Credit Floorplan Master Owner Trust, Ser 2012-4, Cl A1
0.740%, 09/15/2016	4,875	4,887
Harley-Davidson Motorcycle Trust, Ser 2010-1, Cl A3
1.160%, 02/15/2015	2	2
Hertz Vehicle Financing LLC, Ser 2009-2A, Cl A2
5.290%, 03/25/2016 (B)	700	749
Hertz Vehicle Financing LLC, Ser 2013-1A, Cl A2
1.830%, 08/25/2019 (B)	1,300	1,295
Honda Auto Receivables Owner Trust, Ser 2010-2, Cl A4
1.930%, 08/18/2016	1,211	1,213

118	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Honda Auto Receivables Owner Trust, Ser 2010-3, Cl A4
0.940%, 12/21/2016	$4,914	$4,921
Honda Auto Receivables Owner Trust, Ser 2012-1, Cl A3
0.770%, 01/15/2016	108	108
Honda Auto Receivables Owner Trust, Ser 2012-1, Cl A4
0.970%, 04/16/2018	56	56
Honda Auto Receivables Owner Trust, Ser 2012-3, Cl A2
0.460%, 12/15/2014	2,199	2,200
Honda Auto Receivables Owner Trust, Ser 2013-1, Cl A2
0.350%, 06/22/2015	6,410	6,410
Huntington Auto Trust, Ser 2012-1, Cl A3
0.810%, 09/15/2016	193	194
Hyundai Auto Receivables Trust, Ser 2010-B, Cl A3
0.970%, 04/15/2015	84	84
Hyundai Auto Receivables Trust, Ser 2011-A, Cl A3
1.160%, 04/15/2015	144	145
Hyundai Auto Receivables Trust, Ser 2011-A, Cl A4
1.780%, 12/15/2015	365	370
Hyundai Auto Receivables Trust, Ser 2011-B, Cl A4
1.650%, 02/15/2017	288	292
LAI Vehicle Lease Securitization Trust, Ser 2010-A, Cl A
2.550%, 09/15/2016 (B)	75	75
Mercedes-Benz Auto Receivables Trust, Ser 2011-1, Cl A3
0.850%, 03/16/2015	1,681	1,684
MMCA Automobile Trust, Ser 2011-A, Cl A4
2.020%, 10/17/2016 (B)	1,097	1,108
MMCA Automobile Trust, Ser 2012-A, Cl A4
1.890%, 08/15/2017 (B)	700	706
Nissan Auto Receivables Owner Trust, Ser 2010-A, Cl A3
0.870%, 07/15/2014	49	49
Nissan Auto Receivables Owner Trust, Ser 2011-A, Cl A3
1.180%, 02/16/2015	881	883
Nissan Auto Receivables Owner Trust, Ser 2012-B, Cl A2
0.390%, 04/15/2015	1,059	1,060
Santander Drive Auto Receivables Trust, Ser 2010-A, Cl A4
2.390%, 06/15/2017 (B)	400	406

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Santander Drive Auto Receivables Trust, Ser 2011-2, Cl A3
1.290%, 02/16/2015	$468	$469
Santander Drive Auto Receivables Trust, Ser 2011-S2A, Cl B
2.060%, 06/15/2017 (B)	78	78
Santander Drive Auto Receivables Trust, Ser 2011-S2A, Cl D
3.350%, 06/15/2017 (B)	105	106
Santander Drive Auto Receivables Trust, Ser 2012-1, Cl A2
1.250%, 04/15/2015	154	154
Santander Drive Auto Receivables Trust, Ser 2012-2, Cl A2
0.910%, 05/15/2015	109	109
Santander Drive Auto Receivables Trust, Ser 2012-2, Cl A3
1.220%, 12/15/2015	133	134
Santander Drive Auto Receivables Trust, Ser 2012-3, Cl A2
0.830%, 04/15/2015	1,547	1,548
Santander Drive Auto Receivables Trust, Ser 2012-3, Cl A3
1.080%, 04/15/2016	165	166
Santander Drive Auto Receivables Trust, Ser 2012-5, Cl A2
0.570%, 12/15/2015	1,595	1,595
Santander Drive Auto Receivables Trust, Ser 2012-5, Cl A3
0.830%, 12/15/2016	1,331	1,335
Santander Drive Auto Receivables Trust, Ser 2012-6, Cl A2
0.470%, 09/15/2015	2,000	2,000
Santander Drive Auto Receivables Trust, Ser 2012-6, Cl A3
0.620%, 07/15/2016	1,663	1,664
Santander Drive Auto Receivables Trust, Ser 2013-2, Cl A3
0.700%, 09/15/2017	5,911	5,907
Santander Drive Auto Receivables Trust, Ser 2013-3, Cl A2
0.550%, 09/15/2016	5,757	5,757
SNAAC Auto Receivables Trust, Ser 2012-1A, Cl A
1.780%, 06/15/2016 (B)	117	118
Toyota Auto Receivables Owner Trust, Ser 2011-A, Cl A4
1.560%, 05/15/2015	415	419
Toyota Auto Receivables Owner Trust, Ser 2012-A, Cl A2
0.570%, 10/15/2014	1,592	1,593
United Auto Credit Securitization Trust, Ser 2012-1, Cl A2
1.100%, 03/16/2015 (B)	295	295

SEI Institutional Investments Trust / Annual Report / May 31, 2013	119

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Volkswagen Auto Lease Trust, Ser 2012-A, Cl A3
0.870%, 07/20/2015	$687	$690
Volkswagen Auto Loan Enhanced Trust, Ser 2012-1, Cl A3
0.850%, 08/22/2016	426	428
Volkswagen Auto Loan Enhanced Trust, Ser 2012-2, Cl A2
0.330%, 07/20/2015	1,981	1,981
Westlake Automobile Receivables Trust, Ser 2011-1A, Cl A3
1.490%, 06/16/2014 (B)	45	45
World Omni Automobile Lease Securitization Trust, Ser 2012-A, Cl A2
0.710%, 01/15/2015	159	159
World Omni Automobile Lease Securitization Trust, Ser 2012-A, Cl A3
0.930%, 11/16/2015	181	182

		133,552

Credit Cards — 0.9%
American Express Credit Account Master Trust, Ser 2009-2, Cl A
1.449%, 03/15/2017 (A)	1,127	1,143
American Express Credit Account Master Trust, Ser 2012-4, Cl A
0.439%, 05/15/2020 (A)	5,180	5,178
American Express Issuance Trust II, Ser 2013-1, Cl A
0.479%, 02/15/2019 (A)	4,381	4,382
Bank of America Credit Card Trust, Ser 2007-A6, Cl A6
0.259%, 09/15/2016 (A)	9,714	9,716
Chase Issuance Trust, Ser 2008-A13, Cl A13
1.780%, 09/15/2015 (A)	5,921	5,948
Chase Issuance Trust, Ser 2012-A1, Cl A1
0.299%, 05/16/2016 (A)	4,159	4,159
Chase Issuance Trust, Ser 2012-A10, Cl A10
0.459%, 12/16/2019 (A)	1,239	1,239
Chase Issuance Trust, Ser 2012-A6, Cl A
0.329%, 08/15/2017 (A)	8,308	8,308
Chase Issuance Trust, Ser 2012-A8, Cl A8
0.540%, 10/16/2017	2,377	2,370
Chase Issuance Trust, Ser 2013-A3, Cl A3
0.479%, 04/15/2020 (A)	4,041	4,041

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Discover Card Execution Note Trust, Ser 2013-A1, Cl A1
0.499%, 08/17/2020 (A)	$1,768	$1,764
GE Capital Credit Card Master Note Trust, Ser 2011-1, Cl A
0.749%, 01/17/2017 (A)	1,756	1,761
MBNA Credit Card Master Note Trust, Ser 2003-A10, Cl A10
0.459%, 03/15/2016 (A)	2,336	2,338
World Financial Network Credit Card Master Trust, Ser 2013-B, Cl A
0.910%, 03/16/2020	4,088	4,088

		56,435

Mortgage Related Securities — 1.0%
Aames Mortgage Trust, Ser 2002-1, Cl A3
6.531%, 06/25/2032	46	45
Accredited Mortgage Loan Trust, Ser 2005-3, Cl A2D
0.560%, 09/25/2035 (A)	1,200	1,186
AFC Home Equity Loan Trust, Ser 2000-1, Cl 2A
0.433%, 03/25/2030 (A)	1,865	1,073
Argent Securities, Ser 2004-W5, Cl AV2
0.713%, 04/25/2034 (A)	1,113	1,114
Asset-Backed Funding Certificates, Ser 2005-AQ1, Cl A4
5.010%, 06/25/2035	597	604
Asset-Backed Funding Certificates, Ser 2005-WMC1, Cl M1
0.853%, 06/25/2035 (A)	59	58
Asset-Backed Securities Home Equity Loan Trust, Ser 2003-HE7, Cl M1
1.174%, 12/15/2033 (A)	2,714	2,563
Asset-Backed Securities Home Equity Loan Trust, Ser 2005-HE6, Cl M2
0.703%, 07/25/2035 (A)	977	967
Bear Stearns Asset-Backed Securities Trust, Ser 2003-2, Cl A3
1.693%, 03/25/2043 (A)	2,075	2,037
Bear Stearns Asset-Backed Securities Trust, Ser 2005-HE12, Cl 1A3
0.583%, 12/25/2035 (A)	4,488	4,360

120	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Bear Stearns Asset-Backed Securities Trust, Ser 2005-TC2, Cl A3
0.563%, 08/25/2035 (A)	$5,424	$5,346
Bear Stearns Asset-Backed Securities Trust, Ser 2006-HE1, Cl 1A2
0.413%, 12/25/2035 (A)	13	13
Centex Home Equity, Ser 2003-B, Cl AF4
3.235%, 02/25/2032	96	95
Centex Home Equity, Ser 2003-B, Cl AF6
3.173%, 06/25/2033 (A)	65	65
Centex Home Equity, Ser 2006-A, Cl AV4
0.443%, 06/25/2036 (A)	75	68
Citicorp Residential Mortgage Securities, Ser 2006-2, Cl A4
5.775%, 09/25/2036	3,949	4,016
Citicorp Residential Mortgage Securities, Ser 2007-1, Cl A5
6.046%, 03/25/2037	990	927
Conseco Finance Home Loan Trust, Ser 2001-D, Cl A5
6.690%, 11/15/2032 (A)	1,247	1,252
Contimortgage Home Equity Trust, Ser 1997-2, Cl A9
7.090%, 04/15/2028	1	1
Delta Funding Home Equity Loan Trust, Ser 1999-3, Cl A1A
1.019%, 09/15/2029 (A)	310	275
EMC Mortgage Loan Trust, Ser 2002-AA, Cl A1
0.663%, 05/25/2039 (A) (B)	583	543
GSAA Trust, Ser 2005-6, Cl A3
0.563%, 06/25/2035 (A)	3,685	3,447
Home Equity Asset Trust, Ser 2007-2, Cl 2A1
0.303%, 07/25/2037 (A)	181	180
HSBC Home Equity Loan Trust, Ser 2005-2, Cl A1
0.468%, 01/20/2035 (A)	3,284	3,242
HSBC Home Equity Loan Trust, Ser 2005-2, Cl M2
0.688%, 01/20/2035 (A)	349	333
HSBC Home Equity Loan Trust, Ser 2005-3, Cl A1
0.458%, 01/20/2035 (A)	76	75
HSBC Home Equity Loan Trust, Ser 2006-1, Cl A1
0.358%, 01/20/2036 (A)	5,445	5,340

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
HSBC Home Equity Loan Trust, Ser 2006-1, Cl A2
0.378%, 01/20/2036 (A)	$64	$63
HSBC Home Equity Loan Trust, Ser 2006-2, Cl A1
0.348%, 03/20/2036 (A)	245	243
HSBC Home Equity Loan Trust, Ser 2006-4, Cl A3V
0.348%, 03/20/2036 (A)	57	56
HSBC Home Equity Loan Trust, Ser 2007-1, Cl A2F
5.600%, 03/20/2036	35	35
HSBC Home Equity Loan Trust, Ser 2007-1, Cl A2V
0.378%, 03/20/2036 (A)	359	359
HSBC Home Equity Loan Trust, Ser 2007-1, Cl AS
0.398%, 03/20/2036 (A)	194	190
HSBC Home Equity Loan Trust, Ser 2007-2, Cl A2V
0.358%, 07/20/2036 (A)	9	9
HSBC Home Equity Loan Trust, Ser 2007-3, Cl APT
1.398%, 11/20/2036 (A)	552	551
Lake Country Mortgage Loan Trust, Ser 2006-HE1, Cl A3
0.543%, 07/25/2034 (A) (B)	501	495
MASTR Asset Backed Securities Trust, Ser 2006-WMC3, Cl A4
0.353%, 08/25/2036 (A)	1,119	514
MASTR Asset-Backed Securities Trust, Ser 2005-WF1, Cl A2D
0.563%, 06/25/2035 (A)	4,651	4,571
Morgan Stanley Mortgage Loan Trust, Ser 2007-3XS, Cl 2A3S
5.858%, 01/25/2047	26	19
New Century Home Equity Loan Trust, Ser 2005-4, Cl A2C
0.563%, 09/25/2035 (A)	7,695	7,539
Oakwood Mortgage Investors, Ser 1998-B, Cl A4
6.350%, 03/15/2017	6	6
Renaissance Home Equity Loan Trust, Ser 2005-2, Cl AF3
4.499%, 08/25/2035	446	448
Residential Asset Securities, Ser 2005-KS9, Cl A3
0.563%, 10/25/2035 (A)	195	192

SEI Institutional Investments Trust / Annual Report / May 31, 2013	121

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Residential Funding Mortgage Securities II, Ser 2000-HI1, Cl AI7
8.290%, 02/25/2025	$303	$300
RMAT, Ser 2012-1A, Cl A1
2.734%, 08/26/2052 (A) (B)	799	817
Salomon Brothers Mortgage Securities VII, Ser 2003-UP1, Cl A
3.950%, 04/25/2032 (B)	141	139
Saxon Asset Securities Trust, Ser 2003-1, Cl AF6
4.795%, 06/25/2033	222	226
Security National Mortgage Loan Trust, Ser 2007-1A, Cl 2A
0.543%, 04/25/2037 (A) (B)	626	352
Soundview Home Equity Loan Trust, Ser 2007-OPT1, Cl 2A2
0.343%, 06/25/2037 (A)	128	73
Structured Asset Securities, Ser 2002-AL1, Cl A2
3.450%, 02/25/2032	249	249
Structured Asset Securities, Ser 2005-NC1, Cl A11
4.690%, 02/25/2035	934	927
Structured Asset Securities, Ser 2006-WF2, Cl A3
0.343%, 07/25/2036 (A)	499	488
UCFC Home Equity Loan, Ser 1998-D, Cl MF1
6.905%, 04/15/2030	779	784
Wells Fargo Home Equity Trust, Ser 2004-2, Cl AI6
5.000%, 10/25/2034 (A)	5,565	5,707
Wells Fargo Home Equity Trust, Ser 2005-2, Cl AI1B
0.483%, 08/25/2035 (A)	12	12

		64,589

Other Asset-Backed Securities — 6.0%
Academic Loan Funding Trust, Ser 2012-1A, Cl A1
0.993%, 12/27/2022 (A) (B)	364	368
Access Group, Ser 2006-1, Cl A2
0.383%, 08/25/2023 (A)	2,882	2,838
Aircastle Aircraft Lease Backed Trust, Ser 2007-1A, Cl G1
0.508%, 06/14/2037 (A) (B)	3,563	3,305

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Ally Master Owner Trust, Ser 2011-1, Cl A2
2.150%, 01/15/2016	$3,250	$3,282
Ally Master Owner Trust, Ser 2011-4, Cl A1
0.999%, 09/15/2016 (A)	1,603	1,614
Ally Master Owner Trust, Ser 2012-1, Cl A1
0.999%, 02/15/2017 (A)	4,511	4,556
Ally Master Owner Trust, Ser 2012-3, Cl A1
0.899%, 06/15/2017 (A)	2,903	2,931
Ally Master Owner Trust, Ser 2012-5, Cl A
1.540%, 09/15/2019	4,175	4,161
Alm Loan Funding, Ser 2012-7A, Cl A1
1.696%, 10/19/2024 (A) (B)	4,350	4,368
Ameriquest Mortgage Securities, Ser 2005-R6, Cl A2
0.393%, 08/25/2035 (A)	22	21
Amortizing Residential Collateral Trust CMO, Ser 2002-BC1, Cl A
0.873%, 01/25/2032 (A)	328	303
Apidos CDO II, Ser 2005-2A, Cl C
2.076%, 12/21/2018 (A) (B)	1,750	1,701
Ascentium Equipment Receivables LLC, Ser 2012-1A, Cl A
1.830%, 09/15/2019 (B)	353	353
Babcock & Brown Air Funding I, Ser 2007-1A, Cl G1
0.542%, 11/14/2033 (A) (B)	2,578	2,282
Bayview Opportunity Master Fund Trust IIB, Ser 2012-4NPL, Cl A
3.475%, 07/28/2032 (A) (B)	701	704
Bayview Opportunity Master Fund Trust IIB, Ser 2013-8NPL, Cl A
3.228%, 03/28/2033 (A) (B)	1,177	1,177
Bear Stearns Asset-Backed Securities Trust, Ser 2005-SD1, Cl 1A3
0.593%, 08/25/2043 (A)	4,600	4,516
Brazos Education Loan Authority, Ser 2012-1, Cl A1
0.893%, 12/26/2035 (A)	4,920	4,933
Brazos Higher Education Authority, Ser 2006-2, Cl A9
0.294%, 12/26/2024 (A)	1,183	1,165

122	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Brazos Higher Education Authority, Ser 2010-1, Cl A2
1.473%, 02/25/2035 (A)	$4,835	$4,952
Brazos Higher Education Authority, Ser 2011-1, Cl A2
1.073%, 02/25/2030 (A)	3,000	3,034
Brazos Higher Education Authority, Ser 2011-2, Cl A3
1.276%, 10/27/2036 (A)	3,520	3,535
BXG Receivables Note Trust, Ser 2012-A, Cl A
2.660%, 12/02/2027 (B)	431	429
Carrington Mortgage Loan Trust, Ser 2005-NC4, Cl A3
0.593%, 09/25/2035 (A)	4,092	4,016
Castle Trust, Ser 2003-1AW, Cl A1
0.949%, 05/15/2027 (A) (B)	108	102
CenterPoint Energy Transition Bond LLC, Ser 2008-A, Cl A1
4.192%, 02/01/2020	979	1,039
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser 2003-6, Cl 1A4
4.499%, 11/25/2034	216	218
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser 2003-6, Cl 1A5
5.350%, 11/25/2034	500	494
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser 2003-6, Cl 1A7
4.277%, 11/25/2034	642	648
CIT Education Loan Trust, Ser 2007-1, Cl A
0.374%, 03/25/2042 (A) (B)	3,802	3,526
Citicorp Residential Mortgage Securities, Ser 2006-2, Cl A5
6.036%, 09/25/2036	6,465	6,165
CNH Equipment Trust, Ser 2010-C, Cl A3
1.170%, 05/15/2015	141	141
CNH Equipment Trust, Ser 2011-A, Cl A3
1.200%, 05/16/2016	121	121
CNH Equipment Trust, Ser 2011-A, Cl A4
2.040%, 10/17/2016	213	217

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
CNH Equipment Trust, Ser 2012-A, Cl A2
0.650%, 07/15/2015	$14	$14
CNH Equipment Trust, Ser 2012-A, Cl A3
0.940%, 05/15/2017	263	264
CNH Equipment Trust, Ser 2012-C, Cl A2
0.440%, 02/16/2016	1,187	1,187
Concord Funding LLC, Ser 2012-2, Cl A
3.145%, 01/15/2017 (B)	1,350	1,350
Conseco Finance Home Loan Trust, Ser 2000-E, Cl M1
8.130%, 08/15/2031 (A)	635	624
Conseco Financial, Ser 1997-2, Cl A6
7.240%, 06/15/2028 (A)	15	16
Conseco Financial, Ser 1998-2, Cl A5
6.240%, 12/01/2028 (A)	114	118
Countrywide Asset-Backed Certificates, Ser 2002-BC1, Cl A
0.853%, 04/25/2032 (A)	53	36
Countrywide Asset-Backed Certificates, Ser 2003-BC2, Cl 2A1
0.793%, 06/25/2033 (A)	115	112
Countrywide Asset-Backed Certificates, Ser 2005-11, Cl MV1
0.663%, 02/25/2036 (A)	8,230	8,013
Countrywide Asset-Backed Certificates, Ser 2005-4, Cl MV1
0.653%, 10/25/2035 (A)	194	194
Countrywide Asset-Backed Certificates, Ser 2006-15, Cl A3
5.602%, 10/25/2046 (A)	208	187
Countrywide Asset-Backed Certificates, Ser 2006-SD3, Cl A1
0.523%, 07/25/2036 (A) (B)	346	247
Countrywide Asset-Backed Certificates, Ser 2007-13, Cl 2A1
1.093%, 10/25/2047 (A)	97	83
Countrywide Asset-Backed Certificates, Ser 2007-QH1, Cl A1
0.393%, 02/25/2037 (A) (B)	855	544

SEI Institutional Investments Trust / Annual Report / May 31, 2013	123

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Countrywide Asset-Backed Certificates, Ser 2007-SD1, Cl A1
0.643%, 03/25/2047 (A) (B)	$664	$361
Countrywide Home Equity Loan Trust, Ser 2004-K, Cl 2A
0.499%, 02/15/2034 (A)	567	479
Credit Suisse First Boston Mortgage Securities, Ser 2001-MH29, Cl A
5.600%, 09/25/2031	153	155
Credit-Based Asset Servicing and Securitization LLC, Ser 2003-CB3, Cl AF1
3.379%, 12/25/2032	89	87
Credit-Based Asset Servicing and Securitization LLC, Ser 2006-CB2, Cl AF2
4.123%, 12/25/2036	561	388
Credit-Based Asset Servicing and Securitization LLC, Ser 2006-CB2, Cl AF4
4.123%, 12/25/2036	1,359	1,116
Credit-Based Asset Servicing and Securitization LLC, Ser 2007-RP1, Cl A
0.503%, 05/25/2046 (A) (B)	10,488	7,833
Educational Funding of the South, Ser 2011-1, Cl A2
0.926%, 04/25/2035 (A)	3,580	3,589
EFS Volunteer No. 2 LLC, Ser 2012-1, Cl A2
1.554%, 03/25/2036 (A) (B)	2,500	2,548
EFS Volunteer No. 3 LLC, Ser 2012-1, Cl A3
1.200%, 04/25/2033 (A) (B)	4,600	4,622
Equity One Mortgage Pass-Through Trust, Ser 2003-2, Cl M1
5.050%, 09/25/2033 (A)	165	166
First Franklin Mortgage Loan Asset-Backed Certificates, Ser 2004-FF7, Cl A5
1.193%, 09/25/2034 (A)	66	64
First Franklin Mortgage Loan Asset-Backed Certificates, Ser 2005-FF8, Cl A2D
0.573%, 09/25/2035 (A)	3,571	3,524
Ford Credit Floorplan Master Owner Trust, Ser 2011-1, Cl A1
2.120%, 02/15/2016	2,675	2,706

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
GE Equipment Midticket LLC, Ser 2012-1, Cl A2
0.470%, 01/22/2015	$507	$507
GE Equipment Midticket LLC, Ser 2012-1, Cl A3
0.600%, 05/23/2016	1,000	1,000
GE Equipment Midticket LLC, Ser 2012-1, Cl A4
0.780%, 09/22/2020	300	300
GE Equipment Transportation LLC, Ser 2012-2, Cl A2
0.470%, 04/24/2015	604	604
GE Seaco Finance, Ser 2005-1A, Cl A
0.448%, 11/17/2020 (A) (B)	3,450	3,406
Green Tree Financial, Ser 1996-5, Cl A6
7.750%, 07/15/2027	116	117
Green Tree Financial, Ser 2008-MH1, Cl A2
8.970%, 04/25/2038 (A) (B)	4,111	4,576
Green Tree Financial, Ser 2008-MH1, Cl A3
8.970%, 04/25/2038 (A) (B)	3,426	3,813
Greenpoint Manufactured Housing, Ser 2001-2, Cl IA2
3.700%, 02/20/2032 (A)	875	787
Greenpoint Manufactured Housing, Ser 2001-2, Cl IIA2
3.700%, 03/13/2032 (A)	1,425	1,254
HLSS Servicer Advance Receivables Backed Notes, Ser 2012-T2, Cl A1
1.340%, 10/15/2043 (B)	927	929
HLSS Servicer Advance Receivables Backed Notes, Ser 2012-T2, Cl A2
1.990%, 10/15/2045 (B)	730	744
HLSS Servicer Advance Receivables Backed Notes, Ser 2013-T1, Cl A1
0.898%, 01/15/2044 (B)	643	643
HLSS Servicer Advance Receivables Backed Notes, Ser 2013-T1, Cl A2
1.495%, 01/16/2046 (B)	539	543
HLSS Servicer Advance Receivables Backed Notes, Ser 2013-T1, Cl B2
1.744%, 01/16/2046 (B)	182	183

124	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
John Deere Owner Trust, Ser 2011-A, Cl A3
1.290%, 01/15/2016	$159	$159
John Deere Owner Trust, Ser 2011-A, Cl A4
1.960%, 04/16/2018	285	289
John Deere Owner Trust, Ser 2012-B, Cl A2
0.430%, 02/17/2015	450	450
John Deere Owner Trust, Ser 2012-B, Cl A4
0.690%, 01/15/2019	581	580
JPMorgan Mortgage Acquisition, Ser 2007-CH1, Cl AV4
0.323%, 11/25/2036 (A)	5,385	5,283
KeyCorp Student Loan Trust, Ser 2003-A, Cl 1A2
0.536%, 10/25/2032 (A)	2,058	2,036
Latitude CLO II, Ser 2006-2A, Cl A2
0.610%, 12/15/2018 (A) (B)	2,200	2,138
Lehman ABS Manufactured Housing Contract Trust, Ser 2001-B, Cl A4
5.270%, 04/15/2040	310	334
Lehman XS Trust, Ser 2005-6, Cl 1A3
0.453%, 11/25/2035 (A)	59	59
Lehman XS Trust, Ser 2005-7N, Cl 1A1B
0.493%, 12/25/2035 (A)	2,019	903
Long Beach Mortgage Loan Trust, Ser 2005-1, Cl M2
0.988%, 02/25/2035 (A)	8,900	8,574
Macquarie Equipment Funding Trust, Ser 2012-A, Cl A2
0.610%, 04/20/2015 (B)	2,000	2,002
Madison Avenue Manufactured Housing Contract, Ser 2002-A, Cl M2
2.443%, 03/25/2032 (A)	327	329
Merrill Lynch First Franklin Mortgage Loan Trust, Ser 2007-3, Cl A2C
0.373%, 06/25/2037 (A)	104	64
Mid-State Trust, Ser 2003-11, Cl A1
4.864%, 07/15/2038	3,174	3,391
Mid-State Trust, Ser 2004-1, Cl A
6.005%, 08/15/2037	493	559
Mid-State Trust, Ser 2006-1, Cl A
5.787%, 10/15/2040 (B)	5,583	5,918

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Nationstar Agency Advance Funding Trust, Ser 2013-T1A, Cl AT1
0.997%, 02/15/2045 (B)	$337	$337
Nationstar Agency Advance Funding Trust, Ser 2013-T2A, Cl AT2
1.892%, 02/18/2048 (B)	132	132
Nelnet Student Loan Trust, Ser 2005-1, Cl A5
0.386%, 10/25/2033 (A)	5,802	5,607
Nelnet Student Loan Trust, Ser 2005-2, Cl A5
0.384%, 03/23/2037 (A)	1,112	1,073
Nelnet Student Loan Trust, Ser 2005-3, Cl A5
0.404%, 12/24/2035 (A)	4,000	3,929
Nelnet Student Loan Trust, Ser 2006-1, Cl A4
0.364%, 11/23/2022 (A)	5,390	5,378
Nelnet Student Loan Trust, Ser 2006-2, Cl A4
0.356%, 10/26/2026 (A)	6,677	6,659
Nelnet Student Loan Trust, Ser 2007-1, Cl A1
0.283%, 11/27/2018 (A)	288	287
Nelnet Student Loan Trust, Ser 2007-1, Cl A3
0.343%, 05/27/2025 (A)	3,615	3,487
Nelnet Student Loan Trust, Ser 2007-2A, Cl A3L
0.634%, 03/25/2026 (A) (B)	10,146	10,085
Nelnet Student Loan Trust, Ser 2010-4A, Cl A
0.993%, 04/25/2046 (A) (B)	1,326	1,345
Neptune Finance CCS, Ser 2008-1A, Cl A
0.891%, 04/20/2020 (A) (B)	4,400	4,394
Newcastle Investment Trust, Ser 2011-MH1, Cl A
2.450%, 12/10/2033 (B)	156	159
NYMT Residential, Ser 2012-RP1A, Cl NOTE
4.250%, 12/25/2017 (A) (B)	1,500	1,500
Octagon Investment Partners XI, Ser 2007-1X, Cl A1B
0.533%, 08/25/2021 (A)	3,750	3,661
Origen Manufactured Housing, Ser 2002-A, Cl A1
0.439%, 05/15/2032 (A)	11	11
Park Place Securities, Ser 2004-MHQ1, Cl M1
1.243%, 12/25/2034 (A)	2,552	2,552

SEI Institutional Investments Trust / Annual Report / May 31, 2013	125

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Park Place Securities, Ser 2004-WCW1, Cl M2
0.873%, 09/25/2034 (A)	$820	$808
Park Place Securities, Ser 2004-WCW2, Cl M1
0.813%, 10/25/2034 (A)	59	59
Park Place Securities, Ser 2004-WWF1, Cl M2
0.873%, 12/25/2034 (A)	4,460	4,452
Park Place Securities, Ser 2005-WCH1, Cl M2
0.713%, 01/25/2036 (A)	3,233	3,171
Park Place Securities, Ser 2005-WCW1, Cl A3D
0.533%, 09/25/2035 (A)	1,499	1,488
Pennsylvania Higher Education Assistance Agency, Ser 2005-1, Cl B1
2.400%, 04/25/2045 (A)	4,150	3,312
PennyMac Loan Trust, Ser 2011-NPL1, Cl A
5.250%, 09/25/2051 (A) (B)	47	47
PennyMac Loan Trust, Ser 2012-NPL1, Cl A
3.422%, 05/28/2052 (A) (B)	450	450
Popular ABS Mortgage Pass-Through Trust, Ser 2004-5, Cl AF4
4.655%, 12/25/2034 (A)	82	84
Popular ABS Mortgage Pass-Through Trust, Ser 2007-A, Cl A3
0.503%, 06/25/2047 (A)	11,530	5,830
Race Point CLO, Ser 2012-7A, Cl A
1.695%, 11/08/2024 (A) (B)	4,500	4,517
RAMP Trust, Ser 2002-RS4, Cl AI5
6.163%, 08/25/2032	3	2
RAMP Trust, Ser 2003-RS10, Cl AI6
5.860%, 11/25/2033	647	696
RAMP Trust, Ser 2003-RS11, Cl AI6A
5.980%, 12/25/2033	497	492
Real Estate Asset Trust, Ser 2011-2A, Cl A1
5.750%, 05/25/2049 (B)	26	26
Real Estate Asset Trust, Ser 2012-3A, Cl A1
2.734%, 11/25/2042 (A) (B)	412	412
Residential Asset Mortgage Products, Ser 2005-EFC5, Cl A3
0.533%, 10/25/2035 (A)	600	588

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Residential Asset Mortgage Products, Ser 2005-RS8, Cl A2
0.483%, 10/25/2033 (A)	$2,016	$2,002
Residential Asset Mortgage Products, Ser 2006-RZ1, Cl A2
0.383%, 03/25/2036 (A)	1,517	1,514
Residential Asset Mortgage Products, Ser 2006-RZ1, Cl A3
0.493%, 03/25/2036 (A)	1,100	1,032
Residential Credit Solutions Trust, Ser 2011-1, Cl A1
6.000%, 03/25/2041 (B)	697	698
Resort Finance Timeshare, Ser 2012-1, Cl A1
6.250%, 08/06/2018	778	778
Resort Finance Timeshare, Ser 2012-2, Cl A
5.750%, 09/05/2018	546	546
RSB Bondco LLC, Ser 2007-A, Cl A3
5.820%, 06/28/2019	2,470	2,858
SLC Student Loan Trust, Ser 2007-2, Cl A2
0.675%, 05/15/2028 (A)	1,218	1,222
SLM Private Education Loan Trust, Ser 2012-A, Cl A1
1.599%, 08/15/2025 (A) (B)	2,740	2,780
SLM Student Loan Trust, Ser 2003-4, Cl A5A
1.030%, 03/15/2033 (A) (B)	69	69
SLM Student Loan Trust, Ser 2004-8A, Cl A5
0.776%, 04/25/2024 (A) (B)	9,890	9,966
SLM Student Loan Trust, Ser 2005-5, Cl A3
0.376%, 04/25/2025 (A)	421	419
SLM Student Loan Trust, Ser 2005-6, Cl A5B
1.476%, 07/27/2026 (A)	1,949	1,973
SLM Student Loan Trust, Ser 2005-9, Cl A4
0.376%, 01/25/2023 (A)	808	807
SLM Student Loan Trust, Ser 2006-5, Cl A5
0.386%, 01/25/2027 (A)	2,830	2,766
SLM Student Loan Trust, Ser 2006-7, Cl A4
0.346%, 04/25/2022 (A)	193	193
SLM Student Loan Trust, Ser 2007-2, Cl A2
0.276%, 07/25/2017 (A)	991	989

126	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
SLM Student Loan Trust, Ser 2007-2, Cl B
0.446%, 07/25/2025 (A)	$1,291	$1,118
SLM Student Loan Trust, Ser 2008-6, Cl A2
0.826%, 10/25/2017 (A)	433	434
SLM Student Loan Trust, Ser 2010-1, Cl A
0.593%, 03/25/2025 (A)	2,126	2,132
SLM Student Loan Trust, Ser 2011-2, Cl A2
1.393%, 10/25/2034 (A)	495	519
SLM Student Loan Trust, Ser 2011-C, Cl A1
1.599%, 12/15/2023 (A) (B)	4,857	4,914
SLM Student Loan Trust, Ser 2012-6, Cl A3
0.943%, 05/26/2026 (A)	800	807
SLM Student Loan Trust, Ser 2012-6, Cl B
1.193%, 04/27/2043 (A)	2,045	1,868
SLM Student Loan Trust, Ser 2012-B, Cl A1
1.299%, 12/15/2021 (A) (B)	4,354	4,387
SLM Student Loan Trust, Ser 2012-C, Cl A1
1.299%, 08/15/2023 (A) (B)	3,998	4,035
SLM Student Loan Trust, Ser 2012-E, Cl A1
0.949%, 10/16/2023 (A) (B)	9,916	9,964
SLM Student Loan Trust, Ser 2012-E, Cl A2B
1.949%, 06/15/2045 (A) (B)	5,352	5,534
SLM Student Loan Trust, Ser 2013-1, Cl B
1.993%, 11/25/2043 (A)	1,448	1,424
SLM Student Loan Trust, Ser 2013-2, Cl B
1.693%, 06/25/2043 (A)	866	824
SLM Student Loan Trust, Ser 2013-9, Cl A6
0.826%, 10/26/2026 (A)	5,706	5,649
SLM Student Loan Trust, Ser 2013-A, Cl A1
0.799%, 08/15/2022 (A) (B)	3,823	3,824
SLM Student Loan Trust, Ser 2013-B, Cl A1
0.850%, 07/15/2022 (A) (B)	2,489	2,492
SLM Student Loan Trust, Ser 2013-B, Cl A2A
1.850%, 06/17/2030 (B)	6,041	5,943
SMS Student Loan Trust, Ser 2000-A, Cl A2
0.466%, 10/28/2028 (A)	1,638	1,634

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
SMS Student Loan Trust, Ser 2000-B, Cl A2
0.476%, 04/28/2029 (A)	$1,471	$1,468
Sound Point CLO, Ser 2012-1A, Cl C
3.576%, 10/20/2023 (A) (B)	1,750	1,754
South Carolina Student Loan, Ser 2005-2005, Cl A2
0.407%, 12/01/2020 (A)	3,975	3,941
Springleaf Funding Trust, Ser 2013-AA, Cl A
2.580%, 09/15/2021 (B)	1,800	1,782
SPST, Ser 2013-1, Cl A
1.700%, 02/25/2015	1,000	1,000
Stanwich Mortgage Loan Trust, Ser 2012-NPL4, Cl A
2.981%, 09/15/2042 (B)	1,118	1,120
Stanwich Mortgage Loan Trust, Ser 2012-NPL5, Cl A
2.981%, 10/18/2042 (B)	1,845	1,848
Stanwich Mortgage Loan Trust, Ser 2013-NPL1, Cl A
2.981%, 02/16/2043 (B)	1,122	1,123
Structured Asset Investment Loan Trust, Ser 2005-5, Cl A9
0.463%, 06/25/2035 (A)	123	123
Structured Asset Securities, Ser 2005-WF2, Cl A3
0.493%, 05/25/2035 (A)	2,734	2,699
Structured Asset Securities, Ser 2005-WF3, Cl A2
0.423%, 07/25/2035 (A)	65	65
Structured Asset Securities, Ser 2005-WF4, Cl A4
0.553%, 11/25/2035 (A)	5,027	5,006
Structured Asset Securities, Ser 2007-BC2, Cl A2
0.283%, 03/25/2037 (A)	1,209	1,204
SunTrust Student Loan Trust, Ser 2006-1A, Cl A3
0.396%, 01/30/2023 (A) (B)	5,743	5,686
Symphony CLO, Ser 2012-9A, Cl C
3.528%, 04/16/2022 (A) (B)	1,500	1,503
TAL Advantage LLC, Ser 2006-1A, Cl A
0.389%, 04/20/2021 (A) (B)	2,020	1,987
TAL Advantage, Ser 2010-2A, Cl A
4.300%, 10/20/2025 (B)	742	748
TAL Advantage, Ser 2011-1A, Cl A
4.600%, 01/20/2026 (B)	460	468

SEI Institutional Investments Trust / Annual Report / May 31, 2013	127

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Textainer Marine Containers, Ser 2005-1A, Cl A
0.450%, 05/15/2020 (A) (B)	$1,480	$1,466
Trafigura Securitisation Finance, Ser 2012-1A, Cl A
2.599%, 10/15/2015 (A) (B)	1,190	1,213
Trinity Rail Leasing, Ser 2004-1A, Cl A
5.270%, 08/14/2027 (B)	171	189
Trinity Rail Leasing, Ser 2006-1A, Cl A1
5.900%, 05/14/2036 (B)	2,276	2,571
Trip Rail Master Funding, Ser 2011-1A, Cl A1A
4.370%, 07/15/2041 (B)	3,903	4,185
Triton Container Finance, Ser 2006-1A, Cl NOTE
0.360%, 11/26/2021 (A) (B)	2,730	2,685
Triton Container Finance, Ser 2007-1A, Cl NOTE
0.330%, 02/26/2019 (A) (B)	1,094	1,084
Triton Container Finance, Ser 2012-1A, Cl A
4.210%, 05/14/2027 (B)	2,992	3,032
VOLT LLC, Ser 2012-RLF1, Cl A
3.475%, 12/25/2017 (B)	750	750
VOLT LLC, Ser 2012-RP2A, Cl A2
8.836%, 06/26/2017 (B)	96	97
VOLT LLC, Ser 2012-RP3A, Cl A
3.475%, 11/27/2017 (B)	250	256
Wells Fargo Home Equity Trust, Ser 2006-1, Cl A3
0.343%, 05/25/2036 (A)	—	—
Wells Fargo Home Equity Trust, Ser 2007-2, Cl A1
0.283%, 04/25/2037 (A)	584	580
Westgate Resorts LLC, Ser 2012-1, Cl A
4.500%, 09/20/2025 (B)	666	684
Westgate Resorts LLC, Ser 2012-2A, Cl A
3.000%, 01/20/2025 (B)	785	795
Westgate Resorts LLC, Ser 2012-3A, Cl A
2.500%, 03/20/2025 (B)	555	559
Wind River CLO, Ser 2004-1A, Cl B1
1.380%, 12/19/2016 (A) (B)	1,900	1,893

		387,024

Total Asset-Backed Securities (Cost $633,637) ($ Thousands)		641,600

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.2%
FAMC
2.375%, 07/22/2015	$170	$177
2.125%, 09/15/2015	175	182
FFCB
4.625%, 11/03/2014	150	159
1.500%, 11/16/2015	7,830	8,041
FHLB
5.500%, 07/15/2036	3,810	4,938
3.625%, 10/18/2013	1,400	1,418
2.500%, 05/26/2015 (H)	7,510	7,484
FHLMC
6.750%, 03/15/2031	2,570	3,758
FICO STRIPS, PO
9.800%, 04/06/2018	7,590	10,563
9.700%, 04/05/2019	5,100	7,398
8.600%, 09/26/2019	5,655	8,000
1.593%, 09/26/2019 (D)	1,835	1,633
1.544%, 04/05/2019 (D)	1,000	899
1.524%, 06/06/2019 (D)	470	424
1.470%, 03/07/2019 (D)	1,450	1,322
1.386%, 11/02/2018 (D)	9,315	8,645
1.350%, 08/03/2018 (D)	7,800	7,295
1.315%, 05/11/2018 (D)	8,920	8,436
1.302%, 04/06/2018 (D)	2,920	2,766
1.281%, 02/08/2018 (D)	960	907
0.000%, 11/30/2017 to 12/06/2018 (D)	8,695	8,008
FNMA
6.250%, 05/15/2029	3,730	5,135
5.914%, 10/09/2019 (D)	670	581
5.375%, 06/12/2017	250	294
3.713%, 06/01/2017 (D)	1,500	1,431
0.900%, 08/19/2013 (D)	11,800	11,799
0.120%, 02/24/2014 (D)	1,090	1,089
FNMA, PO
0.000%, 05/15/2030	1,800	953
Residual Funding Corp. STRIPS
1.593%, 07/15/2020 (D)	13,965	12,219
Residual Funding Principal STRIPS
1.662%, 10/15/2020	2,500	2,165
Resolution Funding Corp. STRIPS
1.692%, 01/15/2021	1,029	882
1.472%, 10/15/2019 (D)	6,200	5,558
Tennessee Valley Authority
5.880%, 04/01/2036	1,550	2,018
5.250%, 09/15/2039	2,228	2,701
4.625%, 09/15/2060	2,761	2,922
3.875%, 02/15/2021	3,090	3,491
Tennessee Valley Authority Principal STRIPS, PO
0.000%, 11/01/2025 (D)	1,000	651

Total U.S. Government Agency Obligations (Cost $136,647) ($ Thousands)		146,342

128	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands) (1)	Market Value ($ Thousands)

SOVEREIGN DEBT — 1.4%
African Development Bank
8.800%, 09/01/2019	700	$934
Andina de Fomento
3.750%, 01/15/2016	564	599
Federal Republic of Brazil
2.625%, 01/05/2023	1,785	1,656
FMS Wertmanagement AoeR
1.000%, 11/21/2017	1,660	1,643
Inter-American Development Bank MTN
3.875%, 10/28/2041	1,668	1,703
Israel Government AID Bond
5.500%, 09/18/2033 (C)	1,000	1,261
3.299%, 11/01/2024	1,000	697
Japan Finance Organization for Municipalities
4.000%, 01/13/2021	3,600	4,062
Kommunalbanken
1.125%, 05/23/2018 (B)	7,510	7,399
Mexican Bonos
8.000%, 06/11/2020	MXP 85,590	7,817
6.500%, 06/09/2022	MXP 115,650	9,687
6.500%, 06/09/2022	MXP 77,860	6,522
Mexico Cetes
4.000%, 06/13/2013 (D)	MXP 1,111,200	8,648
Province of Ontario Canada
2.950%, 02/05/2015	850	885
0.950%, 05/26/2015	3,100	3,128
Province of Quebec Canada
7.500%, 07/15/2023	260	356
6.350%, 01/30/2026	270	354
2.625%, 02/13/2023	8,615	8,426
Slovakia Government International Bond
4.375%, 05/21/2022 (B)	3,980	4,249
Slovenia Government International Bond
5.850%, 05/10/2023 (B)	985	975
5.500%, 10/26/2022 (B)	1,816	1,762
4.750%, 05/10/2018 (B)	3,055	3,009
Spain Government International Bond MTN
4.000%, 03/06/2018 (B)	1,180	1,195
Svensk Exportkredit
1.750%, 10/20/2015	5,600	5,746
United Mexican States MTN
6.050%, 01/11/2040	394	467
5.750%, 10/12/2110	4,785	4,964
5.625%, 01/15/2017	84	95
4.750%, 03/08/2044	1,098	1,090

Total Sovereign Debt (Cost $88,898) ($ Thousands)		89,329

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 0.8%
American Municipal Power, RB
7.499%, 02/15/2050	$495	$669
Build America Bonds, GO
7.350%, 07/01/2035	230	279
City of Houston, Ser A, GO
6.290%, 03/01/2032	4,750	5,905
City of Los Angeles, Department of Airports, RB
6.582%, 05/15/2039	180	228
County of Clark, Airport System Revenue, Ser C-BUILD, RB
6.820%, 07/01/2045	1,635	2,290
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	1,565	2,189
New Jersey, State Turnpike Authority, Build America Project, RB
7.102%, 01/01/2041	1,984	2,778
New York State, Dormitory Authority, RB
5.600%, 03/15/2040	280	345
North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	1,810	2,427
Northstar Education Finance, RB
1.032%, 01/29/2046 (A)	50	48
Ohio State University, Build America Project, Ser A, RB
4.800%, 06/01/2111	1,239	1,277
Port Authority of New York & New Jersey, Build America Project, RB
5.647%, 11/01/2040	490	587
Port Authority of New York & New Jersey, RB
4.458%, 10/01/2062	2,670	2,605
State of California, Build America Project, GO
7.600%, 11/01/2040	1,380	2,003
7.300%, 10/01/2039	2,620	3,602
6.650%, 03/01/2022	6,100	7,657
6.200%, 10/01/2019	80	97
State of Illinois, Build America Project, GO
6.200%, 07/01/2021	1,500	1,692
State of Illinois, GO
5.877%, 03/01/2019	1,010	1,148
5.665%, 03/01/2018	5,162	5,840
5.365%, 03/01/2017	930	1,022
5.100%, 06/01/2033	4,600	4,615
4.950%, 06/01/2023	562	591
4.350%, 06/01/2018	60	64

SEI Institutional Investments Trust / Annual Report / May 31, 2013	129

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Virginia, Housing Development Authority, Ser 2006-C, RB Callable 07/25/13 @ 100
6.000%, 06/25/2034	$360	$386

Total Municipal Bonds (Cost $43,103) ($ Thousands)		50,344

U.S. TREASURY OBLIGATIONS — 19.3%
U.S. Treasury Bills (D)
0.078%, 11/14/2013	8,900	8,897
0.073%, 08/22/2013 (I)	280	280
U.S. Treasury Bonds
8.750%, 08/15/2020	6,550	9,786
8.500%, 02/15/2020	1,000	1,454
7.625%, 02/15/2025	21,635	33,446
6.750%, 08/15/2026	250	369
6.625%, 02/15/2027	300	441
6.500%, 11/15/2026	100	145
6.375%, 08/15/2027	200	289
6.250%, 05/15/2030	400	586
6.125%, 11/15/2027	250	354
6.125%, 08/15/2029	100	144
6.000%, 02/15/2026	100	138
5.500%, 08/15/2028	200	269
5.375%, 02/15/2031	1,300	1,751
5.000%, 05/15/2037	650	858
4.500%, 02/15/2036	2,250	2,773
4.500%, 05/15/2038	350	432
3.500%, 02/15/2039	4,000	4,210
3.125%, 11/15/2041	32,105	31,212
3.125%, 02/15/2042	76,135	73,958
3.125%, 02/15/2043	7,045	6,820
3.000%, 05/15/2042 (I)	11,115	10,516
2.881%, 11/15/2034	1,850	901
2.875%, 05/15/2043 (C)	10,850	9,970
2.799%, 05/15/2035	1,350	644
2.750%, 08/15/2042	104,712	93,848
2.750%, 11/15/2042	35,804	32,050
2.625%, 11/15/2020	3,000	3,205
U.S. Treasury Inflation-Protected Securities
2.125%, 02/15/2040	480	672
2.125%, 02/15/2041	8,455	11,701
2.000%, 01/15/2014	5,230	6,681
2.000%, 07/15/2014	8,765	11,204
1.625%, 01/15/2015	195	248
1.250%, 04/15/2014	22,535	25,164
0.750%, 02/15/2042	5,490	5,359
0.500%, 04/15/2015	25,105	27,732
0.125%, 04/15/2017	40,545	43,302
0.125%, 04/15/2018	9,240	9,757

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
U.S. Treasury Notes
4.750%, 02/15/2037	$1,800	$2,298
4.250%, 08/15/2013	11,060	11,153
3.625%, 02/15/2021	600	684
3.500%, 02/15/2018	8,435	9,420
3.125%, 09/30/2013	2,760	2,777
3.125%, 05/15/2019	279	309
3.125%, 05/15/2021	1,650	1,817
2.750%, 10/31/2013	55,415	56,015
2.750%, 11/30/2016	2,391	2,563
2.625%, 06/30/2014	8,015	8,226
2.625%, 08/15/2020	4,100	4,389
2.500%, 03/31/2015	16,312	16,307
2.250%, 01/31/2015	610	630
2.000%, 02/15/2023	40,375	39,946
1.750%, 05/31/2016	2,405	2,492
1.750%, 10/31/2018	900	928
1.750%, 05/15/2023	21,878	21,078
1.625%, 11/15/2022	10,665	10,238
1.500%, 12/31/2013	17,180	17,317
1.375%, 11/30/2015	25,925	26,545
1.375%, 09/30/2018	390	395
1.375%, 05/31/2020	17,980	17,769
1.250%, 10/31/2015	1,650	1,684
1.125%, 03/31/2020 (C)	32,120	31,314
1.125%, 04/30/2020 (C)	39,370	38,315
1.000%, 05/31/2018	50,929	50,802
1.000%, 11/30/2019	800	779
0.750%, 06/30/2017	42,485	42,349
0.750%, 10/31/2017	19,440	19,297
0.750%, 12/31/2017	18,040	17,865
0.750%, 03/31/2018	13,765	13,589
0.625%, 04/30/2018 (C)	31,075	30,467
0.375%, 04/15/2015	3,407	3,412
0.375%, 06/15/2015	19,344	19,364
0.375%, 11/15/2015	400	400
0.250%, 01/15/2015	31,623	31,618
0.250%, 02/28/2015	22,345	22,334
0.250%, 05/15/2015	18,230	18,209
0.250%, 05/31/2015	10,070	10,058
0.250%, 07/15/2015	330	329
0.250%, 10/15/2015	5,888	5,870
0.250%, 04/15/2016	5,626	5,587
0.250%, 05/15/2016 (C)	14,565	14,456
0.125%, 07/31/2014	9,259	9,254
0.125%, 04/30/2015	5,792	5,773
U.S. Treasury Strips (D)
6.450%, 02/15/2017	19,420	18,882
5.261%, 05/15/2036	300	138
5.193%, 05/15/2029	100	61
4.969%, 08/15/2030	1,550	895
4.963%, 02/15/2030	1,950	1,150
4.917%, 05/15/2026	500	348
4.886%, 05/15/2028	300	190

130	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
4.863%, 11/15/2031	$200	$110
4.730%, 05/15/2027	2,570	1,708
4.587%, 02/15/2024	75	58
4.576%, 11/15/2029	1,450	865
4.576%, 05/15/2034	500	248
4.536%, 08/15/2024	200	151
4.520%, 05/15/2024	800	609
4.436%, 11/15/2030	2,450	1,400
4.357%, 11/15/2024	450	335
4.245%, 05/15/2030	900	525
4.093%, 08/15/2033	1,150	588
4.073%, 08/15/2027	3,490	2,292
4.037%, 08/15/2028	1,500	943
4.022%, 05/15/2019	2,450	2,264
3.855%, 11/15/2033	1,750	885
3.801%, 11/15/2026	1,150	782
3.780%, 08/15/2017	3,000	2,891
3.712%, 08/15/2018	800	754
3.709%, 05/15/2033	2,950	1,523
3.649%, 02/15/2032	1,350	732
3.632%, 11/15/2017	6,150	5,900
3.569%, 02/15/2034	1,350	676
3.567%, 02/15/2028	2,473	1,588
3.538%, 02/15/2027	6,800	4,570
3.341%, 02/15/2026	700	493
3.338%, 11/15/2020 (C)	1,830	1,609
3.322%, 02/15/2022	1,100	921
3.302%, 11/15/2032	2,700	1,423
3.295%, 08/15/2021	4,000	3,416
3.262%, 08/15/2020 (C)	13,150	11,663
3.223%, 08/15/2034	300	147
3.186%, 05/15/2020	16,370	14,641
3.170%, 08/15/2016	5,100	5,001
3.168%, 05/15/2031	1,930	1,080
3.021%, 02/15/2018	1,850	1,765
3.021%, 02/15/2035	2,100	1,011
2.971%, 02/15/2016	250	247
2.890%, 08/15/2026	328	225
2.841%, 11/15/2021	2,650	2,239
2.772%, 11/15/2027 (C)	19,520	12,730
2.721%, 02/15/2015	200	199
2.720%, 08/15/2029	2,400	1,445
2.656%, 02/15/2029	1,800	1,107
2.642%, 11/15/2028	800	497
2.632%, 05/15/2032	1,500	806
2.453%, 05/15/2023	450	358
1.774%, 05/15/2021	12,450	10,734
1.684%, 02/15/2021	5,120	4,454
1.305%, 02/15/2020	1,000	902
1.024%, 11/15/2016	1,910	1,866
0.628%, 05/15/2016	1,000	984

Total U.S. Treasury Obligations (Cost $1,267,532) ($ Thousands)		1,254,011

Description	Face Amount ($ Thousands)/ Shares/Contracts	Market Value ($ Thousands)

COMMERCIAL PAPER (D) — 0.6%
Lloyds TSB Bank 0.240%, 08/07/2013	$7,990	$7,987
RBS Holdings USA 0.351%, 08/20/2013 (B)	15,935	15,926
UBS Finance Delaware LLC 0.230%, 06/21/2013	16,290	16,288

Total Commercial Paper (Cost $40,197) ($ Thousands)		40,201

AFFILIATED PARTNERSHIP — 2.9%
SEI Liquidity Fund, L.P. 0.100%**† (J)	185,815,299	185,815

Total Affiliated Partnership (Cost $185,815) ($ Thousands)		185,815

CASH EQUIVALENT — 4.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	295,814,055	295,814

Total Cash Equivalent (Cost $295,814) ($ Thousands)		295,814

Total Investments — 110.1% (Cost $7,001,295) ($ Thousands)		$7,139,466

PURCHASED OPTIONS — 0.0%
August 2013, USD Call Expire: 07/11/2013, Strike Rate: 1.295%	30,770,000	$327
July 2013 Eurodollar 2-Year Midcurve Put Expires: 06/17/2013 Strike Price: $99.25	228	103

Total Purchased Options (Cost $422) ($ Thousands)		430

PURCHASED SWAPTION — 0.0%
April 2014, 3-Month LIBOR Put Expires: 03/31/2014 Strike Rate: 2.65%*	9,005,000	267
April 2014, 3-Month LIBOR Put, Expires: 03/31/2014, Strike Rate: 2.65%*	9,005,000	267
April 2018, 3-Month LIBOR Put, Expires: 03/15/2018, Strike Rate: 4.50%*	11,750,000	1,021
April 2018, 3-Month LIBOR Put, Expires: 03/15/2018, Strike Rate: 4.50%*	11,750,000	1,021

SEI Institutional Investments Trust / Annual Report / May 31, 2013	131

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (Continued)

May 31, 2013

Description	Contracts	Market Value ($ Thousands)
May 2018, 3-Month LIBOR Put, Expires: 04/09/2018, Strike Rate: 4.50%*	13,520,000	$314

Total Purchased Swaption (Cost $2,884) ($ Thousands)		2,890

WRITTEN OPTIONS — 0.0%
July 2013 Eurodollar 2-Year Midcurve Call, Expires 06/17/2013 Strike Price $99.50*	(228)	(19)
July 2013, U.S. 10 Year Future Option Call Expires: 06/21/2013	(202)	(129)
July 2013, U.S. 10-Year Future Option Call Expires: 06/21/2013	(202)	(19)
July 2013, U.S. Bond Future Option Call Expires: 06/21/2013	(144)	(198)
November 2020, U.S. CPI Urban Consumers NSA Call Expires: 11/23/2020 Strike Rate: Inflation 0.00%*	(7,020,000)	(8)

Total Written Options (Premiums Received $304) ($ Thousands)		$(373)

A list of the open futures contracts held by the Fund at May 31, 2013, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
90-Day Euro$	550	Dec-2014	$(223)
90-Day Euro$	(550)	Dec-2015	591
U.S. 10-Year Treasury Note	(344)	Jun-2013	903
U.S. 10-Year Treasury Note	(994)	Sep-2013	1,133
U.S. 10-Year Treasury Note	261	Sep-2013	(324)
U.S. 2-Year Treasury Note	(479)	Jun-2013	84

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
U.S. 2-Year Treasury Note	(589)	Sep-2013	$25
U.S. 5-Year Treasury Note	2	Jun-2013	(2)
U.S. 5-Year Treasury Note	(164)	Jun-2013	99
U.S. 5-Year Treasury Note	471	Oct-2013	(318)
U.S. 5-Year Treasury Note	(662)	Oct-2013	78
U.S. Long Treasury Bond	(8)	Jun-2013	59
U.S. Long Treasury Bond	10	Sep-2013	(5)
U.S. Long Treasury Bond	(338)	Sep-2013	632
U.S. Ultra Long Treasury Bond	(323)	Dec-2013	265

			$2,997

For the year ended May 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at May 31, 2013, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
6/13/13	MXP	111,120	USD	8,830	$180
8/16/13	EUR	31,940	USD	41,949	543
8/16/13	GBP	10,892	USD	16,877	375
8/16/13	JPY	2,869,704	USD	29,048	614
8/16/13	USD	1,985	EUR	1,511	(26)
8/16/13	USD	15,896	JPY	1,577,950	(261)

					$1,425

A list of the counterparties for the open forward foreign currency contracts held by the Fund at May 31, 2013, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation ($ Thousands)
Barclays PLC	$(18,224)	$18,545	$321
JPMorgan Chase Bank	(28,185)	28,556	371
UBS	(66,466)	67,199	733

			$1,425

For the year ended May 31, 2013, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the open swap agreements held by the Fund at May 31, 2013 is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Barclays Bank PLC	2.48%	3 Month LIBOR	11/15/27	$4,105	$108
Barclays Bank PLC	2.42%	3 Month LIBOR	11/15/27	4,110	143
Citigroup	2.71%	3-Month LIBOR	08/15/42	8,210	808
Deutsche Bank	REF: IOS.FN30.450.10 INDEX	1 Month USD LIBOR	01/12/41	5,960	165
Barclays Bank PLC	3.49%	3-Month LIBOR	03/15/46	8,250	257
Barclays Bank PLC	3-Month LIBOR	3.15%	03/15/26	18,410	(322)
Goldman Sachs	3.13%	3-Month LIBOR	04/09/46	8,270	829
Goldman Sachs	3-Month LIBOR	2.80%	04/09/26	18,340	(891)
Morgan Stanley	REF: IOS.FN30.500.10 INDEX	1 Month USD LIBOR	01/12/41	3,331	22

					$1,119

132	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
BNP Paribas	iTraxx Europe Senior Financials Index	BUY	(1.00)	06/20/18	EUR	2,900	$(53)
BNP Paribas	iTraxx Europe Senior Financials Index	BUY	(1.00)	06/20/18	EUR	5,000	(77)
BNP Paribas	iTraxx Europe Senior Financials Index	BUY	(1.00)	06/20/18	EUR	3,900	(40)
Deutsche Bank	Metlife, Inc.	SELL	1.00	06/20/18		(3,560)	97

							$(73)

For the year ended May 31, 2013, the total amount of open swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $6,484,218 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2013.

(1)	In U.S. Dollar unless otherwise indicated.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 5).

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2013. The date reported on the Schedule of Investments is the final maturity date.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(C)	This security or a partial position of this security is on loan at May 31, 2013. The total value of securities on loan at May 31, 2013 was $180,372 ($ Thousands).

(D)	The rate reported is the effective yield at time of purchase.

(E)	Securities considered illiquid. The total value of such securities as of May 31, 2013 was $1 ($ Thousands) and represented 0.00% of Net Assets.

(F)	Security in default on interest payments.

(G)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2013 was $478 ($ Thousands) and represented 0.01% of Net Assets.

(H)	Step Bonds —The rate reflected on the Schedule of Investments is the effective yield on May 31, 2013. The coupon on a step bond changes on a specified date.

(I)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(J)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total value of such securities as of May 31, 2013 was $185,815 ($ Thousands).

ABS — Asset-Based Security

AID —Agency for International Development

ARM — Adjustable Rate Mortgage

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

CMBS — Commercial Mortgage-Backed Securities

CMO — Collateralized Mortgage Obligation

CPI — Consumer Price Index

EUR — Euro

FAMC — Federal Agricultural Mortgage Corporation

FDIC — Federal Deposit Insurance Corporation

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FICO — Financing Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

GO — General Obligation

IO — Interest Only

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

L.P. — Limited Partnership

MTN — Medium Term Note

MXP — Mexian Peso

NCUA — National Credit Union Association

NY — New York

PLC — Public Limited Company

PO — Principal Only

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

TBA — To Be Announced

USD — U.S. Dollar

The following is a list of the inputs used as of May 31, 2013 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Mortgage-Backed Securities	$—	$2,747,756	$—	$2,747,756
Corporate Obligations	—	1,687,776	478	1,688,254
Asset-Backed Securities	—	641,600	—	641,600
U.S. Government Agency Obligations	—	146,342	—	146,342
Sovereign Debt	—	89,329	—	89,329
Municipal Bonds	—	50,344	—	50,344
U.S. Treasury Obligations	—	1,254,011	—	1,254,011
Commercial Paper	—	40,201	—	40,201
Affiliated Partnership	—	185,815	—	185,815
Cash Equivalent	295,814	—	—	295,814

Total Investments in Securities	$295,814	$6,843,174	$478	$7,139,466

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$—	$430	$—	$430
Purchased Swaptions	—	2,890	—	2,890
Written Options	—	(373)	—	(373)
Futures Contracts*	2,997	—	—	2,997
Forwards Contracts*	—	1,425	—	1,425
Interest Rate Swaps*	—	1,119	—	1,119
Credit Default Swaps*	—	(73)	—	(73)

Total Other Financial Instruments	$2,997	$5,418	$—	$8,415

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets.

*	Futures contracts, forwards contracts and swaps are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	133

SCHEDULE OF INVESTMENTS

High Yield Bond Fund

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 74.2%

Consumer Discretionary — 14.7%
Academy
9.250%, 08/01/2019 (A)	$715	$801
Adelphia Communications (escrow security) (B)
10.250%, 06/15/2011	125	1
7.875%, 01/15/2009	250	2
7.750%, 05/01/2009	75	1
Adelphia Communications, Ser B (escrow security)
9.500%, 02/15/2004 (B)	25	—
Affinity Gaming
9.000%, 05/15/2018 (A)	1,925	2,048
Algeco Scotsman Global Finance
10.750%, 10/15/2019 (A)	2,443	2,419
8.500%, 10/15/2018 (A)	1,365	1,420
Allison Transmission
7.125%, 05/15/2019 (A)	1,956	2,103
AMC Entertainment
9.750%, 12/01/2020	1,255	1,450
8.750%, 06/01/2019	680	746
AMC Networks
4.750%, 12/15/2022	815	813
American Axle & Manufacturing
7.750%, 11/15/2019	1,465	1,670
6.250%, 03/15/2021	385	401
American Builders & Contractors Supply
5.625%, 04/15/2021 (A)	1,840	1,863
American Standard Americas
10.750%, 01/15/2016 (A)	1,710	1,787
American Tire Distributors
9.750%, 06/01/2017	620	659
AmeriGas Finance
7.000%, 05/20/2022	7,591	8,236

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Ameristar Casinos
7.500%, 04/15/2021	$1,375	$1,499
APX Group
6.375%, 12/01/2019 (A)	2,070	2,065
Avis Budget Car Rental
8.250%, 01/15/2019	1,905	2,074
Beazer Homes USA
7.250%, 02/01/2023 (A)	430	455
Belo
7.750%, 06/01/2027	2,025	2,187
Bon-Ton Department Stores
8.000%, 06/15/2021 (A)	1,520	1,560
Buffalo Thunder Development Authority
9.375%, 12/15/2014 (A) (B)	2,050	605
Burlington Coat Factory Warehouse
10.000%, 02/15/2019	6,240	6,965
Burlington Holdings
9.000%, 02/15/2018 (A)	1,400	1,423
Cablevision Systems
8.625%, 09/15/2017	300	349
7.750%, 04/15/2018	900	1,017
Caesars Entertainment Operating
11.250%, 06/01/2017	1,875	1,959
10.000%, 12/15/2018	788	489
9.000%, 02/15/2020 (A)	925	890
8.500%, 02/15/2020	4,205	4,005
Caesars Operating Escrow
9.000%, 02/15/2020 (A)	590	568
Carlson Wagonlit
6.875%, 06/15/2019 (A)	1,365	1,437
Carmike Cinemas
7.375%, 05/15/2019	950	1,047
CDR DB Sub
7.750%, 10/15/2020 (A)	1,820	1,897
Cedar Fair
5.250%, 03/15/2021 (A)	850	850
Checkers Drive-In Restaurants
11.000%, 12/01/2017 (A)	650	700
Chester Downs & Marina
9.250%, 02/01/2020(A)	4,555	4,418
Chrysler Group
8.250%, 06/15/2021	3,620	4,091
8.000%, 06/15/2019	945	1,047
Chukchansi Economic Development Authority
9.750%, 05/30/2020 (A) (B)	2,064	1,042
Cinemark USA
7.375%, 06/15/2021	640	715
5.125%, 12/15/2022	1,800	1,827
4.875%, 06/01/2023 (A)	435	433
CityCenter Holdings
7.625%, 01/15/2016	815	866

134	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Claire’s Stores
9.000%, 03/15/2019 (A)	$1,505	$1,693
8.875%, 03/15/2019	785	842
7.750%, 06/01/2020 (A)	1,195	1,210
Cogeco Cable
4.875%, 05/01/2020 (A)	1,785	1,781
Continental Airlines 2007-1 Cl C Pass-Through Trust
7.339%, 04/19/2014	585	599
Continental Rubber of America
4.500%, 09/15/2019 (A)	1,550	1,608
CST Brands
5.000%, 05/01/2023 (A)	350	353
Dana Holding
6.750%, 02/15/2021	1,304	1,402
6.500%, 02/15/2019	795	847
Dave & Buster’s
11.000%, 06/01/2018	1,390	1,560
Dave & Buster’s Entertainment
14.028%, 02/15/2016 (A)	9,645	7,475
Delta Air Lines 2011-1 Cl B Pass-Through Trust
7.125%, 10/15/2014	2,000	2,060
Dex Media PIK
14.000%, 01/29/2017	1,301	885
Diamond Resorts
12.000%, 08/15/2018	1,350	1,507
Easton-Bell Sports
9.750%, 12/01/2016	1,675	1,805
Eldorado Resorts
8.625%, 06/15/2019 (A)	5,460	5,419
Empire Today
11.375%, 02/01/2017 (A)	1,941	1,776
Expedia
5.950%, 08/15/2020	1,000	1,110
Ferrellgas
6.500%, 05/01/2021	2,150	2,268
Fifth & Pacific
10.500%, 04/15/2019	3,735	4,165
Fontainebleau Las Vegas
11.000%, 06/15/2015 (A) (B)	3,500	2
Gestamp Funding Luxembourg
5.625%, 05/31/2020 (A)	1,760	1,703
Goodyear Tire & Rubber
8.750%, 08/15/2020	185	216
8.250%, 08/15/2020	1,205	1,342
6.500%, 03/01/2021	2,345	2,468
Graton Economic Development Authority
9.625%, 09/01/2019 (A)	4,200	4,751
GRD Holdings III
10.750%, 06/01/2019 (A)	3,475	3,831
Greektown Superholdings
13.000%, 07/01/2015	1,850	1,984
13.000%, 07/01/2015	3,390	3,636

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
GWR Operating Partnership
10.875%, 04/01/2017	$870	$966
Gymboree
9.125%, 12/01/2018	1,005	974
Hanesbrands
8.000%, 12/15/2016	155	166
6.375%, 12/15/2020	1,282	1,413
HD Supply
11.500%, 07/15/2020	770	905
11.000%, 04/15/2020	615	739
10.500%, 01/15/2021	885	918
8.125%, 04/15/2019	1,210	1,343
7.500%, 07/15/2020 (A)	5,545	5,878
Hillman Group
10.875%, 06/01/2018	960	1,061
10.875%, 06/01/2018 (A)	2,305	2,547
INTCOMEX
13.250%, 12/15/2014	4,358	4,402
International Automotive Components Group
9.125%, 06/01/2018 (A)	1,705	1,686
Isle of Capri Casinos
5.875%, 03/15/2021	875	871
J Crew Group
8.125%, 03/01/2019	1,115	1,187
Jaguar Land Rover Automotive
8.125%, 05/15/2021 (A)	1,440	1,624
5.625%, 02/01/2023 (A)	380	389
Jarden
7.500%, 05/01/2017	330	375
7.500%, 01/15/2020	605	653
JC Penney
7.950%, 04/01/2017	290	286
6.375%, 10/15/2036	710	591
5.750%, 02/15/2018	210	188
L Brands
6.625%, 04/01/2021	745	851
5.625%, 02/15/2022	1,285	1,373
Landry’s
9.375%, 05/01/2020 (A)	1,745	1,898
Levi Strauss
6.875%, 05/01/2022	860	954
Libbey Glass
6.875%, 05/15/2020	567	614
Lions Gate Entertainment
10.250%, 11/01/2016 (A)	4,515	4,871
Live Nation Entertainment
7.000%, 09/01/2020 (A)	1,880	2,037
LKQ
4.750%, 05/15/2023 (A)	1,570	1,566
Logan’s Roadhouse
10.750%, 10/15/2017	4,780	4,499
M/I Homes
8.625%, 11/15/2018	2,150	2,376

SEI Institutional Investments Trust / Annual Report / May 31, 2013	135

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Marina District Finance
9.875%, 08/15/2018	$1,640	$1,761
McClatchy
9.000%, 12/15/2022 (A)	2,805	3,029
MDC Partners
6.750%, 04/01/2020 (A)	6,010	6,145
Meritage Homes
7.000%, 04/01/2022	330	370
MGM Resorts International
11.375%, 03/01/2018	2,500	3,237
8.625%, 02/01/2019	2,765	3,270
7.750%, 03/15/2022	275	313
6.750%, 10/01/2020 (A)	2,000	2,180
6.625%, 12/15/2021	1,390	1,506
Michaels Stores
11.375%, 11/01/2016	323	338
11.375%, 11/01/2016 (A)	14	15
7.750%, 11/01/2018	1,570	1,703
MTR Gaming Group
11.500%, 08/01/2019	5,375	5,771
NAI Entertainment Holdings
8.250%, 12/15/2017 (A)	1,375	1,485
NCL
5.000%, 02/15/2018 (A)	478	488
New Academy Finance PIK
8.000%, 06/15/2018 (A)	1,300	1,339
New Albertsons
8.000%, 05/01/2031	4,940	4,100
7.750%, 06/15/2026	135	112
7.450%, 08/01/2029	165	134
New Look Bondco I
8.375%, 05/14/2018 (A)	780	760
Party City Holdings
8.875%, 08/01/2020 (A)	2,985	3,351
Peninsula Gaming
8.375%, 02/15/2018 (A)	2,750	2,984
Petco Animal Supplies
9.250%, 12/01/2018 (A)	985	1,074
Pinnacle Entertainment
7.750%, 04/01/2022	665	725
Quebecor Media Escrow
0.000%, 11/15/2013 (B)	1,800	16
0.000%, 03/15/2016 (B)	2,175	19
Quiksilver
6.875%, 04/15/2015	1,630	1,630
Radio Systems
8.375%, 11/01/2019 (A)	760	835
Royal Caribbean Cruises
5.250%, 11/15/2022	1,325	1,378
RSI Home Products
6.875%, 03/01/2018 (A)	215	223
Sabre
8.500%, 05/15/2019 (A)	3,170	3,495

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Sally Holdings
6.875%, 11/15/2019	$2,537	$2,813
5.750%, 06/01/2022	530	558
Schaeffler Finance
8.500%, 02/15/2019 (A)	250	281
4.750%, 05/15/2021 (A)	365	359
Seminole Hard Rock Entertainment
5.875%, 05/15/2021 (A)	250	248
Seminole Indian Tribe of Florida
7.750%, 10/01/2017 (A)	2,650	2,829
6.535%, 10/01/2020 (A)	1,450	1,588
Seneca Gaming
8.250%, 12/01/2018 (A)	4,840	5,215
Serta Simmons Holdings
8.125%, 10/01/2020 (A)	4,215	4,457
Service International
7.625%, 10/01/2018	450	531
7.500%, 04/01/2027	785	883
7.000%, 05/15/2019	620	670
ServiceMaster
8.000%, 02/15/2020	2,700	2,778
7.450%, 08/15/2027	840	739
7.250%, 03/01/2038	3,170	2,568
7.100%, 03/01/2018	750	731
Seven Seas Cruises S de RL
9.125%, 05/15/2019	1,620	1,770
Shingle Springs Tribal Group
9.375%, 06/15/2015 (A)	3,470	3,479
Sirius XM Radio
4.625%, 05/15/2023 (A)	575	552
4.250%, 05/15/2020 (A)	1,590	1,558
Six Flags Entertainment
5.250%, 01/15/2021 (A)	3,850	3,869
Sonic Automotive
5.000%, 05/15/2023 (A)	380	377
Spencer Spirit Holdings
11.000%, 05/01/2017 (A)	2,660	2,899
9.000%, 05/01/2018 (A)	1,120	1,117
Stanadyne Holdings
12.000%, 02/15/2015 (C)	1,500	990
Stanadyne Holdings, Ser 1
10.000%, 08/15/2014	1,580	1,546
Steinway Musical Instruments
7.000%, 03/01/2014 (A)	1,110	1,111
Stewart Enterprises
6.500%, 04/15/2019	575	618
Suburban Propane Partners
7.500%, 10/01/2018	1,672	1,795
7.375%, 03/15/2020	500	535
Sugarhouse HSP Gaming Prop Mezz
8.625%, 04/15/2016 (A)	1,250	1,331
Taylor Morrison Communities
7.750%, 04/15/2020 (A)	1,057	1,179

136	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Tempur-Pedic International
6.875%, 12/15/2020 (A)	$1,405	$1,516
Toll Brothers Finance
4.375%, 04/15/2023	1,650	1,666
Toys R Us
10.375%, 08/15/2017	1,755	1,917
Travelport
13.875%, 03/01/2016 (A)	1,308	1,354
11.875%, 09/01/2016	1,535	1,454
TRW Automotive
4.500%, 03/01/2021 (A)	1,010	1,038
UAL 1995 Pass-Through Trust A, Ser 95A1
0.000%, 04/19/2012 (B) (G)	415	108
UCI International
8.625%, 02/15/2019	1,185	1,226
Vail Resorts
6.500%, 05/01/2019	1,340	1,434
Visteon
6.750%, 04/15/2019	1,039	1,109
WMG Acquisition
11.500%, 10/01/2018	2,990	3,528
6.000%, 01/15/2021 (A)	1,375	1,451
Wok Acquisition
10.250%, 06/30/2020 (A)	3,740	4,189
Wolverine World Wide
6.125%, 10/15/2020 (A)	115	122
Wynn Las Vegas
7.750%, 08/15/2020	3,050	3,439
4.250%, 05/30/2023 (A)	1,075	1,045

		317,755

Consumer Staples — 9.1%
Accellent
10.000%, 11/01/2017	1,075	1,005
8.375%, 02/01/2017	935	984
Albea Beauty Holdings
8.375%, 11/01/2019 (A)	745	779
American Achievement
10.875%, 04/15/2016 (A)	1,095	1,111
Apria Healthcare Group
12.375%, 11/01/2014	1,509	1,560
APX Group
8.750%, 12/01/2020 (A)	3,995	4,055
ARAMARK
5.750%, 03/15/2020 (A)	3,375	3,493
Armored Autogroup
9.250%, 11/01/2018	2,700	2,568
Ashtead Capital
6.500%, 07/15/2022 (A)	1,795	1,939
Aurora Diagnostics Holdings
10.750%, 01/15/2018	5,125	3,562
Avis Budget Car Rental
5.500%, 04/01/2023 (A)	1,695	1,712
4.875%, 11/15/2017 (A)	390	404

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
B&G Foods
4.625%, 06/01/2021	$1,090	$1,087
Beverages & More
9.625%, 10/01/2014 (A)	3,900	4,007
Biomet
6.500%, 10/01/2020 (A)	1,500	1,519
Brickman Group Holdings
9.125%, 11/01/2018 (A)	80	87
Bumble Bee Holdco SCA PIK
9.625%, 03/15/2018 (A)	3,750	3,994
Bumble Bee Holdings
9.000%, 12/15/2017 (A)	1,466	1,609
CDRT Holding PIK
9.250%, 10/01/2017 (A)	730	750
Central Garden and Pet
8.250%, 03/01/2018	6,100	6,359
Ceridian
11.000%, 03/15/2021 (A)	324	370
8.875%, 07/15/2019 (A)	1,800	2,052
Chiquita Brands International
7.875%, 02/01/2021 (A)	315	339
CHS
8.000%, 11/15/2019	1,810	1,991
7.125%, 07/15/2020	2,900	3,183
5.125%, 08/15/2018	535	558
Constellation Brands
4.250%, 05/01/2023	1,280	1,258
3.750%, 05/01/2021	747	728
Del Monte
7.625%, 02/15/2019	6,075	6,295
Elan Finance
6.250%, 06/15/2021 (A)	850	854
Elizabeth Arden
7.375%, 03/15/2021	240	267
Emergency Medical Services
8.125%, 06/01/2019	2,246	2,448
ESAL GmbH
6.250%, 02/05/2023 (A)	330	328
First Quality Finance
4.625%, 05/15/2021 (A)	865	843
Fleming
10.125%, 04/01/2008 (B)	974	—
Fresenius Medical Care US Finance II
5.625%, 07/31/2019 (A)	1,960	2,151
Global A&T Electronics
10.000%, 02/01/2019 (A)	200	215
Harbinger Group
7.875%, 07/15/2019 (A)	3,050	3,248
Hawk Acquisition Sub
4.250%, 10/15/2020 (A)	1,205	1,196
HCA
8.000%, 10/01/2018	500	589
7.500%, 02/15/2022	4,535	5,283
6.500%, 02/15/2020	2,425	2,734

SEI Institutional Investments Trust / Annual Report / May 31, 2013	137

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
5.875%, 03/15/2022	$2,050	$2,250
4.750%, 05/01/2023	1,500	1,496
Hertz
7.500%, 10/15/2018	1,580	1,718
5.875%, 10/15/2020	445	470
HJ Heinz Finance
7.125%, 08/01/2039 (A)	665	750
Immucor
11.125%, 08/15/2019	6,765	7,661
INC Research
11.500%, 07/15/2019 (A)	2,965	3,187
Interactive Data
10.250%, 08/01/2018	1,030	1,158
JBS USA
8.250%, 02/01/2020 (A)	1,190	1,306
Kinetic Concepts
12.500%, 11/01/2019	1,160	1,195
10.500%, 11/01/2018	2,430	2,631
Knowledge Universe Education
7.750%, 02/01/2015 (A)	775	748
Land O’ Lakes
6.000%, 11/15/2022 (A)	340	366
Lantheus Medical Imaging
9.750%, 05/15/2017	1,440	1,373
Laureate Education
9.250%, 09/01/2019 (A)	2,000	2,240
Mead Products
6.750%, 04/30/2020 (A)	355	373
Michael Foods Group
9.750%, 07/15/2018	1,160	1,293
Michael Foods Holding PIK
8.500%, 07/15/2018 (A)	1,165	1,229
Monitronics International
9.125%, 04/01/2020	4,280	4,622
MultiPlan
9.875%, 09/01/2018 (A)	1,265	1,417
OnCure Holdings
11.750%, 05/15/2017 (B)	1,000	480
Pantry
8.375%, 08/01/2020	1,440	1,575
Physio-Control International
9.875%, 01/15/2019 (A)	400	452
Post Holdings
7.375%, 02/15/2022	1,270	1,414
Radiation Therapy Services
9.875%, 04/15/2017	1,125	658
8.875%, 01/15/2017	665	633
Radnet Management
10.375%, 04/01/2018	720	773
Reynolds Group Issuer
9.875%, 08/15/2019	5,630	6,137
9.000%, 04/15/2019	4,655	4,888
6.875%, 02/15/2021	1,000	1,068
5.750%, 10/15/2020	7,900	8,019

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Rite Aid
9.250%, 03/15/2020	$6,675	$7,534
7.700%, 02/15/2027	2,635	2,773
7.500%, 03/01/2017	590	606
Rural
10.125%, 07/15/2019 (A)	2,900	2,494
ServiceMaster
7.000%, 08/15/2020	1,585	1,571
Sky Growth Acquisition
7.375%, 10/15/2020 (A)	2,265	2,407
Smithfield Foods
6.625%, 08/15/2022	485	552
Spectrum Brands
6.750%, 03/15/2020	440	473
Spectrum Brands Escrow
6.625%, 11/15/2022 (A)	1,565	1,690
6.375%, 11/15/2020 (A)	885	950
STHI Holding
8.000%, 03/15/2018 (A)	1,275	1,390
SUPERVALU
6.750%, 06/01/2021 (A)	3,895	3,705
Symbion PIK
11.000%, 08/23/2015	1,162	1,173
TransUnion Holding
9.625%, 06/15/2018	425	458
TransUnion Holding PIK
8.125%, 06/15/2018 (A)	2,349	2,496
United Rentals North America
9.250%, 12/15/2019	1,055	1,188
8.375%, 09/15/2020	575	627
8.250%, 02/01/2021	5,135	5,687
7.625%, 04/15/2022	140	155
7.375%, 05/15/2020	170	187
6.125%, 06/15/2023	290	304
United Surgical Partners International
9.000%, 04/01/2020	1,570	1,754
US Foods
8.500%, 06/30/2019	4,510	4,831
US Oncology Escrow
0.000%, 08/15/2017	2,130	83
Valeant Pharmaceuticals International
7.250%, 07/15/2022 (A)	1,260	1,367
7.000%, 10/01/2020 (A)	1,275	1,374
6.750%, 08/15/2021 (A)	970	1,033
6.375%, 10/15/2020 (A)	885	929
Vanguard Health Holding II
7.750%, 02/01/2019	2,300	2,461
Vector Group
7.750%, 02/15/2021 (A)	830	886

		196,232

Energy — 10.0%
Access Midstream Partners
6.125%, 07/15/2022	555	594
4.875%, 05/15/2023	1,720	1,698

138	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Antero Resources Finance
6.000%, 12/01/2020	$1,660	$1,726
Arch Coal
8.750%, 08/01/2016	245	253
7.250%, 06/15/2021	955	845
7.000%, 06/15/2019	510	459
Athlon Holdings
7.375%, 04/15/2021 (A)	1,075	1,118
Atlas Pipeline Partners
6.625%, 10/01/2020 (A)	1,375	1,461
6.625%, 10/01/2020 (A)	595	632
5.875%, 08/01/2023 (A)	1,850	1,887
Atwood Oceanics
6.500%, 02/01/2020	438	469
Berry Petroleum
6.375%, 09/15/2022	430	446
Bill Barrett
7.625%, 10/01/2019	2,000	2,150
Bluewater Holding
3.278%, 07/17/2014 (D)	1,400	1,376
BreitBurn Energy Partners
8.625%, 10/15/2020	640	704
7.875%, 04/15/2022 (A)	4,160	4,514
Calumet Specialty Products Partners
9.375%, 05/01/2019	2,925	3,254
Carrizo Oil & Gas
7.500%, 09/15/2020	400	432
Chaparral Energy
8.250%, 09/01/2021	915	1,011
7.625%, 11/15/2022	730	788
Chesapeake Energy
6.625%, 08/15/2020	2,835	3,154
6.125%, 02/15/2021	270	294
5.750%, 03/15/2023	625	650
5.375%, 06/15/2021	325	331
Chesapeake Oilfield Operating
7.125%, 11/15/2019 (A)	425	446
Comstock Resources
7.750%, 04/01/2019	2,200	2,327
CONSOL Energy
8.250%, 04/01/2020	680	751
8.000%, 04/01/2017	815	872
Continental Resources
5.000%, 09/15/2022	455	471
Copano Energy
7.750%, 06/01/2018	875	909
7.125%, 04/01/2021	520	599
Crestwood Midstream Partners
7.750%, 04/01/2019	3,750	4,003
7.750%, 04/01/2019 (A)	300	320
Crosstex Energy
8.875%, 02/15/2018	2,625	2,822
7.125%, 06/01/2022	725	776

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Denbury Resources
8.250%, 02/15/2020	$909	$1,018
Dresser-Rand Group
6.500%, 05/01/2021	600	650
Drill Rigs Holdings
6.500%, 10/01/2017 (A)	1,500	1,530
Eagle Rock Energy Partners
8.375%, 06/01/2019	6,960	7,291
El Paso
7.250%, 06/01/2018	740	859
7.000%, 06/15/2017	270	308
EP Energy
9.375%, 05/01/2020	1,390	1,576
7.750%, 09/01/2022	720	803
6.875%, 05/01/2019	2,665	2,878
EV Energy Partners
8.000%, 04/15/2019	1,465	1,505
Exterran Holdings
7.250%, 12/01/2018	4,650	4,976
Exterran Partners
6.000%, 04/01/2021 (A)	2,090	2,142
Foresight Energy
9.625%, 08/15/2017 (A)	2,060	2,235
Forest Oil
7.500%, 09/15/2020 (A)	7,785	7,824
7.250%, 06/15/2019	995	990
FTS International Services
8.125%, 11/15/2018 (A)	727	774
Genesis Energy
5.750%, 02/15/2021 (A)	1,780	1,816
Halcon Resources
8.875%, 05/15/2021 (A)	7,545	7,677
Hercules Offshore
10.500%, 10/15/2017 (A)	2,055	2,209
Hiland Partners
7.250%, 10/01/2020 (A)	990	1,079
Hilcorp Energy I
8.000%, 02/15/2020 (A)	1,280	1,414
7.625%, 04/15/2021 (A)	125	138
James River Coal
7.875%, 04/01/2019	410	213
Kodiak Oil & Gas
8.125%, 12/01/2019	2,630	2,959
5.500%, 01/15/2021 (A)	555	576
Laredo Petroleum
9.500%, 02/15/2019	3,475	3,935
7.375%, 05/01/2022	980	1,078
Legacy Reserves
8.000%, 12/01/2020 (A)	2,250	2,368
6.625%, 12/01/2021 (A)	2,620	2,561
Linn Energy
8.625%, 04/15/2020	1,230	1,347
7.750%, 02/01/2021	580	615
6.500%, 05/15/2019	455	463
6.250%, 11/01/2019 (A)	4,455	4,488

SEI Institutional Investments Trust / Annual Report / May 31, 2013	139

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Magnum Hunter Resources
9.750%, 05/15/2020 (A)	$805	$833
9.750%, 05/15/2020 (A)	95	98
MarkWest Energy Partners
5.500%, 02/15/2023	805	841
MEG Energy
6.500%, 03/15/2021 (A)	326	337
6.375%, 01/30/2023 (A)	3,035	3,111
Memorial Production Partners
7.625%, 05/01/2021 (A)	1,840	1,849
Midstates Petroleum
10.750%, 10/01/2020 (A)	5,002	5,352
9.250%, 06/01/2021 (A)	3,235	3,219
Milagro Oil & Gas
10.500%, 05/15/2016 (B)	1,950	1,599
Millennium Offshore Services Superholdings
9.500%, 02/15/2018 (A)	1,040	1,076
Newfield Exploration
6.875%, 02/01/2020	675	722
Niska Gas Storage US
8.875%, 03/15/2018	3,090	3,245
Northern Oil and Gas
8.000%, 06/01/2020	1,420	1,477
Ocean Rig UDW
9.500%, 04/27/2016 (A)	6,100	6,466
Offshore Group Investment
7.125%, 04/01/2023 (A)	715	738
Pacific Drilling
5.375%, 06/01/2020 (A)	975	965
Parker Drilling
9.125%, 04/01/2018	2,200	2,387
PDC Energy
7.750%, 10/15/2022 (A)	2,570	2,801
Peabody Energy
6.250%, 11/15/2021	390	408
6.000%, 11/15/2018	860	920
Penn Virginia Resource Partners
8.375%, 06/01/2020	2,880	3,132
8.250%, 04/15/2018	1,265	1,347
6.500%, 05/15/2021 (A)	800	803
Pioneer Energy Services
9.875%, 03/15/2018	1,850	2,017
Plains Exploration & Production
6.875%, 02/15/2023	905	1,024
6.500%, 11/15/2020	1,775	1,966
QR Energy
9.250%, 08/01/2020	725	769
Range Resources
5.000%, 08/15/2022	2,525	2,563
5.000%, 03/15/2023 (A)	4,550	4,596
Regency Energy Partners
5.500%, 04/15/2023	550	578
4.500%, 11/01/2023 (A)	690	683

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Rockies Express Pipeline
6.000%, 01/15/2019 (A)	$2,030	$2,005
Rosetta Resources
5.625%, 05/01/2021	965	967
Sabine Pass Liquefaction
5.625%, 02/01/2021 (A)	3,820	3,834
5.625%, 04/15/2023 (A)	4,210	4,210
Samson Investment
9.750%, 02/15/2020 (A)	2,240	2,335
SandRidge Energy
8.750%, 01/15/2020	70	75
8.125%, 10/15/2022	4,689	5,006
7.500%, 03/15/2021	3,375	3,476
7.500%, 02/15/2023	5,385	5,547
Sea Trucks Group
9.000%, 03/26/2018 (A)	2,150	2,182
SESI
7.125%, 12/15/2021	4,000	4,490
Targa Resources Partners
7.875%, 10/15/2018	2,445	2,647
6.375%, 08/01/2022	1,750	1,899
4.250%, 11/15/2023 (A)	870	829
Tesoro Logistics
5.875%, 10/01/2020 (A)	725	756
Trinidad Drilling
7.875%, 01/15/2019 (A)	880	946
Vanguard Natural Resources
7.875%, 04/01/2020	835	893
Western Refining
6.250%, 04/01/2021 (A)	265	274
WPX Energy
6.000%, 01/15/2022	270	291

		217,421

Financials — 7.4%
Ally Financial
8.000%, 11/01/2031	1,150	1,483
7.500%, 09/15/2020	850	992
6.250%, 12/01/2017	3,675	4,045
5.500%, 02/15/2017	1,430	1,530
4.625%, 06/26/2015	360	376
Alphabet Holding PIK
7.750%, 11/01/2017 (A)	4,135	4,269
American International Group
8.175%, 05/15/2058 (D)	1,145	1,500
A-S-Issuer Subsidiary
7.875%, 12/15/2020 (A)	3,035	3,179
Aventine (Escrow Security) PIK
0.000%, 10/15/2049 (B)(E)(F)(G)	2,600	1
Bank of America
8.000%, 12/29/2049 (D)	1,885	2,149
5.200%, 12/29/2049 (D)	3,400	3,366
Barclays Bank
7.625%, 11/21/2022	1,510	1,518

140	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
CIT Group
6.625%, 04/01/2018 (A)	$300	$337
5.500%, 02/15/2019 (A)	1,920	2,078
5.250%, 03/15/2018	1,520	1,634
5.000%, 05/15/2017	720	767
4.250%, 08/15/2017	800	824
City National Bank
9.000%, 08/12/2019	4,062	4,907
CNH Capital
6.250%, 11/01/2016	610	671
Corrections Corp of America‡
4.625%, 05/01/2023 (A)	240	244
4.125%, 04/01/2020 (A)	285	286
Credit Acceptance
9.125%, 02/01/2017	3,000	3,240
E*TRADE Financial
6.375%, 11/15/2019	1,575	1,654
EPR Properties‡
5.750%, 08/15/2022	1,065	1,151
Fidelity & Guaranty Life Holdings
6.375%, 04/01/2021 (A)	1,000	1,030
Fifth Third Bancorp
5.100%, 12/31/2049 (D)	710	708
General Motors Financial
4.250%, 05/15/2023 (A)	325	319
3.250%, 05/15/2018 (A)	802	795
2.750%, 05/15/2016 (A)	325	325
Geo Group‡
6.625%, 02/15/2021	75	82
5.125%, 04/01/2023 (A)	1,320	1,346
GETCO Financing Escrow
8.250%, 06/15/2018 (A)	1,775	1,735
Global Investments Group Finance
11.000%, 09/24/2017	3,000	2,910
HBOS Capital Funding
6.071%, 06/30/2049 (A) (D)	4,910	4,480
Hub International
8.125%, 10/15/2018 (A)	5,925	6,369
Icahn Enterprises
8.000%, 01/15/2018	2,800	2,968
ILFC E-Capital Trust II
6.250%, 12/21/2065 (A) (D)	1,900	1,786
ING Groep
5.775%, 12/29/2049 (D)	3,250	3,169
ING US
5.650%, 05/15/2053 (A) (D)	2,050	2,060
Ironshore Holdings US
8.500%, 05/15/2020 (A)	5,000	5,831
Jefferies Finance
7.375%, 04/01/2020 (A)	830	834
Jefferies Group
8.500%, 07/15/2019	820	1,037
Kennedy-Wilson
8.750%, 04/01/2019	3,500	3,841
8.750%, 04/01/2019 (A)	430	472

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Lancashire Holdings
5.700%, 10/01/2022 (A)	$1,200	$1,126
Liberty Mutual Group
7.000%, 03/15/2037 (A) (D)	1,565	1,635
Lloyds Banking Group
6.267%, 11/14/2016 (A) (D)	1,435	1,191
Marlin Water Trust II
6.310%, 07/15/2003 (A) (B)	4,000	—
Mattamy Group
6.500%, 11/15/2020 (A)	1,575	1,571
Millennium Escrow
7.625%, 11/15/2026 (B)	200	—
MPT Operating Partnership‡
6.875%, 05/01/2021	4,095	4,525
National Life Insurance
10.500%, 09/15/2039 (A)	1,100	1,552
Nationstar Mortgage
9.625%, 05/01/2019 (A)	915	1,043
7.875%, 10/01/2020 (A)	3,725	4,079
6.500%, 07/01/2021 (A)	3,300	3,366
6.500%, 06/01/2022	3,015	3,015
Norcraft
10.500%, 12/15/2015	975	1,019
Nuveen Investments
9.500%, 10/15/2020 (A)	6,890	7,390
9.125%, 10/15/2017 (A)	3,170	3,329
Ohio Casualty
7.300%, 06/15/2014	1,050	1,108
Onex USI Acquisition
7.750%, 01/15/2021 (A)	4,105	4,218
Ono Finance II
10.875%, 07/15/2019 (A)	780	825
Oxford Finance
7.250%, 01/15/2018 (A)	1,150	1,226
PHH
9.250%, 03/01/2016	725	843
7.375%, 09/01/2019	775	880
PNC Preferred Funding Trust II
1.503%, 03/29/2049 (A) (D)	6,540	5,755
Provident Funding Associates
6.750%, 06/15/2021 (A)	780	796
RBS Capital Trust I
4.709%, 12/29/2049 (D)	2,280	1,847
RBS Capital Trust III
5.512%, 09/30/2049 (D)	420	352
Realogy
7.875%, 02/15/2019 (A)	1,125	1,235
7.625%, 01/15/2020 (A)	520	589
RHP Hotel Properties‡
5.000%, 04/15/2021 (A)	1,416	1,437
Rivers Pittsburgh Borrower
9.500%, 06/15/2019 (A)	725	798
Sabra Health Care‡
8.125%, 11/01/2018	4,540	4,937

SEI Institutional Investments Trust / Annual Report / May 31, 2013	141

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Snoqualmie Entertainment Authority
9.125%, 02/01/2015 (A)	$1,116	$1,105
4.223%, 02/01/2014 (A) (D)	245	241
Springleaf Finance
6.900%, 12/15/2017	2,175	2,254
6.000%, 06/01/2020 (A)	915	883
USB Realty
1.424%, 12/29/2049 (A) (D)	6,400	5,712
Wilton Re Finance
5.875%, 03/30/2033 (A) (D)	2,400	2,384
XL Capital
6.500%, 12/31/2049 (D)	2,615	2,622

		161,186

Health Care — 2.7%
Acadia Healthcare
12.875%, 11/01/2018	1,702	2,119
6.125%, 03/15/2021 (A)	1,100	1,147
Alere
7.250%, 07/01/2018 (A)	790	857
6.500%, 06/15/2020 (A)	3,300	3,316
Amsurg
5.625%, 11/30/2020 (A)	3,075	3,198
Biomet
6.500%, 08/01/2020 (A)	3,231	3,401
BioScrip
10.250%, 10/01/2015	3,685	3,869
DaVita HealthCare Partners
6.625%, 11/01/2020	1,435	1,532
6.375%, 11/01/2018	255	271
5.750%, 08/15/2022	10	11
DJO Finance
9.875%, 04/15/2018	4,770	5,235
8.750%, 03/15/2018	970	1,072
7.750%, 04/15/2018	3,295	3,410
Endo Health Solutions
7.000%, 07/15/2019	1,000	1,075
HCA Holdings
7.750%, 05/15/2021	2,460	2,718
6.250%, 02/15/2021	665	711
Health Management Associates
7.375%, 01/15/2020	3,355	3,661
HealthSouth
8.125%, 02/15/2020	3,745	4,148
7.750%, 09/15/2022	549	607
7.250%, 10/01/2018	33	36
5.750%, 11/01/2024	265	274
Hologic
6.250%, 08/01/2020	2,810	3,003
inVentiv Health
11.000%, 08/15/2018 (A)	450	396
10.750%, 08/15/2018 (A)	610	537
Kindred Healthcare
8.250%, 06/01/2019	3,230	3,375

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Surgical Care Affiliates PIK
8.875%, 07/15/2015 (A)	$1,636	$1,644
Tenet Healthcare
8.000%, 08/01/2020	2,685	2,947
4.750%, 06/01/2020 (A)	1,430	1,441
4.375%, 10/01/2021 (A)	1,800	1,746
Truven Health Analytics
10.625%, 06/01/2020 (A)	595	672

		58,429

Industrials — 7.9%
Actuant
5.625%, 06/15/2022	4,000	4,120
ADS Waste Holdings
8.250%, 10/01/2020 (A)	630	676
Air Canada
9.250%, 08/01/2015 (A)	3,965	4,181
Air Medical Group Holdings
9.250%, 11/01/2018	4,445	4,878
Aircastle
7.625%, 04/15/2020	415	476
6.750%, 04/15/2017	270	297
Alion Science & Technology
10.250%, 02/01/2015	865	500
Alion Science & Technology PIK
12.000%, 11/01/2014	2,124	2,196
American Airlines Pass-Through Trust, Ser 2011-2, Cl A
8.625%, 10/15/2021	1,001	1,056
Amsted Industries
8.125%, 03/15/2018 (A)	870	933
Anixter
5.625%, 05/01/2019	395	420
ARD Finance PIK
11.125%, 06/01/2018 (A)	1,485	1,626
Ardagh Packaging Finance
9.125%, 10/15/2020 (A)	2,290	2,519
7.375%, 10/15/2017 (A)	300	326
7.000%, 11/15/2020 (A)	3,160	3,239
Associated Materials
9.125%, 11/01/2017	665	703
Atkore International
9.875%, 01/01/2018	910	981
BC Mountain
7.000%, 02/01/2021 (A)	1,090	1,155
Belden
5.500%, 09/01/2022 (A)	830	853
Berry Plastics
9.750%, 01/15/2021	785	907
Boart Longyear Management
7.000%, 04/01/2021 (A)	3,600	3,564
BOE Intermediate Holding
9.000%, 11/01/2017 (A)	835	822

142	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
BOE Merger
9.500%, 11/01/2017 (A)	$1,743	$1,817
Bombardier
7.750%, 03/15/2020 (A)	320	374
6.125%, 01/15/2023 (A)	775	810
5.750%, 03/15/2022 (A)	1,065	1,108
Builders FirstSource
13.000%, 02/15/2016 (A) (D)	410	412
7.625%, 06/01/2021 (A)	1,085	1,090
Building Materials Corp of America
6.875%, 08/15/2018 (A)	2,360	2,519
6.750%, 05/01/2021 (A)	700	758
BWAY Holding
10.000%, 06/15/2018	985	1,091
Case New Holland
7.875%, 12/01/2017	605	711
Cemex Espana Luxembourg
9.250%, 05/12/2020 (A)	1,793	1,923
CEVA Group
11.625%, 10/01/2016 (A)	2,735	2,872
11.500%, 04/01/2018 (A) (B)	2,500	2,275
8.375%, 12/01/2017 (A)	2,365	2,448
CHC Helicopter
9.375%, 06/01/2021 (A)	2,100	2,152
Clean Harbors
5.250%, 08/01/2020	3,015	3,143
Consolidated Container
10.125%, 07/15/2020 (A)	1,445	1,629
Crown Americas
4.500%, 01/15/2023 (A)	145	142
DigitalGlobe
5.250%, 02/01/2021 (A)	2,005	2,020
Esterline Technologies
7.000%, 08/01/2020	1,755	1,922
FGI Operating
7.875%, 05/01/2020 (A)	880	948
Florida East Coast Railway
8.125%, 02/01/2017	750	799
GenCorp
7.125%, 03/15/2021 (A)	1,590	1,701
General Cable
5.750%, 10/01/2022 (A)	575	592
Gibraltar Industries
6.250%, 02/01/2021 (A)	874	922
Graphic Packaging International
4.750%, 04/15/2021	1,346	1,359
Great Lakes Dredge & Dock
7.375%, 02/01/2019	1,215	1,280
Griffon
7.125%, 04/01/2018	750	806
H&E Equipment Services
7.000%, 09/01/2022	2,175	2,349
Huntington Ingalls Industries
6.875%, 03/15/2018	600	654

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Interline Brands
7.500%, 11/15/2018	$865	$926
Interline Brands PIK
10.000%, 11/15/2018 (A)	310	343
International Lease Finance
8.750%, 03/15/2017	3,280	3,883
6.250%, 05/15/2019	405	442
5.875%, 04/01/2019	1,955	2,097
5.750%, 05/15/2016	170	182
4.625%, 04/15/2021	715	710
Iron Mountain
7.750%, 10/01/2019	2,625	2,930
Kratos Defense & Security Solutions
10.000%, 06/01/2017	1,525	1,662
Liberty Tire Recycling
11.000%, 10/01/2016 (A)	3,900	4,007
Manitowoc
8.500%, 11/01/2020	1,180	1,342
Marquette Transportation
10.875%, 01/15/2017	1,650	1,786
Masonite International
8.250%, 04/15/2021 (A)	2,030	2,253
Meritor
6.750%, 06/15/2021	735	726
Midwest Vanadium
11.500%, 02/15/2018 (A)	1,350	891
Milacron
7.750%, 02/15/2021 (A)	1,490	1,564
Mobile Mini
7.875%, 12/01/2020	1,190	1,318
Mueller Water Products
8.750%, 09/01/2020	504	570
7.375%, 06/01/2017	1,455	1,491
Navistar International
8.250%, 11/01/2021	1,320	1,345
Nortek
8.500%, 04/15/2021	1,510	1,653
8.500%, 04/15/2021 (A)	1,950	2,116
Old AII
10.000%, 12/15/2016 (B)	1,675	—
Old AII PIK
9.000%, 12/15/2014 (B)	950	—
Oshkosh
8.500%, 03/01/2020	1,765	1,964
8.250%, 03/01/2017	705	758
Packaging Dynamics
8.750%, 02/01/2016 (A)	2,724	2,850
Polymer Group
7.750%, 02/01/2019	965	1,040
Polypore International
7.500%, 11/15/2017	980	1,049
Quality Distribution
9.875%, 11/01/2018	4,770	5,330

SEI Institutional Investments Trust / Annual Report / May 31, 2013	143

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
RBS Global
8.500%, 05/01/2018	$1,205	$1,304
Silver II Borrower
7.750%, 12/15/2020 (A)	1,830	1,899
Swift Services Holdings
10.000%, 11/15/2018	1,490	1,702
syncreon Global Ireland
9.500%, 05/01/2018 (A)	2,467	2,677
Tekni-Plex
9.750%, 06/01/2019 (A)	579	648
Tempel Steel
12.000%, 08/15/2016 (A)	1,100	1,062
Terex
6.500%, 04/01/2020	700	751
6.000%, 05/15/2021	3,020	3,194
Tervita
8.000%, 11/15/2018 (A)	765	792
Titan International
7.875%, 10/01/2017	4,335	4,638
7.875%, 10/01/2017 (A)	180	193
TRAC Intermodal
11.000%, 08/15/2019 (A)	1,910	2,108
TransDigm
5.500%, 10/15/2020 (A)	2,100	2,174
Trinseo Materials Operating SCA
8.750%, 02/01/2019 (A)	5,335	5,315
Triumph Group
4.875%, 04/01/2021 (A)	590	602
USG
8.375%, 10/15/2018 (A)	1,535	1,689
6.300%, 11/15/2016	1,975	2,089
Viasystems
7.875%, 05/01/2019 (A)	3,825	4,093
Victor Technologies Group
9.000%, 12/15/2017	3,803	4,145
Watco
6.375%, 04/01/2023 (A)	2,440	2,568

		169,925

Information Technology — 4.3%
Advanced Micro Devices
7.500%, 08/15/2022 (A)	3,540	3,451
Amkor Technology
7.375%, 05/01/2018	735	777
6.375%, 10/01/2022 (A)	2,390	2,414
Aspect Software
10.625%, 05/15/2017	4,260	4,441
Audatex North America
6.750%, 06/15/2018 (A)	705	750
Brocade Communications Systems
4.625%, 01/15/2023 (A)	1,000	985

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
CDW
12.535%, 10/12/2017	$641	$689
8.500%, 04/01/2019	2,970	3,286
8.000%, 12/15/2018	2,865	3,155
Epicor Software
8.625%, 05/01/2019	2,860	3,110
Equinix
5.375%, 04/01/2023	1,900	1,962
4.875%, 04/01/2020	2,810	2,859
First Data
12.625%, 01/15/2021	2,077	2,269
11.750%, 08/15/2021 (A)	690	668
11.250%, 03/31/2016	390	392
11.250%, 01/15/2021 (A)	1,100	1,125
8.875%, 08/15/2020 (A)	1,200	1,326
8.250%, 01/15/2021 (A)	1,850	1,961
7.375%, 06/15/2019 (A)	635	670
6.750%, 11/01/2020 (A)	1,050	1,097
First Data PIK
8.750%, 01/15/2022 (A)	7,497	8,040
Freescale Semiconductor
9.250%, 04/15/2018 (A)	545	593
IAC
4.750%, 12/15/2022 (A)	1,555	1,528
iGATE
9.000%, 05/01/2016	3,819	4,105
IMS Health
6.000%, 11/01/2020 (A)	835	883
Infor US
11.500%, 07/15/2018	610	715
9.375%, 04/01/2019	4,860	5,480
j2 Global
8.000%, 08/01/2020	2,115	2,274
MagnaChip Semiconductor
10.500%, 04/15/2018	1,835	2,032
ManTech International
7.250%, 04/15/2018	895	950
NCR
5.000%, 07/15/2022	1,900	1,914
NeuStar
4.500%, 01/15/2023 (A)	950	926
Nuance Communications
5.375%, 08/15/2020 (A)	3,345	3,387
NXP
9.750%, 08/01/2018 (A)	367	415
5.750%, 02/15/2021 (A)	2,800	2,940
5.750%, 03/15/2023 (A)	455	473
3.750%, 06/01/2018 (A)	550	542
Seagate HDD Cayman
4.750%, 06/01/2023 (A)	1,615	1,566
Sensata Technologies
6.500%, 05/15/2019 (A)	5,248	5,667
Southern Graphics
8.375%, 10/15/2020 (A)	450	484

144	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
SSI Investments II
11.125%, 06/01/2018	$1,020	$1,127
Stratus Technologies Bermuda
12.000%, 03/29/2015	2,637	2,703
Stream Global Services
11.250%, 10/01/2014 (A)	805	827
11.250%, 10/01/2014	615	632
SunEdison
7.750%, 04/01/2019	855	834
SunGard Data Systems
7.625%, 11/15/2020	40	44
7.375%, 11/15/2018	975	1,038
6.625%, 11/01/2019 (A)	970	1,021
VeriSign
4.625%, 05/01/2023 (A)	1,000	1,005
WEX
4.750%, 02/01/2023 (A)	1,475	1,471

		93,003

Materials — 5.8%
AK Steel
8.750%, 12/01/2018 (A)	1,350	1,482
7.625%, 05/15/2020	795	711
AM Castle
12.750%, 12/15/2016	300	352
APERAM
7.750%, 04/01/2018 (A)	4,970	4,945
ArcelorMittal
6.125%, 06/01/2018	3,095	3,281
Ashland
4.750%, 08/15/2022 (A)	1,725	1,762
Ball
5.000%, 03/15/2022	1,550	1,604
4.000%, 11/15/2023	825	789
Celanese US Holdings
4.625%, 11/15/2022	3,365	3,458
Chemtura
7.875%, 09/01/2018	2,165	2,371
Clearwater Paper
7.125%, 11/01/2018	175	189
Commercial Metals
4.875%, 05/15/2023	1,250	1,191
Edgen Murray
8.750%, 11/01/2020 (A)	2,155	2,247
Eldorado
6.125%, 12/15/2020 (A)	1,350	1,370
Essar Steel Algoma
9.375%, 03/15/2015 (A)	825	767
FMG Resources
8.250%, 11/01/2019 (A)	940	992
6.875%, 02/01/2018 (A)	2,430	2,472
FMG Resources August 2006 PTY
6.875%, 04/01/2022 (A)	1,540	1,555

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Headwaters
7.625%, 04/01/2019	$1,435	$1,539
Hecla Mining
6.875%, 05/01/2021 (A)	3,385	3,275
Hexion US Finance
9.000%, 11/15/2020	1,260	1,282
8.875%, 02/01/2018	2,540	2,651
6.625%, 04/15/2020 (A)	765	796
6.625%, 04/15/2020	540	562
Horsehead Holding
10.500%, 06/01/2017 (A)	870	940
Huntsman International
8.625%, 03/15/2020	535	591
8.625%, 03/15/2021	670	749
4.875%, 11/15/2020	535	540
IAMGOLD
6.750%, 10/01/2020 (A)	5,800	5,307
Ineos Finance
8.375%, 02/15/2019 (A)	1,620	1,806
7.500%, 05/01/2020 (A)	735	807
Ineos Group Holdings
6.125%, 08/15/2018 (A)	1,495	1,476
Inmet Mining
8.750%, 06/01/2020 (A)	1,425	1,535
JMC Steel Group
8.250%, 03/15/2018 (A)	1,730	1,752
KGHM International
7.750%, 06/15/2019 (A)	1,200	1,254
MacDermid
9.500%, 04/15/2017 (A)	1,820	1,884
Mirabela Nickel
8.750%, 04/15/2018 (A)	1,780	1,477
Momentive PIK
1.710%, 06/04/2017 (F) (G)	2,849	2,333
New
7.000%, 04/15/2020 (A)	800	848
6.250%, 11/15/2022 (A)	2,540	2,616
Nexeo Solutions
8.375%, 03/01/2018	874	878
Noranda Aluminum Acquisition
11.000%, 06/01/2019 (A)	1,510	1,484
Novelis
8.750%, 12/15/2020	830	928
8.375%, 12/15/2017	2,700	2,916
Orion Engineered Carbons Bondco GmbH
9.625%, 06/15/2018 (A)	1,928	2,145
Perstorp Holding
8.750%, 05/15/2017 (A)	3,435	3,547
PolyOne
7.375%, 09/15/2020	775	854
Rain CII Carbon
8.250%, 01/15/2021 (A)	825	883
8.000%, 12/01/2018 (A)	390	413

SEI Institutional Investments Trust / Annual Report / May 31, 2013	145

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Reichhold Industries PIK
9.000%, 05/08/2017 (A)	$1,826	$1,424
Rentech Nitrogen Partners
6.500%, 04/15/2021 (A)	435	440
Rockwood Specialties Group
4.625%, 10/15/2020	1,820	1,856
Ryerson
11.250%, 10/15/2018 (A)	2,465	2,619
9.000%, 10/15/2017 (A)	1,215	1,312
Sappi Papier Holding GmbH
8.375%, 06/15/2019 (A)	1,470	1,621
7.750%, 07/15/2017 (A)	400	436
6.625%, 04/15/2021 (A)	200	204
Scotts Miracle-Gro
7.250%, 01/15/2018	385	406
6.625%, 12/15/2020	375	408
Sealed Air
8.375%, 09/15/2021 (A)	2,605	3,009
8.125%, 09/15/2019 (A)	1,385	1,568
6.500%, 12/01/2020 (A)	370	412
Smurfit Kappa Acquisitions
4.875%, 09/15/2018 (A)	1,400	1,449
St. Barbara
8.875%, 04/15/2018 (A)	875	849
Steel Dynamics
6.375%, 08/15/2022 (A)	745	812
6.125%, 08/15/2019 (A)	740	805
Taminco Global Chemical
9.750%, 03/31/2020 (A)	3,220	3,647
TPC Group
8.750%, 12/15/2020 (A)	7,695	8,118
US Coatings Acquisition
7.375%, 05/01/2021 (A)	1,165	1,229
Vertellus Specialties
9.375%, 10/01/2015 (A)	825	771
Vulcan Materials
7.500%, 06/15/2021	305	360
7.000%, 06/15/2018	485	550
Walter Energy
9.875%, 12/15/2020 (A)	5,565	5,941
8.500%, 04/15/2021 (A)	2,695	2,708

		124,560

Telecommunication Services — 9.9%
Affinion Group
11.500%, 10/15/2015	513	439
Alcatel-Lucent USA
6.500%, 01/15/2028	1,320	1,049
Avaya
10.500%, 03/01/2021 (A)	1,211	1,017
7.000%, 04/01/2019 (A)	1,610	1,501
Baker & Taylor Acquisitions
15.000%, 04/01/2017 (A)	1,105	773

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Block Communications
7.250%, 02/01/2020 (A)	$745	$808
CCO Holdings
7.875%, 04/30/2018	560	593
7.375%, 06/01/2020	1,335	1,490
7.000%, 01/15/2019	1,250	1,336
5.250%, 03/15/2021	400	406
5.250%, 09/30/2022	1,440	1,440
CenturyLink
5.800%, 03/15/2022	1,920	1,963
5.625%, 04/01/2020	2,820	2,915
Cequel Communications Holdings I
6.375%, 09/15/2020 (A)	3,670	3,835
Cincinnati Bell
8.750%, 03/15/2018	3,425	3,511
Clear Channel Communications
9.000%, 12/15/2019 (A)	581	584
9.000%, 03/01/2021	3,335	3,310
Clear Channel Worldwide Holdings
7.625%, 03/15/2020	255	270
7.625%, 03/15/2020	2,135	2,268
6.500%, 11/15/2022 (A)	2,740	2,891
6.500%, 11/15/2022 (A)	1,015	1,066
Clearwire Communications
12.000%, 12/01/2015 (A)	2,095	2,239
8.250%, 12/01/2040 (A)	537	593
Cogent Communications Group
8.375%, 02/15/2018 (A)	605	675
Columbus International
11.500%, 11/20/2014 (A)	1,265	1,407
CommScope
8.250%, 01/15/2019 (A)	1,270	1,391
CommScope Holding
6.625%, 06/01/2020 (A)	2,230	2,202
CSC Holdings
8.625%, 02/15/2019	2,510	2,993
6.750%, 11/15/2021	2,065	2,313
DCP
10.750%, 08/15/2015 (A)	3,000	3,150
Digicel
8.250%, 09/01/2017 (A)	3,729	3,878
Digicel Group
8.250%, 09/30/2020 (A)	2,011	2,142
DISH DBS
7.875%, 09/01/2019	3,385	3,795
6.750%, 06/01/2021	1,225	1,295
6.250%, 05/15/2023 (A)	3,395	3,395
5.875%, 07/15/2022	1,065	1,068
5.125%, 05/01/2020 (A)	465	453
5.000%, 05/15/2017 (A)	3,135	3,135
5.000%, 03/15/2023	2,160	2,041
4.250%, 04/01/2018 (A)	3,075	2,998
Eileme 2
11.625%, 01/31/2020 (A)	655	770

146	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
GCI
8.625%, 11/15/2019	$775	$827
6.750%, 06/01/2021	505	494
Griffey Intermediate
7.000%, 10/15/2020 (A)	3,890	3,939
GXS Worldwide
9.750%, 06/15/2015	4,420	4,531
Hughes Satellite Systems
7.625%, 06/15/2021	2,484	2,776
6.500%, 06/15/2019	670	732
Intelsat Jackson Holdings
7.500%, 04/01/2021	160	176
7.250%, 10/15/2020	3,200	3,472
6.625%, 12/15/2022 (A)	890	927
5.500%, 08/01/2023 (A)	320	314
Intelsat Luxembourg
11.250%, 02/04/2017	474	501
8.125%, 06/01/2023 (A)	2,400	2,568
7.750%, 06/01/2021 (A)	3,700	3,890
inVentiv Health
9.000%, 01/15/2018 (A)	790	841
iPCS PIK
3.524%, 05/01/2014 (D)	16	16
Level 3 Communications
11.875%, 02/01/2019	1,585	1,819
8.875%, 06/01/2019	1,205	1,307
Level 3 Financing
9.375%, 04/01/2019	435	480
8.625%, 07/15/2020	835	918
8.125%, 07/01/2019	835	904
7.000%, 06/01/2020	970	1,027
4.215%, 02/15/2015 (D)	1,500	1,501
Liberty Interactive
8.250%, 02/01/2030	3,980	4,378
Lucent Technologies
6.450%, 03/15/2029	4,785	3,840
Lynx I
5.375%, 04/15/2021 (A)	2,525	2,626
Lynx II
6.375%, 04/15/2023 (A)	1,305	1,360
McGraw-Hill Global Education Holdings
9.750%, 04/01/2021 (A)	400	415
MetroPCS Wireless
7.875%, 09/01/2018	605	659
6.625%, 04/01/2023 (A)	1,965	2,078
6.250%, 04/01/2021 (A)	1,865	1,954
Nara Cable Funding
8.875%, 12/01/2018 (A)	1,326	1,379
8.875%, 12/01/2018 (A)	1,125	1,187
Nexstar Broadcasting
6.875%, 11/15/2020 (A)	1,645	1,752
Nexstar/Mission Broadcast
8.875%, 04/15/2017	940	1,022

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Nielsen Finance
4.500%, 10/01/2020 (A)	$1,425	$1,429
NII International Telecom SCA
7.875%, 08/15/2019 (A)	350	340
PAETEC Holding
9.875%, 12/01/2018	1,135	1,291
Quebecor Media
5.750%, 01/15/2023	755	774
Sable International Finance
8.750%, 02/01/2020 (A)	80	91
7.750%, 02/15/2017 (A)	1,834	1,953
Satelites Mexicanos
9.500%, 05/15/2017	760	817
SBA Telecommunications
8.250%, 08/15/2019	441	483
Sinclair Television Group
9.250%, 11/01/2017 (A)	895	958
8.375%, 10/15/2018	320	354
6.125%, 10/01/2022 (A)	375	391
5.375%, 04/01/2021 (A)	3,650	3,632
Sitel LLC
11.000%, 08/01/2017 (A)	1,275	1,371
Softbank
4.500%, 04/15/2020 (A)	3,407	3,457
Sprint Capital
8.750%, 03/15/2032	6,620	7,712
6.900%, 05/01/2019	1,400	1,515
Sprint Nextel
9.125%, 03/01/2017	1,455	1,702
9.000%, 11/15/2018 (A)	2,245	2,722
8.375%, 08/15/2017	330	380
6.000%, 11/15/2022	35	36
tw telecom holdings
5.375%, 10/01/2022	1,110	1,149
Unitymedia Hessen GmbH & KG
7.500%, 03/15/2019 (A)	2,000	2,170
5.500%, 01/15/2023 (A)	4,335	4,422
Univision Communications
8.500%, 05/15/2021 (A)	4,465	4,833
7.875%, 11/01/2020 (A)	2,750	3,011
5.125%, 05/15/2023 (A)	3,460	3,391
UPCB Finance III
6.625%, 07/01/2020 (A)	1,535	1,635
UPCB Finance V
7.250%, 11/15/2021 (A)	2,235	2,464
UPCB Finance VI
6.875%, 01/15/2022 (A)	2,604	2,812
Videotron
5.000%, 07/15/2022	2,205	2,260
Virgin Media Finance
4.875%, 02/15/2022	2,235	2,255
Visant
10.000%, 10/01/2017	830	795

SEI Institutional Investments Trust / Annual Report / May 31, 2013	147

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
West
8.625%, 10/01/2018	$3,045	$3,342
Wind Acquisition Finance
11.750%, 07/15/2017 (A)	1,395	1,468
7.250%, 02/15/2018 (A)	2,815	2,935
7.250%, 02/15/2018 (A)	1,285	1,333
6.500%, 04/30/2020 (A)	1,507	1,548
Windstream
8.125%, 09/01/2018	5	5
7.750%, 10/01/2021	820	882
7.500%, 06/01/2022	860	912
7.500%, 04/01/2023	1,215	1,276
6.375%, 08/01/2023	2,285	2,256
Zayo Group
10.125%, 07/01/2020	2,040	2,372
8.125%, 01/01/2020	1,397	1,551

		214,493

Utilities — 2.4%
AES
8.000%, 10/15/2017	62	73
8.000%, 06/01/2020	195	234
7.375%, 07/01/2021	1,455	1,702
4.875%, 05/15/2023	3,195	3,139
Calpine
7.875%, 07/31/2020 (A)	1,843	2,027
7.500%, 02/15/2021 (A)	1,822	1,977
Elwood Energy
8.159%, 07/05/2026	724	785
Energy Future Intermediate Holding
11.750%, 03/01/2022 (A)	2,890	3,291
10.000%, 12/01/2020	656	747
10.000%, 12/01/2020 (A)	6,450	7,313
6.875%, 08/15/2017 (A)	190	202
GenOn Americas Generation
8.500%, 10/01/2021	1,149	1,327
GenOn Energy
9.875%, 10/15/2020	1,580	1,786
Homer City Generation
8.137%, 10/01/2019	2,665	2,805
LBC Tank Terminals Holding Netherlands
6.875%, 05/15/2023 (A)	1,050	1,091
NRG Energy
8.250%, 09/01/2020	160	179
7.875%, 05/15/2021	3,240	3,613
7.625%, 01/15/2018	1,595	1,798
6.625%, 03/15/2023 (A)	1,622	1,715
NSG Holdings
7.750%, 12/15/2025 (A)	2,100	2,279

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Sabine Pass LNG
7.500%, 11/30/2016 (A)	$1,880	$2,002
7.500%, 11/30/2016	10,385	11,579

		51,664

Total Corporate Obligations (Cost $1,531,163) ($ Thousands)		1,604,668

LOAN PARTICIPATIONS — 9.7%
Academy Sports, Initial Term Loan
4.750%, 08/03/2018	338	341
4.500%, 08/03/2018	272	274
Advantage Sales and Marketing, Term Loan
8.250%, 06/17/2018	704	712
Air Medical Group Holdings, Term Loan, 1st Lien
0.000%, 05/21/2018 (H)	3,010	3,010
Albertson’s, Cov-Lite, 1st Lien
5.750%, 02/26/2016	1,445	1,452
Alcatel Lucent, 1st Lien
6.250%, 07/31/2016	1,100	1,111
Alcatel-Lucent USA, Term Loan
7.250%, 01/30/2019	1,930	1,949
American Renal Holdings, Term Loan
8.500%, 02/20/2020	2,000	2,012
Applied Systems, Delayed Term Loan
9.500%, 06/08/2017	375	379
Applied Systems, Hybrid Term Loan, 2nd Lien
8.250%, 06/08/2017	605	611
Apria Healthcare Group, Term Loan
6.750%, 04/06/2020	1,750	1,762
Arctic Glacier Holdings, Term Loan
6.000%, 05/09/2019	496	499
Associated Partners, Term Loan
2.000%, 12/24/2015 (I)	2,000	—
Associated Partners, Term Loan, 1st Lien
6.699%, 12/21/2015	2,000	2,000
Astoria Generating, Term Loan
8.500%, 10/26/2017	4,845	5,024
Asurion
4.500%, 05/24/2019	999	1,003
Avaya, Extended Term Loan B-5
8.000%, 03/31/2018	748	714
Berlin Packaging, 2nd Lien
8.750%, 03/28/2020	375	381
Blue Coat Systems, Term Loan
4.500%, 02/15/2018	3,970	3,991
Caribbean Restaurants, Term Loan B
9.000%, 02/17/2017	117	118

148	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Catalent Pharma Solutions, Term Loan
6.500%, 12/31/2017	$450	$455
Cengage Learning Acquisitions, Extended Term Loan, Tranche B
5.720%, 07/05/2017	350	276
Centaur, 1st Lien
5.250%, 02/19/2019	765	772
Ceridian, Extended Term Loan
5.948%, 05/09/2017	2,419	2,435
CKX, Term Loan B
9.000%, 06/21/2017	506	446
Clear Channel
3.848%, 01/29/2016	3,170	2,942
Cleveland Unlimited, Term Loan
15.000%, 07/25/2016	516	521
Cleveland Unlimited, Term Loan A, PIK
10.000%, 01/25/2016 (G)	181	182
Cleveland Unlimited, Term Loan C, PIK
15.000%, 07/25/2016 (G)	84	85
Cleveland Unlimted, Term Loan B
15.000%, 07/25/2016 (G)	172	174
Cole Haan LLC, Cov-Lite, Term Loan, 1st Lien
5.750%, 01/31/2020	843	851
Constellation, Bridge Loan
0.000%, 12/30/2013 (I)	1,500	—
Cooper Gay Swett & Crawford, 2nd Lien
8.250%, 10/16/2020	400	407
Crestwood Holdings, 1st Lien
0.000%, 05/24/2019 (H)	1,530	1,545
Crestwood Holdings, Term Loan
9.750%, 03/20/2018	1,622	1,638
Cristal Inorganic Chemicals US
6.034%, 11/15/2014	1,663	1,664
CSM Bakery Supplies, Cov-Lite, 1st Lien
0.000%, 05/22/2020 (H)	1,470	1,463
DAE Aviation Holdings, Term Loan B1
6.250%, 11/02/2018	1,712	1,737
Deltek Systems, Term Loan, 2nd Lien
10.000%, 10/10/2019	1,000	1,027
Dex Media West
7.250%, 10/24/2014	2,299	1,954
DJO Finance
4.750%, 09/15/2017	1,945	1,969
Doncasters PLC, 2nd Lien
9.500%, 10/09/2020	350	351
DuPont Performance Coatings, Term Loan
4.750%, 02/01/2020	425	428

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Dynegy Power, Term Loan, 1st Lien
9.250%, 04/23/2020	$303	$304
Dynegy, Cov-Lite, Term Loan B2
4.000%, 04/23/2020	234	234
Endurance International, 2nd Lien
10.250%, 05/09/2020	4,225	4,267
EP Energy, Term Loan
5.000%, 04/10/2018	3,995	4,014
Equipower Resources, Term Loan, 2nd Lien
10.000%, 06/21/2019	560	575
Essential Power, Term Loan
4.500%, 08/08/2019	5,339	5,375
4.250%, 08/08/2019	68	68
Expert Global, Term Loan
8.500%, 04/03/2018	2,957	2,994
Fender Musical Instruments, 1st Lien
5.750%, 04/03/2019	250	249
First Advantage, 2nd Lien
10.500%, 02/13/2019	700	693
First Advantage, Cov-Lite, Term Loan
6.250%, 02/13/2019	500	501
Fortescue Metals Group
5.250%, 10/18/2017	2,637	2,649
GCA Services Group, Cov-Lite, Term Loan, 2nd Lien
9.250%, 11/01/2020	800	812
Getco, Bridge Loan, 2nd Lien
0.000%, 12/18/2013 (H)	400	—
Global Aviation Holdings, Term Loan
10.000%, 07/13/2017	1,937	1,743
3.000%, 02/13/2018	614	123
Go Daddy Operating, Term Loan
4.250%, 12/16/2018	2,134	2,141
GoGo
11.250%, 06/21/2017	1,146	1,126
Graton Economic Development Authority, Term Loan
9.000%, 08/22/2018	3,175	3,336
Guitar Center, Term Loan
5.540%, 04/09/2017	3,086	3,077
H.J. Heinz, Term Loan B2
0.000%, 03/27/2020 (H)	2,235	2,254
Harrah’s Entertainment, Term Loan B6
5.454%, 01/28/2018	936	836
Harrah’s Las Vegas Propco
3.700%, 02/13/2013	4,770	4,353
Harrah’s Operating, Term Loan B-4
9.500%, 10/31/2016	2,903	2,911
Heinz, Unfunded Bridge Loan
0.000%, 11/14/2013 (H)	2,000	—
Hologic, Term Loan B
4.500%, 08/01/2019	1,290	1,298

SEI Institutional Investments Trust / Annual Report / May 31, 2013	149

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Hostess Brands, Term Loan
6.750%, 03/12/2020	$1,187	$1,217
6.750%, 04/09/2020	103	106
Inc Research, Term Loan B
6.000%, 07/12/2018	2,126	2,140
Ineos Holdings Limited, Cov-Lite
4.250%, 05/04/2018	2,096	2,095
Integra Telecom, 2nd Lien
9.750%, 02/19/2020	760	780
Integra Telecom, Term Loan
6.000%, 02/22/2019	1,510	1,526
Intrawest ULC, Term Loan, 1st Lien
7.000%, 12/03/2017	3,095	3,155
ION Trading Technologies, Cov- Lite, Term Loan, 2nd Lien
0.000%, 05/21/2021 (H)	2,330	2,347
JCPenney, Cov-Lite, Term Loan B, 1st Lien
6.000%, 05/21/2018	3,385	3,429
Kalispel Tribal Economic Authority
7.500%, 02/25/2017	2,931	2,924
Knight Capital Group, 1st Lien
0.000%, 11/30/2017 (H)	350	349
Lawson Software, Term Loan B
5.250%, 04/05/2018	568	573
Learning Care Group, Term Loan
6.000%, 05/08/2019	350	351
Lone Star
11.000%, 09/02/2019	540	578
Medical Card, Term Loan
12.250%, 09/17/2015	1,868	1,868
3.000%, 09/17/2015	58	58
Medquist, Term Loan B
7.500%, 08/16/2019	5,383	5,309
Merge Healthcare, Term Loan B
6.000%, 04/23/2019	650	653
Metroflag, 2nd Lien, 2nd Lien
14.000%, 01/06/2009 (B)	325	—
Mirion Technologies, 1st Lien
6.250%, 03/30/2018	598	601
Misys, 2nd Lien
12.000%, 12/06/2019	750	874
Mohegan Tribal Gaming Authority, Term Loan
5.500%, 03/31/2015	2,311	2,317
Mohegan Tribal Gaming Authority, Term Loan B
9.000%, 02/28/2016	4,340	4,481
Nana Development, 1st Lien
8.000%, 03/13/2018	500	490
National Financial Partners, Unfunded Term Loan
0.000%, 12/31/2013 (H)	1,075	—

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Navistar International
5.750%, 08/17/2017	$3,304	$3,365
Nelson Education, Term Loan B-1
2.784%, 07/04/2014	1,466	1,210
NewPage, Term Loan
7.750%, 12/21/2018	2,294	2,340
Nielsen, Bridge Loan
0.000%, 10/01/2013 (H)	5,250	—
Novell, 2nd Lien
11.000%, 11/22/2018	1,215	1,239
Nuveen Investments, Term Loan, 2nd Lien
8.250%, 02/23/2019	1,050	1,053
NXP Semiconductors, Incremental Term Loan C
4.750%, 01/10/2020	547	558
Obsidian Natural Gas Trust
7.000%, 11/02/2015	1,302	1,309
Ocwen Financial
5.000%, 02/15/2018	420	425
One Call Medical
5.500%, 08/19/2019	2,494	2,508
Pacific Drilling, 1st Lien
0.000%, 05/18/2018 (H)	2,250	2,259
Panda Temple Power, 1st Lien
7.250%, 04/03/2019	1,585	1,619
Panolam Industries International
7.250%, 08/23/2017	928	922
Performance Food Group, Cov-Lite, 2nd Lien
6.250%, 11/07/2019	500	500
Pierre Food, Term Loan, 2nd Lien
9.500%, 10/02/2017	4,475	4,570
Pra International, 2nd Lien
10.500%, 06/10/2019	500	507
Ranpak, 2nd Lien
8.500%, 04/10/2020	400	408
Rice Drilling B, Term Loan, 2nd Lien
8.500%, 10/25/2018	1,994	2,019
Rite Aid, Term Loan, 2nd Lien
5.750%, 08/21/2020	785	811
Sabre Holdings
5.250%, 02/15/2019	3,399	3,439
Sirva Worldwide, Term Loan
7.500%, 03/22/2019	1,700	1,687
Smart & Final, Cov-Lite, 2nd Lien
10.500%, 11/15/2020	1,181	1,205
SpringLeaf Financial
5.500%, 05/10/2017	1,859	1,864
Standard Aero, Term Loan B2
6.250%, 11/02/2018	776	788
Sumtotal Systems, Cov-Lite, Term Loan
6.250%, 11/16/2018	1,000	1,007

150	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
SUPERVALU, Cov-Lite, 1st Lien
5.000%, 03/21/2019	$4,260	$4,244
SUPERVALU, Cov-Lite, Term Loan
0.000%, 03/21/2019 (H)	1,055	1,051
SUPERVALU, Term Loan
6.250%, 02/05/2019	1,194	1,190
Targus Group, Term Loan B
11.000%, 05/24/2016	494	479
Telx Group, Term Loan B, 1st Lien
6.250%, 09/25/2017	1,108	1,117
Texas Competitive, Extended Term Loan
4.700%, 10/10/2017	5,830	4,216
Texas Competitive, Non-extended Term Loan
3.775%, 10/10/2014	2,419	1,870
3.699%, 10/10/2014	4,727	3,655
The Pantry, Term Loan B
5.750%, 08/03/2019	1,021	1,031
Transtar Industries, Term Loan, 2nd Lien
9.750%, 10/09/2019	900	925
Travelport, 2nd Lien
9.500%, 01/31/2016	1,838	1,913
Univision Communications, Cov-Lite, 1st Lien
4.500%, 02/28/2020	530	529
US Shipping, 1st Lien
9.000%, 04/11/2018	500	498
Vertafore
9.750%, 10/29/2017	780	797
Wall Street Systems, Cov-Lite, Term Loan, 2nd Lien
9.250%, 10/26/2020	2,150	2,182
Walter Investment Managment, Term Loan
5.750%, 11/28/2017	2,452	2,475
WP Prism (Bausch & Lomb), Term Loan, 1st Lien
6.250%, 05/31/2018	8,900	8,915

Total Loan Participations (Cost $205,472) ($ Thousands)		209,518

COLLATERALIZED DEBT OBLIGATIONS — 9.8%

Other Asset-Backed Securities — 9.8%
AMMC CDO, Ser 11A
0.000%, 10/30/2023 (A)	3,785	3,313
AMMC CDO, Ser 2011-9A
0.000%, 01/15/2022 (A)	2,881	2,665
AMMC CDO, Ser 2012-10A, Cl A
0.000%, 04/11/2022 (A)	3,316	3,134
Battalion CLO II Warehouse
0.000%‡‡‡	1,300	1,300

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Citigroup, Ser 2012-3A
0.000%, 01/18/2025 (A)	$2,697	$2,508
Claris III
0.574%, 08/04/2021	8,252	7,592
Crown Point CLO II Warehouse
0.000%‡‡‡	2,740	2,740
Figueroa CLO, Ser 2013-1I
0.000%, 03/21/2024 (A)	7,644	7,644
Grayson CLO, Ser 2006-1A, Cl B
0.974%, 11/01/2021 (A) (D)	6,599	5,477
Great Lakes CLO 2012-1, Ser 2012-1A
0.000%, 01/15/2023 (A)	2,877	2,848
Great Lakes CLO, Ser 2012-1A, Cl E
6.074%, 01/15/2023 (A) (D)	3,292	3,062
ICE EM CLO, Ser 2007-1A, Cl A2
1.065%, 08/15/2022 (A) (D)	9,372	8,575
ICE EM CLO, Ser 2007-1A, Cl A3
1.315%, 08/15/2022 (A) (D)	2,736	2,424
KKR CLO Trust, Ser 2012-1A, Cl C
4.809%, 12/15/2024 (A) (D)	3,366	3,393
KVK CLO 2013-1, Ser 2013-1A
0.000%, 04/14/2025 (A)	3,030	2,576
KVK CLO, Ser 2012-2A
0.000%, 02/15/2025 (A)	2,956	2,720
Neuberger Berman CLO, Ser 2012-12A
0.000%, 07/25/2023 (A)	3,984	3,367
Neuberger Berman CLO, Ser 2012-12A, Cl E
7.276%, 07/25/2023 (A) (D)	1,202	1,202
Neuberger Berman CLO, Ser 2012-13A
0.000%, 01/23/2024 (A)	2,886	2,310
Neuberger Berman CLO, Ser 2013-14A
0.000%, 04/28/2025 (A)	3,194	2,970
Newstar Trust, Ser 2007-1A, Cl A1
0.513%, 09/30/2022 (A) (D)	9,215	8,915
NXT Capital CLO, Ser 2012-1A, Cl E
7.776%, 07/20/2022 (A) (D)	3,047	3,039
OCP CLO, Ser 2012-2A
0.000%, 11/22/2023 (A)	2,940	2,528
Red River CLO, Ser 2006-1A, Cl C
0.994%, 07/27/2018 (A) (D)	7,544	6,450
Red River CLO, Ser 2006-1A, Cl D
1.924%, 07/27/2018 (A) (D)	2,441	1,953
Rockwall CDO, Ser 2006-1A, Cl A1LA
0.574%, 08/01/2021 (A) (D)	2,736	2,586
Rockwall CDO, Ser 2006-1A, Cl A1LB
0.774%, 08/01/2021 (A) (D)	23,922	21,530
Rockwall CDO, Ser 2007-1A, Cl A1LA
0.524%, 08/01/2024 (A) (D)	87,470	80,910

SEI Institutional Investments Trust / Annual Report / May 31, 2013	151

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)
Venture CDO, Ser 2012-11A
0.000%, 11/14/2022 (A)	$4,583	$4,084
Venture CLO XIV Warehouse
0.000%‡‡‡	3,613	3,613
Venture X CLO, Ser 2012-10A
0.000%, 07/20/2022 (A)	2,034	1,943
Venture X CLO, Ser 2013-12A
0.000%, 02/28/2024 (A)	3,067	2,883

Total Collateralized Debt Obligations (Cost $189,691) ($ Thousands)		212,254

PREFERRED STOCK — 1.0%
Ally Financial, 8.500%	5,000	134
Ally Financial, 7.000%	12,215	11,975
Aspen Insurance Holdings, 5.950%* (D)	92,000	2,452
Chesapeake Energy, 5.750% (A)	780	856
Dana Holding, 4.000% (A)	5,754	917
GMAC Capital Trust I, 0.000% (D)	28,000	746
Regions Financial, 6.380%	149,200	3,779
SandRidge Energy, 7.000%	9,200	812

Total Preferred Stock (Cost $18,356) ($ Thousands)		21,671

MUNICIPAL BONDS — 0.6%
California State, Tobacco Securitization, Ser A-1, RB Callable 06/01/17 @ 100
5.750%, 06/01/2047	2,200	2,057
New Jersey State, Tobacco Settlement, Ser 1A, RB Callable 06/01/17 @ 100
4.750%, 06/01/2034	4,345	3,824
Tobacco Settlement, Ser 1A, RB Callable 06/01/17 @ 100
5.000%, 06/01/2041	8,280	7,296

Total Municipal Bonds (Cost $9,818) ($ Thousands)		13,177

ASSET-BACKED SECURITIES — 0.1%

Other Asset-Backed Securities — 0.1%
Airplanes Pass-Through Trust, Ser 2001-1A, Cl A9
0.749%, 03/15/2019 (D)	1,681	908
Cajun Global, Ser 2011-1A, Cl A2
5.955%, 02/20/2041 (A)	1,475	1,644
Domino’s Pizza Master Issuer, Ser 2012-1A, Cl A2
5.216%, 01/25/2042 (A)	491	544

Total Asset-Backed Securities (Cost $3,120) ($ Thousands)		3,096

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

CONVERTIBLE BONDS — 0.4%
Liberty Media CV to 16.7764
4.500%, 07/15/2014	$2,395	$2,434
4.000%, 11/15/2029	2,255	1,606
3.750%, 02/15/2030	4,410	3,054
Meritor
4.000%, 02/15/2019 (C)	1,047	976
Mirant CV to 14.7167
0.000%, 06/15/2021 (B)	1,950	—
Vector Group CV to 48.8281
3.875%, 06/15/2026 (D)	369	404

Total Convertible Bonds (Cost $7,452) ($ Thousands)		8,474

COMMON STOCK — 0.1%
Aventine Renewable Energy Holdings*	1,334	28
VSS AHC, Cl A* (E) (F) (G)	29,628	354
Core-Mark Holding	691	41
Dana Holdings	70,421	1,332
Delta Air Lines	2,369	42
Global Aviation Holdings, Cl A*	101,199	—
HMH Holdings Delaware* (G)	40,917	1,095
Neenah Enterprises	21,556	156
United Continental Holdings	21	1

Total Common Stock (Cost $4,327) ($ Thousands)		3,049

	Number of Warrants

WARRANTS — 0.1%
B&G Foods, Expires 03/15/17*	2,025	—
CUI Acquisition*‡‡ (F) (G)	46,959	1,878

Total Warrants (Cost $3,901) ($ Thousands)		1,878

CASH EQUIVALENT — 2.7%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	57,457,656	57,458

Total Cash Equivalent (Cost $57,458) ($ Thousands)		57,458

Total Investments — 98.7% (Cost $2,030,758) ($ Thousands)		$2,135,243

152	SEI Institutional Investments Trust / Annual Report / May 31, 2013

A list of the open swap agreements held by the Fund at May 31, 2013, is as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
JPMorgan Chase Bank	CDX.NA.HY.20 Index	BUY	5.00%	06/20/18	$17,920	$110

For the year ended May 31, 2013, the total amount of all open swap agreements, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $2,162,551 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2013.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 5).

‡‡	Expiration date is unavailable.

‡‡‡	Maturity date is unavailable.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Security in default on interest payments.

(C)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on May 31, 2013. The coupon on a step bond changes on a specified date.

(D)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2013. The date reported on the Schedule of Investments is the final maturity date.

(E)	Securities considered restricted. The total value of such securities as of May 31, 2013 was $355 ($ Thousands) and represented 0.02% of Net Assets.

(F)	Security considered illiquid. The total value of such security as of May 31, 2013 was $4,566 ($ Thousands) and represented 0.21% of Net Assets.

(G)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2012 was $6,210 ($ Thousands) and represented 0.29% of Net Assets.

(H)	Unsettled bank loan. Interest rate not available.

(I)	Unfunded bank loan.

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

CV — Convertible Security

LLC — Limited Liability Company

PIK — Payment-in-Kind

PLC — Public Limited Company

RB — Revenue Bond

Ser — Series

The following is a list of the inputs used as of May 31, 2013, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Obligations	$—	$1,599,620	$5,048	$1,604,668
Loan Participations	—	199,550	9,968	209,518
Collateralized Debt Obligations	—	—	212,254	212,254
Preferred Stock	1,797	19,874	—	21,671
Municipal Bonds	—	13,177	—	13,177
Asset-Backed Securities	—	3,096	—	3,096
Convertible Bonds	—	8,474	—	8,474
Common Stock	1,444	1,095	510	3,049
Warrants	—	—	1,878	1,878
Cash Equivalent	57,458	—	—	57,458

Total Investments in Securities	$60,699	$1,844,886	$229,658	$2,135,243

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Credit Default Swaps*	$—	$110	$—	$110

*	Swaps are valued at the unrealized appreciation on the instrument.

(1)	Of the $229,658 in Level 3 securities as of May 31, 2013, $6,210 or 0.29% are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

	Investments in Corporate Obligations	Investments in Loan Participations	Investments in Collateralized Debt Obligations	Investments in Convertible Bonds	Investments in Common Stock	Investments in Warrants	Investments in Auction Rate Preferred Securities
Beginning balance as June 1, 2012	$4,519	$7,780	$194,307	$4	$450	$2,137	$4,606
Accrued discounts/premiums	50	24	1,377	—	—	—	—
Realized gain/(loss)	(2,082)	2,200	6,212	—	—	—	552
Change in unrealized appreciation/ (depreciation)	360	480	18,782	(4)	60	(259)	(458)
Purchases	17,974	947	59,646	—	—	—	—
Sales	(15,751)	(3,447)	(68,070)	—	—	—	(4,700)
Net transfer into Level 3	—	1,984	—	—	—	—	—
Net transfer out of Level 3	(22)	—	—	—	—	—	—

Ending balance as of May 31, 2013	$5,048	$9,968	$212,254	$—	$510	$1,878	$—

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$321	$499	$20,715	$(4)	$59	$(258)	$—

For the year ended May 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2013, there were transfers between Level 2 and Level 3 assets and liabilities. The transfers were due to changes in the availability of observable inputs used to determine fair value.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	153

SCHEDULE OF INVESTMENTS

Long Duration Fund

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 57.9%

Consumer Discretionary — 6.5%
AutoZone
3.125%, 07/15/2023	$1,860	$1,792
Comcast
6.950%, 08/15/2037	2,550	3,392
6.500%, 01/15/2017	100	118
6.450%, 03/15/2037	6,200	7,801
6.400%, 05/15/2038	6,116	7,714
5.900%, 03/15/2016	100	113
5.700%, 07/01/2019	100	121
4.650%, 07/15/2042	1,770	1,809
4.250%, 01/15/2033	4,000	3,992
Comcast Cable Communications Holdings
9.455%, 11/15/2022	950	1,410
COX Communications
7.625%, 06/15/2025	300	380
6.950%, 06/01/2038 (A)	3,183	4,023
4.700%, 12/15/2042 (A)	4,400	4,247
CVS Caremark
6.250%, 06/01/2027	1,640	2,034
6.125%, 09/15/2039	3,825	4,713
5.750%, 05/15/2041	2,295	2,702
CVS Pass-Through Trust
8.353%, 07/10/2031 (A)	6,171	8,192
DIRECTV Holdings
6.350%, 03/15/2040	755	838
6.000%, 08/15/2040	5,705	6,093
5.150%, 03/15/2042	3,705	3,600
Discovery Communications
4.950%, 05/15/2042	250	251
4.875%, 04/01/2043	720	718
Ford Motor
7.400%, 11/01/2046	4,605	5,773
4.750%, 01/15/2043	3,500	3,256
Home Depot
4.200%, 04/01/2043	3,420	3,338

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Lowe’s
6.875%, 02/15/2028	$100	$129
5.125%, 11/15/2041	3,865	4,213
McDonald’s
6.300%, 03/01/2038	5,145	6,841
4.875%, 07/15/2040	910	1,015
3.700%, 02/15/2042	480	442
NBC Universal Media
6.400%, 04/30/2040	1,975	2,490
5.950%, 04/01/2041	3,075	3,704
News America
8.450%, 08/01/2034	160	217
8.150%, 10/17/2036	1,685	2,245
7.850%, 03/01/2039	3,900	5,285
7.750%, 01/20/2024	125	157
7.625%, 11/30/2028	4,616	5,900
7.430%, 10/01/2026	200	249
6.900%, 08/15/2039	4,250	5,295
6.750%, 01/09/2038	1,250	1,458
6.650%, 11/15/2037	700	848
6.400%, 12/15/2035	875	1,034
6.150%, 02/15/2041	4,570	5,335
Target
7.000%, 01/15/2038	737	1,008
6.650%, 08/01/2028	450	570
4.000%, 07/01/2042	3,075	2,921
TCI Communications
7.875%, 02/15/2026	3,000	4,083
Time Warner
7.700%, 05/01/2032	4,309	5,841
7.625%, 04/15/2031	11,985	16,218
6.250%, 03/29/2041	5,400	6,323
Time Warner Cable
8.750%, 02/14/2019	3,500	4,597
6.750%, 06/15/2039	3,830	4,462
5.875%, 11/15/2040	1,645	1,748
5.500%, 09/01/2041	1,475	1,497
4.500%, 09/15/2042	4,285	3,822
Time Warner Entertainment
8.375%, 07/15/2033	3,880	5,265
Viacom
4.375%, 03/15/2043 (A)	6,628	5,986
Wal-Mart Stores
7.550%, 02/15/2030	840	1,186
6.200%, 04/15/2038	2,650	3,384
5.625%, 04/01/2040	5,940	7,149
5.625%, 04/15/2041	7,095	8,555
5.250%, 09/01/2035	50	57
5.000%, 10/25/2040	2,370	2,609
4.000%, 04/11/2043	960	916
Yum! Brands
6.875%, 11/15/2037	1,785	2,241

		215,715

154	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Consumer Staples — 4.2%
Ahold Finance USA
6.875%, 05/01/2029	$885	$1,113
Altria Group
10.200%, 02/06/2039	2,640	4,204
Anheuser-Busch InBev Finance
4.000%, 01/17/2043	4,800	4,542
2.625%, 01/17/2023	3,975	3,835
Anheuser-Busch InBev Worldwide
8.000%, 11/15/2039	2,490	3,807
6.375%, 01/15/2040	2,075	2,697
3.750%, 07/15/2042	5,727	5,203
2.500%, 07/15/2022	1,050	1,010
Archer-Daniels-Midland
7.000%, 02/01/2031	25	32
Bestfoods
7.250%, 12/15/2026	170	239
Bowdoin College
4.693%, 07/01/2112	12,240	10,961
ConAgra Foods
6.625%, 08/15/2039 (A)	1,415	1,743
3.200%, 01/25/2023	2,025	1,995
Diageo Capital
2.625%, 04/29/2023	5,085	4,876
General Mills
5.400%, 06/15/2040	815	951
Heineken
2.750%, 04/01/2023 (A)	6,120	5,889
Kellogg
3.125%, 05/17/2022	1,830	1,846
Kraft Foods Group
6.875%, 01/26/2039	865	1,135
5.000%, 06/04/2042	5,645	5,917
Kroger
5.000%, 04/15/2042	2,210	2,273
Lorillard Tobacco
8.125%, 05/01/2040	935	1,197
7.000%, 08/04/2041	1,185	1,373
Massachusetts Institute of Technology
5.600%, 07/01/2111	2,194	2,806
Molson Coors Brewing
5.000%, 05/01/2042	2,786	2,862
Mondelez International
7.000%, 08/11/2037	1,265	1,664
6.875%, 02/01/2038	6,690	8,725
6.500%, 02/09/2040	6,990	8,836
Pepsi Bottling Group
7.000%, 03/01/2029	355	478
PepsiCo
5.500%, 01/15/2040	1,675	1,941
4.000%, 03/05/2042	2,505	2,380
Pernod-Ricard
5.500%, 01/15/2042 (A)	750	810
4.450%, 01/15/2022 (A)	350	373

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Philip Morris International
6.375%, 05/16/2038	$350	$439
4.500%, 03/20/2042	4,935	4,830
4.125%, 03/04/2043	4,905	4,586
3.875%, 08/21/2042	2,505	2,254
President and Fellows of Harvard College
5.625%, 10/01/2038	3,149	3,914
3.619%, 10/01/2037	2,000	1,877
Procter & Gamble
8.000%, 09/01/2024	697	1,017
SABMiller Holdings
4.950%, 01/15/2042 (A)	8,874	9,492
3.750%, 01/15/2022 (A)	415	436
Tufts University
5.017%, 04/15/2112	7,900	8,269
Unilever Capital
5.900%, 11/15/2032	945	1,222
University of Southern California
5.250%, 10/01/2111	1,715	2,058

		138,107

Energy — 8.1%
Anadarko Finance
7.500%, 05/01/2031	1,590	2,096
Anadarko Holding
7.150%, 05/15/2028	2,910	3,505
Anadarko Petroleum
6.450%, 09/15/2036	590	718
Apache
5.250%, 02/01/2042	310	328
4.750%, 04/15/2043	5,165	5,153
4.250%, 01/15/2044	10,990	10,235
BG Energy Capital
5.125%, 10/15/2041 (A)	4,600	5,016
Burlington Resources Finance
7.200%, 08/15/2031	25	34
Canadian Natural Resources
6.500%, 02/15/2037	390	468
6.250%, 03/15/2038	3,850	4,545
5.850%, 02/01/2035	150	167
Cenovus Energy
6.750%, 11/15/2039	2,255	2,872
4.450%, 09/15/2042	1,245	1,191
CNOOC Finance
3.875%, 05/02/2022 (A)	2,550	2,601
3.000%, 05/09/2023	5,640	5,355
Conoco Funding
7.250%, 10/15/2031	875	1,212
6.950%, 04/15/2029	1,710	2,266
ConocoPhillips
6.500%, 02/01/2039	10,220	13,379
5.900%, 05/15/2038	4,613	5,635
Devon Energy
7.950%, 04/15/2032	285	389

SEI Institutional Investments Trust / Annual Report / May 31, 2013	155

SCHEDULE OF INVESTMENTS

Long Duration Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

5.600%, 07/15/2041	$4,690	$5,143
4.750%, 05/15/2042	1,810	1,762
El Paso Natural Gas
7.500%, 11/15/2026	3,170	4,194
Encana
6.500%, 02/01/2038	4,625	5,517
Eni
5.700%, 10/01/2040 (A)	3,430	3,456
Enterprise Products Operating
6.650%, 10/15/2034	2,310	2,851
6.125%, 10/15/2039	375	438
5.700%, 02/15/2042	7,727	8,668
4.850%, 03/15/2044	2,000	1,989
4.450%, 02/15/2043	2,910	2,735
Gulf South Pipeline
4.000%, 06/15/2022	2,580	2,665
Halliburton
7.600%, 08/15/2096 (A)	675	980
Hess
7.300%, 08/15/2031	3,397	4,251
6.000%, 01/15/2040	2,409	2,698
5.600%, 02/15/2041	1,960	2,082
Kinder Morgan Energy Partners
6.375%, 03/01/2041	7,475	8,801
3.950%, 09/01/2022	2,560	2,646
LASMO
7.300%, 11/15/2027	1,510	1,992
Marathon Oil
6.600%, 10/01/2037	3,820	4,725
Marathon Petroleum
6.500%, 03/01/2041	6,723	8,084
Motiva Enterprises
6.850%, 01/15/2040 (A)	8,395	11,082
Nexen
7.500%, 07/30/2039	2,680	3,689
7.400%, 05/01/2028	2,320	3,033
6.400%, 05/15/2037	1,875	2,307
Noble Energy
4.150%, 12/15/2021	770	834
Panhandle Eastern Pipeline
8.125%, 06/01/2019	725	903
Petrobras Global Finance
5.625%, 05/20/2043	6,145	5,718
4.375%, 05/20/2023	2,470	2,380
Petrobras International Finance
6.875%, 01/20/2040	5,360	5,759
6.750%, 01/27/2041	1,770	1,875
5.875%, 03/01/2018	600	672
Petro-Canada
7.875%, 06/15/2026	35	48
6.800%, 05/15/2038	1,000	1,254
5.950%, 05/15/2035	760	863
Phillips 66
5.875%, 05/01/2042	5,199	6,046

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Rosneft Oil via Rosneft International Finance
4.199%, 03/06/2022 (A)	$2,000	$1,910
Shell International Finance
6.375%, 12/15/2038	4,118	5,513
5.500%, 03/25/2040	2,575	3,132
Sinopec Capital 2013
3.125%, 04/24/2023 (A)	1,875	1,763
Sinopec Group Overseas Development 2012
3.900%, 05/17/2022 (A)	975	996
Southern Natural Gas
7.350%, 02/15/2031	600	778
Spectra Energy Capital
7.500%, 09/15/2038	623	834
6.750%, 02/15/2032	3,450	4,078
3.300%, 03/15/2023	6,180	6,023
Statoil
6.800%, 01/15/2028	400	538
6.500%, 12/01/2028 (A)	1,050	1,390
5.100%, 08/17/2040	475	527
3.950%, 05/15/2043	4,185	3,923
2.450%, 01/17/2023	2,375	2,266
Suncor Energy
6.850%, 06/01/2039	1,550	1,966
6.500%, 06/15/2038	3,785	4,638
Talisman Energy
5.500%, 05/15/2042	1,355	1,390
Tennessee Gas Pipeline
8.375%, 06/15/2032	4,255	5,976
7.000%, 10/15/2028	3,960	5,147
TransCanada PipeLines
7.625%, 01/15/2039	1,800	2,554
7.250%, 08/15/2038	1,670	2,275
Transcontinental Gas PipeLine
7.250%, 12/01/2026	1,610	2,190
5.400%, 08/15/2041	1,505	1,670
4.450%, 08/01/2042	1,100	1,058
Valero Energy
10.500%, 03/15/2039	6,267	10,068
Weatherford International
5.950%, 04/15/2042	4,235	4,356
Williams
8.750%, 03/15/2032	472	630
7.875%, 09/01/2021	545	685
7.750%, 06/15/2031	1,150	1,414

		268,993

Financials — 15.5%
ACE INA Holdings
6.700%, 05/15/2036	2,677	3,601
Aflac
6.900%, 12/17/2039	2,900	3,718
6.450%, 08/15/2040	2,510	3,089

156	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

AIG SunAmerica Global Financing X
6.900%, 03/15/2032 (A)	$4,917	$6,260
Allstate
6.125%, 12/15/2032	445	566
5.550%, 05/09/2035	75	90
5.200%, 01/15/2042	2,785	3,218
Alta Wind Holdings
7.000%, 06/30/2035 (A)	2,491	2,677
American Express
4.050%, 12/03/2042	8,314	7,575
American International Group
6.250%, 05/01/2036	1,005	1,215
4.875%, 06/01/2022	1,710	1,887
Assurant
6.750%, 02/15/2034	2,634	2,875
Bank of America MTN
7.800%, 09/15/2016	65	76
6.000%, 09/01/2017	355	409
6.000%, 10/15/2036	3,935	4,610
5.875%, 02/07/2042	535	626
5.750%, 12/01/2017	6,300	7,214
5.650%, 05/01/2018	2,360	2,703
5.625%, 07/01/2020	675	780
5.000%, 05/13/2021	500	554
3.300%, 01/11/2023	2,545	2,465
Bear Stearns
7.250%, 02/01/2018	400	489
Berkshire Hathaway
4.500%, 02/11/2043	11,852	11,672
Berkshire Hathaway Finance
4.400%, 05/15/2042	2,600	2,520
Blackstone Holdings Finance
6.250%, 08/15/2042 (A)	6,662	7,549
Camden Property Trust‡
4.625%, 06/15/2021	1,325	1,455
Carlyle Holdings II Finance
5.625%, 03/30/2043 (A)	5,566	5,534
CDP Financial
5.600%, 11/25/2039 (A)	7,560	9,058
Chase Capital III
0.837%, 03/01/2027 (B)	250	213
Chase Capital VI
0.899%, 08/01/2028 (B)	2,435	2,021
Chubb
6.500%, 05/15/2038	4,040	5,385
Citigroup
8.500%, 05/22/2019	75	98
8.125%, 07/15/2039	5,830	8,268
6.875%, 03/05/2038	3,370	4,316
6.875%, 02/15/2098	4,559	5,181
6.625%, 06/15/2032	600	686
6.375%, 08/12/2014	50	53
6.125%, 11/21/2017	100	117
6.010%, 01/15/2015	50	54

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

6.000%, 12/13/2013	$125	$129
6.000%, 08/15/2017	50	58
5.875%, 05/29/2037	320	376
5.850%, 12/11/2034	249	286
5.500%, 02/15/2017	3,970	4,412
5.300%, 01/07/2016	2,000	2,195
4.587%, 12/15/2015	39	42
2.650%, 03/02/2015	150	154
0.823%, 08/25/2036 (B)	850	679
Commonwealth Bank of Australia MTN
5.000%, 10/15/2019 (A)	1,750	2,026
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
5.800%, 09/30/2110 (A)	8,380	9,236
Deutsche Bank MTN
4.296%, 05/24/2028 (B)	2,395	2,310
Devon OEI Operating
7.500%, 09/15/2027	1,000	1,363
Discover Bank
8.700%, 11/18/2019	1,014	1,332
Discover Financial Services
3.850%, 11/21/2022	3,261	3,284
Duke Realty ‡
4.375%, 06/15/2022	300	312
3.875%, 10/15/2022	730	730
3.625%, 04/15/2023	600	586
EADS Finance
2.700%, 04/17/2023 (A)	2,500	2,427
Farmers Exchange Capital
7.050%, 07/15/2028 (A)	12,307	15,395
FMR
6.500%, 12/14/2040 (A)	525	640
5.150%, 02/01/2043 (A)	2,750	2,829
Ford Holdings
9.300%, 03/01/2030	2,140	3,024
Gazprom OAO Via Gaz Capital
4.950%, 02/06/2028 (A)	2,675	2,561
General Electric Capital MTN
7.500%, 08/21/2035	385	526
6.875%, 01/10/2039	14,775	18,866
6.750%, 03/15/2032	6,912	8,612
5.875%, 01/14/2038	21,030	23,994
Goldman Sachs Group
6.750%, 10/01/2037	15,330	16,719
6.250%, 02/01/2041	3,048	3,567
6.125%, 02/15/2033	8,060	9,216
5.950%, 01/15/2027	4,611	5,011
5.750%, 01/24/2022	2,330	2,667
Guardian Life Insurance of America
7.375%, 09/30/2039 (A)	1,350	1,806
Hartford Financial Services Group
6.625%, 03/30/2040	2,194	2,769
6.100%, 10/01/2041	3,285	3,888
4.300%, 04/15/2043	1,630	1,537

SEI Institutional Investments Trust / Annual Report / May 31, 2013	157

SCHEDULE OF INVESTMENTS

Long Duration Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

HBOS MTN
6.750%, 05/21/2018 (A)	$4,050	$4,545
HBOS Capital Funding
6.071%, 06/30/2049 (A) (B)	100	91
HCP‡
6.750%, 02/01/2041	2,225	2,855
6.300%, 09/15/2016	2,195	2,532
3.750%, 02/01/2019	2,620	2,796
Health Care‡
6.500%, 03/15/2041	1,686	2,025
5.125%, 03/15/2043	8,474	8,447
Healthcare Realty Trust‡
5.750%, 01/15/2021	525	595
Heathrow Funding
4.875%, 07/15/2021 (A)	3,070	3,331
HSBC Bank USA
7.000%, 01/15/2039	2,405	3,127
5.875%, 11/01/2034	320	364
5.625%, 08/15/2035	1,290	1,417
HSBC Holdings
7.625%, 05/17/2032	700	918
6.800%, 06/01/2038	335	418
6.500%, 09/15/2037	4,200	5,044
6.100%, 01/14/2042	825	1,023
5.100%, 04/05/2021	3,531	4,024
HSBC Holdings, Ser 2006
6.500%, 05/02/2036	305	365
ING Bank
1.675%, 06/09/2014 (A) (B)	1,050	1,061
International Lease Finance
7.125%, 09/01/2018 (A)	425	501
JPMorgan Chase
6.400%, 05/15/2038	400	496
6.300%, 04/23/2019	1,775	2,136
5.600%, 07/15/2041	7,260	8,381
5.500%, 10/15/2040	100	114
5.400%, 01/06/2042	920	1,033
4.500%, 01/24/2022	1,230	1,333
3.375%, 05/01/2023	2,830	2,689
0.610%, 06/13/2016 (B)	2,000	1,975
JPMorgan Chase Capital XIII
1.234%, 09/30/2034 (B)	3,900	3,237
KKR Group Finance II
5.500%, 02/01/2043 (A)	7,566	7,252
Liberty Mutual Group
6.500%, 05/01/2042 (A)	4,840	5,659
Macquarie Bank MTN
6.625%, 04/07/2021 (A)	7,090	7,937
Massachusetts Mutual Life Insurance
8.875%, 06/01/2039 (A)	2,705	4,143
5.375%, 12/01/2041 (A)	3,210	3,606
Merrill Lynch
8.950%, 05/18/2017 (B)	1,340	1,524
8.680%, 05/02/2017 (B)	1,305	1,471

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

7.750%, 05/14/2038	$410	$513
6.110%, 01/29/2037	3,660	3,926
MetLife
7.800%, 11/01/2025 (A)	3,520	4,711
6.400%, 12/15/2036	2,520	2,848
5.875%, 02/06/2041	1,240	1,487
Metropolitan Life Global Funding I
3.875%, 04/11/2022 (A)	435	460
3.000%, 01/10/2023 (A)	3,965	3,906
Morgan Stanley MTN
6.625%, 04/01/2018	4,365	5,138
6.375%, 07/24/2042	5,524	6,488
5.625%, 09/23/2019	11,775	13,337
4.100%, 05/22/2023	855	819
3.750%, 02/25/2023	1,445	1,433
National Capital Trust II
5.486%, 12/29/2049 (A) (B)	500	509
National Rural Utilities Cooperative Finance MTN
8.000%, 03/01/2032	417	599
Nationwide Mutual Insurance
7.875%, 04/01/2033 (A)	4,016	5,015
New York Life Insurance
6.750%, 11/15/2039 (A)	8,125	10,640
Northwestern Mutual Life Insurance
6.063%, 03/30/2040 (A)	4,105	5,029
Principal Financial Group
4.625%, 09/15/2042	1,270	1,291
4.350%, 05/15/2043	1,285	1,255
Prudential Financial MTN
6.625%, 12/01/2037	3,815	4,758
6.200%, 11/15/2040	1,045	1,272
5.700%, 12/14/2036	3,385	3,810
Prudential Holdings
8.695%, 12/18/2023 (A)	3,087	3,952
Prudential Insurance of America
8.300%, 07/01/2025 (A)	4,500	6,024
Royal Bank of Scotland Group
7.648%, 08/31/2049 (B)	1,900	1,995
Security Benefit Life
7.450%, 10/01/2033 (A)	5,755	5,829
Simon Property Group‡
6.750%, 02/01/2040	4,740	6,301
4.750%, 03/15/2042	3,360	3,497
SL Green Realty‡
5.000%, 08/15/2018	1,000	1,091
Sydney Airport Finance
3.900%, 03/22/2023 (A)	4,500	4,529
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (A)	4,660	6,132
Toyota Motor Credit MTN
3.400%, 09/15/2021	1,350	1,409
Ventas Realty‡
4.750%, 06/01/2021	2,500	2,732

158	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Wachovia Bank
6.600%, 01/15/2038	$4,070	$5,209
6.000%, 11/15/2017	300	353
5.850%, 02/01/2037	4,680	5,515
WEA Finance
7.125%, 04/15/2018 (A)	25	31
6.750%, 09/02/2019 (A)	2,090	2,564
ZFS Finance USA Trust II
6.450%, 12/15/2065 (A) (B)	1,939	2,114

		513,427

Health Care — 4.0%
AbbVie
4.400%, 11/06/2042 (A)	5,725	5,592
Amgen
6.400%, 02/01/2039	3,400	4,138
5.750%, 03/15/2040	900	1,029
5.375%, 05/15/2043	5,690	6,237
5.150%, 11/15/2041	3,700	3,925
4.950%, 10/01/2041	825	846
AstraZeneca
6.450%, 09/15/2037	3,522	4,469
4.000%, 09/18/2042	1,825	1,701
Bristol-Myers Squibb
6.875%, 08/01/2097	1,800	2,482
Cardinal Health
3.200%, 03/15/2023	515	502
Catholic Health Initiatives
4.350%, 11/01/2042	8,136	7,817
Celgene
5.700%, 10/15/2040	5,085	5,741
Coventry Health Care
5.450%, 06/15/2021	500	579
Covidien International Finance
2.950%, 06/15/2023	1,290	1,268
GlaxoSmithKline Capital
6.375%, 05/15/2038	3,405	4,372
Highmark
6.125%, 05/15/2041 (A)	3,205	2,976
Humana
4.625%, 12/01/2042	1,068	1,017
Johnson & Johnson
5.950%, 08/15/2037	795	1,030
5.850%, 07/15/2038	1,725	2,220
Kaiser Foundation Hospitals
4.875%, 04/01/2042	5,250	5,545
McKesson
2.700%, 12/15/2022	2,970	2,889
Mead Johnson Nutrition
5.900%, 11/01/2039	990	1,140
Medtronic
2.750%, 04/01/2023	7,240	7,069
Memorial Sloan-Kettering Cancer Center
5.000%, 07/01/2042	1,845	2,012

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Merck MTN
6.550%, 09/15/2037	$815	$1,097
6.500%, 12/01/2033	395	531
5.850%, 06/30/2039	450	553
5.760%, 05/03/2037	2,236	2,890
4.150%, 05/18/2043	1,840	1,792
3.600%, 09/15/2042	1,780	1,594
North Shore Long Island Jewish Health Care
4.800%, 11/01/2042	4,615	4,526
Novartis Capital
2.400%, 09/21/2022	3,105	2,999
NYU Hospitals Center
4.428%, 07/01/2042	4,230	3,988
Pfizer
7.200%, 03/15/2039	1,290	1,820
4.300%, 06/15/2043	3,620	3,605
Roche Holdings
7.000%, 03/01/2039 (A)	6,290	8,888
St. Barnabas Health Care System
4.000%, 07/01/2028	4,375	4,167
Stryker
4.100%, 04/01/2043	2,220	2,162
Thermo Fisher Scientific
3.150%, 01/15/2023	3,020	2,913
UnitedHealth Group
6.625%, 11/15/2037	1,855	2,357
WellPoint
5.950%, 12/15/2034	776	897
5.850%, 01/15/2036	485	560
4.650%, 01/15/2043	2,510	2,492
4.625%, 05/15/2042	150	149
Wyeth
6.000%, 02/15/2036	2,985	3,689
5.950%, 04/01/2037	936	1,147

		131,412

Industrials — 4.4%
ABB Treasury Center USA
4.000%, 06/15/2021 (A)	2,970	3,176
American Airlines, Pass-Through Trust, Ser 2011-2, Cl A
8.625%, 10/15/2021	13	13
BAE Systems
5.800%, 10/11/2041 (A)	4,995	5,659
Boeing
6.875%, 03/15/2039	531	739
6.625%, 02/15/2038	720	977
5.875%, 02/15/2040	3,385	4,262
Burlington Northern Santa Fe
6.200%, 08/15/2036	5,600	6,829
6.150%, 05/01/2037	1,070	1,306
5.750%, 05/01/2040	1,085	1,266
4.400%, 03/15/2042	4,430	4,342

SEI Institutional Investments Trust / Annual Report / May 31, 2013	159

SCHEDULE OF INVESTMENTS

Long Duration Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

4.375%, 09/01/2042	$1,550	$1,508
3.450%, 09/15/2021	10	10
Caterpillar
5.200%, 05/27/2041	1,035	1,170
3.803%, 08/15/2042	5,508	5,034
Continental Airlines, Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/2022	5,184	5,883
Continental Airlines, Pass-Through Trust, Ser 2009-1
9.000%, 07/08/2016	5,417	6,256
Continental Airlines, Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024	2,410	2,494
CSX
4.750%, 05/30/2042	4,360	4,419
Deere
3.900%, 06/09/2042	2,390	2,261
FedEx
3.875%, 08/01/2042	9,167	8,389
General Dynamics
3.600%, 11/15/2042	2,570	2,277
General Electric
4.125%, 10/09/2042	6,505	6,207
Lockheed Martin
4.070%, 12/15/2042	2,723	2,490
4.070%, 12/15/2042 (A)	4,768	4,359
Norfolk Southern
6.000%, 03/15/2105	3,703	4,338
6.000%, 05/23/2111	9,295	10,894
5.590%, 05/17/2025	68	80
Northrop Grumman
4.750%, 06/01/2043	13,490	13,333
Northwest Airlines, Pass-Through Trust, Ser 2001-1, Cl A1
7.041%, 04/01/2022	265	296
Precision Castparts
2.500%, 01/15/2023	1,790	1,729
Republic Services
5.700%, 05/15/2041	2,755	3,128
3.550%, 06/01/2022	740	754
Union Pacific
6.625%, 02/01/2029	1,391	1,797
6.250%, 05/01/2034	50	63
5.780%, 07/15/2040	3,314	3,996
United Parcel Service
3.625%, 10/01/2042	1,085	1,011
United Parcel Service of America
8.375%, 04/01/2020 (C)	325	477
United Technologies
5.700%, 04/15/2040	9,285	11,235
4.500%, 06/01/2042	5,305	5,476
3.100%, 06/01/2022	1,985	2,029

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

US Airways, Pass-Through Trust, Ser 2011-1, Cl A
7.125%, 10/22/2023	$1,821	$2,131
Waste Management
4.600%, 03/01/2021	2,662	2,952

		147,045

Information Technology — 1.5%
Apple
3.850%, 05/04/2043	9,756	8,953
Applied Materials
5.850%, 06/15/2041	3,184	3,619
Cisco Systems
5.900%, 02/15/2039	1,350	1,659
Corning
5.750%, 08/15/2040	555	632
eBay
4.000%, 07/15/2042	1,805	1,599
Intel
4.000%, 12/15/2032	5,390	5,203
International Business Machines
4.000%, 06/20/2042	3,133	3,047
Juniper Networks
5.950%, 03/15/2041	4,430	4,769
Microsoft
4.500%, 10/01/2040	1,040	1,095
3.750%, 05/01/2043	1,325	1,236
3.500%, 11/15/2042	8,451	7,530
2.125%, 11/15/2022	1,175	1,113
Motorola Solutions
7.500%, 05/15/2025	760	956
Oracle
6.500%, 04/15/2038	4,990	6,551
5.375%, 07/15/2040	1,470	1,705

		49,667

Materials — 2.2%
ArcelorMittal
7.500%, 10/15/2039	3,905	3,925
7.250%, 03/01/2041	350	341
6.750%, 02/25/2022	400	428
Barrick North America Finance
5.750%, 05/01/2043 (A)	5,195	4,869
Dow Chemical
4.375%, 11/15/2042	5,000	4,671
Freeport-McMoRan Copper
5.450%, 03/15/2043 (A)	10,376	9,971
3.875%, 03/15/2023 (A)	5,315	5,173
Newcrest Finance
5.750%, 11/15/2041 (A)	5,847	5,561
Newmont Mining
4.875%, 03/15/2042	7,713	6,629
Praxair
3.550%, 11/07/2042	2,045	1,840

160	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Rio Tinto Finance USA
7.125%, 07/15/2028	$400	$523
4.125%, 08/21/2042	1,885	1,715
Rohm & Haas
7.850%, 07/15/2029	2,545	3,425
Southern Copper
7.500%, 07/27/2035	2,824	3,191
Teck Resources
6.000%, 08/15/2040	180	183
5.400%, 02/01/2043	3,810	3,588
5.200%, 03/01/2042	1,550	1,416
Vale
5.625%, 09/11/2042	3,975	3,706
Vale Overseas
6.875%, 11/21/2036	2,545	2,731
Xstrata Finance Canada
6.000%, 11/15/2041 (A)	5,706	5,789
5.300%, 10/25/2042 (A)	3,100	3,044

		72,719

Telecommunication Services — 3.3%
Alltel
7.875%, 07/01/2032	1,145	1,619
6.800%, 05/01/2029	480	602
America Movil
6.375%, 03/01/2035	525	604
4.375%, 07/16/2042	2,950	2,617
3.125%, 07/16/2022	1,225	1,169
AT&T
6.550%, 02/15/2039	3,175	3,907
6.500%, 09/01/2037	3,995	4,867
6.300%, 01/15/2038	2,255	2,687
5.550%, 08/15/2041	8,065	8,908
5.350%, 09/01/2040	9,119	9,754
4.350%, 06/15/2045 (A)	3,168	2,939
4.300%, 12/15/2042 (A)	2,846	2,659
British Telecommunications
9.625%, 12/15/2030	2,070	3,207
CenturyLink
7.650%, 03/15/2042	4,035	4,015
5.800%, 03/15/2022	350	358
Deutsche Telekom International Finance
9.250%, 06/01/2032	725	1,113
8.750%, 06/15/2030	2,590	3,739
4.875%, 03/06/2042 (A)	2,980	3,022
GTE
6.940%, 04/15/2028	1,320	1,673
Koninklijke KPN
8.375%, 10/01/2030	1,920	2,482
Telecom Italia Capital
7.721%, 06/04/2038	1,370	1,482
7.200%, 07/18/2036	550	569
6.000%, 09/30/2034	925	888

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Telefonica Emisiones SAU
7.045%, 06/20/2036	$3,285	$3,758
4.570%, 04/27/2023	2,625	2,617
Verizon Communications
7.750%, 12/01/2030	650	876
7.350%, 04/01/2039	2,890	3,882
6.400%, 02/15/2038	7,368	8,917
6.250%, 04/01/2037	760	900
6.000%, 04/01/2041	495	575
4.750%, 11/01/2041	5,075	4,994
3.850%, 11/01/2042	5,980	5,154
Vodafone Group
4.375%, 02/19/2043	16,005	15,068

		111,621

Utilities — 8.2%
AGL Capital
5.875%, 03/15/2041	2,593	3,093
Arizona Public Services
8.000%, 12/30/2015	81	86
Baltimore Gas & Electric
5.200%, 06/15/2033	2,735	2,988
Boston Gas
4.487%, 02/15/2042 (A)	2,147	2,197
Bruce Mansfield Unit
6.850%, 06/01/2034	1,702	1,849
CenterPoint Energy Resources
6.250%, 02/01/2037	2,666	3,224
Cleco Power
6.000%, 12/01/2040	3,625	4,137
Consolidated Edison of New York
6.750%, 04/01/2038	1,725	2,352
6.300%, 08/15/2037	1,440	1,859
Coso Geothermal Power Holdings
7.000%, 07/15/2026 (A)	1,954	1,211
Dominion Resources
5.250%, 08/01/2033	6,405	7,179
4.900%, 08/01/2041	6,923	7,427
DTE Electric
4.000%, 04/01/2043	5,024	4,901
Duke Energy Carolinas
6.100%, 06/01/2037	3,090	3,793
5.300%, 02/15/2040	7,085	8,112
4.000%, 09/30/2042	2,050	1,943
3.050%, 08/15/2022	1,420	1,410
Duke Energy Indiana
6.350%, 08/15/2038	1,390	1,782
Duquesne Light Holdings
6.250%, 08/15/2035	3,125	3,534
5.900%, 12/01/2021 (A)	750	881
Elm Road Generating Station Supercritical
5.848%, 01/19/2041 (A)	2,007	2,308

SEI Institutional Investments Trust / Annual Report / May 31, 2013	161

SCHEDULE OF INVESTMENTS

Long Duration Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Entergy Louisiana
6.300%, 09/01/2035	$300	$300
4.440%, 01/15/2026	3,120	3,430
Entergy Texas
7.125%, 02/01/2019	1,435	1,746
Exelon Generation
6.250%, 10/01/2039	200	229
5.750%, 10/01/2041	6,231	6,722
5.600%, 06/15/2042	9,975	10,548
FirstEnergy, Ser C
7.375%, 11/15/2031	5,705	6,439
Florida Power
6.400%, 06/15/2038	500	642
6.350%, 09/15/2037	4,110	5,302
Florida Power & Light
5.960%, 04/01/2039	2,925	3,713
5.690%, 03/01/2040	5,000	6,214
5.400%, 09/01/2035	3,200	3,780
Georgia Power
5.950%, 02/01/2039	3,850	4,678
5.400%, 06/01/2040	7,610	8,617
4.300%, 03/15/2042	1,855	1,821
4.300%, 03/15/2043	3,350	3,260
Iberdrola Finance Ireland
5.000%, 09/11/2019 (A)	2,200	2,384
Indianapolis Power & Light
6.050%, 10/01/2036 (A)	1,291	1,548
4.875%, 11/01/2041 (A)	2,130	2,332
John Sevier Combined Cycle Generation
4.626%, 01/15/2042	93	101
KCP&L Greater Missouri Operations
8.270%, 11/15/2021	2,600	3,168
Kentucky Utilities
5.125%, 11/01/2040	1,965	2,279
KeySpan Gas East
5.819%, 04/01/2041 (A)	5,985	7,291
Metropolitan Edison
7.700%, 01/15/2019	350	441
MidAmerican Energy MTN
6.750%, 12/30/2031	730	960
5.800%, 10/15/2036	820	998
MidAmerican Energy Holdings
6.500%, 09/15/2037	3,860	4,896
6.125%, 04/01/2036	1,893	2,279
MidAmerican Funding
6.927%, 03/01/2029	170	217
Nevada Power
5.450%, 05/15/2041	550	648
NextEra Energy Capital Holdings
6.000%, 03/01/2019	2,470	2,917
4.500%, 06/01/2021	4,005	4,411
Niagara Mohawk Power
4.119%, 11/28/2042 (A)	2,000	1,897
2.721%, 11/28/2022 (A)	700	682

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Nisource Finance
5.950%, 06/15/2041	$545	$618
5.250%, 02/15/2043	1,670	1,733
4.800%, 02/15/2044	1,655	1,612
Northeast Utilities
2.800%, 05/01/2023	2,120	2,048
Northern States Power
5.350%, 11/01/2039	2,695	3,214
3.400%, 08/15/2042	1,015	896
Oncor Electric Delivery
7.500%, 09/01/2038	600	836
5.300%, 06/01/2042	13,600	15,319
5.250%, 09/30/2040	2,165	2,439
4.550%, 12/01/2041	1,830	1,846
4.100%, 06/01/2022	2,310	2,488
Pacific Gas & Electric
6.350%, 02/15/2038	1,000	1,283
6.250%, 03/01/2039	2,570	3,231
6.050%, 03/01/2034	3,675	4,567
5.800%, 03/01/2037	2,226	2,658
4.500%, 12/15/2041	1,660	1,688
PacifiCorp
6.000%, 01/15/2039	1,100	1,386
Pennsylvania Electric
6.150%, 10/01/2038	6,420	7,500
Petroleos Mexicanos
5.500%, 06/27/2044	4,215	4,131
5.500%, 06/27/2044 (A)	3,000	2,940
Public Service Electric & Gas MTN
3.650%, 09/01/2042	2,750	2,543
Public Service of Colorado
6.500%, 08/01/2038	725	976
6.250%, 09/01/2037	1,580	2,071
4.750%, 08/15/2041	2,400	2,640
Puget Sound Energy
5.795%, 03/15/2040	440	544
San Diego Gas & Electric
4.300%, 04/01/2042	1,375	1,437
Sempra Energy
6.000%, 10/15/2039	3,565	4,308
South Carolina Electric & Gas
6.050%, 01/15/2038	400	497
Southern California Edison
6.050%, 03/15/2039	4,355	5,548
Southern California Gas
3.750%, 09/15/2042	1,325	1,258
Southern Natural Gas
8.000%, 03/01/2032	655	923
Southern Union
8.250%, 11/15/2029	1,825	2,323
Southwestern Electric Power
6.200%, 03/15/2040	5,095	6,213
Texas-New Mexico Power
6.950%, 04/01/2043 (A)	2,082	2,746

162	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Union Electric
8.450%, 03/15/2039	$2,405	$3,901
Xcel Energy
4.800%, 09/15/2041	1	1

		273,518

Total Corporate Obligations (Cost $1,799,691) ($ Thousands)		1,922,224

MUNICIPAL BONDS — 5.6%
Bay Area, Toll Authority, Build America Project, RB
6.263%, 04/01/2049	2,740	3,648
City of Gainesville, Build America Project, RB
6.024%, 10/01/2040	3,650	4,513
City of Houston, Ser A, GO
6.290%, 03/01/2032	3,935	4,892
City of Houston, Utility System Revenue, Ser A, RB, ASSURED GTY Callable 05/15/19 @ 100
5.250%, 11/15/2033	320	361
City of New York, Build America Project, GO Callable 12/01/20 @ 100
6.646%, 12/01/2031	2,200	2,658
5.817%, 10/01/2031	2,950	3,414
City of Sacramento, RB
6.156%, 05/15/2036	100	122
City of San Francisco, Public Utilities Commission Water Revenue, Ser DE, RB
6.000%, 11/01/2040	3,705	4,520
Commonwealth of Massachusetts, Build America Project, RB
5.731%, 06/01/2040	1,160	1,473
Dallas, Convention Center Hotel Development, RB
7.088%, 01/01/2042	600	753
Dallas, Independent School District, Build America Project, GO, PSF-GTD Callable 02/15/21 @ 100
6.450%, 02/15/2035	3,415	4,137
Florida State, Department of Transportation, RB Callable 07/01/19 @ 100
6.800%, 07/01/2039	580	678
Indianapolis, Local Public Improvement Bond Bank, Build America Project, RB
6.116%, 01/15/2040	4,860	6,231
Las Vegas, Valley Water District, GO
7.013%, 06/01/2039	390	455

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	$390	$545
Los Angeles, Community College District, Ser D, GO
6.680%, 08/01/2036	2,965	4,026
Los Angeles, Department of Water & Power, Build America Project, RB
6.008%, 07/01/2039	5,000	6,253
Los Angeles, Unified School District, Build America Project, GO
6.758%, 07/01/2034	3,080	4,106
Maryland State, Transportation Authority, RB
5.888%, 07/01/2043	320	402
Metropolitan New York, Transportation Authority, Build America Project, RB
6.814%, 11/15/2040	710	926
Michigan State University, RB Callable 02/15/30 @ 100
6.173%, 02/15/2050	1,300	1,562
Missouri, Joint Municipal Electric Utility Commission, RB
6.890%, 01/01/2042	600	745
New Jersey, State Turnpike Authority, Build America Project, RB
7.102%, 01/01/2041	1,820	2,548
New York City, Municipal Water Finance Authority, Build America Project, RB
5.724%, 06/15/2042	1,320	1,627
5.440%, 06/15/2043	3,260	3,868
New York City, Municipal Water Finance Authority, Build America Project, RB Callable 06/15/20 @ 100
6.491%, 06/15/2042	6,630	7,927
New York City, Municipal Water Finance Authority, RB Callable 12/15/20 @ 100
5.375%, 06/15/2043	600	685
New York City, Municipal Water Finance Authority, Ser GG, RB Callable 06/15/21 @ 100
5.000%, 06/15/2043	710	774
New York City, Transitional Finance Authority, Build America Project, RB
5.572%, 11/01/2038	2,195	2,675
New York City, Transitional Finance Authority, Future Tax Secured Revenue, RB
5.508%, 08/01/2037	580	707
New York, State Dormitory Authority, Build America Project, RB
5.500%, 03/15/2030	3,295	4,027

SEI Institutional Investments Trust / Annual Report / May 31, 2013	163

SCHEDULE OF INVESTMENTS

Long Duration Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

North Texas, Tollway Authority, Build America Project, RB
6.718%, 01/01/2049	$7,207	$9,663
Ohio State University, Build America Project, RB
4.910%, 06/01/2040	2,785	3,081
Ohio State University, Build America Project, Ser A, RB
4.800%, 06/01/2111	115	119
Port Authority of New York & New Jersey, Build America Project, RB
4.926%, 10/01/2051	725	790
Port Authority of New York & New Jersey, RB
4.458%, 10/01/2062	4,370	4,264
San Diego County, Water Authority, Build America Project, RB
6.138%, 05/01/2049	6,060	7,799
Santa Clara Valley, Transportation Authority, Build America Project, RB
5.876%, 04/01/2032	2,580	3,063
State of California, Build America Project, GO
7.625%, 03/01/2040	2,600	3,731
7.600%, 11/01/2040	580	842
7.550%, 04/01/2039	5,355	7,659
7.500%, 04/01/2034	2,705	3,755
7.300%, 10/01/2039	3,700	5,087
State of California, GO
7.350%, 11/01/2039	4,010	5,546
State of Illinois, Build America Project, GO
7.350%, 07/01/2035	745	905
6.630%, 02/01/2035	3,475	3,959
State of Illinois, Build America Project, GO
6.725%, 04/01/2035	380	437
State of Illinois, GO
5.100%, 06/01/2033	10,690	10,726
State of New York, Build America Project, RB
5.770%, 03/15/2039	5,445	6,583
State of Texas, Build America Project, GO
5.517%, 04/01/2039	450	551
State of Texas, Transportation Communication Authority, Build America Project, Ser B, RB
5.178%, 04/01/2030	5,105	6,078
State of Washington, Build America Project, Ser D, GO
5.481%, 08/01/2039	1,640	1,975

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Triborough Bridge & Tunnel Authority, Build America Project, RB
5.450%, 11/15/2032	$3,300	$3,870
University of California, Build America Project, Ser AD, RB
4.858%, 05/15/2112	12,885	12,685
University of Texas, Permanent University Fund, Build America Project, RB
5.262%, 07/01/2039	1,505	1,787

Total Municipal Bonds (Cost $162,244) ($ Thousands)		186,213

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.4%
FFCB
5.750%, 05/11/2026	6,525	8,445
FHLB
5.625%, 06/11/2021	960	1,210
FHLMC
6.750%, 03/15/2031	1,080	1,579
3.452%, 12/17/2029 (D)	8,300	4,542
FICO STRIPS, PO
2.024%, 04/05/2019 (D)	1,500	1,348
1.593%, 09/26/2019 (D)	12,145	10,805
0.000%, 12/27/2018 to 09/26/2019	4,430	4,074
Residual Funding Corp. STRIPS
3.386%, 04/15/2030 (D)	14,210	7,926
1.746%, 07/15/2020 (D)	1,706	1,493
Tennessee Valley Authority
7.125%, 05/01/2030	11,165	16,170
5.880%, 04/01/2036	13,625	17,740
5.500%, 06/15/2038	465	581
5.375%, 04/01/2056	12,593	15,480
5.250%, 09/15/2039	6,530	7,917
4.875%, 01/15/2048	635	714
4.625%, 09/15/2060	7,645	8,090
3.500%, 12/15/2042	5,480	5,022
Tennessee Valley Authority STRIPS, PO
0.000%, 01/15/2038	3,700	1,336

Total U.S. Government Agency Obligations (Cost $115,061) ($ Thousands)		114,472

MORTGAGE-BACKED SECURITIES — 1.6%

Agency Mortgage-Backed Obligations — 1.0%
FHLMC CMO, Ser 2004-2733, Cl ME
5.000%, 01/15/2034	366	403
FHLMC CMO, Ser 2004-2748, Cl ZT
5.500%, 02/15/2024	626	691
FHLMC CMO, Ser 2010-3756, Cl PZ
4.000%, 11/15/2040	5,507	5,770
FHLMC CMO, Ser 2013-4150, Cl JZ
3.000%, 01/15/2043	2,835	2,525

164	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA
3.841%, 09/01/2020	$3,847	$4,242
3.762%, 12/01/2020	3,908	4,306
3.665%, 10/01/2020	3,912	4,270
3.583%, 09/01/2020	2,008	2,182
FNMA CMO, Ser 2004-12, Cl ZX
6.000%, 03/25/2034	835	1,001
FNMA CMO, Ser 2004-80, Cl XZ
5.000%, 11/25/2034	475	489
FNMA CMO, Ser 2007-68, Cl SC, IO
6.507%, 07/25/2037 (B)	169	27
GNMA ARM
1.750%, 06/20/2032 (B)	127	133
GNMA CMO, Ser 2004-93, Cl PC
5.000%, 04/16/2034	210	223
GNMA CMO, Ser 2009-8, Cl PS
6.102%, 08/16/2038 (B)	302	42
GNMA CMO, Ser 2010-4, Cl NS, IO
6.192%, 01/16/2040 (B)	317	51
GNMA CMO, Ser 2011-70, Cl BO, PO
0.000%, 05/20/2041 (D)	10,425	7,347

		33,702

Non-Agency Mortgage-Backed Obligations — 0.6%
Bayview Commercial Asset Trust, Ser 2004-2, Cl A
0.623%, 08/25/2034 (A) (B)	2,022	1,880
Bayview Commercial Asset Trust, Ser 2007-3, Cl A1
0.433%, 07/25/2037 (A) (B)	1,639	1,308
Countrywide Alternative Loan Trust, Ser 2005-27, Cl 3A2
1.276%, 08/25/2035 (B)	24	16
Countrywide Home Loans, Ser 2005-2, Cl 1A1
0.513%, 03/25/2035 (B)	164	121
DSLA Mortgage Loan Trust, Ser 2005-AR2, Cl 2A1A
0.408%, 03/19/2045 (B)	233	210
GS Mortgage Securities II, Ser 2011-GC5, Cl A4
3.707%, 08/10/2044	4,540	4,824
Harborview Mortgage Loan Trust, Ser 2004-8, Cl 2A4A
0.598%, 11/19/2034 (B)	295	249
Harborview Mortgage Loan Trust, Ser 2005-11, Cl 2A1A
0.508%, 08/19/2045 (B)	428	385
Indymac Index Mortgage Loan Trust, Ser 2004-AR12, Cl A1
0.973%, 12/25/2034 (B)	146	118
Indymac Index Mortgage Loan Trust, Ser 2004-AR5, Cl 2A1B
0.993%, 08/25/2034 (B)	81	69

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Indymac Index Mortgage Loan Trust, Ser 2004-AR6, Cl 6A1
2.852%, 10/25/2034 (B)	$119	$118
Indymac Index Mortgage Loan Trust, Ser 2004-AR7, Cl A2
1.053%, 09/25/2034 (B)	34	31
Indymac Index Mortgage Loan Trust, Ser 2005-AR18, Cl 2A1A
0.503%, 10/25/2036 (B)	18	14
JPMorgan Mortgage Trust, Ser 2005-A3, Cl 3A3
2.414%, 06/25/2035 (B)	12	12
Morgan Stanley Capital I, Ser 2011-C3, Cl A4
4.118%, 07/15/2049	4,410	4,789
RAMP Trust, Ser 2004-SL1, Cl A7
7.000%, 11/25/2031	44	47
Residential Asset Mortgage Products, Ser 2004-SL3, Cl A2
6.500%, 12/25/2031	65	66
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
2.695%, 12/25/2034 (B)	89	90
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR2, Cl 2A21
0.523%, 01/25/2045 (B)	208	195
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006- AR8, Cl 1A3
2.678%, 04/25/2036 (B)	254	255
WF-RBS Commercial Mortgage Trust, Ser 2011-C5, Cl A4
3.667%, 11/15/2044	3,590	3,793

		18,590

Total Mortgage-Backed Securities (Cost $46,889) ($ Thousands)		52,292

SOVEREIGN DEBT — 0.6%
Banco Nacional de Desenvolvimento Economico e Social
5.500%, 07/12/2020 (A)	1,300	1,443
Federal Republic of Brazil
5.625%, 01/07/2041	4,800	5,340
International Bank for Reconstruction & Development MTN
3.482%, 10/31/2030 (D)	5,850	2,916
Israel Government AID Bond
5.500%, 09/18/2033	1,400	1,766
2.856%, 08/15/2026 (D)	2,585	1,639
2.580%, 05/15/2024 (D)	1,545	1,106
Province of Quebec Canada MTN
6.350%, 01/30/2026	2,880	3,779

SEI Institutional Investments Trust / Annual Report / May 31, 2013	165

SCHEDULE OF INVESTMENTS

Long Duration Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

United Mexican States MTN
6.050%, 01/11/2040	$390	$462
5.950%, 03/19/2019	1,300	1,540
5.750%, 10/12/2110	554	575

Total Sovereign Debt (Cost $21,082) ($ Thousands)		20,566

ASSET-BACKED SECURITIES — 0.6%

Mortgage Related Securities — 0.1%
Bear Stearns Asset-Backed Securities Trust, Ser 2006-HE1, Cl 1A2
0.413%, 12/25/2035 (B)	17	17
Citicorp Residential Mortgage Securities, Ser 2007-1, Cl A5
6.046%, 03/25/2037	180	169
Citigroup Mortgage Loan Trust, Ser 2006-AMC1, Cl A2B
0.353%, 09/25/2036 (B)	3,734	2,041
Home Equity Asset Trust, Ser 2007-2, Cl 2A1
0.303%, 07/25/2037 (B)	3	3
Oakwood Mortgage Investors, Ser 1998-B, Cl A4
6.350%, 03/15/2017	14	14

		2,244

Other Asset-Backed Securities — 0.5%
Beacon Container Finance, Ser 2012-1A, Cl A
3.720%, 09/20/2027 (A)	2,105	2,149
CAL Funding II, Ser 2012-1A, Cl A
3.470%, 10/25/2027 (A)	3,060	3,110
Conseco Financial, Ser 1998-2, Cl A5
6.240%, 12/01/2028 (B)	95	98
Credit Suisse First Boston Mortgage Securities, Ser 2001-MH29, Cl A
5.600%, 09/25/2031	21	21
Cronos Containers Program, Ser 2012-1A, Cl A
4.210%, 05/18/2027 (A)	2,138	2,167
Cronos Containers Program, Ser 2012-2A, Cl A
3.810%, 09/18/2027 (A)	933	952
TAL Advantage, Ser 2010-2A, Cl A
4.300%, 10/20/2025 (A)	1,743	1,759
TAL Advantage, Ser 2011-1A, Cl A
4.600%, 01/20/2026 (A)	422	429
Trip Rail Master Funding, Ser 2011-1A, Cl A1A
4.370%, 07/15/2041 (A)	2,107	2,260
Triton Container Finance, Ser 2007-1A, Cl NOTE
0.330%, 02/26/2019 (A) (B)	766	759

Description	Face Amount ($ Thousands)/ Shares	Market Value ($ Thousands)

Triton Container Finance, Ser 2012-1A, Cl A
4.210%, 05/14/2027 (A)	$2,880	$2,918

		16,622

Total Asset-Backed Securities (Cost $18,474) ($ Thousands)		18,866

U.S. TREASURY OBLIGATIONS — 28.5%
U.S. Treasury Bills (D) (E)
0.080%, 08/22/2013	1,840	1,840
U.S. Treasury Bonds
6.250%, 05/15/2030	17,130	25,077
6.125%, 08/15/2029	51,627	74,230
5.500%, 08/15/2028	2,580	3,470
5.375%, 02/15/2031	83,674	112,685
5.250%, 11/15/2028	2,650	3,483
5.250%, 02/15/2029	13,035	17,149
4.500%, 05/15/2038	7,000	8,642
4.375%, 02/15/2038	7,350	8,905
4.250%, 05/15/2039	5,400	6,426
4.250%, 11/15/2040	8,820	10,494
3.875%, 08/15/2040	29,835	33,387
3.750%, 08/15/2041	4,430	4,846
3.500%, 02/15/2039	8,000	8,420
3.125%, 11/15/2041	123,105	119,681
3.125%, 02/15/2042	39,385	38,259
3.125%, 02/15/2043	64,775	62,710
3.000%, 05/15/2042	10,770	10,190
2.750%, 08/15/2042	224,780	201,459
2.750%, 11/15/2042	129,815	116,205
U.S. Treasury Inflation-Protected Securities
2.125%, 02/15/2041	8,923	11,618
1.250%, 04/15/2014	2,293	2,328
U.S. Treasury Notes
2.125%, 08/15/2021	9,803	10,022
1.750%, 05/15/2022	14,600	14,308
1.750%, 05/15/2023	23,975	23,098
0.250%, 03/31/2015	1,115	1,114
U.S. Treasury STRIPS
3.181%, 05/15/2039	500	205
2.714%, 05/15/2030	18,900	11,147
2.611%, 11/15/2027 (D)	8,300	5,424

Total U.S. Treasury Obligations (Cost $971,428) ($ Thousands)		946,822

CASH EQUIVALENT — 2.0%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.010%*†	66,885,364	66,885

Total Cash Equivalent (Cost $66,885) ($ Thousands)		66,885

Total Investments — 100.2% (Cost $3,201,754) ($ Thousands)		$3,328,340

166	SEI Institutional Investments Trust / Annual Report / May 31, 2013

A list of the open futures contracts held by the Fund at May 31, 2013, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
U.S. 10-Year Treasury Note	(750)	Jun-2013	$1,173
U.S. 2-Year Treasury Note	(702)	Jun-2013	81
U.S. 5-Year Treasury Note	(272)	Jun-2013	163
U.S. 5-Year Treasury Note	(1,097)	Oct-2013	129
U.S. Long Treasury Bond	311	Sep-2013	(584)
U.S. Ultra Long Treasury Bond	612	Dec-2013	(1,445)

			$(483)

For the year ended May 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the open swap agreements held by the Fund at May 31, 2013, is as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Termination Date	Notional Amount (Thousands)	Net Unrealized Depreciation ($ Thousands)
JPMorgan Chase Bank	Goldman Sachs Group, Inc.	Buy	1.00%	09/20/16	$5,000	$(289)

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
Barclays Bank PLC	2.48%	3 Month LIBOR	11/15/27	$2,605	$68
Barclays Bank PLC	2.42%	3 Month LIBOR	11/15/27	2,630	91
Citigroup	2.71%	3 Month LIBOR	08/15/42	5,255	517

					$676

For the year ended May 31, 2013, the total amount of all open swap agreements, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $3,322,291 ($ Thousands).

*	The rate reported is the 7-day effective yield as of May 31, 2013.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 5).

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2013. The date reported on the Schedule of Investments is the final maturity date.

(C)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on May 31, 2013. The coupon on a step bond changes on a specified date.

(D)	The rate reported is the effective yield at time of purchase.

(E)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

AID	— Agency for International Development

ARM	— Adjustable Rate Mortgage

Cl	— Class

CMO	— Collateralized Mortgage Obligation

FFCB	— Federal Farm Credit Bank

FHLB	— Federal Home Loan Bank

FHLMC	— Federal Home Loan Mortgage Corporation

FICO	— Financing Corporation

FNMA	— Federal National Mortgage Association

GNMA	— Government National Mortgage Association

GO	— General Obligation

IO	— Interest Only

MTN	— Medium Term Note

PLC	— Public Limited Company

PO	— Principal Only

PSF-GTD	— Public Schools Fund Guarantee
RB	— Revenue Bond

Ser	— Series

STRIPS	— Separately Traded Registered Interest and Principal Securities

The following is a list of the inputs used as of May 31, 2013, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$1,922,224	$—	$1,922,224
Municipal Bonds	—	186,213	—	186,213
U.S. Government Agency Obligations	—	114,472	—	114,472
Mortgage-Backed Securities	—	52,292	—	52,292
Sovereign Debt	—	20,566	—	20,566
Asset-Backed Securities	—	18,866	—	18,866
U.S. Treasury Obligations	—	946,822	—	946,822
Cash Equivalent	66,885	—	—	66,885

Total Investments in Securities	$66,885	$3,261,455	$—	$3,328,340

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$(483)	$—	$—	$(483)
Credit Default Swaps*	—	(289)	—	(289)
Interest Rate Swaps*	—	676	—	676

Total Other Financial Instruments	$(483)	$387	$—	$(96)

*	Futures contracts and swaps are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	167

SCHEDULE OF INVESTMENTS

Long Duration Corporate Bond Fund

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 94.4%††

Consumer Discretionary — 11.1%
AutoZone
3.125%, 07/15/2023	$1,165	$1,122
Comcast
7.050%, 03/15/2033	950	1,258
6.950%, 08/15/2037	1,915	2,547
6.550%, 07/01/2039	2,495	3,210
6.450%, 03/15/2037	5,595	7,040
6.400%, 05/15/2038	7,125	8,986
4.650%, 07/15/2042	2,980	3,045
4.250%, 01/15/2033	3,280	3,274
Comcast Cable Communications Holdings
9.455%, 11/15/2022	1,380	2,049
COX Communications
8.375%, 03/01/2039 (A)	400	581
6.950%, 06/01/2038 (A)	700	885
5.450%, 12/15/2014	8	9
4.700%, 12/15/2042 (A)	3,800	3,668
4.500%, 06/30/2043 (A)	500	471
3.250%, 12/15/2022 (A)	2,531	2,488
CVS Caremark
6.250%, 06/01/2027	2,340	2,903
6.125%, 09/15/2039	3,690	4,547
5.750%, 05/15/2041	3,310	3,897
CVS Pass-Through Trust
8.353%, 07/10/2031 (A)	4,452	5,910
DIRECTV Holdings
6.375%, 03/01/2041	1,865	2,080
6.350%, 03/15/2040	2,590	2,875
5.150%, 03/15/2042	8,600	8,355
Discovery Communications
6.350%, 06/01/2040	1,265	1,507
4.950%, 05/15/2042	700	704
4.875%, 04/01/2043	1,290	1,286
Ford Motor
7.450%, 07/16/2031	2,030	2,558

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

7.400%, 11/01/2046	$2,470	$3,096
4.750%, 01/15/2043	1,770	1,647
Home Depot
5.950%, 04/01/2041	2,250	2,800
Lowe’s MTN
7.110%, 05/15/2037	1,892	2,489
5.800%, 10/15/2036	1,060	1,244
5.125%, 11/15/2041	2,680	2,922
Macy’s Retail Holdings
7.450%, 07/15/2017	40	49
McDonald’s MTN
6.300%, 03/01/2038	2,500	3,325
4.875%, 07/15/2040	690	769
3.700%, 02/15/2042	785	723
NBC Universal Media
5.950%, 04/01/2041	4,350	5,240
4.450%, 01/15/2043	1,000	993
4.375%, 04/01/2021	65	72
News America
8.150%, 10/17/2036	1,251	1,667
7.430%, 10/01/2026	1,450	1,804
7.125%, 04/08/2028	400	483
6.900%, 08/15/2039	1,500	1,869
6.750%, 01/09/2038	3,825	4,463
6.650%, 11/15/2037	6,220	7,534
6.400%, 12/15/2035	2,000	2,363
6.150%, 02/15/2041	4,865	5,679
SES
5.300%, 04/04/2043 (A)	950	971
Target
7.000%, 01/15/2038	1,392	1,903
6.650%, 08/01/2028	345	437
TCI Communications
7.875%, 02/15/2026	950	1,293
Thomson Reuters
4.500%, 05/23/2043	1,300	1,220
Time Warner
7.700%, 05/01/2032	3,600	4,880
7.625%, 04/15/2031	4,450	6,022
6.250%, 03/29/2041	3,256	3,812
5.375%, 10/15/2041	13,475	14,312
4.900%, 06/15/2042	900	904
Time Warner Cable
8.250%, 02/14/2014	75	79
7.300%, 07/01/2038	100	124
6.550%, 05/01/2037	30	34
5.875%, 11/15/2040	9,760	10,370
5.500%, 09/01/2041	7,610	7,726
4.500%, 09/15/2042	4,475	3,992
Time Warner Entertainment
8.375%, 07/15/2033	4,245	5,760
Viacom
4.875%, 06/15/2043	710	701
4.375%, 03/15/2043 (A)	6,041	5,456

168	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Wal-Mart Stores
7.550%, 02/15/2030	$1,070	$1,511
5.625%, 04/01/2040	4,500	5,416
5.625%, 04/15/2041	5,705	6,879
5.250%, 09/01/2035	800	911
5.000%, 10/25/2040	13,350	14,698
4.000%, 04/11/2043	400	381
Walt Disney MTN
4.125%, 12/01/2041	100	99
2.350%, 12/01/2022	1,970	1,885

Yum! Brands
6.875%, 11/15/2037	1,440	1,808

		232,070

Consumer Staples — 6.1%
Ahold Finance USA
6.875%, 05/01/2029	675	849
Altria Group
10.200%, 02/06/2039	1,500	2,388
9.950%, 11/10/2038	910	1,427
4.250%, 08/09/2042	65	57
Anheuser-Busch
6.450%, 09/01/2037	2,300	2,996
Anheuser-Busch InBev Finance
4.000%, 01/17/2043	1,200	1,135
Anheuser-Busch InBev Worldwide
8.200%, 01/15/2039	770	1,193
8.000%, 11/15/2039	610	933
6.375%, 01/15/2040	210	273
3.750%, 07/15/2042	9,450	8,585
Bestfoods
7.250%, 12/15/2026	170	239
Bowdoin College
4.693%, 07/01/2112	5,275	4,724
Campbell Soup
3.800%, 08/02/2042	1,735	1,515
Cargill
4.100%, 11/01/2042 (A)	1,750	1,657
ConAgra Foods
6.625%, 08/15/2039 (A)	2,500	3,079
4.650%, 01/25/2043	3,691	3,613
Diageo Capital
5.875%, 09/30/2036	485	590
3.875%, 04/29/2043	5,180	4,759
Diageo Investment
4.250%, 05/11/2042	1,130	1,113
Energizer Holdings
4.700%, 05/19/2021	670	706
General Mills
5.400%, 06/15/2040	505	589
4.150%, 02/15/2043	1,855	1,813
Heineken
4.000%, 10/01/2042 (A)	3,150	2,874
2.750%, 04/01/2023 (A)	1,000	962

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Johns Hopkins University
4.083%, 07/01/2053	$2,000	$1,963
Kellogg
3.125%, 05/17/2022	2,335	2,356
Kimberly-Clark
5.300%, 03/01/2041	555	665
Kraft Foods Group
5.000%, 06/04/2042	5,835	6,116
Kroger
5.000%, 04/15/2042	1,365	1,404
Lorillard Tobacco
8.125%, 05/01/2040	1,130	1,446
7.000%, 08/04/2041	1,440	1,668
Molson Coors Brewing
5.000%, 05/01/2042	3,010	3,092

Mondelez International
7.000%, 08/11/2037	1,105	1,454
6.875%, 02/01/2038	5,170	6,743
6.875%, 01/26/2039	1,455	1,907
6.500%, 02/09/2040	8,115	10,258
Pepsi Bottling Group
7.000%, 03/01/2029	370	498
PepsiCo
5.500%, 01/15/2040	2,275	2,636
4.875%, 11/01/2040	1,300	1,388
4.000%, 03/05/2042	6,245	5,933
3.000%, 08/25/2021	16	17
2.750%, 03/05/2022	415	412
Pernod-Ricard
5.500%, 01/15/2042 (A)	1,750	1,890
Philip Morris International
6.375%, 05/16/2038	420	527
4.500%, 03/20/2042	7,165	7,013
4.125%, 03/04/2043	5,995	5,606
3.875%, 08/21/2042	1,690	1,521
President and Fellows of Harvard College
5.625%, 10/01/2038	1,390	1,728
SABMiller
5.700%, 01/15/2014 (A)	15	16
SABMiller Holdings
4.950%, 01/15/2042 (A)	5,915	6,327
Tufts University
5.017%, 04/15/2112	2,314	2,422
Unilever Capital
5.900%, 11/15/2032	1,295	1,674
Wal-Mart Stores
6.500%, 08/15/2037	855	1,125

		127,874

Energy — 12.7%
Anadarko Finance
7.500%, 05/01/2031	4,480	5,906

SEI Institutional Investments Trust / Annual Report / May 31, 2013	169

SCHEDULE OF INVESTMENTS

Long Duration Corporate Bond Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Anadarko Petroleum
6.450%, 09/15/2036	$2,000	$2,436
Apache
6.900%, 09/15/2018	10	12
5.100%, 09/01/2040	3,525	3,682
4.750%, 04/15/2043	2,290	2,285
4.250%, 01/15/2044	6,505	6,058
BG Energy Capital
5.125%, 10/15/2041(A)	5,540	6,041
BP Capital Markets
2.750%, 05/10/2023	1,175	1,120
Canadian Natural Resources
6.750%, 02/01/2039	2,660	3,313
6.250%, 03/15/2038	1,500	1,771
Cenovus Energy
6.750%, 11/15/2039	1,395	1,777
4.450%, 09/15/2042	770	737
CNOOC Finance
3.875%, 05/02/2022 (A)	2,500	2,550
3.000%, 05/09/2023	3,695	3,508
Conoco Funding
7.250%, 10/15/2031	940	1,302
6.950%, 04/15/2029	1,950	2,584
ConocoPhillips
6.500%, 02/01/2039	10,250	13,418
5.900%, 05/15/2038	2,400	2,932
ConocoPhillips Canada Funding I
5.950%, 10/15/2036	1,040	1,270
Devon Energy
7.950%, 04/15/2032	755	1,031
6.300%, 01/15/2019	50	59
5.600%, 07/15/2041	2,620	2,873
4.750%, 05/15/2042	1,940	1,888
Devon Financing
7.875%, 09/30/2031	145	195
Diamond Offshore Drilling
5.700%, 10/15/2039	4,000	4,904
El Paso Natural Gas
8.375%, 06/15/2032	1,400	1,966
7.500%, 11/15/2026	765	1,012
Encana
6.625%, 08/15/2037	705	840
5.150%, 11/15/2041	2,450	2,445
Energy Transfer Partners
5.150%, 02/01/2043	3,905	3,770
Eni
5.700%, 10/01/2040 (A)	2,120	2,136
Enterprise Products Operating
6.650%, 10/15/2034	2,930	3,616
5.950%, 02/01/2041	85	97
5.700%, 02/15/2042	7,200	8,077
4.850%, 08/15/2042	1,950	1,943
4.850%, 03/15/2044	700	696
4.450%, 02/15/2043	1,100	1,034
Gulf South Pipeline
4.000%, 06/15/2022	4,300	4,442

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Halliburton
7.600%, 08/15/2096 (A)	$805	$1,168
Hess
7.875%, 10/01/2029	3,500	4,574
5.600%, 02/15/2041	1,490	1,583
Husky Energy
6.800%, 09/15/2037	1,655	2,108
Kinder Morgan Energy Partners MTN
6.950%, 01/15/2038	1,700	2,098
6.375%, 03/01/2041	4,200	4,945
5.625%, 09/01/2041	1,425	1,533
5.000%, 08/15/2042	90	89
3.950%, 09/01/2022	975	1,008
LASMO
7.300%, 11/15/2027	1,605	2,117
Marathon Oil
6.600%, 10/01/2037	2,365	2,925
2.800%, 11/01/2022	1,225	1,181
Marathon Petroleum
6.500%, 03/01/2041	4,100	4,930
Motiva Enterprises
6.850%, 01/15/2040 (A)	7,990	10,547
Nexen
7.500%, 07/30/2039	3,840	5,286
6.400%, 05/15/2037	2,710	3,335
Noble Energy
4.150%, 12/15/2021	855	926
Noble Holding International
3.950%, 03/15/2022	11	11
Oneok Partners
6.850%, 10/15/2037	135	164
Panhandle Eastern Pipeline
8.125%, 06/01/2019	1,000	1,246
Petrobras Global Finance
5.625%, 05/20/2043	6,590	6,132
4.375%, 05/20/2023	1,555	1,498
Petrobras International Finance
6.750%, 01/27/2041	1,370	1,451
Petro-Canada
7.875%, 06/15/2026	20	27
6.800%, 05/15/2038	1,745	2,189
Petroleos Mexicanos
5.500%, 06/27/2044 (A)	2,235	2,190
Phillips 66
5.875%, 05/01/2042	5,675	6,599
Plains All American Pipeline
5.150%, 06/01/2042	1,000	1,055
Pride International
7.875%, 08/15/2040	2,962	4,224
Rosneft Oil via Rosneft International Finance
4.199%, 03/06/2022 (A)	750	716
Ruby Pipeline
6.000%, 04/01/2022 (A)	2,000	2,212

170	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Shell International Finance
6.375%, 12/15/2038	$3,085	$4,130
5.500%, 03/25/2040	2,500	3,041
Sinopec Capital 2013
3.125%, 04/24/2023 (A)	1,250	1,175
Sinopec Group Overseas Development 2012
3.900%, 05/17/2022 (A)	1,750	1,789
Spectra Energy Capital
6.750%, 02/15/2032	1,550	1,832
3.300%, 03/15/2023	3,200	3,119
Statoil
6.500%, 12/01/2028 (A)	1,105	1,463
5.250%, 04/15/2019	50	59
3.950%, 05/15/2043	1,000	937
3.150%, 01/23/2022	1,005	1,036
2.450%, 01/17/2023	3,325	3,173
Suncor Energy
7.150%, 02/01/2032	625	801
6.850%, 06/01/2039	1,740	2,207
6.500%, 06/15/2038	3,565	4,368
Talisman Energy
6.250%, 02/01/2038	2,310	2,608
5.500%, 05/15/2042	2,500	2,564
Tennessee Gas Pipeline
8.375%, 06/15/2032	4,000	5,618
7.000%, 10/15/2028	3,800	4,939
Texas Eastern Transmission
7.000%, 07/15/2032	1,000	1,292
2.800%, 10/15/2022 (A)	2,560	2,482
Total Capital International
2.700%, 01/25/2023	1,975	1,926
TransCanada PipeLines
7.625%, 01/15/2039	1,300	1,844
7.250%, 08/15/2038	1,490	2,030
6.100%, 06/01/2040	2,955	3,666
Transcontinental Gas PipeLine
7.250%, 12/01/2026	880	1,197
5.400%, 08/15/2041	1,450	1,609
4.450%, 08/01/2042	1,615	1,553
Valero Energy
10.500%, 03/15/2039	2,130	3,422
6.625%, 06/15/2037	2,000	2,422
6.125%, 02/01/2020	1,574	1,888
Weatherford International
5.950%, 04/15/2042	5,515	5,673
Williams
7.750%, 06/15/2031	2,568	3,158
Williams Partners
4.000%, 11/15/2021	375	388

		265,202

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Financials — 25.9%
ACE INA Holdings
6.700%, 05/15/2036	$3,382	$4,550
4.150%, 03/13/2043	210	205
Aflac
6.900%, 12/17/2039	4,000	5,128
AIG SunAmerica Global Financing X
6.900%, 03/15/2032 (A)	6,140	7,818
Alexandria Real Estate Equities‡
4.600%, 04/01/2022	2,150	2,298
Allstate
5.550%, 05/09/2035	185	221
5.350%, 06/01/2033	655	758
5.200%, 01/15/2042	4,730	5,466
Alta Wind Holdings
7.000%, 06/30/2035 (A)	1,957	2,103
American Express
4.050%, 12/03/2042	4,191	3,818
American Express Credit MTN
2.800%, 09/19/2016	33	35
American International Group
6.250%, 05/01/2036	675	816
Assurant
6.750%, 02/15/2034	1,750	1,910
Bank of America MTN
6.000%, 10/15/2036	7,710	9,032
5.000%, 05/13/2021	5,450	6,036
3.300%, 01/11/2023	5,795	5,614
Bank of New York Mellon MTN
4.600%, 01/15/2020	50	57
4.150%, 02/01/2021	50	55
Barclays Bank
5.200%, 07/10/2014	150	157
2.750%, 02/23/2015	100	103
Bear Stearns
6.400%, 10/02/2017	3,760	4,444
Berkshire Hathaway
4.500%, 02/11/2043	7,819	7,700
3.750%, 08/15/2021	98	105
3.400%, 01/31/2022	116	120
Berkshire Hathaway Finance
5.750%, 01/15/2040	2,455	2,859
4.400%, 05/15/2042	5,000	4,845
4.300%, 05/15/2043	2,575	2,452
2.450%, 12/15/2015	13	14
Blackstone Holdings Finance
6.250%, 08/15/2042 (A)	4,882	5,532
BRE Properties‡
5.500%, 03/15/2017	750	843
Camden Property Trust‡
4.625%, 06/15/2021	2,500	2,746
Carlyle Holdings II Finance
5.625%, 03/30/2043 (A)	3,214	3,196

SEI Institutional Investments Trust / Annual Report / May 31, 2013	171

SCHEDULE OF INVESTMENTS

Long Duration Corporate Bond Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CDP Financial
5.600%, 11/25/2039 (A)	$5,695	$6,824
Chase Capital VI
0.899%, 08/01/2028 (B)	1,695	1,407
Chubb
6.500%, 05/15/2038	4,455	5,938
Citigroup
8.125%, 07/15/2039	2,690	3,815
6.875%, 03/05/2038	11,940	15,291
6.875%, 02/15/2098	2,545	2,892
5.875%, 05/29/2037	5,161	6,057
5.850%, 12/11/2034	142	163
5.500%, 02/15/2017	2,235	2,484
CNA Financial
5.875%, 08/15/2020	25	29
Commonwealth Bank of Australia MTN
5.000%, 10/15/2019 (A)	2,500	2,895
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
5.800%, 09/30/2110 (A)	4,875	5,373
5.250%, 05/24/2041	255	283
4.500%, 01/11/2021	75	82
3.875%, 02/08/2022	125	130
Credit Suisse NY MTN
5.400%, 01/14/2020	270	305
DaimlerChrysler
8.500%, 01/18/2031	800	1,208
DDR‡
4.625%, 07/15/2022	1,710	1,827
Deutsche Bank MTN
4.296%, 05/24/2028 (B)	1,580	1,524
Deutsche Bank Financial MTN
5.375%, 03/02/2015	25	27
Devon OEI Operating
7.500%, 09/15/2027	735	1,002
Discover Bank
8.700%, 11/18/2019	474	623
7.000%, 04/15/2020	250	303
Discover Financial Services
3.850%, 11/21/2022	1,526	1,537
Duke Realty‡
4.375%, 06/15/2022	195	203
3.875%, 10/15/2022	1,405	1,405
3.625%, 04/15/2023	395	386
EADS Finance
2.700%, 04/17/2023 (A)	5,565	5,403
Eaton
4.000%, 11/02/2032 (A)	4,570	4,465
ERP Operating‡
4.625%, 12/15/2021	55	61
Essex Portfolio‡
3.250%, 05/01/2023	3,140	3,039

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Farmers Exchange Capital
7.050%, 07/15/2028 (A)	$5,000	$6,255
Farmers Insurance Exchange
8.625%, 05/01/2024 (A)	250	344
Fifth Third Bancorp
8.250%, 03/01/2038	1,390	1,919
FMR
6.500%, 12/14/2040 (A)	1,000	1,219
5.150%, 02/01/2043 (A)	750	771
Ford Holdings
9.300%, 03/01/2030	2,205	3,116
Gazprom OAO Via Gaz Capital
4.950%, 02/06/2028 (A)	1,250	1,197
General Electric Capital MTN
6.875%, 01/10/2039	11,975	15,291
6.750%, 03/15/2032	10,330	12,871
6.000%, 08/07/2019	150	180
5.875%, 01/14/2038	19,605	22,368
5.625%, 09/15/2017	125	145
5.625%, 05/01/2018	200	234
4.625%, 01/07/2021	650	718
3.150%, 09/07/2022	2,255	2,202
Goldman Sachs Group
6.750%, 10/01/2037	12,550	13,687
6.250%, 09/01/2017	600	698
6.250%, 02/01/2041	5,355	6,267
6.150%, 04/01/2018	1,100	1,279
6.125%, 02/15/2033	14,015	16,025
5.950%, 01/15/2027	4,265	4,635
5.375%, 03/15/2020	175	199
5.250%, 07/27/2021	123	137
3.700%, 08/01/2015	55	58
Guardian Life Insurance of America
7.375%, 09/30/2039 (A)	2,810	3,758
Hartford Financial Services Group
6.625%, 03/30/2040	3,212	4,054
6.100%, 10/01/2041	1,800	2,131
5.950%, 10/15/2036	1,300	1,500
4.300%, 04/15/2043	1,270	1,198
HBOS MTN
6.750%, 05/21/2018 (A)	2,000	2,244
HCP‡
6.750%, 02/01/2041	4,500	5,774
3.150%, 08/01/2022	100	97
Health Care‡
6.500%, 03/15/2041	825	991
5.125%, 03/15/2043	3,925	3,913
3.750%, 03/15/2023	4,404	4,407
Healthcare Realty Trust‡
5.750%, 01/15/2021	1,275	1,446
Healthcare Trust of America Holdings‡
3.700%, 04/15/2023 (A)	3,410	3,343

172	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Heathrow Funding
4.875%, 07/15/2021 (A)	$2,500	$2,713
HSBC Bank
4.750%, 01/19/2021 (A)	150	169
HSBC Bank USA
7.000%, 01/15/2039	3,585	4,661
5.875%, 11/01/2034	1,545	1,756
5.625%, 08/15/2035	1,895	2,081
HSBC Finance
6.676%, 01/15/2021	1,760	2,087
HSBC Holdings
6.800%, 06/01/2038	2,240	2,792
6.500%, 09/15/2037	5,790	6,953
6.100%, 01/14/2042	820	1,017
5.100%, 04/05/2021	2,000	2,279
HSBC Holdings, Ser 2006
6.500%, 05/02/2036	1,185	1,418
International Lease Finance
7.125%, 09/01/2018 (A)	1,500	1,768
6.750%, 09/01/2016 (A)	3,700	4,186
JPMorgan Chase
6.400%, 05/15/2038	3,548	4,396
5.600%, 07/15/2041	3,000	3,463
5.400%, 01/06/2042	7,045	7,907
4.500%, 01/24/2022	490	531
3.375%, 05/01/2023	3,065	2,912
JPMorgan Chase Capital XXI
1.223%, 02/02/2037 (B)	1,000	800
KKR Group Finance II
5.500%, 02/01/2043 (A)	6,182	5,925
Liberty Mutual Group
6.500%, 05/01/2042 (A)	8,777	10,262
Lincoln National
6.300%, 10/09/2037	220	264
6.150%, 04/07/2036	95	113
Macquarie Bank MTN
6.625%, 04/07/2021 (A)	2,500	2,798
5.000%, 02/22/2017 (A)	65	71
Macquarie Group
7.300%, 08/01/2014 (A)	50	53
6.250%, 01/14/2021 (A)	40	45
6.000%, 01/14/2020 (A)	100	109
Massachusetts Mutual Life Insurance
8.875%, 06/01/2039 (A)	3,370	5,161
5.375%, 12/01/2041 (A)	1,100	1,236
Merrill Lynch
7.750%, 05/14/2038	1,800	2,253
6.110%, 01/29/2037	2,265	2,429
MetLife
10.750%, 08/01/2039	405	649
7.800%, 11/01/2025 (A)	2,000	2,677
6.500%, 12/15/2032	350	439
6.400%, 12/15/2036	2,000	2,260
6.375%, 06/15/2034	730	914
5.875%, 02/06/2041	3,820	4,582

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MetLife Global Funding I MTN
3.125%, 01/11/2016 (A)	$100	$105
Morgan Stanley
7.250%, 04/01/2032	2,035	2,566
6.625%, 04/01/2018	2,700	3,178
6.375%, 07/24/2042	8,010	9,408
6.250%, 08/28/2017	200	231
6.250%, 08/09/2026	190	222
6.000%, 04/28/2015	100	108
5.950%, 12/28/2017	100	115
5.375%, 10/15/2015	2,650	2,885
4.100%, 05/22/2023	910	872
3.750%, 02/25/2023	1,880	1,865
National Australia Bank
3.750%, 03/02/2015 (A)	100	105
3.000%, 07/27/2016 (A)	150	158
National City
4.900%, 01/15/2015	50	53
Nationwide Mutual Insurance
9.375%, 08/15/2039 (A)	550	804
6.600%, 04/15/2034 (A)	1,767	1,820
New York Life Global Funding
5.375%, 09/15/2013 (A)	50	51
2.450%, 07/14/2016 (A)	50	52
New York Life Insurance
6.750%, 11/15/2039 (A)	10,095	13,220
Northwestern Mutual Life Insurance
6.063%, 03/30/2040 (A)	4,715	5,776
PNC Funding
6.700%, 06/10/2019	100	125
Post Apartment Homes
3.375%, 12/01/2022	1,100	1,087
Principal Financial Group
4.625%, 09/15/2042	3,850	3,912
Prudential Financial MTN
6.625%, 12/01/2037	2,440	3,043
6.625%, 06/21/2040	1,000	1,283
6.200%, 11/15/2040	945	1,150
5.700%, 12/14/2036	2,325	2,617
Prudential Holdings
8.695%, 12/18/2023 (A)	3,500	4,481
Prudential Insurance of America
8.300%, 07/01/2025 (A)	1,000	1,339
Raymond James Financial
5.625%, 04/01/2024	1,950	2,164
Realty Income‡
3.250%, 10/15/2022	3,006	2,972
Siemens Financieringsmaatschappij
6.125%, 08/17/2026 (A)	100	125
Simon Property Group‡
10.350%, 04/01/2019	1,995	2,860
6.750%, 02/01/2040	4,000	5,317
4.750%, 03/15/2042	2,535	2,638
4.375%, 03/01/2021	100	111

SEI Institutional Investments Trust / Annual Report / May 31, 2013	173

SCHEDULE OF INVESTMENTS

Long Duration Corporate Bond Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

SL Green Realty‡
5.000%, 08/15/2018	$3,000	$3,273
Swiss Re Treasury US
4.250%, 12/06/2042 (A)	2,581	2,438
Sydney Airport Finance
3.900%, 03/22/2023 (A)	2,500	2,516
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (A)	4,330	5,698
Toyota Motor Credit MTN
3.400%, 09/15/2021	1,710	1,785
Travelers
6.250%, 06/15/2037	245	318
5.350%, 11/01/2040	1,285	1,507
Travelers Property Casualty
6.375%, 03/15/2033	310	401
UBS MTN
5.750%, 04/25/2018	100	118
US Bancorp
4.125%, 05/24/2021	22	24
Ventas Realty‡
4.750%, 06/01/2021	2,000	2,185
Wachovia
7.575%, 08/01/2026 (C)	2,375	3,209
5.750%, 06/15/2017	150	173
5.750%, 02/01/2018	350	412
Wachovia Bank
6.600%, 01/15/2038	6,910	8,844
6.180%, 02/15/2036	1,401	1,646
5.850%, 02/01/2037	2,215	2,610
WEA Finance
6.750%, 09/02/2019 (A)	3,000	3,681
Weingarten Realty Investors‡
3.375%, 10/15/2022	1,884	1,823
Wells Fargo MTN
4.600%, 04/01/2021	100	112
3.500%, 03/08/2022	525	544
Wells Fargo Bank
5.950%, 08/26/2036	1,900	2,259
Weyerhaeuser‡
7.375%, 03/15/2032	500	661
ZFS Finance USA Trust II
6.450%, 12/15/2065 (A) (B)	2,500	2,725

		538,597

Health Care — 7.5%
AbbVie
4.400%, 11/06/2042 (A)	9,310	9,093
Aetna
2.750%, 11/15/2022	1,370	1,311
Amgen
6.900%, 06/01/2038	1,575	2,041
5.750%, 03/15/2040	35	40
5.650%, 06/15/2042	4,360	4,900

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

5.375%, 05/15/2043	$3,835	$4,204
5.150%, 11/15/2041	10,130	10,747
AstraZeneca
6.450%, 09/15/2037	3,745	4,752
4.000%, 09/18/2042	1,580	1,473
Becton Dickinson
3.125%, 11/08/2021	385	393
Bristol-Myers Squibb
6.125%, 05/01/2038	1,675	2,135
Cardinal Health
4.600%, 03/15/2043	2,138	2,046
Catholic Health Initiatives
4.350%, 11/01/2042	2,525	2,426
Celgene
5.700%, 10/15/2040	3,772	4,258
Covidien International Finance
2.950%, 06/15/2023	810	796
Eli Lilly
7.125%, 06/01/2025	410	558
Express Scripts Holding
6.125%, 11/15/2041	2,070	2,570
GlaxoSmithKline Capital
6.375%, 05/15/2038	15	19
2.850%, 05/08/2022	5,090	5,078
2.800%, 03/18/2023	2,000	1,961
Highmark
6.125%, 05/15/2041 (A)	1,000	928
4.750%, 05/15/2021 (A)	1,330	1,297
Humana
4.625%, 12/01/2042	802	764
Johns Hopkins Health System
2.767%, 05/15/2023	1,750	1,687
Johnson & Johnson
5.950%, 08/15/2037	1,100	1,426
5.850%, 07/15/2038	1,500	1,930
Kaiser Foundation Hospitals
4.875%, 04/01/2042	3,175	3,353
Mayo Clinic
3.774%, 11/15/2043	2,000	1,844
McKesson
2.700%, 12/15/2022	1,500	1,459
Mead Johnson Nutrition
5.900%, 11/01/2039	620	714
Medtronic
4.000%, 04/01/2043	6,370	6,036
Memorial Sloan-Kettering Cancer Center
5.000%, 07/01/2042	1,000	1,090
Merck
6.550%, 09/15/2037	1,430	1,925
6.500%, 12/01/2033	520	699
5.850%, 06/30/2039	690	849
5.760%, 05/03/2037	1,100	1,422
4.150%, 05/18/2043	3,460	3,371
3.600%, 09/15/2042	2,850	2,553

174	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

North Shore Long Island Jewish Health Care
4.800%, 11/01/2042	$2,400	$2,354
NYU Hospitals Center
4.428%, 07/01/2042	2,650	2,499
Perrigo
2.950%, 05/15/2023	1,030	996
Pfizer
7.200%, 03/15/2039	3,530	4,979
4.300%, 06/15/2043	2,060	2,052
Roche Holdings
7.000%, 03/01/2039 (A)	10,670	15,077
Shands Teaching Hospital and Clinics
4.741%, 12/01/2042	1,750	1,711
St. Barnabas Health Care System
4.000%, 07/01/2028	2,240	2,134
St. Jude Medical
4.750%, 04/15/2043	2,250	2,241
Stryker
4.100%, 04/01/2043	1,220	1,188
Sutter Health
2.286%, 08/15/2053	2,000	1,943
Thermo Fisher Scientific
3.150%, 01/15/2023	2,240	2,160
UnitedHealth Group
6.875%, 02/15/2038	1,411	1,851
6.625%, 11/15/2037	2,500	3,176
6.500%, 06/15/2037	385	485
5.950%, 02/15/2041	215	257
5.800%, 03/15/2036	325	380
5.700%, 10/15/2040	1,065	1,235
4.375%, 03/15/2042	70	69
3.950%, 10/15/2042	1,250	1,145
WellPoint
5.950%, 12/15/2034	737	852
5.875%, 06/15/2017	50	58
5.850%, 01/15/2036	710	820
4.650%, 01/15/2043	5,720	5,679
2.375%, 02/15/2017	20	21
Wyeth
6.000%, 02/15/2036	535	661
5.950%, 04/01/2037	4,425	5,420

		155,591

Industrials — 5.9%
ABB Treasury Center USA
4.000%, 06/15/2021 (A)	1,840	1,967
Air Canada, Pass-Through Trust, Ser 2013-1, Cl A
4.125%, 05/15/2025 (A)	540	553
American Airlines, Pass-Through Trust, Ser 2011-1, Cl A
5.250%, 01/31/2021	9	10

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

BAE Systems
5.800%, 10/11/2041 (A)	$3,565	$4,039
BAE Systems Holdings
5.200%, 08/15/2015 (A)	15	16
Boeing
6.875%, 03/15/2039	640	891
6.625%, 02/15/2038	850	1,153
5.875%, 02/15/2040	1,990	2,505
Burlington Northern Santa Fe
7.290%, 06/01/2036	1,333	1,786
6.150%, 05/01/2037	1,800	2,198
4.450%, 03/15/2043	1,250	1,235
4.400%, 03/15/2042	7,040	6,900
Canadian National Railway, Ser 2006
6.200%, 06/01/2036	2,665	3,472
Caterpillar
5.200%, 05/27/2041	640	724
3.803%, 08/15/2042	850	777
Continental Airlines, Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/2022	4,825	5,476
Continental Airlines, Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024	725	750
CSX
4.750%, 05/30/2042	5,625	5,701
Deere
3.900%, 06/09/2042	1,920	1,816
Delta Air Lines, Pass-Through Trust, Ser 2009-1, Cl A
7.750%, 12/17/2019	1,124	1,321
FedEx
4.100%, 04/15/2043	4,740	4,419
3.875%, 08/01/2042	4,937	4,518
General Dynamics
3.600%, 11/15/2042	3,732	3,307
General Electric
4.125%, 10/09/2042	4,970	4,743
Honeywell International
5.700%, 03/15/2037	300	370
5.375%, 03/01/2041	295	356
Lockheed Martin
4.850%, 09/15/2041	1,885	1,928
4.070%, 12/15/2042	4,472	4,089
Norfolk Southern
6.000%, 03/15/2105	2,045	2,396
6.000%, 05/23/2111	4,205	4,928
5.590%, 05/17/2025	37	43
3.000%, 04/01/2022	1,380	1,377
Northrop Grumman
4.750%, 06/01/2043	2,720	2,688
3.250%, 08/01/2023	5,920	5,839

SEI Institutional Investments Trust / Annual Report / May 31, 2013	175

SCHEDULE OF INVESTMENTS

Long Duration Corporate Bond Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Pitney Bowes
6.250%, 03/15/2019	$15	$17
Raytheon
4.700%, 12/15/2041	300	312
Republic Services
5.700%, 05/15/2041	3,475	3,945
Stanley Black & Decker
2.900%, 11/01/2022	1,430	1,403
Union Pacific
6.625%, 02/01/2029	1,425	1,841
5.780%, 07/15/2040	3,350	4,039
4.163%, 07/15/2022	108	118
United Parcel Service
3.625%, 10/01/2042	690	643
United Technologies
5.700%, 04/15/2040	4,480	5,421
4.500%, 06/01/2042	11,640	12,016
US Airways Pass-Through Trust, Ser 2012-1, Cl A
5.900%, 10/01/2024	2,495	2,789
Waste Management
7.750%, 05/15/2032	200	277
7.375%, 03/11/2019	25	31
7.100%, 08/01/2026	130	168
6.125%, 11/30/2039	2,870	3,494
4.600%, 03/01/2021	1,645	1,824

		122,629

Information Technology — 3.0%
Apple
3.850%, 05/04/2043	6,415	5,887
Applied Materials
5.850%, 06/15/2041	2,300	2,614
Cisco Systems
5.500%, 01/15/2040	1,585	1,867
Corning
5.750%, 08/15/2040	345	393
eBay
4.000%, 07/15/2042	1,245	1,103
HP Enterprise Services
6.000%, 08/01/2013	85	86
Intel
4.800%, 10/01/2041	3,985	4,095
4.000%, 12/15/2032	7,087	6,841
2.700%, 12/15/2022	2,540	2,444
International Business Machines
6.220%, 08/01/2027	3,345	4,319
5.875%, 11/29/2032	300	382
5.600%, 11/30/2039	462	558
4.000%, 06/20/2042	3,593	3,494
Intuit
5.750%, 03/15/2017	25	28
Juniper Networks
5.950%, 03/15/2041	3,000	3,230

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Microsoft
5.300%, 02/08/2041	$895	$1,059
4.500%, 10/01/2040	675	711
3.750%, 05/01/2043	3,955	3,689
3.500%, 11/15/2042	5,455	4,861
Motorola Solutions
7.500%, 05/15/2025	680	855
3.500%, 03/01/2023	2,000	1,956
Oracle
6.500%, 04/15/2038	4,145	5,442
5.375%, 07/15/2040	2,415	2,801
Telefonaktiebolaget LM Ericsson
4.125%, 05/15/2022	3,953	4,050

		62,765

Materials — 3.2%
ArcelorMittal
7.250%, 03/01/2041	2,025	1,974
Barrick North America Finance
7.500%, 09/15/2038	35	40
5.750%, 05/01/2043 (A)	9,210	8,632
Dow Chemical
5.250%, 11/15/2041	350	375
4.375%, 11/15/2042	4,630	4,326
E.I. du Pont de Nemours
2.800%, 02/15/2023	1,960	1,935
Freeport-McMoRan Copper
5.450%, 03/15/2043 (A)	7,042	6,767
3.875%, 03/15/2023 (A)	4,155	4,044
Newcrest Finance
5.750%, 11/15/2041 (A)	5,891	5,603
Newmont Mining
5.875%, 04/01/2035	100	101
4.875%, 03/15/2042	4,182	3,595
Praxair
3.550%, 11/07/2042	1,275	1,147
Rio Tinto Finance USA
9.000%, 05/01/2019	150	203
5.200%, 11/02/2040	20	22
4.750%, 03/22/2042	205	207
4.125%, 08/21/2042	1,800	1,638
3.500%, 11/02/2020	50	52
3.500%, 03/22/2022	1,375	1,379
Rohm & Haas
7.850%, 07/15/2029	4,490	6,042
Southern Copper
7.500%, 07/27/2035	1,750	1,977
6.750%, 04/16/2040	590	617
5.250%, 11/08/2042	950	823
Teck Resources
5.400%, 02/01/2043	2,025	1,907
5.200%, 03/01/2042	750	685
Union Carbide
7.750%, 10/01/2096	25	29

176	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Vale
5.625%, 09/11/2042	$2,960	$2,760
Vale Overseas
6.875%, 11/21/2036	2,000	2,147
Xstrata Finance Canada
6.000%, 11/15/2041 (A)	4,504	4,569
5.300%, 10/25/2042 (A)	2,005	1,969

		65,565

Telecommunication Services — 6.7%
Alltel
7.875%, 07/01/2032	1,105	1,562
6.800%, 05/01/2029	1,030	1,291
America Movil
6.375%, 03/01/2035	100	115
6.125%, 03/30/2040	1,785	2,024
4.375%, 07/16/2042	4,685	4,157
3.125%, 07/16/2022	1,250	1,193
AT&T
6.550%, 02/15/2039	1,625	1,999
6.500%, 09/01/2037	3,942	4,802
6.300%, 01/15/2038	13,580	16,184
5.600%, 05/15/2018	100	118
5.550%, 08/15/2041	4,485	4,954
5.350%, 09/01/2040	7,940	8,493
4.350%, 06/15/2045 (A)	7,938	7,364
4.300%, 12/15/2042 (A)	3,718	3,474
3.000%, 02/15/2022	50	50
BellSouth
6.875%, 10/15/2031	105	124
6.000%, 11/15/2034	130	141
5.200%, 09/15/2014	50	53
Bellsouth Capital Funding
7.875%, 02/15/2030	305	389
British Telecommunications
9.625%, 12/15/2030	2,620	4,059
Centel Capital
9.000%, 10/15/2019	25	30
CenturyLink
7.650%, 03/15/2042	2,200	2,189
Deutsche Telekom International Finance
9.250%, 06/01/2032	2,161	3,316
8.750%, 06/15/2030	2,590	3,739
4.875%, 03/06/2042 (A)	2,845	2,885
France Telecom
5.375%, 01/13/2042	1,795	1,918
GTE
8.750%, 11/01/2021	100	134
6.940%, 04/15/2028	1,280	1,622
Koninklijke KPN
8.375%, 10/01/2030	2,715	3,510
Qwest
7.250%, 09/15/2025	1,000	1,163

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Rogers Communications
4.500%, 03/15/2043	$2,232	$2,212
Telecom Italia Capital
7.721%, 06/04/2038	750	811
7.200%, 07/18/2036	2,000	2,070
6.175%, 06/18/2014	33	35
Telefonica Emisiones SAU
7.045%, 06/20/2036	2,505	2,866
6.421%, 06/20/2016	75	84
6.221%, 07/03/2017	65	73
5.462%, 02/16/2021	152	164
4.570%, 04/27/2023	2,790	2,781
Verizon Communications
8.750%, 11/01/2018	107	143
7.750%, 12/01/2030	630	849
7.350%, 04/01/2039	3,000	4,030
6.900%, 04/15/2038	100	128
6.400%, 02/15/2038	3,925	4,750
6.000%, 04/01/2041	3,105	3,608
5.850%, 09/15/2035	2,700	3,059
4.750%, 11/01/2041	8,090	7,961
3.850%, 11/01/2042	5,410	4,663
Vodafone Group
6.150%, 02/27/2037	300	357
4.375%, 02/19/2043	11,330	10,667
2.950%, 02/19/2023	4,380	4,222

		138,585

Utilities — 12.3%
AGL Capital
6.375%, 07/15/2016	100	115
5.875%, 03/15/2041	2,000	2,385
4.400%, 06/01/2043	1,200	1,178
3.500%, 09/15/2021	68	72
Alabama Power
5.200%, 06/01/2041	335	382
American Transmission Systems
5.250%, 01/15/2022 (A)	1,135	1,268
American Water Capital
6.085%, 10/15/2017	25	29
Appalachian Power
7.000%, 04/01/2038	600	786
6.700%, 08/15/2037	50	63
5.800%, 10/01/2035	125	143
4.600%, 03/30/2021	605	674
Arizona Public Service
8.750%, 03/01/2019	2,705	3,580
Arizona Public Services
4.500%, 04/01/2042	12	12
Baltimore Gas & Electric
6.350%, 10/01/2036	125	158
5.200%, 06/15/2033	1,580	1,726
Boston Gas
4.487%, 02/15/2042 (A)	1,325	1,356

SEI Institutional Investments Trust / Annual Report / May 31, 2013	177

SCHEDULE OF INVESTMENTS

Long Duration Corporate Bond Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Bruce Mansfield Unit
6.850%, 06/01/2034	$2,072	$2,251
CenterPoint Energy
6.500%, 05/01/2018	130	157
CenterPoint Energy Resources
6.625%, 11/01/2037	1,037	1,344
6.250%, 02/01/2037	775	937
4.500%, 01/15/2021	40	45
Cleco Power
6.000%, 12/01/2040	2,500	2,853
Connecticut Light & Power
5.650%, 05/01/2018	35	41
2.500%, 01/15/2023	1,200	1,169
Consolidated Edison of New York
6.750%, 04/01/2038	1,915	2,611
6.200%, 06/15/2036	145	184
5.700%, 06/15/2040	100	123
5.500%, 12/01/2039	75	89
4.200%, 03/15/2042	325	324
3.950%, 03/01/2043	3,030	2,885
Dominion Resources
5.250%, 08/01/2033	5,050	5,660
4.900%, 08/01/2041	3,235	3,471
4.050%, 09/15/2042	1,000	936
DTE Electric
3.950%, 06/15/2042	180	174
3.900%, 06/01/2021	30	33
DTE Energy
6.375%, 04/15/2033	120	147
Duke Energy
3.550%, 09/15/2021	17	18
3.050%, 08/15/2022	3,380	3,356
2.150%, 11/15/2016	25	26
Duke Energy Carolinas
6.450%, 10/15/2032	230	293
6.100%, 06/01/2037	2,140	2,627
5.300%, 02/15/2040	3,840	4,397
4.250%, 12/15/2041	1,565	1,539
4.000%, 09/30/2042	4,915	4,659
3.900%, 06/15/2021	50	55
Duke Energy Indiana
6.350%, 08/15/2038	1,675	2,147
Duke Energy Progress
6.300%, 04/01/2038	130	166
4.100%, 05/15/2042	740	714
Duquesne Light Holdings
6.250%, 08/15/2035	2,500	2,827
El Paso Electric
3.300%, 12/15/2022	1,500	1,463
Electricite de France
5.250%, 12/29/2049 (A) (B)	2,250	2,259
Elm Road Generating Station Supercritical
5.848%, 01/19/2041 (A)	1,000	1,150

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Entergy Louisiana
4.800%, 05/01/2021	$1,000	$1,118
4.440%, 01/15/2026	1,390	1,528
Exelon Generation
6.250%, 10/01/2039	4,480	5,119
5.750%, 10/01/2041	5,465	5,896
5.600%, 06/15/2042	4,140	4,378
5.200%, 10/01/2019	100	112
FirstEnergy, Ser C
7.375%, 11/15/2031	2,983	3,367
Florida Power
6.400%, 06/15/2038	360	462
6.350%, 09/15/2037	1,880	2,425
Florida Power & Light
5.960%, 04/01/2039	2,360	2,996
5.690%, 03/01/2040	4,163	5,174
4.050%, 06/01/2042	5,000	4,921
3.800%, 12/15/2042	2,215	2,086
Georgia Power
5.650%, 03/01/2037	225	263
5.400%, 06/01/2040	8,270	9,365
4.300%, 03/15/2042	7,255	7,121
Iberdrola Finance Ireland
5.000%, 09/11/2019 (A)	1,500	1,625
Indiana Michigan Power
6.050%, 03/15/2037	500	592
Indianapolis Power & Light
6.050%, 10/01/2036 (A)	710	851
4.875%, 11/01/2041 (A)	1,290	1,412
KCP&L Greater Missouri Operations
8.270%, 11/15/2021	2,500	3,046
Kentucky Utilities
5.125%, 11/01/2040	2,365	2,743
KeySpan Gas East
5.819%, 04/01/2041 (A)	3,600	4,386
Massachusetts Electric
5.900%, 11/15/2039 (A)	70	85
MidAmerican Energy MTN
6.750%, 12/30/2031	465	611
5.800%, 10/15/2036	836	1,018
MidAmerican Energy Holdings
6.500%, 09/15/2037	4,125	5,232
6.125%, 04/01/2036	3,400	4,093
5.950%, 05/15/2037	555	660
Nevada Power
6.650%, 04/01/2036	210	275
NextEra Energy Capital Holdings
6.000%, 03/01/2019	1,530	1,807
Niagara Mohawk Power
4.119%, 11/28/2042 (A)	2,000	1,897
Nisource Finance
5.950%, 06/15/2041	500	567
5.800%, 02/01/2042	2,000	2,213
4.800%, 02/15/2044	3,740	3,644

178	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Northeast Utilities
2.800%, 05/01/2023	$1,335	$1,290
Northern States Power
7.125%, 07/01/2025	285	385
6.200%, 07/01/2037	2,500	3,255
3.400%, 08/15/2042	645	569
2.600%, 05/15/2023	1,760	1,721
Oglethorpe Power
5.375%, 11/01/2040	1,705	1,883
5.250%, 09/01/2050	65	68
Oncor Electric Delivery
7.000%, 09/01/2022	175	226
6.800%, 09/01/2018	35	43
5.300%, 06/01/2042	4,924	5,546
5.250%, 09/30/2040	4,050	4,563
4.550%, 12/01/2041	4,500	4,540
4.100%, 06/01/2022	2,100	2,262
Pacific Gas & Electric
6.250%, 03/01/2039	3,880	4,878
6.050%, 03/01/2034	3,800	4,722
5.800%, 03/01/2037	1,205	1,439
3.250%, 09/15/2021	18	19
PacifiCorp
6.000%, 01/15/2039	1,795	2,261
5.500%, 01/15/2019	310	369
Pennsylvania Electric
6.150%, 10/01/2038	3,600	4,206
6.050%, 09/01/2017	50	58
Potomac Electric Power
4.150%, 03/15/2043	2,000	1,999
PPL Electric Utilities
5.200%, 07/15/2041	1,100	1,272
PPL Energy Supply
4.600%, 12/15/2021	100	106
Progress Energy
7.050%, 03/15/2019	1,720	2,145
4.400%, 01/15/2021	25	28
PSEG Power
5.125%, 04/15/2020	50	56
4.150%, 09/15/2021	127	134
Public Service Electric & Gas MTN
3.650%, 09/01/2042	4,035	3,731
Public Service of Colorado
6.250%, 09/01/2037	1,910	2,504
3.950%, 03/15/2043	5,310	5,161
Public Service of Oklahoma
4.400%, 02/01/2021	27	30
Puget Sound Energy
5.795%, 03/15/2040	300	371
San Diego Gas & Electric
6.000%, 06/01/2026	625	801
Sempra Energy
9.800%, 02/15/2019	50	69
6.000%, 10/15/2039	4,000	4,833

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

South Carolina Electric & Gas
5.450%, 02/01/2041	$85	$99
Southern California Edison
6.000%, 01/15/2034	385	486
5.950%, 02/01/2038	510	642
5.500%, 08/15/2018	25	30
5.500%, 03/15/2040	160	192
4.050%, 03/15/2042	6,405	6,272
Southern California Gas
3.750%, 09/15/2042	2,360	2,241
Southern Natural Gas
8.000%, 03/01/2032	400	563
7.350%, 02/15/2031	2,960	3,839
Southern Union
8.250%, 11/15/2029	1,500	1,910
Southwestern Electric Power
6.200%, 03/15/2040	1,734	2,114
Southwestern Public Service
8.750%, 12/01/2018	40	53
Texas-New Mexico Power
6.950%, 04/01/2043 (A)	2,500	3,297
Tucson Electric Power
3.850%, 03/15/2023	2,250	2,239
Union Electric
8.450%, 03/15/2039	2,930	4,752
Virginia Electric and Power
8.875%, 11/15/2038	235	389
Wisconsin Electric Power
2.950%, 09/15/2021	3	3

		256,809

Total Corporate Obligations (Cost $2,002,164) ($ Thousands)		1,965,687

MUNICIPAL BONDS — 2.1%
City of Chicago, GO
6.257%, 01/01/2040	1,280	1,384
City of Houston, Ser A, GO
6.290%, 03/01/2032	3,650	4,537
City of New York, GO
5.985%, 12/01/2036	1,175	1,456
City of San Francisco, Public Utilities Commission Water Revenue, Ser DE, RB
6.000%, 11/01/2040	400	488
Indianapolis, Local Public Improvement Bond Bank, Build America Project, RB
6.116%, 01/15/2040	2,280	2,923
Los Angeles, Department of Water & Power, Ser C, RB
5.516%, 07/01/2027	1,905	2,287
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	750	1,049

SEI Institutional Investments Trust / Annual Report / May 31, 2013	179

SCHEDULE OF INVESTMENTS

Long Duration Corporate Bond Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Los Angeles, Community College District, Ser D, GO
6.680%, 08/01/2036	$1,000	$1,358
New Jersey State, Turnpike Authority, RB
7.414%, 01/01/2040	100	145
New Jersey, State Turnpike Authority, Build America Project, RB
7.102%, 01/01/2041	100	140
New York City, Build America Project, GO
5.206%, 10/01/2031	1,500	1,725
Ohio State University, Build America Project, RB
4.910%, 06/01/2040	1,685	1,864
Port Authority of New York & New Jersey, Build America Project, RB
4.926%, 10/01/2051	495	539
Port Authority of New York & New Jersey, RB
4.458%, 10/01/2062	600	585
San Diego County, Water Authority, Build America Project, RB
6.138%, 05/01/2049	1,910	2,458
San Francisco, Public Utilities, RB
6.000%, 11/01/2040	1,250	1,528
State of California, Build America Project, GO
7.625%, 03/01/2040	200	287
7.600%, 11/01/2040	950	1,379
7.550%, 04/01/2039	90	129
State of Connecticut, Ser A, GO
5.850%, 03/15/2032	2,210	2,701
State of Illinois, GO
5.100%, 06/01/2033	2,900	2,910
State of Missouri, Health & Education, Ser A, RB
3.685%, 02/15/2047	1,135	1,103
State of New York, Build America Project, RB
5.770%, 03/15/2039	4,180	5,054
State of Texas, Transportation Communication Authority, Build America Project, Ser B, RB
5.178%, 04/01/2030	1,730	2,060
State of Washington, Build America Project, Ser D, GO
5.481%, 08/01/2039	815	981
University of California, Build America Project, RB
5.770%, 05/15/2043	250	300

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

University of California, Build America Project, Ser AD, RB
4.858%, 05/15/2112	$2,800	$2,756

Total Municipal Bonds (Cost $44,232) ($ Thousands)		44,126

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.3%
Tennessee Valley Authority
5.375%, 04/01/2056	3,935	4,837
3.500%, 12/15/2042	2,525	2,314

Total U.S. Government Agency Obligations (Cost $7,826) ($ Thousands)		7,151

SOVEREIGN DEBT — 0.2%
International Bank for Reconstruction & Development MTN
3.482%, 10/31/2030 (D)	2,605	1,299
Province of Quebec Canada MTN
6.350%, 01/30/2026	2,000	2,624

Total Sovereign Debt (Cost $4,107) ($ Thousands)		3,923

U.S. TREASURY OBLIGATIONS — 1.5%
U.S. Treasury Bills (D) (E)
0.079%, 08/22/2013	535	535
U.S. Treasury Bonds
6.125%, 08/15/2029	1,967	2,828
3.125%, 02/15/2043	12,610	12,208
2.750%, 08/15/2042	14,540	13,032
2.750%, 11/15/2042	1,660	1,486
U.S. Treasury Notes
1.750%, 05/15/2023	2,275	2,192

Total U.S. Treasury Obligations (Cost $32,932) ($ Thousands)		32,281

CASH EQUIVALENT — 1.5%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.010%*†	30,301,678	30,302

Total Cash Equivalent (Cost $30,302) ($ Thousands)		30,302

Total Investments — 100.0% (Cost $2,121,563) ($ Thousands)		$2,083,470

180	SEI Institutional Investments Trust / Annual Report / May 31, 2013

A list of the open futures contracts held by the Fund at May 31, 2013, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
U.S. 10-Year Treasury Note	(495)	Jun-2013	$788
U.S. 10-Year Treasury Note	(62)	Sep-2013	(2)
U.S. 2-Year Treasury Note	(323)	Jun-2013	47
U.S. 5-Year Treasury Note	(112)	Jun-2013	67
U.S. 5-Year Treasury Note	(452)	Oct-2013	53
U.S. Long Treasury Bond	72	Sep-2013	(135)
U.S. Ultra Long Treasury Bond	383	Dec-2013	(720)

			$98

For the year ended May 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $2,082,952 ($ Thousands).

*	The rate reported is the 7-day effective yield as of May 31, 2013.

†	Investment in Affiliated Security (see Note 5).

††	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

‡	Real Estate Investment Trust.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2013. The date reported on the Schedule of Investments is the final maturity date.

(C)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on May 31, 2013. The coupon on a step bond changes on a specified date.

(D)	The rate reported is the effective yield at time of purchase.

(E)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

GO — General Obligation

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

The following is a list of the inputs used as of May 31, 2013, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$1,965,687	$—	$1,965,687
Municipal Bonds	—	44,126	—	44,126
U.S. Government Agency Obligations	—	7,151	—	7,151
Sovereign Debt	—	3,923	—	3,923
U.S. Treasury Obligations	—	32,281	—	32,281
Cash Equivalent	30,302	—	—	30,302

Total Investments in Securities	$30,302	$2,053,168	$—	$2,083,470

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$98	$—	$—	$98

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	181

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 40.1%

Consumer Discretionary — 2.5%
Amazon.com
0.650%, 11/27/2015	$825	$823
Best Buy
7.250%, 07/15/2013	530	532
Comcast
5.850%, 11/15/2015	350	393
DIRECTV Holdings LLC
3.550%, 03/15/2015	650	679
Hasbro
6.125%, 05/15/2014	300	315
Johnson Controls
0.683%, 02/04/2014 (A)	1,140	1,143
Maytag MTN
6.450%, 08/15/2014	1,300	1,384
NBCUniversal Enterprise
0.965%, 04/15/2018 (A) (B)	1,400	1,412
0.817%, 04/15/2016 (A) (B)	765	768
NBCUniversal Media LLC
2.100%, 04/01/2014	1,608	1,629
Newell Rubbermaid
2.000%, 06/15/2015	700	712
Thomson Reuters
0.875%, 05/23/2016	1,250	1,243
Time Warner Cable
7.500%, 04/01/2014	685	723
Viacom
1.250%, 02/27/2015	590	593
Walt Disney MTN
0.450%, 12/01/2015	1,000	998

		13,347

Consumer Staples — 3.6%
Anheuser-Busch InBev Worldwide
4.125%, 01/15/2015	1,200	1,265
0.800%, 07/15/2015	500	501
0.637%, 07/14/2014 (A)	855	858

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
BAT International Finance
1.400%, 06/05/2015 (B)	$1,365	$1,377

Bottling Group LLC
6.950%, 03/15/2014	750	787
Campbell Soup
0.574%, 08/01/2014 (A)	1,150	1,152
Coca-Cola Enterprises
0.590%, 02/18/2014 (A)	725	727
ConAgra Foods
1.300%, 01/25/2016	1,250	1,258
Costco Wholesale
0.650%, 12/07/2015	2,155	2,161
General Mills
0.576%, 01/29/2016 (A)	1,250	1,251
Heineken
0.800%, 10/01/2015 (B)	390	389
Kellogg
0.505%, 02/13/2015 (A)	1,000	1,002
Kimberly-Clark
0.394%, 05/15/2016 (A)	1,390	1,389
Kraft Foods Group
1.625%, 06/04/2015	750	760
PepsiCo
0.800%, 08/25/2014	745	748
Philip Morris International
2.500%, 05/16/2016	750	785
Reynolds American
1.050%, 10/30/2015	310	311
SABMiller Holdings
1.850%, 01/15/2015 (B)	700	711
Walgreen
0.780%, 03/13/2014 (A)	1,600	1,603

		19,035

Energy — 1.5%
BP Capital Markets
0.881%, 03/11/2014 (A)	245	246
0.785%, 05/10/2018 (A)	1,500	1,504
0.700%, 11/06/2015	1,120	1,117
Kinder Morgan Energy Partners
5.000%, 12/15/2013	750	767
Schlumberger Investment
0.830%, 09/12/2014 (A) (B)	870	876
Schlumberger Norge
1.250%, 08/01/2017 (B)	205	203
Total Capital Canada
0.657%, 01/15/2016 (A)	1,960	1,969
TransCanada PipeLines
0.750%, 01/15/2016	1,175	1,171

		7,853

Financials — 24.2%
ABN AMRO Bank
1.375%, 01/22/2016 (B)	1,000	1,001

182	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

American Express
0.863%, 05/22/2018 (A)	$1,000	$1,002
American Express Centurion Bank
0.725%, 11/13/2015 (A)	1,210	1,212
American Honda Finance MTN
1.000%, 08/11/2015 (B)	643	647
0.648%, 05/26/2016 (A) (B)	2,600	2,603
American International Group
4.250%, 09/15/2014	1,350	1,408
Australia & New Zealand Banking Group NY
0.835%, 05/15/2018 (A)	625	625
Bank of America MTN
1.696%, 01/30/2014 (A)	570	574
1.500%, 10/09/2015	2,015	2,027
1.250%, 01/11/2016	850	848
Bank of Montreal
1.300%, 10/31/2014 (B)	1,325	1,341
0.879%, 04/09/2018 (A)	1,000	1,005
Bank of New York Mellon MTN
3.100%, 01/15/2015	800	834
0.714%, 03/06/2018 (A)	700	701
0.546%, 07/28/2014 (A)	925	927
Bank of Nova Scotia
1.850%, 01/12/2015	1,525	1,554
0.950%, 03/15/2016	500	501
0.721%, 09/11/2015 (A)	625	627
Bank of Tokyo-Mitsubishi UFJ
0.723%, 02/26/2016 (A) (B)	750	751
BB&T MTN
3.375%, 09/25/2013	871	879
0.976%, 04/28/2014 (A)	1,180	1,186
Berkshire Hathaway
0.800%, 02/11/2016	700	702
BNP Paribas MTN
3.030%, 12/20/2014 (A)	1,030	1,066
BPCE
2.375%, 10/04/2013 (B)	696	700
1.526%, 04/25/2016 (A)	950	957
Caisse Centrale Desjardins du Quebec
1.700%, 09/16/2013 (B)	1,345	1,350
Canadian Imperial Bank of Commerce
0.900%, 09/19/2014 (B)	300	302
0.900%, 10/01/2015	525	526
Capital One
0.734%, 03/22/2016 (A)	1,250	1,248
Capital One Financial
2.150%, 03/23/2015	800	816
1.427%, 07/15/2014 (A)	1,626	1,641
Caterpillar Financial Services MTN
1.100%, 05/29/2015	600	606
CDP Financial
3.000%, 11/25/2014 (B)	1,710	1,771
Citigroup
4.875%, 05/07/2015	750	796

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

1.250%, 01/15/2016	$2,350	$2,347
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
2.125%, 10/13/2015	1,940	1,998
0.760%, 03/18/2016 (A)	1,000	1,004
Credit Agricole Home Loan SFH
1.026%, 07/21/2014 (A) (B)	800	803
Credit Suisse NY
2.200%, 01/14/2014	475	480
1.237%, 01/14/2014 (A)	1,340	1,347
Daimler Finance North America LLC
2.300%, 01/09/2015 (B)	825	841
1.250%, 01/11/2016 (B)	750	750
1.059%, 04/10/2014 (A) (B)	550	552
0.879%, 01/09/2015 (A) (B)	1,380	1,385
Danske Bank
1.327%, 04/14/2014 (A) (B)	775	779
ERAC USA Finance LLC
2.750%, 07/01/2013 (B)	352	353
2.250%, 01/10/2014 (B)	186	188
1.400%, 04/15/2016 (B)	335	335
Fifth Third Bank
0.683%, 02/26/2016 (A)	1,320	1,320
Ford Motor Credit LLC
1.525%, 05/09/2016 (A)	1,170	1,175
General Electric Capital MTN
1.314%, 07/02/2015 (A)	1,635	1,657
1.145%, 05/09/2016 (A)	625	633
0.994%, 04/02/2018 (A)	500	503
Glencore Funding LLC
1.431%, 05/27/2016 (A) (B)	1,350	1,349
Goldman Sachs Group MTN
1.600%, 11/23/2015	875	885
1.476%, 04/30/2018 (A)	875	879
1.274%, 11/21/2014 (A)	810	815
0.777%, 01/12/2015 (A)	1,170	1,169
Hartford Financial Services Group
4.625%, 07/15/2013	455	457
HSBC Bank
1.078%, 01/17/2014 (A) (B)	639	642
0.915%, 05/15/2018 (A) (B)	650	647
HSBC Bank USA NY
4.625%, 04/01/2014	1,200	1,240
HSBC USA
2.375%, 02/13/2015	1,320	1,355
Hyundai Capital America
1.625%, 10/02/2015 (B)	870	876
ING Bank
2.000%, 10/18/2013 (B)	435	437
1.924%, 09/25/2015 (A) (B)	890	906
ING US
3.150%, 02/15/2018 (B)	650	662
International Lease Finance
6.500%, 09/01/2014 (B)	850	901

SEI Institutional Investments Trust / Annual Report / May 31, 2013	183

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Intesa Sanpaolo
3.125%, 01/15/2016	$650	$646
JPMorgan Chase
4.650%, 06/01/2014	653	680
1.176%, 01/25/2018 (A)	675	681
1.102%, 01/24/2014 (A)	130	131
0.937%, 10/15/2015 (A)	585	588
0.893%, 02/26/2016 (A)	1,830	1,836
Manufacturers & Traders Trust
0.575%, 03/07/2016 (A)	610	610
MassMutual Global Funding II
0.657%, 01/14/2014 (A) (B)	1,312	1,315
MetLife Institutional Funding II
0.650%, 01/06/2015 (A) (B)	1,630	1,633
Metropolitan Life Global Funding I
1.700%, 06/29/2015 (B)	1,000	1,018
1.500%, 01/10/2018 (B)	740	733
Monumental Global Funding
0.477%, 01/15/2014 (A) (B)	697	697
Morgan Stanley
1.523%, 02/25/2016 (A)	2,420	2,430
National Rural Utilities Cooperative Finance
1.000%, 02/02/2015	750	756
0.555%, 04/04/2014 (A)	200	200
0.523%, 05/27/2016 (A)	1,650	1,650
0.356%, 02/18/2014 (A)	675	675
New York Life Global Funding
0.800%, 02/12/2016 (B)	790	787
Nissan Motor Acceptance
4.500%, 01/30/2015 (B)	835	884
Nordea Bank
1.750%, 10/04/2013 (B)	435	437
0.735%, 05/13/2016 (A) (B)	900	900
PACCAR Financial MTN
0.545%, 02/08/2016 (A)	1,000	1,004
Pentair Finance
1.350%, 12/01/2015	345	346
Petrobras Global Finance BV
1.894%, 05/20/2016 (A)	2,800	2,822
PNC Bank
0.800%, 01/28/2016	1,000	998
0.596%, 04/29/2016 (A)	1,230	1,230
Pricoa Global Funding I
5.450%, 06/11/2014 (B)	671	705
Principal Life Global Funding II
1.000%, 12/11/2015 (B)	1,265	1,268
0.904%, 07/09/2014 (A) (B)	400	402
0.643%, 05/27/2016 (A) (B)	1,030	1,030
Principal Life Income Funding Trusts MTN
5.100%, 04/15/2014	540	561
0.473%, 11/08/2013 (A)	250	250
Prudential Financial MTN
5.100%, 09/20/2014	638	673

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Royal Bank of Canada MTN
0.850%, 03/08/2016	$1,780	$1,778
0.645%, 03/08/2016 (A)	800	802
0.510%, 01/06/2015 (A)	900	900
Royal Bank of Scotland Group
2.550%, 09/18/2015	295	303
Simon Property Group‡
6.750%, 05/15/2014	900	938
SLM MTN
3.875%, 09/10/2015	400	408
Societe Generale
2.200%, 09/14/2013 (B)	725	728
SSIF Nevada
0.977%, 04/14/2014 (A) (B)	100	101
Standard Chartered
1.225%, 05/12/2014 (A) (B)	775	781
State Street
0.631%, 03/07/2014 (A)	590	591
Sumitomo Mitsui Banking
1.350%, 07/18/2015	650	657
Sun Life Financial Global Funding III
0.530%, 10/06/2013 (A) (B)	795	795
SunTrust Banks
3.600%, 04/15/2016	1,250	1,332
Svenska Handelsbanken
0.732%, 03/21/2016 (A)	1,000	1,003
Swedbank Hypotek
0.734%, 03/28/2014 (A) (B)	925	928
Toronto-Dominion Bank
0.577%, 07/14/2014 (A)	1,250	1,253
0.453%, 05/01/2015 (A)	2,205	2,205
Toyota Motor Credit
0.564%, 05/17/2016 (A)	2,760	2,761
TSMC Global
0.950%, 04/03/2016 (B)	550	546
UBS MTN
5.875%, 07/15/2016	1,000	1,121
US Bank
0.557%, 10/14/2014 (A)	1,140	1,141
USAA Capital
3.500%, 07/17/2014 (B)	450	465
Ventas Realty‡
3.125%, 11/30/2015	717	755
Volkswagen International Finance
2.875%, 04/01/2016 (B)	1,225	1,282
1.625%, 08/12/2013 (B)	231	231
0.894%, 04/01/2014 (A) (B)	925	926
Wachovia Bank
0.653%, 11/03/2014 (A)	2,450	2,455
Wells Fargo MTN
1.500%, 07/01/2015	750	761
0.906%, 04/23/2018 (A)	1,250	1,258
Western Union
2.375%, 12/10/2015	145	147

		126,332

184	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Health Care — 1.8%
AbbVie
1.200%, 11/06/2015 (B)	$2,511	$2,521
Express Scripts Holding
2.750%, 11/21/2014	1,400	1,437
McKesson
0.950%, 12/04/2015	395	396
Merck
0.464%, 05/18/2016 (A)	900	901
Quest Diagnostics
1.134%, 03/24/2014 (A)	850	854
Sanofi
0.594%, 03/28/2014 (A)	200	201
Teva Pharmaceutical Finance III BV
0.782%, 03/21/2014 (A)	1,590	1,595
Thermo Fisher Scientific
2.050%, 02/21/2014	189	191
UnitedHealth Group
0.398%, 08/28/2014 (A)	1,000	1,001
WellPoint
1.250%, 09/10/2015	211	212

		9,309

Industrials — 1.1%
Boeing
0.283%, 11/03/2014 (A)	1,270	1,271
Danaher
1.300%, 06/23/2014	1,170	1,180
General Electric
0.850%, 10/09/2015	2,295	2,300
Penske Truck Leasing
2.500%, 07/11/2014 (B)	85	87
Precision Castparts
0.700%, 12/20/2015	235	235
Tyco Electronics Group
5.950%, 01/15/2014	445	459

		5,532

Information Technology — 0.9%
Dell
0.884%, 04/01/2014 (A)	500	499
Hewlett-Packard
0.673%, 05/30/2014 (A)	1,550	1,546
Xerox
1.094%, 05/16/2014 (A)	2,495	2,492

		4,537

Materials — 0.7%
Anglo American Capital
2.150%, 09/27/2013 (B)	869	872
Rio Tinto Finance USA
8.950%, 05/01/2014	1,000	1,074

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Xstrata Finance Canada
2.050%, 10/23/2015 (B)	$1,350	$1,361
Yara International
5.250%, 12/15/2014 (B)	450	476

		3,783

Telecommunication Services — 2.1%
AT&T
0.800%, 12/01/2015	800	799
0.660%, 02/12/2016 (A)	2,850	2,854
BellSouth
5.200%, 09/15/2014	361	382
British Telecommunications
1.405%, 12/20/2013 (A)	1,350	1,357
Cellco Partnership
5.550%, 02/01/2014	1,090	1,124
Qwest
3.530%, 06/15/2013 (A)	410	410
Telecom Italia Capital
5.250%, 11/15/2013	620	631
Verizon Communications
1.250%, 11/03/2014	750	757
0.474%, 03/06/2015 (A) (B)	1,550	1,547
Vodafone Group
0.659%, 02/19/2016 (A)	1,200	1,201

		11,062

Utilities — 1.7%
Appalachian Power
0.665%, 08/16/2013 (A)	850	850
Commonwealth Edison
1.625%, 01/15/2014	264	266
Dominion Resources
1.800%, 03/15/2014	1,100	1,110
DTE Energy
0.987%, 06/03/2013 (A)	1,180	1,180
Duke Energy
6.300%, 02/01/2014	1,030	1,068
Duke Energy, Carolinas LLC
5.750%, 11/15/2013	175	179
Georgia Power
1.300%, 09/15/2013	225	225
0.600%, 03/15/2016 (A)	1,180	1,181
NextEra Energy Capital Holdings
1.611%, 06/01/2014	350	353
Northeast Utilities
1.030%, 09/20/2013 (A)	615	616
Pacific Gas & Electric
6.250%, 12/01/2013	500	514
Sempra Energy
1.040%, 03/15/2014 (A)	1,200	1,205

		8,747

Total Corporate Obligations (Cost $208,838) ($ Thousands)		209,537

SEI Institutional Investments Trust / Annual Report / May 31, 2013	185

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES — 28.7%

Automotive — 18.1%
Ally Auto Receivables Trust, Ser 2010-3, Cl A3
1.110%, 10/15/2014	$22	$22
Ally Auto Receivables Trust, Ser 2010-4, Cl A3
0.910%, 11/17/2014	72	72
Ally Auto Receivables Trust, Ser 2010-5, Cl B
2.450%, 06/15/2016 (B)	410	419
Ally Auto Receivables Trust, Ser 2011-1, Cl A4
2.230%, 03/15/2016	1,000	1,015
Ally Auto Receivables Trust, Ser 2011-5, Cl A3
0.990%, 11/16/2015	658	660
Ally Auto Receivables Trust, Ser 2012-1, Cl A2
0.710%, 09/15/2014	230	230
Ally Auto Receivables Trust, Ser 2012-4, Cl A3
0.590%, 01/17/2017	675	675
Ally Auto Receivables Trust, Ser 2012-5, Cl A3
0.620%, 03/15/2017	700	700
Ally Auto Receivables Trust, Ser 2012-SN1, Cl A2
0.510%, 12/22/2014	1,297	1,297
Ally Auto Receivables Trust, Ser 2012-SN1, Cl A4
0.700%, 12/21/2015	325	325
Ally Auto Receivables Trust, Ser 2013-1, Cl A3
0.630%, 05/15/2017	1,600	1,597
Ally Auto Receivables Trust, Ser 2013-SN1, Cl A3
0.720%, 05/20/2016	1,145	1,145
Ally Master Owner Trust, Ser 2011-1, Cl A1
1.069%, 01/15/2016 (A)	1,833	1,840
Ally Master Owner Trust, Ser 2011-3, Cl A2
1.810%, 05/15/2016	1,250	1,265
Ally Master Owner Trust, Ser 2011-4, Cl A2
1.540%, 09/15/2016	517	523

Ally Master Owner Trust, Ser 2012-1, Cl A2
1.440%, 02/15/2017	500	506
Ally Master Owner Trust, Ser 2012-3, Cl A2
1.210%, 06/15/2017	515	518

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Ally Master Owner Trust, Ser 2013-1, Cl A1
0.649%, 02/15/2018 (A)	$610	$611
Ally Master Owner Trust, Ser 2013-2, Cl A
0.649%, 04/15/2018 (A)	1,425	1,425
AmeriCredit Automobile Receivables Trust, Ser 2010-1, Cl B
3.720%, 11/17/2014	35	35
AmeriCredit Automobile Receivables Trust, Ser 2010-3, Cl A3
1.140%, 04/08/2015	54	54
AmeriCredit Automobile Receivables Trust, Ser 2010-4, Cl B
1.990%, 10/08/2015	1,453	1,460
AmeriCredit Automobile Receivables Trust, Ser 2010-A, Cl A3
3.510%, 07/06/2017	402	411
AmeriCredit Automobile Receivables Trust, Ser 2011-1, Cl A3
1.390%, 09/08/2015	567	568
AmeriCredit Automobile Receivables Trust, Ser 2011-3, Cl A3
1.170%, 01/08/2016	1,728	1,732
AmeriCredit Automobile Receivables Trust, Ser 2011-3, Cl B
2.280%, 06/08/2016	345	351
AmeriCredit Automobile Receivables Trust, Ser 2011-4, Cl A2
0.920%, 03/09/2015	113	113
AmeriCredit Automobile Receivables Trust, Ser 2012-1, Cl A2
0.910%, 10/08/2015	161	161
AmeriCredit Automobile Receivables Trust, Ser 2012-2, Cl A3
1.050%, 10/11/2016	140	141
AmeriCredit Automobile Receivables Trust, Ser 2012-3, Cl A2
0.710%, 12/08/2015	579	580
AmeriCredit Automobile Receivables Trust, Ser 2012-5, Cl A3
0.620%, 06/08/2017	675	675
AmeriCredit Automobile Receivables Trust, Ser 2013-1, Cl A2
0.490%, 06/08/2016	875	875
AmeriCredit Automobile Receivables Trust, Ser 2013-2, Cl A3
0.650%, 12/08/2017	930	929

ARI Fleet Lease Trust, Ser 2012- A, Cl A
0.749%, 03/15/2020 (A) (B)	109	109
ARI Fleet Lease Trust, Ser 2012- B, Cl A
0.499%, 01/15/2021 (A) (B)	1,203	1,204

186	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

ARI Fleet Lease Trust, Ser 2013- A, Cl A2
0.700%, 12/15/2015 (B)	$585	$585
Avis Budget Rental Car Funding, Ser 2010-2A, Cl A
3.630%, 08/20/2014 (B)	119	119
Avis Budget Rental Car Funding LLC, Ser 2011-1A, Cl A11
1.850%, 11/20/2014 (B)	422	424
CarMax Auto Owner Trust, Ser 2009-2, Cl A4
2.820%, 12/15/2014	97	97
CarMax Auto Owner Trust, Ser 2010-2, Cl A3
1.410%, 02/16/2015	135	136
CarMax Auto Owner Trust, Ser 2010-3, Cl A3
0.990%, 02/17/2015	237	237
CarMax Auto Owner Trust, Ser 2011-3, Cl B
2.170%, 07/17/2017	875	898
CarMax Auto Owner Trust, Ser 2012-1, Cl A3
0.890%, 09/15/2016	347	349
CarMax Auto Owner Trust, Ser 2012-3, Cl A3
0.520%, 07/17/2017	385	385
CarMax Auto Owner Trust, Ser 2012-3, Cl C
1.500%, 08/15/2018	225	224
CarMax Auto Owner Trust, Ser 2013-1, Cl A2
0.420%, 03/15/2016	425	425
CFC LLC, Ser 2013-1A, Cl A
1.650%, 07/17/2017 (B)	215	215
Chesapeake Funding LLC, Ser 2011-2A, Cl A
1.448%, 04/07/2024 (A) (B)	1,188	1,202
Chesapeake Funding LLC, Ser 2012-1A
0.948%, 11/07/2023 (A) (B)	2,160	2,170
Chesapeake Funding LLC, Ser 2012-2A, Cl A
0.648%, 05/07/2024 (A) (B)	1,200	1,202
Credit Acceptance Auto Loan Trust, Ser 2013-1A, Cl A
1.210%, 10/15/2020 (B)	560	558
Enterprise Fleet Financing LLC, Ser 2012-1, Cl A2
1.140%, 11/20/2017 (B)	1,082	1,086

Enterprise Fleet Financing LLC, Ser 2012-2, Cl A2
0.720%, 04/20/2018 (B)	1,000	1,000

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Enterprise Fleet Financing LLC, Ser 2013-1, Cl A2
0.680%, 09/20/2018 (B)	$1,235	$1,234
Fifth Third Auto Trust, Ser 2013- A, Cl A2
0.450%, 01/15/2016	1,005	1,005
First Investors Auto Owner Trust, Ser 2013-1A, Cl A2
0.900%, 10/15/2018 (B)	600	599
Ford Credit Auto Lease Trust, Ser 2011-B, Cl A4
1.420%, 01/15/2015	750	755
Ford Credit Auto Lease Trust, Ser 2012-B, Cl A2
0.540%, 11/15/2014	410	410
Ford Credit Auto Lease Trust, Ser 2012-B, Cl A3
0.570%, 09/15/2015	520	520
Ford Credit Auto Owner Trust, Ser 2010-B, Cl A3
0.980%, 10/15/2014	11	11
Ford Credit Auto Owner Trust, Ser 2011-B, Cl A3
0.840%, 06/15/2015	243	244
Ford Credit Auto Owner Trust, Ser 2012-A, Cl B
1.880%, 08/15/2017	875	893
Ford Credit Auto Owner Trust, Ser 2012-C, Cl A3
0.580%, 12/15/2016	386	387
Ford Credit Auto Owner Trust, Ser 2013-A, Cl A2
0.380%, 11/15/2015	605	605
Ford Credit Floorplan Master Owner Trust, Ser 2011-1, Cl A2
0.799%, 02/15/2016 (A)	847	850
Ford Credit Floorplan Master Owner Trust, Ser 2012-1, Cl A
0.669%, 01/15/2016 (A)	1,738	1,741
Ford Credit Floorplan Master Owner Trust, Ser 2012-2, Cl A
1.920%, 01/15/2019	875	895
Ford Credit Floorplan Master Owner Trust, Ser 2013-1, Cl A2
0.579%, 01/15/2018 (A)	2,145	2,145
GE Dealer Floorplan Master Note Trust, Ser 2011-1
0.799%, 07/20/2016 (A)	670	673

SEI Institutional Investments Trust / Annual Report / May 31, 2013	187

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GE Dealer Floorplan Master Note Trust, Ser 2012-1, Cl A
0.768%, 02/20/2017 (A)	$2,078	$2,090
GE Dealer Floorplan Master Note Trust, Ser 2012-3, Cl A
0.688%, 06/20/2017 (A)	1,625	1,632
GE Dealer Floorplan Master Note Trust, Ser 2012-4, Cl A
0.639%, 10/20/2017 (A)	2,465	2,472
Harley Davidson Motorcycle Trust, Ser 2013-1, Cl A3
0.650%, 07/16/2018	1,000	997
Harley-Davidson Motorcycle Trust, Ser 2010-1, Cl A3
1.160%, 02/15/2015	3	3
Harley-Davidson Motorcycle Trust, Ser 2011-1, Cl A3
0.960%, 05/16/2016	888	890
Harley-Davidson Motorcycle Trust, Ser 2011-2, Cl A2
0.710%, 05/15/2015	73	73
Harley-Davidson Motorcycle Trust, Ser 2012-1, Cl A3
0.680%, 04/15/2017	1,700	1,704
Hertz Vehicle Financing LLC, Ser 2010-1A, Cl A1
2.600%, 02/25/2015 (B)	402	406
Hertz Vehicle Financing LLC, Ser 2011-1A, Cl A1
2.200%, 03/25/2016 (B)	418	427
Honda Auto Receivables Owner Trust, Ser 2011-2, Cl A3
0.940%, 03/18/2015	403	404
Honda Auto Receivables Owner Trust, Ser 2012-1, Cl A3
0.770%, 01/15/2016	297	298
Honda Auto Receivables Owner Trust, Ser 2012-3, Cl A3
0.560%, 05/15/2016	450	450
Honda Auto Receivables Owner Trust, Ser 2012-4, Cl A3
0.520%, 08/18/2016	585	584
Huntington Auto Trust, Ser 2011- 1A, Cl A3
1.010%, 01/15/2016 (B)	482	483
Huntington Auto Trust, Ser 2012- 2, Cl A3
0.510%, 04/17/2017	545	545
Hyundai Auto Receivables Trust, Ser 2010-A, Cl A3
1.500%, 10/15/2014	19	19

Hyundai Auto Receivables Trust, Ser 2010-B, Cl A3
0.970%, 04/15/2015	113	113

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Hyundai Auto Receivables Trust, Ser 2011-A, Cl B
2.450%, 04/15/2016	$425	$436
Hyundai Auto Receivables Trust, Ser 2012-C, Cl A3
0.530%, 04/17/2017	675	675
Hyundai Auto Receivables Trust, Ser 2013-A, Cl A2
0.400%, 12/15/2015	1,250	1,250
Mercedes-Benz Auto Lease Trust, Ser 2012-A, Cl A3
0.880%, 11/17/2014	500	501
Mercedes-Benz Auto Lease Trust, Ser 2013-A, Cl A3
0.590%, 02/15/2016	965	964
Mercedes-Benz Auto Receivables Trust, Ser 2011-1, Cl A3
0.850%, 03/16/2015	301	302
Mercedes-Benz Auto Receivables Trust, Ser 2012-1, Cl A3
0.470%, 10/17/2016	985	984
Mercedes-Benz Master Owner Trust, Ser 2012-AA
0.790%, 11/15/2017 (B)	500	499
Mercedes-Benz Master Owner Trust, Ser 2012-BA, Cl A
0.469%, 11/15/2016 (A) (B)	2,050	2,048
MMCA Automobile Trust, Ser 2012-A, Cl A2
0.810%, 08/15/2014 (B)	204	204
Navistar Financial Dealer Note Master Trust, Ser 2011-1, Cl A
1.343%, 10/25/2016 (A) (B)	450	451
Navistar Financial Owner Trust, Ser 2012-A, Cl A2
0.850%, 03/18/2015 (B)	894	895
Nissan Auto Lease Trust, Ser 2011-A, Cl A3
1.040%, 08/15/2014	291	291
Nissan Auto Lease Trust, Ser 2012-A, Cl A3
0.980%, 05/15/2015	500	502
Nissan Auto Lease Trust, Ser 2012-B, Cl A2A
0.450%, 06/15/2015	330	330
Nissan Auto Lease Trust, Ser 2013-A, Cl A2A
0.450%, 09/15/2015	1,000	1,000
Nissan Auto Receivables Owner Trust, Ser 2010-A, Cl A4
1.310%, 09/15/2016	1,200	1,207

188	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Nissan Auto Receivables Owner Trust, Ser 2012-B, Cl A3
0.460%, 10/17/2016	$150	$150
Nissan Auto Receivables Owner Trust, Ser 2013-A, Cl A3
0.500%, 05/15/2017	615	614
Nissan Master Owner Trust Receivables, Ser 2012-A, Cl A
0.669%, 05/15/2017 (A)	1,230	1,236
Porsche Financial Auto Securitization Trust, Ser 2011- 1, Cl A3
0.840%, 01/16/2015 (B)	31	31
Porsche Innovative Lease Owner Trust, Ser 2011-1
1.090%, 09/22/2014 (B)	283	284
Porsche Innovative Lease Owner Trust, Ser 2011-1, Cl A4
1.260%, 11/20/2017 (B)	575	578
Porsche Innovative Lease Owner Trust, Ser 2012-1, Cl A3
0.540%, 12/21/2015 (B)	430	430
Prestige Auto Receivables Trust, Ser 2013-1A, Cl A2
1.090%, 02/15/2018 (B)	1,775	1,774
Santander Drive Auto Receivables Trust, Ser 2010-2, Cl C
3.890%, 07/17/2017	860	884
Santander Drive Auto Receivables Trust, Ser 2012-1, Cl A2
1.250%, 04/15/2015	290	290
Santander Drive Auto Receivables Trust, Ser 2012-3, Cl A2
0.830%, 04/15/2015	697	698
Santander Drive Auto Receivables Trust, Ser 2012-4, Cl A2
0.790%, 08/17/2015	664	666
Santander Drive Auto Receivables Trust, Ser 2013-1, Cl A2
0.480%, 02/16/2016	595	595
Santander Drive Auto Receivables Trust, Ser 2013-2, Cl A3
0.700%, 09/15/2017	1,200	1,199
Santander Drive Auto Receivables Trust, Ser 2013-3, Cl A3
0.700%, 10/16/2017	865	865
SNAAC Auto Receivables Trust, Ser 2013-1A
1.140%, 07/16/2018 (B)	554	554
Toyota Auto Receivables Owner Trust, Ser 2012-B, Cl A3
0.460%, 07/15/2016	1,250	1,249
Toyota Auto Receivables Owner Trust, Ser 2013-A, Cl A3
0.550%, 01/17/2017	280	280

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Volkswagen Auto Loan Enhanced Trust, Ser 2011-1, Cl A4
1.980%, 09/20/2017	$1,000	$1,019
Volkswagen Auto Loan Enhanced Trust, Ser 2012-1, Cl A2
0.610%, 10/20/2014	181	181
Volkswagen Auto Loan Enhanced Trust, Ser 2013-1, Cl A2
0.370%, 01/20/2016	915	915
Volvo Financial Equipment LLC, Ser 2013-1A
0.740%, 03/15/2017 (B)	960	959
World Omni Auto Receivables Trust, Ser 2012-B, Cl A3
0.610%, 06/15/2017	700	700
World Omni Automobile Lease Securitization Trust, Ser 2011- A, Cl A3
1.490%, 10/15/2014	287	287
World Omni Automobile Lease Securitization Trust, Ser 2011- A, Cl A4
1.780%, 09/15/2016	247	249
World Omni Automobile Lease Securitization Trust, Ser 2012- A, Cl A3
0.930%, 11/16/2015	2,199	2,207
World Omni Master Owner Trust, Ser 2013-1, Cl A
0.549%, 02/15/2018 (A) (B)	955	955

		94,500

Credit Cards — 3.2%
American Credit Acceptance Receivables Trust, Ser 2012-3, Cl A
1.640%, 11/15/2016 (B)	665	665
American Express Credit Account Master Trust, Ser 2007-2, Cl B
0.379%, 09/15/2016 (A)	1,135	1,135
American Express Credit Account Master Trust, Ser 2009-2, Cl A
1.449%, 03/15/2017 (A)	476	483
American Express Credit Account Master Trust, Ser 2012-2, Cl B
0.990%, 03/15/2018	565	567
Bank of America Credit Card Trust, Ser 2006-A14, Cl A14
0.261%, 04/15/2016 (A)	400	400
Capital One Multi-Asset Execution Trust, Ser 2013-A2, Cl A2
0.379%, 02/15/2019 (A)	1,155	1,155
Chase Issuance Trust, Ser 2008- A13, Cl A13
1.780%, 09/15/2015 (A)	200	201
Chase Issuance Trust, Ser 2012- A3, Cl A3
0.790%, 06/15/2017	825	829

SEI Institutional Investments Trust / Annual Report / May 31, 2013	189

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Chase Issuance Trust, Ser 2012- A5, Cl A5
0.590%, 08/15/2017	$1,125	$1,124

Citibank Omni Master Trust, Ser 2009-A13, Cl A13
5.350%, 08/15/2018 (B)	750	792
Citibank Omni Master Trust, Ser 2009-A14A, Cl A14
2.949%, 08/15/2018 (A) (B)	1,100	1,133
Discover Card Execution Note Trust, Ser 2012-A1, Cl A1
0.810%, 08/15/2017	550	552
Discover Card Execution Note Trust, Ser 2012-A3, Cl A3
0.860%, 11/15/2017	301	303
Discover Card Execution Note Trust, Ser 2013-A3, Cl A3
0.378%, 10/15/2018 (A)	1,115	1,115
Dryrock Issuance Trust, Ser 2012- 1, Cl A
0.349%, 08/15/2017 (A)	425	425
Dryrock Issuance Trust, Ser 2012- 2, Cl A
0.640%, 08/15/2018	1,215	1,210
GE Capital Credit Card Master Note Trust, Ser 2011-1, Cl A
0.749%, 01/15/2017 (A)	659	661
Golden Credit Card Trust, Ser 2012-3A
0.649%, 07/17/2017 (A) (B)	765	770
Golden Credit Card Trust, Ser 2012-5A, Cl A
0.790%, 09/15/2017 (B)	675	675
Gracechurch Card Funding, Ser 2012-1A, Cl A1
0.899%, 02/15/2017 (A) (B)	1,000	1,007
Gracechurch Card Funding, Ser 2012-4A, Cl A
0.899%, 06/15/2017 (A) (B)	1,000	1,007
Master Credit Card Trust, Ser 2012-2A, Cl A
0.780%, 04/21/2017 (B)	420	420

		16,629

Mortgage Related Securities — 1.1%
Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
0.533%, 01/25/2035 (A)	615	602
Ameriquest Mortgage Securities, Ser 2005-R3, Cl A1A
0.400%, 05/25/2035 (A)	32	31
Asset-Backed Securities Home Equity, Ser 2005-HE3, Cl M2
0.862%, 04/25/2035 (A)	109	109
Citigroup Mortgage Loan Trust, Ser 2006-HE1, Cl A4
0.463%, 01/25/2036 (A)	186	184

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

HSBC Home Equity Loan Trust, Ser 2005-1, Cl A
0.489%, 01/20/2034 (A)	$857	$844
HSBC Home Equity Loan Trust, Ser 2006-1, Cl A1
0.358%, 01/20/2036 (A)	2,627	2,576
HSBC Home Equity Loan Trust, Ser 2006-2, Cl A1
0.348%, 03/20/2036 (A)	732	725
HSBC Home Equity Loan Trust, Ser 2006-3, Cl A4
0.438%, 03/20/2036 (A)	884	857

		5,928

Other Asset-Backed Securities — 6.3%
Apidos CLO XII, Ser 2013-12A
1.373%, 04/15/2025 (A) (B)	1,100	1,100
Atrium CDO, Ser 2013-10A, Cl A
1.396%, 07/16/2025 (A) (B)	1,165	1,163
Babson CLO, Ser 2013-IA, Cl A
1.312%, 04/20/2025 (A) (B)	1,200	1,200
Carlyle Global Market Strategies CLO, Ser 2013-2A
1.464%, 04/18/2025 (A) (B)	325	325
CIFC Funding, Ser 2013-1A, Cl A1
1.432%, 04/16/2025 (A) (B)	1,060	1,060
CNH Equipment Trust, Ser 2010- A, Cl A4
2.490%, 01/15/2016	568	571
CNH Equipment Trust, Ser 2010- C, Cl A3
1.170%, 05/15/2015	176	177
CNH Equipment Trust, Ser 2011- C, Cl A2
0.900%, 04/15/2015	55	55
CNH Equipment Trust, Ser 2011- C, Cl A3
1.190%, 12/15/2016	990	995
CNH Equipment Trust, Ser 2012- C, Cl A3
0.570%, 12/15/2017	280	279
CNH Equipment Trust, Ser 2013- A, Cl A2
0.440%, 07/15/2016	785	785
GE Equipment Midticket LLC, Ser 2010-1, Cl A4
1.470%, 07/14/2015 (B)	446	448
GE Equipment Midticket LLC, Ser 2012-1, Cl A2
0.470%, 01/22/2015	275	275
GE Equipment Midticket LLC, Ser 2012-1, Cl A3
0.600%, 05/23/2016	270	270

190	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GE Equipment Small Ticket LLC, Ser 2011-2A, Cl A2
1.140%, 06/23/2014 (B)	$38	$38
GE Equipment Small Ticket LLC, Ser 2012-1A, Cl A2
0.850%, 11/21/2014 (B)	306	306
GE Equipment Transportation LLC, Ser 2011-1, Cl A4
1.330%, 05/20/2019	335	336
GE Equipment Transportation LLC, Ser 2012-1, Cl A2
0.770%, 09/22/2014	538	538
GE Equipment Transportation LLC, Ser 2012-1, Cl A3
0.990%, 11/23/2015	312	313
GE Equipment Transportation LLC, Ser 2012-2, Cl A3
0.620%, 07/25/2016	1,761	1,759
HLSS Servicer Advance Receivables-Backed Notes, Ser 2012-T2, Cl A2
1.990%, 10/15/2045 (B)	765	780
HLSS Servicer Advance Receivables-Backed Notes, Ser 2013-T2, Cl A2
1.147%, 05/16/2044 (B)	350	350
HLSS Servicer Advance Receivables-Backed Notes, Ser 2013-T1, Cl A1
0.898%, 01/15/2044 (B)	1,990	1,991
HLSS Servicer Advance Receivables-Backed Notes, Ser 2013-T1, Cl A2
1.495%, 01/16/2046 (B)	420	423
JCP&L Transition Funding LLC, Ser 2002-A, Cl A3
5.810%, 12/05/2015	195	198
John Deere Owner Trust, Ser 2012-B, Cl A2
0.430%, 02/17/2015	516	517
John Deere Owner Trust, Ser 2012-B, Cl A3
0.530%, 07/15/2016	605	605
John Deere Owner Trust, Ser 2013-A, Cl A3
0.600%, 03/15/2017	1,600	1,598
Katonah, Ser 2005-7A, Cl B
0.710%, 11/15/2017 (A) (B)	696	682
Macquarie Equipment Funding Trust, Ser 2012-A, Cl A2
0.610%, 04/20/2015 (B)	1,135	1,136
Madison Park Funding I, Ser 2007-4A, Cl A1B
0.584%, 03/22/2021 (A) (B)	580	553
MMAF Equipment Finance LLC, Ser 2012-AA, Cl A2
0.840%, 01/12/2015 (B)	789	790

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Nelnet Education Loan Funding, Ser 2004-2A, Cl A4
0.413%, 08/26/2019 (A)	$548	$547
Octagon Investment Partners XVI, Ser 2013-1A, Cl A
1.425%, 07/17/2025 (A) (B)	1,000	998
OHA Credit Partners VIII, Ser 2013-8A, Cl A
1.395%, 04/20/2025 (A) (B)	690	687
OHA Intrepid Leveraged Loan Fund, Ser 2013-1AR, Cl AR
1.196%, 04/20/2021 (A) (B)	1,250	1,250
PSE&G Transition Funding LLC, Ser 2001-1, Cl A6
6.610%, 06/15/2015	67	67
Securitized Asset-Backed Receivables LLC, Ser 2005- FR4, Cl M1
0.920%, 01/25/2036 (A)	75	75
Sierra Timeshare Receivables Funding LLC, Ser 2007-2A, Cl A2
1.199%, 09/20/2019 (A) (B)	56	56
SLM Student Loan Trust, Ser 2005-5, Cl A2
0.356%, 10/25/2021 (A)	53	53
SLM Student Loan Trust, Ser 2005-8, Cl A2
0.366%, 07/25/2022 (A)	29	29
SLM Student Loan Trust, Ser 2005-9, Cl A4
0.376%, 01/25/2023 (A)	637	636
SLM Student Loan Trust, Ser 2006-4, Cl A4
0.356%, 04/25/2023 (A)	908	908
SLM Student Loan Trust, Ser 2007-2, Cl A2
0.276%, 07/25/2017 (A)	527	527
SLM Student Loan Trust, Ser 2007-3, Cl A2
0.286%, 10/25/2017 (A)	134	133
SLM Student Loan Trust, Ser 2007-7, Cl A2
0.501%, 01/25/2016 (A)	91	91
SLM Student Loan Trust, Ser 2008-5, Cl A2
1.376%, 10/25/2016 (A)	416	417
SLM Student Loan Trust, Ser 2008-6, Cl A2
0.826%, 10/25/2017 (A)	102	102
SLM Student Loan Trust, Ser 2011-1
0.713%, 03/25/2026 (A)	460	462
SLM Student Loan Trust, Ser 2011-A, Cl A1
1.199%, 10/15/2024 (A) (B)	203	204

SEI Institutional Investments Trust / Annual Report / May 31, 2013	191

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

SLM Student Loan Trust, Ser 2011-B, Cl A1
1.049%, 12/16/2024 (A) (B)	$635	$638
SLM Student Loan Trust, Ser 2012-5, Cl A1
0.400%, 11/25/2016 (A)	1,233	1,234
SLM Student Loan Trust, Ser 2012-6, Cl A1
0.353%, 02/27/2017 (A)	508	508
SLM Student Loan Trust, Ser 2012-7, Cl A1
0.353%, 02/27/2017 (A)	633	633
SLM Student Loan Trust, Ser 2013-1
0.343%, 02/27/2017 (A)	532	532
SMS Student Loan Trust, Ser 1999-A, Cl A2
0.526%, 10/28/2029 (A)	381	381

		32,784

Total Asset-Backed Securities (Cost $149,679) ($ Thousands)		149,841

MORTGAGE-BACKED SECURITIES — 19.7%

Agency Mortgage-Backed Obligations — 8.1%
FHLMC
1.000%, 08/20/2014 to 10/13/2015	3,400	3,419
FHLMC ARM (A)
2.377%, 05/01/2036	221	233
2.217%, 02/01/2022	278	297
2.190%, 02/01/2030	208	221
FHLMC CMO, Ser 1993-1599, Cl C
6.100%, 10/15/2023	18	18
FHLMC CMO, Ser 2003-2654, Cl OG
5.000%, 02/15/2032	116	117
FHLMC CMO, Ser 2004-2890, Cl KC
4.500%, 02/15/2019	99	101
FHLMC CMO, Ser 2005-2931, Cl AM
4.500%, 07/15/2019	351	359
FHLMC CMO, Ser 2005-3019, Cl DB
4.500%, 05/15/2019	58	58
FHLMC CMO, Ser 2009-3558, Cl AW
4.750%, 08/15/2019	531	541
FHLMC CMO, Ser 2010-3634, Cl EA
4.000%, 11/15/2023	510	522
FHLMC CMO, Ser 2778, Cl JD
5.000%, 12/15/2032	89	91
FHLMC CMO, Ser 2793, Cl GE
5.500%, 11/15/2032	402	408
FHLMC TBA
2.500%, 06/15/2027	1,400	1,427
FNMA
6.000%, 01/01/2027 to 04/01/2040	1,186	1,293

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

5.419%, 11/01/2013	$365	$365
5.000%, 02/01/2023 to 03/01/2025	1,413	1,522
4.710%, 03/01/2014	1,172	1,184
1.990%, 01/01/2017	425	429
1.940%, 01/01/2017	497	507
FNMA ARM (A)
2.340%, 01/01/2029	32	34
2.245%, 11/01/2025	25	27
2.178%, 11/01/2023	75	78
2.140%, 09/01/2024	174	182
2.129%, 09/01/2024	70	72
2.042%, 05/01/2028	152	162
1.340%, 11/01/2021	40	41
FNMA Benchmark REMIC CMO, Ser 2007-B1, Cl BE
5.450%, 12/25/2020	263	266
FNMA CMO, Ser 1993-220, Cl FA
0.819%, 11/25/2013(A)	2	2
FNMA CMO, Ser 1993-58, Cl H
5.500%, 04/25/2023	44	48
FNMA CMO, Ser 2001-33, Cl FA
0.650%, 07/25/2031(A)	51	52
FNMA CMO, Ser 2002-64, Cl FG
0.450%, 10/18/2032(A)	39	39
FNMA CMO, Ser 2002-77, Cl CB
5.000%, 12/25/2017	374	398
FNMA CMO, Ser 2010-64, Cl EH
5.000%, 10/25/2035	340	352
FNMA CMO, Ser 2011-109, Cl PK
4.000%, 08/25/2041	412	423
FNMA, Ser 2009-M2, Cl A1
2.387%, 01/25/2019	616	619
FNMA, Ser M3, Cl A1
2.587%, 03/25/2020	442	452
FNMA TBA
3.500%, 06/15/2026 to 06/01/2042	3,100	3,243
3.000%, 06/25/2027	8,028	8,353
2.500%, 06/25/2027	5,889	6,009
GNMA ARM
4.500%, 09/20/2039(A)	217	230
GNMA CMO, Ser 2009-104, Cl NJ
4.250%, 07/20/2036	471	488
GNMA CMO, Ser 2009-113, Cl MJ
4.000%, 03/16/2023	1,417	1,475
GNMA CMO, Ser 2009-24, Cl A
4.500%, 03/20/2034	219	222
GNMA CMO, Ser 2010-122, Cl A
1.897%, 01/16/2032	235	237
GNMA CMO, Ser 2010-43, Cl JA
3.000%, 09/20/2037	560	578
GNMA CMO, Ser 2011-110, Cl A
2.237%, 03/16/2033	260	265

192	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

NCUA Guaranteed Notes CMO, Ser 2010-R1, Cl 1A
0.650%, 10/07/2020 (A)	$1,611	$1,622
NCUA Guaranteed Notes CMO, Ser 2010-R1, Cl 2A
1.840%, 10/07/2020	28	29
NCUA Guaranteed Notes CMO, Ser 2010-R2, Cl 1A
0.568%, 11/06/2017 (A)	418	419
NCUA Guaranteed Notes CMO, Ser 2011-R1, Cl 1A
0.648%, 01/08/2020 (A)	995	998
NCUA Guaranteed Notes CMO, Ser 2011-R2, Cl 1A
0.600%, 02/06/2020 (A)	582	584
NCUA Guaranteed Notes CMO, Ser 2011-R4, Cl 1A
0.580%, 03/06/2020 (A)	751	753
NCUA Guaranteed Notes CMO, Ser 2011-R6, Cl 1A
0.583%, 05/07/2020 (A)	629	630

		42,494

Non-Agency Mortgage-Backed Obligations — 11.6%
Arkle Master Issuer, Ser 2010-2A, Cl 1A1
1.690%, 05/17/2060 (A) (B)	956	958
Arkle Master Issuer, Ser 2011-1A, Cl 2A
1.540%, 05/17/2060 (A) (B)	550	551
Banc of America Merrill Lynch Commercial Mortgage, Ser 2003-2, Cl A4
5.061%, 03/11/2041 (A)	356	357
Banc of America Mortgage Securities, Ser 2005-F, Cl 2A2
3.098%, 07/25/2035 (A)	644	621
Banc of America Mortgage Securities, Ser 2005-J, Cl 2A1
3.100%, 11/25/2035 (A)	77	70
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-12, Cl 11A1
2.903%, 02/25/2036 (A)	182	142
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-3, Cl 2A1
2.866%, 06/25/2035 (A)	249	223
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-6, Cl 3A1
2.887%, 08/25/2035 (A)	414	338
Bear Stearns Commercial Mortgage Securities Trust, Ser PWR5
4.978%, 07/11/2042 (A)	215	223
Bear Stearns Commercial Mortgage Securities, Ser 2003-PWR2, Cl A4
5.186%, 05/11/2039 (A)	508	510

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Bear Stearns Commercial Mortgage Securities, Ser 2005-T18, Cl A4
4.933%, 02/13/2042 (A)	$1,048	$1,112
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW10, Cl A4
5.405%, 12/11/2040 (A)	925	1,010
Bear Stearns Commercial Mortgage Securities, Ser PW18, Cl A2
5.613%, 06/11/2050	140	142
Citigroup Commercial Mortgage Trust, Ser 2012-GC8, Cl A1
0.685%, 09/10/2045	410	409
Citigroup Commercial Mortgage Trust, Ser C2, Cl A5
4.733%, 10/15/2041	1,575	1,641
Citigroup Mortgage Loan Trust, Ser 2004-HYB3, Cl 1A
2.848%, 09/25/2034 (A)	120	121
Citigroup Mortgage Loan Trust, Ser 2006-AR2, Cl 1A1
2.951%, 03/25/2036 (A)	354	301
Commercial Mortgage Acceptance, Ser 1998-C2, Cl F
5.440%, 09/15/2030 (B)	27	27
Commercial Mortgage Pass-Through Certificates, Ser 2006-FL12, Cl A2
0.299%, 12/15/2020 (A) (B)	12	11
Commercial Mortgage Pass-Through Certificates, Ser 2010-C1, Cl A1
3.156%, 07/10/2046 (B)	997	1,040
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR1, Cl A1
1.116%, 05/15/2045	962	969
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR3, Cl A1
0.666%, 11/15/2045	267	266
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR4, Cl A1
0.704%, 10/15/2045	614	612
Commercial Mortgage Pass-Through Certificates, Ser 2012- CR5, Cl A1
0.673%, 12/10/2045	522	520
Commercial Mortgage Pass-Through Certificates, Ser CR2, Cl A1
0.824%, 08/15/2045	302	302
Commercial Mortgage Trust, Ser 2012-LC4, Cl A1
1.156%, 12/10/2044	574	577
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2004-29, Cl 1A1
0.740%, 02/25/2035 (A)	50	48

SEI Institutional Investments Trust / Annual Report / May 31, 2013	193

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2005-HY10, Cl 3A1A
2.843%, 02/20/2036 (A)	$315	$265
Credit Suisse First Boston Mortgage Securities, Ser 2003-C4, Cl A4
5.137%, 08/15/2036 (A)	82	82
Credit Suisse First Boston Mortgage Securities, Ser 2003-C5, Cl A4
4.900%, 12/15/2036 (A)	892	896
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl A1
3.742%, 11/10/2046 (B)	760	811
FDIC Commercial Mortgage Trust, Ser 2012-C1, Cl A
0.841%, 05/25/2035 (A) (B)	1,235	1,237
FDIC Structured Sale Guaranteed Notes, Ser 2010-S1, Cl 1A
0.754%, 02/25/2048 (A) (B)	393	393
Fosse Master Issuer, Ser 2011-1A
1.677%, 10/18/2054 (A) (B)	844	853
GE Capital Commercial Mortgage, Ser 2004-C3, Cl A4
5.189%, 07/10/2039 (A)	1,352	1,404
GMAC Commercial Mortgage Securities, Ser 2003-C2, Cl A2
5.406%, 05/10/2040 (A)	242	243
GMAC Commercial Mortgage Securities, Ser 2004-C3, Cl A4
4.547%, 12/10/2041	67	67
GMAC Mortgage Loan Trust, Ser 2005-AR6, Cl 2A1
3.808%, 11/19/2035 (A)	386	346
Greenwich Capital Commercial Funding, Ser 2003-C2, Cl A4
4.915%, 01/05/2036	221	223
Greenwich Capital Commercial Funding, Ser 2004-GG1, Cl A7
5.317%, 06/10/2036 (A)	727	743
GS Mortgage Securities II, Ser 2004-GG2, Cl A5
5.279%, 08/10/2038 (A)	176	177
GS Mortgage Securities II, Ser 2007-EOP, Cl A1
1.103%, 03/06/2020 (A) (B)	310	311
GS Mortgage Securities II, Ser 2007-EOP, Cl A3
1.456%, 03/06/2020 (A) (B)	1,016	1,019
GS Mortgage Securities II, Ser 2010-C2, Cl A1
3.849%, 12/10/2043 (B)	727	778
GS Mortgage Securities II, Ser 2012-GCJ9, Cl A1
0.662%, 11/10/2045	362	361

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GS Mortgage Securities II, Ser GC3, Cl A1
2.331%, 03/10/2044 (B)	$338	$344
GSR Mortgage Loan Trust, Ser 2005-AR4, Cl 2A1
3.099%, 07/25/2035 (A)	452	374
GSR Mortgage Loan Trust, Ser 2006-AR1, Cl 2A1
2.776%, 01/25/2036 (A)	583	534
GSR Mortgage Loan Trust, Ser 2007-AR2, Cl 1A1
2.891%, 05/25/2047 (A)	426	349
Impac CMB Trust, Ser 2004-9, Cl 1A1
0.960%, 01/25/2035 (A)	119	115
Impac CMB Trust, Ser 2005-2, Cl 1A1
0.720%, 04/25/2035 (A)	133	130
Impac CMB Trust, Ser 2005-3, Cl A1
0.680%, 08/25/2035 (A)	124	107
Impac CMB Trust, Ser 2005-5, Cl A1
0.840%, 08/25/2035 (A)	100	90
Impac CMB Trust, Ser 2005-8, Cl 1A
0.460%, 02/25/2036 (A)	319	285
JPMorgan Chase Commercial Mortgage Securities, Ser 2003-LN1, Cl A2
4.920%, 10/15/2037 (A)	466	467
JPMorgan Chase Commercial Mortgage Securities, Ser 2004-C1, Cl A3
4.719%, 01/15/2038	684	695
JPMorgan Chase Commercial Mortgage Securities Pass-Through, Ser 2004-C2, Cl A3
5.212%, 05/15/2041 (A)	900	926
JPMorgan Chase Commercial Mortgage Securities, Ser 2004-CB9, Cl A4
5.570%, 06/12/2041 (A)	382	398
JPMorgan Chase Commercial Mortgage Securities, Ser 2010-C1, Cl A1
3.853%, 06/15/2043 (B)	750	788
JPMorgan Chase Commercial Mortgage Securities, Ser 2010-C2, Cl A1
2.749%, 11/15/2043 (B)	832	863
JPMorgan Chase Commercial Mortgage Securities, Ser 2011-C4, Cl A1
1.525%, 07/15/2046 (B)	1,164	1,174
JPMorgan Chase Commercial Mortgage Securities, Ser 2011-C5, Cl A1
1.600%, 08/15/2046	2,078	2,104
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-LC9, Cl A1
0.670%, 12/15/2047	274	272
JPMorgan Chase Commercial Mortgage Securities, Ser C8, Cl A1
0.705%, 10/15/2045	205	204
JPMorgan Chase Commercial Mortgage Securities, Ser LDP4, Cl A3A2
4.903%, 10/15/2042	503	510

194	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMorgan Mortgage Trust, Ser 2005-A6, Cl 7A1
3.025%, 08/25/2035 (A)	$259	$246
JPMorgan Mortgage Trust, Ser 2007-A3, Cl 1A1
2.765%, 05/25/2037 (A)	327	260
LB-UBS Commercial Mortgage Trust, Ser 2003-C8, Cl A4
5.124%, 11/15/2032 (A)	127	128
LB-UBS Commercial Mortgage Trust, Ser 2004-C8
4.799%, 12/15/2029 (A)	1,206	1,252
LB-UBS Commercial Mortgage Trust, Ser C6, Cl A6
5.020%, 08/15/2029 (A)	1,770	1,832
LB-UBS Commercial Mortgage Trust, Ser C7, Cl A6
4.786%, 10/15/2029 (A)	490	508
Merrill Lynch Mortgage Investors, Ser 2005-A3, Cl A1
0.470%, 04/25/2035 (A)	129	125
Merrill Lynch Mortgage Trust, Ser 2004-BPC1, Cl A5
4.855%, 10/12/2041 (A)	866	901
Merrill Lynch Mortgage-Backed Securities Trust, Ser 2007-3, Cl 2A1
3.349%, 06/25/2037 (A)	485	377
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012- C6, Cl A1
0.664%, 11/15/2045	172	171
Morgan Stanley Capital I, Ser 2003-T11, Cl A4
5.150%, 06/13/2041	189	189
Morgan Stanley Capital I, Ser 2004-HQ3, Cl A4
4.800%, 01/13/2041	656	662
Morgan Stanley Capital I, Ser 2004-IQ8, Cl A5
5.110%, 06/15/2040 (A)	1,122	1,156
Morgan Stanley Capital I, Ser 2004-T13, Cl A4
4.660%, 09/13/2045	1,221	1,232
Morgan Stanley Capital I, Ser 2004-T15, Cl A4
5.270%, 06/13/2041 (A)	600	620
Morgan Stanley Capital I, Ser 2005-HQ5, Cl A4
5.168%, 01/14/2042	635	665
Morgan Stanley Re-REMIC Trust, Ser 2012-IO, Cl AXA
1.000%, 03/27/2051	621	614
MortgageIT Trust, Ser 2005-5, Cl A1
0.460%, 12/25/2035 (A)	452	422

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Mortgage-Linked Amortizing Notes CMO, Ser 2012-1, Cl A10
2.060%, 01/15/2022	$205	$209
Paragon Mortgages, Ser 2006-12A, Cl A2C
0.510%, 11/15/2038 (A) (B)	172	153
Paragon Mortgages, Ser 2007-15A, Cl A2C
0.390%, 12/15/2039 (A) (B)	416	367
Residential Funding Mortgage Securities, Ser 2007-SA3, Cl 2A1
4.041%, 07/27/2037 (A)	360	300
Sequoia Mortgage Trust, Ser 2004-12, Cl A1
0.468%, 01/20/2035 (A)	56	54
Silverstone Master Issuer, Ser 2012-1A, Cl 1A
1.826%, 01/21/2055 (A) (B)	225	230
Springleaf Mortgage Loan Trust, Ser 2013-1A, Cl A
1.270%, 06/25/2058 (A) (B)	807	808
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl A1
0.726%, 08/10/2049	464	463
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4
0.673%, 12/10/2045	374	372
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C5
0.779%, 03/10/2046	955	952
UBS-Citigroup Commercial Mortgage Trust, Ser 2011-C1, Cl A1
1.524%, 01/10/2045	1,041	1,052
Wachovia Bank Commercial Mortgage Trust, Ser 2003-C8, Cl A4
4.964%, 11/15/2035 (A)	456	463
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C18, Cl A4
4.935%, 04/15/2042	625	664
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C21, Cl A4
5.239%, 10/15/2044 (A)	545	589
Wachovia Bank Commercial Mortgage Trust, Ser C22
5.290%, 12/15/2044 (A)	1,050	1,144
Wachovia Bank Commercial Mortgage Trust, Ser C6, Cl A4
5.125%, 08/15/2035 (A)	194	194
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR2, Cl 1A1
2.480%, 03/25/2036 (A)	523	468
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl A1
0.687%, 10/15/2045	470	469

SEI Institutional Investments Trust / Annual Report / May 31, 2013	195

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-BB, Cl A2
2.625%, 01/25/2035 (A)	$263	$261
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006- AR10, Cl 2A1
2.633%, 07/25/2036 (A)	419	378
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006- AR12, Cl 1A1
3.037%, 09/25/2036 (A)	307	266
WFRBS Commercial Mortgage Trust, Ser 2011-C2, Cl A1
2.501%, 02/15/2044 (B)	171	174
WFRBS Commercial Mortgage Trust, Ser 2011-C3, Cl A1
1.988%, 03/15/2044 (B)	1,056	1,074
WFRBS Commercial Mortgage Trust, Ser 2012-C10, Cl A1
0.734%, 12/15/2045	1,271	1,269
WFRBS Commercial Mortgage Trust, Ser 2012-C6, Cl A1
1.081%, 04/15/2045	1,189	1,196
WFRBS Commercial Mortgage Trust, Ser C9, Cl A1
0.673%, 11/15/2045	1,551	1,545

		60,513

Total Mortgage-Backed Securities (Cost $102,866) ($ Thousands)		103,007

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.8%
FFCB
0.730%, 08/15/2016	2,600	2,602
0.300%, 08/21/2014	2,505	2,507
FHLB
2.750%, 03/13/2015	750	782
FHLMC
0.375%, 04/28/2014	500	501
FNMA
1.250%, 06/20/2016	375	375
0.750%, 02/01/2016 to 09/27/2016	8,025	8,030
0.710%, 12/04/2015	1,130	1,130
0.550%, 02/27/2015	3,935	3,945
0.500%, 03/30/2016	5,000	4,990
NCUA Guaranteed Notes
0.219%, 06/12/2013 (A)	382	382

Total U.S. Government Agency Obligations (Cost $25,255) ($ Thousands)		25,244

MUNICIPAL BONDS — 3.5%
City of Austin, Electric Utility Revenue, Ser B, RB
0.672%, 11/15/2015	1,840	1,836
City of New York, Ser D-2, GO
3.250%, 12/01/2014	500	520

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

El Paso, Taxable Pension, GO
3.610%, 08/15/2014	$2,030	$2,104
Florida, Hurricane Catastrophe Fund Finance, Ser A, RB
1.298%, 07/01/2016	1,165	1,166
Irvine, Ranch Water District Joint Powers Agency, RB
2.605%, 03/15/2014	550	559
Kalamazoo, Hospital Finance Authority, Ser B, RB
3.125%, 05/15/2041 (A)	1,270	1,306
Louisiana, Local Government Environmental Facilities & Community Development Authority, RB
1.110%, 02/01/2016	130	130
Nebraska, Public Power District, Ser A, RB
5.140%, 01/01/2014	715	735
New Jersey, Transportation Trust Fund Authority, Ser B, RB
1.087%, 12/15/2016	2,135	2,127
New Jersey, Economic Development Authority, Build America Project, RB
1.280%, 06/15/2013 (A)	580	580
New Jersey, Economic Development Authority, Ser 00, RB
1.059%, 03/01/2016	1,265	1,261
New Jersey State, Turnpike Authority, Ser B, RB, AMBAC
4.252%, 01/01/2016	1,565	1,607
New York, Dormitory Authority, Ser A, RB
5.600%, 12/15/2014	175	188
New York, Urban Development, RB
2.626%, 12/15/2014	605	624
North Carolina, Eastern Municipal Power Agency, Ser C, RB
4.430%, 01/01/2014	650	664

Oregon, School Boards Association, Ser A, GO, NATL- RE FGIC
0.000%, 06/30/2015	500	489
Philadelphia, Industrial Development, RB
1.200%, 04/01/2014	205	206
State of California, GO
5.450%, 04/01/2015	305	331
State of Illinois, GO
4.071%, 01/01/2014	1,000	1,018
Wisconsin, General Fund, Ser A, RB
0.798%, 05/01/2015	820	823

Total Municipal Bonds (Cost $18,244) ($ Thousands)		18,274

196	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

U.S. TREASURY OBLIGATION (C) (D) — 0.2%
U.S. Treasury Notes
0.375%, 01/15/2016	$875	$874

Total U.S. Treasury Obligation (Cost $874) ($ Thousands)		874

CASH EQUIVALENT — 0.1%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.010%**†	648,357	648

Total Cash Equivalent (Cost $648) ($ Thousands)		648

Total Investments — 97.1% (Cost $506,404) ($ Thousands)		$507,425

A list of the open futures contracts held by the Fund at May 31, 2013, is as follows:

Type of Contract	Number of Contracts Short	Expiration Date	Unrealized Appreciation ($ Thousands)
U.S. 10-Year Treasury Note	(45)	Sep-2013	$4
U.S. 2-Year Treasury Note	(10)	Sep-2013	—
U.S. 5-Year Treasury Note	(60)	Oct-2013	1

			$5

For the year ended May 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages	are based on a Net Assets of $522,593 ($ Thousands).

**	The rate reported is the 7-day effective yield as of May 31, 2013.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 5).

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2013. The date reported on the Schedule of Investments is the final maturity date.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	The rate reported is the effective yield at the time of purchase.

AMBAC	— American Municipal Bond Assurance Corporation

ARM	— Adjustable Rate Mortgage

CDO	— Collateralized Debt Obligation

Cl	— Class

CLO	— Collateralized Loan Obligation

CMO	— Collateralized Mortgage Obligation

FDIC	— Federal Deposit Insurance Corporation

FFCB	— Federal Farm Credit Bank

FGIC	— Federal Guaranty Insurance Company

FHLB	— Federal Home Loan Bank

FHLMC	— Federal Home Loan Mortgage Corporation

FNMA	— Federal National Mortgage Association

GNMA	— Government National Mortgage Association

GO	— General Obligation

LLC	— Limited Liability Company

MTN	— Medium Term Note
NATL-RE	— National Public Finance Guarantee Corporation

NCUA	— National Credit Union Association

RB	— Revenue Bond

REMIC	— Real Estate Mortgage Investment Conduit

Re-REMIC	— Resecuritization of Real Estate Mortgage Investment Conduit

Ser	— Series

TBA	— To Be Announced

The following is a list of the inputs used as of May 31, 2013, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands).

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Obligations	$—	$209,537	$—	$209,537
Asset-Backed Securities	—	149,516	325	149,841
Mortgage-Backed Securities	—	103,007	—	103,007
U.S. Government Agency Obligations	—	25,244	—	25,244
Municipal Bonds	—	18,274	—	18,274
U.S. Treasury Obligation	—	874	—	874
Cash Equivalent	648	—	—	648

Total Investments in Securities	$648	$506,452	$325	$507,425

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *	$5	$—	$—	$5

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets.

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2013, the transfers out of Level 3 were due to changes in the availability of observable inputs used to determine fair value.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	197

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund

May 31, 2013

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS — 89.0%

Angola — 0.1%
Republic of Angola Via Northern Lights III
7.000%, 08/16/2019	1,313	$1,405

Argentina — 0.6%
City of Buenos Aires Argentina
9.950%, 03/01/2017 (A)	1,267	1,115
Republic of Argentina
8.750%, 06/02/2017	492	385
8.280%, 12/31/2033	2,684	1,584
8.280%, 12/31/2033	684	391
7.000%, 10/03/2015	360	311
7.000%, 10/03/2015	1,772	1,529
6.000%, 03/31/2023 (B)	172	138
2.500%, 03/31/2019 (C)	458	157
0.000%, 03/31/2023 (B) (D)	1,680	1,260
WPE International Cooperatief
10.375%, 09/30/2020	900	711
10.375%, 09/30/2020 (A)	550	434

		8,015

Azerbaijan — 0.1%
State Oil of the Azerbaijan Republic MTN
5.450%, 02/09/2017	679	721
4.750%, 03/13/2023	200	195

		916

Belarus — 0.2%
Republic of Belarus
8.950%, 01/26/2018	1,590	1,725
8.750%, 08/03/2015	1,380	1,435

		3,160

Bermuda — 0.0%
Bermuda Government International Bond
4.138%, 01/03/2023 (A)	880	909

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Bolivia — 0.0%
Bolivian Government International Bond
4.875%, 10/29/2022		300	$296

Bosnia and Herzegovina — 0.0%
Republic of Bosnia & Herzegovina
2.063%, 12/11/2021 (D)	DEM	1,500	815

Brazil — 7.5%
Andrade Gutierrez International SA
4.000%, 04/30/2018		203	201
Banco do Brasil
6.250%, 12/31/2049 (A) (D)		363	351
3.875%, 10/10/2022		230	216
Banco Nacional de Desenvolvimento Economico e Social
6.500%, 06/10/2019 (A)		720	825
5.500%, 07/12/2020		100	111
5.500%, 07/12/2020 (A)		400	444
Barclays, CLN (Federal Republic of Brazil)
10.000%, 01/01/2017	BRL	3,140	1,493
10.000%, 01/01/2021	BRL	900	415
10.000%, 01/01/2023	BRL	17,640	8,130
6.000%, 08/15/2020	BRL	940	1,132
BM&F Bovespa
5.500%, 07/16/2020 (A)		406	445
BR Properties
9.000%, 12/31/2049 (A)		180	191
Braskem Finance
7.375%, 10/04/2049		100	104
Brazil Letras do Tesouro Nacional
8.690%, 01/01/2015	BRL	12,930	5,307
Brazil Notas do Tesouro Nacional Serie B
13.199%, 05/15/2015	BRL	3,630	4,116
10.674%, 08/15/2020	BRL	8,419	10,143
6.000%, 08/15/2050	BRL	1,710	2,196
Brazil Notas do Tesouro Nacional Serie F
10.000%, 01/01/2017	BRL	1,945	925
10.000%, 01/01/2021	BRL	3,079	1,418
10.000%, 01/01/2023	BRL	5,054	2,329
Centrais Eletricas Brasileiras
5.750%, 10/27/2021		230	240
Cia Energetica de Sao Paulo MTN
9.750%, 01/15/2015		670	492
ESAL GmbH
6.250%, 02/05/2023 (A)		296	294
Federal Republic of Brazil
10.250%, 01/10/2028	BRL	980	524
10.125%, 05/15/2027		1,393	2,326

198	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
8.875%, 04/15/2024		510	$750
8.500%, 01/05/2024	BRL	10,320	5,184
8.250%, 01/20/2034		4,226	6,128
8.000%, 01/15/2018		1,091	1,255
7.125%, 01/20/2037		2,410	3,157
5.875%, 01/15/2019		840	981
4.875%, 01/22/2021		2,179	2,446
2.625%, 01/05/2023		3,435	3,186
Fibria Overseas Finance
6.750%, 03/03/2021		600	657
General Shopping Finance
10.000%, 12/31/2049 (A)		43	44
Globo Comunicacao e Participacoes
6.250%, 07/20/2015 (C)		162	171
HSBC, CLN (Federal Republic of Brazil)
10.000%, 01/01/2017	BRL	8,230	3,913
10.000%, 01/01/2021	BRL	7,500	3,455
10.000%, 01/01/2021	BRL	7,120	3,280
6.000%, 08/15/2022	BRL	900	1,092
Hypermarcas
6.500%, 04/20/2021 (A)		200	213
Itau Unibanco Holding
5.650%, 03/19/2022 (A)		232	240
5.125%, 05/13/2023 (A)		388	386
JBS Finance II
8.250%, 01/29/2018		80	85
8.250%, 01/29/2018 (A)		1,100	1,166
JPMorgan Chase, CLN (Nota do Tesouro Nacional)
10.000%, 01/01/2017	BRL	23,730	11,283
10.000%, 01/01/2023	BRL	2,800	1,290
6.000%, 05/15/2015	BRL	390	442
Marfrig Holding Europe
8.375%, 05/09/2018		1,052	968
Marfrig Overseas
9.500%, 05/04/2020		1,700	1,589
Minerva Luxembourg
12.250%, 02/10/2022		800	956
12.250%, 02/10/2022 (A)		500	598
7.750%, 01/31/2023		200	206
7.750%, 01/31/2023 (A)		295	304
Odebrecht Drilling Norbe VIII
6.350%, 06/30/2021		295	317
6.350%, 06/30/2021 (A)		187	202
Odebrecht Finance
5.125%, 06/26/2022 (A)		200	209
OGX Austria GmbH
8.500%, 06/01/2018 (A)		742	423
8.375%, 04/01/2022		600	330
8.375%, 04/01/2022 (A)		700	385
OSX 3 Leasing
9.250%, 03/20/2015 (A)		600	570
QGOG Atlantic
5.250%, 07/30/2018 (A)		301	311

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
Samarco Mineracao
4.125%, 11/01/2022 (A)		457	$431
Schahin II Finance
5.875%, 09/25/2022 (A)		697	723
Vale
5.625%, 09/11/2042		340	317
Vale Overseas
8.250%, 01/17/2034		410	501
6.875%, 11/21/2036		280	301
Voto-Votorantim Overseas Trading Operations
6.625%, 09/25/2019 (A)		600	684

			105,497

Chile — 1.0%
Automotores Gildemeister
6.750%, 01/15/2023		600	549
Banco del Estado de Chile
4.125%, 10/07/2020		160	168
4.125%, 10/07/2020 (A)		300	315
3.875%, 02/08/2022 (A)		250	256
Bonos de la Tesoreria de la Republica en pesos
6.000%, 01/01/2020	CLP	90,000	188
BRT Escrow
8.000%, 08/18/2018 (A)		1,221	1,076
Cencosud
4.875%, 01/20/2023 (A)		300	300
Chile Government International Bond
5.500%, 08/05/2020	CLP	563,000	1,186
3.250%, 09/14/2021		596	612
Empresa Nacional del Petroleo
6.250%, 07/08/2019		200	224
6.250%, 07/08/2019 (A)		30	34
5.250%, 08/10/2020		120	128
5.250%, 08/10/2020 (A)		280	298
Nacional del Cobre de Chile
7.500%, 01/15/2019		190	236
6.150%, 10/24/2036		958	1,102
6.150%, 10/24/2036 (A)		569	655
5.625%, 09/21/2035		1,760	1,896
4.250%, 07/17/2042 (A)		1,136	1,002
3.875%, 11/03/2021		447	458
3.875%, 11/03/2021 (A)		450	462
3.750%, 11/04/2020		220	226
3.750%, 11/04/2020 (A)		310	318
3.000%, 07/17/2022 (A)		1,660	1,584
SMU
7.750%, 02/08/2020		600	624
Telefonica Chile
3.875%, 10/12/2022 (A)		401	385

			14,282

SEI Institutional Investments Trust / Annual Report / May 31, 2013	199

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

May 31, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

China — 1.7%
Agile Property Holdings
8.875%, 04/28/2017		551	$584
Amber Circle Funding
3.250%, 12/04/2022		1,020	975
Bestgain Real Estate
2.625%, 03/13/2018		200	192
China Overseas Finance Cayman II
5.500%, 11/10/2020		100	111
China Overseas Finance Cayman V
3.950%, 11/15/2022		200	197
China Railway Resources Huitung
3.850%, 02/05/2023		330	322
China Shanshui Cement Group
10.500%, 04/27/2017		200	222
10.500%, 04/27/2017		200	223
10.500%, 04/27/2017 (A)		750	834
CNPC General Capital
3.400%, 04/16/2023 (A)		380	371
CNPC HK Overseas Capital
5.950%, 04/28/2041		400	469
COSCO Finance 2011
4.000%, 12/03/2022		200	194
Country Garden Holdings
11.250%, 04/22/2017		410	448
7.500%, 01/10/2023		400	407
7.500%, 01/10/2023 (A)		202	206
Evergrande Real Estate Group
13.000%, 01/27/2015		300	321
13.000%, 01/27/2015		400	428
13.000%, 01/27/2015 (A)		350	374
9.250%, 01/19/2016	CNY	5,600	930
7.500%, 01/19/2014	CNY	3,280	540
Franshion Development
6.750%, 04/15/2021 (A)		430	454
Gemdale International Investment
7.125%, 11/16/2017		700	738
Hidili Industry International Development
8.625%, 11/04/2015		800	659
Longfor Properties
9.500%, 04/07/2016		600	648
Mega Advance Investments
5.000%, 05/12/2021 (A)		200	219
MIE Holdings
9.750%, 05/12/2016 (A)		200	212
Sinochem Offshore Capital
1.800%, 01/18/2014	CNY	3,000	485
Sinochem Overseas Capital
6.300%, 11/12/2040		290	321
4.500%, 11/12/2020		2,429	2,585
4.500%, 11/12/2020 (A)		5,168	5,500
Sinopec Capital 2013
3.125%, 04/24/2023 (A)		1,369	1,287

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
Sinopec Group Overseas Development 2012
4.875%, 05/17/2042 (A)		320	$322
Sunac China Holdings
12.500%, 10/16/2017		400	458
9.375%, 04/05/2018		1,300	1,355
Tencent Holdings
4.625%, 12/12/2016 (A)		200	216
3.375%, 03/05/2018 (A)		230	235

			24,042

Colombia — 3.5%
Bancolombia
5.125%, 09/11/2022		284	281
Bogota Distrito Capital
9.750%, 07/26/2028	COP	300,000	231
9.750%, 07/26/2028 (A)	COP	10,018,000	7,712
Citigroup Funding, CLN (Republic of Colombia) MTN
11.000%, 07/27/2020	COP	8,365,000	5,705
Colombia Telecomunicaciones ESP
5.375%, 09/27/2022 (A)		200	197
Colombian TES
10.000%, 07/24/2024	COP	3,012,000	2,122
7.500%, 08/26/2026	COP	2,650,000	1,525
Ecopetrol
7.625%, 07/23/2019		40	49
7.625%, 07/23/2019 (A)		210	256
Emgesa ESP
8.750%, 01/25/2021	COP	940,000	579
Empresa de Energia de Bogota
6.125%, 11/10/2021		200	217
Empresas Publicas de Medellin ESP
8.375%, 02/01/2021	COP	334,000	202
Grupo Aval
5.250%, 02/01/2017 (A)		200	210
4.750%, 09/26/2022 (A)		234	229
Gruposura Finance
5.700%, 05/18/2021 (A)		272	297
Pacific Rubiales Energy
5.125%, 03/28/2023 (A)		334	337
Republic of Colombia
12.000%, 10/22/2015	COP	490,000	300
11.750%, 02/25/2020		3,018	4,595
10.375%, 01/28/2033		160	265
9.850%, 06/28/2027	COP	4,375,000	3,279
8.125%, 05/21/2024		1,140	1,579
7.750%, 04/14/2021	COP	4,434,000	2,783
7.375%, 01/27/2017		310	369
7.375%, 03/18/2019		1,992	2,487
7.375%, 09/18/2037		4,770	6,511
6.125%, 01/18/2041		1,770	2,120

200	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
4.375%, 07/12/2021		2,154	$2,337
4.375%, 03/21/2023	COP	1,484,000	744
2.625%, 03/15/2023		1,113	1,035
Titulos de Tesoreria
7.000%, 02/25/2015	COP	620,000	731
Transportadora de Gas Internacional ESP
5.700%, 03/20/2022 (A)		200	217

			49,501

Costa Rica — 0.1%
Costa Rica Government International Bond
5.625%, 04/30/2043 (A)		701	685
4.375%, 04/30/2025 (A)		693	676
4.250%, 01/26/2023		690	673
Instituto Costarricense de Electricidad
6.375%, 05/15/2043 (A)		290	272

			2,306

Croatia — 0.7%
Republic of Croatia
6.750%, 11/05/2019		2,655	2,958
6.625%, 07/14/2020		2,413	2,665
6.375%, 03/24/2021		1,330	1,452
6.375%, 03/24/2021 (A)		200	219
6.250%, 04/27/2017		200	216
6.250%, 04/27/2017 (A)		1,216	1,315
5.875%, 07/09/2018	EUR	170	239
5.500%, 04/04/2023 (A)		382	390
Zagrebacki Holding
5.500%, 07/10/2017	EUR	950	1,052

			10,506

Czech Republic — 0.1%
Central European Media Enterprises
11.625%, 09/15/2016	EUR	900	1,231
11.625%, 09/15/2016 (A)	EUR	600	821

			2,052

Dominican Republic — 0.5%
Republic of Dominican Republic
9.040%, 01/23/2018		1,827	2,028
7.500%, 05/06/2021		2,889	3,272
7.500%, 05/06/2021 (A)		520	589
5.875%, 04/18/2024 (A)		780	796

			6,685

Ecuador — 0.0%
Republic of Ecuador
9.375%, 12/15/2015		580	603

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

Egypt — 0.1%
Arab Republic of Egypt
6.875%, 04/30/2040	300	$234
5.750%, 04/29/2020	200	170
5.750%, 04/29/2020 (A)	270	229
Nile Finance
5.250%, 08/05/2015	260	234

		867

El Salvador — 0.2%
Republic of El Salvador
8.250%, 04/10/2032	150	173
7.750%, 01/24/2023	367	428
7.650%, 06/15/2035	110	118
7.650%, 06/15/2035	400	428
7.625%, 02/01/2041 (A)	150	160
7.375%, 12/01/2019	440	507
7.375%, 12/01/2019 (A)	250	288
5.875%, 01/30/2025	500	503
Telemovil Finance
8.000%, 10/01/2017	600	649

		3,254

Gabon — 0.0%
Republic of Gabonese Republic
8.200%, 12/12/2017	100	117

Georgia — 0.1%
Georgian Railway JSC
7.750%, 07/11/2022 (A)	420	487
Republic of Georgia
6.875%, 04/12/2021	200	233
6.875%, 04/12/2021 (A)	310	360

		1,080

Germany — 0.3%
Desarrolladora Homex MTN
10.000%, 01/06/2021	3,500	3,579
Deutsche Bank, CLN (Cablevision) MTN
9.375%, 02/13/2018 (A)	1,107	825

		4,404

Ghana — 0.1%
Republic of Ghana
8.500%, 10/04/2017	490	551
8.500%, 10/04/2017 (A)	300	338

		889

Guatemala — 0.2%
Guatemala Government Bond
5.750%, 06/06/2022	1,050	1,134
4.875%, 02/13/2028	600	585

SEI Institutional Investments Trust / Annual Report / May 31, 2013	201

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

May 31, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
4.875%, 02/13/2028 (A)		364	$355

			2,074

Hong Kong — 0.4%
Central China Real Estate
12.250%, 10/20/2015		500	549
CFG Investment
9.750%, 07/30/2019		550	507
CFG Investment SAC
9.750%, 07/30/2019 (A)		550	507
China Oriental Group
8.000%, 08/18/2015		200	202
8.000%, 08/18/2015 (A)		650	656
Fosun International
7.500%, 05/12/2016		600	630
Hengdeli Holdings
6.250%, 01/29/2018		990	1,006
Hutchison Whampoa International 10
6.000%, 12/31/2049 (D)		264	280
Industrial & Commercial Bank of China Asia MTN
5.125%, 11/30/2020		610	661
Shimao Property Holdings
11.000%, 03/08/2018		600	674

			5,672

Hungary — 3.0%
Magyar Export-Import Bank RT
5.500%, 02/12/2018 (A)		215	222
Republic of Hungary
8.000%, 02/12/2015	HUF	1,541,330	7,134
7.750%, 08/24/2015	HUF	1,522,550	7,118
7.625%, 03/29/2041		2,264	2,468
7.000%, 06/24/2022	HUF	632,000	3,031
6.750%, 02/24/2017	HUF	271,840	1,267
6.750%, 11/24/2017	HUF	1,469,330	6,891
6.500%, 06/24/2019	HUF	167,000	782
6.375%, 03/29/2021		1,716	1,864
6.250%, 01/29/2020		850	921
6.000%, 01/11/2019	EUR	1,024	1,431
6.000%, 11/24/2023	HUF	88,440	398
5.500%, 05/06/2014	GBP	598	923
5.500%, 12/22/2016	HUF	458,390	2,061
5.500%, 12/20/2018	HUF	119,000	530
5.375%, 02/21/2023		1,224	1,220
5.000%, 03/30/2016	GBP	253	386
4.125%, 02/19/2018		1,640	1,634
3.500%, 07/18/2016	EUR	1,819	2,354

			42,635

India — 0.3%
Bharti Airtel International Netherlands
5.125%, 03/11/2023		300	297

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
5.125%, 03/11/2023 (A)		283	$280
Export-Import Bank of India MTN
4.000%, 08/07/2017		220	229
ICICI Bank
5.750%, 11/16/2020		100	108
5.750%, 11/16/2020 (A)		127	138
NTPC MTN
4.750%, 10/03/2022		200	208
Reliance Holdings USA
6.250%, 10/19/2040		300	335
5.400%, 02/14/2022 (A)		250	273
Vedanta Resources
8.250%, 06/07/2021		900	972
8.250%, 06/07/2021 (A)		200	216
7.125%, 05/31/2023 (A)		268	266
6.000%, 01/31/2019 (A)		531	529

			3,851

Indonesia — 4.9%
Adaro Indonesia
7.625%, 10/22/2019 (A)		480	511
Deutsche Bank, CLN (Republic of Indonesia)
7.000%, 05/15/2022	IDR	6,000,000	659
7.000%, 05/15/2027	IDR	2,500,000	266
Indo Energy Finance II
6.375%, 01/24/2023		300	291
6.375%, 01/24/2023 (A)		408	396
Indonesia Treasury Bond
6.125%, 05/15/2028	IDR	13,000,000	1,263
Indosat Palapa
7.375%, 07/29/2020 (A)		210	229
JPMorgan, CLN (Republic of Indonesia)
7.000%, 05/15/2022	IDR	126,000,000	13,833
6.250%, 04/15/2017	IDR	1,600,000	171
6.125%, 05/15/2028	IDR	1,700,000	165
5.625%, 05/15/2023	IDR	3,800,000	378
5.250%, 05/15/2018	IDR	22,300,000	2,291
Majapahit Holding
8.000%, 08/07/2019		200	245
8.000%, 08/07/2019 (A)		350	428
7.875%, 06/29/2037 (A)		215	270
7.750%, 10/17/2016		160	184
7.750%, 10/17/2016		250	287
7.750%, 01/20/2020 (A)		320	388
Pertamina Persero
6.500%, 05/27/2041 (A)		820	834
6.000%, 05/03/2042 (A)		1,450	1,374
5.625%, 05/20/2043 (A)		970	875
4.875%, 05/03/2022 (A)		550	553
Perusahaan Listrik Negara
5.500%, 11/22/2021 (A)		390	417
5.250%, 10/24/2042		200	178

202	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
Republic of Indonesia
11.625%, 03/04/2019		1,006	$1,444
11.625%, 03/04/2019		1,981	2,843
11.625%, 03/04/2019 (A)		2,610	3,745
11.000%, 10/15/2014	IDR	5,300,000	586
10.375%, 05/04/2014		170	184
8.500%, 10/12/2035		531	759
8.500%, 10/12/2035		100	143
8.500%, 10/12/2035		1,840	2,631
8.250%, 06/15/2032	IDR	50,032,000	5,873
7.750%, 01/17/2038		924	1,234
7.750%, 01/17/2038		4,137	5,523
7.000%, 05/15/2022	IDR	28,020,000	3,076
6.875%, 01/17/2018		3,045	3,593
6.875%, 01/17/2018 (A)		100	118
6.625%, 05/15/2033	IDR	20,880,000	2,076
6.625%, 02/17/2037		70	83
6.625%, 02/17/2037		100	119
6.250%, 04/15/2017	IDR	17,400,000	1,856
5.875%, 03/13/2020		310	356
5.875%, 03/13/2020 (A)		790	906
5.625%, 05/15/2023	IDR	11,280,000	1,123
4.875%, 05/05/2021		1,111	1,194
4.875%, 05/05/2021 (A)		550	591
3.750%, 04/25/2022		476	469
3.375%, 04/15/2023 (A)		2,114	1,998

			69,009

Iraq — 0.3%
Republic of Iraq
5.800%, 01/15/2028		5,097	4,460

Israel — 0.2%
Altice Financing
8.000%, 12/15/2019	EUR	540	773
7.875%, 12/15/2019		900	996
Altice Finco
9.875%, 12/15/2020		800	908

			2,677

Ivory Coast — 0.3%
Government of Ivory Coast
7.100%, 12/31/2032		3,527	3,280
3.750%, 12/31/2032		1,485	1,381

			4,661

Jamaica — 0.2%
Digicel Group
10.500%, 04/15/2018		770	836
8.250%, 09/30/2020		1,600	1,704
8.250%, 09/30/2020 (A)		500	533

			3,073

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)

Kazakhstan — 1.7%
ATF Bank JSC
9.000%, 05/11/2016	400	$388
Development Bank of Kazakhstan JSC
4.125%, 12/10/2022	880	839
Halyk Savings Bank of Kazakhstan
7.250%, 01/28/2021 (A)	700	757
KazAgro National Management Holding JSC
4.625%, 05/24/2023 (A)	420	400
Kazakhstan Temir Zholy Finance
6.950%, 07/10/2042	500	564
6.375%, 10/06/2020	660	743
Kazatomprom
6.250%, 05/20/2015	250	264
6.250%, 05/20/2015 (A)	350	370
Kazkommertsbank MTN
8.000%, 11/03/2015	400	398
7.875%, 04/07/2014	100	101
7.500%, 11/29/2016	1,000	977
Kazkommertsbank JSC Via Citigroup Global Markets
8.700%, 04/07/2014 (C) (D)	600	591
KazMunaiGaz Finance Sub
11.750%, 01/23/2015	1,859	2,122
9.125%, 07/02/2018	1,068	1,327
9.125%, 07/02/2018 (A)	986	1,225
7.000%, 05/05/2020	2,117	2,469
6.375%, 04/09/2021	200	225
6.375%, 04/09/2021 (A)	3,065	3,448
KazMunayGas National JSC
7.000%, 05/05/2020 (A)	1,331	1,552
5.750%, 04/30/2043 (A)	1,979	1,900
4.400%, 04/30/2023 (A)	1,518	1,469
Tengizchevroil Finance
6.124%, 11/15/2014	138	141
Zhaikmunai Via Zhaikmunai International
7.125%, 11/13/2019	750	804
7.125%, 11/13/2019 (A)	1,020	1,094

		24,168

Latvia — 0.1%
Republic of Latvia
2.750%, 01/12/2020	900	866

Lithuania — 1.0%
Republic of Lithuania
7.375%, 02/11/2020	480	597
7.375%, 02/11/2020 (A)	800	994
6.625%, 02/01/2022	1,300	1,570
6.625%, 02/01/2022 (A)	300	362
6.125%, 03/09/2021	5,166	6,018
6.125%, 03/09/2021 (A)	1,716	1,999

SEI Institutional Investments Trust / Annual Report / May 31, 2013	203

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

May 31, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
5.125%, 09/14/2017		480	$527
4.850%, 02/07/2018	EUR	1,050	1,507

			13,574

Malaysia — 4.4%
Axiata SPV1 Labuan
5.375%, 04/28/2020		290	323
Malayan Banking MTN
3.250%, 09/20/2022 (D)		200	201
Malaysia Government Bond
5.248%, 09/15/2028	MYR	2,100	802
4.392%, 04/15/2026	MYR	10,900	3,799
4.262%, 09/15/2016	MYR	28,330	9,412
4.160%, 07/15/2021	MYR	13,310	4,530
4.012%, 09/15/2017	MYR	24,350	8,072
3.892%, 03/15/2027	MYR	1,348	453
3.844%, 04/15/2033	MYR	1,110	365
3.580%, 09/28/2018	MYR	7,450	2,436
3.502%, 05/31/2027	MYR	2,100	672
3.492%, 03/31/2020	MYR	13,443	4,364
3.480%, 03/15/2023	MYR	4,750	1,541
3.418%, 08/15/2022	MYR	11,873	3,828
3.314%, 10/31/2017	MYR	7,720	2,494
3.260%, 03/01/2018	MYR	14,170	4,562
3.197%, 10/15/2015	MYR	13,750	4,460
3.172%, 07/15/2016	MYR	2,755	888
Penerbangan Malaysia
5.625%, 03/15/2016		741	824
Petroliam Nasional
7.625%, 10/15/2026		106	147
Petronas Capital
7.875%, 05/22/2022		1,541	2,093
5.250%, 08/12/2019		260	299
5.250%, 08/12/2019 (A)		4,144	4,759
Petronas Capital Registered
7.875%, 05/22/2022		46	63
Wakala Global Sukuk
4.646%, 07/06/2021 (A)		410	455

			61,842

Mexico — 7.7%
America Movil
3.125%, 07/16/2022		200	191
BBVA Bancomer
6.750%, 09/30/2022 (A)		650	730
6.008%, 05/17/2022 (D)		600	615
Cemex
9.500%, 06/15/2018 (A)		243	272
9.000%, 01/11/2018 (A)		344	368
Cemex Espana Luxembourg
9.875%, 04/30/2019		200	224
9.250%, 05/12/2020		900	965
9.250%, 05/12/2020		400	429
9.250%, 05/12/2020 (A)		789	846

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
Cemex Finance
9.375%, 10/12/2022 (A)		843	$944
Comision Federal de Electricidad
5.750%, 02/14/2042 (A)		570	587
4.875%, 05/26/2021		200	216
4.875%, 05/26/2021 (A)		300	324
Desarrolladora Homex
9.750%, 03/25/2020		200	68
9.750%, 03/25/2020 (A)		700	259
GEO
9.250%, 06/30/2020		498	189
8.875%, 03/27/2022 (A)		200	76
Grupo Bimbo
4.875%, 06/30/2020 (A)		215	233
4.500%, 01/25/2022 (A)		100	106
Grupo Senda
10.500%, 10/03/2015		4,390	4,511
Grupo Televisa
6.000%, 05/15/2018		174	201
Metalsa
4.900%, 04/24/2023 (A)		234	233
Mexican Bonos, Ser M20
8.000%, 12/07/2023	MXP	10,150	947
Mexican Bonos
10.000%, 11/20/2036	MXP	25,400	2,830
8.500%, 12/13/2018	MXP	12,119	1,114
8.500%, 05/31/2029	MXP	43,730	4,285
8.500%, 11/18/2038	MXP	33,673	3,297
8.000%, 12/17/2015	MXP	8	1
8.000%, 06/11/2020	MXP	6	1
7.750%, 12/14/2017	MXP	14,673	1,285
7.750%, 05/29/2031	MXP	83,152	7,553
7.750%, 11/13/2042	MXP	11,800	1,066
7.500%, 06/03/2027	MXP	143,493	13,025
6.500%, 06/10/2021	MXP	69,480	5,846
6.500%, 06/09/2022	MXP	113,340	9,493
6.250%, 06/16/2016	MXP	3,830	314
5.000%, 06/15/2017	MXP	26,991	2,129
Mexican Udibonos
4.000%, 11/15/2040	MXP	3,300	1,536
2.500%, 12/10/2020	MXP	15,680	6,443
2.000%, 06/09/2022	MXP	3,970	1,553
Mexichem
6.750%, 09/19/2042 (A)		419	458
4.875%, 09/19/2022 (A)		200	207
Mexico Cetes
4.490%, 06/27/2013 (I)	MXP	208,459	1,620
Mexico Generadora de Energia S de rl
5.500%, 12/06/2032 (A)		200	201
NII Capital
10.000%, 08/15/2016		1,395	1,409
7.625%, 04/01/2021		1,076	896
Oceanografia
11.250%, 07/15/2015		1,386	1,199

204	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
Pemex Project Funding Master Trust
6.625%, 06/15/2035		1,576	$1,805
5.750%, 03/01/2018		974	1,105
Petroleos Mexicanos
8.000%, 05/03/2019		460	573
6.500%, 06/02/2041		1,200	1,344
6.000%, 03/05/2020		200	229
6.000%, 03/05/2020 (A)		80	92
5.500%, 06/27/2044		50	49
5.500%, 06/27/2044 (A)		190	186
3.500%, 01/30/2023 (A)		210	200
Southern Copper
6.750%, 04/16/2040		162	169
5.250%, 11/08/2042		225	195
United Mexican States MTN
8.300%, 08/15/2031		400	590
7.500%, 04/08/2033		450	623
6.050%, 01/11/2040		2,120	2,512
5.950%, 03/19/2019		1,656	1,962
5.750%, 10/12/2110		6,636	6,885
5.125%, 01/15/2020		2,422	2,761
4.750%, 03/08/2044		2,376	2,358
3.625%, 03/15/2022		380	393
United Mexican States, Ser A MTN
6.750%, 09/27/2034		2,189	2,796
Urbi Desarrollos Urbanos
9.750%, 02/03/2022		1,000	220
9.750%, 02/03/2022 (A)		500	110
9.500%, 01/21/2020		1,030	227

			108,679

Mongolia — 0.1%
Mongolia Government International Bond
5.125%, 12/05/2022		400	373
Mongolian Mining MTN
8.875%, 03/29/2017		1,280	1,216

			1,589

Morocco — 0.2%
Kingdom of Morocco
5.500%, 12/11/2042		700	664
5.500%, 12/11/2042 (A)		200	190
4.250%, 12/11/2022		600	584
4.250%, 12/11/2022 (A)		967	942

			2,380

Nigeria — 1.2%
Afren
11.500%, 02/01/2016		900	1,058
11.500%, 02/01/2016 (A)		700	823
10.250%, 04/08/2019 (A)		400	470
Nigeria Treasury Bill
13.750%, 01/09/2014	NGN	127,930	755

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
12.260%, 12/19/2013	NGN	84,000	$498
11.780%, 01/23/2014	NGN	236,000	1,385
11.100%, 12/05/2013	NGN	10,000	60
10.970%, 09/05/2013	NGN	29,000	177
10.720%, 03/06/2014	NGN	25,000	146
10.510%, 10/10/2013	NGN	20,000	122
10.150%, 04/10/2014	NGN	110,000	632
6.270%, 03/20/2014	NGN	444,390	2,570
Republic of Nigeria
16.390%, 01/27/2022	NGN	170,000	1,334
16.390%, 01/27/2022	NGN	122,750	963
16.000%, 06/29/2019	NGN	127,000	919
16.000%, 06/29/2019	NGN	256,000	1,853
15.100%, 04/27/2017	NGN	90,540	623
10.700%, 05/30/2018	NGN	8,000	48
6.750%, 01/28/2021 (A)		550	627
Sea Trucks Group
9.000%, 03/26/2018		600	609
9.000%, 03/26/2018 (A)		700	711

			16,383

Pakistan — 0.1%
Pakistan Mobile Communications
8.625%, 11/13/2013 (A)		330	325
Republic of Pakistan
7.125%, 03/31/2016		100	97
7.125%, 03/31/2016		450	436
6.875%, 06/01/2017		10	10
6.875%, 06/01/2017		630	605

			1,473

Panama — 1.0%
ENA Norte Trust
4.950%, 04/25/2023		294	304
Republic of Panama
9.375%, 01/16/2023		595	851
9.375%, 04/01/2029		4,107	6,493
8.875%, 09/30/2027		1,525	2,289
8.125%, 04/28/2034		2,249	3,171
7.125%, 01/29/2026		100	131
6.700%, 01/26/2036		910	1,163
4.300%, 04/29/2053		140	124

			14,526

Paraguay — 0.1%
Republic of Paraguay
4.625%, 01/25/2023		350	346
Telefonica Celular del Paraguay
6.750%, 12/13/2022		200	218
6.750%, 12/13/2022		400	436

			1,000

SEI Institutional Investments Trust / Annual Report / May 31, 2013	205

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

May 31, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Peru — 1.3%
Ajecorp
6.500%, 05/14/2022 (A)		200	$216
Azucarera del Peru
6.375%, 08/02/2022 (A)		124	128
Banco de Credito del Peru
5.375%, 09/16/2020		10	11
5.375%, 09/16/2020 (A)		306	331
BBVA Banco Continental
5.000%, 08/26/2022 (A)		195	199
Cementos Pacasmayo SAA
4.500%, 02/08/2023 (A)		225	218
Inkia Energy
8.375%, 04/04/2021 (A)		348	390
Peru Enhanced Pass-Through Finance
4.360%, 06/02/2025 (A)		1,000	660
2.770%, 05/31/2018		269	243
2.700%, 05/31/2018 (A)		304	274
Republic of Peru
9.910%, 05/05/2015	PEI	785	327
8.750%, 11/21/2033		5,190	8,109
8.600%, 08/12/2017	PEI	2,260	998
8.200%, 08/12/2026	PEI	1,440	682
7.840%, 08/12/2020	PEI	3,020	1,315
7.350%, 07/21/2025		1,730	2,338
7.125%, 03/30/2019		180	225
6.950%, 08/12/2031	PEI	1,500	625
Volcan Cia Minera SAA
5.375%, 02/02/2022 (A)		112	114

			17,403

Philippines — 1.5%
Development Bank of Philippines
5.500%, 03/25/2021		370	417
National Power
9.625%, 05/15/2028		1,100	1,705
Power Sector
7.390%, 12/02/2024 (A)		650	856
Power Sector Assets & Liabilities Management
7.390%, 12/02/2024		250	329
Republic of Philippines
10.625%, 03/16/2025		1,466	2,412
9.500%, 02/02/2030		2,938	4,693
8.375%, 06/17/2019		460	609
7.750%, 01/14/2031		2,767	3,881
6.375%, 10/23/2034		600	766
6.250%, 01/14/2036	PHP	52,000	1,538
5.500%, 03/30/2026		620	738
4.000%, 01/15/2021		1,293	1,398
3.900%, 11/26/2022	PHP	52,000	1,313

			20,655

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Poland — 6.4%
CEDC Finance International
8.875%, 12/01/2016 (B)	EUR	500	$531
Eileme 2
11.750%, 01/31/2020	EUR	700	1,068
11.625%, 01/31/2020 (A)		1,350	1,586
Polish Television Holding MTN
13.000%, 11/15/2014 (C)	EUR	100	139
11.000%, 11/15/2014 (A) (C)	EUR	400	557
Republic of Poland
6.375%, 07/15/2019		8,742	10,534
6.250%, 10/24/2015	PLN	3,300	1,079
5.750%, 10/25/2021	PLN	19,935	7,038
5.750%, 09/23/2022	PLN	23,715	8,433
5.750%, 04/25/2029	PLN	3,680	1,368
5.500%, 04/25/2015	PLN	20,890	6,652
5.500%, 10/25/2019	PLN	8,000	2,733
5.250%, 10/25/2017	PLN	4,988	1,646
5.125%, 04/21/2021		200	228
5.000%, 03/23/2022		4,553	5,134
4.750%, 10/25/2016	PLN	5,500	1,765
4.750%, 04/25/2017	PLN	20,930	6,753
4.000%, 10/25/2023	PLN	35,130	11,018
3.750%, 04/25/2018	PLN	11,540	3,591
3.000%, 08/24/2016	PLN	36,480	11,729
3.000%, 03/17/2023		900	862
2.750%, 08/25/2023	PLN	6,558	2,209
2.470%, 07/25/2014	PLN	12,530	3,680

			90,333

Qatar — 0.6%
Qtel International Finance
7.875%, 06/10/2019		613	785
4.750%, 02/16/2021		300	327
4.500%, 01/31/2043		250	235
3.875%, 01/31/2028		200	190
3.875%, 01/31/2028 (A)		200	190
3.250%, 02/21/2023 (A)		255	242
State of Qatar
9.750%, 06/15/2030		623	1,034
6.550%, 04/09/2019		348	426
6.400%, 01/20/2040		1,241	1,570
6.400%, 01/20/2040 (A)		438	554
5.750%, 01/20/2042 (A)		850	986
5.250%, 01/20/2020		326	376
5.250%, 01/20/2020 (A)		1,486	1,713

			8,628

Romania — 0.9%
Romania Government Bond
5.900%, 07/26/2017	RON	2,830	865
5.850%, 07/28/2014	RON	5,660	1,689
5.850%, 04/26/2023	RON	930	293

206	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
5.800%, 10/26/2015	RON	5,650	$1,706
5.750%, 04/29/2020	RON	1,390	425
5.600%, 11/28/2018	RON	600	182
Romanian Government International Bond MTN
6.750%, 02/07/2022		2,768	3,264
6.750%, 02/07/2022 (A)		390	460
6.500%, 06/18/2018	EUR	776	1,141
6.000%, 10/19/2013	RON	3,620	1,073
5.850%, 07/28/2014	RON	20	6
4.375%, 08/22/2023		1,390	1,375
4.375%, 08/22/2023 (A)		508	503

			12,982

Russia — 9.6%
Alfa Bank Via Alfa Bond Issuance
7.500%, 09/26/2019		650	696
7.500%, 09/26/2019 (A)		475	509
Brunswick Rail Finance
6.500%, 11/01/2017		650	677
Credit Bank of Moscow Via CBOM Finance
7.700%, 02/01/2018		1,200	1,271
EDC Finance
4.875%, 04/17/2020 (A)		250	247
Edel Capital for Sinek Capital SA
7.700%, 08/03/2015		600	635
EuroChem Mineral & Chemical Via EuroChem GI
5.125%, 12/12/2017 (A)		250	253
Evraz Group
9.500%, 04/24/2018		1,000	1,112
6.750%, 04/27/2018		800	798
6.750%, 04/27/2018 (A)		200	200
Far Eastern Shipping
8.750%, 05/02/2020 (A)		850	876
8.000%, 05/02/2018 (A)		1,500	1,519
Gaz Capital
6.510%, 03/07/2022		300	337
Gazprom Neft OAO Via GPN Capital
4.375%, 09/19/2022		1,227	1,178
4.375%, 09/19/2022 (A)		600	576
Gazprom OAO Via Gaz Capital
9.250%, 04/23/2019		991	1,261
4.950%, 07/19/2022 (A)		932	945
4.950%, 02/06/2028		300	287
4.950%, 02/06/2028 (A)		893	855
Metalloinvest Finance
6.500%, 07/21/2016		800	843
5.625%, 04/17/2020		300	298
MTS International Funding
8.625%, 06/22/2020		400	489
8.625%, 06/22/2020 (A)		1,050	1,283
5.000%, 05/30/2023 (A)		950	940

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
Nord
6.375%, 05/07/2018 (A)		200	$196
Novatek Finance
5.326%, 02/03/2016		375	397
OAO TMK Capital
7.750%, 01/27/2018		1,500	1,558
OJSC Novolipetsk Steel
4.450%, 02/19/2018 (A)		290	285
Promsvyazbank Via PSB Finance
10.200%, 11/06/2019		850	921
8.500%, 04/25/2017		400	435
Ritekro
11.520%, 11/07/2022 (E) (F)		538	200
Rosneft Oil Via Rosneft International Finance
4.199%, 03/06/2022		550	525
Russian Agricultural Bank Via RSHB Capital
6.000%, 06/03/2021 (D)		425	436
5.298%, 12/27/2017 (A)		415	433
Russian Federal Bond - OFZ
8.150%, 02/03/2027	RUB	138,377	4,604
7.600%, 04/14/2021	RUB	522,525	16,852
7.600%, 07/20/2022	RUB	100,246	3,241
7.500%, 03/15/2018	RUB	53,400	1,739
7.500%, 02/27/2019	RUB	313,400	10,185
7.400%, 04/19/2017	RUB	42,321	1,370
7.400%, 06/14/2017	RUB	108,100	3,500
7.350%, 01/20/2016	RUB	17,740	571
7.100%, 03/13/2014	RUB	138,300	4,366
7.050%, 01/19/2028	RUB	24,537	738
7.000%, 12/03/2014 (C)	RUB	35,860	1,095
7.000%, 06/03/2015	RUB	21,780	693
7.000%, 01/25/2023	RUB	80,380	2,494
6.900%, 08/03/2016	RUB	213,100	6,783
6.200%, 01/31/2018	RUB	13,800	428
Russian Foreign Bond - Eurobond
12.750%, 06/24/2028		924	1,732
7.850%, 03/10/2018	RUB	445,000	14,669
7.850%, 03/10/2018 (A)	RUB	10,000	330
7.500%, 03/31/2030		12,519	15,210
5.625%, 04/04/2042		200	219
5.625%, 04/04/2042 (A)		400	438
5.000%, 04/29/2020		300	334
3.250%, 04/04/2017 (A)		1,200	1,249
Russian Railways Via RZD Capital
5.700%, 04/05/2022		399	433
Russian Standard Bank Via Russian Standard Finance
9.250%, 07/11/2017		1,200	1,301
Sberbank of Russia Via SB Capital
6.125%, 02/07/2022		310	342
6.125%, 02/07/2022 (A)		290	320
6.125%, 02/07/2022 (A)		200	220

SEI Institutional Investments Trust / Annual Report / May 31, 2013	207

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

May 31, 2013

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)
5.717%, 06/16/2021	400	$430
5.250%, 05/23/2023 (A)	290	283
5.125%, 10/29/2022 (A)	275	272
SCF Capital
5.375%, 10/27/2017 (A)	409	411
Severstal OAO Via Steel Capital
6.700%, 10/25/2017	304	323
5.900%, 10/17/2022	400	387
5.900%, 10/17/2022 (A)	202	195
Sibur Securities
3.914%, 01/31/2018 (A)	520	499
VEB-Leasing Via VEB Leasing Investment
5.125%, 05/27/2016	340	363
Vimpel Communications Via VIP Finance Ireland
7.748%, 02/02/2021	200	221
VimpelCom Holdings
7.504%, 03/01/2022	400	433
7.504%, 03/01/2022 (A)	600	649
6.255%, 03/01/2017	200	211
5.200%, 02/13/2019 (A)	300	298
VIP Finance Ireland for Vimpel Communications
9.125%, 04/30/2018	300	353
9.125%, 04/30/2018 (A)	400	471
7.748%, 02/02/2021 (A)	1,490	1,647
Vnesheconombank Via VEB Finance
6.902%, 07/09/2020	1,720	1,985
6.902%, 07/09/2020 (A)	835	964
6.800%, 11/22/2025	230	259
6.800%, 11/22/2025 (A)	600	677
6.025%, 07/05/2022 (A)	860	933
5.450%, 11/22/2017 (A)	340	368
VTB Bank Via VTB Capital
6.950%, 10/17/2022	451	470
6.315%, 02/22/2018	1,046	1,134
VTB Capital
6.875%, 05/29/2018	570	626
6.551%, 10/13/2020 (A)	960	1,044
6.250%, 06/30/2035	396	426

		135,259

Senegal — 0.1%
Republic of Senegal
8.750%, 05/13/2021	400	468
8.750%, 05/13/2021 (A)	650	761

		1,229

Serbia — 0.2%
Republic of Serbia
7.250%, 09/28/2021	1,100	1,220
7.250%, 09/28/2021 (A)	600	665
5.250%, 11/21/2017 (A)	200	204

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
4.875%, 02/25/2020		500	$492

			2,581

Singapore — 0.5%
MMI International
8.000%, 03/01/2017 (A)		250	258
Sea Production
10.292%, 02/14/2014		5,226	4,808
STATS ChipPAC
4.500%, 03/20/2018 (A)		201	200
Yanlord Land Group
9.500%, 05/04/2017		1,170	1,240

			6,506

Slovak Republic — 0.1%
Slovakia Government International Bond
4.375%, 05/21/2022 (A)		1,403	1,498

Slovenia — 0.0%
Slovenia Government International Bond
5.500%, 10/26/2022 (A)		841	816

South Africa — 5.6%
Edcon PTY
9.500%, 03/01/2018	EUR	800	1,050
9.500%, 03/01/2018	EUR	230	301
Gold Field Orogen
4.875%, 10/07/2020		200	186
Republic of South Africa
13.500%, 09/15/2015	ZAR	16,440	1,899
10.500%, 12/21/2026	ZAR	109,489	13,504
8.750%, 02/28/2048	ZAR	16,500	1,656
8.500%, 06/23/2017		3,038	3,715
8.250%, 09/15/2017	ZAR	37,490	3,990
8.000%, 12/21/2018	ZAR	123,230	13,077
7.750%, 02/28/2023	ZAR	108,416	11,179
7.250%, 01/15/2020	ZAR	30,580	3,120
7.000%, 02/28/2031	ZAR	75,159	6,657
6.875%, 05/27/2019		2,540	3,026
6.750%, 03/31/2021	ZAR	73,630	7,265
6.500%, 02/28/2041	ZAR	17,600	1,371
6.250%, 03/31/2036	ZAR	24,460	1,895
6.250%, 03/08/2041		580	674
5.875%, 05/30/2022		800	918
5.500%, 03/09/2020		1,269	1,412
4.665%, 01/17/2024		932	967
Sappi Papier Holding GmbH
8.375%, 06/15/2019		200	220
8.375%, 06/15/2019 (A)		400	441
Transnet SOC
4.000%, 07/26/2022 (A)		305	287

			78,810

208	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Sri Lanka — 0.1%
Bank of Ceylon
6.875%, 05/03/2017 (A)		360	$374
Democratic Socialist Republic of Sri Lanka
7.400%, 01/22/2015 (A)		170	179
6.250%, 10/04/2020		820	845
6.250%, 07/27/2021 (A)		530	543
5.875%, 07/25/2022 (A)		200	200

			2,141

Supra-National — 0.1%
Inter-American Development Bank MTN
5.490%, 08/20/2015	IDR	18,690,000	1,684

Thailand — 2.8%
PTT Global Chemical
4.250%, 09/19/2022 (A)		200	206
PTTEP Canada International Finance MTN
5.692%, 04/05/2021		200	228
Thailand Government Bond
5.670%, 03/13/2028	THB	3,000	119
3.875%, 06/13/2019	THB	48,613	1,671
3.650%, 12/17/2021	THB	262,210	8,833
3.625%, 05/22/2015	THB	177,220	5,956
3.625%, 06/16/2023	THB	130,313	4,348
3.580%, 12/17/2027	THB	70,171	2,245
3.250%, 06/16/2017	THB	164,050	5,491
2.800%, 10/10/2017	THB	112,000	3,679
1.250%, 03/12/2028	THB	31,119	1,035
Thailand Government Index-Linked Bond
1.200%, 07/14/2021	THB	162,352	5,432

			39,243

Turkey — 7.2%
Akbank
5.000%, 10/24/2022		250	259
3.875%, 10/24/2017 (A)		150	154
Export Credit Bank of Turkey
5.875%, 04/24/2019 (A)		200	223
Republic of Turkey
11.875%, 01/15/2030		685	1,267
10.500%, 01/15/2020	TRY	1,690	1,084
10.000%, 12/04/2013	TRY	1,400	759
10.000%, 06/17/2015	TRY	1,900	1,082
9.500%, 01/12/2022	TRY	8,697	5,400
9.000%, 05/21/2014	TRY	5,138	2,971
9.000%, 01/27/2016	TRY	2,400	1,356
9.000%, 03/08/2017	TRY	19,139	11,068
8.500%, 09/14/2022	TRY	11,540	6,797

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
8.000%, 02/14/2034		2,434	$3,408
7.500%, 09/24/2014	TRY	550	298
7.500%, 09/24/2014	TRY	50	27
7.500%, 07/14/2017		3,004	3,635
7.500%, 11/07/2019		1,437	1,821
7.375%, 02/05/2025		2,280	2,998
7.250%, 03/05/2038		470	620
7.100%, 03/08/2023	TRY	5,350	2,906
7.100%, 03/08/2023	TRY	2,300	1,249
7.000%, 09/26/2016		880	1,023
7.000%, 03/11/2019		280	344
7.000%, 06/05/2020		577	720
6.875%, 03/17/2036		2,385	3,005
6.750%, 04/03/2018		6,842	8,193
6.750%, 05/30/2040		414	520
6.500%, 01/07/2015	TRY	10,950	5,860
6.250%, 09/26/2022		675	823
6.000%, 01/14/2041		1,540	1,771
5.625%, 03/30/2021		410	478
5.125%, 03/25/2022		3,237	3,658
4.875%, 04/16/2043		600	599
4.500%, 02/11/2015	TRY	1,771	1,002
4.000%, 04/29/2015	TRY	5,773	3,262
4.000%, 04/01/2020	TRY	3,623	2,320
3.250%, 03/23/2023 (G)		6,056	5,889
3.000%, 02/23/2022	TRY	16,649	8,881
2.700%, 07/17/2013	TRY	4,005	2,120
Turkiye Garanti Bankasi
7.375%, 03/07/2018	TRY	1,740	933
5.250%, 09/13/2022 (A)		400	422
4.000%, 09/13/2017 (A)		300	309
Yuksel Insaat
9.500%, 11/10/2015		358	247

			101,761

Ukraine — 2.2%
Biz Finance for Ukreximbank
8.375%, 04/27/2015		3,723	3,714
DTEK Finance
9.500%, 04/28/2015 (A)		100	105
7.875%, 04/04/2018		1,200	1,191
Ferrexpo Finance
7.875%, 04/07/2016		1,500	1,489
7.875%, 04/07/2016 (A)		205	203
Financing of Infrastrucural Projects State Enterprise
9.000%, 12/07/2017 (A)		444	461
Government of Ukraine
9.250%, 07/24/2017		2,110	2,268
9.250%, 07/24/2017 (A)		1,611	1,732
7.950%, 02/23/2021		530	546
7.950%, 02/23/2021 (A)		350	360
7.800%, 11/28/2022		1,820	1,838
7.800%, 11/28/2022 (A)		3,482	3,516

SEI Institutional Investments Trust / Annual Report / May 31, 2013	209

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

May 31, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
7.750%, 09/23/2020		500	$512
7.500%, 04/17/2023 (A)		1,255	1,224
6.875%, 09/23/2015 (A)		484	490
6.250%, 06/17/2016		200	197
6.250%, 06/17/2016 (A)		700	689
Metinvest
10.250%, 05/20/2015		1,680	1,789
8.750%, 02/14/2018		800	800
8.750%, 02/14/2018 (A)		341	341
MHP
8.250%, 04/02/2020		400	394
8.250%, 04/02/2020 (A)		1,000	970
Mriya Agro Holding
9.450%, 04/19/2018 (A)		1,581	1,565
NAK Naftogaz Ukraine
9.500%, 09/30/2014		1,783	1,840
Oschadbank Via SSB #1
8.250%, 03/10/2016		630	624
State Export-Import Bank of Ukraine JSC Via Biz Finance
8.750%, 01/22/2018		970	951
Ukraine Railways Via Shortline
9.500%, 05/21/2018 (A)		250	248
Ukrlandfarming
10.875%, 03/26/2018 (A)		600	588

			30,645

United Arab Emirates — 0.9%
Atlantic Finance
10.750%, 05/27/2014 (C)		1,050	1,123
Dana Gas Sukuk
9.000%, 10/31/2017 (A)		508	511
Dolphin Energy
5.888%, 06/15/2019		507	555
DP World MTN
6.850%, 07/02/2037		1,600	1,812
DP World Sukuk
6.250%, 07/02/2017		400	442
Dubai Electricity & Water Authority
7.375%, 10/21/2020		440	531
7.375%, 10/21/2020 (A)		740	893
Dubai Holding Commercial Operations MTN
4.750%, 01/30/2014	EUR	1,800	2,336
Dubai Holding MTN
6.000%, 02/01/2017	GBP	900	1,399
Emaar Sukuk MTN
6.400%, 07/18/2019		200	220
Emirate of Abu Dhabi MTN
7.750%, 10/05/2020		1,160	1,428
Emirates Airline
5.125%, 06/08/2016		320	336
4.500%, 02/06/2025		400	389
Jafz Sukuk
7.000%, 06/19/2019		250	284

Description	Face Amount (1) (Thousands)	Market Value ($ Thousands)
MAF Global Securities MTN
5.250%, 07/05/2019	550	$599

		12,858

United States — 0.3%
Citigroup Funding MTN
16.390%, 01/31/2022 (A)	398	423
7.000%, 10/25/2019 (A)	1,100	1,187
6.000%, 08/16/2018	2,301	2,161

		3,771

Uruguay — 0.5%
Republic of Uruguay PIK
7.875%, 01/15/2033	1,798	2,463
Republic of Uruguay
8.000%, 11/18/2022	942	1,272
7.625%, 03/21/2036	2,277	3,097
4.125%, 11/20/2045	811	709

		7,541

Venezuela — 3.7%
Government of Venezuela
13.625%, 08/15/2018	497	537
13.625%, 08/15/2018	1,493	1,672
12.750%, 08/23/2022	12,064	13,119
11.950%, 08/05/2031	4,951	5,075
11.950%, 08/05/2031	294	301
11.750%, 10/21/2026	3,803	3,860
10.750%, 09/19/2013	210	213
9.250%, 09/15/2027	1,047	953
9.250%, 05/07/2028	660	584
9.000%, 05/07/2023	2,200	1,972
9.000%, 05/07/2023	1,174	1,052
8.500%, 10/08/2014	560	570
8.250%, 10/13/2024	580	487
7.750%, 10/13/2019	780	698
7.650%, 04/21/2025	340	272
7.000%, 12/01/2018	1,409	1,254
7.000%, 03/31/2038	90	67
6.000%, 12/09/2020	380	302
6.000%, 12/09/2020	150	119
Petroleos de Venezuela
12.750%, 02/17/2022	310	329
8.500%, 11/02/2017	5,492	5,176
5.500%, 04/12/2037	670	424
5.375%, 04/12/2027	1,953	1,274
5.250%, 04/12/2017	582	495
5.000%, 10/28/2015	781	717
4.900%, 10/28/2014	10,745	10,316
4.900%, 10/28/2014	141	135

		51,973

210	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

Vietnam — 0.1%
Socialist Republic of Vietnam
6.875%, 01/15/2016		440	$475
6.750%, 01/29/2020		640	720
Vietnam Joint Stock Commercial Bank for Industry and Trade
8.000%, 05/17/2017 (A)		400	420

			1,615

Zambia — 0.0%
First Quantum Minerals
7.250%, 10/15/2019 (A)		250	249
Zambia Government International Bond
5.375%, 09/20/2022		300	282

			531

Total Global Bonds (Cost $1,231,753) ($ Thousands)			1,256,656

LOAN PARTICIPATIONS — 0.4%

Angola — 0.1%
Republic of Angola
2.317%, 04/30/2016 (E) (F)	EUR	758	941

Indonesia — 0.1%
PT Bumi Resources
11.200%, 08/07/2013		1,973	1,936

Singapore — 0.1%
Morton Bay Senior
6.220%, 12/31/2013 (E) (F)		3,020	2,282

United Arab Emirates — 0.1%
Dubai World
1.000%, 09/30/2015		500	350
1.000%, 09/30/2018		1,015	630

			980

Total Loan Participations (Cost $6,951) ($ Thousands)			6,139

CONVERTIBLE BONDS — 0.1%
Dana Gas Sukuk CV to 13.3333 Shares
7.000%, 10/31/2017 (A)		508	507
Pyrus CV to 83,858.42969 Shares
7.500%, 12/20/2015		700	973
Suzlon Energy CV to 533.2762 Shares
8.194%, 07/25/2014		500	325

Total Convertible Bonds (Cost $1,667) ($ Thousands)			1,805

Description		Face Amount (1) (Thousands)/ Shares/Contracts	Market Value ($ Thousands)

TIME DEPOSITS — 3.6%

United States — 3.6%
Brown Brothers Harriman
4.150% 06/03/2013	ZAR	11	$—
0.030% 06/03/2013		50,484	50,484
0.001% 06/03/2013	EUR	415	538

Total Time Deposits (Cost $51,022) ($ Thousands)			51,022

AFFILIATED PARTNERSHIP — 0.4%

United States — 0.4%
SEI Liquidity Fund, L.P.
0.100%†** (H)		5,164,383	5,164

Total Affiliated Partnership (Cost $5,164) ($ Thousands)			5,164

Total Investments — 93.5% (Cost $1,296,557) ($ Thousands)			$1,320,786

PURCHASED OPTIONS — 0.0%

United States — 0.0%
Euro FX Currency Put Option, Expires 09/11/2013, Strike Price $1.27*		10,600,000	$139
Euro FX Currency Put Option, Expires 10/04/2013, Strike Price $1.28*		9,300,000	154
Euro FX Currency Put Option, Expires 11/08/2013, Strike Price $1.26*		9,300,000	150

Total Purchased Options (Cost $617) ($ Thousands)			$443

A list of the open forward foreign currency contracts held by the Fund at May 31, 2013, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
6/3/13-6/14/13	PEI	17,228	USD	6,457	$148
6/3/13-7/26/13	USD	6,674	PEI	17,866	(134)
6/3/13-8/29/13	TRY	6,706	USD	3,567	18
6/4/13	USD	3,732	BRL	7,661	(139)
6/4/13-6/14/13	USD	8,435	COP	15,644,939	(244)
6/4/13-7/5/13	COP	26,332,649	USD	13,975	201
6/4/13-9/4/13	BRL	32,665	USD	15,670	469
6/5/13-7/17/13	NGN	214,847	USD	1,339	(2)
6/5/13-7/17/15	CNH	224,004	USD	34,290	(1,531)
6/5/13-7/17/15	USD	34,223	CNH	224,004	1,597
6/6/13-6/14/13	USD	3,419	CLP	1,673,066	(71)
6/6/13-6/20/13	CLP	3,657,804	USD	7,582	268
6/10/13-6/28/13	USD	9,884	PLN	31,700	(286)

SEI Institutional Investments Trust / Annual Report / May 31, 2013	211

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Continued)

May 31, 2013

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
6/10/13-8/30/13	PLN	86,610	USD	26,933	$788
6/14/13	MXP	295,589	USD	23,680	664
6/14/13-7/12/13	THB	275,795	USD	9,242	138
6/14/13-7/23/13	USD	7,533	THB	222,917	(179)
6/14/13-7/26/13	USD	23,740	MXP	293,380	(937)
6/17/13	IDR	47,666,061	USD	4,830	(30)
6/17/13	INR	686,909	USD	12,477	346
6/17/13	USD	3,479	INR	190,018	(123)
6/17/13-7/22/13	EUR	14,497	USD	19,029	239
6/17/13-7/22/13	GBP	1,815	USD	2,807	56
6/17/13-7/22/13	USD	760	EUR	581	(7)
6/18/13	MYR	17,280	USD	5,640	68
6/18/13-8/22/13	USD	14,735	MYR	44,464	(442)
6/21/13-6/28/13	USD	1,898	RON	6,361	(24)
6/24/13	PHP	72,333	USD	1,751	40
6/24/13	TWD	267,167	USD	9,026	93
6/24/13	USD	1,740	TWD	52,155	4
6/28/13	USD	1,050	ZAR	10,535	(6)
6/28/13-8/29/13	USD	1,214	TRY	2,243	(24)
6/28/13-8/30/13	HUF	1,529,318	USD	6,627	(24)
6/28/13-8/30/13	RUB	597,217	USD	18,773	276
6/28/13-8/30/13	ZAR	139,431	USD	14,175	380
7/17/13	USD	1,248	NGN	199,943	—
7/31/13-8/30/13	USD	67	CZK	1,336	—
8/12/13	CNY	9,259	USD	1,497	(5)
8/21/13-8/30/13	USD	821	RUB	26,284	(9)
8/21/13-9/3/13	USD	1,282	HUF	291,717	(16)
8/30/13	RON	4,674	USD	1,375	7
9/18/13-10/3/13	USD	2,120	ARS	13,739	212
9/27/13	ARS	2,128	USD	360	(1)

					$1,778

A list of the counterparties for the open forward foreign currency contracts held by the Fund at May 31, 2013, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	$(23,591)	$23,650	$59
Barclays PLC	(84,282)	85,184	902
Brown Brothers Harriman	(94)	94	—
Citigroup	(44,375)	44,548	173
Credit Suisse First Boston	(2,725)	2,890	165
Deutsche Bank	(48,006)	48,523	517
Goldman Sachs	(9,165)	8,968	(197)
HSBC	(94,502)	94,374	(128)
JPMorgan Chase Bank	(31,313)	31,645	332
Standard Chartered Bank	(2,033)	2,009	(24)
UBS	(26,463)	26,442	(21)

			$1,778

For the year ended May 31, 2013, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the open swap agreements held by the Fund at May 31, 2013, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Barclays Bank PLC	Singapore Swap Offer Rate Fixing 6-Month	2.54%	12/14/2032	SGD	622	$(17)
Barclays Bank PLC	Singapore Swap Offer Rate Fixing 6-Month	2.77	06/14/2032	SGD	2,380	7
Barclays Bank PLC	1.71%	Singapore Swap Offer Rate Fixing 6-Month	12/14/2022	SGD	1,083	23
Barclays Bank PLC	1.86	Singapore Swap Offer Rate Fixing 6-Month	06/14/2022	SGD	4,110	19
Barclays Bank PLC	Brazil Interbank Deposit Rate	8.27	01/02/2017	BRL	4,427	(88)
HSBC	Brazil Interbank Deposit Rate	8.31	01/02/2017	BRL	9,841	(191)

						$(247)

Total Return Swaps
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Standard Chartered London	India Government Bond, 8.070%, 07/03/2017	Cash Deposit Of Notional Amount	Price Return	07/03/2017	INR	(643)	$21
Standard Chartered London	India Government Bond, 8.070%, 07/03/2017	Cash Deposit Of Notional Amount	Price Return	07/03/2017	INR	(1,945)	48
Standard Chartered London	India Government Bond, 8.070%, 07/03/2017	Cash Deposit Of Notional Amount	Price Return	07/03/2017	INR	(992)	1
HSBC	Indonesia Government Bond, 11.500%, 9/15/2019	Cash Deposit Of Notional Amount	Price Return	09/15/2019	IDR	(10,492,700)	(185)
HSBC	Indonesia Government Bond, 11.500%, 9/15/2019	Cash Deposit Of Notional Amount	Price Return	09/15/2019	IDR	(1,518,000)	(26)
Standard Chartered London	India Government Bond, 8.200%, 09/24/2025	Cash Deposit Of Notional Amount	Price Return	09/24/2025	INR	(1,574)	(1)
Standard Chartered London	India Government Bond, 8.200%, 09/24/2025	Cash Deposit Of Notional Amount	Price Return	09/24/2025	INR	(1,873)	(3)
Standard Chartered London	India Government Bond, 8.330%, 07/09/2026	Cash Deposit Of Notional Amount	Price Return	07/09/2026	INR	(4,641)	51
Standard Chartered London	India Government Bond, 8.330%, 07/09/2026	Cash Deposit Of Notional Amount	Price Return	07/09/2026	INR	(7,030)	42

212	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Total Return Swaps
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Standard Chartered London	India Government Bond, 8.330%, 07/09/2026	Cash Deposit Of Notional Amount	Price Return	07/09/2026	INR	(531)	$3
HSBC	Indonesia Government Bond, 8.375%, 9/15/2026	Cash Deposit Of Notional Amount	Price Return	09/15/2026	IDR	(3,165,750)	(62)
Standard Chartered London	Indonesia Government Bond, 7%, 5/15/2027	Cash Deposit Of Notional Amount	Price Return	05/15/2027	IDR	(865,000)	(56)
Standard Chartered London	Indonesia Government Bond, 7%, 5/15/2027	Cash Deposit Of Notional Amount	Price Return	05/15/2027	IDR	(257,400)	(12)
HSBC	Indonesia Government Bond, 10.500%, 8/15/2030	Cash Deposit Of Notional Amount	Price Return	08/15/2030	IDR	(11,387,000)	(95)
Standard Chartered London	Indonesia Government Bond, 10.500%, 8/15/2030	Cash Deposit Of Notional Amount	Price Return	08/15/2030	IDR	(5,046,000)	(56)
HSBC	Indonesia Government Bond, 9.500%, 7/15/2031	Cash Deposit Of Notional Amount	Price Return	07/15/2031	IDR	(2,069,100)	(16)
HSBC	Indonesia Government Bond, 8.250%, 6/15/2032	Cash Deposit Of Notional Amount	Price Return	06/15/2032	IDR	(2,350,360)	(43)
Standard Chartered London	Indonesia Government Bond, 6.625%, 05/15/2033	Cash Deposit Of Notional Amount	Price Return	05/15/2033	IDR	(624,335)	(111)
HSBC	Indonesia Government Bond, 6.625%, 05/15/2033	Cash Deposit Of Notional Amount	Price Return	05/15/2033	IDR	(213,000)	(44)

							$(544)

For the year ended May 31, 2013, the total amount of all open swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $1,411,893 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2013.

†	Investment in Affiliated Security (see Note 5).

(1)	In U.S. dollars unless otherwise indicated.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Security in default on interest payments.

(C)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on May 31, 2013. The coupon on a step bond changes on a specified date.

(D)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2013. The date reported on the Schedule of Investments is the final maturity date.

(E)	Securities considered illiquid. The total value of such securities as of May 31, 2013 was $3,423 ($ Thousands) and represented 0.24% of Net Assets.

(F)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2013 was $3,423 ($ Thousands) and represented 0.24% of Net Assets.

(G)	This security or a partial position of this security is on loan at May 31, 2013. The total value of securities on loan at May 31, 2013 was $4,863 ($ Thousands).

(H)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of May 31, 2013 was $5,164 ($ Thousands).

(I)	The rate reported is the effective yield at time of purchase.

ARS — Argentine Peso

BRL — Brazilian Real

CLN — Credit-Linked Note

CLP — Chilean Peso

CNH — Chinese Offshore Yuan

CNY — Chinese Yuan

COP — Colombian Peso

CV — Convertible Security

CZK — Czech Koruna

DEM — German Mark

EUR — Euro

GBP — British Pound Sterling

HUF — Hungarian Forint

IDR — Indonesian Rupiah

INR — Indian Rupee

L.P. — Limited Partnership

MTN — Medium Term Note

MXP — Mexican Peso

MYR — Malaysian Ringgit

NGN — Nigerian Naira

PEI — Peruvian Inca

PHP — Philippine Peso

PIK — Payment-in-Kind

PLC — Public Limited Company

PLN — Polish Zloty

RON — Romanian Leu

RUB — Russian Ruble

Ser — Series

SGD — Singapore Dollar

THB — Thai Baht

TRY — New Turkish Lira

TWD — New Taiwan Dollar

USD — U.S. Dollar

ZAR — South African Rand

The following is a list of the inputs used as of May 31, 2013, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Global Bonds	$—	$1,256,456	$200	$1,256,656
Loan Participations	—	980	5,159	6,139
Convertible Bonds	—	1,805	—	1,805
Time Deposits	51,022	—	—	51,022
Affiliated Partnership	—	5,164	—	5,164

Total Investments in Securities	$51,022	$1,264,405	$5,359	$1,320,786

SEI Institutional Investments Trust / Annual Report / May 31, 2013	213

SCHEDULE OF INVESTMENTS

Emerging Markets Debt Fund (Concluded)

May 31, 2013

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$—	$443	$—	$443
Forwards Contracts*	—	1,778	—	1,778
Interest Rate Swaps*	—	(247)	—	(247)
Total Return Swaps*	—	(544)	—	(544)

Total Other Financial Instruments	$—	$1,430	$—	$1,430

(1)	A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

*	Forwards contracts and swaps are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended May 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2013, there were transfers between Level 2 and Level 3 assets and liabilities. The transfers were due to changes in the availability of observable inputs used to determine fair value.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

214	SEI Institutional Investments Trust / Annual Report / May 31, 2013

SCHEDULE OF INVESTMENTS

Real Return Fund

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 99.3%
U.S. Treasury Inflation-Protected Securities
2.625%, 07/15/2017	$12,242	$14,169
2.500%, 07/15/2016	16,451	18,402
2.375%, 01/15/2017	14,274	16,066
2.000%, 07/15/2014	19,616	20,306
2.000%, 01/15/2016	16,827	18,218
1.875%, 07/15/2015	16,880	18,049
1.625%, 01/15/2015	19,410	20,242
1.625%, 01/15/2018	12,972	14,537
0.500%, 04/15/2015	19,210	19,757
0.125%, 04/15/2016	33,720	34,879
0.125%, 04/15/2017	37,904	39,500
0.125%, 04/15/2018	15,311	16,055

Total U.S. Treasury Obligations (Cost $250,130) ($ Thousands)		250,180

Total Investments — 99.3% (Cost $250,130) ($ Thousands)		$250,180

Percentages are based on Net Assets of $251,852 ($ Thousands).

As of May 31, 2013, all of the Fund’s investments were considered level 2, in accordance with ASC-820.

For the year ended May 31, 2013, there were no transfers between Level 1 and

Level 2 assets and liabilities.

For the year ended May 31, 2013, there were no transfers between Level 2 and

Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	215

SUMMARY SCHEDULE OF INVESTMENTS

Dynamic Asset Allocation Fund

May 31, 2013

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.4%

Consumer Discretionary — 11.7%
Amazon.com*	0.7%	28,200	$7,587
Comcast, Cl A	0.7	204,300	8,203
Home Depot	0.8	115,700	9,101
McDonald’s	0.7	77,700	7,504
News, Cl A	0.4	155,500	4,993
Walt Disney	0.8	139,700	8,812
Other Securities	7.6		86,886

			133,086

Consumer Staples — 10.4%
Altria Group	0.5	156,100	5,635
Coca-Cola	1.0	296,100	11,841
Coca-Cola Enterprises	0.1	21,700	806
CVS Caremark	0.5	95,600	5,505
PepsiCo	0.9	119,300	9,636
Philip Morris International	1.0	127,300	11,573
Procter & Gamble	1.4	210,800	16,181
Wal-Mart Stores	0.9	129,400	9,684
Other Securities	4.1		47,579

			118,440

Energy — 10.4%
Chevron	1.6	149,800	18,388
ConocoPhillips	0.5	94,800	5,815
Exxon Mobil	2.8	345,100	31,221
Occidental Petroleum	0.5	62,500	5,754
Schlumberger	0.7	102,900	7,515
Other Securities	4.3		49,804

			118,497

Financials — 16.2%
American Express	0.5	74,600	5,648
American International Group*	0.5	114,700	5,100
Bank of America	1.0	836,100	11,421
Berkshire Hathaway, Cl B*	1.4	140,700	16,050
Citigroup	1.1	234,700	12,202
Goldman Sachs Group	0.5	34,000	5,511
JPMorgan Chase	1.4	295,300	16,121

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)
US Bancorp	0.5%	144,900	$5,080
Wells Fargo	1.4	378,300	15,340
Other Securities	7.9		91,191

			183,664

Health Care — 12.5%
AbbVie	0.5	122,800	5,242
Amgen	0.5	58,100	5,841
Bristol-Myers Squibb	0.5	127,100	5,848
Gilead Sciences*	0.6	118,100	6,434
Johnson & Johnson	1.6	215,600	18,149
Merck	1.0	233,600	10,909
Pfizer	1.3	554,800	15,107
Other Securities	6.5		74,797

			142,327

Industrials — 10.0%
3M	0.5	49,300	5,437
Boeing	0.5	52,900	5,238
General Electric	1.6	801,900	18,700
Union Pacific	0.5	36,400	5,628
United Technologies	0.5	65,400	6,206
Other Securities	6.4		72,130

			113,339

Information Technology — 17.9%
Apple	2.9	72,300	32,512
Cisco Systems	0.9	412,300	9,928
Google, Cl A*	1.6	20,600	17,930
Intel	0.8	382,600	9,290
International Business Machines	1.5	80,800	16,808
Microsoft	1.8	581,300	20,276
Oracle	0.9	285,600	9,642
Qualcomm	0.7	133,000	8,443
Visa, Cl A	0.6	40,000	7,126
Other Securities	6.2		71,503

			203,458

Materials — 3.4%
Other Securities	3.4		37,721

Telecommunication Services — 2.7%
AT&T	1.3	423,900	14,832
Verizon Communications	0.9	220,900	10,709
Other Securities	0.5		5,537

			31,078

Utilities — 3.2%
Other Securities	3.2		35,803

Total Common Stock (Cost $992,130) ($ Thousands)			1,117,413

216	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Percentage of Net Assets (%)	Shares/Contracts	Market Value ($ Thousands)

CASH EQUIVALENT — 0.5%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	0.5%	5,702,681	$5,703

Total Cash Equivalent (Cost $5,703) ($ Thousands)			5,703

Total Investments — 98.9% (Cost $997,833) ($ Thousands)			$1,123,116

PURCHASED OPTION — 0.2%
June 2013 SPX UO Index Option Put, Expires 6/22/2013, Strike Price $1,575*		3,000	$2,490

Total Purchased Option (Cost $1,479) ($ Thousands)			$2,490

A list of the open forward foreign currency contracts held by the Fund at May 31, 2013, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation ($ Thousands)
7/25/13	EUR	360,735	USD	471,394	$3,808
7/25/13	JPY	10,968,782	USD	111,818	3,145

					$6,953

A list of the counterparties for the open forward foreign currency contracts held by the Fund at May 31, 2013, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
BNP Paribas	$(161,614)	$165,834	$4,220
Citigroup	(11,545)	11,534	(11)
Goldman Sachs	(34,881)	34,871	(10)
UBS	(368,218)	370,972	2,754

			$6,953

For the year ended May 31, 2013, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $1,135,631 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2013.

†	Investment in Affiliated Security (see Note 5).

Cl — Class

EUR — Euro

JPY — Japanese Yen

SPX — Standard & Poor’s 500 Index

USD — United States Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the inputs used as of May 31, 2013, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,117,413	$—	$—	$1,117,413
Cash Equivalent	5,703	—	—	5,703

Total Investments in Securities	$1,123,116	$—	$—	$1,123,116

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Option	$2,490	$—	$—	$2,490
Forwards Contracts*	—	6,953	—	6,953

Total Other Financial Instruments	$2,490	$6,953	$—	$9,443

*	Forwards contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	217

SCHEDULE OF INVESTMENTS

Multi-Asset Real Return Fund

May 31, 2013

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 51.2%
U.S. Treasury Inflation-Protected Securities
2.625%, 07/15/2017 (A)	$13,258	$15,346
2.500%, 07/15/2016	21,508	24,059
2.375%, 01/15/2017	1,408	1,585
2.125%, 01/15/2019	2,320	2,705
2.000%, 07/15/2014	21,432	22,185
2.000%, 01/15/2016	13,552	14,672
1.875%, 07/15/2015	7,420	7,934
1.625%, 01/15/2015	18,264	19,047
1.625%, 01/15/2018	8,922	9,998
1.375%, 07/15/2018	15,560	17,469
0.625%, 07/15/2021	1,244	1,348
0.500%, 04/15/2015	4,356	4,479
0.125%, 04/15/2016	7,872	8,143
0.125%, 04/15/2018	6,238	6,541

Total U.S. Treasury Obligations (Cost $156,510) ($ Thousands)		155,511

REGISTERED INVESTMENT COMPANY — 19.1%
Credit Suisse Commodity Return Strategy Fund	7,694,235	57,938

Total Registered Investment Company (Cost $63,780) ($ Thousands)		57,938

FOREIGN COMMON STOCK — 14.3%

Australia — 0.7%
Arrium (B)	156,380	118
BHP Billiton (B)	58,180	1,903
Stockland‡ (B)	15,180	53

		2,074

Brazil — 0.7%
Petroleo Brasileiro ADR, Cl A	37,670	702
Petroleo Brasileiro ADR	88,930	1,580

		2,282

Description	Shares	Market Value ($ Thousands)

Canada — 3.4%
Agnico Eagle Mines	15,974	$521
Agrium	7,163	664
Allied Properties, Cl Trust Unit‡	4,980	162
Artis Real Estate Investment Trust, Cl Trust Unit‡	9,740	154
Brookfield Residential Properties*	7,853	173
Cameco	23,460	512
Chartwell Retirement Residences‡	11,330	119
Cominar, Cl Trust Unit‡	8,240	180
Dominion Diamond*	17,000	255
Dundee, Cl A (Canada)‡	5,340	176
Goldcorp	59,080	1,759
Granite Real Estate Investment Trust‡	4,740	175
Kinross Gold	168,150	1,106
Morguard‡	4,990	90
New Gold*	46,580	318
North American Palladium*	243,730	266
RioCan, Cl Trust Unit‡	7,001	186
Suncor Energy	60,840	1,851
Teck Cominco, Cl B	36,460	977
West Fraser Timber	1,530	114
Yamana Gold	58,260	689

		10,447

China — 0.4%
China Petroleum & Chemical (B)	1,256,000	1,281
Evergrande Real Estate Group (B)	81,000	32

		1,313

France — 0.2%
Total (B)	16,000	797

Germany — 0.3%
BASF (B)	8,440	816

Italy — 0.7%
Eni (B)	89,270	2,024

Japan — 0.2%
JFE Holdings (B)	25,200	515

Netherlands — 0.3%
Koninklijke DSM (B)	12,449	815
LyondellBasell Industries, Cl A	1	—

		815

Norway — 0.5%
Aker Solutions (B)	34,240	503
Seadrill	16,020	649
Statoil (B)	21,700	489

		1,641

218	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Shares	Market Value ($ Thousands)

Russia — 0.9%
Gazprom OAO ADR (B)	253,080	$1,887
MMC Norilsk Nickel ADR (B)	55,850	800

		2,687

Singapore — 0.0%
Mapletree Commercial Trust (B)	44,000	46
UOL Group (B)	9,000	48

		94

South Africa — 0.1%
Exxaro Resources (B)	21,900	344

Sweden — 0.2%
Lundin Petroleum (B)	22,910	473

Switzerland — 0.1%
Glencore Xstrata (B)	66,029	320

Thailand — 0.4%
Banpu (B)	64,550	636
PTT NVDR (B)	57,900	620

		1,256

Turkey — 0.1%
Koza Altin Isletmeleri (B)	15,050	265

United Kingdom — 5.0%
Anglo American (B)	56,280	1,287
BG Group (B)	89,380	1,628
BP (B)	476,090	3,395
InterContinental Hotels Group (B)	1,863	54
Johnson Matthey (B)	8,780	338
Mondi (B)	37,870	497
Rio Tinto (B)	73,760	3,143
Royal Dutch Shell, Cl A (B)	107,276	3,572
Royal Dutch Shell, Cl B (B)	34,770	1,196

		15,110

Ukraine — 0.1%
MHP GDR	18,730	346

Total Foreign Common Stock (Cost $46,121) ($ Thousands)		43,619

COMMON STOCK — 10.5%

Consumer Discretionary — 0.1%
Regal Entertainment Group, Cl A	9,560	169
SeaWorld Entertainment*	3,181	112

		281

Consumer Staples — 0.2%
Bunge	7,290	508

Description	Shares	Market Value ($ Thousands)

Energy — 6.0%
Anadarko Petroleum	12,730	$1,114
Cabot Oil & Gas	4,800	338
Chevron	22,160	2,720
Diamond Offshore Drilling	7,010	482
EOG Resources	7,440	961
Exxon Mobil	79,010	7,148
Halliburton	15,110	632
Helmerich & Payne	4,060	251
Hess	9,600	647
Murphy Oil	8,110	514
Noble Energy	8,800	507
Occidental Petroleum	17,415	1,603
Schlumberger	13,170	962
Valero Energy	8,130	330

		18,209

Financials — 3.1%
American Realty Capital Properties‡	3,904	59
Armada Hoffler Properties‡*	6,057	69
Ashford Hospitality Trust	14,360	190
Associated Estates Realty‡	11,820	194
AvalonBay Communities	1,425	189
BioMed Realty Trust‡	3,640	76
Boston Properties	1,920	205
Brandywine Realty Trust	7,740	110
CBL & Associates Properties	1,090	25
Chesapeake Lodging Trust‡	4,540	102
Corporate Office Properties Trust‡	1,346	36
CubeSmart‡	2,170	34
CyrusOne‡	5,320	115
DDR‡	8,602	150
Digital Realty Trust‡	2,800	171
Douglas Emmett‡	7,340	187
Duke Realty‡	7,200	119
EPR Properties‡	930	49
Equity Residential‡	4,410	249
Extra Space Storage‡	4,842	203
Federal Realty Investment Trust‡	840	91
Franklin Street Properties‡	1,570	21
General Growth Properties‡	11,350	233
HCP‡	9,220	437
Health Care‡	4,790	326
Home Properties‡	1,130	69
Host Hotels & Resorts‡	11,720	209
Inland Real Estate‡	10,520	108
Investors Real Estate Trust‡	8,219	74
Kimco Realty‡	6,230	138
Lexington Realty Trust‡	10,621	134
Liberty Property Trust‡	2,470	100
LTC Properties‡	4,810	200
Macerich‡	1,070	69

SEI Institutional Investments Trust / Annual Report / May 31, 2013	219

SCHEDULE OF INVESTMENTS

Multi-Asset Real Return Fund (Continued)

May 31, 2013

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)
Mack-Cali Realty‡	4,080	$108
Medical Properties Trust‡	15,015	223
Mid-America Apartment Communities‡	3,490	237
Omega Healthcare Investors‡	7,960	258
Parkway Properties‡	4,228	73
Pebblebrook Hotel Trust‡	1,010	27
Pennsylvania Real Estate Investment Trust‡	6,970	139
Post Properties‡	920	44
Prologis‡	6,800	274
Public Storage‡	2,330	354
Realty Income‡	3,800	173
RLJ Lodging Trust‡	10,190	236
Sabra Health Care‡	5,170	140
Senior Housing Properties Trust‡	8,660	224
Simon Property Group‡	6,340	1,055
SL Green Realty‡	550	48
Spirit Realty Capital‡	2,709	54
STAG Industrial‡	8,653	190
Sun Communities‡	4,250	212
Ventas‡	5,720	408
Vornado Realty Trust‡	2,340	187

		9,405

Industrials — 0.1%
Masco	8,300	174
Ply Gem Holdings*	2,290	53

		227

Materials — 1.0%
Commercial Metals	42,960	663
Freeport-McMoRan Copper & Gold, Cl B	31,800	987
Monsanto	12,490	1,257
United States Steel	18,990	336

		3,243

Total Common Stock (Cost $28,585) ($ Thousands)		31,873

CORPORATE OBLIGATIONS — 4.0%

Consumer Discretionary — 0.6%
CBS
5.750%, 04/15/2020	$145	168
3.375%, 03/01/2022	4	4
Comcast
6.450%, 03/15/2037	40	50
DIRECTV Holdings
4.600%, 02/15/2021	60	65
3.800%, 03/15/2022	165	167
Dollar General
4.125%, 07/15/2017	29	31
Macy’s Retail Holdings
3.875%, 01/15/2022	300	314

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
News America
6.150%, 02/15/2041	$75	$88
4.500%, 02/15/2021	90	100
3.000%, 09/15/2022	95	93
Omnicom Group
3.625%, 05/01/2022	58	58
Time Warner
4.700%, 01/15/2021	130	145
3.400%, 06/15/2022	180	182
Time Warner Cable
4.125%, 02/15/2021	65	69
4.000%, 09/01/2021	75	78
Wynn Las Vegas
5.375%, 03/15/2022	105	110

		1,722

Consumer Staples — 0.2%
Bunge Finance
4.100%, 03/15/2016	125	133
ConAgra Foods
3.200%, 01/25/2023	82	81
Kroger
3.400%, 04/15/2022	218	221
Reynolds American
3.250%, 11/01/2022	107	104
Tyson Foods
4.500%, 06/15/2022	210	224

		763

Energy — 0.8%
Cimarex Energy
5.875%, 05/01/2022	54	58
DCP Midstream
4.750%, 09/30/2021 (C)	75	79
Energy Transfer Partners
5.200%, 02/01/2022	80	88
4.650%, 06/01/2021	85	91
Enterprise Products Operating
5.200%, 09/01/2020	110	127
Kinder Morgan Energy Partners
4.150%, 03/01/2022	48	50
3.950%, 09/01/2022	261	270
Marathon Petroleum
5.125%, 03/01/2021	47	54
Nabors Industries
9.250%, 01/15/2019	84	106
Noble Energy
8.250%, 03/01/2019	174	225
Phillips 66
4.300%, 04/01/2022	225	243
Spectra Energy Capital
6.200%, 04/15/2018	115	137
Transocean
2.500%, 10/15/2017	93	94

220	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Valero Energy
6.125%, 02/01/2020	$149	$179
Weatherford International
5.125%, 09/15/2020	155	167
Williams
3.700%, 01/15/2023	232	224
Williams Partners
4.000%, 11/15/2021	150	155
3.350%, 08/15/2022	105	102

		2,449

Financials — 1.4%
American International Group
6.400%, 12/15/2020	60	73
5.600%, 10/18/2016	60	68
4.875%, 06/01/2022	155	171
American Tower
5.050%, 09/01/2020‡	145	159
3.500%, 01/31/2023‡	110	107
Bank of America MTN
5.200%, 12/29/2049 (D)	216	214
5.000%, 05/13/2021	200	221
3.300%, 01/11/2023	155	150
Capital One Financial
4.750%, 07/15/2021	145	162
Citigroup
6.875%, 03/05/2038	40	51
5.950%, 12/29/2049 (D)	250	261
Fifth Third Bancorp
3.500%, 03/15/2022	67	69
Ford Motor Credit
5.000%, 05/15/2018	200	220
Goldman Sachs Group MTN
5.750%, 01/24/2022	5	6
5.375%, 03/15/2020	40	45
5.250%, 07/27/2021	110	123
3.625%, 02/07/2016	40	42
Hartford Financial Services Group
5.500%, 03/30/2020	80	93
5.125%, 04/15/2022	85	97
HCP
5.375%, 02/01/2021‡	205	235
Health Care
5.250%, 01/15/2022‡	240	270
Host Hotels & Resorts
5.250%, 03/15/2022‡	70	77
HSBC Finance
6.676%, 01/15/2021	60	71
JPMorgan Chase
6.400%, 05/15/2038	40	50
5.150%, 04/05/2023 (D)	90	91
4.500%, 01/24/2022	140	152
Lincoln National
4.200%, 03/15/2022	110	118

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
MetLife
7.717%, 02/15/2019	$50	$65
5.700%, 06/15/2035	65	75
Morgan Stanley
5.500%, 07/28/2021	168	189
4.750%, 03/22/2017	40	44
3.750%, 02/25/2023	181	180
Murray Street Investment Trust I
4.647%, 03/09/2017 (E)	18	20
Nationwide Financial Services
5.375%, 03/25/2021 (C)	130	145
Prudential Financial
5.625%, 06/15/2043 (D)	115	121
SLM MTN
7.250%, 01/25/2022	165	173
Vesey Street Investment Trust I
4.404%, 09/01/2016 (E)	49	53

		4,461

Health Care — 0.1%
Humana
6.450%, 06/01/2016	115	131
Watson Pharmaceuticals
3.250%, 10/01/2022	77	76
WellPoint
3.300%, 01/15/2023	75	75

		282

Industrials — 0.2%
BE Aerospace
5.250%, 04/01/2022	105	110
CSX
4.750%, 05/30/2042	165	167
Republic Services
3.800%, 05/15/2018	130	140

		417

Information Technology — 0.2%
Hewlett-Packard
4.650%, 12/09/2021	73	75
Intel
4.800%, 10/01/2041	95	98
Motorola Solutions
3.500%, 03/01/2023	169	165
Total System Services
3.750%, 06/01/2023	87	85
2.375%, 06/01/2018	90	90

		513

Materials — 0.2%
Ball
5.000%, 03/15/2022	105	109

SEI Institutional Investments Trust / Annual Report / May 31, 2013	221

SCHEDULE OF INVESTMENTS

Multi-Asset Real Return Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Dow Chemical
5.900%, 02/15/2015	$55	$60
4.375%, 11/15/2042	39	37
4.250%, 11/15/2020	65	71
4.125%, 11/15/2021	85	90
Eagle Spinco
4.625%, 02/15/2021 (C)	24	24
International Paper
7.950%, 06/15/2018	110	140
4.750%, 02/15/2022	135	149

		680

Telecommunication Services — 0.1%
AT&T
5.350%, 09/01/2040	113	121
3.000%, 02/15/2022	90	90
U.S. Cellular
6.700%, 12/15/2033	70	72
Verizon Communications
7.350%, 04/01/2039	125	168

		451

Utilities — 0.2%
CMS Energy
5.050%, 03/15/2022	52	59
Constellation Energy Group
5.150%, 12/01/2020	26	29
MidAmerican Energy Holdings
6.125%, 04/01/2036	140	168
ONEOK
4.250%, 02/01/2022	170	177
Pacific Gas & Electric
4.500%, 12/15/2041	65	66

		499

Total Corporate Obligations (Cost $12,008) ($ Thousands)		12,237

ASSET-BACKED SECURITIES — 3.7%

Automotive — 2.7%
Ally Auto Receivables Trust, Ser 2013-SN1, Cl A3
0.720%, 05/20/2016	477	477
Ally Master Owner Trust, Ser 2011-3, Cl A2
1.810%, 05/15/2016	385	389
Ally Master Owner Trust, Ser 2013-1, Cl A2
1.000%, 02/15/2018	260	260
AmeriCredit Automobile Receivables Trust, Ser 2011-4, Cl A2
0.920%, 03/09/2015	10	10

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
AmeriCredit Automobile Receivables Trust, Ser 2012-3, Cl A3
0.960%, 01/09/2017	$210	$211
AmeriCredit Automobile Receivables Trust, Ser 2012-4, Cl A2
0.490%, 04/08/2016	258	258
AmeriCredit Automobile Receivables Trust, Ser 2013-1, Cl A2
0.490%, 06/08/2016	235	235
Avis Budget Rental Car Funding, Ser 2012-3A, Cl A
2.100%, 03/20/2019 (C)	150	152
Bank of America Auto Trust, Ser 2012-1, Cl A4
1.030%, 12/15/2016	170	171
BMW Floorplan Master Owner Trust, Ser 2012-1A, Cl A
0.599%, 09/15/2017 (C) (D)	425	426
Capital Auto Receivables Asset Trust, Ser 2013-1, Cl A2
0.620%, 07/20/2016	202	202
CFC, Ser 2013-1A, Cl A
1.650%, 07/17/2017 (C)	245	245
Exeter Automobile Receivables Trust, Ser 2012-2A, Cl A
1.300%, 06/15/2017 (C)	141	141
Exeter Automobile Receivables Trust, Ser 2013-1A, Cl A
1.290%, 10/16/2017 (C)	160	160
Fifth Third Auto Trust, Ser 2013-A
0.610%, 09/15/2017	221	221
Flagship Credit Auto Trust, Ser 2013-1, Cl A
1.320%, 04/16/2018 (C)	131	132
Ford Auto Securitization Trust, Ser 2013-R1A, Cl A2
1.676%, 09/15/2016 (C)	207	200
Ford Credit Auto Owner Trust, Ser 2012-D, Cl B
1.010%, 05/15/2018	100	100
Ford Credit Floorplan Master Owner Trust, Ser 2010-3, Cl A2
1.899%, 02/15/2017 (C) (D)	450	461
Ford Credit Floorplan Master Owner Trust, Ser 2012-4, Cl A1
0.740%, 09/15/2016	480	481
Ford Credit Floorplan Master Owner Trust, Ser 2013-1, Cl A2
0.579%, 01/15/2018 (D)	257	257
GE Dealer Floorplan Master Note Trust, Ser 2012-3, Cl A
0.688%, 06/20/2017 (D)	255	256
Hertz Vehicle Financing, Ser 2013-1A, Cl A1
1.120%, 08/25/2017 (C)	715	713

222	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Huntington Auto Trust, Ser 2011-1A, Cl A3
1.010%, 01/15/2016 (C)	$112	$112
Hyundai Auto Lease Securitization Trust, Ser 2013-A, Cl A3
0.660%, 06/15/2016 (C)	273	273
Mercedes-Benz Auto Lease Trust, Ser 2013-A, Cl A3
0.590%, 02/15/2016	200	200
Mercedes-Benz Master Owner Trust, Ser 2012-AA
0.790%, 11/15/2017 (C)	342	341
Navistar Financial Owner Trust, Ser 2012-A, Cl A2
0.850%, 03/18/2015 (C)	171	172
Nissan Auto Lease Trust, Ser 2012-A, Cl A2A
0.680%, 07/15/2014	93	93
Porsche Innovative Lease Owner Trust, Ser 2011-1
1.090%, 09/22/2014 (C)	131	131
Santander Drive Auto Receivables Trust, Ser 2012-6, Cl A2
0.470%, 09/15/2015	220	220
Santander Drive Auto Receivables Trust, Ser 2013-3, Cl C
1.810%, 04/15/2019	313	313
SMART Trust, Ser 2012-4US, Cl A2A
0.670%, 06/14/2015	155	155

		8,168

Credit Cards — 0.7%
American Express Credit Account Master Trust, Ser 2012-5, Cl A
0.590%, 05/15/2018	270	270
Cabela’s Master Credit Card Trust, Ser 2013-1A, Cl A
2.710%, 02/17/2026 (C)	265	260
Chase Issuance Trust, Ser 2013- A1, Cl A1
1.300%, 02/18/2020	305	304
Dryrock Issuance Trust, Ser 2012- 2, Cl A
0.640%, 08/15/2018	275	274
GE Capital Credit Card Master Note Trust, Ser 2012-6, Cl A
1.360%, 08/17/2020	250	251
GE Capital Credit Card Master Note Trust, Ser 2012-7, Cl A
1.760%, 09/15/2022	215	212
GE Capital Credit Card Master Note Trust, Ser 2013-1
1.350%, 03/15/2021	370	367

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
Penarth Master Issuer, Ser 2012- 1A, Cl A1
0.768%, 03/18/2014 (C) (D)	$174	$175
World Financial Network Credit Card Master Trust, Ser 2013-A, Cl A
1.610%, 12/15/2021	161	160

		2,273

Other Asset-Backed Securities — 0.3%
CGRBS, Ser 2013-VN05
3.187%, 03/13/2035	285	286
CIT Equipment Collateral, Ser 2012-VT1, Cl A3
1.100%, 08/22/2016 (C)	170	171
CNH Equipment Trust, Ser 2012- A, Cl A3
0.940%, 05/15/2017	132	133
GSAA Trust, Ser 2006-5, Cl 2A3
0.463%, 03/25/2036 (D)	268	182

		772

Total Asset-Backed Securities (Cost $11,233) ($ Thousands)		11,213

MORTGAGE-BACKED SECURITIES — 3.6%

Agency Mortgage-Backed Obligations — 0.6%
FNMA TBA
3.500%, 07/01/2041	1,785	1,844

Non-Agency Mortgage-Backed Obligations — 3.0%
Banc of America Commercial Mortgage Trust, Ser 2006-5, Cl A4
5.414%, 09/10/2047	300	334
Banc of America Commercial Mortgage Trust, Ser 2007-5, Cl AM
5.772%, 02/10/2051 (D)	78	86
Bear Stearns Commercial Mortgage Securities Trust, Ser 2006-T24, Cl AJ
5.600%, 10/12/2041 (D)	110	106
Citigroup Commercial Mortgage Trust, Ser 2006-C4, Cl A1A
5.742%, 03/15/2049 (D)	195	217
COMM Mortgage Trust, Ser SFS, Cl A1
1.873%, 04/12/2035 (C)	146	144
Commercial Mortgage Pass-Through Certificates, Ser 2006-C3, Cl AJ
5.989%, 06/15/2038 (D)	105	106
Commercial Mortgage Trust, Ser 2007-GG9, Cl AM
5.475%, 03/10/2039	26	28
Commercial Mortgage Trust, Ser 2007-GG9, Cl A4
5.444%, 03/10/2039	263	297

SEI Institutional Investments Trust / Annual Report / May 31, 2013	223

SCHEDULE OF INVESTMENTS

Multi-Asset Real Return Fund (Continued)

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
CW Capital Cobalt, Ser 2007-C3, Cl A4
5.985%, 05/15/2046 (D)	$310	$357
Extended Stay America Trust, Ser 2013-ESFL, Cl A2FL
0.898%, 12/05/2031 (C) (D)	140	140
Extended Stay America Trust, Ser 2013-ESH7, Cl A17
2.295%, 12/05/2031 (C)	180	177
First Horizon Alternative Mortgage Securities Trust, Ser 2006-FA3, Cl A9
6.000%, 07/25/2036	193	175
GS Mortgage Securites, Ser 2013-G1, Cl A1
2.059%, 04/10/2031 (C)	261	260
GS Mortgage Securities II, Ser 2006-GG6, Cl A4
5.553%, 04/10/2038 (D)	215	236
GS Mortgage Securities II, Ser 2012-GCJ9, Cl A3
2.773%, 11/10/2045	142	138
GS Mortgage Securities II, Ser 2013-KYO, Cl A
1.048%, 11/08/2029 (C) (D)	280	281
GS Mortgage Securities Trust, Ser 2012-GCJ7, Cl A4
3.377%, 05/10/2045	345	356
GS Mortgage Securities, Ser 2013-KING, Cl A
2.706%, 12/10/2027 (C)	287	292
IndyMac INDX Mortgage Loan Trust, Ser 2006-AR15, Cl A1
0.313%, 07/25/2036 (D)	217	167
IndyMac INDX Mortgage Loan Trust, Ser 2006-AR27, Cl 2A2
0.393%, 10/25/2036 (D)	230	198
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-CB19, Cl AM
5.910%, 02/12/2049 (D)	100	111
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LD11, Cl A4
6.002%, 06/15/2049 (D)	82	93
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LD12, Cl AM
6.200%, 02/15/2051 (D)	75	85
JPMorgan Chase Commercial Mortgage Securities, Ser 2010-C2, Cl A1
2.749%, 11/15/2043 (C)	143	149
LB-UBS Commercial Mortgage Trust, Ser 2007-C1, Cl A4
5.424%, 02/15/2040	305	345

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
LB-UBS Commercial Mortgage Trust, Ser 2007-C2, Cl A3
5.430%, 02/15/2040	$310	$345
Merrill Lynch Mortgage Trust, Ser 2005-CIP1, Cl A2
4.960%, 07/12/2038	92	93
Merrill Lynch Mortgage Trust, Ser 2006-C2, Cl A1A
5.739%, 08/12/2043 (D)	198	222
ML-CFC Commercial Mortgage Trust, Ser 2006-4, Cl A1A
5.166%, 12/12/2049 (D)	746	831
ML-CFC Commercial Mortgage Trust, Ser 2007-9, Cl A4
5.700%, 09/12/2049	300	342
Morgan Stanley Capital I Trust, Ser 2007-T27, Cl A1A
5.647%, 06/11/2042 (D)	461	531
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl A4
3.091%, 08/10/2049	98	98
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl A5
2.850%, 12/10/2045	194	189
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C5, Cl A4
3.185%, 03/10/2046	449	450
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C25, Cl A1A
5.728%, 05/15/2043 (D)	522	583
Wachovia Bank Commercial Mortgage Trust, Ser 2006-WL7A, Cl A2
0.318%, 09/15/2021 (C) (D)	210	209
WFRBS Commercial Mortgage Trust, Ser 2013-C14, Cl A5
3.337%, 06/15/2046	280	289

		9,060

Total Mortgage-Backed Securities (Cost $10,865) ($ Thousands)		10,904

FOREIGN BONDS — 2.4%
AngloGold Ashanti Holdings
5.375%, 04/15/2020	77	79
Asciano Finance
5.000%, 04/07/2018 (C)	130	143
Baidu
2.250%, 11/28/2017	200	199
Barclays Bank
7.625%, 11/21/2022	250	251
Barclays Bank MTN
6.625%, 03/30/2022	130	200
Basell Finance
8.100%, 03/15/2027 (C)	70	95

224	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
BBVA US Senior SAU
3.250%, 05/16/2014	$135	$136
Cia Minera Milpo SAA
4.625%, 03/28/2023 (C)	280	269
CNOOC Finance
3.000%, 05/09/2023	320	304
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.950%, 11/09/2022	250	249
Danske Bank MTN
5.684%, 12/31/2049 (D)	92	138
Delhaize Group
6.500%, 06/15/2017	115	132
Deutsche Telekom International Finance
8.750%, 06/15/2030	100	144
4.875%, 03/06/2042 (C)	170	173
Embraer
5.150%, 06/15/2022	48	51
Encana
3.900%, 11/15/2021	325	341
Gazprom OAO Via Gaz Capital MTN
6.212%, 11/22/2016	130	144
Gerdau Trade
5.750%, 01/30/2021 (C)	105	109
4.750%, 04/15/2023 (C)	200	194
Globo Comunicacao e Participacoes
5.307%, 05/11/2017 (C) (E)	200	212
HSBC Holdings
5.100%, 04/05/2021	40	46
4.000%, 03/30/2022	250	265
ING Bank
2.000%, 09/25/2015 (C)	220	223
KazMunayGas National JSC
7.000%, 05/05/2020 (C)	120	140
Korea National Oil
3.125%, 04/03/2017 (C)	200	206
LBG Capital No.2
15.000%, 12/21/2019	140	264
MTS International Funding
5.000%, 05/30/2023 (C)	200	198
Nomura Holdings MTN
2.000%, 09/13/2016	248	248
Perusahaan Listrik Negara
5.500%, 11/22/2021 (C)	200	214
Petronas Capital
5.250%, 08/12/2019 (C)	125	144
Rogers Communications
4.000%, 06/06/2022	20	20
Royal Bank of Scotland MTN
9.500%, 03/16/2022 (D)	40	47
Sociedad Quimica y Minera de Chile
3.625%, 04/03/2023 (C)	280	274
Standard Chartered MTN
4.000%, 07/12/2022 (D)	245	252
Talent Yield Investments
4.500%, 04/25/2022 (C)	200	210

Description		Face Amount ($ Thousands) (1)/Shares	Market Value ($ Thousands)
Telecom Italia Capital
7.175%, 06/18/2019		60	$71
Telefonaktiebolaget LM Ericsson
4.125%, 05/15/2022		180	184
Telefonica Emisiones SAU
5.462%, 02/16/2021		70	76
Vale
5.625%, 09/11/2042		210	196
Vodafone Group
6.150%, 02/27/2037		140	167
WPP Finance
4.750%, 11/21/2021		265	284

Total Foreign Bonds (Cost $7,207) ($ Thousands)			7,292

PREFERRED STOCK — 0.7%

Financials — 0.0%
Allstate		1,975	52

Materials — 0.7%
Vale ADR, Cl B		152,770	2,059

Total Preferred Stock (Cost $2,545) ($ Thousands)			2,111

SOVEREIGN DEBT — 0.2%
Indonesia Government International Bond
3.375%, 04/15/2023 (C)		300	284

Qatar Government International Bond
4.500%, 01/20/2022 (C)		200	221

Total Sovereign Debt (Cost $506) ($ Thousands)			505

TIME DEPOSITS — 2.1%
Brown Brothers Harriman
4.150%, 06/01/2013	ZAR	46	5
1.903%, 06/01/2013	AUD	7	7
0.484%, 06/01/2013	NOK	105	18
0.280%, 06/01/2013	CAD	12	12
0.100%, 06/01/2013	SEK	31	5
0.076%, 06/01/2013	GBP	18	27
0.030%, 06/01/2013		6,394	6,394
0.005%, 06/01/2013	SGD	5	4
0.005%, 06/01/2013	HKD	66	8
0.005%, 06/01/2013	JPY	350	3
0.001%, 06/01/2013	EUR	45	59

Total Time Deposits (Cost $6,542) ($ Thousands)			6,542

Total Investments — 111.8% (Cost $345,902) ($ Thousands)			$339,745

SEI Institutional Investments Trust / Annual Report / May 31, 2013	225

SCHEDULE OF INVESTMENTS

Multi-Asset Real Return Fund (Continued)

May 31, 2013

Description	Contracts	Market Value ($ Thousands)

PURCHASED OPTIONS — 0.0%

United States — 0.0%
iShares MSCI Emerging Markets Index, Expires 07/20/2013, Strike Price $41*	700	$88
S&P 500 Index, Expires 07/20/2013, Strike Price $1,500*	45	34

Total Purchased Options (Cost $118) ($ Thousands)		$122

WRITTEN OPTION — 0.0%

United States — 0.0%
Dec 2013 SPX U.S. Index, Expires 12/21/2013, Strike Price $1,750*	(45)	$(105)

Total Written Option (Premiums Received $34) ($ Thousands)		$(105)

A list of the open futures contracts held by the Fund at May 31, 2013, is as follows:

Type of Contracts	Number of Contract Short	Expiration Date	Unrealized Appreciation ($ Thousands)
U.S. 10-Year Treasury Note	(88)	Sep-2013	$92
U.S. 2-Year Treasury Note	(4)	Sep-2013	—
U.S. 5-Year Treasury Note	(48)	Oct-2013	5
U.S. Long Treasury Bond	(11)	Sep-2013	26

			$123

For the year ended May 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at May 31, 2013, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
6/4/13-7/2/13	BRL	14,670	USD	7,132	$277
6/7/13-9/17/13	CAD	10,639	USD	10,436	145
6/13/13	CNY	4,903	USD	789	(9)
6/13/13	NOK	7,333	USD	1,259	13
6/13/13	RUB	64,547	USD	2,070	53
6/13/13	SEK	2,085	USD	318	4
6/13/13	SGD	112	USD	91	2
6/13/13	THB	24,035	USD	818	25
6/13/13	TRY	273	USD	152	6
6/13/13	USD	366	BRL	769	(7)
6/13/13	USD	1,561	GBP	1,046	25
6/13/13	ZAR	4,243	USD	470	48
6/13/13-9/17/13	AUD	3,599	USD	3,667	222
6/13/13-9/17/13	EUR	8,898	USD	11,630	98
6/13/13-9/17/13	GBP	8,535	USD	13,127	188
6/13/13-9/17/13	JPY	514,223	USD	5,187	94
6/13/13-9/17/13	USD	5,771	CNY	36,212	125

					$1,309

A list of the counterparties for the open forward foreign currency contracts held by the Fund at May 31, 2013, is as follows:

Counterparty	Currency to Deliver (Thousands)	Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Barclays PLC	$(4,242)	$4,260	$18
BNP Paribas	(3,474)	3,532	58
Brown Brothers Harriman	(2,880)	2,980	100
Citigroup	(5,832)	5,894	62
Credit Suisse First Boston	(356)	361	5
Deutsche Bank	(743)	751	8
Goldman Sachs	(24,031)	24,700	669
HSBC	(4,032)	4,013	(19)
JPMorgan Chase Bank	(2,194)	2,244	50
Royal Bank of Canada	(9,030)	9,156	126
Royal Bank of Scotland	(4,977)	5,203	226
Standard Chartered Bank	(1,077)	1,068	(9)
UBS	(808)	823	15

			$1,309

For the year ended May 31, 2013, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the open swap agreements held by the Fund at May 31, 2013, is as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Termination Date		Notional Amount ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
Bank of America	CDX.NA.IG 19-V1 Index	SELL	1.00%	12/20/17		$(690)	$9
Bank of America	Societe Generale	SELL	3.00	12/20/17	EUR	(200)	7
Deutsche Bank	Anadarko Petroleum Corporation	SELL	1.00	09/20/17		(170)	7

							$23

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Barclays Bank PLC	1.10%	3 Month USD LIBOR	02/21/2017	$500	$(6)
Credit Suisse	3 Month USD LIBOR	2.09%	03/12/2022	250	—
JPMorgan Chase Bank	0.69	3 Month USD LIBOR	10/13/2013	4,910	(10)
Morgan Stanley	2.80	3 Month USD LIBOR	03/06/2042	330	27

226	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Interest Rate Swaps (continued)
Counterparty	Fund Pays	Fund Receives	Termination Date		Notional Amount ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Morgan Stanley	2.81%	3 Month USD LIBOR	02/21/2042		$450	$35
Morgan Stanley	1.57	6 Month EURIBOR	05/21/2023	EUR	1,550	31
Morgan Stanley	3M US LIBOR	2.02%	05/21/2023		1,780	(51)
Morgan Stanley	0.56	3 Month USD LIBOR	03/12/2014		3,880	(10)

						$16

Total Return Swaps
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
UBS Warburg	S&P 500 Total Return Index	Index Return	1-Month USD LIBOR Plus 45 Bps	03/17/14	$32,055	$529
JPMorgan Chase Bank	S&P 500 Total Return Index	Index Return	1-Month USD LIBOR Plus 30 Bps	04/15/14	919	15
UBS Warburg	S&P 500 Total Return Index	Index Return	1-Month USD LIBOR Plus 30 Bps	04/15/14	1,224	20
UBS Warburg	S&P 500 Total Return Index	Index Return	1-Month USD LIBOR Plus 30 Bps	04/15/14	2,143	35
Deutsche Bank	S&P 500 Total Return Index	Index Return	1-Month USD LIBOR Plus 32 Bps	05/15/14	1,988	33
Deutsche Bank	S&P 500 Total Return Index	Index Return	1-Month USD LIBOR Plus 46 Bps	06/16/14	9,997	—

						$632

For the year ended May 31, 2013, the total amount of all open swap agreements, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $303,899 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

(1)	In U.S. dollars unless otherwise indicated.

(A)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(B)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2013 was $29,895 ($ Thousands) and represented 9.84% of Net Assets.

(C)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2013. The date reported on the Schedule of Investments is the final maturity date.

(E)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on May 31, 2013. The coupon on a step bond changes on a specified date.

ADR — American Depositary Receipt

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

Cl — Class

CNY — Chinese Yuan

EUR — Euro

EURIBOR — Euro Interbank Offered Rate

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

NOK — Norwegian Krone

NVDR — Non-Voting Depositary Receipt

PLC — Public Limited Company

RUB — Russian Rouble

S&P — Standard & Poor’s

SEK — Swedish Krona

Ser — Series

SGD — Singapore Dollar

SPX — Standard & Poor’s 500 Index

TBA — To Be Announced

THB — Thai Bhat

TRY — Turkish New Lira

USD — United States Dollar

ZAR — South African Rand

The following is a list of the inputs used as of May 31, 2013, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$155,511	$—	$155,511
Registered Investment Company	57,938	—	—	57,938
Foreign Common Stock	13,724	29,895	—	43,619
Common Stock	31,873	—	—	31,873
Corporate Obligations	—	12,237	—	12,237
Asset-Backed Securities	—	11,213	—	11,213
Mortgage-Backed Securities	—	10,904	—	10,904
Foreign Bonds	—	7,292	—	7,292
Preferred Stock	2,059	52	—	2,111
Sovereign Debt	—	505	—	505
Time Deposits	6,542	—	—	6,542

Total Investments in Securities	$112,136	$227,609	$—	$339,745

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$—	$122	$—	$122
Written Option	—	(105)	—	(105)
Futures Contracts*	123	—	—	123
Forwards Contracts*	—	1,309	—	1,309
Credit Default Swaps*	—	23	—	23
Interest Rate Swaps*	—	16	—	16
Total Return Swaps*	—	632	—	632
Reverse Repurchase Agreements	—	(38,354)	—	(38,354)

Total Other Financial Instruments	$123	$(36,357)	$—	$(36,234)

*	Futures contracts, forwards contracts and swaps are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2013, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $ 0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	227

Statements of Assets and Liabilities ($ Thousands)

May 31, 2013

	Large Cap Fund		Large Cap Diversified Alpha Fund	Large Cap Disciplined Equity Fund		Large Cap Index Fund
ASSETS:
Investments at value†	$1,851,992	*	$296,083	$5,247,382	*	$2,159,619	*
Affiliated investments, at value††	115,688		16,839	367,288		173,851
Cash	52		1	62		769
Foreign currency, at value†††	—		—	—		—
Receivable for fund shares sold	12,797		422	15,045		167,788
Receivable for investment securities sold	71,508		20,599	200,658		—
Dividends and interest receivable	3,723		618	11,015		4,155
Receivable for variation margin	—		1	—		—
Foreign tax reclaim receivable	57		12	95		3
Prepaid expenses	10		2	28		11
Total Assets	2,055,827		334,577	5,841,573		2,506,196
LIABILITIES:
Payable upon return on securities loaned	86,698		—	210,764		125,066
Payable for investment securities purchased	12,501		1,004	10,417		113,154
Payable for fund shares redeemed	57,618		23,451	115,027		52,999
Payable to custodian	—		—	—		—
Payable for variation margin	824		471	4,116		805
Investment advisory fees payable	300		65	770		18
Chief Compliance Officer fees payable	5		1	16		6
Trustees fees payable	4		1	13		5
Accrued expense payable	40		7	135		55
Total Liabilities	157,990		25,000	341,258		292,108
Net Assets	$1,897,837		$309,577	$5,500,315		$2,214,088
†Cost of investments	1,363,390		250,867	4,514,524		1,623,720
††Cost of affiliated investments	115,688		16,839	370,008		173,674
†††Cost of foreign currency	—		—	—		—
* Includes market value of securities on loan	83,441		—	202,848		120,266
NET ASSETS:
Paid-in-Capital — (unlimited authorization — no par value)	$1,331,011		$343,644	$5,003,002		$1,687,882
Undistributed net investment income	5,494		97	—		7,007
Accumulated net realized gain (loss) on investments, option contracts, swaptions, futures, securities sold short, swap contracts and foreign currency	72,846		(79,263)	(238,865)		(19,926)
Net unrealized appreciation on investments and option contracts	488,602		45,216	730,138		536,076
Net unrealized appreciation (depreciation) on futures contracts	(116)		(117)	6,040		3,049
Net unrealized depreciation on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—		—	—		—
Net Assets	$1,897,837		$309,577	$5,500,315		$2,214,088
Net Asset Value, Offering and Redemption Price Per Share — Class A	$20.94		$11.59	$13.24		$140.87
	($1,897,837,154 ÷ 90,647,258 shares	)	($309,576,929 ÷ 26,713,982 shares )	($5,500,314,801 ÷ 415,458,360 shares	)	($2,214,088,286 ÷ 15,717,295 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

228	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Extended Market Index Fund		Small Cap Fund		Small Cap II Fund		Small/Mid Cap Equity Fund		U.S. Managed Volatility Fund		International Equity Fund

$168,057	*	$ 761,135	*	$223,326	*	$2,071,670	*	$1,068,611		$ 227,596
17,219		200,464		51,249		555,925		42,176		3,132
301		8		—		35		116		—
—		—		—		—		13		33
27,736		387		4,217		18,594		37,279		—
—		7,191		1,718		18,379		—		—
131		442		139		1,649		2,642		1,017
—		—		—		—		—		4
—		4		—		—		—		277
—		4		1		11		5		1
213,444		969,635		280,650		2,666,263		1,150,842		232,060

13,401		173,278		41,130		467,277		—		—
21,959		6,972		2,120		26,108		170		—
3,919		9,903		15,520		17,617		3,995		153
—		—		4		—		—		—
37		161		81		615		450		38
8		319		90		842		212		72
—		3		1		6		3		1
—		2		—		5		3		1
13		21		7		48		29		134
39,337		190,659		58,953		512,518		4,862		399
$174,107		$ 778,976		$221,697		$2,153,745		$1,145,980		$ 231,661
160,849		661,799		187,635		1,715,141		900,832		221,141
17,206		200,464		51,249		555,925		42,176		3,132
—		—		—		—		13		33
12,767		166,755		39,632		449,160		—		—

$166,219		$ 817,040		$178,527		$1,607,817		$ 933,522		$ 622,176
304		1,010		168		6,933		4,009		4,172
185		(138,363)		7,311		181,285		40,473		(401,069)
7,221		99,336		35,691		356,529		167,779		6,455
178		(47)		—		1,181		197		(43)
—		—		—		—		—		(30)
$174,107		$ 778,976		$221,697		$2,153,745		$1,145,980		$ 231,661

$10.77		$15.42		$12.23		$15.69		$13.54		$7.73
($174,106,808 ÷ 16,159,967 shares	)	($778,975,979 ÷ 50,531,879 shares	)	($221,697,344 ÷ 18,120,416 shares	)	($2,153,744,936 ÷ 137,234,750 shares	)	($1,145,980,097 ÷ 84,639,784 shares	)	($231,660,757 ÷ 29,969,426 shares )

SEI Institutional Investments Trust / Annual Report / May 31, 2013	229

Statements of Assets and Liabilities ($ Thousands)

May 31, 2013

	World Equity Ex-US Fund	Screened World Equity Ex-US Fund	Opportunistic Income Fund
ASSETS:
Investments at value†	$6,072,317 *	$59,975	$321,417
Affiliated investments, at value††	595,845	2,590	687,875
Cash	—	5	156
Foreign currency, at value†††	5,708	100	—
Receivable for fund shares sold	146,225	35	131,031
Receivable for investment securities sold	21,965	649	1,899
Dividends and interest receivable	20,881	183	1,338
Receivable for variation margin	61	—	9
Foreign tax reclaim receivable	1,813	55	1
Unrealized gain on foreign spot currency contracts	27	1	—
Unrealized gain on forward foreign currency contracts	—	—	—
Swap contracts at value††††	—	—	—
Options purchased, at value†††††	—	—	—
Swaptions purchased, at value†††††	—	—	—
Prepaid expenses	32	—	3
Total Assets	6,864,874	63,593	1,143,729
LIABILITIES:
Payable upon return on securities loaned	570,537	—	—
Payable for investment securities purchased	43,752	972	146,003
Payable for fund shares redeemed	53,699	32	1,031
Income distribution payable	—	—	—
Swap contracts at value††††	—	—	—
Options written, at value†††††	—	—	—
Payable to custodian	1,254	—	—
Payable for variation margin	293	16	—
Unrealized loss on foreign spot currency contracts	17	—	—
Unrealized loss on forward foreign currency contracts	—	—	—
Investment advisory fees payable	1,714	16	129
Chief Compliance Officer fees payable	17	—	2
Trustees fees payable	14	—	2
Accrued expense payable	648	36	40
Accrued foreign capital gains tax on appreciated securities	77	—	—
Total Liabilities	672,022	1,072	147,207
Net Assets	$6,192,852	$62,521	$996,522
†Cost of investments	5,376,217	55,319	320,007
††Cost of affiliated investments	595,845	2,590	691,905
†††Cost of foreign currency	5,858	108	—
††††Cost (Premiums received)	—	—	—
†††††Cost (Premiums received)	—	—	—
* Includes market value of securities on loan	540,135	—	—
NET ASSETS:
Paid-in-Capital — (unlimited authorization — no par value)	$5,917,904	$72,695	$1,028,680
Undistributed (distributions in excess of) net investment income	71,744	579	11,315
Accumulated net realized gain (loss) on investments, option contracts, swaptions, futures, securities sold short, swap contracts and foreign currency	(492,268)	(15,478)	(40,856)
Net unrealized appreciation (depreciation) on investments, option contracts and swaptions contracts	696,100	4,656	(2,620)
Net unrealized appreciation (depreciation) on futures contracts	(2)	81	3
Net unrealized appreciation (depreciation) on swap contracts	—	—	—
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(549)	(12)	—
Accumulated foreign capital gains tax on appreciated securities	(77)	—	—
Net Assets	$6,192,852	$62,521	$996,522
Net Asset Value, Offering and Redemption Price Per Share — Class A	$11.51	$8.66	$8.26
	($6,192,852,336 ÷ 538,234,955 shares )	($62,521,478 ÷ 7,215,619 shares )	($996,521,570 ÷ 120,588,965 shares )

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

230	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Core Fixed Income Fund		High Yield Bond Fund		Long Duration Fund	Long Duration Corporate Bond Fund		Ultra Short Duration Bond Fund		Emerging Markets Debt Fund

$6,657,837	*	$2,077,785		$3,261,455	$2,053,168		$506,777		$1,315,622	*
481,629		57,458		66,885	30,302		648		5,164
148		—		—	—		94		815
3,322		—		—	—		—		2,008
173,455		40,765		27,969	—		39,175		48,361
832,891		21,292		97,488	11,063		11,872		25,718
32,749		30,781		33,689	24,553		1,161		22,223
1,208		—		427	237		23		—
—		—		—	—		—		—
—		—		—	—		—		12
1,711		—		—	—		—		6,012
2,606		—		676	—		—		32,614
430		—		—	—		—		443
2,890		—		—	—		—		—
22		11		19	5		2		7
8,190,898		2,228,092		3,488,608	2,119,328		559,752		1,458,999

185,815		—		—	—		—		5,164
1,379,586		46,024		58,487	29,303		37,075		33,026
137,615		17,258		106,423	6,479		12		3,706
474		249		372	—		12		—
1,240		1,064		46	—		—		289
373		—		—	—		—		—
4		342		4	—		—		—
433		—		433	213		—		—
—		—		—	—		—		12
286		—		—	—		—		4,234
674		511		421	256		42		507
20		6		10	6		1		4
22		5		9	5		1		3
138		82		112	114		16		161
—		—		—	—		—		—
1,706,680		65,541		166,317	36,376		37,159		47,106
$6,484,218		$2,162,551		$3,322,291	$2,082,952		$522,593		$1,411,893
6,519,666		1,973,300		3,134,869	2,091,261		505,756		1,291,393
481,629		57,458		66,885	30,302		648		5,164
3,313		—		—	—		—		2,014
320		(1,174)		243	—		—		33,116
3,002		—		—	—		—		617
180,372		—		—	—		—		4,863

$6,343,250		$2,043,696		$3,203,380	$2,115,766		$521,876		$1,381,260
(344)		9,647		(1,544)	17		41		(6,914)
(2,264)		4,613		(6,035)	5,164		(350)		12,719
138,116		104,485		126,586	(38,093)		1,021		24,055
2,997		—		(483)	98		5		—
1,046		110		387	—		—		(791)
1,417		—		—	—		—		1,564
—		—		—	—		—		—
$6,484,218		$2,162,551		$3,322,291	$2,082,952		$522,593		$1,411,893
$10.54		$10.01		$8.75	$9.93		$10.04		$11.11
($6,484,218,472 ÷ 615,089,488 shares	)	($2,162,550,629 ÷ 215,996,750 shares	)	($3,322,290,948 ÷ 379,488,771 shares )	($2,082,951,752 ÷ 209,843,014 shares	)	($522,592,869 ÷ 52,045,507 shares	)	($1,411,892,949 ÷ 127,108,694 shares	)

SEI Institutional Investments Trust / Annual Report / May 31, 2013	231

Statements of Assets and Liabilities ($ Thousands)

May 31, 2013

	Real Return Fund		Dynamic Asset Allocation Fund		Multi-Asset Real Return Fund
ASSETS:
Investments at value†	$250,180		$1,117,413		$339,745
Affiliated investments, at value††	—		5,703		—
Cash	728		2		13
Foreign currency, at value†††	—		—		13
Cash pledged as collateral for forward foreign currency contracts, future contracts and swap contracts	—		—		50
Receivable for fund shares sold	3,036		61,613		71,080
Receivable for investment securities sold	—		—		348
Dividends and interest receivable	1,027		2,304		1,204
Receivable for variation margin	—		—		31
Foreign tax reclaim receivable	—		6		6
Unrealized gain on forward foreign currency contracts	—		6,953		1,325
Unrealized gain on foreign spot currency contracts	—		21		3
Swap contracts, at value††††	—		—		755
Options purchased, at value†††††	—		2,490		122
Prepaid expenses	1		4		1
Total Assets	254,972		1,196,509		414,696
LIABILITIES:
Payable for investment securities purchased	—		54,593		71,972
Payable for fund shares redeemed	3,095		6,173		144
Swap contracts, at value††††	—		—		76
Options written, at value†††††	—		—		105
Reverse repurchase agreements	—		—		38,354
Unrealized loss on foreign spot currency contracts	—		21		59
Unrealized loss on forward foreign currency contracts	—		—		16
Investment advisory fees payable	19		55		46
Chief Compliance Officer fees payable	1		3		1
Trustees fees payable	—		2		1
Accrued expense payable	5		31		23
Total Liabilities	3,120		60,878		110,797
Net Assets	$251,852		$1,135,631		$303,899
†Cost of investments and repurchase agreements	250,130		992,130		345,902
††Cost of affiliated investments	—		5,703		—
†††Cost of foreign currency	—		—		14
††††Cost (Premiums received)	—		—		8
†††††Cost (Premiums received)	—		1,479		84
NET ASSETS:
Paid-in-Capital — (unlimited authorization — no par value)	$250,957		$990,377		$314,509
Undistributed (distributions in excess of) net investment income	854		(4,737)		(2,634)
Accumulated net realized gain (loss) on investments, option contracts, swaptions, futures, securities sold short, swap contracts and foreign currency	(9)		16,744		(3,798)
Net unrealized appreciation (depreciation) on investments and option contracts	50		126,294		(6,224)
Net unrealized appreciation on futures contracts	—		—		123
Net unrealized appreciation on swap contracts	—		—		671
Net unrealized appreciation on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—		6,953		1,252
Net Assets	$251,852		$1,135,631		$303,899
Net Asset Value, Offering and Redemption Price Per Share — Class A	$9.86		$12.81		$9.19
	($251,851,628 ÷ 25,531,241 shares	)	($1,135,631,333 ÷ 88,649,047 shares	)	($303,898,888 ÷ 33,077,101 shares )

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

232	SEI Institutional Investments Trust / Annual Report / May 31, 2013

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Statements of Operations ($ Thousands)

For the year/period ended May 31, 2013

	Large Cap Fund	Large Cap Diversified Alpha Fund	Large Cap Disciplined Equity Fund	Large Cap Index Fund
Investment Income
Dividends	$37,622	$5,654	$112,878	$39,828
Dividends from affiliated registered investment company	32	6	126	22
Interest income	2	—	41	18
Security lending income — net	523	—	633	329
Less: foreign taxes withheld	(194)	(34)	(145)	(42)
Total Investment Income	37,985	5,626	113,533	40,155
Expenses:
Investment advisory fees	7,650	1,251	23,100	3,084
Administration fees	956	156	2,887	907
Trustee fees	22	4	68	21
Chief Compliance Officer fees	8	1	22	9
Custodian/wire agent fees	95	15	292	96
Professional fees	61	10	174	62
Printing fees	17	2	48	18
Registration fees	13	2	32	15
Interest expense	1	—	1	—
Overdraft fees	—	—	—	—
Other expenses	39	8	172	38
Total Expenses	8,862	1,449	26,796	4,250
Less:
Waiver of investment advisory fees	(4,107)	(513)	(14,254)	(2,863)
Waiver of administration fees	(956)	(156)	(2,887)	(907)
Fees paid indirectly(1)	(112)	(13)	(90)	(8)
Net Expenses	3,687	767	9,565	472
Net Investment Income	34,298	4,859	103,968	39,683
Net Realized and Unrealized Gain (Loss) on Investments:
Investments	122,141	38,601	690,778	(10,432)
Affiliated investments	(487)	—	(142,653)	(838)
Futures contracts	5,031	1,453	93,476	5,862
Foreign currency transactions	—	—	(49)	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	311,229	26,090	478,770	396,890
Affiliated investments	895	—	169,226	1,096
Futures contracts	1,717	340	36,701	6,480
Foreign currency and translation of other assets and liabilities denominated in foreign currencies	—	—	—	—
Net Increase in Net Assets Resulting from Operations	$474,824	$71,343	$1,430,217	$438,741

(1)	See Note 5 in the Notes to Financial Statements.
(2)	Commenced operations on February 28, 2013.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

234	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Extended Market Index Fund(2)	Small Cap Fund	Small Cap II Fund	Small/Mid Cap Equity Fund	U.S. Managed Volatility Fund	International Equity Fund

$400	$10,548	$2,315	$29,391	$26,162	$9,350
1	17	5	372	13	4
—	4	—	32	2	3
3	1,527	115	3,062	—	300
(1)	(14)	—	(42)	(160)	(742)
403	12,082	2,435	32,815	26,017	8,915

34	5,284	1,166	14,411	6,047	1,697
14	406	90	1,109	465	168
—	10	2	26	11	4
—	3	1	9	5	1
5	41	9	112	50	225
2	26	6	68	34	7
1	7	2	19	9	3
5	5	4	10	5	2
—	—	—	—	1	—
—	—	—	—	—	11
2	22	4	48	18	65
63	5,804	1,284	15,812	6,645	2,183

(17)	(1,504)	(331)	(4,376)	(3,928)	(524)
(14)	(406)	(90)	(1,109)	(465)	(168)
—	(36)	—	(166)	—	—
32	3,858	863	10,161	2,252	1,491
371	8,224	1,572	22,654	23,765	7,424

198	74,940	4,675	230,355	45,678	19,453
—	(4,405)	—	(6,026)	—	(581)
4	7,092	3,382	11,933	5,699	2,500
—	1	—	13	(75)	(489)

7,221	118,796	37,698	309,246	135,581	54,595
—	6,111	—	8,479	—	776
178	1,963	23	2,725	396	628
—	—	—	—	2	79
$7,972	$212,722	$47,350	$579,379	$211,046	$84,385

SEI Institutional Investments Trust / Annual Report / May 31, 2013	235

Statements of Operations ($ Thousands)

For the year/period ended May 31, 2013

	World Equity Ex-US Fund	Screened World Equity Ex-US Fund	Opportunistic Income Fund
Investment Income
Dividends	$162,421	$1,439	$—
Dividends from affiliated registered investment company	83	1	20
Interest income	88	1	7,698
Security lending income — net	5,936	—	—
Less: foreign taxes withheld	(13,698)	(101)	—
Total Investment Income	154,830	1,340	7,718
Expenses:
Investment advisory fees	32,065	377	2,141
Administration fees	2,915	29	238
Trustee fees	68	1	6
Chief Compliance Officer fees	27	—	3
Custodian/wire agent fees	715	68	24
Professional fees	198	10	20
Printing fees	54	1	5
Registration fees	36	—	18
Interest expense	—	—	—
Overdraft fees	39	—	—
Other expenses	157	29	40
Total Expenses	36,274	515	2,495
Less:
Waiver of investment advisory fees	(13,000)	(198)	(1,246)
Waiver of administration fees	(2,915)	(29)	(238)
Fees paid indirectly(1)	(66)	—	—
Net Expenses	20,293	288	1,011
Net Investment Income	134,537	1,052	6,707
Net Realized and Unrealized Gain (Loss) on Investments:
Investments	159,623	1,877	(253)
Affiliated investments	(2,282)	—	—
Futures contracts	31,664	305	13
Purchased and written options	—	—	—
Swap contracts	—	—	—
Foreign currency transactions	(4,774)	(28)	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	1,018,112	9,629	16,531
Affiliated investments	3,594	—	—
Futures contracts	14,968	164	10
Purchased and written options	—	—	—
Purchased swaptions	—	—	—
Swap contracts	—	—	—
Foreign capital gains tax	(77)	—	—
Foreign currency and translation of other assets and liabilities denominated in foreign currencies	(3,829)	(70)	—
Net Increase in Net Assets Resulting from Operations	$1,351,536	$12,929	$23,008

(1)	See Note 5 in the Notes to Financial Statements.
(2)	Commenced operations on June 29, 2012.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

236	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Core Fixed Income Fund	High Yield Bond Fund	Long Duration Fund	Long Duration Corporate Bond Fund(2)	Ultra Short Duration Bond Fund	Emerging Markets Debt Fund

$—	$266	$—	$—	$—	$—
240	38	32	15	3	—
202,021	154,359	155,691	74,591	4,041	69,596
132	—	—	—	—	3
(1)	(34)	—	—	—	(108)
202,392	154,629	155,723	74,606	4,044	69,491

22,837	9,988	11,721	5,273	531	11,194
3,806	1,024	1,954	879	177	658
90	24	48	11	4	15
34	9	15	9	2	6
407	104	211	63	17	312
250	63	133	45	12	45
70	18	31	11	3	12
32	12	11	58	7	13
—	1	—	—	—	—
—	—	—	—	—	13
174	183	241	12	8	191
27,700	11,426	14,365	6,361	761	12,459

(14,366)	(4,172)	(6,040)	(2,812)	(164)	(5,499)
(3,806)	(1,024)	(1,954)	(879)	(177)	(658)
—	—	—	—	—	—
9,528	6,230	6,371	2,670	420	6,302
192,864	148,399	149,352	71,936	3,624	63,189

158,750	60,535	307,949	21,118	724	53,768
(8,383)	—	—	—	—	(150)
4,693	—	(4,788)	(3,170)	105	(164)
451	—	—	—	—	78
(5,760)	(3,867)	(180)	—	—	8,812
3,475	—	—	—	—	12,904

(125,397)	87,189	(418,911)	(38,093)	1,700	(17,148)
9,047	—	—	—	—	209
7,719	—	(1,799)	98	18	304
317	—	—	—	—	(174)
6	—	—	—	—	—
5,899	517	267	—	—	(791)
—	—	—	—	—	—

(69)	—	—	—	—	(2,230)
$243,612	$292,773	$31,890	$51,889	$6,171	$118,607

SEI Institutional Investments Trust / Annual Report / May 31, 2013	237

Statements of Operations ($ Thousands)

For the year ended May 31, 2013

	Real Return Fund	Dynamic Asset Allocation Fund	Multi-Asset Real Return Fund
Investment Income
Dividends	$—	$15,389	$1,608
Dividends from affiliated registered investment company	—	3	—
Interest income	2,543	4,514	1,195
Security lending income — net	—	—	—
Less: foreign taxes withheld	—	(6)	(93)
Total Investment Income	2,543	19,900	2,710
Expenses:
Investment advisory fees	572	4,579	1,042
Administration fees	130	382	95
Trustee fees	3	9	2
Chief Compliance Officer fees	1	4	1
Custodian/wire agent fees	4	39	22
Professional fees	8	28	7
Printing fees	2	7	2
Registration fees	1	12	2
Interest expense	—	—	66
Overdraft fees	—	—	1
Other expenses	8	15	4
Total Expenses	729	5,075	1,244
Less:
Waiver of investment advisory fees	(315)	(3,927)	(545)
Waiver of administration fees	(130)	(382)	(95)
Fees paid indirectly(1)	—	—	—
Net Expenses	284	766	604
Net Investment Income	2,259	19,134	2,106
Net Realized and Unrealized Gain (Loss) on Investments:
Investments	3,710	80	716
Futures contracts	46	—	26
Written options	—	(3,059)	(475)
Swap contracts	—	20,596	(7,917)
Foreign currency transactions	—	(844)	271
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(6,178)	156,987	1,955
Futures contracts	—	—	212
Purchased and written options	—	1,011	(38)
Swap contracts	—	—	421
Foreign currency and translation of other assets and liabilities denominated in foreign currencies	—	(16,776)	12
Net Increase (Decrease) in Net Assets Resulting from Operations	$(163)	$177,129	$(2,711)

(1)	See Note 5 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

238	SEI Institutional Investments Trust / Annual Report / May 31, 2013

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Statements of Changes in Net Assets ($ Thousands)

For the years or period ended May 31,

	Large Cap Fund		Large Cap Diversified Alpha Fund		Large Cap Disciplined Equity Fund
	2013	2012	2013	2012	2013	2012
Operations:
Net investment income	$34,298	$23,651	$4,859	$4,554	$103,968	$102,848
Net realized gain (loss) from investments, affiliated investments, futures contracts and swap contracts	126,685	70,057	40,054	21,195	641,601	807,200
Net realized gain (loss) on foreign currency transactions	—	(41)	—	—	(49)	—
Net change in unrealized appreciation (depreciation) on investments, affiliated investments and future contracts	313,841	(103,035)	26,430	(27,770)	684,697	(982,230)
Net Increase (Decrease) in Net Assets Resulting from Operations	474,824	(9,368)	71,343	(2,021)	1,430,217	(72,182)
Dividends and Distributions From:
Net investment income:
Class A	(33,960)	(22,774)	(5,999)	(3,329)	(140,201)	(106,581)
Net realized gains:
Class A	(50,275)	(66,801)	—	—	—	—
Total Dividends and Distributions	(84,235)	(89,575)	(5,999)	(3,329)	(140,201)	(106,581)
Capital Share Transactions:(1)
Class A:
Proceeds from shares issued	422,969	728,348	46,493	50,166	1,013,176	1,161,661
Reinvestment of dividends & distributions	82,864	87,922	5,414	2,988	136,946	105,099
Cost of shares redeemed	(772,763)	(559,756)	(128,581)	(91,077)	(2,376,213)	(3,425,587)
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(266,930)	256,514	(76,674)	(37,923)	(1,226,091)	(2,158,827)
Net Increase (Decrease) in Net Assets	123,659	157,571	(11,330)	(43,273)	63,925	(2,337,590)
Net Assets:
Beginning of Period	1,774,178	1,616,607	320,907	364,180	5,436,390	7,773,980
End of Period	$1,897,837	$1,774,178	$309,577	$320,907	$5,500,315	$5,436,390
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Period End	$5,494	$5,122	$97	$1,216	$—	$18,169

(1)	See Note 6 in the Notes to Financial Statements for additional information.
(2)	Includes subscriptions as a result of an in-kind transfers of securities (see Note 10).
(3)	Commenced operations on February 28, 2013.
(4)	Commenced operations on April 10, 2012.
Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

240	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Large Cap Index Fund		Extended Market Index Fund(3)	Small Cap Fund		Small Cap II Fund(4)
2013	2012	2013	2013	2012	2013	2012

$39,683	$18,484	$371	$8,224	$6,101	$1,572	$79
(5,408)	53,371	202	77,627	59,833	8,057	(118)
—	—	—	1	(4)	—	—
404,466	(81,490)	7,399	126,870	(128,827)	37,721	(2,030)
438,741	(9,635)	7,972	212,722	(62,897)	47,350	(2,069)

(37,390)	(16,211)	(84)	(10,108)	(4,874)	(1,541)	—

(17,633)	—	—	—	—	(570)	—
(55,023)	(16,211)	(84)	(10,108)	(4,874)	(2,111)	—

1,122,773	721,565 (2)	172,091	119,337	332,632	246,977	64,135
54,321	15,668	84	8,729	4,151	2,031	—
(602,393)	(225,853)	(5,956)	(304,936)	(238,605)	(134,616)	—
574,701	511,380	166,219	(176,870)	98,178	114,392	64,135
958,419	485,534	174,107	25,744	30,407	159,631	62,066

1,255,669	770,135	—	753,232	722,825	62,066	—
$2,214,088	$1,255,669	$174,107	$778,976	$753,232	$221,697	$62,066
$7,007	$4,580	$304	$1,010	$2,209	$168	$81

SEI Institutional Investments Trust / Annual Report / May 31, 2013	241

Statements of Changes in Net Assets ($ Thousands)

For the years ended May 31,

	Small/Mid Cap Equity Fund			U.S. Managed Volatility Fund
	2013	2012		2013	2012
Operations:
Net investment income	$22,654	$15,889		$23,765	$8,044
Net realized gain (loss) from investments, affiliated Investments, written options, written swaptions futures contracts and swap contracts	236,262	179,350		51,377	8,768
Net realized gain (loss) on foreign currency transactions	13	(54)		(75)	20
Net change in unrealized appreciation (depreciation) on investments, affiliated investments, written options, future contracts and swap contracts	320,450	(384,540)		135,977	4,900
Net change in unrealized appreciation (depreciation) on foreign cap gains tax	—	—		—	—
Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	—		2	(2)
Net Increase (Decrease) in Net Assets Resulting from Operations	579,379	(189,355)		211,046	21,730
Dividends and Distributions From:
Net investment income:
Class A	(25,590)	(15,466)		(22,592)	(5,773)
Net realized gains:
Class A	(15,141)	—		(16,946)	(25,157)
Total Dividends and Distributions	(40,731)	(15,466)		(39,538)	(30,930)
Capital Share Transactions:(1)
Class A:
Proceeds from shares issued	437,273	425,868		510,717	671,544
Reinvestment of dividends & distributions	40,334	15,310		38,191	30,591
Cost of shares redeemed	(843,868)	(570,081	)(2)	(296,518)	(104,664)
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(366,261)	(128,903)		252,390	597,471
Net Increase (Decrease) in Net Assets	172,387	(333,724)		423,898	588,271
Net Assets:
Beginning of Year	1,981,358	2,315,082		722,082	133,811
End of Year	$2,153,745	$1,981,358		$1,145,980	$722,082
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Year End	$6,933	$8,634		$4,009	$2,688

(1)	See Note 6 in the Notes to Financial Statements for additional information.
(2)	Includes redemptions as a result of an in-kind transfers of securities (see Note 10).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

242	SEI Institutional Investments Trust / Annual Report / May 31, 2013

International Equity Fund		World Equity Ex-US Fund		Screened World Equity Ex-US Fund		Opportunistic Income Fund
2013	2012	2013	2012	2013	2012	2013	2012

$7,424	$10,379	$134,537	$106,328	$1,052	$811	$6,707	$4,754
21,372	(17,819)	189,005	(109,876)	2,182	(594)	(240)	697
(489)	(648)	(4,774)	(4,166)	(28)	6	—	—
55,999	(108,105)	1,036,674	(989,578)	9,793	(11,635)	16,541	(1,147)
	—	(77)	126	—	—	—	—
79	(5)	(3,829)	2,877	(70)	44	—	—
84,385	(116,198)	1,351,536	(994,289)	12,929	(11,368)	23,008	4,304

(9,490)	(9,424)	(119,081)	(92,739)	(1,070)	(992)	(8,743)	(5,179)

—	—	—	—	—	—	—	—
(9,490)	(9,424)	(119,081)	(92,739)	(1,070)	(992)	(8,743)	(5,179)

49,109	106,213	1,900,967	1,951,943	11,231	16,382	795,292	15,632
8,501	8,534	116,860	90,489	818	806	8,488	5,015
(225,540)	(210,941)	(1,681,364)	(1,460,559)	(10,143)	(10,916)	(40,482)	(96,090)
(167,930)	(96,194)	336,463	581,873	1,906	6,272	763,298	(75,443)
(93,035)	(221,816)	1,568,918	(505,155)	13,765	(6,088)	777,563	(76,318)

324,696	546,512	4,623,934	5,129,089	48,756	54,844	218,959	295,277
$231,661	$324,696	$6,192,852	$4,623,934	$62,521	$48,756	$996,522	$218,959

$4,172	$6,204	$71,744	$56,700	$579	$508	$11,315	$6,855

SEI Institutional Investments Trust / Annual Report / May 31, 2013	243

Statements of Changes in Net Assets ($ Thousands)

For the years or period ended May 31,

	Core Fixed Income Fund		High Yield Bond Fund		Long Duration Fund		Long Duration Corporate Bond Fund(3)
	2013	2012	2013	2012	2013	2012	2013
Operations:
Net investment income	$192,864	$211,110	$148,399	$156,694	$149,352	$174,841	$71,936
Net realized gain (loss) from investments, affiliated investments, purchased and written options, written swaptions, futures contracts and swap contracts	149,751	163,254	56,668	35,646	302,981	294,664	17,948
Net realized gain (loss) on foreign currency transactions	3,475	3,946	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments, affiliated investments, written options futures contracts and swap contracts	(102,409)	131,762	87,706	(87,084)	(420,443)	319,516	(37,995)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	(69)	1,067	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	243,612	511,139	292,773	105,256	31,890	789,021	51,889
Dividends and Distributions From:
Net investment income:
Class A	(206,754)	(225,294)	(144,390)	(153,356)	(148,715)	(174,335)	(71,980)
Net realized gains:
Class A	(99,113)	(122,557)	—	(3,009)	(248,307)	(218,280)	(12,723)
Return of capital:
Class A	—	—	—	—	—	—	—
Total Dividends and Distributions	(305,867)	(347,851)	(144,390)	(156,365)	(397,022)	(392,615)	(84,703)
Capital Share Transactions:(1)
Class A:
Proceeds from shares issued	2,956,412 (2)	1,895,597	620,108	692,062	1,135,778 (2)	2,181,318 (2)	2,340,569 (2)
Reinvestment of dividends & distributions	296,639	334,995	139,881	152,411	384,646	388,384	84,678
Cost of shares redeemed	(3,787,895)	(2,073,962)	(660,601)	(817,607)	(3,330,376)	(991,887)	(309,481)
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(534,844)	156,630	99,388	26,866	(1,809,952)	1,577,815	2,115,766
Net Increase (Decrease) in Net Assets	(597,099)	319,918	247,771	(24,243)	(2,175,084)	1,974,221	2,082,952
Net Assets:
Beginning of Period	7,081,317	6,761,399	1,914,780	1,939,023	5,497,375	3,523,154	—
End of Period	$6,484,218	$7,081,317	$2,162,551	$1,914,780	$3,322,291	$5,497,375	$2,082,952
Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at Period End	$(344)	$(5,117)	$9,647	$2,053	$(1,544)	$12	$17

(1)	See Note 6 in the Notes to Financial Statements for additional information.
(2)	Includes subscriptions as a result of an in-kind transfer of securities (see Note 10).
(3)	Commenced operations on June 29, 2012.
(4)	Commenced operations on July 29, 2011.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

244	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Ultra Short Duration Bond Fund		Emerging Markets Debt Fund		Real Return Fund		Dynamic Asset Allocation Fund		Multi-Asset Real Return Fund(4)
2013	2012	2013	2012	2013	2012	2013	2012	2013	2012

$3,624	$4,873	$63,189	$68,258	$2,259	$8,154	$19,134	$(497)	$2,106	$1,267
829	54	62,344	24,704	3,756	7,917	17,617	42,339	(7,650)	(3,848)
—	—	12,904	(142)	—	—	(844)	—	271	196
1,718	(731)	(17,600)	(50,426)	(6,178)	(9,367)	157,998	(43,624)	2,550	(7,980)
—	—	(2,230)	3,983	—	—	(16,776)	23,729	12	1,240
6,171	4,196	118,607	46,377	(163)	6,704	177,129	21,947	(2,711)	(9,125)

(4,073)	(5,251)	(93,938)	(70,422)	(4,654)	(10,472)	(23,239)	—	(970)	(166)

—	—	(52,794)	(10,680)	(5,838)	(6,909)	(30,576)	(22,339)	—	—

—	—	—	—	—	—	—	—	(194)	—
(4,073)	(5,251)	(146,732)	(81,102)	(10,492)	(17,381)	(53,815)	(22,339)	(1,164)	(166)

565,825 (2)	315,607	445,867	330,816	42,921	60,444	508,259	201,504	201,232	173,818
3,958	5,230	142,096	78,720	9,256	15,092	52,931	19,948	1,056	161
(347,511)	(334,917)	(262,863)	(288,584)	(71,531)	(152,230)	(101,522)	(75,756)	(34,577)	(24,625)
222,272	(14,080)	325,100	120,952	(19,354)	(76,694)	459,668	145,696	167,711	149,354
224,370	(15,135)	296,975	86,227	(30,009)	(87,371)	582,982	145,304	163,836	140,063

298,223	313,358	1,114,918	1,028,691	281,861	369,232	552,649	407,345	140,063	—
$522,593	$298,223	$1,411,893	$1,114,918	$251,852	$281,861	$1,135,631	$552,649	$303,899	$140,063
$41	$(33)	$(6,914)	$7,259	$854	$3,155	$(4,737)	$(492)	$(2,634)	$(279)

SEI Institutional Investments Trust / Annual Report / May 31, 2013	245

Statement of Cash Flows ($ Thousands)

For the year ended May 31, 2013

Multi-Asset Real Return Fund
Cash Flows from Operating Activities:
Net decrease in net asset resulting from operations	$(2,711)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investment securities	(277,400)
Proceeds from sale of investment securities	96,889
Net realized gain from investments	(609)
Net change in unrealized appreciation on investments	(1,955)
Amortization/accretion of premiums/discounts	1,509
Proceeds of written & purchased options	(521)
Proceeds from sales of written & purchased options	157
Net realized loss on written & purchased options	475
Net change in unrealized depreciation on written & purchased options	38
Increase in swap contracts, at value	(444)
Decrease in foreign currency	87
Increase in cash pledged as collateral	(38)
Increase in receivable for investment securities sold	(291)
Increase in dividends and interest receivable	(406)
Increase in foreign tax reclaim receivable	(4)
Unrealized gain on forward foreign currency contracts	(65)
Unrealized loss on foreign spot currency contracts	56
Increase in prepaid expenses	(1)
Increase in payable for investment securities purchased	71,436
Increase in reverse repurchase agreements	14,877
Decrease in variation margin payable	(48)
Increase in investment advisory fees payable	12
Increase in chief compliance officer fees payable	1
Increase in trustees fees payable	1
Decrease in accrued expense payable	(1)
Net Cash Used in Operating Activities	(98,956)
Cash Flows from Financing Activities:
Proceeds from shares issued	130,608
Payments on shares redeemed	(34,484)
Distributions from net investment income	(108)
Net Cash Provided by Financing Activities	96,016
Net Change in Cash	(2,940)
Cash at Beginning of Year	2,953
Cash at End of Year	$13
Supplemental Information Cash Flows from Net Operating Activities:
Interest paid	$66

The accompanying notes are an integral part of the financial statements.

246	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Financial Highlights

For the years or periods ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Large Cap Fund
Class A
2013	$17.07	$0.34	$4.38	$4.72	$(0.33)		$(0.52)	$(0.85)	$20.94	28.44%	$1,897,837	0.19	%(6)	0.19	%(6)	0.46	%(6)	1.79%	47%
2012	18.40	0.25	(0.61)	(0.36)	(0.24)		(0.73)	(0.97)	17.07	(1.69)	1,774,178	0.26	(3)	0.26	(3)	0.47	(3)	1.47	83
2011	14.84	0.22	3.56	3.78	(0.22)		—	(0.22)	18.40	25.70	1,616,607	0.26		0.26		0.47		1.35	85
2010	12.55	0.23	2.28	2.51	(0.22)		—	(0.22)	14.84	20.05	1,230,382	0.26		0.26		0.47		1.56	72
2009	18.75	0.28	(6.22)	(5.94)	(0.26)		—	(0.26)	12.55	(31.73)	526,421	0.25		0.26		0.48		2.16	81
Large Cap Diversified Alpha Fund
Class A
2013	$9.41	$0.16	$2.22	$2.38	$(0.20)		$—	$(0.20)	$11.59	25.66%	$309,577	0.24%		0.24%		0.46%		1.55%	82%
2012	9.53	0.13	(0.16)	(0.03)	(0.09)		—	(0.09)	9.41	(0.24)	320,907	0.31		0.31		0.47		1.40	101
2011	7.69	0.11	1.88	1.99	(0.15)		—	(0.15)	9.53	26.09	364,180	0.31		0.31		0.47		1.30	143
2010	6.35	0.09	1.34	1.43	(0.09)		—	(0.09)	7.69	22.61	352,500	0.31		0.31		0.47		1.26	95
2009	10.23	0.10	(3.91)	(3.81)	(0.07	)**	—	(0.07)	6.35	(37.33)	331,002	0.48	*	0.48	*	0.64		1.41	132
Large Cap Disciplined Equity Fund
Class A
2013	$10.58	$0.21	$2.73	$2.94	$(0.28)		$—	$(0.28)	$13.24	28.24%	$5,500,315	0.17	%(5)	0.17	%(5)	0.46	%(5)	1.80%	109%
2012	10.87	0.16	(0.29)	(0.13)	(0.16)		—	(0.16)	10.58	(1.14)	5,436,390	0.18	(4)	0.18	(4)	0.47	(4)	1.54	93
2011	8.86	0.15	2.08	2.23	(0.22)		—	(0.22)	10.87	25.39	7,773,980	0.18		0.18		0.47		1.54	118
2010	7.36	0.15	1.49	1.64	(0.14)		—	(0.14)	8.86	22.32	6,960,762	0.18		0.18		0.47		1.74	104
2009	12.07	0.16	(4.75)	(4.59)	(0.12	)***	—	(0.12)	7.36	(38.18)	6,043,119	0.19		0.19		0.47		1.97	108
Large Cap Index Fund
Class A
2013	$113.85	$2.77	$28.02	$30.79	$(2.61)		$(1.16)	$(3.77)	$140.87	27.55%	$2,214,088	0.03%		0.03%		0.23%		2.18%	14%
2012	117.49	2.26	(3.78)	(1.52)	(2.12)		—	(2.12)	113.85	(1.24)	1,255,669	0.06		0.06		0.24		2.01	12
2011	94.53	2.01	22.98	24.99	(2.03)		—	(2.03)	117.49	26.77	770,135	0.06		0.06		0.24		1.91	17
2010	78.92	2.01	15.53	17.54	(1.93)		—	(1.93)	94.53	22.34	509,120	0.06		0.06		0.24		2.17	11
2009	121.02	2.13	(41.96)	(39.83)	(2.13)		(0.14)	(2.27)	78.92	(32.99)	353,892	0.06		0.06		0.25		2.56	18
Extended Market Index Fund
2013(7)	$10.00	$0.03	$0.75	$0.78	$(0.01)		$—	$(0.01)	$10.77	7.84%	$174,107	0.11%		0.11%		0.22%		1.30%	4%
Small Cap Fund
Class A
2013	$12.04	$0.13	$3.42	$3.55	$(0.17)		$—	$(0.17)	$15.42	29.71%	$778,976	0.47%		0.47%		0.71%		1.01%	85%
2012	13.49	0.11	(1.47)	(1.36)	(0.09)		—	(0.09)	12.04	(10.11)	753,232	0.54		0.54		0.72		0.88	85
2011	10.69	0.09	2.84	2.93	(0.13)		—	(0.13)	13.49	27.56	722,825	0.54		0.54		0.72		0.76	86
2010	7.97	0.08	2.73	2.81	(0.09)		—	(0.09)	10.69	35.32	1,339,748	0.53		0.54		0.72		0.86	106
2009	12.42	0.11	(4.37)	(4.26)	(0.19)		—	(0.19)	7.97	(34.27)	985,860	0.52		0.54		0.72		1.26	122
Small Cap II Fund
Class A
2013	$9.62	$0.09	$2.64	$2.73	$(0.09)		$(0.03)	$(0.12)	$12.23	28.54%	$221,697	0.48%		0.48%		0.72%		0.88%	113%
2012(2)	10.00	0.02	(0.40)	(0.38)	—		—	—	9.62	(3.80)	62,066	0.59		0.59		0.78		1.07	9

*	The expense ratio includes dividend and interest expenses on short sales. Had these expenses been excluded, the ratios would have been 0.31% and 0.32% for the year ended May 31, 2009.
**	Includes a return of capital of $0.05 per share.
***	Includes a return of capital of $0.10 per share.
†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Commenced operations on April 10, 2012. All ratios for the period have been annualized.
(3)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.26%, 0.26% and 0.47%, respectively.
(4)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.18%, 0.18% and 0.47%, respectively.
(5)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.17%, 0.17% and 0.46%, respectively.
(6)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.19%, 0.19% and 0.46%, respectively.
(7)	Commenced operations on February 28, 2013. All ratios for the period have been annualized.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	247

Financial Highlights

For the years or periods ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Small/Mid Cap Equity Fund
Class A
2013	$12.34	$0.14	$3.45	$3.59	$(0.15)	$(0.09)	$(0.24)	$15.69	29.49%	$2,153,745	0.46%	0.46%	0.71%	1.02%	92%
2012	13.62	0.09	(1.28)	(1.19)	(0.09)	—	(0.09)	12.34	(8.71)	1,981,358	0.49	0.49	0.72	0.77	84
2011	10.53	0.08	3.07	3.15	(0.06)	—	(0.06)	13.62	29.99	2,315,082	0.49	0.49	0.72	0.68	99
2010	7.85	0.08	2.71	2.79	(0.11)	—	(0.11)	10.53	35.79	2,064,443	0.49	0.50	0.72	0.79	97
2009	12.22	0.12	(4.36)	(4.24)	(0.13)	—	(0.13)	7.85	(34.70)	1,724,824	0.48	0.50	0.72	1.40	125
U.S. Managed Volatility Fund
Class A
2013	$11.39	$0.32	$2.37	$2.69	$(0.31)	$(0.23)	$(0.54)	$13.54	24.19%	$1,145,980	0.24%	0.24%	0.71%	2.55%	41%
2012	12.15	0.25	0.01	0.26	(0.21)	(0.81)	(1.02)	11.39	2.62	722,082	0.35	0.35	0.73	2.25	44
2011	11.16	0.22	2.72	2.94	(0.23)	(1.72)	(1.95)	12.15	28.97	133,811	0.35	0.35	0.72	1.92	114
2010	9.55	0.22	1.78	2.00	(0.22)	(0.17)	(0.39)	11.16	21.12	255,094	0.35	0.35	0.72	2.04	58
2009(2)	10.00	0.09	(0.51)	(0.42)	(0.03)	—	(0.03)	9.55	(4.16)	237,860	0.35	0.35	0.75	2.31	31
International Equity Fund
Class A
2013	$6.20	$0.16	$1.55	$1.71	$(0.18)	$—	$(0.18)	$7.73	27.87%	$231,661	0.44%	0.44%	0.65%	2.21%	52%
2012	8.07	0.17	(1.87)	(1.70)	(0.17)	—	(0.17)	6.20	(21.10)	324,696	0.45	0.45	0.65	2.48	59
2011	6.37	0.18	1.82	2.00	(0.30)	—	(0.30)	8.07	31.81	546,512	0.41	0.41	0.63	2.42	107
2010	6.08	0.15	0.27	0.42	(0.13)	—	(0.13)	6.37	6.68	605,479	0.39	0.39	0.64	2.25	153
2009	11.12	0.21	(5.15)	(4.94)	(0.09)	(0.01)	(0.10)	6.08	(44.32)	704,876	0.39 (4)	0.39 (4)	0.61 (4)	3.03	200
World Equity Ex-US Fund
Class A
2013	$9.24	$0.25	$2.24	$2.49	$(0.22)	$—	$(0.22)	$11.51	27.11%	$6,192,852	0.35%	0.35%	0.62%	2.30%	52%
2012	11.71	0.23	(2.50)	(2.27)	(0.20)	—	(0.20)	9.24	(19.36)	4,623,934	0.45	0.45	0.63	2.28	56
2011	9.09	0.23	2.59	2.82	(0.20)	—	(0.20)	11.71	31.12	5,129,089	0.45	0.45	0.64	2.12	85
2010	8.39	0.20	0.72	0.92	(0.22)	—	(0.22)	9.09	10.74	3,712,614	0.45	0.45	0.65	2.10	149
2009	14.56	0.26	(6.43)	(6.17)	—	—	—	8.39	(42.38)	2,721,757	0.45 (5)	0.45 (5)	0.66 (5)	3.03	171
Screened World Equity Ex-US Fund
Class A
2013	$7.02	$0.15	$1.64	$1.79	$(0.15)	$—	$(0.15)	$8.66	25.69%	$62,521	0.50%	0.50%	0.89%	1.81%	76%
2012	9.01	0.13	(1.97)	(1.84)	(0.15)	—	(0.15)	7.02	(20.39)	48,756	0.74	0.74	0.93	1.63	76
2011	7.04	0.12	1.98	2.10	(0.13)	—	(0.13)	9.01	29.93	54,844	0.77	0.77	1.06	1.42	89
2010	6.42	0.13	0.58	0.71	(0.09)	—	(0.09)	7.04	11.00	68,743	0.80	0.80	1.06	1.69	161
2009(3)	10.00	0.14	(3.66)	(3.52)	(0.06)	—	(0.06)	6.42	(35.12)	52,107	0.80	0.80	1.10	2.38	101
Opportunistic Income Fund
Class A
2013	$7.97	$0.12	$0.34	$0.46	$(0.17)	$—	$(0.17)	$8.26	5.78%	$996,522	0.21%	0.26%	0.52%	1.41%	26%
2012	7.95	0.15	0.04	0.19	(0.17)	—	(0.17)	7.97	2.49	218,959	0.41	0.41	0.53	1.94	58
2011	7.69	0.13	0.31	0.44	(0.18)	—	(0.18)	7.95	5.81	295,277	0.41	0.41	0.53	1.68	17
2010	6.95	0.21	0.67	0.88	(0.14)	—	(0.14)	7.69	12.66	115,519	0.41	0.41	0.54	2.85	12
2009	9.11	0.22	(2.22)	(2.00)	(0.16)*	—	(0.16)	6.95	(22.20)	165,113	0.41	0.41	0.54	2.91	27

*	Includes a return of capital of $0.04 per share.
†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(2)	Commenced operations on December 30, 2008. All ratios for the period have been annualized.
(3)	Commenced operations on June 30, 2008. All ratios for the period have been annualized.
(4)	The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios would have been 0.39%, 0.39% and 0.61%, respectively.
(5)	The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios would have been 0.45%, 0.45% and 0.66%, respectively.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

248	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Financial Highlights

For the years or periods ended May 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Core Fixed Income Fund
Class A
2013	$10.63	$0.27	$0.06		$0.33	$(0.29)	$(0.13)	$(0.42)	$10.54	3.12%	$6,484,218	0.13%		0.13%		0.36%		2.53%	315%
2012	10.39	0.34	0.47		0.81	(0.36)	(0.21)	(0.57)	10.63	7.98	7,081,317	0.14		0.14		0.37		3.21	386
2011	10.35	0.38	0.44		0.82	(0.39)	(0.39)	(0.78)	10.39	8.17	6,761,399	0.16	(3)	0.16	(3)	0.38	(3)	3.60	422
2010	9.42	0.47	0.95		1.42	(0.49)	—	(0.49)	10.35	15.34	5,705,708	0.14		0.14		0.37		4.71	242
2009	9.95	0.52	(0.38)		0.14	(0.52)	(0.15)	(0.67)	9.42	1.85	4,540,593	0.14		0.14		0.37		5.56	411
High Yield Bond Fund
Class A
2013	$9.30	$0.71	$0.69		$1.40	$(0.69)	$—	$(0.69)	$10.01	15.46%	$2,162,551	0.30	%(11)	0.30	%(11)	0.56	%(11)	7.23%	72%
2012	9.58	0.74	(0.29)		0.45	(0.72)	(0.01)	(0.73)	9.30	5.09	1,914,780	0.35	(8)	0.35	(8)	0.56	(8)	7.97	50
2011	8.74	0.79	0.81		1.60	(0.76)	(0.00)‡	(0.76)	9.58	19.06	1,939,023	0.35		0.35		0.56		8.48	90
2010	7.00	0.84	1.72		2.56	(0.80)	(0.02)	(0.82)	8.74	37.60	1,634,608	0.35		0.35		0.56		10.03	110
2009	9.17	0.80	(2.14)		(1.34)	(0.77)	(0.06)	(0.83)	7.00	(13.79)	1,239,271	0.35		0.35		0.56		11.34	79
Long Duration Fund
Class A
2013	$9.65	$0.36	$(0.25)		$0.11	$(0.36)	$(0.65)	$(1.01)	$8.75	0.78%	$3,322,291	0.16%		0.16%		0.37%		3.80%	96%
2012	8.83	0.41	1.42		1.83	(0.42)	(0.59)	(1.01)	9.65	21.70	5,497,375	0.20		0.20		0.37		4.45	121
2011	8.69	0.44	0.46		0.90	(0.43)	(0.33)	(0.76)	8.83	10.74	3,523,154	0.20	(5)	0.20	(5)	0.37	(5)	5.03	85
2010	7.77	0.45	0.93		1.38	(0.46)	—	(0.46)	8.69	18.11	2,736,187	0.20		0.20		0.37		5.42	113
2009	8.57	0.39	(0.72)		(0.33)	(0.47)	—	(0.47)	7.77	(3.89)	1,489,047	0.20		0.20		0.39		4.88	95
Long Duration Corporate Bond Fund
Class A
2013(9)	$10.00	$0.39	$0.00‡		$0.39	$(0.39)	$(0.07)	$(0.46)	$9.93	3.75%	$2,082,952	0.15%		0.15%		0.36%		4.08%	100%
Ultra Short Duration Bond Fund
Class A
2013	$9.95	$0.10	$0.11		$0.21	$(0.12)	$—	$(0.12)	$10.04	2.14%	$522,593	0.12%		0.12%		0.21%		1.02%	178%
2012	9.99	0.11	(0.02)		0.09	(0.13)	—	(0.13)	9.95	0.86	298,223	0.16		0.16		0.21		1.14	222
2011(4)	10.00	0.04	(0.01)		0.03	(0.04)	—	(0.04)	9.99	0.33	313,358	0.18		0.18		0.23		1.65	23
Emerging Markets Debt Fund
Class A
2013	$11.22	$0.56	$0.65		$1.21	$(0.84)	$(0.48)	$(1.32)	$11.11	10.64%	$1,411,893	0.48%		0.48%		0.94%		4.79%	119%
2012	11.60	0.73	(0.22)		0.51	(0.77)	(0.12)	(0.89)	11.22	4.67	1,114,918	0.55		0.55		0.93		6.43	55
2011	10.47	0.78	0.91		1.69	(0.56)	—	(0.56)	11.60	16.51	1,028,691	0.55		0.55		0.93		6.89	75
2010	9.27	0.84	1.40		2.24	(1.04)	—	(1.04)	10.47	24.93	989,598	0.55		0.55		0.93		8.12	66
2009	10.42	0.75	(1.19)		(0.44)	(0.71)	—	(0.71)	9.27	(3.55)	901,226	0.55		0.55		0.94		8.56	78
Real Return Fund
Class A
2013	$10.29	$0.09	$(0.10)		$(0.01)	$(0.18)	$(0.24)	$(0.42)	$9.86	(0.15)%	$251,852	0.11%		0.11%		0.28%		0.87%	97%
2012	10.67	0.29	(0.07)		0.22	(0.35)	(0.25)	(0.60)	10.29	2.15	281,861	0.20		0.20		0.28		2.75	96
2011	10.41	0.31	0.37		0.68	(0.21)	(0.21)	(0.42)	10.67	6.65	369,232	0.20		0.20		0.28		2.90	69
2010	10.11	0.33	0.24		0.57	(0.27)	—	(0.27)	10.41	5.70	326,758	0.29		0.29		0.55		3.18	205
2009	10.99	0.21	(0.27)		(0.06)	(0.82)*	—	(0.82)	10.11	(0.17)	260,477	0.36		0.36		0.78		2.01	148
Dynamic Asset Allocation Fund
Class A
2013	$11.14	$0.30	$2.20		$2.50	$(0.35)	$(0.48)	$(0.83)	$12.81	23.75%	$1,135,631	0.10%		0.10%		0.66%		2.50%	35%
2012	11.26	(0.01)	0.39		0.38	—	(0.50)	(0.50)	11.14	3.73	552,649	0.50		0.50		0.67		(0.10)	140
2011(2)	10.00	(0.04)	1.49		1.45	—	(0.19)	(0.19)	11.26	14.66	407,345	0.50		0.50		0.67		(0.39)	0
Multi-Asset Real Return Fund
Class A
2013	$9.25	$0.11	$(0.10	)(12)	$0.01	$(0.07)**	$—	$(0.07)	$9.19	0.07%	$303,899	0.32	%(10)	0.32	%(10)	0.66	%(10)	1.11%	49%
2012(6)	10.00	0.10	(0.84)		(0.74)	(0.01)	—	(0.01)	9.25	(7.37)	140,063	0.41	(7)	0.41	(7)	0.66	(7)	1.23	58

*	Includes a return of capital of $0.06 per share.
**	Includes a return of capital of $0.01 per share.
†	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.
‡	Amount represents less than $0.01.
(1)	Per share net investment income (loss) and net realized and unrealized gains (losses) calculated using average shares.
(2)	Commenced operations on July 30, 2010. All ratios for the period have been annualized.
(3)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.14%, 0.14% and 0.36%, respectively.
(4)	Commenced operations on February 28, 2011. All ratios for the period have been annualized.
(5)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.20%, 0.20% and 0.37%, respectively.
(6)	Commenced operations on July 29, 2011. All ratios for the period have been annualized.
(7)	The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios would have been 0.39%, 0.39% and 0.64%, respectively.
(8)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.35%, 0.35% and 0.56%, respectively.
(9)	Commenced operations on June 29, 2012. All ratios for the period have been annualized.
(10)	The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratio would have been 0.29%, 0.29% and 0.63%, respectively.
(11)	The expense ratio includes interest expense. Had this expense been excluded, the ratios would have been 0.30%, 0.30% and 0.56%, respectively.
(12)	The amount shown for the year ended May 31, 2013, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	249

Notes to Financial Statements

May 31, 2013

1. ORGANIZATION

SEI Institutional Investments Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Trust commenced operations on June 14, 1996.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with 25 registered funds: Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Extended Market Index, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Managed Volatility, International Equity, World Equity Ex-US, Screened World Equity Ex-US, Opportunistic Income, Core Fixed Income, High Yield Bond, Long Duration, Long Duration Corporate Bond, Ultra Short Duration Bond, Emerging Markets Debt, Real Return, Dynamic Asset Allocation, Multi-Asset Real Return, Strategic U.S. Large Cap Equity, Emerging Markets Equity and Global Equity Funds (each a “Fund,” collectively, the “Funds”) each of which are diversified Funds with the exception of the Emerging Markets Debt and Multi-Asset Real Return Funds. The Trust is registered to offer Class A shares of all Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectus provides a description of each Fund’s investment objectives, policies, and strategies.

Effective January 1, 2013, the Enhanced LIBOR Opportunities Fund changed its name to the Opportunistic Income Fund.

As of May 31, 2013, the Strategic U.S. Large Cap Equity, Emerging Markets Equity and Global Equity Funds have not yet commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) and are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations acquired with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, continuously monitors the reliability of prices obtained from any pricing service and will notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Trust’s Fair Value Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are determined to be unreliable or cannot be valued using methodologies described above are valued in accordance with fair value procedures established by the Trust’s Board of Trustees. The Trust’s fair value procedures are implemented through the Committee designated by the Trust’s Board of Trustees. The Committee is currently composed of two members of the Board of Trustees, as well as representatives from SIMC and its affiliates. The Committee provides regular reports to the Board concerning investments for which market prices are not readily available or may be unreliable. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: (i) the facts giving rise to the need to fair value; (ii) the last trade price; (iii) the performance of the market or the issuer’s industry; (iv) the liquidity of the security; (v) the size of the holding in a Fund; or (vi) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

250	SEI Institutional Investments Trust / Annual Report / May 31, 2013

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, the adviser or sub-adviser may request that a Fair Value Committee Meeting be called. In addition, the Trust’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Fair Value Committee Meeting should be called based on the information provided.

The International Equity, World Equity Ex-US, Screened World Equity Ex-US and Multi-Asset Real Return Funds that hold international securities also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by these funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, these funds that hold international securities will value the non-U.S. securities within that fund that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

Options and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options and warrants not traded on a national securities exchange are valued at the last quoted bid price.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in a orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 —	quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)
Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the New York Stock Exchange. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. For certain collateralized debt obligations, corporate obligations, mortgage backed securities, auction rate preferred securities and loan participations where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended May 31, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	251

Notes to Financial Statements (Continued)

May 31, 2013

For the year ended May 31, 2013, there have been no significant changes to the Trust’s fair valuation methodologies. For details of the investment classification, reference the Summary Schedules of Investments/Schedules of Investments.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Repurchase Agreements — To the extent consistent with its investment objective and strategies, a Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Fund’s policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Reverse Repurchase Agreements — To the extent consistent with its investment objective and strategies, a Fund may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in an account with the broker. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds under the reverse repurchase agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

Reverse repurchase agreements outstanding as of May 31, 2013 were as follows:

Multi-Asset Real Return Fund
Principal Amount ($ Thousands)	Counterparty	Value ($ Thousands)
$8,580	Bank of America, 0.14%	$8,580
8,182	JPMorgan, 0.16%	8,182
6,597	JPMorgan, 0.16%	6,597
6,121	Bank of America, 0.14%	6,121
3,102	Morgan Stanley, 0.15%	3,102
2,162	Bank of America, 0.14%	2,162
1,448	Bank of America, 0.14%	1,448
1,103	Bank of America, 0.14%	1,103
1,059	Bank of America, 0.14%	1,059

		$38,354

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. A Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

252	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments or Summary Schedule of Investments for details regarding open forward foreign currency contracts as of May 31, 2013, if applicable.

Futures Contracts — To the extent consistent with its investment objective and strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments or Summary Schedule of Investments for details regarding open futures contracts as of May 31, 2013, if applicable.

Options/Swaptions Written/Purchased — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/ swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The Core Fixed Income, Dynamic Asset Allocation and Multi-Asset Real Return Funds had options/swaption contracts as of May 31, 2013, as disclosed in the Funds’ Schedules of Investments or Summary Schedule of Investments.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments or Summary Schedule of Investments for details regarding open option/swaption contracts as of May 31, 2013, if applicable.

Securities Sold Short — To the extent consistent with its investment objective and strategies, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. That Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until a Fund closes its short position or replaces the borrowed security, that Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover a Fund’s short positions. As of May 31, 2013, none of the Funds held any short positions.

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund may invest in swap contracts mainly as an efficient means to take and manage risk in the portfolio, including interest rate risk, credit risk and overall yield sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange

SEI Institutional Investments Trust / Annual Report / May 31, 2013	253

Notes to Financial Statements (Continued)

May 31, 2013

returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Credit default swaps involve the periodic payment by a Fund or counterparty of interest based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the outstanding principal of the downgraded debt instrument. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage-backed securities, bank debt and corporate bonds), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR (London Interbank Offered Rate) or some other form of index on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or losses. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. In connection with swap agreements, securities/cash may be set aside as collateral by a Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio; protect a Fund’s value from changes in interest rates; or expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statements of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. Refer to each Fund’s Schedule of Investments or Summary Schedule of Investments for details regarding open swap agreements as of May 31, 2013, if applicable.

Forward Treasury Commitments — To the extent consistent with its investment objective and strategies, a Fund may invest in commitments to purchase U.S. Treasury securities on an extended settlement basis. Such transactions involve the commitment to purchase a security with payment and delivery taking place in the future, sometimes a month or more after the transaction date. The Funds account for such transactions as purchases and sales and record an unrealized gain or loss each day equal to the difference between the cost of the purchase commitment and the current market value. Realized gains or losses are recorded upon closure or settlement of such commitments. No interest is earned prior to settlement of the transaction. These instruments are subject to market fluctuation due to changes in interest rates and the market value at the time of settlement could be higher or lower than the purchase price. A Fund may incur losses due to changes in the value of the underlying treasury securities from interest rate fluctuations or as a result of counterparty nonperformance.

Delayed Delivery Transactions — To the extent consistent with its investment objective and strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by those Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, that Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Those Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When those Funds have sold a security on a delayed delivery basis, that Fund does not participate in future gains and losses with respect to the security.

Loan Participations and Brady Bonds — To the extent consistent with its investment objective and strategies, a Fund may invest in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in this Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. This Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

254	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Collateralized Debt Obligations — To the extent consistent with its investment objective and strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust, typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for

Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Extended Market Index, Small Cap, Small Cap II, Small/Mid Cap Equity, U.S. Managed Volatility, Opportunistic Income, Emerging Markets Debt, Real Return and Multi-Asset Real Return Funds; declared daily and paid monthly for the Core Fixed Income, High Yield Bond, Long Duration, Long Duration Corporate Bond and Ultra Short Duration Bond Funds; declared and paid at least annually for the International Equity, World Equity Ex-US, Screened World Equity Ex-US and Dynamic Asset Allocation Funds. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Restricted Securities — As of May 31, 2013, the following Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, these Funds have generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these private placement investments. The acquisition dates of these investments, the enforceable right to acquire these private placement investments, along with the cost and values at May 31, 2013, were as follows:

	Number of Shares/ Face Amount ($ Thousands)	Acquisition Date	Right to Acquire Date	Cost ($ Thousands)	Market Value ($ Thousands)	% of Net Assets

Small Cap Fund
Titanium Asset Management	132,700	8/6/07	8/6/07	$792	$105	0.01%

Small/Mid Cap Equity Fund
Titanium Asset Management	147,000	8/6/07	8/6/07	$867	$116	0.01%

High Yield Bond Fund
Aventine (Escrow Security)	$2,600	11/30/10	11/30/10	$—	$1	0.00%
VSS AHC, Cl A	29,628	9/25/09	9/25/09	551	354	0.02

				$551	$355	0.02%

SEI Institutional Investments Trust / Annual Report / May 31, 2013	255

Notes to Financial Statements (Continued)

May 31, 2013

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. CREDIT DERIVATIVES

To the extent consistent with its investment objective and strategies, a Fund may enter into credit default swaps to simulate long and short bond positions that are either unavailable or considered to be less attractively priced in the bond market. A Fund uses these swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset-backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Certain Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty.

As of May 31, 2013, the High Yield Bond, Core Fixed Income and Long Duration Funds are the buyers (“receiving protection”) on a total notional amount of $17.9 million, $15.3 million and $5.0 million, respectively. Additionally, the Core Fixed Income and Multi-Asset Real Return Funds are the sellers (“providing protection”) on a total notional amount of $3.6 million and $1.1 million, respectively. The notional amounts of the swaps are not recorded in the financial statements; however the notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event were to occur. Those credit default swaps (“CDS”) for which the Fund is providing protection at balance sheet date are summarized as follows:

CORE FIXED INCOME FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$(27,351)	—	—	—	$(27,351)
Maximum potential amount of future payments	3,560,000	—	—	—	3,560,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	—	—	—	—	—
Collateral held by the Fund can obtain upon occurrence of triggering event	—	—	—	—	—

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

256	SEI Institutional Investments Trust / Annual Report / May 31, 2013

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
CORE FIXED INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-200	—	—	—	$3,560,000	—	$3,560,000
> than 200	—	—	—	—	—	—
Total				$3,560,000		$3,560,000

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

MULTI-ASSET REALRETURN FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$19,531	—	—	$10,827	$30,358
Maximum potential amount of future payments	429,202	—	—	690,000	1,119,202
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	—	—	—	—	—
Collateral held by the Fund can obtain upon occurrence of triggering event	—	—	—	—	—

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
MULTI-ASSET REALRETURN FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	—	—	$860,000	—	—	$860,000
100-200	—	—	259,202	—	—	259,202
> than 200	—	—	—	—	—	—
Total	—	—	$1,119,202	—	—	$1,119,202

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE TRANSACTIONS

The fair value of derivative instruments as of May 31, 2013 was as follows:

	Asset Derivatives			Liability Derivatives
	Year ended May 31, 2013 ($ Thousands)			Year ended May 31, 2013 ($ Thousands)
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:

Core Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$3,869	*	Net Assets — Unrealized depreciation on futures contracts	$872	*
	Net Assets — Unrealized appreciation on swap contracts	2,332	†	Net Assets — Unrealized depreciation on swap contracts	1,213	†
	Options purchased, at value	430		Options written, at value	373
	Swaptions purchased, at value	2,890		Swaptions written, at value	—
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	1,712		Unrealized loss on forward foreign currency contracts	287
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	97	†	Net Assets — Unrealized depreciation on swap contracts	170	†

Total Derivatives not accounted for as hedging instruments		$11,330			$2,915

Long Duration Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$1,546	*	Net Assets — Unrealized depreciation on futures contracts	$2,029	*†
	Net Assets — Unrealized appreciation on swap contracts	676	†	Net Assets — Unrealized depreciation on swap contracts	—
Credit contracts	Net Assets — Unrealized depreciation on swap contracts	—	†	Net Assets — Unrealized depreciation on swap contracts	289	†

Total Derivatives not accounted for as hedging instruments		$2,222			$2,318

SEI Institutional Investments Trust / Annual Report / May 31, 2013	257

Notes to Financial Statements (Continued)

May 31, 2013

	Asset Derivatives			Liability Derivatives
	Year ended May 31, 2013 ($ Thousands)			Year ended May 31, 2013 ($ Thousands)
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Emerging Markets Debt Fund
Interest rate contracts	Net Assets — Unrealized appreciation on swap contracts	$49	†	Net Assets — Unrealized depreciation on swap contracts	$296	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	6,012		Unrealized loss on forward foreign currency contracts	4,234
	Options purchased, at value	443		Options written, at value	—
Equity contracts	Net Assets — Unrealized appreciation on swap contracts	166	†	Net Assets — Unrealized depreciation on swap contracts	710	†

Total Derivatives not accounted for as hedging instruments		$6,670			$5,240

Dynamic Asset Allocation Fund
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	$6,953		Unrealized loss on forward foreign currency contracts	$—
Equity contracts	Options purchased, at value	2,490		Options written, at value	—

Total Derivatives not accounted for as hedging instruments		$9,443			$—

Multi-Asset Real Return Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$123	*	Net Assets — Unrealized depreciation on futures contracts	$—	*
	Net Assets — Unrealized appreciation on swap contracts	93	†	Net Assets — Unrealized depreciation on swap contracts	77	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	1,325		Unrealized loss on forward foreign currency contracts	16
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	23	†	Net Assets — Unrealized depreciation on swap contracts	—	†
Equity contracts	Net Assets — Unrealized appreciation on swap contracts	632	†	Net Assets — Unrealized depreciation on swap contracts	—	†
	Options purchased, at value	122		Options written, at value	105

Total Derivatives not accounted for as hedging instruments		$2,318			$198

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.
†	Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities for swap contracts that have paid premiums.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2013.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Options	Futures	Forward Currency Contracts	Swaps	Total
International Equity Fund
Foreign exchange contracts	$—	$—	$(11)	$—	$(11)
Equity contracts	—	2,500	—	—	2,500
Total	$—	$2,500	$(11)	$—	$2,489
World Equity Ex-US Fund
Foreign exchange contracts	$—	$—	$614	$—	$614
Equity contracts	—	31,664	—	—	31,664
Total	$—	$31,664	$614	$—	$32,278
Screened World Equity Ex-US Fund
Foreign exchange contracts	$—	$—	$16	$—	$16
Equity contracts	—	305	—	—	305
Total	$—	$305	$16	$—	$321
Core Fixed Income Fund
Interest rate contracts	$332	$4,693	$—	$(2,187)	$2,838
Foreign exchange contracts	—	—	6,244	—	6,244
Credit contracts	119	—	—	(3,573)	(3,454)
Total	$451	$4,693	$6,244	$(5,760)	$5,628
Long Duration Fund
Interest rate contracts	$—	$(4,788)	$—	$(170)	$(4,958)
Credit contracts	—	—	—	(10)	(10)
Total	$—	$(4,788)	$—	$(180)	$(4,968)

258	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Derivatives Not Accounted for as Hedging Instruments	Options	Futures	Forward Currency Contracts	Swaps	Total
Emerging Markets Debt Fund
Interest rate contracts	$—	$(164)	$—	$246	$82
Foreign exchange contracts	78	—	9,840	—	9,918
Equity contracts	—	—	—	3,147	3,147
Credit contracts	—	—	—	5,419	5,419
Total	$78	$(164)	$9,840	$8,812	$18,566
Dynamic Asset Allocation Fund
Foreign exchange contracts	$—	$—	$(1,270)	$—	$(1,270)
Equity contracts	(3,059)	—	—	20,596 *	17,537
Total	$(3,059)	$—	$(1,270)	$20,596	$16,267
Multi-Asset Real Return Fund
Interest rate contracts	$—	$26	$—	$(61)	$(35)
Foreign exchange contracts	—	—	288	—	288
Credit contracts	—	—	—	47	47
Equity contracts	(475)	—	—	(7,903)	(8,378)
Total	$(475)	$26	$288	$(7,917)	$(8,078)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):
Derivatives Not Accounted for as Hedging Instruments	Swaptions	Options	Futures	Forward Currency Contracts	Swaps	Total
International Equity Fund
Foreign exchange contracts	$—	$—	$—	$(122)	$—	$(122)
Equity contracts	—	—	628	—	—	628
Total	$—	$—	$628	$(122)	$—	$506
World Equity Ex-US Fund
Foreign exchange contracts	$—	$—	$—	$(3,649)	$—	$(3,649)
Equity contracts	—	—	14,968	—	—	14,968
Total	$—	$—	$14,968	$(3,649)	$—	$11,319
Screened World Equity Ex-US Fund
Foreign exchange contracts	$—	$—	$—	$(64)	$—	$(64)
Equity contracts	—	—	164	—	—	164
Total	$—	$—	$164	$(64)	$—	$100
Core Fixed Income Fund
Interest rate contracts	$6	$317	$7,719	$—	$2,712	$10,754
Foreign exchange contracts	—	—	—	(137)	—	(137)
Equity contracts	—	—	—	—	201	201
Credit contracts	—	—	—	—	2,986	2,986
Total	$6	$317	$7,719	$(137)	$5,899	$13,804
Long Duration Fund
Interest rate contracts	$—	$—	$(1,799)	$—	$676	$(1,123)
Credit contracts	—	—	—	—	(409)	(409)
Total	$—	$—	$(1,799)	$—	$267	$(1,532)
Emerging Markets Debt Fund
Interest rate contracts	$—	$—	$304	$—	$(247)	$57
Foreign exchange contracts	—	(174)	—	(2,257)	—	(2,431)
Equity contracts	—	—	—	—	(544)	(544)
Total	$—	$(174)	$304	$(2,257)	$(791)	$(2,918)
Dynamic Asset Allocation Fund
Foreign exchange contracts	$—	$—	$—	$(16,776)	$—	$(16,776)
Equity contracts	—	1,011	—	—	—	1,011
Total	$—	$1,011	$—	$(16,776)	$—	$(15,765)
Multi-Asset Real Return Fund
Interest rate contracts	$—	$(38)	$212	$—	$79	$253
Foreign exchange contracts	—	—	—	65	—	65
Credit contracts	—	—	—	—	12	12
Equity contracts	—	—	—	—	330	330
Total	$—	$(38)	$212	$65	$421	$660
*	The Dynamic Asset Allocation Fund entered into total return swaps during the period of January 29 through April 30 with an average long notional exposure of $98 million to the MSCI Daily Total Return Japan Local Index and an average short notional exposure of $93 million to the MSCI Total Return Net Europe ex-UK USD Index.

The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	259

Notes to Financial Statements (Continued)

May 31, 2013

Written options transactions entered into during the year ended May 31, 2013, are summarized as follows:

Core Fixed Income Fund
	Number of Contracts	Premium ($ Thousands)
Balance at beginning of period	7,022,098	$1,021
Written	16,613,341	1,475
Expired	(16,611,922)	(936)
Closing buys	(2,741)	(1,256)
Balance at end of period	7,020,776	$304

Dynamic Asset Allocation Fund
	Number of Contracts	Premium ($ Thousands)
Balance at beginning of period	—	$—
Written	1,500	2,696
Closing buys	(1,500)	(2,696)
Balance at end of period	—	$—

Multi-Asset Real Return Fund
	Number of Contracts	Premium ($ Thousands)
Balance at beginning of period	45	$102
Written	170	199
Expired	(15)	(12)
Closing buys	(155)	(255)
Balance at end of period	45	$34

As of May 31, 2013, the Funds had cash and/or securities at least equal to the value of written options.

5. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Administration and Transfer Agency Agreement — SEI Investments Global Funds Services (the “Administrator”) serves as administrator to the Funds. The Administrator provides certain administrative and shareholder servicing for an annual fee of 0.05% of the average daily net assets of each Fund. For the year ended May 31, 2013, the Administrator has voluntarily agreed to waive all of its fee.

Investment Advisory Agreement — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee that is calculated daily and paid monthly, based on the average daily net assets of each Fund. SIMC and the Administrator plan to voluntarily waive a portion of its fees in order to keep investment advisory and administration fees at a specified level. The Funds’ Adviser and Administrator may discontinue all or part of these voluntary waivers at any time. Accordingly, the advisory fee and voluntary expense limitations for each Fund are as follows:

	Advisory Fees	Voluntary Expense Limitations*
Large Cap Fund	0.400%	0.26%
Large Cap Diversified Alpha Fund	0.400	0.31
Large Cap Disciplined Equity Fund	0.400	0.18
Large Cap Index Fund	0.170	0.06
Extended Market Index Fund	0.120	0.06
Small Cap Fund	0.650	0.54
Small Cap II Fund	0.650	0.59
Small/Mid Cap Equity Fund	0.650	0.50
U.S. Managed Volatility Fund	0.650	0.35
International Equity Fund	0.505	0.46
World Equity Ex-US Fund	0.550	0.45
Screened World Equity Ex-US Fund	0.650	0.80
Opportunistic Income Fund	0.450	0.41
Core Fixed Income Fund	0.300	0.14
High Yield Bond Fund	0.4875	0.35
Long Duration Fund	0.300	0.20
Long Duration Corporate Bond Fund	0.300	0.20
Ultra Short Duration Bond Fund	0.150	0.18
Emerging Markets Debt Fund	0.850	0.55
Real Return Fund	0.220	0.20
Dynamic Asset Allocation Fund	0.600	0.50
Multi-Asset Real Return Fund	0.550	0.40

*	Effective July 1, 2012, voluntary expense waivers were discontinued.

As of May 31, 2013, SIMC has entered into investment sub-advisory agreements with the following parties and pays the sub-advisers out of the fee that it receives from the Funds:

Investment Sub-Adviser
Large Cap Fund
AJO, L.P.
AQR Capital Management, LLC
Brown Advisory LLC
Delaware Investment Fund Advisers
LSV Asset Management
Waddell & Reed Investment Management Company
WestEnd Advisors LLC
Large Cap Diversified Alpha Fund
AJO,L.P.
Delaware Investment Fund Advisers
INTECH Investment Management, LLC
Tocqueville Asset Management, L.P.
WestEnd Advisors LLC
Large Cap Disciplined Equity Fund
Analytic Investors, Inc.
INTECH Investment Management, LLC
Lazard Asset Management LLC
Oppenheimer Funds, Inc.
Quantitative Management Associates, LLC
Large Cap Index Fund
SSgA Funds Management, Inc.
Extended Market Index Fund
SSgA Funds Management, Inc.

260	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Investment Sub-Adviser
Small Cap Fund
AllianceBernstein L.P.
AQR Capital Management, LLC
Artisan Partners Limited Partnership
Janus Capital Management, Inc.
J.P. Morgan Investment Management
Lee Munder Capital Group, LLC
LSV Asset Management
Robeco Investment Management, Inc.
Security Capital Research and Management, Inc.
Timberline Asset Management, LLC
William Blair & Company, LLC
Small Cap II Fund
Alliance Bernstein L.P.
AQR Capital Management, LLC
Fiduciary Management Associates, LLC
Lee Munder Capital Group, LLC
Timberline Asset Management, LLC
Small/Mid Cap Equity Fund
AllianceBernstein L.P.
Century Capital Management, LLC
Integrity Asset Management, LLC
Janus Capital Management, Inc.
Lee Munder Capital Group, LLC
LSV Asset Management
Robeco Investment Management, Inc.
Security Capital Research and Management Incorporated
Timberline Asset Management LLC
Wellington Management Company, LLP
William Blair & Company, LLC
U.S. Managed Volatility Fund
AJO, L.P.
Analytic Investors, LLC
LSV Asset Management
International Equity Fund
Acadian Asset Management LLC
Causeway Capital Management LLC
del Rey Global Investors, LLC
INTECH Investment Management, LLC
Neuberger Berman Management LLC
Schroder Investment Management North America, Inc.
Tradewinds Global Investors LLC
World Equity Ex-US Fund
Acadian Asset Management LLC
EARNEST Partners, LLC
JO Hambro Capital Management Limited
McKinley Capital Management, LLC
NFJ Investment Group LLC
Thornburg Investment Management LLC
Screened World Equity Ex-US Fund
Acadian Asset Management LLC
EARNEST Partners, LLC
McKinley Capital Management, LLC
Thornburg Investment Management LLC
Opportunistic Income Fund
Ares Management, LLC

Investment Sub-Adviser
Wellington Management Company, LLP
Core Fixed Income Fund
Jennison Associates LLC
J.P. Morgan Investment Management, Inc.
Metropolitan West Asset Management, LLC
Wells Capital Management, Inc.
Western Asset Management Company
Western Asset Management Company Limited
High Yield Bond Fund
Ares Management, LLC
Brigade Capital Management, LLC
Delaware Investment Fund Advisers
Guggenheim Partners Investment Management, LLC
J.P. Morgan Investment Management, Inc.
Long Duration Fund
Income Research & Management
Jennison Associates LLC
Legal & General Investment Management America, Inc.
Metropolitan West Asset Management LLC
Long Duration Corporate Bond Fund
Income Research & Management
Jennison Associates LLC
Legal & General Investment Management America, Inc.
Metropolitan West Asset Management LLC
Ultra Short Duration Bond Fund
Logan Circle Partners, L.P.
Wellington Management Company, LLP
Emerging Markets Debt Fund
Ashmore Investment Management Limited
Stone Harbor Investment Partners, L.P.
Real Return Fund
Wellington Management Company, LLC
Dynamic Asset Allocation Fund
SSgA Funds Management, Inc.
Multi-Asset Real Return Fund
AllianceBernstein L.P.

Distribution Agreement — SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”), serves as each Fund’s Distributor pursuant to a Distribution Agreement with the Trust.

Other — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with Securities and Exchange Commission (“SEC”) rules. Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

Such commissions for the year ended May 31, 2013, were as follows ($ Thousands):

Large Cap Fund	$41
Large Cap Diversified Alpha Fund	2

SEI Institutional Investments Trust / Annual Report / May 31, 2013	261

Notes to Financial Statements (Continued)

May 31, 2013

Large Cap Disciplined Equity Fund	$175
Large Cap Index Fund	5
Small Cap Fund	167
Small Cap II Fund	4
Small/Mid Cap Equity Fund	28
World Equity Ex-US Fund	38

Payments to Affiliates — Certain officers and/or trustees of the Trust are also officers of the Distributor, the Adviser and/or the Administrator. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly and interim meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser or Administrator.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed annually by the Board.

LSV Asset Management (partially-owned subsidiary of SIMC) serves as a sub-adviser to the Large Cap, Small Cap, Small/Mid Cap Equity and U.S. Managed Volatility Funds. For this service LSV Asset Management is entitled to receive a fee from SIMC. Such fees for the year ended May 31, 2013, were as follows ($ Thousands):

Large Cap Fund	$385
Small Cap Fund	247
Small/Mid Cap Equity Fund	972
U.S. Managed Volatility Fund	1,022

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of each Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, can be found on the Statements of Operations and the effect on each Fund’s expense ratio, as a percentage of each Fund’s average daily net assets for the year ended May 31, 2013, can be found on the Financial Highlights.

Investment in Affiliated Security — The Funds may invest excess cash in the SEI Daily Income Trust Prime Obligation Fund, an affiliated money market fund. Additionally, the Funds may invest the cash collateral from the securities lending program in the SEI Liquidity Fund, L.P.

To the extent consistent with its investment objectives, a Fund may invest in the SEI LIBOR Plus Portfolio, a portfolio of SEI Alpha Strategy Portfolios, LP. The SEI LIBOR Plus Portfolio seeks to maximize total return consistent with the preservation of capital and prudent investment management.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“The Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in The Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed by the Board of Trustees annually. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

During the year ended May 31, 2013, the Trust borrowed funds from SEI Liquid Asset Trust Prime Obligation Fund. The amount borrowed, interest paid on the borrowing and the corresponding interest rate were as follows ($ Thousands):

Account Name	Date	Amount Borrowed	Interest Paid	Rate
Large Cap Fund	12/03/2012	$15,000	$317	0.38%
Large Cap Fund	03/01/2013	11,000	550	0.36
Large Cap Disciplined Equity Fund	10/02/2012	45,000	900	0.36
Small Cap II Fund	08/01/2012	5,000	97	0.35
Small/Mid Cap Equity Fund	03/01/2013	6,500	195	0.36
U.S. Managed Volatility Fund	05/03/2013	16,370	637	0.35
High Yield Bond Fund	07/02/2012	24,751	255	0.37
High Yield Bond Fund	07/03/2012	17,974	389	0.39
High Yield Bond Fund	03/01/2013	12,332	370	0.36
High Yield Bond Fund	04/01/2013	13,021	130	0.36
High Yield Bond Fund	04/02/2013	29,323	293	0.36

The Trust had no outstanding borrowings or loans under the Program at May 31, 2013.

6. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Funds were as follows (Thousands):

	Large Cap Fund		Large Cap Diversified Alpha Fund		Large Cap Disciplined Equity Fund		Large Cap Index Fund
	2013	2012	2013	2012	2013	2012	2013	2012
Class A:
Shares Issued	22,903	42,736	4,485	5,503	86,025	114,099	8,907	6,272	(1)
Shares Issued In Lieu of Dividends and Distributions	4,520	5,311	533	335	11,879	10,479	438	140
Shares Redeemed	(40,735)	(31,943)	(12,403)	(9,960)	(196,296)	(326,008)	(4,657)	(1,938)
Increase (Decrease) in Net Assets Derived from Class A Transactions	(13,312)	16,104	(7,385)	(4,122)	(98,392)	(201,430)	4,688	4,474

262	SEI Institutional Investments Trust / Annual Report / May 31, 2013

	Extended Market Index Fund(2)	Small Cap Fund		Small Cap II Fund(3)		Small/Mid Cap Equity Fund
	2013	2013	2012	2013	2012	2013	2012
Class A:
Shares Issued	16,710	9,157	27,655	23,779	6,454	32,351	35,194
Shares Issued In Lieu of Dividends and Distributions	8	670	349	194	—	3,021	1,269
Shares Redeemed	(558)	(21,852)	(19,023)	(12,307)	—	(58,681)	(45,867	)(1)
Increase (Decrease) in Net Assets Derived from Class A Transactions	16,160	(12,025)	8,981	11,666	6,454	(23,309)	(9,404)

	U.S. Managed Volatility Fund			International Equity Fund		World Equtiy Ex-US Fund
	2013	2012		2013	2012	2013	2012
Class A:
Shares Issued	41,088	58,784		7,066	15,813	180,161	196,762
Shares Issued In Lieu of Dividends and Distributions	3,132	2,791		1,176	1,352	10,891	9,741
Shares Redeemed	(22,975)	(9,190	)(1)	(30,671)	(32,505)	(153,346)	(143,869)
Increase (Decrease) in Net Assets Derived from Class A Transactions	21,245	52,385		(22,429)	(15,340)	37,706	62,634

	Screened World Equtiy Ex-US Fund		Opportunistic Income Fund		Core Fixed Income Fund
	2013	2012	2013	2012	2013	2012
Class A:
Shares Issued	1,414	2,166	97,023	1,980	275,230 (1)	180,742
Shares Issued In Lieu of Dividends and Distributions	100	114	1,042	641	27,671	32,031
Shares Redeemed	(1,242)	(1,425)	(4,947)	(12,270)	(353,884)	(197,496)
Increase (Decrease) in Net Assets Derived from Class A Transactions	272	855	93,118	(9,649)	(50,983)	15,277

	High Yield Bond Fund		Long Duration Fund				Long Duration Corporate Bond Fund(4)		Ultra Short Duration Bond Fund
	2013	2012	2013		2012		2013		2013		2012
Class A:
Shares Issued	63,543	75,270	121,715	(1)	234,974	(1)	231,742	(1)	56,399	(1)	31,725
Shares Issued In Lieu of Dividends and Distributions	14,315	16,538	41,405		42,344		8,201		395		526
Shares Redeemed	(67,810)	(88,223)	(353,166	)(1)	(106,591)		(30,100)		(34,705)		(33,664)
Increase (Decrease) in Net Assets Derived from Class A Transactions	10,048	3,585	(190,046)		170,727		209,843		22,089		(1,413)

	Emerging Markets Debt Fund		Real Return Fund		Dynamic Asset Allocation Fund		Multi-Asset Real Return Fund(5)
	2013	2012	2013	2012	2013	2012	2013	2012
Class A:
Shares Issued	37,986	29,078	4,262	5,802	42,834	18,573	21,473	17,690
Shares Issued In Lieu of Dividends and Distributions	12,136	7,110	918	1,459	4,747	1,918	112	17
Shares Redeemed	(22,375)	(25,495)	(7,038)	(14,483)	(8,540)	(7,054)	(3,645)	(2,570)
Increase (Decrease) in Net Assets Derived from Class A Transactions	27,747	10,693	(1,858)	(7,222)	39,041	13,437	17,940	15,137
(1)	Includes subscriptions/redemptions as a result of in-kind transfers of securities (see Note 10).
(2)	Fund commenced operations on February 28, 2013.
(3)	Fund commenced operations on April 10, 2012.
(4)	Fund commenced operations on June 29, 2012.
(5)	Fund commenced operations on July 29, 2011.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	263

Notes to Financial Statements (Continued)

May 31, 2013

7. INVESTMENT TRANSACTIONS

The cost of security purchases and proceeds from the sale and maturities of securities other than temporary cash investments, during the year ended May 31, 2013, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Large Cap Fund
Purchases	$—	$854,275	$854,275
Sales	—	1,149,381	1,149,381
Large Cap Diversified Alpha Fund
Purchases	—	244,089	244,089
Sales	—	323,253	323,253
Large Cap Disciplined Equity Fund
Purchases	—	5,916,773	5,916,773
Sales	—	7,080,832	7,080,832
Large Cap Index Fund
Purchases	—	788,779	788,779
Sales	—	238,672	238,672
Extended Market Index Fund(1)
Purchases	—	165,307	165,307
Sales	—	4,587	4,587
Small Cap Fund
Purchases	—	650,613	650,613
Sales	—	816,327	816,327
Small Cap II Fund
Purchases	—	305,568	305,568
Sales	—	181,650	181,650
Small/Mid Cap Fund
Purchases	—	1,929,789	1,929,789
Sales	—	2,309,532	2,309,532
U.S. Managed Volatility Fund
Purchases	—	547,485	547,485
Sales	—	368,118	368,118
International Equity Fund
Purchases	—	163,624	163,624
Sales	—	334,401	334,401
World Equity Ex-US Fund
Purchases	—	3,428,764	3,428,764
Sales	—	2,865,512	2,865,512
Screened World Equity Ex-US Fund
Purchases	—	41,784	41,784
Sales	—	41,190	41,190
Opportunistic Income Fund
Purchases	70,065	592,967	663,032
Sales	62,941	26,133	89,074
Core Fixed Income Fund
Purchases	19,510,993	2,843,334	22,354,327
Sales	19,823,285	2,978,877	22,802,162
High Yield Bond Fund
Purchases	—	1,248,831	1,248,831
Sales	—	1,194,266	1,194,266
Long Duration Fund
Purchases	2,379,388	1,346,829	3,726,217
Sales	3,041,366	2,635,945	5,677,311
Long Duration Corporate Bond Fund(2)
Purchases	1,192,308	2,770,335	3,962,643
Sales	1,158,304	732,187	1,890,491
Ultra Short Duration Bond Fund
Purchases	292,748	296,119	588,867
Sales	279,054	185,929	464,983
Emerging Markets Debt Fund
Purchases	—	1,489,826	1,489,826
Sales	—	1,308,450	1,308,450

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Real Return Fund
Purchases	$249,435	$—	$249,435
Sales	272,807	—	272,807
Dynamic Asset Allocation Fund
Purchases	—	699,516	699,516
Sales	—	266,699	266,699
Multi-Asset Real Return Fund
Purchases	142,222	125,782	268,004
Sales	51,239	43,803	95,042

(1)	Fund commenced operations on February 28, 2013.
(2)	Fund commenced operations on July 29, 2012.

8. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, defaulted bond basis adjustments, reclassification of long term capital gain distributions on Real Estate Investment Trust securities, reclassification of income and expense from swap transactions, basis adjustments for investments in partnerships, net operating losses, collateralized loan/debt obligations, gains and losses on passive foreign investment companies and certain foreign currency related transactions and non taxable in-kind redemptions, have been reclassified to/ from the following accounts as of May 31, 2013:

	Undistributed Net Investment Income (Loss) ($ Thousands)	Accumulated Realized Gain (Loss) ($ Thousands)	Paid-in Capital ($ Thousands)
Large Cap Fund	$34	$(34)	$—
Large Cap Diversified Alpha Fund	21	(17)	(4)
Large Cap Disciplined Equity Fund	18,064	(9,764)	(8,300)
Large Cap Index Fund	134	(134)	—
Extended Market Index Fund	17	(17)	—
Small Cap Fund	685	(685)	—
Small Cap II Fund	56	(56)	—
Small/Mid Cap Equity Fund	1,235	(1,235)	—
U.S. Managed Volatility Fund	148	(148)	—
International Equity Fund	34	(34)	—
World Equity Ex-US Fund	(412)	412	—
Screened World Equity Ex-US Fund	89	(89)	—
Opportunistic Income Fund	6,496	(6,496)	—
Core Fixed Income Fund	18,663	(18,639)	(24)
High Yield Bond Fund	3,585	(2,619)	(966)
Long Duration Fund	(2,193)	(113,210)	115,403
Long Duration Corporate Bond Fund	61	(61)	—
Ultra Short Duration Fund	523	(496)	(27)
Emerging Markets Debt Fund	16,576	(16,576)	—
Real Return Fund	94	(94)	—
Dynamic Asset Allocation Fund	(140)	140	—
Multi-Asset Real Return Fund	(3,297)	5,853	(2,556)

These reclassifications have no impact on net assets or net asset value per share.

264	SEI Institutional Investments Trust / Annual Report / May 31, 2013

The tax character of dividends and distributions paid during the last two years or periods ended May 31, 2013 were as follows:

		Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
Large Cap Fund	2013	$41,342	$42,893	$—	$84,235
	2012	22,774	66,801	—	89,575
Large Cap Diversified Alpha Fund	2013	5,999	—	—	5,999
	2012	3,329	—	—	3,329
Large Cap Disciplined Equity Fund	2013	140,201	—	—	140,201
	2012	106,581	—	—	106,581
Large Cap Index Fund	2013	38,842	16,181	—	55,023
	2012	16,211	—	—	16,211
Extended Market Index Fund	2013	84	—	—	84
Small Cap Fund	2013	10,108	—	—	10,108
	2012	4,874	—	—	4,874
Small Cap II Fund	2013	1,541	570	—	2,111
	2012	—	—	—	—
Small/Mid Cap Equity Fund	2013	25,590	15,141	—	40,731
	2012	15,466	—	—	15,466
U.S. Managed Volatility Fund	2013	31,318	8,220	—	39,538
	2012	10,441	20,489	—	30,930
International Equity Fund	2013	9,490	—	—	9,490
	2012	9,424	—	—	9,424
World Equity Ex-US Fund	2013	119,081	—	—	119,081
	2012	92,739	—	—	92,739
Screened World Equity Ex-US Fund	2013	1,070	—	—	1,070
	2012	992	—	—	992
Opportunistic Income Fund	2013	8,743	—	—	8,743
	2012	5,179	—	—	5,179
Core Fixed Income Fund	2013	305,867	—	—	305,867
	2012	347,851	—	—	347,851
High Yield Bond Fund	2013	144,390	—	—	144,390
	2012	156,365	—	—	156,365
Long Duration Fund	2013	351,417	45,605	—	397,022
	2012	312,089	80,526	—	392,615
Long Duration Corporate Bond Fund	2013	84,703	—	—	84,703
Ultra Short Duration Fund	2013	4,073	—	—	4,073
	2012	5,251	—	—	5,251
Emerging Markets Debt Fund	2013	106,579	40,153	—	146,732
	2012	70,422	10,680	—	81,102
Real Return Fund	2013	10,492	—	—	10,492
	2012	13,005	4,376	—	17,381
Dynamic Asset Allocation Fund	2013	36,290	17,525	—	53,815
	2012	8,638	13,701	—	22,339
Multi-Asset Real Return Fund	2013	888	82	194	1,164
	2012	166	—	—	166

As of May 31, 2013, the components of distributable earnings/(accumulated losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Large Cap Fund	$29,999	$74,059	$—	$—	$—	$462,651	$117	$566,826
Large Cap Diversified Alpha Fund	97	—	(78,326)	—	—	44,045	117	(34,067)
Large Cap Disciplined Equity Fund	—	—	(602,779)	—	—	1,106,133	(6,041)	497,313
Large Cap Index Fund	9,893	5,011	—	—	—	514,350	(3,048)	526,206
Extended Market Index Fund	628	110	—	—	—	7,328	(178)	7,888

SEI Institutional Investments Trust / Annual Report / May 31, 2013	265

Notes to Financial Statements (Continued)

May 31, 2013

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Small Cap Fund	$1,722	$—	$(130,399)	$—	$—	$90,566	$47	$(38,064)
Small Cap II Fund	7,230	1,920	—	—	—	34,020	—	43,170
Small/Mid Cap Equity Fund	66,959	143,709	—	—	—	336,441	(1,181)	545,928
U.S. Managed Volatility Fund	20,919	24,307	—	—	—	167,429	(197)	212,458
International Equity Fund	4,281	—	(398,422)	—	—	3,627	(1)	(390,515)
World Equity Ex-US Fund	81,861	—	(477,885)	—	—	671,153	(181)	274,948
Screened World Equity Ex-US Fund	700	—	(15,308)	—	—	4,454	(20)	(10,174)
Opportunistic Income Fund	11,313	—	(50,542)	—	—	7,074	(3)	(32,158)
Core Fixed Income Fund	40,366	—	—	—	—	136,061	(35,459)	140,968
High Yield Bond Fund	22,002	11,387	—	—	—	97,158	(11,692)	118,855
Long Duration Fund	9,839	17,995	—	(61)	—	110,824	(19,686)	118,911
Long Duration Corporate Bond Fund	20,958	—	—	(6,393)	—	(39,629)	(7,750)	(32,814)
Ultra Short Duration Fund	479	—	(344)	—	—	1,025	(443)	717
Emerging Markets Debt Fund	25,830	3,642	—	—	—	20,500	(19,339)	30,633
Real Return Fund	2,903	—	—	—	—	(258)	(1,750)	895
Dynamic Asset Allocation Fund	4,552	19,624	—	—	—	129,042	(7,964)	145,254
Multi-Asset Real Return Fund	—	—	—	(1,526)	(1,152)	(6,435)	(1,497)	(10,610)

Post-October losses represent losses realized on investment transactions from November 1, 2012 through May 31, 2013 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net capital gains as follows:

	Expires 2015 ($ Thousands)	Expires 2016 ($ Thousands)	Expires 2017 ($ Thousands)	Expires 2018 ($ Thousands)	Expires 2019 ($ Thousands)	Total Capital Loss Carryforwards May 31, 2013 ($ Thousands)
Large Cap Diversified Alpha Fund	$—	$—	$—	$78,326	$—	$78,326
Large Cap Disciplined Equity Fund	—	—	—	602,779	—	602,779
Small Cap Fund	—	—	—	130,399	—	130,399
International Equity Fund	—	—	119,559	278,108	—	397,667
World Equity Ex-US Fund	—	—	36,111	441,774	—	477,885
Screened World Equity Ex-US Fund	—	—	—	15,308	—	15,308
Opportunistic Income Fund	—	—	7,959	23,512	19,071	50,542

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total* ($ Thousands)
International Equity Fund	$755	$—	$755
Ultra Short Duration Bond Fund	—	344	344

*	This table should be used in conjunction with the capital loss carryforwards table.

During the fiscal year ended May 31, 2013, the following Funds utilized capital loss carryforwards to offset capital gains:

Amount Utilized ($ Thousands)
Large Cap Diversified Alpha Fund	$37,689
Large Cap Disciplined Equity Fund	631,335
Small Cap Fund	76,933
Small/Mid Cap Equity Fund	11,157
International Equity Fund	7,961
World Equity Ex-US Fund	145,772
Screened World Equity Ex-US Fund	1,674
Opportunistic Income Fund	4,537
High Yield Bond Fund	47,362
Multi-Asset Real Return Fund	1,417

266	SEI Institutional Investments Trust / Annual Report / May 31, 2013

For Federal income tax purposes, the cost of securities owned at May 31, 2013, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in partnerships, passive foreign investment companies, defaulted bond and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at May 31, 2013, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Large Cap Fund	$1,504,912	$495,696	$(32,928)	$462,768
Large Cap Diversified Alpha Fund	268,759	48,579	(4,416)	44,163
Large Cap Disciplined Equity Fund	4,514,579	1,191,581	(91,490)	1,100,091
Large Cap Index Fund	1,822,168	549,163	(37,861)	511,302
Extended Market Index Fund	178,126	10,089	(2,939)	7,150
Small Cap Fund	870,987	129,676	(39,064)	90,612
Small Cap II Fund	240,555	39,366	(5,346)	34,020
Small/Mid Cap Equity Fund	2,292,335	404,404	(69,144)	335,260
U.S. Managed Volatility Fund	943,554	174,077	(6,844)	167,233
International Equity Fund	227,024	26,113	(22,409)	3,704
World Equity Ex-US Fund	5,996,382	913,974	(242,194)	671,780
Screened World Equity Ex-US Fund	58,181	7,116	(2,732)	4,384
Opportunistic Income Fund	1,002,221	12,253	(5,182)	7,071
Core Fixed Income Fund	7,008,891	241,359	(110,784)	130,575
High Yield Bond Fund	2,038,195	131,107	(34,059)	97,048
Long Duration Fund	3,217,421	192,035	(81,116)	110,919
Long Duration Corporate Bond Fund	2,123,197	27,010	(66,737)	(39,727)
Ultra Short Duration Fund	506,405	1,947	(927)	1,020
Emerging Markets Debt Fund	1,300,885	60,905	(41,004)	19,901
Real Return Fund	250,438	2,028	(2,286)	(258)
Dynamic Asset Allocation Fund	1,002,038	137,226	(16,148)	121,078
Multi-Asset Real Return Fund	348,102	5,145	(13,502)	(8,357)

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of May 31, 2013, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
9. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

The market values of the Core Fixed Income, High Yield Bond, Long Duration, Long Duration Corporate Bond, Ultra Short Duration Bond and Multi-Asset Real Return Funds’ investments may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The International Equity, World Equity Ex-US, Screened World Equity Ex-US and Emerging Markets Debt Funds concentrate their investments in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

10. IN-KIND TRANSFERS OF SECURITIES

During the year ended May 31, 2013, the Core Fixed Income, Long Duration, Long Duration Corporate Bond, and Ultra Short Duration Funds issued shares of beneficial interest in exchange for securities. These securities were transferred at their current value on the date of such transactions.

	Shares Issued (Redeemed) (Thousands)	Value ($ Thousands)	Gain ($ Thousands)
Core Fixed Income
7/31/2012	18,108	$195,406	$—
9/28/2012	7,720	83,603	—
Long Duration Fund
6/29/2012	(155,797)	1,495,648	115,402
7/31/2012	7,281	72,886	—
2/28/2013	4,931	44,429	—
Long Duration Corporate Bond Fund
6/29/2012	149,565	1,495,648
9/28/2012	5,819	60,636	—
Ultra Short Duration Bond Fund
11/30/2012	2,511	25,206	—

SEI Institutional Investments Trust / Annual Report / May 31, 2013	267

Notes to Financial Statements (Concluded)

May 31, 2013

During the year ended May 31, 2012, the Large Cap Index, Small/Mid Cap Equity and Long Duration Funds issued shares of beneficial interest in exchange for securities. These securities were transferred at their current value on the date of such transactions.

	Shares Issued (Redeemed) (Thousands)	Value ($ Thousands)	Gain ($ Thousands)
Large Cap Index Fund
1/5/2012	272	$29,489	$—
2/3/2012	176	20,013	—
Small/Mid Cap Equity Fund
8/3/2011	(2,758)	(35,388)	4,996
Long Duration Fund
8/3/2011	4,633	41,416	—
2/3/2012	34,942	327,759	—
4/13/2012	37,389	345,848	—

11. SECURITIES LENDING

To the extent consistent with its investment objective and strategies, a Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking-to-market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity.

Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include the SEI Liquidity Fund, L.P., and the Fund bears all of the gains and losses on such investment. There is no guarantee that these investments will not lose value.

12. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosure and/or adjustments were required to the financial statements as of May 31, 2013 except for the following:

At a meeting of the Board of Trustees held on March 26, 2013, the Board of Trustees approved the closing and liquidation of the International Equity Fund. On June 26, 2013, the Fund ceased operations and commenced an orderly liquidation and distribution of the Fund’s portfolio according to the Plan of Liquidation (the “Plan”). Each shareholder received their prorata portion of the liquidation proceeds according to the Plan.

268	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

SEI Institutional Investments Trust:

We have audited the accompanying statements of assets and liabilities of the SEI Institutional Investments Trust comprised of the Large Cap Fund, Large Cap Diversified Alpha Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Managed Volatility Fund, International Equity Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, Opportunistic Income Fund (formerly the Enhanced LIBOR Opportunities Fund), Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Corporate Bond Fund, Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Dynamic Asset Allocation Fund and Multi-Asset Real Return Fund (collectively, the “Funds”), including the schedules of investments or summary schedules of investments, as applicable, as of May 31, 2013, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, the statement of cash flows for the year then ended for the Multi-Asset Real Return Fund, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodians and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising SEI Institutional Investments Trust as of May 31, 2013, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, the cash flows for the year then ended for the Multi-Asset Real Return Fund and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

As disclosed in note 12 to the financial statements, on March 26, 2013, the Board of Trustees approved the closing and liquidation of the International Equity Fund, and the Fund liquidated and ceased operations on June 26, 2013.

Philadelphia, Pennsylvania

July 30, 2013

SEI Institutional Investments Trust / Annual Report / May 31, 2013	269

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of May 31, 2013.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 66 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	96	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Global Nominee Ltd., SEI Structured Credit Fund, L.P.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	96	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), SEI Global Nominee Ltd., Limited and SEI Asset Korea Co., Ltd.
TRUSTEES
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Trustee	since 1996	Retired since January 2012. Self- Employed Consultant, Newfound Consultants Inc. since April 1997- December 2011.	96	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, L.P. and New Covenant Funds.

270	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 55 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since 2008. Managing Director, Cue Capital from March 2002-March 2008.	96	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 65 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	96	Trustee/Director of Ariel Mutual Funds, and SEI Strucured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 71 yrs. old	Trustee	Since 2007	Private Investor since 1994.	96	Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 69 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	96	Director of Colonial BancGroup, Inc. and St. Joseph’s Translational Research Institute; Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation); Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 66 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Peter A. Rodriguez One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Controller and Chief Financial Officer	since 2011	Director, Fund Accounting, SEI Investments Global Funds Services (March 2011, September 2002 to March 2005 and 1997- 2002); Director, Mutual Fund Trading, SEI Private Trust Company (May 2009 to February 2011); Director, Asset Data Services, Global Wealth Services (June 2006 to April 2009); Director, Portfolio Accounting, SEI Investments Global Funds Services (March 2005 to June 2006)	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 50 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012.	N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 45 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A

SEI Institutional Investments Trust / Annual Report / May 31, 2013	271

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 42 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark (2004-2007).	N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 37 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008. Attorney, Pepper Hamilton, LLP (law firm), September 2001-May 2005.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive Oaks, PA 19456 45 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 to present.	N/A	N/A
Edward McCusker One Freedom Valley Drive Oaks, PA 19456 29 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2013	Compliance Manager of SEI Investments Company, May 2011-April 2013. Project Manager and AML Operations Lead of SEI Private Trust Company, September 2010-May 2011. Private Banking Client Service Professional of SEI Private Banking and Trust, September 2008-September 2010.	N/A	N/A

[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, L.P. and New Covenant Funds.

272	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Disclosure of Fund Expenses (Unaudited)

May 31, 2013

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 12/1/2012	Ending Account Value 5/31/2013	Annualized Expense Ratios	Expense Paid During Period*
Large Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,172.70	0.18%	$0.98
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.03	0.18%	$0.91
Large Cap Diversified Alpha Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,153.60	0.24%	$1.29
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.73	0.24%	$1.21
Large Cap Disciplined Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,165.30	0.16%	$0.86
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.13	0.16%	$0.81

	Beginning Account Value 12/1/2012	Ending Account Value 5/31/2013	Annualized Expense Ratios	Expense Paid During Period*
Large Cap Index Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,166.90	0.03%	$0.16
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.78	0.03%	$0.15
Exented Market Index Fund — Commenced 2/28/13
Actual Fund Return
Class A Shares	$1,000.00	$1,078.40	0.11%	$0.29	**
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.38	0.11%	$0.56	*
Small Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,212.10	0.47%	$2.59
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.59	0.47%	$2.37

SEI Institutional Investments Trust / Annual Report / May 31, 2013	273

Disclosure of Fund Expenses (Unaudited) (Concluded)

May 31, 2013

	Beginning Account Value 12/1/2012	Ending Account Value 5/31/2013	Annualized Expense Ratios	Expense Paid During Period*
Small Cap II Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,201.20	0.47%	$2.58
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.59	0.47%	$2.37
Small/Mid Cap Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,203.90	0.45%	$2.47
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.69	0.45%	$2.27
U.S. Managed Volatility Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,146.60	0.24%	$1.28
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.73	0.24%	$1.21
International Equity Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,096.50	0.42%	$2.20
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.84	0.42%	$2.12
World Equity Ex-US Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,098.70	0.34%	$1.78
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.24	0.34%	$1.72
Screened World Equity Ex-US Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,085.30	0.45%	$2.34
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.69	0.45%	$2.27
Opportunistic Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,021.70	0.20%	$1.01
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.93	0.20%	$1.01
Core Fixed Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$995.70	0.12%	$0.60
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.33	0.12%	$0.61

	Beginning Account Value 12/1/2012	Ending Account Value 5/31/2013	Annualized Expense Ratios	Expense Paid During Period*
High Yield Bond Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,065.20	0.30%	$1.54
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.44	0.30%	$1.51
Long Duration Fund
Actual Fund Return
Class A Shares	$1,000.00	$958.40	0.16%	$0.78
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.13	0.16%	$0.81
Long Duration Corporate Bond Fund
Actual Fund Return
Class A Shares	$1,000.00	$969.00	0.15%	$0.74
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.18	0.15%	$0.76
Ultra Short Duration Bond Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,005.10	0.11%	$0.55
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.38	0.11%	$0.56
Emerging Markets Debt Fund
Actual Fund Return
Class A Shares	$1,000.00	$991.30	0.48%	$2.38
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.54	0.48%	$2.42
Real Return Fund
Actual Fund Return
Class A Shares	$1,000.00	$985.70	0.10%	$0.50
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.43	0.10%	$0.50
Dynamic Asset Allocation Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,168.30	0.08%	$0.43
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,024.53	0.08%	$0.40
Multi-Asset Real Return Fund
Actual Fund Return
Class A Shares	$1,000.00	$962.30	0.29%	$1.42
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,023.49	0.29%	$1.46

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect one-half year period shown).

**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 92/365 (to reflect the period since inception to period end).

274	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited)

SEI Institutional Investments Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the series of the Trust (the “Funds”) and may manage the cash portion of the Funds’ assets. Pursuant to separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with SIMC, and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Trust’s Board calls and holds meetings each year that are dedicated to considering whether to renew the Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations. The Board also receives extensive data from third party affiliates. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from Fund counsel and independent counsel to the Independent Trustees regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of sub-advisory fees that SIMC pays the Sub-Advisers compared with the fees each charge to comparable mutual funds (although for certain Funds, it was determined that no readily available peer group comparable to such Funds was maintained by an independent party); (vi) the Funds’ overall fees and operating expenses compared with similar mutual funds (although for certain Funds, it was determined that no readily available peer group comparable to such Funds was maintained by an independent party); (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance systems; (ix) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (x) SIMC’s and the Sub-Advisers’ reputation, expertise and resources in domestic and/or international financial markets; and (xi) the Funds’ performance compared with similar mutual funds (although for certain Funds, it was determined that no readily available peer group comparable to such Funds was maintained by an independent party).

SEI Institutional Investments Trust / Annual Report / May 31, 2013	275

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited) (Continued)

At the December 4-5, 2012 and March 26-27, 2013 meetings of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreements and approved the selection of SIMC and the Sub-Advisers to act in their respective capacities for the Funds. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meetings and at prior meetings, including:

•

the nature, extent and quality of the services provided to the Funds under the Investment Advisory Agreements, including the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds;

•

the Funds’ investment performance and how it compared to that of other comparable mutual funds (although for certain Funds, it was determined that no readily available peer group comparable to such Funds was maintained by an independent party);

•

the Funds’ expenses under each Investment Advisory Agreement and how those expenses compared to those of other comparable mutual funds (although for certain Funds, it was determined that no readily available peer group comparable to such Funds was maintained by an independent party);

•

the profitability of SIMC and the Sub-Advisers and their affiliates with respect to the Funds, including both direct and indirect benefits accruing to SIMC and the Sub-Advisers and their affiliates; and

•

the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. The Trustees found the level of SIMC’s and each Sub-Adviser’s professional staff and culture of compliance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds supported renewal of the Investment Advisory Agreements.

Fund Performance. The Board of Trustees considered Fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of each peer group and selection criteria including the fact that, for certain Funds, it was determined that no readily available peer group comparable to such Funds was maintained by an independent party. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for the Funds. The Trustees found Fund performance satisfactory, and, where performance was below the benchmark, the Trustees were satisfied that appropriate steps were being taken. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Investment Advisory Agreements.

Fund Expenses. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in the Funds’ respective peer groups including the fact that, for certain Funds, it was determined that no readily available peer group comparable to such Funds was maintained by an independent party. The Trustees further considered the fact that the comparative fee analysis either showed that the various fees for the applicable Funds were below average or that there was a reasonable basis for the fee level. Finally, the Trustees considered the effects of SIMC’s voluntary waiver of management and other fees and the Sub-Advisers’ fees to prevent total Fund expenses from exceeding a specified cap and concluded that SIMC and the Sub-Advisers, through waivers, have maintained the Funds’ net operating expenses at

276	SEI Institutional Investments Trust / Annual Report / May 31, 2013

competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements.

Profitability. With regard to profitability, the Trustees considered all compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by SIMC and the Sub-Advisers and their affiliates. The Trustees found that profitability was reasonable and that the margin was not increasing despite growth in assets. When considering the profitability of the Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	277

Notice to Shareholders (Unaudited)

For shareholders who do not have a May 31, 2013, taxable year end, this notice is for informational purposes only. For shareholders with a May 31, 2013, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended May 31, 2013, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Long Term Capital Gains Distributions (Tax Basis)	(B) Return of Capital (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(D) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)
Large Cap Fund	50.92%	0.00%	49.08%	100.00%	57.98%
Large Cap Diversified Alpha Fund	0.00%	0.00%	100.00%	100.00%	100.00%
Large Cap Disciplined Equity Fund	0.00%	0.00%	100.00%	100.00%	87.36%
Large Cap Index Fund	29.41%	0.00%	70.59%	100.00%	76.61%
Extended Market Index Fund	0.00%	0.00%	100.00%	100.00%	43.98%
Small Cap Fund	0.00%	0.00%	100.00%	100.00%	78.07%
Small Cap II Fund	26.99%	0.00%	73.01%	100.00%	25.00%
Small/Mid Cap Equity Fund	37.17%	0.00%	62.83%	100.00%	41.44%
U.S. Managed Volatility Fund	20.79%	0.00%	79.21%	100.00%	53.44%
International Equity Fund(6)	0.00%	0.00%	100.00%	100.00%	0.00%
World Equity Ex-US Fund(7)	0.00%	0.00%	100.00%	100.00%	0.00%
Screened World Equity Ex-US Fund(8)	0.00%	0.00%	100.00%	100.00%	0.00%
Opportunistic Income Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Core Fixed Income Fund	0.00%	0.00%	100.00%	100.00%	0.00%
High Yield Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Long Duration Fund	11.30%	0.00%	88.70%	100.00%	0.00%
Long Duration Corporate Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Ultra Short Duration Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Emerging Markets Debt Fund	27.36%	0.00%	72.64%	100.00%	0.00%
Real Return Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Dynamic Asset Allocation Fund	32.57%	0.00%	67.43%	100.00%	0.00%
Multi-Asset Real Return Fund	7.04%	16.67%	76.29%	100.00%	30.61%

	(E) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(F) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
Large Cap Fund	57.92%	0.01%	0.00%	100.00%
Large Cap Diversified Alpha Fund	100.00%	0.03%	0.04%	0.00%
Large Cap Disciplined Equity Fund	86.64%	0.03%	9.22%	0.00%
Large Cap Index Fund	76.36%	0.01%	0.01%	100.00%
Extended Market Index Fund	41.73%	0.02%	0.00%	0.00%
Small Cap Fund	78.95%	0.01%	0.27%	0.00%
Small Cap II Fund	25.21%	0.05%	0.01%	0.00%
Small/Mid Cap Equity Fund	40.78%	0.02%	0.38%	0.00%
U.S. Managed Volatility Fund	53.60%	0.01%	0.00%	100.00%
International Equity Fund(6)	100.00%	0.00%	0.00%	0.00%
World Equity Ex-US Fund(7)	91.22%	0.00%	0.00%	0.00%
Screened World Equity Ex-US Fund(8)	100.00%	0.00%	0.00%	0.00%
Opportunistic Income Fund	0.00%	0.04%	99.90%	0.00%
Core Fixed Income Fund	0.00%	8.78%	73.12%	100.00%
High Yield Bond Fund	0.05%	0.00%	96.87%	0.00%
Long Duration Fund	0.00%	9.76%	53.31%	100.00%
Long Duration Corporate Bond Fund	0.00%	2.62%	72.69%	100.00%
Ultra Short Duration Fund	0.00%	1.44%	95.44%	0.00%
Emerging Markets Debt Fund	0.00%	0.00%	0.00%	100.00%
Real Return Fund	0.00%	24.46%	0.70%	100.00%
Dynamic Asset Allocation Fund	0.00%	0.00%	0.00%	100.00%
Multi-Asset Real Return Fund	83.38%	31.15%	51.13%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2013. Complete information will be computed and reported in conjunction with your 2013 Form 1099-DIV.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain” is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

278	SEI Institutional Investments Trust / Annual Report / May 31, 2013

(6)	The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2013, the total amount of foreign source income is $9,091,123. The total amount of foreign tax to be paid is $560,672. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(7)	The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2013, the total amount of foreign source income is $161,480,953. The total amount of foreign tax to be paid is $10,108,560. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(8)	The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2013, the total amount of foreign source income is $1,431,078. The total amount of foreign tax paid is $100,244. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

Items (A), (B) and (C) are based on the percentage of each Fund’s total distribution.

Items (D) and (E) are based on the percentage of ordinary income distributions of each Fund. Item (F) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Institutional Investments Trust / Annual Report / May 31, 2013	279

SEI INSTITUTIONAL INVESTMENTS TRUST ANNUAL REPORT MAY 31, 2013

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Edward McCusker

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1.800.DIAL.SEI

(1.800.342.5734)

SEI-F-140 (5/13)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are George J. Sullivan, Jr. and Hubert L. Harris, Jr. Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2013 and 2012 as follows:

		Fiscal Year 2013			Fiscal Year 2012
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$629,500	N/A	$0	$572,700	N/A	$0
(b)	Audit-Related Fees(3)	$20,000	$0	$0	$0	$0	$0
(c)	Tax Fees (Tax return review services)(4)	$0	$8,000	$0	$0	$5,000	$0
(d)	All Other Fees(2)	$0	$236,000	$0	$0	$261,000	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.
(3)	Audit related fees include amounts related to attestation reporting over compliance with an exemptive order under the federal securities laws.
(4)	Tax fees include amounts related to tax compliance and consulting services.

(e)(1) The Registrant’s Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2013	Fiscal Year 2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2013 and 2012 were $244,000 and $266,000, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations, attestation report in accordance with Rule 17Ad-13, agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations and tax compliance and consulting services for various service affiliates of the registrant.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

(a) The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Large Cap Fund, Large Cap Diversified Alpha Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Managed Volatility Fund, International Equity Fund, World Equity Ex-US Fund and Screened World Equity Ex-US Fund are listed below. The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Opportunistic Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Bond Fund, Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Dynamic Asset Allocation Fund and Multi-Asset Real Return Fund are included as part of the report to shareholders filed under Item 1 of this form.

Schedule of Investments

Large Cap Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.3%

Consumer Discretionary — 12.7%
Abercrombie & Fitch, Cl A	22,900	$1,147
Apollo Group, Cl A (A) *	17,364	347
Autoliv (A)	21,400	1,679
Best Buy (A)	66,600	1,835
Big Lots *	17,400	593
Cablevision Systems, Cl A (A)	3,600	55
CBS, Cl B	159,600	7,900
Charter Communications, Cl A *	32,410	3,627
Chipotle Mexican Grill, Cl A (A) *	13,680	4,938
Coach	185,664	10,817
Comcast, Cl A	115,800	4,649
Cooper Tire & Rubber	32,100	830
CST Brands * (A)	7,666	233
Dillard’s, Cl A (A)	65,400	6,034
DIRECTV *	68,400	4,181
Foot Locker	25,200	865
Ford Motor	167,800	2,631
Fossil *	47,239	5,017
GameStop, Cl A (A)	202,200	6,705
Gannett (A)	159,400	3,427
Gap	90,000	3,649
Gildan Activewear, Cl A	35,700	1,476
Harley-Davidson	154,805	8,443
Home Depot	91,580	7,204
Jarden *	29,900	1,393
Kohl’s (A)	61,600	3,167
L Brands	21,900	1,095
Lear	53,600	3,215
Liberty Interactive, Cl A *	463,575	10,407
Lowe’s	45,400	1,912
Macy’s	111,000	5,366
Magna International, Cl A (A)	21,600	1,439
Newell Rubbermaid	60,200	1,628
News, Cl A	142,400	4,573
News, Cl B	239,000	7,705
NIKE, Cl B	246,599	15,205
Nordstrom	169,933	9,995
Panera Bread, Cl A (A) *	19,800	3,798
priceline.com *	12,300	9,889
PulteGroup *	18,100	391
RadioShack (A) *	27,400	101
Ralph Lauren, Cl A	34,370	6,018
Sally Beauty Holdings *	125,575	3,844
Signet Jewelers	27,600	1,891
Starbucks	123,631	7,797
Target	182,565	12,688
Time Warner	30,700	1,792
Time Warner Cable, Cl A	60,200	5,750
TRW Automotive Holdings *	19,200	1,216
Tupperware Brands	15,900	1,287
Under Armour, Cl A (A) *	65,970	4,090
Walt Disney	171,260	10,803
Whirlpool	76,000	9,710
Wyndham Worldwide	19,900	1,157
Yum! Brands	52,720	3,572

		241,176

Description	Shares	Market Value ($ Thousands)

Consumer Staples — 10.4%
Altria Group	20,300	$733
Anheuser-Busch InBev	100,144	9,205
Archer-Daniels-Midland	65,500	2,111
Avon Products	35,200	830
Bunge	3,800	264
Coca-Cola	69,800	2,791
Coca-Cola Enterprises	117,100	4,351
ConAgra Foods	42,500	1,432
Constellation Brands, Cl A *	7,800	414
Costco Wholesale	184,020	20,181
CVS Caremark	311,594	17,942
Dr. Pepper Snapple Group (A)	20,000	920
Energizer Holdings	25,400	2,431
Estee Lauder, Cl A	297,419	20,159
General Mills	25,100	1,182
Hershey	16,100	1,435
Hillshire Brands	41,400	1,434
Ingredion	41,400	2,820
Kimberly-Clark	52,400	5,074
Kroger	209,900	7,067
Mead Johnson Nutrition, Cl A	144,310	11,699
Mondelez International, Cl A	373,100	10,992
PepsiCo	79,300	6,405
Philip Morris International	84,680	7,698
Procter & Gamble	108,200	8,305
Safeway (A)	190,200	4,377
Smithfield Foods *	68,900	2,270
SUPERVALU (A)	60,800	393
Tyson Foods, Cl A	295,500	7,387
Walgreen	272,725	13,025
Wal-Mart Stores	65,800	4,924
Whole Foods Market	324,038	16,805

		197,056

Energy — 9.8%
Alpha Natural Resources * (A)	88,600	592
Apache	19,600	1,610
Chevron	222,700	27,336
ConocoPhillips	176,200	10,808
Core Laboratories	41,972	5,782
CVR Energy	42,500	2,670
EOG Resources	100,125	12,926
Exxon Mobil	398,300	36,034
FMC Technologies *	118,183	6,578
Halliburton	31,100	1,301
Helmerich & Payne	21,800	1,346
Hess	37,000	2,494
Kinder Morgan	305,163	11,590
Marathon Oil	143,200	4,925
Marathon Petroleum	156,400	12,903
Murphy Oil (A)	100,000	6,332
National Oilwell Varco	41,750	2,935
Noble Energy	98,400	5,673
Occidental Petroleum	59,390	5,468
Patterson-UTI Energy (A)	161,200	3,387
Phillips 66	147,750	9,836
Schlumberger	91,349	6,671
Valero Energy	145,100	5,895

		185,092

1	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Large Cap Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Financials — 16.6%
ACE	17,400	$1,560
Aflac	29,700	1,654
Allied World Assurance Holdings	31,500	2,816
Allstate	125,700	6,064
American Capital *	140,900	1,878
American Capital Agency	9,400	243
American Financial Group	32,294	1,568
American International Group *	240,650	10,699
American Tower, Cl A	10,900	848
Ameriprise Financial	64,900	5,291
Annaly Capital Management	71,700	974
Associated Banc	95,600	1,473
Assurant	108,300	5,387
Axis Capital Holdings	77,600	3,380
Bank of America	563,900	7,703
Bank of New York Mellon	127,200	3,824
Berkshire Hathaway, Cl B *	30,900	3,525
BlackRock, Cl A	1,000	279
Boston Properties	2,900	309
Brandywine Realty Trust	56,000	793
Capital One Financial	148,240	9,032
CBL & Associates Properties	65,600	1,508
CBRE Group, Cl A *	68,700	1,593
Charles Schwab	558,562	11,093
Citigroup	525,050	27,297
CME Group, Cl A	81,625	5,545
CNA Financial	21,600	738
Digital Realty Trust ‡ (A)	3,300	201
Discover Financial Services	187,900	8,908
Endurance Specialty Holdings	19,600	987
Everest Re Group	50,400	6,532
Fifth Third Bancorp	367,900	6,696
General Growth Properties ‡	14,500	298
Goldman Sachs Group	60,200	9,757
Hartford Financial Services Group	110,300	3,379
HCC Insurance Holdings	6,000	257
HCP ‡	8,000	379
Hospitality Properties Trust ‡	35,500	1,036
Host Hotels & Resorts ‡	14,300	254
Huntington Bancshares	788,700	6,112
IntercontinentalExchange (A) *	47,025	8,051
Jones Lang LaSalle	1,200	110
JPMorgan Chase	629,220	34,349
KeyCorp	800,000	8,624
Kimco Realty ‡	11,200	248
Lincoln National	158,800	5,663
Macerich ‡	3,600	234
MetLife	43,500	1,923
Montpelier Re Holdings	49,200	1,230
Morgan Stanley	42,300	1,096
PartnerRe	86,200	7,814
PNC Financial Services Group	53,200	3,811
Popular *	19,400	582
Progressive (A)	335,800	8,560
Prologis ‡	9,000	363
Protective Life (A)	89,700	3,470
Prudential Financial	42,700	2,945
Public Storage ‡	2,700	410
Realogy Holdings *	23,200	1,198
Regions Financial	545,200	4,978

Description	Shares	Market Value ($ Thousands)

Reinsurance Group of America, Cl A	39,500	$2,603
RenaissanceRe Holdings	16,000	1,375
Simon Property Group ‡	8,300	1,381
SL Green Realty ‡	2,500	217
SLM	123,900	2,942
State Street	44,100	2,918
SunTrust Banks	43,500	1,396
T. Rowe Price Group	20,000	1,517
Travelers	119,400	9,996
Unum Group (A)	107,700	3,067
US Bancorp	94,200	3,303
Validus Holdings	31,300	1,130
Ventas ‡	4,915	351
Vornado Realty Trust ‡	3,600	288
Wells Fargo	595,600	24,152
Weyerhaeuser ‡	14,700	438

		314,603

Health Care — 13.5%
Abbott Laboratories	127,800	4,687
AbbVie	20,500	875
Actavis *	10,700	1,319
Aetna	104,400	6,304
Alexion Pharmaceuticals *	40,020	3,903
Allergan	90,350	8,989
AmerisourceBergen	71,300	3,856
Amgen	168,577	16,947
Baxter International	20,800	1,463
Biogen Idec *	52,978	12,582
Boston Scientific *	172,700	1,596
Bristol-Myers Squibb	121,110	5,572
Cardinal Health	48,000	2,254
Celgene *	140,283	17,346
Cigna	60,300	4,094
Community Health Systems	30,400	1,464
Covance *	62,402	4,654
Covidien	68,540	4,359
DaVita *	43,180	5,357
Eli Lilly	67,800	3,604
Endo Health Solutions *	14,300	519
Express Scripts Holding *	308,447	19,161
Gilead Sciences *	94,050	5,124
HCA Holdings	88,700	3,465
Humana	73,770	5,959
Idexx Laboratories (A) *	47,481	3,914
Intuitive Surgical *	14,486	7,207
Johnson & Johnson	242,307	20,397
McKesson	32,800	3,735
Medtronic	21,900	1,117
Merck	204,100	9,532
Novo Nordisk ADR	38,480	6,199
Omnicare (A)	26,300	1,211
Perrigo	39,625	4,593
Pfizer	1,137,730	30,980
Shire ADR	49,730	4,897
United Therapeutics *	78,300	5,205
UnitedHealth Group	34,400	2,154
Warner Chilcott, Cl A	5,400	104
WellPoint	71,900	5,534
Zimmer Holdings	45,700	3,588

		255,820

2	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Large Cap Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Industrials — 8.6%
AECOM Technology *	26,200	$807
AGCO	88,400	4,903
Alaska Air Group *	43,300	2,460
Alliant Techsystems	19,756	1,551
Avery Dennison	1,500	65
Canadian Pacific Railway	67,480	8,907
Caterpillar	54,550	4,680
Copa Holdings, Cl A	12,600	1,655
Cummins	57,550	6,885
Danaher	105,147	6,500
Deere	36,700	3,197
Delta Air Lines	283,200	5,101
Engility Holdings *	6,500	166
Exelis	16,200	197
FedEx	19,100	1,840
Fluor (A)	160,019	10,115
General Dynamics	21,400	1,650
General Electric	305,300	7,120
Ingersoll-Rand	3,000	173
ITT	72,400	2,183
Kansas City Southern	47,660	5,276
KBR	32,400	1,169
L-3 Communications Holdings, Cl 3	108,800	9,258
Lockheed Martin	35,900	3,799
Norfolk Southern	30,300	2,320
Northrop Grumman	127,200	10,480
Oshkosh Truck *	44,800	1,784
Pall	114,730	7,825
Parker Hannifin	16,800	1,676
Pentair	149,450	8,704
Raytheon	137,200	9,143
Roper Industries	47,662	5,921
RR Donnelley & Sons (A)	91,000	1,208
Southwest Airlines	201,300	2,852
Stericycle *	58,342	6,404
Timken	54,000	3,065
Union Pacific	55,860	8,637
United Continental Holdings (A) *	62,900	2,042
URS	13,300	644
Waste Management (A)	12,700	532

		162,894

Information Technology — 18.8%
Accenture, Cl A	108,547	8,913
Adobe Systems *	476,511	20,447
Altera	88,940	2,952
Amdocs	83,000	2,963
Amphenol, Cl A	68,008	5,298
Analog Devices	78,850	3,622
Ansys *	51,951	3,870
Apple	55,615	25,009
Applied Materials	417,170	6,341
BMC Software *	36,125	1,636
Broadridge Financial Solutions	7,900	214
Brocade Communications
Systems *	51,300	279
CA	89,100	2,433
Cisco Systems	749,480	18,047
Citrix Systems *	63,864	4,110

Description	Shares	Market Value ($ Thousands)

Cognizant Technology Solutions, Cl A *	44,038	$2,847
Computer Sciences	54,100	2,413
CoreLogic *	83,200	2,180
Corning	177,200	2,724
Dell	146,300	1,953
eBay *	135,300	7,320
EMC	425,682	10,540
Facebook, Cl A *	110,160	2,682
Fidelity National Information Services	40,100	1,801
First Solar * (A)	43,000	2,338
Fiserv *	3,100	270
Genpact	231,871	4,487
Google, Cl A *	21,505	18,718
Harris	23,600	1,183
Hewlett-Packard	129,700	3,167
Ingram Micro, Cl A *	125,800	2,404
Intel	162,900	3,955
International Business Machines	57,264	11,912
Intuit	141,525	8,271
Lender Processing Services	27,700	917
Marvell Technology Group	62,500	677
Mastercard, Cl A	47,977	27,359
Microsoft	244,300	8,521
National Instruments	124,767	3,543
NetApp	147,819	5,548
Oracle	288,768	9,749
Qualcomm	450,283	28,584
SAIC (A)	80,600	1,169
Salesforce.com * (A)	95,300	4,034
Seagate Technology	82,500	3,554
Symantec	200,700	4,494
TE Connectivity	29,200	1,296
Tech Data *	46,200	2,316
Teradata *	222,520	12,405
Texas Instruments	176,220	6,325
VeriFone Holdings *	90,025	2,100
VeriSign *	115,750	5,445
Visa, Cl A	94,600	16,852
Vishay Intertechnology (A) *	59,500	866
Western Digital	144,900	9,175
Xerox	319,300	2,807
Yahoo! *	93,600	2,462

		357,497

Materials — 3.2%
Ashland (A)	9,500	845
CF Industries Holdings	35,600	6,798
Domtar	14,300	1,036
Dow Chemical	237,460	8,183
Eastman Chemical	24,000	1,721
Ecolab	65,507	5,533
Freeport-McMoRan Copper & Gold, Cl B	43,500	1,351
Huntsman	102,600	1,996
International Paper	34,100	1,574
Louisiana-Pacific *	69,700	1,225
LyondellBasell Industries, Cl A, (A)	145,230	9,680
Monsanto	74,310	7,479
Newmont Mining	6,400	219

3	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Large Cap Fund

May 31, 2013

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)

Owens-Illinois *	45,900	$1,260
Packaging Corp of America	28,900	1,416
PPG Industries	3,401	522
Reliance Steel & Aluminum	13,500	888
Rock Tenn, Cl A	26,250	2,593
Steel Dynamics (A)	66,500	1,020
Syngenta ADR	69,866	5,438
Westlake Chemical	3,000	280

		61,057

Telecommunication Services — 2.0%
AT&T	238,000	8,328
Crown Castle International *	302,539	21,556
SBA Communications, Cl A (A) *	41,770	3,144
Sprint Nextel *	249,000	1,818
Verizon Communications	81,400	3,946

		38,792

Utilities — 1.7%
AES	323,300	3,944
Ameren	76,700	2,611
American Electric Power	162,300	7,437
DTE Energy	7,500	500
Duke Energy	8,100	542
Edison International	90,500	4,157
Entergy	48,600	3,347
Exelon	40,800	1,279
NV Energy	182,200	4,271
Public Service Enterprise Group	122,700	4,054

		32,142

Total Common Stock (Cost $1,357,903) ($ Thousands)		1,846,129

	Number Of Warrants
WARRANTS — 0.0%
Kinder Morgan, Expires 2017 *	101,260	569

Total Warrants (Cost $193) ($ Thousands)		569

AFFILIATED PARTNERSHIP — 4.6%
SEI Liquidity Fund, L.P. 0.100% ** † (B)	86,698,189	86,698

Total Affiliated Partnership (Cost $86,698) ($ Thousands)		86,698

CASH EQUIVALENTS — 1.6%
Investors Cash Trust - Treasury Portfolio - DWS US Treasury Money Fund 0.010% **	2,151,956	2,152
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010% ** †	28,990,159	28,990

Total Cash Equivalents (Cost $31,142) ($ Thousands)		31,142

U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bills 0.093%, 06/27/2013 (C)(D)	$3,142	3,142

Description	Market Value ($ Thousands)
Total U.S. Treasury Obligation (Cost $3,142) ($ Thousands)	$3,142

Total Investments — 103.7% (Cost $1,479,078) ($ Thousands)	$1,967,680

A list of the open futures contracts held by the Fund at May 31, 2013, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index EMINI	123	Jun-2013	$(113)
S&P Mid 400 Index E-MINI	11	Jun-2013	(3)

			$(116)

For the year ended May 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $1,897,837 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2013.

†	Investment in Affiliated Security (see Note 5).

‡	Real Estate Investment Trust.

(A)	This security or a partial position of this security is on loan at May 31, 2013. The total value of securities on loan at May 31, 2013 was $83,442 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total value of such securities as of May 31, 2013 was $86,698 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	The rate reported is the effective yield at time of purchase.

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

S&P — Standard & Poors

The following is a list of the inputs used as of May 31, 2013, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,846,129	$—	$—	$1,846,129
Warrant	569	—	—	569
Affiliated Partnership	—	86,698	—	86,698
Cash Equivalents	31,142	—	—	31,142
U.S. Treasury Obligation	—	3,142	—	3,142

Total Investments in Securities	$1,877,840	$89,840	$—	$1,967,680

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$(116)	$—	$—	$(116)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

4	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Large Cap Diversified Alpha Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 94.8%

Consumer Discretionary — 16.6%
Aaron’s	8,600	$242
Aeropostale *	41,100	600
Amazon.com *	100	27
AMC Networks, Cl A *	700	45
Ascena Retail Group *	40,200	817
Cablevision Systems, Cl A	5,900	89
Carmax *	400	19
Carnival, Cl A	19,300	639
Chico’s FAS	3,200	58
Cinemark Holdings	200	6
Coach	35,633	2,076
Comcast, Cl A	78,500	3,152
CST Brands *	2,522	77
Delphi Automotive	400	20
Dillard’s, Cl A	4,600	424
DIRECTV *	12,600	770
Discovery Communications, Cl A *	10,500	828
DISH Network, Cl A	1,900	73
DR Horton	4,800	117
Expedia	1,200	69
Ford Motor	10,000	157
GameStop, Cl A	17,300	574
Gannett	6,400	138
Gap	25,000	1,014
General Motors *	5,700	193
Gildan Activewear, Cl A	7,000	290
Goodyear Tire & Rubber *	2,800	42
H&R Block	20,600	603
Hanesbrands	12,100	603
Hasbro	300	13
Home Depot	34,900	2,745
Jarden *	6,150	286
L Brands	5,400	270
Lamar Advertising, Cl A *	2,700	126
Las Vegas Sands	500	29
Lear	6,900	414
Leggett & Platt	6,600	211
Lennar, Cl A	7,400	291
Liberty Global, Cl A *	6,300	465
Liberty Interactive, Cl A *	139,225	3,125
Liberty Media *	5,200	649
Liberty Ventures, Ser A *	1,700	139
LKQ *	15,000	367
Lowe’s	35,100	1,478
Macy’s	10,700	517
Madison Square Garden, Cl A *	2,600	152
Magna International, Cl A	4,900	326
McDonald’s	3,700	357
McGraw-Hill	18,280	997
Mohawk Industries *	1,900	211
NetFlix *	200	45
Newell Rubbermaid	34,600	936
News, Cl A	14,800	475
NIKE, Cl B	59,564	3,673
Nordstrom	35,057	2,062
NVR *	300	295
priceline.com *	3,300	2,653

Description	Shares	Market Value ($ Thousands)

PulteGroup *	18,300	$395
Royal Caribbean Cruises	8,400	294
Sally Beauty Holdings *	31,550	966
Scripps Networks Interactive, Cl A	700	47
Service International	1,900	34
Signet Jewelers	5,800	397
Staples	50,540	758
Starz - Liberty Capital *	5,300	123
Target	31,406	2,183
Thomson Reuters	2,600	87
Time Warner	23,800	1,389
Time Warner Cable, Cl A	15,800	1,509
TJX	8,700	440
Toll Brothers *	600	21
TRW Automotive Holdings *	800	51
Urban Outfitters *	5,300	222
Virgin Media	13,800	685
Visteon *	800	51
Walt Disney	50,762	3,202
Whirlpool	9,900	1,265
Williams-Sonoma	2,500	135

		51,323

Consumer Staples — 10.0%
Altria Group	1,000	36
Avon Products	11,600	274
Brown-Forman, Cl B	2,900	200
Bunge	300	21
Campbell Soup	17,150	734
Clorox	1,500	124
Coca-Cola Enterprises	28,200	1,048
Colgate-Palmolive	16,750	969
ConAgra Foods	6,200	209
Constellation Brands, Cl A *	6,100	323
Costco Wholesale	20,783	2,279
CVS Caremark	35,010	2,016
Dr. Pepper Snapple Group	6,900	317
Energizer Holdings	1,000	96
Estee Lauder, Cl A	29,951	2,030
General Mills	9,800	461
Green Mountain Coffee Roasters *	3,800	278
Hershey	16,100	1,435
Hillshire Brands	8,300	287
HJ Heinz	8,500	615
Hormel Foods	2,400	96
Ingredion	1,800	123
JM Smucker	3,300	333
Kellogg	3,100	192
Kimberly-Clark	17,500	1,694
Kraft Foods Group	19,600	1,081
Kroger	32,800	1,105
McCormick	6,200	428
Molson Coors Brewing, Cl B	3,600	178
Mondelez International, Cl A	68,341	2,013
PepsiCo	27,625	2,231
Philip Morris International	2,100	191
Procter & Gamble	3,200	246
Safeway	21,400	493
Sysco	11,400	385
Tyson Foods, Cl A	25,800	645
Walgreen	57,200	2,732

1	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Large Cap Diversified Alpha Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Wal-Mart Stores	13,710	$1,026
Whole Foods Market	39,244	2,035

		30,979

Energy — 8.3%
Apache	10,910	896
Baker Hughes	18,280	831
Cabot Oil & Gas	8,300	584
Cameron International *	300	18
Cheniere Energy *	700	20
Chevron	8,500	1,043
ConocoPhillips	15,400	945
CVR Energy	9,900	622
Dresser-Rand Group *	1,500	91
EOG Resources	25,025	3,231
EQT	6,400	511
Exxon Mobil	35,560	3,217
Halliburton	400	17
Helmerich & Payne	1,300	80
Hess	800	54
HollyFrontier	12,000	594
Kinder Morgan	76,693	2,913
Marathon Oil	24,100	829
Marathon Petroleum	27,600	2,277
Murphy Oil	27,020	1,711
Noble Energy	800	46
Patterson-UTI Energy	19,800	416
Phillips 66	22,900	1,524
Schlumberger	11,430	835
Southwestern Energy *	10,100	381
Tesoro	7,100	438
Valero Energy	36,400	1,479

		25,603

Financials — 11.3%
ACE	200	18
Aflac	15,630	870
Allied World Assurance Holdings	4,600	411
Allstate	11,200	540
American Capital *	16,200	216
American Express	10,175	770
American Tower, Cl A	500	39
Ameriprise Financial	5,100	416
Aon	400	25
Arch Capital Group *	6,400	328
Ares Capital	2,300	40
Aspen Insurance Holdings	500	18
Axis Capital Holdings	4,400	192
Bank of America	85,400	1,167
Berkshire Hathaway, Cl B *	600	68
BlackRock, Cl A	300	84
CapitalSource	4,900	46
CBL & Associates Properties	2,000	46
CBOE Holdings	4,700	189
CBRE Group, Cl A *	23,010	533
Cincinnati Financial	200	10
Citigroup	39,600	2,059
CME Group, Cl A	20,525	1,394
Corporate Office Properties Trust ‡	300	8
Corrections Corp of America ‡	5,797	204
Discover Financial Services	27,500	1,304
Eaton Vance	5,100	212

Description	Shares	Market Value ($ Thousands)

Everest Re Group	5,700	$739
Extra Space Storage ‡	2,900	121
Fidelity National Financial, Cl A	34,505	908
Fifth Third Bancorp	53,800	979
Genworth Financial, Cl A *	14,900	161
Goldman Sachs Group	10,800	1,750
Hartford Financial Services Group	12,800	392
HCC Insurance Holdings	4,200	180
Howard Hughes *	300	30
Hudson City Bancorp	4,800	41
Huntington Bancshares	116,200	900
IntercontinentalExchange *	11,775	2,016
JPMorgan Chase	36,100	1,971
KeyCorp	88,000	949
Lazard, Cl A	22,144	750
Lincoln National	5,900	210
M&T Bank	3,600	378
MetLife	16,650	736
MFA Mortgage Investments ‡	9,600	84
Moody’s	2,100	139
Morgan Stanley	17,700	458
MSCI, Cl A *	16,690	588
National Retail Properties ‡	5,200	186
Old Republic International	4,400	60
PartnerRe	6,300	571
Piedmont Office Realty Trust, Cl A ‡	5,000	95
Popular *	4,800	144
Progressive	84,350	2,150
Rayonier ‡	5,100	283
Regions Financial	79,300	724
RenaissanceRe Holdings	3,100	267
Senior Housing Properties Trust ‡	2,400	62
SunTrust Banks	19,100	613
Travelers	12,600	1,055
Unum Group	800	23
US Bancorp	4,700	165
Ventas ‡	700	50
Waddell & Reed Financial, Cl A	1,400	64
Wells Fargo	14,500	588
Weyerhaeuser ‡	52,485	1,565
Willis Group Holdings	13,940	545
XL Group, Cl A	3,900	123

		35,020

Health Care — 13.2%
Abbott Laboratories	9,900	363
AbbVie	6,200	265
Actavis *	7,800	962
Aetna	616	37
Agilent Technologies	13,030	592
Allergan	22,700	2,258
AmerisourceBergen	17,900	968
Amgen	38,028	3,823
Ariad Pharmaceuticals *	9,600	176
Baxter International	5,700	401
Biogen Idec *	9,753	2,316
BioMarin Pharmaceutical *	300	19
Boston Scientific *	3,000	28
Brookdale Senior Living, Cl A *	700	20
Cardinal Health	14,600	686
Celgene *	39,339	4,864

2	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Large Cap Diversified Alpha Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Cigna	8,300	$564
Community Health Systems	1,400	67
Covance *	1,100	82
Covidien	100	7
DaVita *	3,400	422
Edwards Lifesciences *	500	33
Eli Lilly	31,500	1,674
Express Scripts Holding *	33,132	2,058
Forest Laboratories *	21,680	862
Gilead Sciences *	26,524	1,445
Health Management Associates, Cl A *	4,300	59
Hologic *	28,740	596
Humana	9,700	783
Illumina *	2,100	148
Johnson & Johnson	42,265	3,558
Life Technologies *	400	29
McKesson	8,200	934
MEDNAX *	500	46
Merck	13,200	616
Mettler Toledo International *	600	131
Mylan Laboratories *	18,600	567
Novo Nordisk ADR	9,675	1,559
Perrigo	9,950	1,153
Pfizer	104,150	2,836
Regeneron Pharmaceuticals *	700	170
ResMed	6,400	307
Sirona Dental Systems *	2,400	170
St. Jude Medical	17,795	769
Teleflex	10,030	786
Tenet Healthcare *	3,500	166
Thermo Fisher Scientific	800	71
Thoratec *	2,700	84
United Therapeutics *	6,500	432
Zimmer Holdings	400	32
Zoetis *	500	16

		41,010

Industrials — 6.6%
ADT	1,000	41
AECOM Technology *	14,400	443
Alaska Air Group *	7,700	438
Alliant Techsystems	1,300	102
BE Aerospace *	1,000	63
C.H. Robinson Worldwide	3,900	221
Caterpillar	6,300	540
Chicago Bridge & Iron	900	57
Colfax *	1,500	75
Copa Holdings, Cl A	1,400	184
Copart *	3,300	113
Covanta Holding	2,200	45
Crane	600	36
Delta Air Lines	46,100	830
Diana Shipping *	32,740	332
Eaton	3,600	238
Emerson Electric	13,870	797
Expeditors International of Washington	1,300	51
Flowserve	2,300	387
Fluor	10,100	638
Fortune Brands Home & Security	6,200	262
Gardner Denver	400	30

Description	Shares	Market Value ($ Thousands)

General Electric	44,060	$1,028
GrafTech International *	82,415	691
Illinois Tool Works	9,550	670
Ingersoll-Rand	19,740	1,136
Iron Mountain	7,200	258
ITT	27,150	818
Kirby *	300	23
L-3 Communications Holdings, Cl 3	12,800	1,089
Lennox International	1,000	64
Lockheed Martin	6,800	720
Manitowoc	800	17
Masco	13,300	280
Northrop Grumman	32,130	2,647
Oshkosh Truck *	9,700	386
Owens Corning *	400	17
Raytheon	26,000	1,733
Republic Services, Cl A	5,100	174
Rockwell Collins	12,815	830
Ryder System	400	25
Snap-on	800	73
Southwest Airlines	1,500	21
TransDigm Group *	400	58
Trinity Industries	2,900	119
Union Pacific	5,700	882
United Continental Holdings *	9,300	302
URS	6,600	320
Valmont Industries	100	15
Waste Connections	2,100	85

		20,404

Information Technology — 19.1%
Activision Blizzard	20,000	289
Adobe Systems *	113,918	4,888
Alliance Data Systems *	200	35
Amdocs	20,900	746
AOL *	800	28
Apple	7,125	3,204
Automatic Data Processing	11,600	797
BMC Software *	9,050	410
Cadence Design Systems *	6,700	101
Check Point Software Technologies *	13,470	675
Cisco Systems	43,300	1,043
Cognizant Technology Solutions, Cl A *	800	52
Computer Sciences	19,000	848
CoreLogic *	4,100	107
Cree *	900	56
eBay *	41,200	2,229
Electronic Arts *	7,100	163
EMC	87,506	2,167
Facebook, Cl A *	2,400	58
First Solar *	5,500	299
FleetCor Technologies *	2,200	192
Genpact *	5,400	105
Google, Cl A *	5,310	4,622
Harris	4,600	230
Ingram Micro, Cl A *	14,800	283
International Business Machines	10,003	2,081
Intuit	35,525	2,076
IPG Photonics *	900	53
Jack Henry & Associates	2,600	122

3	SEI Institutional Investments Trust / Annual Report/ May 31, 2013

Schedule of Investments

Large Cap Diversified Alpha Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Linear Technology	700	$26
LSI *	73,435	543
Marvell Technology Group	19,700	214
Mastercard, Cl A	6,645	3,789
Microsoft	92,190	3,216
Motorola Solutions	5,400	313
NeuStar, Cl A *	2,300	111
Oracle	87,007	2,937
Qualcomm	81,980	5,204
Rackspace Hosting *	6,700	252
Riverbed Technology *	44,550	689
SanDisk *	6,200	366
Seagate Technology	8,400	362
Solera Holdings	3,300	181
Stratasys *	900	75
Symantec	42,900	961
Teradata *	28,375	1,582
VeriFone Holdings *	54,850	1,280
VeriSign *	29,025	1,365
Visa, Cl A	36,300	6,466
Western Digital	14,000	886
Yahoo! *	6,300	166
Zebra Technologies, Cl A *	500	23

		58,966

Materials — 3.6%
Allied Nevada Gold *	5,800	45
Ashland	600	53
Bemis	2,300	90
CF Industries Holdings	3,700	707
E.I. du Pont de Nemours	15,800	882
Eastman Chemical	1,700	122
Ecolab	1,200	101
International Flavors & Fragrances	1,400	112
International Paper	2,000	92
Louisiana-Pacific *	16,700	294
LyondellBasell Industries, Cl A	25,100	1,673
Monsanto	400	40
NewMarket	300	82
Newmont Mining	17,585	603
Owens-Illinois *	25,395	697
Packaging Corp of America	13,300	652
PPG Industries	400	61
Rock Tenn, Cl A	4,200	415
Royal Gold	3,000	164
Sealed Air	35,568	854
Sherwin-Williams	3,400	641
Southern Copper	9,100	283
Syngenta ADR	17,525	1,364
Valspar	2,800	201
Vulcan Materials	900	48
Westlake Chemical	1,100	103
WR Grace *	9,555	808

		11,187

Telecommunication Services — 3.6%
AT&T	56,500	1,977
BCE	6,100	273
Crown Castle International *	85,138	6,066
Frontier Communications	55,700	231
SBA Communications, Cl A *	5,700	429
Sprint Nextel *	105,900	773

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)

Verizon Communications	31,300	$1,517

		11,266

Utilities — 2.5%
AES	23,900	291
AGL Resources	6,100	258
American Electric Power	23,200	1,063
Aqua America	2,600	81
Atmos Energy	3,500	148
Centerpoint Energy	2,700	63
DTE Energy	6,000	400
Edison International	19,200	882
Great Plains Energy	900	20
ITC Holdings	1,900	165
National Fuel Gas	3,300	202
NextEra Energy	14,200	1,074
NRG Energy	15,600	398
NV Energy	42,200	989
Pepco Holdings	2,900	60
Pinnacle West Capital	300	17
PPL	7,100	211
Public Service Enterprise Group	23,700	783
Questar	700	17
Sempra Energy	4,800	390
UGI	5,000	191
Vectren	500	17

		7,720

Total Common Stock (Cost $248,240) ($ Thousands)		293,478

EXCHANGE TRADED FUND — 0.3%
SPDR Gold Trust	6,470	866

Total Exchange Traded Fund (Cost $993) ($ Thousands)		866

	Number Of Warrants

WARRANTS — 0.1%
Kinder Morgan, Expires 2017 *	28,240	159

Total Warrants (Cost $54) ($ Thousands)		159

CASH EQUIVALENT — 5.4%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010% ** †	16,838,688	16,839

Total Cash Equivalent (Cost $16,839) ($ Thousands)		16,839

U.S. TREASURY OBLIGATIONS (A)(B) — 0.5%
U.S. Treasury Bills
0.120%, 06/27/2013	$514	514
0.042%, 07/25/2013	1,066	1,066

Total U.S. Treasury Obligations (Cost $1,580) ($ Thousands)		1,580

Total Investments — 101.1% (Cost $267,706) ($ Thousands)		$312,922

4	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Large Cap Diversified Alpha Fund

May 31, 2013

A list of the open futures contracts held by the Fund at May 31, 2013, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
Russell 2000 Index E-MINI	13	Jun-2013	$(7)
S&P 500 Index EMINI	110	Jun-2013	(110)

			$(117)

For the year ended May 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $309,577 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2013.

†	Investment in Affiliated Security (see Note 5).

‡	Real Estate Investment Trust.

(A)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(B)	The rate reported is the effective yield at time of purchase.

ADR — American Depositary Receipt

Cl — Class

Ser — Series

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depository Receipt

The following is a list of inputs used as of May 31, 2013, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$293,478	$—	$—	$293,478
Exchange Traded Fund	866	—	—	866
Warrant	159	—	—	159
Cash Equivalent	16,839	—	—	16,839
U.S. Treasury Obligations	—	1,580	—	1,580

Total Investments in Securities	$311,342	$1,580	$—	$312,922

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$(117)	$—	$—	$(117)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

5	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Large Cap Disciplined Equity Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 94.5%

Consumer Discretionary — 11.7%
Advance Auto Parts	40,560	$3,307
AMC Networks, Cl A *	2,900	186
American Eagle Outfitters	152,265	3,013
AutoNation *	18,700	866
AutoZone *	101,168	41,361
Bally Technologies * (A)	34,250	1,951
Brinker International (A)	292,261	11,460
Cablevision Systems, Cl A (A)	102,600	1,551
Carmax * (A)	12,600	589
Carnival, Cl A	98,500	3,260
Carter’s	3,500	252
CBS, Cl B	102,600	5,079
Chico’s FAS (A)	100,100	1,808
Cinemark Holdings	20,500	601
Coach	75,400	4,393
Comcast, Cl A	1,360,625	53,836
Delphi Automotive	359,749	17,559
Dillard’s, Cl A	54,600	5,038
DIRECTV *	168,498	10,300
Discovery Communications, Cl A * (A)	85,600	6,750
DR Horton (A)	138,300	3,369
Expedia (A)	47,300	2,718
Foot Locker	20,400	700
Ford Motor	1,099,711	17,243
GameStop, Cl A (A)	49,000	1,625
Gannett (A)	279,233	6,004
Gap	273,400	11,086
General Motors * (A)	21,535	730
Goodyear Tire & Rubber *	735,884	11,141
H&R Block	175,400	5,134
Hasbro (A)	64,430	2,866
Home Depot	637,367	50,135
Iconix Brand Group * (A)	67,450	2,030
International Game Technology	184,300	3,295
Jack in the Box *	18,000	657
John Wiley & Sons, Cl A	4,000	159
Kohl’s (A)	149,776	7,700
L Brands	19,300	965
Lear	22,101	1,326
Leggett & Platt (A)	87,700	2,806
Lennar, Cl A (A)	99,000	3,893
Lowe’s	266,000	11,201
Macy’s	891,462	43,093
Marriott International, Cl A	6,900	290
Matthews International, Cl A (A)	80,660	3,093
McDonald’s	189,032	18,255
McGraw-Hill	486,200	26,522
Modine Manufacturing *	173,338	1,777
NetFlix * (A)	2,300	520
Newell Rubbermaid	154,500	4,178
News, Cl A	111,400	3,577
NIKE, Cl B	173,100	10,673
O’Reilly Automotive *	500	55
Polaris Industries (A)	17,600	1,681
PulteGroup * (A)	273,886	5,913
PVH	8,800	1,014
Ralph Lauren, Cl A	25,600	4,482

Description	Shares	Market Value ($ Thousands)

Regal Entertainment Group, Cl A (A)	174,898	$3,096
Ross Stores	353,450	22,727
Scripps Networks Interactive, Cl A	39,600	2,667
Smith & Wesson Holding * (A)	31,800	290
Starbucks	55,800	3,519
Starz - Liberty Capital *	41,096	948
Target	258,356	17,956
Taylor Morrison Home, Cl A *	440,800	11,386
Tenneco *	46,355	2,056
Texas Roadhouse, Cl A	66,275	1,567
Thor Industries (A)	39,000	1,666
Time Warner	410,270	23,947
Time Warner Cable, Cl A	82,416	7,872
TJX	665,860	33,699
Tupperware Brands	21,600	1,749
Urban Outfitters *	62,000	2,600
Vera Bradley * (A)	95,795	2,251
Viacom, Cl B	398,805	26,277
Virgin Media (A)	37,165	1,846
Visteon *	2,800	178
Walt Disney	161,750	10,203
Whirlpool	138,100	17,644
Wyndham Worldwide	49,700	2,889
Wynn Resorts	2,100	285
Yum! Brands	73,300	4,966

		649,350

Consumer Staples — 9.4%
Altria Group	914,354	33,008
Archer-Daniels-Midland	301,800	9,727
Brown-Forman, Cl B	18,200	1,252
Bunge (A)	212,532	14,792
Cal-Maine Foods	2,100	94
Campbell Soup (A)	49,700	2,128
Central Garden and Pet, Cl A *	191,800	1,456
Clorox	7,600	631
Coca-Cola	347,674	13,903
Coca-Cola Enterprises	423,432	15,735
Colgate-Palmolive	84,000	4,859
ConAgra Foods	27,700	933
Constellation Brands, Cl A *	85,100	4,511
Costco Wholesale	33,200	3,641
CVS Caremark	654,608	37,692
Dean Foods * (A)	82,084	861
Dr. Pepper Snapple Group (A)	369,980	17,012
General Mills	7,000	330
Henkel	40,992	3,352
Herbalife (A)	99,383	4,638
Hershey	25,000	2,228
HJ Heinz	33,800	2,446
Hormel Foods	27,900	1,111
Ingredion	33,500	2,282
JM Smucker	189,625	19,145
Kellogg	25,400	1,576
Kimberly-Clark	90,270	8,741
Kraft Foods Group	446,340	24,607
Kroger	682,067	22,965
McCormick (A)	31,500	2,176
Medifast * (A)	18,500	533
Molson Coors Brewing, Cl B	234,950	11,609
Mondelez International, Cl A	382,013	11,254

1	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Large Cap Disciplined Equity Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

PepsiCo	286,392	$23,132
Philip Morris International	1,001,143	91,014
Pilgrim’s Pride *	32,800	392
Procter & Gamble	335,324	25,739
Safeway (A)	298,923	6,878
Sysco (A)	298,090	10,076
TreeHouse Foods *	22,650	1,483
Tyson Foods, Cl A	655,977	16,399
Wal-Mart Stores	834,879	62,483
WhiteWave Foods, Cl A * (A)	20,968	366
WhiteWave Foods, Cl B * (A)	16,472	272

		519,462

Energy — 10.5%
Anadarko Petroleum	77,300	6,761
Apache	183,655	15,084
Cabot Oil & Gas	117,900	8,296
Chevron	1,125,753	138,186
ConocoPhillips	871,915	53,483
Consol Energy	206,035	7,145
Diamond Offshore Drilling (A)	30,600	2,106
Dresser-Rand Group *	36,100	2,188
Ensco, Cl A	188,700	11,354
EOG Resources	4,500	581
EQT	51,700	4,130
Exxon Mobil	943,024	85,315
Halliburton	45,400	1,900
Helmerich & Payne	24,100	1,488
HollyFrontier	147,743	7,313
Key Energy Services *	329,695	2,136
Kinder Morgan	79,860	3,033
Marathon Oil	114,454	3,936
Marathon Petroleum	251,800	20,774
Murphy Oil (A)	24,600	1,558
National Oilwell Varco	531,770	37,383
Noble Energy	378,238	21,805
Occidental Petroleum	198,741	18,298
Oil States International *	21,810	2,148
PDC Energy *	43,400	2,222
Peabody Energy	549,885	10,816
Phillips 66	473,522	31,522
Pioneer Natural Resources	27,300	3,786
Schlumberger	423,127	30,901
Solazyme * (A)	138,400	1,705
Southwestern Energy *	50,600	1,907
Superior Energy Services *	8,300	222
Tesoro	213,681	13,174
Ultra Petroleum * (A)	105,369	2,400
Valero Energy	482,496	19,604
Williams	32,600	1,147

		575,807

Financials — 14.3%
ACE	3,300	296
Aflac	97,810	5,447
Allstate	444,646	21,450
American Assets Trust	13,600	438
American Capital Agency	434,297	11,205
American Capital Mortgage Investment	32,400	683
American Express	721,953	54,659
American Financial Group	11,200	544
American International Group *	545,907	24,271

Description	Shares	Market Value ($ Thousands)

American Tower, Cl A	29,000	$2,257
Ameriprise Financial	14,936	1,217
Annaly Capital Management	201,800	2,740
Aon	7,800	497
Arch Capital Group * (A)	33,435	1,712
Axis Capital Holdings	96,088	4,186
Bank of America	2,942,706	40,197
Bank of New York Mellon	68,500	2,059
BB&T	55,400	1,824
Berkshire Hathaway, Cl B *	79,574	9,077
BlackRock, Cl A	30,600	8,543
Brown & Brown	85,500	2,759
Camden Property Trust	45,520	3,152
Capital One Financial	46,800	2,852
CBRE Group, Cl A *	16,235	377
Chubb	89,100	7,761
Cincinnati Financial	90,500	4,284
CIT Group *	738,858	34,047
Citigroup	1,859,175	96,658
CME Group, Cl A	202,810	13,777
Corrections Corp of America ‡	137,250	4,824
Discover Financial Services	684,370	32,446
East West Bancorp	82,580	2,175
EverBank Financial	148,300	2,328
Extra Space Storage ‡	71,095	2,978
Fidelity National Financial, Cl A	320,557	8,434
Franklin Resources	8,500	1,316
Franklin Street Properties ‡	14,600	199
General Growth Properties ‡	73,200	1,503
Genworth Financial, Cl A *	268,700	2,905
Goldman Sachs Group	155,201	25,155
Hartford Financial Services Group	117,200	3,590
Hudson City Bancorp	267,400	2,273
Huntington Bancshares	290,400	2,250
IntercontinentalExchange * (A)	53,175	9,104
Invesco	49,100	1,657
Jones Lang LaSalle	44,127	4,052
JPMorgan Chase	1,599,101	87,295
Kilroy Realty ‡ (A)	54,485	2,883
Lexington Realty Trust ‡ (A)	212,165	2,671
Lincoln National	251,700	8,976
M&T Bank (A)	50,840	5,333
Macerich ‡ (A)	48,670	3,159
Marsh & McLennan	545,360	21,825
MetLife	247,400	10,937
Moody’s (A)	136,230	9,051
Morgan Stanley	1,335,490	34,589
MSCI, Cl A *	208,160	7,336
NASDAQ OMX Group	10,800	340
Nelnet, Cl A	20,800	812
Northern Trust	3,400	198
PacWest Bancorp (A)	107,505	3,099
PartnerRe	135,734	12,304
Plum Creek Timber ‡	254,024	12,117
Popular *	6,637	199
Raymond James Financial	76,720	3,373
Realogy Holdings *	26,780	1,383
Regions Financial	300,543	2,744
Reinsurance Group of America, Cl A	7,300	481
Select Income ‡	3,800	104
Signature Bank NY *	33,260	2,567

2	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Large Cap Disciplined Equity Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Simon Property Group ‡	18,889	$3,144
SLM	6,100	145
State Street	6,100	404
SunTrust Banks	136,200	4,371
Symetra Financial	29,700	415
TCF Financial (A)	157,700	2,271
Torchmark (A)	22,200	1,432
Travelers	96,600	8,087
US Bancorp	897,109	31,453
Vornado Realty Trust ‡	26,320	2,104
Waddell & Reed Financial, Cl A	45,430	2,092
Wells Fargo	400,355	16,234
Weyerhaeuser ‡	303,600	9,053
Winthrop Realty Trust ‡	14,500	180
Wintrust Financial (A)	47,980	1,811
XL Group, Cl A	96,640	3,037

		786,167

Health Care — 12.9%
Abbott Laboratories	489,940	17,966
AbbVie	736,092	31,424
Actavis *	231,040	28,485
Aetna	9,471	572
Agilent Technologies	27,611	1,255
Alexion Pharmaceuticals *	10,500	1,024
Allergan	2,800	279
AmerisourceBergen (A)	102,969	5,568
Amgen	417,016	41,923
Ariad Pharmaceuticals *	121,700	2,232
Baxter International	429,390	30,199
Biogen Idec *	72,900	17,313
Bristol-Myers Squibb	105,717	4,864
Brookdale Senior Living, Cl A *	73,500	2,084
Bruker *	9,000	149
C.R. Bard	10,100	1,041
Cardinal Health	289,201	13,581
CareFusion *	155,565	5,717
Celgene *	127,900	15,815
Charles River Laboratories International *	16,115	698
Cigna	10,500	713
Covance *	25,338	1,889
Covidien	633,270	40,276
DaVita *	39,300	4,876
Edwards Lifesciences *	36,600	2,432
Eli Lilly	703,058	37,374
Express Scripts Holding *	615,880	38,258
Gilead Sciences * (A)	258,795	14,099
Haemonetics *	57,510	2,374
HCA Holdings	161,235	6,298
Henry Schein *	17,560	1,691
Humana	57,500	4,645
Intuitive Surgical *	2,100	1,045
Johnson & Johnson	606,506	51,056
Magellan Health Services *	23,100	1,259
McKesson	185,760	21,151
Medtronic	263,973	13,465
Merck	532,419	24,864
Mylan Laboratories *	435,075	13,261
PerkinElmer	71,200	2,230
Pfizer	4,164,475	113,399
Quintiles Transnational Holdings *	52,200	2,299

Description	Shares	Market Value ($ Thousands)

Regeneron Pharmaceuticals *	2,800	$677
Sanofi-Aventis	114,980	12,295
St. Jude Medical	68,900	2,979
Stryker	100,200	6,652
Team Health Holdings *	40,300	1,574
Tenet Healthcare *	52,200	2,473
UnitedHealth Group	590,470	36,981
Vertex Pharmaceuticals *	133,330	10,708
WellPoint	15,200	1,170
Zimmer Holdings (A)	6,200	487
Zoetis * (A)	291,965	9,343

		706,482

Industrials — 9.6%
3M	28,666	3,161
ACCO Brands *	111,400	796
Actuant, Cl A (A)	86,370	2,937
ADT	248,040	10,068
AECOM Technology *	9,900	305
Alaska Air Group *	26,175	1,487
Alliant Techsystems	27,100	2,128
AO Smith	6,800	267
Avery Dennison	9,900	431
Babcock & Wilcox	73,800	2,190
BE Aerospace *	38,000	2,411
Boeing	193,882	19,198
C.H. Robinson Worldwide	48,700	2,761
Canadian National Railway	125,250	12,684
Carlisle	17,100	1,118
Caterpillar	13,428	1,152
Cintas (A)	16,800	767
CNH Global * (A)	96,985	4,204
CSX	1,235,270	31,141
Deere	75,400	6,568
Delta Air Lines	372,795	6,714
Dun & Bradstreet (A)	9,800	962
Eaton	3,800	251
Echo Global Logistics *	97,294	1,739
Emerson Electric	451,393	25,937
Equifax	77,400	4,714
Expeditors International of Washington	17,800	695
FedEx	63,500	6,118
Flowserve	30,700	5,162
Fluor (A)	33,100	2,092
General Dynamics	87,000	6,708
General Electric	2,587,775	60,347
Honeywell International	279,633	21,940
Hub Group, Cl A *	57,869	2,101
Illinois Tool Works	52,700	3,696
Ingersoll-Rand	130,400	7,502
Iron Mountain	91,900	3,294
Joy Global (A)	237,655	12,852
Kansas City Southern	6,800	753
KAR Auction Services	94,245	2,210
Kennametal	42,300	1,833
L-3 Communications Holdings, Cl 3	162,680	13,842
Lennox International	33,600	2,150
Lockheed Martin	198,156	20,971
Masco	293,835	6,176
MasTec * (A)	76,945	2,447
Matson	21,300	536
Middleby *	8,915	1,457

3	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Large Cap Disciplined Equity Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Norfolk Southern	96,500	$7,391
Northrop Grumman	170,703	14,064
Oshkosh Truck *	106,100	4,225
Parker Hannifin (A)	84,900	8,470
Pitney Bowes (A)	731,265	10,735
Quanta Services *	57,385	1,628
Raytheon	85,400	5,691
Republic Services, Cl A	353,325	12,048
Rockwell Collins	4,300	278
Rollins	5,300	134
Roper Industries	4,000	497
Ryder System	30,800	1,942
Snap-on	36,000	3,279
Southwest Airlines	23,100	328
SPX	21,890	1,728
Terex *	180,620	6,479
Toro	27,300	1,301
Towers Watson, Cl A	218,720	16,990
Trimas *	87,440	2,820
Trinity Industries	70,391	2,881
Tyco International	763,345	25,809
UniFirst	5,600	531
Union Pacific	81,800	12,648
United Parcel Service, Cl B	314,930	27,052
United Technologies	214,403	20,347
Valmont Industries	16,900	2,574
WW Grainger	23,100	5,947

		528,790

Information Technology — 18.5%
Accenture, Cl A	86,800	7,127
Amdocs	217,470	7,764
AOL *	246,517	8,544
Apple	410,514	184,600
ARRIS Group *	16,300	247
Arrow Electronics *	12,500	497
Autodesk *	49,025	1,850
Automatic Data Processing	83,300	5,724
Avnet *	63,600	2,173
Blackhawk Network Holdings, Cl A * (A)	102,310	2,437
Booz Allen Hamilton Holding, Cl A	64,101	1,118
Broadridge Financial Solutions	37,800	1,026
CA	97,400	2,660
Cadence Design Systems * (A)	183,020	2,769
Cisco Systems	3,682,273	88,669
Cognizant Technology Solutions, Cl A *	18,300	1,183
CommVault Systems *	12,400	868
Computer Sciences	362,942	16,191
CoreLogic *	99,400	2,604
Corning	838,500	12,888
eBay *	809,830	43,812
Electronic Arts *	101,700	2,338
EMC (A)	731,360	18,109
Facebook, Cl A *	429,110	10,449
First Solar * (A)	88,364	4,805
Fiserv *	13,200	1,151
FleetMatics Group * (A)	62,300	1,853
FLIR Systems	106,015	2,583
Google, Cl A *	61,304	53,360
Harris	194,203	9,735

Description	Shares	Market Value ($ Thousands)

Hewlett-Packard	477,800	$11,668
Informatica *	62,500	2,272
Ingram Micro, Cl A *	194,933	3,725
Intel	39,799	966
International Business Machines	569,653	118,499
Intuit	136,600	7,983
j2 Global (A)	43,615	1,783
Jabil Circuit	32,100	644
JDS Uniphase *	45,800	624
Juniper Networks *	53,500	949
Lender Processing Services	54,400	1,800
Littelfuse	26,375	1,938
LSI *	2,422,091	17,924
Marvell Technology Group	88,500	959
Mastercard, Cl A	37,119	21,167
Microsemi *	80,505	1,766
Microsoft	2,803,783	97,796
NetApp	35,300	1,325
Netscout Systems * (A)	109,765	2,673
ON Semiconductor *	252,930	2,165
Oracle	1,726,249	58,278
Paychex (A)	20,000	745
Pegasystems	4,100	133
Qualcomm	925,415	58,745
Red Hat *	53,810	2,595
Seagate Technology	226,216	9,745
SolarWinds *	11,600	489
SS&C Technologies Holdings *	63,986	2,024
Symantec	668,073	14,958
Syntel *	9,700	620
Texas Instruments	256,130	9,193
VeriSign *	500	23
Visa, Cl A	138,762	24,719
Web.com Group *	101,800	2,137
Western Digital	296,500	18,774
Western Union	296,536	4,857
Xerox	325,624	2,862
Xilinx	45,665	1,856
Yahoo! *	247,499	6,509

		1,017,022

Materials — 3.5%
Airgas (A)	7,400	761
Ball	11,200	483
Bemis	39,300	1,539
Caesarstone Sdot-Yam *	75,600	2,174
Carpenter Technology	53,785	2,590
Celanese, Cl A	8,200	405
CF Industries Holdings	52,000	9,930
E.I. du Pont de Nemours (A)	111,891	6,242
Eastman Chemical	135,265	9,701
Ecolab	60,300	5,094
Freeport-McMoRan Copper & Gold, Cl B	372,388	11,563
International Flavors & Fragrances	17,300	1,389
International Paper	12,800	591

4	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Large Cap Disciplined Equity Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

LyondellBasell Industries, Cl A (A)	458,215	$30,540
Monsanto	280,072	28,187
Mosaic	77,900	4,738
Newmont Mining	368,337	12,627
Owens-Illinois *	146,300	4,016
PPG Industries	35,400	5,438
Praxair	12,500	1,429
Rock Tenn, Cl A	17,995	1,777
Rockwood Holdings	31,385	2,092
Schweitzer-Mauduit International (A)	57,240	2,751
Sherwin-Williams	53,100	10,011
Silver Wheaton (A)	20,365	483
Southern Copper (A)	115,874	3,609
US Silica Holdings (A)	141,335	3,122
Vulcan Materials (A)	512,340	27,451

		190,733

Telecommunication Services — 2.4%
America Movil, Ser L	373,860	7,443
AT&T	1,262,671	44,181
CenturyLink	416,355	14,219
Crown Castle International *	91,100	6,491
Frontier Communications (A)	645,500	2,672
Sprint Nextel * (A)	3,276,246	23,917
Verizon Communications	708,703	34,358

		133,281

Utilities — 1.7%
AES	705,800	8,611
AGL Resources	66,300	2,807
Ameren	116,000	3,949
American Electric Power	150,369	6,890
American Water Works	61,100	2,440
California Water Service Group	138,220	2,727
CMS Energy	89,850	2,421
Dominion Resources	37,700	2,132
DTE Energy	52,400	3,490
Duke Energy	3,401	228
Edison International	497,153	22,839
NextEra Energy	137,422	10,392
NRG Energy	281,315	7,179
ONEOK	33,900	1,530
Pepco Holdings	33,400	694
Pinnacle West Capital	4,100	231
PPL (A)	37,900	1,126
Public Service Enterprise Group	47,300	1,563
SCANA	36,300	1,831
Sempra Energy	57,900	4,707
Southern	5,700	250
Xcel Energy	90,800	2,608

		90,645

Total Common Stock (Cost $4,466,619) ($ Thousands)		5,197,739

PREFERRED STOCK — 0.3%

Preferred Stock — 0.3%
Henkel	149,551	14,460

Total Preferred Stock (Cost $12,723) ($ Thousands)		14,460

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)

AFFILIATED PARTNERSHIPS — 4.0%
SEI LIBOR Plus Portfolio** †	1,137,968	$8,660
SEI Liquidity Fund, L.P. 0.100% ** † (B)	210,764,245	210,764

Total Affiliated Partnerships (Cost $222,144) ($ Thousands)		219,424

CASH EQUIVALENT — 2.7%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010% ** †	147,864,259	147,864

Total Cash Equivalent (Cost $147,864) ($ Thousands)		147,864

U.S. TREASURY OBLIGATIONS (C) (D) — 0.6%
U.S. Treasury Bills
0.130%, 07/25/2013	$4,073	4,073
0.075%, 06/27/2013	28,711	28,710
0.087%, 06/20/2013	2,400	2,400

Total U.S. Treasury Obligations (Cost $35,182) ($ Thousands)		35,183

Total Investments — 102.1% (Cost $4,884,532) ($ Thousands)		$5,614,670

A list of the open futures contracts held by the Fund at May 31, 2013, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index EMINI	1,194	Jun-2013	$446
S&P Composite Index	206	Jun-2013	5,594

			$6,040

For the year ended May 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivativetype during the year.

5	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Large Cap Disciplined Equity Fund

May 31, 2013

Percentages are based on a Net Assets of $5,500,315 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2013.

†	Investment in Affiliated Security (see Note 5).

‡	Real Estate Investment Trust.

(A)	This security or a partial position of this security is on loan at May 31, 2013. The total value of securities on loan at May 31, 2013 was $202,848 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total value of such securities as of May 31, 2013 was $210,764 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	The rate reported is the effective yield at time of purchase.

Cl — Class

LIBOR — London Interbank Offered Rate

L.P. — Limited Partnership

S&P — Standard & Poor’s

Ser — Series

The following is a list of the inputs used as of May 31, 2013, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$5,197,739	$—	$—	$5,197,739
Preferred Stock	14,460	—	—	14,460
Affiliated Partnerships	8,660	210,764	—	219,424
Cash Equivalent	147,864	—	—	147,864
U.S. Treasury
Obligations	—	35,183	—	35,183

Total Investments in Securities	$5,368,723	$245,947	$—	$5,614,670

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$6,040	$—	$—	$6,040

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — significant accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

6	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Large Cap Index Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.4%

Consumer Discretionary — 12.4%
Aaron’s	7,400	$208
Abercrombie & Fitch, Cl A	10,802	541
Advance Auto Parts	9,708	791
Allison Transmission Holdings	2,500	59
Amazon.com *	47,489	12,776
AMC Networks, Cl A *	7,085	454
American Eagle Outfitters	24,371	482
Apollo Group, Cl A *	12,264	245
Ascena Retail Group *	15,200	309
AutoNation *	4,332	201
AutoZone *	4,707	1,924
Bally Technologies * (A)	4,500	256
Bed Bath & Beyond *	28,715	1,960
Best Buy (A)	38,047	1,048
Big Lots *	9,600	327
BorgWarner *	14,582	1,182
Brinker International	9,483	372
Cablevision Systems, Cl A (A)	25,642	388
Carmax * (A)	29,060	1,359
Carnival, Cl A	52,900	1,751
Carter’s	6,000	433
CBS, Cl B	76,169	3,770
Charter Communications, Cl A *	6,000	672
Chico’s FAS	17,700	320
Chipotle Mexican Grill, Cl A *	4,019	1,451
Choice Hotels International (A)	2,584	102
Cinemark Holdings	14,200	417
Clear Channel Outdoor Holdings, Cl A *	700	6
Coach	36,867	2,148
Comcast, Cl A	352,425	14,150
CST Brands * (A)	7,148	217
Darden Restaurants	15,522	804
Deckers Outdoor * (A)	4,900	263
Delphi Automotive	41,200	2,011
DeVry (A)	7,600	238
Dick’s Sporting Goods	12,358	647
Dillard’s, Cl A	3,000	277
DIRECTV *	76,339	4,667
Discovery Communications, Cl A *	32,500	2,563
DISH Network, Cl A *	24,662	950
Dollar General *	23,500	1,241
Dollar Tree *	29,058	1,396
DR Horton (A)	34,068	830
DreamWorks Animation SKG, Cl A (A) *	6,434	141
DSW, Cl A	3,600	266
Dunkin’ Brands Group (A)	7,500	297
Expedia (A)	8,967	515
Family Dollar Stores	11,662	713
Foot Locker	18,569	637
Ford Motor	495,484	7,769
Fossil *	7,500	797
GameStop, Cl A (A)	15,800	524
Gannett	34,859	749
Gap	38,021	1,542
Garmin (A)	13,500	472

Description	Shares	Market Value ($ Thousands)

General Motors * (A)	102,900	$3,487
Gentex (A)	18,132	415
Genuine Parts (A)	19,571	1,522
GNC Holdings, Cl A	8,600	387
Goodyear Tire & Rubber *	30,352	460
Guess? (A)	7,700	245
H&R Block	33,925	993
Hanesbrands	13,843	690
Harley-Davidson	29,003	1,582
Harman International Industries	8,768	466
Hasbro (A)	15,667	697
Home Depot	200,715	15,788
HomeAway *	4,300	131
Hyatt Hotels, Cl A *	5,700	234
International Game Technology	33,543	600
Interpublic Group	58,775	836
ITT Educational Services *	1,921	46
J.C. Penney (A) *	22,351	393
Jarden *	14,850	692
John Wiley & Sons, Cl A (A)	5,842	232
Johnson Controls	91,445	3,416
Kohl’s (A)	28,319	1,456
L Brands	28,557	1,428
Lamar Advertising, Cl A *	9,840	460
Las Vegas Sands	53,593	3,103
Lear	12,300	738
Leggett & Platt (A)	17,319	554
Lennar, Cl A (A)	19,830	780
Liberty Global, Cl A *	33,371	2,459
Liberty Interactive, Cl A *	70,047	1,573
Liberty Media *	13,420	1,676
Liberty Ventures, Ser A *	4,403	359
LKQ *	36,000	881
Lowe’s	149,010	6,275
Macy’s	52,730	2,549
Madison Square Garden, Cl A *	7,760	454
Marriott International, Cl A	26,687	1,121
Mattel	42,242	1,890
McDonald’s	133,480	12,890
McGraw-Hill	38,439	2,097
MGM Resorts International *	59,039	896
Michael Kors Holdings *	10,400	653
Mohawk Industries *	7,766	863
Morningstar	3,100	213
NetFlix * (A)	7,100	1,606
Newell Rubbermaid	38,365	1,037
News, Cl A	276,185	8,868
NIKE, Cl B	95,934	5,915
Nordstrom	20,012	1,177
Norwegian Cruise Line Holdings * (A)	6,900	212
NVR *	624	614
Omnicom Group (A)	33,744	2,096
O’Reilly Automotive *	15,540	1,692
Panera Bread, Cl A * (A)	3,162	607
Penn National Gaming *	8,189	451
PetSmart	13,773	930
Polaris Industries (A)	8,600	821
priceline.com *	6,600	5,306
PulteGroup *	42,145	910
PVH	8,500	979
Ralph Lauren, Cl A	7,780	1,362

1	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Large Cap Index Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Regal Entertainment Group, Cl A (A)	7,388	$131
Ross Stores	28,053	1,804
Royal Caribbean Cruises	20,800	728
Sally Beauty Holdings *	21,000	643
Scripps Networks Interactive, Cl A	11,272	759
Sears Holdings * (A)	3,428	167
Service International	31,494	566
Signet Jewelers	11,700	802
Sirius XM Radio (A) *	476,900	1,660
Staples (A)	87,664	1,315
Starbucks	100,506	6,339
Starwood Hotels & Resorts Worldwide	24,784	1,693
Starz - Liberty Capital *	13,420	310
Target	87,685	6,094
Tempur-Pedic International (A) *	9,700	410
Tesla Motors * (A)	9,000	880
Thomson Reuters	46,600	1,556
Thor Industries (A)	5,500	235
Tiffany (A)	16,125	1,254
Time Warner	126,879	7,406
Time Warner Cable, Cl A	39,584	3,781
TJX	98,708	4,996
Toll Brothers *	21,451	733
Tractor Supply	8,700	974
TripAdvisor * (A)	11,067	714
TRW Automotive Holdings *	13,693	867
Tupperware Brands	6,500	526
Ulta Salon Cosmetics & Fragrance *	7,652	695
Under Armour, Cl A * (A)	9,600	595
Urban Outfitters *	13,120	550
VF (A)	10,817	1,989
Viacom, Cl B	66,069	4,353
Virgin Media (A)	35,320	1,754
Visteon *	5,400	343
Walt Disney	234,472	14,790
Washington Post, Cl B	657	307
Weight Watchers International	3,362	154
Wendy’s (A)	26,800	159
Whirlpool	9,387	1,199
Williams-Sonoma (A)	11,062	597
Wyndham Worldwide	18,568	1,079
Wynn Resorts	10,096	1,372
Yum! Brands	61,548	4,170

		275,340

Consumer Staples — 9.6%
Altria Group	268,040	9,676
Archer-Daniels-Midland	89,079	2,871
Avon Products	52,006	1,226
Beam	20,020	1,298
Brown-Forman, Cl B	18,827	1,296
Bunge	18,300	1,274
Campbell Soup (A)	21,178	907
Church & Dwight	17,507	1,065
Clorox	16,303	1,354
Coca-Cola	508,640	20,341
Coca-Cola Enterprises	31,115	1,156
Colgate-Palmolive	126,150	7,297
ConAgra Foods	57,286	1,930

Description	Shares	Market Value ($ Thousands)

Constellation Brands, Cl A *	19,831	$1,051
Costco Wholesale	57,381	6,293
Crimson Wine Group * (A)	2,442	21
CVS Caremark	168,752	9,717
Dean Foods * (A)	23,187	243
Dr. Pepper Snapple Group	26,600	1,223
Energizer Holdings	6,441	616
Estee Lauder, Cl A	28,508	1,932
Flowers Foods	13,950	465
Fresh Market *	2,500	124
General Mills	86,592	4,077
Green Mountain Coffee Roasters * (A)	19,400	1,419
Herbalife (A)	14,200	663
Hershey	18,798	1,675
Hillshire Brands	18,200	630
HJ Heinz	43,137	3,121
Hormel Foods	18,478	736
Ingredion	7,900	538
JM Smucker	14,011	1,415
Kellogg	30,003	1,862
Kimberly-Clark	52,118	5,047
Kraft Foods Group	78,902	4,350
Kroger	66,073	2,225
Lorillard (A)	50,250	2,133
McCormick (A)	16,893	1,167
Mead Johnson Nutrition, Cl A	25,186	2,042
Molson Coors Brewing, Cl B	15,562	769
Mondelez International, Cl A	234,606	6,911
Monster Beverage *	18,300	999
Nu Skin Enterprises, Cl A (A)	6,700	394
PepsiCo	205,052	16,562
Philip Morris International	223,268	20,297
Procter & Gamble	358,274	27,501
Reynolds American	40,720	1,959
Safeway (A)	29,820	686
Smithfield Foods *	19,175	632
Sysco (A)	79,448	2,685
Tyson Foods, Cl A	30,965	774
Walgreen	114,625	5,475
Wal-Mart Stores	221,579	16,583
WhiteWave Foods, Cl A * (A)	5,923	103
WhiteWave Foods, Cl B * (A)	8,435	139
Whole Foods Market	46,904	2,432

		211,377

Energy — 9.7%
Alpha Natural Resources * (A)	28,065	187
Anadarko Petroleum	66,240	5,794
Apache	52,159	4,284
Atwood Oceanics *	7,200	378
Baker Hughes	55,840	2,540
Cabot Oil & Gas	26,300	1,850
Cameron International *	30,444	1,853
CARBO Ceramics (A)	2,500	165
Cheniere Energy *	26,400	775
Chesapeake Energy (A)	82,166	1,795
Chevron	257,802	31,645
Cimarex Energy	10,500	736
Cobalt International Energy *	24,900	646
Concho Resources *	13,200	1,104
ConocoPhillips	166,476	10,212
Consol Energy	28,944	1,004

2	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Large Cap Index Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Continental Resources *	4,800	$389
Denbury Resources * (A)	47,324	868
Devon Energy	51,213	2,911
Diamond Offshore Drilling	8,509	585
Dresser-Rand Group *	10,434	632
Energen	8,937	484
EOG Resources	35,945	4,641
EQT	16,766	1,339
Era Group *	2,600	67
EXCO Resources (A)	13,400	109
Exxon Mobil	610,238	55,208
FMC Technologies *	30,020	1,671
Golar LNG (A)	5,500	187
Halliburton	122,797	5,139
Helmerich & Payne	11,850	732
Hess	38,712	2,610
HollyFrontier	26,326	1,303
Kinder Morgan	66,422	2,523
Kosmos Energy *	9,200	95
Laredo Petroleum Holdings * (A)	2,000	39
Marathon Oil	94,976	3,266
Marathon Petroleum	45,688	3,769
McDermott International *	34,300	328
Murphy Oil (A)	24,354	1,542
Nabors Industries	36,000	576
National Oilwell Varco	57,080	4,013
Newfield Exploration *	16,699	397
Noble Energy	48,124	2,774
Occidental Petroleum	106,754	9,829
Oceaneering International	13,200	957
Oil States International *	7,000	689
Patterson-UTI Energy (A)	19,632	412
PBF Energy, Cl A (A)	5,800	169
Peabody Energy	33,074	651
Phillips 66	83,088	5,531
Pioneer Natural Resources	18,144	2,516
QEP Resources	21,746	617
Range Resources	20,339	1,529
Rowan, Cl A *	16,686	555
RPC (A)	5,550	70
SandRidge Energy * (A)	60,700	314
Schlumberger	175,163	12,792
SEACOR Holdings *	2,600	200
SM Energy	8,200	497
Southwestern Energy *	43,376	1,635
Spectra Energy	83,309	2,547
Superior Energy Services *	22,100	590
Teekay	3,800	147
Tesoro	20,046	1,236
Tidewater (A)	6,370	351
Ultra Petroleum * (A)	21,600	492
Unit *	6,027	272
Valero Energy	74,736	3,037
Whiting Petroleum *	15,600	719
Williams	90,846	3,196
World Fuel Services	8,900	363
WPX Energy * (A)	22,248	428

		215,506

Financials — 16.7%
ACE	45,300	4,062
Affiliated Managers Group *	6,220	1,020

Description	Shares	Market Value ($ Thousands)

Aflac	62,856	$3,500
Alexander & Baldwin *	3,882	137
Alexandria Real Estate Equities (A)	8,300	568
Alleghany *	2,104	821
Allied World Assurance Holdings	4,600	411
Allstate	66,125	3,190
American Campus Communities ‡ (A)	11,600	474
American Capital *	47,600	635
American Capital Agency	44,959	1,160
American Express	131,834	9,981
American Financial Group	10,614	515
American International Group *	86,323	3,838
American National Insurance	222	22
American Tower, Cl A	52,822	4,112
Ameriprise Financial	28,300	2,307
Annaly Capital Management	124,811	1,695
Aon (A)	37,844	2,410
Apartment Investment & Management, Cl A	17,899	542
Arch Capital Group * (A)	16,500	845
Ares Capital	28,916	496
Arthur J Gallagher (A)	16,004	699
Aspen Insurance Holdings	9,500	349
Associated Banc	21,584	333
Assurant	10,893	542
Assured Guaranty	21,200	480
AvalonBay Communities	15,741	2,088
Axis Capital Holdings	12,700	553
Bank of America	1,411,463	19,281
Bank of Hawaii	5,582	281
Bank of New York Mellon	158,909	4,777
BankUnited	3,500	86
BB&T	88,606	2,917
Berkshire Hathaway, Cl B *	232,900	26,567
BioMed Realty Trust ‡ (A)	19,100	400
BlackRock, Cl A	16,985	4,742
BOK Financial	3,275	213
Boston Properties	19,184	2,045
Brandywine Realty Trust	18,000	255
BRE Properties	9,520	476
Brown & Brown	18,224	588
Camden Property Trust	9,747	675
Capital One Financial	77,325	4,712
CapitalSource	29,082	274
Capitol Federal Financial	17,624	209
CBL & Associates Properties	15,700	361
CBOE Holdings	10,900	438
CBRE Group, Cl A *	42,817	992
Charles Schwab	136,685	2,715
Chimera Investment ‡	127,100	388
Chubb	36,418	3,172
Cincinnati Financial	17,786	842
CIT Group *	25,600	1,180
Citigroup	383,904	19,959
City National (A)	5,838	366
CME Group, Cl A	44,870	3,048
CNA Financial	1,700	58
Comerica	23,853	942
Commerce Bancshares	9,703	422
CommonWealth	19,825	405

3	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Large Cap Index Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Corporate Office Properties Trust ‡	10,300	$274
Corrections Corp of America ‡	14,641	515
Cullen/Frost Bankers (A)	6,568	423
DDR ‡ (A)	42,100	735
Digital Realty Trust ‡ (A)	15,500	944
Discover Financial Services	67,089	3,181
Douglas Emmett ‡	19,600	500
Duke Realty ‡	33,309	552
E*TRADE Financial *	30,600	356
East West Bancorp	17,900	471
Eaton Vance (A)	14,310	594
Endurance Specialty Holdings	5,400	272
Equity Lifestyle Properties ‡	5,100	393
Equity Residential ‡	44,187	2,499
Erie Indemnity, Cl A	2,419	184
Essex Property Trust ‡ (A)	4,569	718
Everest Re Group	6,900	894
Extra Space Storage ‡	15,300	641
Federal Realty Investment Trust ‡	7,696	829
Federated Investors, Cl B (A)	9,458	262
Fidelity National Financial, Cl A	23,304	613
Fifth Third Bancorp	113,782	2,071
First Citizens BancShares, Cl A	600	118
First Horizon National (A)	31,256	359
First Niagara Financial Group	43,600	426
First Republic Bank	12,800	476
Forest City Enterprises, Cl A *	17,642	331
Franklin Resources	18,803	2,911
Fulton Financial	24,795	285
General Growth Properties ‡	66,253	1,360
Genworth Financial, Cl A *	60,792	657
Goldman Sachs Group	61,275	9,932
Hanover Insurance Group	6,193	311
Hartford Financial Services Group	56,110	1,719
Hatteras Financial ‡	12,100	312
HCC Insurance Holdings	12,541	537
HCP ‡	61,174	2,898
Health Care ‡	38,583	2,625
Home Properties ‡ (A)	7,300	444
Hospitality Properties Trust ‡	15,366	448
Host Hotels & Resorts ‡	90,240	1,605
Howard Hughes *	3,473	346
Hudson City Bancorp	65,328	555
Huntington Bancshares	105,334	816
Interactive Brokers Group, Cl A	2,200	35
IntercontinentalExchange * (A)	9,100	1,558
Invesco	56,200	1,896
Janus Capital Group (A)	23,965	210
Jones Lang LaSalle	5,500	505
JPMorgan Chase	497,734	27,171
Kemper	6,260	214
KeyCorp	121,295	1,308
Kilroy Realty ‡ (A)	8,100	428
Kimco Realty ‡ (A)	51,744	1,146
Lazard, Cl A	16,300	552
Legg Mason (A)	20,181	707
Leucadia National	38,606	1,211
Liberty Property Trust ‡	12,806	520
Lincoln National	34,688	1,237
Loews	38,736	1,775

Description	Shares	Market Value ($ Thousands)

LPL Financial Holdings	5,700	$211
M&T Bank (A)	15,734	1,651
Macerich ‡ (A)	16,911	1,098
Mack-Cali Realty ‡	10,898	289
Markel *	1,950	1,020
Marsh & McLennan	73,865	2,956
MBIA (A) *	13,559	193
Mercury General	2,396	107
MetLife	113,209	5,005
MFA Mortgage Investments ‡	44,200	388
Mid-America Apartment Communities ‡	5,100	347
Moody’s	24,927	1,656
Morgan Stanley	204,878	5,306
MSCI, Cl A *	16,500	581
NASDAQ OMX Group	14,500	456
National Retail Properties ‡ (A)	11,400	409
New York Community Bancorp (A)	57,272	749
Northern Trust	27,005	1,570
NYSE Euronext	30,600	1,231
Old Republic International	32,990	449
PartnerRe	6,300	571
People’s United Financial (A)	50,834	700
Piedmont Office Realty Trust, Cl A ‡ (A)	21,400	406
Plum Creek Timber ‡ (A)	19,521	931
PNC Financial Services Group	70,322	5,038
Popular *	10,653	320
Post Properties ‡	6,700	320
Principal Financial Group (A)	38,208	1,446
ProAssurance	7,600	382
Progressive	75,880	1,934
Prologis ‡	67,518	2,721
Protective Life	13,309	515
Prudential Financial	62,363	4,301
Public Storage ‡	19,268	2,925
Raymond James Financial	14,221	625
Rayonier ‡	14,804	820
Realogy Holdings *	4,800	248
Realty Income ‡ (A)	24,000	1,091
Regency Centers ‡	11,108	573
Regions Financial	177,187	1,618
Reinsurance Group of America, Cl A	9,999	659
RenaissanceRe Holdings	5,300	456
Retail Properties of America, Cl A ‡	11,300	172
SEI (B)	17,442	534
Senior Housing Properties Trust ‡	22,000	569
Signature Bank NY *	7,500	579
Simon Property Group ‡	40,081	6,671
SL Green Realty ‡	10,768	937
SLM	64,714	1,536
St. Joe * (A)	8,061	165
StanCorp Financial Group	5,642	256
State Street	61,094	4,043
SunTrust Banks	68,446	2,196
SVB Financial Group *	5,500	426
Synovus Financial	98,672	270
T. Rowe Price Group	32,480	2,464
Tanger Factory Outlet Centers ‡	9,800	338

4	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Large Cap Index Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Taubman Centers ‡	7,200	$580
TCF Financial (A)	20,301	292
TD Ameritrade Holding	31,945	749
TFS Financial (A) *	10,200	112
Torchmark (A)	12,025	776
Travelers	51,975	4,351
UDR ‡	29,793	726
Unum Group	34,805	991
US Bancorp	249,797	8,758
Validus Holdings	13,126	474
Valley National Bancorp (A)	24,716	230
Ventas ‡	39,192	2,797
Vornado Realty Trust ‡	23,636	1,890
Waddell & Reed Financial, Cl A	10,700	493
Washington Federal	13,263	232
Weingarten Realty Investors ‡ (A)	14,967	477
Wells Fargo	640,766	25,983
Weyerhaeuser ‡	68,392	2,039
White Mountains Insurance Group	747	442
WR Berkley	15,014	615
XL Group, Cl A	40,000	1,257
Zions Bancorporation (A)	25,702	721

		369,849

Health Care — 12.1%
Abbott Laboratories	207,776	7,619
AbbVie	207,376	8,853
Actavis *	16,018	1,975
Aetna	51,235	3,093
Agilent Technologies	44,264	2,012
Alere *	9,300	238
Alexion Pharmaceuticals *	24,400	2,380
Allergan	40,596	4,039
Allscripts Healthcare Solutions *	21,800	302
AmerisourceBergen	32,624	1,764
Amgen	102,358	10,290
Ariad Pharmaceuticals *	24,600	451
Baxter International	73,275	5,153
Becton Dickinson	25,744	2,539
Biogen Idec *	31,700	7,528
BioMarin Pharmaceutical * (A)	13,300	834
Bio-Rad Laboratories, Cl A *	2,500	284
Boston Scientific *	181,839	1,680
Bristol-Myers Squibb	222,259	10,226
Brookdale Senior Living, Cl A *	12,100	343
Bruker *	11,900	197
C.R. Bard	10,685	1,102
Cardinal Health	44,029	2,068
CareFusion *	24,064	884
Catamaran * (A)	25,648	1,262
Celgene *	54,780	6,774
Cerner *	18,148	1,784
Charles River Laboratories International * (A)	6,143	266
Cigna	36,655	2,489
Community Health Systems *	11,362	547
Cooper	6,604	746
Covance *	6,836	510
Covidien	64,500	4,102
DaVita *	12,008	1,490
Dentsply International (A)	17,298	722

Description	Shares	Market Value ($ Thousands)

Edwards Lifesciences *	14,414	$958
Eli Lilly	135,461	7,201
Endo Health Solutions *	17,097	621
Express Scripts Holding *	106,636	6,624
Forest Laboratories *	37,373	1,486
Gilead Sciences *	199,234	10,854
HCA Holdings	22,200	867
Health Management Associates, Cl A *	32,122	443
Health Net *	10,602	338
Henry Schein *	11,484	1,106
Hill-Rom Holdings	7,724	279
Hologic *	34,800	722
Hospira *	20,081	696
Humana	20,075	1,622
Idexx Laboratories * (A)	7,252	598
Illumina * (A)	15,105	1,062
Incyte (A) *	12,200	271
Intuitive Surgical *	5,400	2,687
Johnson & Johnson	358,909	30,213
Laboratory Corp of America Holdings * (A)	12,311	1,225
Life Technologies *	22,770	1,687
LifePoint Hospitals *	6,576	327
McKesson	31,566	3,594
Medivation *	10,000	486
MEDNAX *	6,100	566
Medtronic	137,185	6,998
Merck	398,443	18,607
Mettler Toledo International * (A)	3,836	837
Mylan Laboratories *	50,819	1,549
Myriad Genetics *	11,300	363
Omnicare (A)	14,331	660
Onyx Pharmaceuticals * (A)	7,700	735
Patterson	11,683	457
PerkinElmer	16,234	508
Perrigo (A)	11,700	1,356
Pfizer	925,080	25,190
QIAGEN *	29,200	546
Quest Diagnostics	20,144	1,246
Regeneron Pharmaceuticals *	9,600	2,322
ResMed (A)	18,835	904
Salix Pharmaceuticals *	9,900	601
Sirona Dental Systems *	8,600	610
St. Jude Medical	39,346	1,701
Stryker	42,004	2,789
Techne	4,541	302
Teleflex	5,240	410
Tenet Healthcare *	12,798	606
Thermo Fisher Scientific	49,025	4,329
Thoratec * (A)	6,400	199
United Therapeutics *	6,400	425
UnitedHealth Group	136,820	8,569
Universal Health Services, Cl B	11,076	766
Varian Medical Systems (A) *	13,530	907
VCA Antech *	10,839	277
Vertex Pharmaceuticals *	26,900	2,160
Warner Chilcott, Cl A	21,000	403
Waters *	11,272	1,090
WellPoint	40,931	3,150
Zimmer Holdings (A)	23,125	1,816

5	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Large Cap Index Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Zoetis * (A)	15,900	$509

		266,976

Industrials — 10.6%
3M	91,333	10,071
ADT	29,200	1,185
AECOM Technology *	11,700	360
AGCO	12,000	666
Air Lease, Cl A (A)	7,900	221
Alliant Techsystems	4,136	325
Ametek	30,680	1,324
Armstrong World Industries *	1,900	99
Avery Dennison	15,710	683
Babcock & Wilcox	14,650	435
BE Aerospace *	10,166	645
Boeing	98,691	9,772
C.H. Robinson Worldwide	20,686	1,173
Carlisle	9,466	619
Caterpillar	86,288	7,403
Chicago Bridge & Iron	13,095	829
Cintas (A)	13,957	637
Clean Harbors *	7,500	429
CNH Global (A) *	3,500	152
Colfax * (A)	5,500	274
Con-way	7,023	267
Copa Holdings, Cl A	4,100	538
Copart *	12,918	444
Covanta Holding (A)	13,700	280
Crane	6,100	364
CSX	139,596	3,519
Cummins	25,912	3,100
Danaher	77,402	4,785
Deere	53,019	4,618
Delta Air Lines	108,100	1,947
Donaldson	18,244	684
Dover	23,757	1,859
Dun & Bradstreet (A)	5,556	545
Eaton	61,618	4,070
Emerson Electric	97,420	5,598
Engility Holdings *	1,546	39
Equifax	14,656	893
Exelis	23,402	284
Expeditors International of Washington	27,048	1,056
Fastenal (A)	36,724	1,916
FedEx	42,244	4,070
Flowserve	6,600	1,110
Fluor (A)	21,508	1,360
Fortune Brands Home & Security	16,520	698
Gardner Denver	7,200	544
GATX	5,800	290
General Cable	4,700	166
General Dynamics	42,772	3,298
General Electric	1,384,523	32,287
Graco	6,424	414
GrafTech International * (A)	11,500	96
Harsco	10,270	240
Hertz Global Holdings *	25,800	667
Honeywell International	102,890	8,073
Hubbell, Cl B	7,892	793
Huntington Ingalls Industries	6,096	337
IDEX	10,393	572

Description	Shares	Market Value ($ Thousands)

IHS, Cl A *	6,100	$641
Illinois Tool Works	53,980	3,786
Ingersoll-Rand	37,000	2,129
Iron Mountain	17,490	627
ITT *	11,551	348
Jacobs Engineering Group *	17,002	969
JB Hunt Transport Services	10,972	808
Joy Global (A)	12,833	694
Kansas City Southern	14,000	1,550
KAR Auction Services	2,100	49
KBR	18,480	667
Kennametal	10,000	433
Kirby *	6,900	539
L-3 Communications Holdings, Cl 3	12,377	1,053
Landstar System	5,765	304
Lennox International	8,200	525
Lincoln Electric Holdings	10,400	622
Lockheed Martin	34,929	3,697
Manitowoc (A)	16,600	349
Manpowergroup	9,884	566
Masco	44,209	929
Matson	3,882	97
MRC Global *	3,500	99
MSC Industrial Direct, Cl A	4,920	407
Navistar International * (A)	9,000	323
Nielsen Holdings	15,100	512
Nordson	8,000	570
Norfolk Southern	43,833	3,357
Northrop Grumman	32,178	2,651
Oshkosh Truck *	11,359	452
Owens Corning *	16,900	739
Paccar	45,370	2,432
Pall (A)	14,045	958
Parker Hannifin	18,704	1,866
Pentair	26,273	1,530
Pitney Bowes (A)	18,085	266
Polypore International * (A)	5,800	218
Precision Castparts	19,446	4,160
Quanta Services *	26,200	744
Raytheon	42,468	2,830
Regal-Beloit	4,900	331
Republic Services, Cl A	38,542	1,314
Robert Half International	17,676	615
Rockwell Automation	17,904	1,576
Rockwell Collins (A)	16,779	1,086
Rollins	5,900	149
Roper Industries	12,200	1,515
RR Donnelley & Sons (A)	22,577	300
Ryder System	6,306	398
Snap-on	6,491	591
Southwest Airlines	97,720	1,385
Spirit Aerosystems Holdings, Cl A *	12,200	264
SPX	5,411	427
Stanley Black & Decker	20,293	1,608
Stericycle * (A)	10,826	1,188
Terex *	13,648	490
Textron (A)	33,622	906
Timken	12,269	696
Toro	7,620	363
Towers Watson, Cl A	6,000	466
TransDigm Group *	6,200	906

6	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Large Cap Index Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Trinity Industries	12,600	$516
Triumph Group	6,200	481
Tyco International	58,400	1,975
Union Pacific	62,716	9,697
United Continental Holdings *	46,600	1,513
United Parcel Service, Cl B	95,641	8,215
United Rentals * (A)	11,600	659
United Technologies	119,790	11,368
URS	9,500	460
UTi Worldwide	13,200	209
Valmont Industries	2,900	442
Verisk Analytics, Cl A *	18,700	1,100
WABCO Holdings *	9,724	733
Wabtec	6,600	726
Waste Connections (A)	15,450	622
Waste Management	62,894	2,637
WESCO International * (A)	5,400	401
WW Grainger	7,281	1,875
Xylem	24,902	701

		235,523

Information Technology — 17.1%
Accenture, Cl A	85,200	6,996
Activision Blizzard	56,456	815
Adobe Systems *	67,102	2,879
Advanced Micro Devices (A) *	63,134	252
Akamai Technologies *	21,618	997
Alliance Data Systems * (A)	6,112	1,082
Altera	40,473	1,343
Amdocs	20,700	739
Amphenol, Cl A	20,292	1,581
Analog Devices	39,112	1,796
Ansys *	12,000	894
AOL *	12,134	421
Apple	122,045	54,881
Applied Materials	163,155	2,480
Arrow Electronics *	16,189	644
Atmel *	46,100	363
Autodesk *	29,437	1,111
Automatic Data Processing	65,292	4,487
Avago Technologies, Cl A	31,000	1,169
Avnet *	18,210	622
AVX	1,424	17
BMC Software *	19,489	883
Broadcom, Cl A	70,168	2,520
Broadridge Financial Solutions	15,473	420
Brocade Communications Systems *	58,400	317
CA	45,138	1,233
Cadence Design Systems *	38,363	580
Cisco Systems	702,127	16,907
Citrix Systems *	22,987	1,479
Cognizant Technology Solutions, Cl A *	41,388	2,676
Computer Sciences	16,664	743
Compuware	21,851	245
Comverse *	1	—
Concur Technologies * (A)	6,800	549
CoreLogic *	9,984	262
Corning	204,658	3,146
Cree * (A)	14,622	912
Cypress Semiconductor (A)	19,400	218
Dell	200,243	2,673

Description	Shares	Market Value ($ Thousands)

Diebold	7,029	$226
Dolby Laboratories, Cl A (A) *	6,443	225
DST Systems	4,595	313
eBay *	152,811	8,267
EchoStar, Cl A *	3,732	148
Electronic Arts *	35,265	811
EMC	277,897	6,881
Equinix *	6,100	1,236
F5 Networks *	10,138	844
Facebook, Cl A *	52,800	1,286
FactSet Research Systems (A)	4,900	481
Fairchild Semiconductor International, Cl A *	16,200	235
Fidelity National Information Services	31,890	1,432
Fiserv *	17,169	1,496
FleetCor Technologies *	7,600	662
FLIR Systems	19,100	465
Fortinet *	19,400	374
Freescale Semiconductor * (A)	3,500	56
Fusion-io * (A)	8,000	116
Gartner *	11,500	651
Genpact *	15,700	304
Global Payments	9,734	467
Google, Cl A *	33,829	29,445
Harris	15,089	756
Hewlett-Packard	261,870	6,395
IAC	10,032	486
Informatica *	15,300	556
Ingram Micro, Cl A *	18,923	362
Intel	659,758	16,019
International Business Machines	142,498	29,642
Intuit	40,086	2,343
IPG Photonics (A) *	4,000	237
Itron *	4,300	181
Jabil Circuit	19,974	401
Jack Henry & Associates	13,500	633
JDS Uniphase *	28,640	390
Juniper Networks *	65,725	1,165
Kla-Tencor	21,309	1,199
Lam Research *	19,552	915
Lender Processing Services	9,214	305
Lexmark International, Cl A (A)	9,086	277
Linear Technology	29,257	1,097
LinkedIn, Cl A *	8,600	1,441
LSI *	77,148	571
Marvell Technology Group	61,600	668
Mastercard, Cl A	14,300	8,155
Maxim Integrated Products	37,200	1,097
Microchip Technology (A)	23,322	851
Micron Technology (A) *	119,816	1,399
Micros Systems * (A)	11,600	490
Microsoft	983,400	34,301
Molex (A)	19,170	562
Motorola Solutions	37,833	2,193
National Instruments	9,904	281
NCR *	19,689	658
NetApp	50,155	1,882
NetSuite * (A)	4,000	350
NeuStar, Cl A *	8,277	401
Nuance Communications * (A)	29,700	564
Nvidia	78,756	1,141

7	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Large Cap Index Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

ON Semiconductor *	57,800	$495
Oracle	474,320	16,013
Pandora Media * (A)	12,800	218
Paychex (A)	40,707	1,515
PMC - Sierra *	21,000	126
Polycom *	22,700	257
Qualcomm	224,959	14,280
Rackspace Hosting *	13,400	503
Red Hat *	24,227	1,168
Riverbed Technology *	19,700	305
Rovi *	11,000	284
SAIC (A)	35,600	516
Salesforce.com * (A)	78,852	3,338
SanDisk *	30,569	1,804
ServiceNow *	1,900	70
Silicon Laboratories *	5,400	232
Skyworks Solutions *	23,200	554
SolarWinds *	7,600	320
Solera Holdings	8,600	471
Splunk *	1,500	70
Stratasys * (A)	3,000	252
Symantec	89,448	2,003
Synopsys *	19,582	714
Tech Data *	5,350	268
Teradata *	20,889	1,165
Teradyne * (A)	23,063	414
Texas Instruments	152,008	5,456
TIBCO Software *	22,000	469
Total System Services	23,691	557
Trimble Navigation *	30,428	849
Vantiv, Cl A *	5,100	136
VeriFone Holdings *	13,400	313
Verint Systems *	1	—
VeriSign *	18,985	893
Visa, Cl A	68,700	12,238
Vishay Intertechnology * (A)	12,950	189
VMware, Cl A *	11,300	804
Western Digital	27,930	1,769
Western Union	78,028	1,278
Workday, Cl A *	2,200	141
Xerox	160,096	1,407
Xilinx	33,557	1,364
Yahoo! *	147,581	3,881
Zebra Technologies, Cl A *	6,525	298
Zynga, Cl A * (A)	7,000	24

		377,538

Materials — 3.6%
Air Products & Chemicals	28,694	2,709
Airgas	7,315	753
Albemarle	10,944	732
Alcoa (A)	135,702	1,153
Allegheny Technologies (A)	13,297	367
Allied Nevada Gold *	11,400	88
Aptargroup	8,200	465
Ashland (A)	10,276	914
Ball	18,850	814
Bemis	12,774	500
Cabot	8,073	331
Carpenter Technology	5,500	265
Celanese, Cl A	18,983	937
CF Industries Holdings	8,166	1,559
Cliffs Natural Resources (A)	17,300	312

Description	Shares	Market Value ($ Thousands)

Commercial Metals	14,800	$228
Compass Minerals International	4,100	358
Crown Holdings *	18,151	769
Cytec Industries	5,681	406
Domtar	4,200	304
Dow Chemical (A)	158,870	5,475
E.I. du Pont de Nemours (A)	123,992	6,918
Eastman Chemical	19,428	1,393
Ecolab	35,108	2,966
FMC *	17,420	1,092
Freeport-McMoRan Copper & Gold, Cl B	138,024	4,286
Greif, Cl A	3,500	182
Huntsman	23,129	450
International Flavors & Fragrances	10,891	874
International Paper	55,655	2,569
Intrepid Potash (A) *	6,800	128
LyondellBasell Industries, Cl A (A)	43,500	2,899
Martin Marietta Materials (A)	6,363	694
MeadWestvaco	21,258	744
Molycorp * (A)	7,600	50
Monsanto	70,550	7,100
Mosaic	40,378	2,456
NewMarket (A)	900	247
Newmont Mining	62,033	2,127
Nucor	39,390	1,753
Owens-Illinois *	20,391	560
Packaging Corp of America	12,099	593
PPG Industries	19,123	2,938
Praxair	39,825	4,553
Reliance Steel & Aluminum	10,300	677
Rock Tenn, Cl A	8,700	859
Rockwood Holdings	9,800	653
Royal Gold	8,000	438
RPM International	18,269	605
Scotts Miracle-Gro, Cl A (A)	5,306	251
Sealed Air	24,668	593
Sherwin-Williams	10,737	2,024
Sigma-Aldrich (A)	15,348	1,284
Silgan Holdings	4,455	208
Sonoco Products	12,446	436
Southern Copper (A)	19,868	619
Steel Dynamics	27,900	428
Tahoe Resources *	7,500	109
United States Steel (A)	20,483	362
Valspar	12,464	893
Vulcan Materials	15,857	849
Walter Industries (A)	8,000	136
Westlake Chemical	1,900	177
WR Grace *	9,200	778

		79,390

Telecommunication Services — 2.5%
AT&T	718,333	25,134
CenturyLink	78,354	2,676
Clearwire, Cl A *	24,800	111
Crown Castle International *	39,696	2,828
Frontier Communications (A)	134,195	556
Groupon, Cl A *	2,500	19
Level 3 Communications * (A)	17,646	378
NII Holdings * (A)	13,620	105

8	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Large Cap Index Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

SBA Communications, Cl A * (A)	15,400	$1,159
Sprint Nextel *	405,444	2,960
Telephone & Data Systems	11,780	274
T-Mobile US *	22,300	478
tw telecom, Cl A *	18,600	531
US Cellular *	831	33
Verizon Communications	372,276	18,048
Windstream (A)	71,447	574

		55,864

Utilities — 3.1%
AES	81,624	995
AGL Resources	14,447	612
Alliant Energy	14,576	718
Ameren	30,890	1,052
American Electric Power	65,450	2,999
American Water Works	21,300	851
Aqua America (A)	16,277	506
Atmos Energy	10,891	460
Calpine *	51,500	1,046
Centerpoint Energy	54,415	1,261
CMS Energy	31,542	850
Consolidated Edison	37,416	2,135
Dominion Resources	76,312	4,316
DTE Energy	21,364	1,423
Duke Energy	93,316	6,246
Edison International	41,479	1,905
Entergy	21,998	1,515
Exelon	114,476	3,588
FirstEnergy	53,427	2,084
Great Plains Energy	17,371	392
Hawaiian Electric Industries (A)	11,946	313
Integrys Energy Group	9,602	552
ITC Holdings	5,200	450
MDU Resources Group	25,521	660
National Fuel Gas (A)	9,189	562
NextEra Energy	55,773	4,218
NiSource	34,221	983
Northeast Utilities	38,908	1,621
NRG Energy	35,300	901
NV Energy	23,900	560
OGE Energy	12,068	819
ONEOK	26,058	1,176
Pepco Holdings (A)	28,144	585
PG&E	53,918	2,422
Pinnacle West Capital	13,292	751
PPL (A)	74,226	2,204
Public Service Enterprise Group	64,952	2,146
Questar	22,046	536
SCANA	14,220	717
Sempra Energy	32,723	2,660
Southern	115,603	5,075
TECO Energy	29,500	520
UGI	13,850	529
Vectren	8,791	302
Westar Energy	15,700	498
Wisconsin Energy (A)	29,298	1,196
Xcel Energy	60,281	1,730

		69,640

Total Common Stock (Cost $1,620,927) ($ Thousands)		2,157,003

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 5.7%
SEI Liquidity Fund, L.P. 0.100% **† (C)	125,066,291	$125,066

Total Affiliated Partnership (Cost $125,066) ($ Thousands)		125,066

CASH EQUIVALENT — 2.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010% **†	48,251,267	48,251

Total Cash Equivalent (Cost $48,251) ($ Thousands)		48,251

U.S. TREASURY OBLIGATION (D)(E) — 0.1%
U.S. Treasury Bill
0.035%, 08/08/2013	$3,150	3,150

Total U.S. Treasury Obligation (Cost $3,150) ($ Thousands)		3,150

Total Investments — 105.4% (Cost $1,797,394) ($ Thousands)		$2,333,470

A list of the open futures contracts held by the Fund at May 31, 2013, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index EMINI	603	Jun-2013	$2,707
S&P Mid 400 Index E-MINI	46	Jun-2013	342

			$3,049

For the year ended May 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $2,214,088 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2013.

†	Investment in Affiliated Security (see Note 5).

‡	Real Estate Investment Trust.

(A)	This security or a partial position of this security is on loan at May 31, 2013. The total value of securities on loan at May 31, 2013 was $120,266 ($ Thousands).

(B)	The Fund may purchase securities of certain companies with which it is affiliated to the extent these companies are represented in its benchmark index.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total value of such securities as of May 31, 2013 was $125,066 ($ Thousands).

(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(E)	The rate reported is the effective yield at time of purchase.

Cl	— Class
L.P.	— Limited Partnership
Ser	— Series
S&P	— Standard & Poor’s

9	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Large Cap Index Fund

May 31, 2013

The following is a list of the inputs used as of May 31, 2013, in valuing the Fund’s investments carried at value ($ Thousands).

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,157,003	$—	$—	$2,157,003
Affiliated Partnership	—	125,066	—	125,066
Cash Equivalent	48,251	—	—	48,251
U.S. Treasury Obligation	—	3,150	—	3,150

Total Investments in Securities	$2,205,254	$128,216	$—	$2,333,470

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$3,049	$—	$—	$3,049

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

10	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Extended Market Index Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.6%

Consumer Discretionary — 16.6%
1-800-Flowers.com, Cl A *	1,700	$10
Aaron’s	4,116	116
Advance Auto Parts	3,799	310
Aeropostale *	3,549	52
AFC Enterprises *	1,039	38
Allison Transmission Holdings	1,176	28
AMC Networks, Cl A *	2,960	190
American Axle & Manufacturing Holdings *	2,998	53
American Eagle Outfitters	10,222	202
American Greetings, Cl A	1,481	27
American Public Education *	827	31
America’s Car-Mart *	250	11
Ameristar Casinos	1,492	39
ANN *	2,235	69
Arbitron	1,123	53
Arctic Cat	435	20
Asbury Automotive Group *	1,198	49
Ascena Retail Group *	6,568	134
Ascent Capital Group, Cl A *	554	40
Bally Technologies (A) *	2,125	121
Barnes & Noble *	1,427	32
Bassett Furniture Industries	433	6
Beazer Homes USA * (A)	1,261	26
bebe stores inc	1,520	8
Belo, Cl A	4,184	47
Big 5 Sporting Goods	923	18
Big Lots *	2,646	90
Biglari Holdings *	42	17
BJ’s Restaurants *	1,142	43
Black Diamond *	804	7
Bloomin’ Brands *	1,050	24
Blue Nile *	631	22
Blyth	420	6
Bob Evans Farms	1,287	59
Body Central *	1,000	12
Bon-Ton Stores	800	17
Boyd Gaming * (A)	2,745	36
Bravo Brio Restaurant Group *	1,076	19
Bridgepoint Education *	642	8
Bright Horizons Family Solutions *	335	12
Brinker International	3,782	148
Brown Shoe	1,976	41
Brunswick	4,783	161
Buckle	1,151	62
Buffalo Wild Wings *	827	79
Cabela’s *	2,439	164
Caesars Entertainment *	1,683	24
Callaway Golf (A)	3,306	23
Capella Education *	638	28
Career Education *	2,054	6
Carmike Cinemas *	942	17
Carriage Services, Cl A	906	17
Carter’s	2,570	185
Cato, Cl A	1,296	32
Cavco Industries *	331	16
CEC Entertainment	835	33

Description	Shares	Market Value ($ Thousands)

Central European Media Enterprises, Cl A *	1,306	$4
Charter Communications, Cl A *	2,565	287
Cheesecake Factory (A)	2,923	117
Chico’s FAS	8,851	160
Children’s Place Retail Stores *	1,033	55
Choice Hotels International	1,177	46
Churchill Downs	534	45
Chuy’s Holdings *	135	5
Cinemark Holdings	6,040	177
Citi Trends *	597	8
Clear Channel Outdoor Holdings, Cl A *	2,296	20
Coinstar *	1,543	90
Columbia Sportswear	522	31
Conn’s *	609	30
Cooper Tire & Rubber	2,632	68
Core-Mark Holding	509	30
Corinthian Colleges * (A)	3,043	8
Cracker Barrel Old Country Store	844	76
Crocs *	3,903	69
CSS Industries	492	14
CST Brands *	3,400	103
Culp	361	6
Cumulus Media, Cl A *	1,239	5
Dana Holdings	7,898	149
Deckers Outdoor * (A)	1,904	102
Denny’s *	4,563	28
Destination Maternity	756	19
Destination XL Group *	842	4
DeVry	3,581	112
Dick’s Sporting Goods	5,135	269
Digital Generation *	548	4
Dillard’s, Cl A	1,562	144
DineEquity	672	49
DISH Network, Cl A *	10,419	402
Domino’s Pizza	3,058	181
Dorman Products *	1,040	46
DreamWorks Animation SKG, Cl A *	2,891	63
Drew Industries *	849	32
DSW, Cl A	1,746	129
Dunkin’ Brands Group	3,830	152
Education Management *	1,700	11
Entercom Communications, Cl A *	882	8
Entravision Communications, Cl A *	3,200	15
Ethan Allen Interiors	1,276	40
EW Scripps, Cl A *	1,770	24
Exide Technologies *	1,560	1
Express *	4,862	106
Federal Mogul, Cl A *	1,725	17
Fiesta Restaurant Group *	805	29
Fifth & Pacific *	6,398	138
Finish Line, Cl A	2,211	47
Fisher Communications	568	23
Five Below *	405	16
Foot Locker	7,914	272
Francesca’s Holdings *	1,524	44
Fred’s, Cl A	1,779	28
Fuel Systems Solutions *	294	5
General Motors (A) *	37,990	1,288

1	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Extended Market Index Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Genesco *	1,369	$93
Gentex	7,595	174
Gentherm *	1,448	27
G-III Apparel Group *	603	25
Global Sources *	768	5
GNC Holdings, Cl A	3,678	166
Grand Canyon Education *	1,715	55
Group 1 Automotive	1,335	85
Guess? (A)	3,417	109
Hanesbrands	5,038	251
Harte-Hanks	2,346	21
Haverty Furniture	963	24
Helen of Troy *	1,348	53
hhgregg *	1,100	17
Hibbett Sports *	1,112	63
Hillenbrand	2,385	57
HomeAway *	1,377	42
Hooker Furniture	410	7
Hot Topic	1,982	28
Hovnanian Enterprises, Cl A * (A)	4,915	30
HSN	1,911	109
Hyatt Hotels, Cl A *	2,427	100
Iconix Brand Group (A) *	2,751	83
International Speedway, Cl A	1,198	42
Interval Leisure Group	1,698	37
iRobot *	1,002	34
Isle of Capri Casinos *	879	7
ITT Educational Services *	1,256	30
Jack in the Box *	2,021	74
JAKKS Pacific	427	4
Jamba *	1,535	5
Jarden *	5,607	261
John Wiley & Sons, Cl A	2,572	102
Jones Group	3,570	52
Jos. A. Bank Clothiers * (A)	1,196	54
Journal Communications, Cl A *	2,299	15
K12 *	1,188	35
KB Home	4,385	97
Kimball International, Cl B	1,725	17
Kirkland’s *	528	8
Krispy Kreme Doughnuts *	2,671	46
Lamar Advertising, Cl A *	4,097	191
Las Vegas Sands	19,704	1,141
La-Z-Boy, Cl Z	2,326	43
LeapFrog Enterprises, Cl A *	2,538	24
Lear	4,771	286
Libbey *	1,085	23
Liberty Global, Cl A *	13,020	960
Liberty Interactive, Cl A *	26,916	604
Liberty Media *	5,335	666
Liberty Ventures, Ser A *	1,946	159
Life Time Fitness *	2,278	114
LifeLock *	363	4
Lin TV, Cl A *	1,777	22
Lincoln Educational Services	922	6
Lions Gate Entertainment (A) *	4,309	124
Lithia Motors, Cl A	989	52
Live Nation *	7,603	103
LKQ *	15,104	370
Loral Space & Communications *	500	30
Luby’s *	770	7
Lumber Liquidators Holdings *	1,526	125

Description	Shares	Market Value ($ Thousands)

M/I Homes *	1,094	$27
Mac-Gray	484	7
Madison Square Garden, Cl A *	3,140	184
Maidenform Brands *	736	13
Marcus	361	5
MarineMax *	396	5
Marriott Vacations Worldwide *	1,174	52
Matthews International, Cl A	1,205	46
Mattress Firm Holding *	611	22
McClatchy, Cl A *	2,354	6
MDC Holdings	2,189	81
MDC Partners, Cl A	1,284	23
Men’s Wearhouse	2,168	79
Meredith (A)	1,544	63
Meritage Homes *	1,311	62
MGM Resorts International *	20,474	311
Michael Kors Holdings *	4,354	274
Modine Manufacturing *	2,374	24
Mohawk Industries *	2,937	327
Monro Muffler (A)	1,328	62
Morgans Hotel Group *	2,200	15
Morningstar	1,220	84
Movado Group	820	30
Multimedia Games Holding *	1,304	33
National CineMedia	2,507	42
New York Times, Cl A *	5,882	62
Nexstar Broadcasting Group, Cl A	422	12
Norwegian Cruise Line Holdings *	1,169	36
Nutrisystem	559	5
NVR *	275	270
Office Depot (A) *	12,353	54
OfficeMax	3,846	50
Orbitz Worldwide *	1,500	11
Orient-Express Hotels, Cl A *	4,330	51
Overstock.com *	700	18
Oxford Industries	654	43
Panera Bread, Cl A (A) *	1,420	272
Papa John’s International *	721	46
Penn National Gaming *	3,454	190
Penske Auto Group	1,788	57
Pep Boys-Manny Moe & Jack *	2,465	30
Perry Ellis International *	239	5
PetMed Express	1,196	16
Pier 1 Imports	5,289	123
Pinnacle Entertainment *	2,660	52
Polaris Industries (A)	3,307	316
Pool	2,570	132
Quiksilver *	5,850	46
RadioShack (A) *	5,390	20
ReachLocal *	600	8
Red Robin Gourmet Burgers *	667	35
Regal Entertainment Group, Cl A (A)	3,505	62
Regis (A)	2,527	47
Rent-A-Center, Cl A	3,240	119
Rentrak *	188	4
Restoration Hardware Holdings *	411	23
Royal Caribbean Cruises	7,808	273
Ruby Tuesday *	3,179	29
Rue21 *	788	33
Ruth’s Hospitality Group	1,872	21

2	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Extended Market Index Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Ryland Group (A)	2,416	$109
Saga Communications, Cl A *	93	4
Saks *	4,451	66
Sally Beauty Holdings *	7,591	232
Scholastic	1,167	35
Scientific Games, Cl A *	2,662	29
Sears Holdings (A) *	2,026	99
Sears Hometown and Outlet Stores *	449	25
Select Comfort *	2,509	56
Service International	11,389	205
SHFL Entertainment *	2,487	43
Shoe Carnival	776	19
Shutterfly *	2,125	104
Shutterstock *	197	9
Signet Jewelers	4,355	298
Sinclair Broadcast Group, Cl A	3,411	92
Sirius XM Radio (A) *	193,179	672
Six Flags Entertainment	1,829	136
Skechers U.S.A., Cl A *	1,682	38
Smith & Wesson Holding * (A)	3,083	28
Sonic *	2,633	35
Sonic Automotive, Cl A	1,864	42
Sotheby’s	3,661	136
Spartan Motors	1,248	8
Speedway Motorsports	235	4
Stage Stores	1,354	31
Standard Motor Products	966	33
Standard Pacific (A) *	5,069	45
Starz - Liberty Capital *	5,839	135
Stein Mart *	1,891	24
Steiner Leisure *	677	34
Steinway Musical Instruments *	276	8
Steven Madden *	1,801	87
Stewart Enterprises, Cl A	3,460	45
Stoneridge *	1,030	12
Strayer Education *	517	28
Sturm Ruger	842	42
Superior Industries International	723	13
Tempur-Pedic International (A) *	2,723	115
Tenneco *	3,263	145
Tesla Motors * (A)	3,479	340
Texas Roadhouse, Cl A	2,666	63
Thomson Reuters	18,885	631
Thor Industries	2,390	102
Tilly’s, Cl A *	843	14
Toll Brothers *	7,439	254
Town Sports International Holdings *	461	5
Tractor Supply	3,660	410
TRI Pointe Homes *	473	8
True Religion Apparel *	1,167	37
TRW Automotive Holdings *	5,193	329
Tuesday Morning *	2,186	19
Tumi Holdings *	698	17
Tupperware Brands	2,724	221
Ulta Salon Cosmetics & Fragrance *	3,273	297
Under Armour, Cl A *	4,008	249
Unifi *	780	15
Universal Electronics *	787	21
Universal Technical Institute	413	5

Description	Shares	Market Value ($ Thousands)

Vail Resorts	1,912	$122
Valassis Communications (A)	1,709	44
Vera Bradley (A) *	970	23
Virgin Media (A)	14,067	699
Visteon *	2,665	169
Vitacost.com *	844	7
Vitamin Shoppe *	1,284	56
VOXX International, Cl A *	664	7
Weight Watchers International	1,174	54
Wendy’s	11,951	71
West Marine *	537	6
Wet Seal, Cl A *	4,951	25
Weyco Group	263	6
Williams-Sonoma (A)	4,637	250
Winmark	95	6
Winnebago Industries *	1,335	28
WMS Industries *	2,384	60
Wolverine World Wide (A)	2,598	136
World Wrestling Entertainment, Cl A	534	5
Zagg *	515	3
Zumiez *	1,103	35

		28,805

Consumer Staples — 3.3%
Alico	143	7
Alliance One International *	4,660	17
Andersons	833	42
Annie’s *	100	4
B&G Foods, Cl A	2,211	64
Boston Beer, Cl A *	383	59
Boulder Brands *	2,778	29
Bunge	7,443	518
Calavo Growers	626	19
Cal-Maine Foods	664	30
Casey’s General Stores	2,059	125
Central Garden and Pet, Cl A *	2,029	15
Chefs’ Warehouse *	221	4
Chiquita Brands International *	2,782	28
Church & Dwight	7,099	432
Coca-Cola Bottling	289	17
Darling International *	6,357	125
Dean Foods *	10,100	106
Diamond Foods *	1,119	17
Dole Food *	1,870	18
Elizabeth Arden *	1,251	59
Energizer Holdings	3,145	301
Female Health	1,300	12
Flowers Foods	5,872	196
Fresh Del Monte Produce	1,681	45
Fresh Market *	1,188	59
Green Mountain Coffee Roasters *	6,979	510
Hain Celestial Group *	2,130	142
Harbinger Group *	2,478	21
Harris Teeter Supermarkets (A)	1,999	94
Herbalife	5,572	260
Hillshire Brands	6,204	215
Ingles Markets, Cl A	745	16
Ingredion	3,965	270
Inter Parfums	806	24
J&J Snack Foods	864	66

3	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Extended Market Index Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

John B. Sanfilippo & Son *	319	$6
Lancaster Colony	1,029	85
Limoneira	195	4
Medifast *	664	19
Nash Finch	240	5
National Beverage *	452	7
Natural Grocers by Vitamin Cottage *	285	8
Nature’s Sunshine Products	437	7
Nu Skin Enterprises, Cl A	2,505	147
Nutraceutical International *	362	7
Oil-Dri Corp of America	210	6
Omega Protein *	766	8
Pantry *	1,249	16
Pilgrim’s Pride *	2,807	34
Post Holdings *	1,169	49
Prestige Brands Holdings *	2,179	64
Pricesmart	1,023	86
Revlon, Cl A *	220	4
Rite Aid *	28,527	84
Roundy’s	1,300	10
Sanderson Farms	1,041	72
Seaboard	14	39
Seneca Foods, Cl A *	462	15
Smithfield Foods *	7,258	239
Snyders-Lance	1,886	49
Spartan Stores	1,108	20
Spectrum Brands Holdings	1,039	63
Star Scientific * (A)	2,818	4
SUPERVALU (A) *	9,316	60
Susser Holdings *	506	24
Tootsie Roll Industries (A)	855	27
TreeHouse Foods *	1,909	125
United Natural Foods (A) *	2,598	137
Universal (A)	1,045	61
USANA Health Sciences *	316	22
Vector Group (A)	2,496	40
Village Super Market, Cl A	462	17
WD-40	686	37
Weis Markets	404	17
WhiteWave Foods, Cl A (A) *	4,652	81
WhiteWave Foods, Cl B *	2,874	48

		5,819

Energy — 5.4%
Abraxas Petroleum *	3,194	7
Alon USA Energy	196	4
Alpha Natural Resources * (A)	9,323	62
Approach Resources (A) *	1,498	38
Arch Coal (A)	9,216	48
Atwood Oceanics *	3,040	160
Basic Energy Services *	1,573	21
Berry Petroleum, Cl A	2,775	120
Bill Barrett (A) *	2,164	49
Bonanza Creek Energy *	588	22
BPZ Resources * (A)	2,021	4
Bristow Group	1,903	120
C&J Energy Services *	1,995	37
Cal Dive International *	1,930	4
Callon Petroleum *	785	3
CARBO Ceramics	850	56
Carrizo Oil & Gas *	1,709	44

Description	Shares	Market Value ($ Thousands)

Cheniere Energy *	11,065	$325
Cimarex Energy	4,461	313
Clayton Williams Energy *	116	5
Clean Energy Fuels (A) *	2,988	40
Cloud Peak Energy *	2,689	52
Cobalt International Energy *	9,515	247
Comstock Resources	2,173	35
Concho Resources *	5,342	447
Contango Oil & Gas *	635	22
Continental Resources *	2,198	178
Crosstex Energy	1,839	35
CVR Energy	697	44
Dawson Geophysical *	552	20
Delek US Holdings	809	29
Diamondback Energy *	475	16
Dresser-Rand Group *	3,955	240
Dril-Quip *	2,087	189
Endeavour International * (A)	4,800	16
Energen	3,789	205
Energy XXI Bermuda	4,281	109
EPL Oil & Gas *	1,301	40
Era Group *	993	26
Evolution Petroleum *	627	7
EXCO Resources (A)	5,531	45
Exterran Holdings *	3,583	104
Forest Oil *	5,432	25
Forum Energy Technologies *	1,105	33
FX Energy *	1,063	4
GasLog	1,250	17
Gastar Exploration *	3,800	9
Geospace Technologies *	498	43
Golar LNG (A)	1,802	61
Goodrich Petroleum *	793	10
Green Plains Renewable Energy *	1,390	22
Gulf Island Fabrication	772	16
Gulfmark Offshore, Cl A	1,180	54
Gulfport Energy *	3,981	190
Halcon Resources * (A)	5,006	26
Harvest Natural Resources *	786	2
Helix Energy Solutions Group *	5,669	135
Hercules Offshore *	6,926	48
HollyFrontier	10,554	522
Hornbeck Offshore Services *	1,512	79
ION Geophysical *	5,869	38
Key Energy Services *	6,559	42
KiOR, Cl A * (A)	1,093	5
Knightsbridge Tankers (A)	943	7
Kodiak Oil & Gas *	14,211	125
Kosmos Energy *	3,175	33
Laredo Petroleum Holdings * (A)	1,189	23
Lufkin Industries	1,757	155
Magnum Hunter Resources (A) *	6,893	24
Matador Resources *	1,000	10
Matrix Service *	1,381	23
McDermott International *	12,770	122
McMoRan Exploration *	4,332	72
Midstates Petroleum *	891	6
Mitcham Industries *	256	4
Natural Gas Services Group *	944	21
Newpark Resources *	4,020	45
Nordic American Tankers	2,477	21
Northern Oil And Gas *	2,839	37

4	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Extended Market Index Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Nuverra Environmental Solutions * (A)	6,589	$25
Oasis Petroleum *	4,197	156
Oceaneering International	5,546	402
Oil States International *	2,799	276
Panhandle Oil and Gas, Cl A	141	4
Parker Drilling *	5,851	26
Patterson-UTI Energy	7,722	162
PBF Energy, Cl A (A)	1,077	31
PDC Energy *	1,293	66
Penn Virginia *	1,086	5
PetroQuest Energy *	1,123	5
PHI *	643	23
Pioneer Energy Services *	2,036	14
Quicksilver Resources * (A)	6,330	14
Rentech *	10,865	24
Resolute Energy *	2,294	19
Rex Energy *	1,990	33
RigNet *	641	16
Rosetta Resources *	3,185	149
RPC (A)	2,699	34
Sanchez Energy *	230	5
SandRidge Energy * (A)	26,193	135
Scorpio Tankers	8,143	77
SEACOR Holdings *	974	75
SemGroup, Cl A	2,244	117
Ship Finance International (A)	2,176	37
SM Energy	3,313	201
Solazyme * (A)	1,830	23
Stone Energy *	2,184	49
Superior Energy Services *	8,260	220
Swift Energy (A) *	1,983	27
Synergy Resources *	2,162	15
Targa Resources	1,559	100
Teekay	1,554	60
Teekay Tankers, Cl A (A)	2,423	7
Tesco *	1,569	20
TETRA Technologies *	3,505	36
TGC Industries	636	5
Tidewater	2,746	151
Triangle Petroleum *	3,137	17
Ultra Petroleum *	7,992	182
Unit *	2,595	117
Uranium Energy (A) *	1,698	4
Vaalco Energy *	2,970	18
Vantage Drilling *	10,246	20
W&T Offshore (A)	1,738	26
Warren Resources *	1,449	4
Western Refining (A)	2,399	80
Whiting Petroleum *	6,058	279
Willbros Group *	2,254	15
World Fuel Services	3,841	156

		9,459

Financials — 22.1%
1st Source	780	19
1st United Bancorp	1,092	7
Acadia Realty Trust	2,239	58
Affiliated Managers Group *	2,611	428
Agree Realty	647	22
Alexander & Baldwin *	1,777	63
Alexander’s ‡	88	27

Description	Shares	Market Value ($ Thousands)

Alexandria Real Estate Equities	3,661	$251
Alleghany *	867	338
Allied World Assurance Holdings	1,904	170
American Assets Trust	1,491	48
American Campus Communities ‡	5,362	219
American Capital *	16,511	220
American Capital Agency	20,221	522
American Capital Mortgage Investment	2,465	52
American Equity Investment Life Holding (A)	2,778	45
American Financial Group	4,153	202
American National Bankshares	306	7
American National Insurance	331	33
American Safety Insurance Holdings *	181	4
Ameris Bancorp *	1,252	21
AMERISAFE	833	28
Ames National	310	6
Amtrust Financial Services (A)	1,181	39
Annaly Capital Management	49,514	672
Anworth Mortgage Asset	6,168	35
Apollo Commercial Real Estate Finance	1,437	24
Apollo Investments	12,338	102
Apollo Residential Mortgage ‡	1,087	21
Arch Capital Group *	6,936	355
Ares Capital	13,915	239
Argo Group International Holdings	1,396	55
Arlington Asset Investment, Cl A	712	19
ARMOUR Residential REIT ‡	20,396	105
Arrow Financial	202	5
Arthur J Gallagher (A)	6,091	266
Ashford Hospitality Trust	2,471	33
Aspen Insurance Holdings	2,995	110
Associated Banc	9,286	143
Associated Estates Realty ‡	2,189	36
Assured Guaranty	8,987	203
Astoria Financial	3,865	38
AV Homes *	407	5
Axis Capital Holdings	5,368	234
Baldwin & Lyons, Cl B	181	4
Bancfirst	325	14
Banco Latinoamericano de Comercio Exterior, Cl E	1,312	30
Bancorp *	1,604	23
Bancorpsouth (A)	3,982	68
Bank Mutual	899	5
Bank of Hawaii	2,424	122
Bank of Kentucky Financial	233	6
Bank of Marin Bancorp	107	4
Bank of the Ozarks	1,285	56
BankFinancial	797	6
BankUnited	1,596	39
Banner	851	27
BBCN Bancorp	3,395	44
Beneficial Mutual Bancorp *	1,826	16
Berkshire Hills Bancorp	1,150	31
BGC Partners, Cl A	4,736	26
BioMed Realty Trust ‡	9,729	204

5	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Extended Market Index Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

BlackRock Kelso Capital	3,363	$34
BofI Holding *	609	29
BOK Financial	1,093	71
Boston Private Financial Holdings	3,515	35
Brandywine Realty Trust	6,939	98
BRE Properties	3,990	199
Bridge Bancorp	312	7
Brookline Bancorp	3,274	28
Brown & Brown	6,176	199
Bryn Mawr Bank	622	14
C&F Financial	300	14
Calamos Asset Management, Cl A	382	4
Camden National	539	20
Camden Property Trust	4,338	300
Campus Crest Communities	2,872	36
Capital Bank Financial, Cl A *	360	6
Capital City Bank Group *	800	9
Capital Southwest	156	22
CapitalSource	8,893	84
Capitol Federal Financial	8,187	97
CapLease	3,806	33
Capstead Mortgage	4,218	52
Cardinal Financial	1,341	20
Cash America International	1,279	61
Cathay General Bancorp	3,315	67
CBL & Associates Properties	7,782	179
CBOE Holdings	4,638	186
Cedar Realty Trust ‡	3,538	20
Center Bancorp	483	6
Centerstate Banks	585	5
Central Pacific Financial *	1,110	20
Chatham Lodging Trust ‡	935	17
Chemical Financial	1,299	34
Chesapeake Lodging Trust ‡	2,167	49
Chimera Investment ‡	54,326	166
CIT Group *	10,237	472
Citizens, Cl A *	2,233	14
Citizens & Northern	240	5
City Holding	685	27
City National	2,440	153
CNA Financial	1,175	40
CNB Financial	248	4
CNO Financial Group	10,825	134
CoBiz Financial	1,971	17
Cohen & Steers	836	32
Colonial Properties Trust ‡	4,795	106
Colony Financial ‡	2,800	62
Columbia Banking System	2,109	46
Commerce Bancshares	3,647	159
CommonWealth	6,344	130
Community Bank System (A)	1,702	50
Community Trust Bancorp	658	23
Consolidated-Tomoka Land	174	6
Coresite Realty ‡	773	25
Corporate Office Properties Trust ‡	3,830	102
Corrections Corp of America ‡	5,802	204
Cousins Properties ‡	4,046	42
Cowen Group, Cl A *	1,721	5
Crawford, Cl B	520	4

Description	Shares	Market Value ($ Thousands)

Credit Acceptance *	332	$38
CubeSmart ‡	7,222	113
Cullen/Frost Bankers	2,805	181
CVB Financial	3,879	45
CyrusOne ‡	929	20
CYS Investments ‡	9,562	98
DCT Industrial Trust ‡	14,886	110
DDR ‡	14,314	250
DFC Global *	1,991	30
Diamond Hill Investment Group *	54	4
DiamondRock Hospitality ‡	10,107	96
Digital Realty Trust ‡ (A)	6,574	400
Dime Community Bancshares	1,583	23
Douglas Emmett ‡	7,385	188
Duke Realty ‡	16,595	275
DuPont Fabros Technology ‡	2,621	64
Dynex Capital ‡	2,593	26
Eagle Bancorp *	706	16
East West Bancorp	7,186	189
EastGroup Properties ‡	1,685	99
Eaton Vance	6,025	250
Education Realty Trust ‡	4,873	51
eHealth *	1,074	26
Employers Holdings	1,474	36
Encore Capital Group *	975	35
Endurance Specialty Holdings	2,383	120
Enstar Group *	351	44
Enterprise Financial Services	1,249	19
EPR Properties ‡ (A)	2,551	134
Equity Lifestyle Properties ‡	2,216	171
Equity One ‡	2,385	56
Erie Indemnity, Cl A	1,387	105
ESB Financial	517	6
Essex Property Trust ‡	1,927	303
EverBank Financial	1,124	18
Evercore Partners, Cl A	1,276	51
Everest Re Group	2,544	330
Excel Trust ‡	2,118	28
Extra Space Storage ‡	5,718	240
Ezcorp, Cl A *	2,157	41
FBL Financial Group, Cl A	582	24
FBR *	169	4
Federal Agricultural Mortgage, Cl C	488	15
Federal Realty Investment Trust ‡	3,286	354
Federated Investors, Cl B (A)	4,870	135
FelCor Lodging Trust ‡*	5,663	35
Fidelity National Financial, Cl A	11,553	304
Fidus Investment	273	5
Fifth Street Finance	6,831	72
Financial Engines	2,664	115
Financial Institutions	767	15
First American Financial	5,672	135
First Bancorp	697	11
First BanCorp *	3,516	21
First Busey	4,011	18
First California Financial Group *	821	7
First Cash Financial Services *	1,258	68
First Citizens BancShares, Cl A	191	38
First Commonwealth Financial	4,501	32
First Community Bancshares	942	14
First Connecticut Bancorp	1,048	15

6	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Extended Market Index Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

First Defiance Financial	192	$4
First Financial	612	19
First Financial Bancorp	2,549	39
First Financial Bankshares (A)	1,728	95
First Financial Holdings	914	19
First Financial Northwest	1,491	15
First Industrial Realty Trust ‡	5,753	97
First Interstate Bancsystem, Cl A	912	18
First Merchants	1,433	24
First Midwest Bancorp	3,342	44
First Niagara Financial Group	18,547	181
First of Long Island	153	5
First Potomac Realty Trust ‡	2,322	32
First Republic Bank	5,343	199
Firsthand Technology Value Fund *	600	12
FirstMerit	8,697	164
Flushing Financial	1,070	17
FNB (Pennsylvania)	5,908	68
Forest City Enterprises, Cl A *	7,945	149
Forestar Group *	1,532	35
Fox Chase Bancorp	253	4
Franklin Financial *	262	5
Franklin Street Properties ‡	4,996	68
Fulton Financial	10,812	124
FXCM, Cl A	1,250	17
GAMCO Investors, Cl A	322	17
General Growth Properties ‡	26,875	552
Geo Group ‡	3,790	132
German American Bancorp	744	16
Getty Realty ‡	1,272	27
GFI Group	3,849	16
Glacier Bancorp	3,080	60
Gladstone Capital	424	4
Gladstone Commercial ‡	219	4
Gladstone Investment	525	4
Glimcher Realty Trust ‡	5,911	69
Global Indemnity, Cl A *	202	5
Golub Capital BDC	961	17
Government Properties Income Trust ‡	1,866	45
Gramercy Property Trust ‡*	1,695	8
Great Southern Bancorp	599	16
Green Dot, Cl A *	1,255	23
Greenhill	1,271	63
Greenlight Capital Re, Cl A *	1,309	32
GSV Capital *	749	6
Guaranty Bancorp	605	7
Hancock Holding	4,114	117
Hanmi Financial *	1,078	17
Hanover Insurance Group	2,017	101
Hatteras Financial ‡	5,283	136
HCC Insurance Holdings	5,321	228
Healthcare Realty Trust ‡	4,655	124
Heartland Financial USA	875	24
Hercules Technology Growth Capital	2,903	39
Heritage Financial	307	4
Hersha Hospitality Trust, Cl A ‡	7,578	43
HFF, Cl A *	1,495	28
Highwoods Properties ‡	4,168	152
Hilltop Holdings *	1,929	31

Description	Shares	Market Value ($ Thousands)

Home BancShares	998	$42
Home Federal Bancorp	546	7
Home Loan Servicing Solutions	2,247	51
Home Properties ‡	2,735	166
Homeowners Choice	315	11
HomeStreet	172	4
HomeTrust Bancshares *	1,102	18
Horace Mann Educators	1,814	44
Hospitality Properties Trust ‡	7,341	214
Howard Hughes *	1,417	141
Hudson Pacific Properties ‡	1,870	40
Hudson Valley Holding	305	5
Iberiabank	1,284	66
ICG Group *	1,888	21
Independent Bank	1,002	33
Infinity Property & Casualty	514	30
Inland Real Estate ‡	3,482	36
Interactive Brokers Group, Cl A	1,827	29
International Bancshares	2,350	51
International FCStone *	268	5
Invesco Mortgage Capital ‡	7,171	134
Investment Technology Group *	2,017	28
Investors Bancorp	1,997	40
Investors Real Estate Trust ‡	4,031	36
iStar Financial ‡*	3,718	44
Janus Capital Group (A)	8,012	70
JAVELIN Mortgage Investment ‡	500	8
Jones Lang LaSalle	2,259	207
Kansas City Life Insurance	165	6
KCAP Financial	1,405	15
Kearny Financial *	607	6
Kemper	2,136	73
Kennedy-Wilson Holdings	2,229	38
Kilroy Realty ‡	3,943	209
Kite Realty Group Trust ‡	3,321	20
Knight Capital Group, Cl A *	8,395	30
Ladenburg Thalmann Financial Services *	6,700	11
Lakeland Bancorp	1,670	17
Lakeland Financial	805	22
LaSalle Hotel Properties ‡	5,142	136
Lazard, Cl A	6,031	204
Lexington Realty Trust ‡	8,390	106
Liberty Property Trust ‡	5,375	218
LPL Financial Holdings	2,162	80
LTC Properties ‡	1,917	80
Mack-Cali Realty ‡	4,767	126
Maiden Holdings	2,423	26
Main Street Capital	1,349	39
MainSource Financial Group	1,090	15
Manning & Napier, Cl A	272	5
Markel *	663	347
MarketAxess Holdings	1,552	67
Marlin Business Services	322	8
MB Financial	2,381	61
MBIA *	7,682	109
MCG Capital	4,383	22
Meadowbrook Insurance Group	2,953	24
Medallion Financial	952	14
Medical Properties Trust ‡	8,062	120
Medley Capital	1,432	21
Mercantile Bank	357	6

7	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Extended Market Index Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Merchants Bancshares	207	$6
Mercury General	1,178	53
Meridian Interstate Bancorp *	338	6
Metro Bancorp	277	5
MetroCorp Bancshares *	605	6
MFA Mortgage Investments ‡	18,897	166
MGIC Investment *	17,218	106
Mid-America Apartment Communities ‡	2,219	151
MidWestOne Financial Group	269	6
Monmouth Real Estate Investment, Cl A ‡	2,046	21
Montpelier Re Holdings	2,089	52
Mortgage Investment Trust	1,188	27
MSCI, Cl A *	6,369	224
MVC Capital	1,258	16
National Bankshares	136	5
National Financial Partners *	1,831	46
National Health Investors ‡	1,164	72
National Interstate	124	4
National Penn Bancshares	5,289	52
National Retail Properties ‡	6,043	217
National Western Life Insurance, Cl A	141	28
Nationstar Mortgage Holdings *	846	34
Navigators Group *	483	28
NBT Bancorp	1,908	38
Nelnet, Cl A	1,031	40
Netspend Holdings *	1,425	23
New Mountain Finance	1,279	19
New York Community Bancorp (A)	22,639	296
New York Mortgage Trust ‡	2,938	20
NewStar Financial *	1,393	18
NGP Capital Resources	883	6
Nicholas Financial	700	10
Northfield Bancorp	405	5
Northrim BanCorp	269	6
NorthStar Realty Finance ‡ (A)	8,216	69
Northwest Bancshares	4,199	52
OceanFirst Financial	288	4
Ocwen Financial *	5,561	238
OFG Bancorp	2,125	38
Old National Bancorp	4,361	58
Old Republic International	13,644	186
Omega Healthcare Investors ‡ (A)	5,877	190
OmniAmerican Bancorp *	615	14
One Liberty Properties ‡	624	17
OneBeacon Insurance Group, Cl A	1,235	18
Oppenheimer Holdings, Cl A	364	7
Oritani Financial	2,124	33
Pacific Continental	365	4
PacWest Bancorp (A)	1,346	39
Park National	505	35
Park Sterling *	870	5
Parkway Properties ‡	1,305	22
PartnerRe	2,934	266
Pebblebrook Hotel Trust ‡	2,603	68
PennantPark Investment	3,011	34
Penns Woods Bancorp	152	6

Description	Shares	Market Value ($ Thousands)

Pennsylvania Real Estate Investment Trust ‡	3,799	$76
PennyMac Mortgage Investment Trust ‡	2,463	53
Peoples Bancorp	210	4
PHH *	2,432	49
Phoenix *	241	10
PICO Holdings *	1,121	25
Piedmont Office Realty Trust, Cl A ‡	9,166	174
Pinnacle Financial Partners *	1,525	38
Piper Jaffray *	1,077	38
Platinum Underwriters Holdings	1,748	100
Popular *	5,456	164
Portfolio Recovery Associates *	786	120
Post Properties ‡	2,911	139
Potlatch ‡	1,720	78
Preferred Bank *	237	4
Primerica	1,929	68
PrivateBancorp, Cl A	2,819	55
ProAssurance	3,225	162
Prospect Capital	11,658	121
Prosperity Bancshares (A)	2,569	129
Protective Life	4,302	166
Provident Financial Holdings	374	6
Provident Financial Services	2,679	41
Provident New York Bancorp	2,345	22
PS Business Parks ‡	1,028	78
Radian Group (A)	9,348	120
RAIT Financial Trust ‡	3,021	23
Ramco-Gershenson Properties ‡	2,637	41
Raymond James Financial	5,881	259
Rayonier ‡	6,253	346
Realogy Holdings *	2,602	134
Realty Income ‡ (A)	10,036	456
Redwood Trust ‡	3,305	63
Regency Centers ‡	4,667	241
Reinsurance Group of America, Cl A	3,816	251
RenaissanceRe Holdings	2,343	201
Renasant	1,160	28
Republic Bancorp, Cl A	198	5
Resource Capital ‡	4,905	30
Retail Opportunity Investments ‡	2,559	36
Retail Properties of America, Cl A ‡	3,703	57
RLI	891	67
RLJ Lodging Trust ‡	6,537	151
Rockville Financial	1,638	21
Rouse Properties ‡ (A)	1,117	22
Ryman Hospitality Properties ‡ (A)	1,360	52
S&T Bancorp	1,332	26
Sabra Health Care REIT ‡	1,662	45
Safeguard Scientifics *	1,096	17
Safety Insurance Group	431	23
Sandy Spring Bancorp	847	18
Saul Centers ‡	444	20
SCBT Financial	699	35
Seacoast Banking Corp of Florida *	2,990	6
SEI (B)	7,119	218

8	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Extended Market Index Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Select Income ‡	621	$17
Selective Insurance Group	2,384	57
Senior Housing Properties Trust ‡	9,807	254
Sierra Bancorp	478	7
Signature Bank NY *	2,570	198
Silver Bay Realty Trust ‡	1,546	28
Simmons First National, Cl A	518	13
SL Green Realty ‡	4,440	386
Solar Capital	2,017	46
Solar Senior Capital	230	4
Southside Bancshares	1,078	24
Southwest Bancorp *	379	5
Sovran Self Storage ‡	1,693	110
Spirit Realty Capital ‡	1,505	30
St. Joe *	2,820	58
STAG Industrial ‡	1,656	36
StanCorp Financial Group	2,010	91
Starwood Property Trust ‡	8,680	220
State Auto Financial	1,090	20
State Bank Financial	1,584	25
StellarOne	1,336	21
Sterling Bancorp, Cl N	1,889	23
Sterling Financial	1,290	29
Stewart Information Services	941	26
Stifel Financial * (A)	3,282	118
Strategic Hotels & Resorts ‡ *	7,688	62
Suffolk Bancorp *	600	9
Summit Hotel Properties ‡	2,629	26
Sun Bancorp *	1,661	5
Sun Communities ‡	1,921	96
Sunstone Hotel Investors ‡ *	8,880	107
Susquehanna Bancshares	10,123	122
SVB Financial Group *	2,282	177
SWS Group *	1,049	6
SY Bancorp	635	15
Symetra Financial	3,383	47
Synovus Financial	42,646	117
Tanger Factory Outlet Centers ‡	4,849	167
Taubman Centers ‡	3,087	249
Taylor Capital Group *	315	5
TCF Financial	8,739	126
TD Ameritrade Holding	11,973	281
Tejon Ranch *	647	20
Terreno Realty ‡	1,163	22
Territorial Bancorp	773	18
Texas Capital Bancshares *	1,723	76
TFS Financial *	3,543	39
THL Credit	297	5
Thomas Properties Group	1,219	7
TICC Capital (A)	2,505	25
Tompkins Financial	405	17
Tower Group International	1,816	35
TowneBank	1,394	20
Triangle Capital	1,200	34
Trico Bancshares	909	18
Trustco Bank	4,626	26
Trustmark	3,739	95
Two Harbors Investment ‡	18,740	207
UDR ‡	12,779	311
UMB Financial	1,745	93
UMH Properties ‡	900	9
Umpqua Holdings	4,793	65

Description	Shares	Market Value ($ Thousands)

Union First Market Bankshares	681	$14
United Bankshares (A)	2,176	57
United Community Banks *	2,074	25
United Financial Bancorp	1,102	17
United Fire Group	971	26
Universal Health Realty Income Trust ‡	516	23
Univest Corp of Pennsylvania	923	17
Urstadt Biddle Properties, Cl A ‡	1,156	24
Validus Holdings	5,426	196
Valley National Bancorp (A)	10,772	100
ViewPoint Financial Group	1,510	29
Virginia Commerce Bancorp *	1,405	19
Virtus Investment Partners *	308	71
Waddell & Reed Financial, Cl A	4,502	207
Walker & Dunlop *	223	4
Walter Investment Management *	1,536	56
Washington Banking	307	4
Washington Federal	5,736	100
Washington Real Estate Investment Trust ‡	3,513	98
Washington Trust Bancorp	470	13
Webster Financial	3,051	71
Weingarten Realty Investors ‡	6,368	203
WesBanco	1,165	29
West Bancorporation	585	7
Westamerica Bancorporation (A)	1,155	52
Western Alliance Bancorp *	3,203	47
Western Asset Mortgage Capital ‡	949	17
Westfield Financial	872	7
Westwood Holdings Group	328	14
White Mountains Insurance Group	255	151
Whitestone REIT ‡	277	5
Wilshire Bancorp	3,163	21
Winthrop Realty Trust ‡	1,749	22
Wintrust Financial	1,549	58
WisdomTree Investments *	2,775	35
World Acceptance *	376	35
WR Berkley	5,824	239
WSFS Financial	443	22

		38,473

Health Care — 10.3%
Abaxis	1,093	48
ABIOMED *	1,512	33
Acadia Healthcare *	1,187	40
Accretive Health *	2,633	30
Accuray * (A)	3,863	21
Achillion Pharmaceuticals *	3,398	28
Acorda Therapeutics *	1,742	58
Aegerion Pharmaceuticals *	1,506	110
Affymetrix (A) *	1,360	5
Air Methods *	2,177	82
Akorn *	2,527	37
Alere *	4,321	111
Align Technology *	3,813	136
Alkermes *	6,353	199
Allscripts Healthcare Solutions *	9,253	128
Almost Family *	309	6
Alnylam Pharmaceuticals *	2,389	73
AMAG Pharmaceuticals *	703	13

9	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Extended Market Index Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Amedisys *	1,671	$21
AMN Healthcare Services *	2,009	27
Amsurg, Cl A *	1,366	49
Analogic	520	41
AngioDynamics *	470	5
Anika Therapeutics *	470	7
Antares Pharma *	5,608	23
Arena Pharmaceuticals * (A)	11,853	105
Ariad Pharmaceuticals *	9,624	177
Arqule *	2,366	6
Array BioPharma *	5,460	32
ArthroCare *	1,195	41
Assisted Living Concepts, Cl A *	382	5
Astex Pharmaceuticals *	4,685	23
athenahealth *	1,892	160
AtriCure *	720	7
Atrion	130	29
Auxilium Pharmaceuticals *	2,170	32
AVANIR Pharmaceuticals, Cl A * (A)	7,847	26
AVEO Pharmaceuticals *	2,378	6
BioDelivery Sciences International *	1,800	8
BioMarin Pharmaceutical *	6,246	392
Bio-Rad Laboratories, Cl A *	1,053	120
Bio-Reference Labs *	1,147	35
BioScrip *	2,111	30
Brookdale Senior Living, Cl A *	5,146	146
Bruker *	3,932	65
Cadence Pharmaceuticals *	3,058	20
Cambrex *	1,760	24
Cantel Medical	985	34
Capital Senior Living *	1,312	34
Cardiovascular Systems *	925	19
Catamaran *	10,407	512
Celldex Therapeutics *	3,556	45
Centene *	2,759	137
Cepheid *	3,569	124
Cerus * (A)	1,897	10
Charles River Laboratories International *	2,606	113
Chemed	845	59
Chindex International *	800	13
Clovis Oncology *	666	24
Community Health Systems *	4,795	231
Computer Programs & Systems	502	25
Conceptus *	1,169	36
CONMED	1,208	40
Cooper	2,434	275
Coronado Biosciences *	730	7
Corvel *	317	16
Covance *	2,918	218
Cross Country Healthcare *	1,079	6
CryoLife	1,045	6
Cubist Pharmaceuticals *	3,365	185
Curis *	4,264	16
Cyberonics *	1,146	55
Cynosure, Cl A *	633	16
Cytori Therapeutics *	2,432	6
Dendreon (A) *	6,966	28
Depomed *	3,055	18
Derma Sciences *	483	6

Description	Shares	Market Value ($ Thousands)

DexCom *	3,024	$63
Dyax *	4,982	16
Dynavax Technologies *	9,390	25
Emergent Biosolutions *	1,484	21
Emeritus *	1,351	34
Endo Health Solutions *	5,811	211
Endocyte *	970	13
Endologix *	2,495	34
Ensign Group	818	30
Enzon Pharmaceuticals *	1,506	5
Exact Sciences *	2,954	33
Exactech *	339	6
ExamWorks Group *	1,445	27
Exelixis (A) *	8,200	40
Five Star Quality Care *	827	4
Fluidigm *	753	13
Furiex Pharmaceuticals *	542	20
Genomic Health *	797	29
Gentiva Health Services *	1,679	18
Geron *	2,670	3
Globus Medical, Cl A *	600	9
Greatbatch *	830	27
GTx *	2,700	16
Haemonetics *	2,747	113
Halozyme Therapeutics *	4,458	32
Hanger *	1,509	48
Harvard Bioscience *	1,037	5
HCA Holdings *	8,480	331
Health Management Associates, Cl A *	13,572	187
Health Net *	4,470	142
HealthSouth *	3,941	115
HealthStream *	964	26
Healthways *	1,721	23
HeartWare International *	679	62
Henry Schein *	4,443	428
Hill-Rom Holdings	3,401	123
Hi-Tech Pharmacal *	601	19
HMS Holdings *	4,631	115
Hologic *	13,655	283
ICU Medical *	527	38
Idenix Pharmaceuticals * (A)	5,394	26
Idexx Laboratories (A) *	2,901	239
Illumina *	6,279	442
ImmunoGen *	3,552	65
Immunomedics *	2,657	10
Impax Laboratories *	2,988	57
Incyte (A) *	5,171	115
Infinity Pharmaceuticals *	1,294	35
Insulet *	2,221	66
Integra LifeSciences Holdings *	852	32
Intercept Pharmaceuticals *	176	6
InterMune *	3,672	36
Invacare	1,589	25
IPC The Hospitalist *	600	29
Ironwood Pharmaceuticals, Cl A * (A)	3,254	43
Isis Pharmaceuticals (A) *	5,994	130
Jazz Pharmaceuticals *	2,234	152
Keryx Biopharmaceuticals * (A)	3,794	30
Kindred Healthcare *	2,465	33
Landauer	473	25

10	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Extended Market Index Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Lannett *	1,000	$11
Lexicon Pharmaceuticals *	10,540	25
LHC Group *	784	17
LifePoint Hospitals *	2,596	129
Ligand Pharmaceuticals, Cl B *	828	25
Luminex *	1,955	38
Magellan Health Services *	1,140	62
MAKO Surgical * (A)	2,028	25
MannKind (A) *	6,643	44
Masimo *	2,193	47
MedAssets *	2,539	42
Medicines *	3,057	98
Medidata Solutions *	1,047	72
Medivation *	3,804	185
MEDNAX *	2,578	239
Merge Healthcare *	2,399	8
Meridian Bioscience	1,841	40
Merit Medical Systems *	2,075	20
Mettler Toledo International *	1,582	345
Molina Healthcare * (A)	1,336	51
Momenta Pharmaceuticals *	2,154	28
MWI Veterinary Supply *	592	72
Myriad Genetics *	4,326	139
National Healthcare	494	23
National Research, Cl A *	312	5
National Research, Cl B *	52	2
Natus Medical *	958	14
Navidea Biopharmaceuticals (A) *	7,605	18
Nektar Therapeutics *	4,995	47
Neogen *	1,020	56
Neurocrine Biosciences *	3,000	39
NewLink Genetics (A) *	316	5
Novavax *	6,953	13
NPS Pharmaceuticals *	3,864	61
NuVasive *	1,878	41
NxStage Medical *	2,447	34
Omnicare (A)	5,396	248
Omnicell *	1,512	27
OncoGenex Pharmaceutical *	535	6
Oncothyreon (A) *	3,800	7
Onyx Pharmaceuticals * (A)	3,660	349
Opko Health * (A)	4,829	32
Optimer Pharmaceuticals (A) *	1,660	25
OraSure Technologies *	1,039	5
Orexigen Therapeutics *	3,961	25
Orthofix International *	840	23
Osiris Therapeutics *	1,000	11
Owens & Minor (A)	3,439	118
Pacira Pharmaceuticals *	645	19
Pain Therapeutics *	2,988	8
Palomar Medical Technologies *	1,089	15
PAREXEL International *	2,646	121
PDL BioPharma (A)	6,100	50
Pharmacyclics *	2,993	274
PharMerica *	950	15
PhotoMedex *	265	4
Pozen *	1,028	5
Progenics Pharmaceuticals *	1,496	6
Providence Service *	958	25
QIAGEN *	12,248	229
Quality Systems	1,815	32
Questcor Pharmaceuticals	2,931	100

Description	Shares	Market Value ($ Thousands)

Quidel *	1,312	$31
Raptor Pharmaceutical *	2,707	21
Repligen *	1,722	14
Repros Therapeutics * (A)	942	16
ResMed (A)	7,299	350
Rigel Pharmaceuticals *	3,959	18
Rochester Medical *	419	6
RTI Biologics *	1,118	5
Sagent Pharmaceuticals *	375	7
Salix Pharmaceuticals *	3,257	198
Sangamo Biosciences *	2,570	21
Santarus *	2,389	53
Sciclone Pharmaceuticals *	3,201	15
Seattle Genetics *	5,000	172
Select Medical Holdings	1,965	16
Sequenom * (A)	5,717	24
Sirona Dental Systems *	2,922	207
Solta Medical *	2,684	6
Spectranetics *	1,624	30
Spectrum Pharmaceuticals *	2,979	24
Staar Surgical *	2,378	21
STERIS	3,098	140
Sunesis Pharmaceuticals *	1,135	6
SurModics *	644	15
Symmetry Medical *	1,188	11
Synageva BioPharma *	506	21
Synergy Pharmaceuticals *	2,915	15
Synta Pharmaceuticals * (A)	2,254	17
Team Health Holdings *	1,208	47
Techne	2,025	135
Teleflex	2,202	172
TESARO *	400	14
Theravance *	3,309	116
Thoratec *	3,227	101
Threshold Pharmaceuticals *	895	5
Tornier *	908	14
Triple-S Management, Cl B *	1,166	25
Trius Therapeutics *	1,185	9
Unilife (A) *	6,571	22
United Therapeutics *	2,564	170
Universal American *	2,216	20
Universal Health Services, Cl B	4,647	321
US Physical Therapy	626	18
Utah Medical Products	200	9
Vanda Pharmaceuticals *	2,600	24
Vanguard Health Systems *	1,588	21
Vascular Solutions *	918	14
VCA Antech *	4,683	120
Vertex Pharmaceuticals *	10,442	839
Vical *	4,189	15
ViroPharma *	2,816	77
Vivus (A) *	4,377	64
Vocera Communications *	142	2
Volcano (A) *	2,349	45
Warner Chilcott, Cl A	8,873	170
WellCare Health Plans *	2,366	123
West Pharmaceutical Services	1,865	128
Wright Medical Group *	1,959	49
XenoPort *	2,416	13
XOMA *	4,530	19
ZIOPHARM Oncology * (A)	1,273	3

11	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Extended Market Index Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Zoetis (A)	5,193	$166

		17,986

Industrials — 14.6%
AAON	645	21
AAR	1,829	37
ABM Industries	2,355	57
Acacia Research	2,149	54
ACCO Brands * (A)	5,129	37
Accuride *	955	5
Aceto	1,517	19
Actuant, Cl A *	3,942	134
Acuity Brands	2,246	169
Advisory Board *	1,584	84
AECOM Technology *	5,512	170
Aegion, Cl A *	1,703	39
Aerovironment *	925	19
AGCO	5,023	279
Air Lease, Cl A (A)	3,731	104
Air Transport Services Group *	2,936	18
Aircastle	2,557	40
Alamo Group	335	14
Alaska Air Group *	3,761	214
Albany International, Cl A	1,198	38
Allegiant Travel, Cl A *	650	60
Alliant Techsystems	1,544	121
Altra Holdings	1,189	34
AMERCO *	400	69
Ameresco, Cl A *	779	6
American Railcar Industries	477	16
American Science & Engineering	455	27
American Woodmark *	484	18
Ametek	12,295	530
Ampco-Pittsburgh	333	6
AO Smith	4,158	163
Apogee Enterprises	1,311	35
Applied Industrial Technologies	2,261	109
Argan *	379	6
Arkansas Best	1,390	26
Armstrong World Industries *	877	46
Astec Industries	963	34
Astronics *	629	23
Atlas Air Worldwide Holdings *	1,169	54
Avis Budget Group *	5,560	184
AZZ	1,096	45
Babcock & Wilcox	5,924	176
Barnes Group	2,352	71
Barrett Business Services	434	25
BE Aerospace *	5,030	319
Beacon Roofing Supply *	2,570	106
Belden	2,423	129
Blount International *	2,285	31
Brady, Cl A	2,227	72
Briggs & Stratton (A)	2,149	50
Brink’s	2,006	54
Builders FirstSource *	2,470	17
CAI International *	472	12
Capstone Turbine *	16,835	19
Carlisle	3,277	214
Casella Waste Systems, Cl A *	1,391	6
CBIZ *	745	5
CDI	269	4

Description	Shares	Market Value ($ Thousands)

Celadon Group	1,075	$21
Chart Industries *	1,372	133
Chicago Bridge & Iron	5,392	341
CIRCOR International	815	42
CLARCOR	2,723	148
Clean Harbors *	2,876	164
CNH Global *	1,194	52
Coleman Cable	800	15
Colfax *	2,589	129
Columbus McKinnon *	1,165	25
Comfort Systems USA	1,291	18
Commercial Vehicle Group *	492	4
Consolidated Graphics *	444	21
Con-way	3,068	117
Copa Holdings, Cl A	1,728	227
Copart *	5,350	184
Corporate Executive Board	1,861	114
Covanta Holding	5,858	120
CRA International *	205	4
Crane	2,629	157
Cubic	689	33
Curtiss-Wright	1,978	72
Delta Air Lines	42,145	759
Deluxe	2,754	103
DigitalGlobe *	2,232	67
Donaldson	7,746	291
Douglas Dynamics	1,222	17
DXP Enterprises *	362	21
Dycom Industries *	1,507	34
Dynamic Materials	265	4
Echo Global Logistics *	786	14
EMCOR Group	3,587	143
Encore Wire	803	28
Energy Recovery *	887	4
EnerNOC *	860	11
EnerSys	2,583	129
Engility Holdings *	910	23
Ennis	1,388	24
EnPro Industries *	868	44
ESCO Technologies	1,177	38
Esterline Technologies *	1,690	124
Exelis	10,028	122
ExOne * (A)	400	20
Exponent	643	36
Federal Signal *	3,047	27
Flow International *	1,744	7
Fortune Brands Home & Security	8,173	346
Forward Air	1,718	67
Franklin Covey *	491	7
Franklin Electric	1,981	67
FreightCar America	233	4
FTI Consulting *	1,768	67
FuelCell Energy (A) *	5,961	8
Furmanite *	737	5
G&K Services, Cl A	839	40
Gardner Denver	2,603	196
GATX	2,552	127
GenCorp (A) *	2,679	37
Generac Holdings *	945	38
General Cable	2,137	76
Genesee & Wyoming, Cl A *	2,274	202

12	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Extended Market Index Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Gibraltar Industries *	1,460	$24
Global Power Equipment Group	930	15
Gorman-Rupp	782	23
GP Strategies *	782	20
Graco	3,135	202
GrafTech International (A) *	5,217	44
Graham	196	5
Granite Construction	1,711	53
Great Lakes Dredge & Dock	1,880	16
Greenbrier *	1,123	26
Griffon	2,137	25
H&E Equipment Services *	1,325	30
Hardinge	463	6
Harsco	4,428	103
Hawaiian Holdings *	2,880	17
Healthcare Services Group	2,839	64
Heartland Express	2,172	31
Heico	2,785	141
Heidrick & Struggles International	1,352	19
Herman Miller	2,443	69
Hertz Global Holdings *	12,814	331
Hexcel *	4,598	160
HNI	1,949	72
Houston Wire & Cable	355	5
Hub Group, Cl A *	1,562	57
Hubbell, Cl B	3,089	310
Huntington Ingalls Industries	2,259	125
Hurco *	235	7
Huron Consulting Group *	1,011	45
Hyster-Yale Materials Handling	502	31
ICF International *	968	29
IDEX	4,341	239
IHS, Cl A *	2,599	273
II-VI *	2,343	39
InnerWorkings *	1,587	17
Insperity	1,012	30
Insteel Industries	941	17
Interface, Cl A	2,545	43
ITT	4,963	150
JB Hunt Transport Services	4,649	342
JetBlue Airways * (A)	9,981	62
John Bean Technologies	1,331	29
Kadant	625	19
Kaman	1,173	40
KAR Auction Services	1,329	31
Kaydon	1,477	40
KBR	7,645	276
Kelly Services, Cl A	1,295	23
Kennametal	4,214	183
KEYW Holding *	1,268	19
Kforce *	937	14
Kirby *	2,926	228
Knight Transportation	2,537	43
Knoll	2,163	34
Korn/Ferry International *	2,158	38
Kratos Defense & Security Solutions *	1,516	9
Landstar System	2,544	134
Layne Christensen *	969	21
LB Foster, Cl A	471	21
Lennox International	2,729	175

Description	Shares	Market Value ($ Thousands)

Lincoln Electric Holdings	4,333	$259
Lindsay Manufacturing	527	43
LMI Aerospace *	181	3
LSI Industries	2,000	16
Lydall *	332	5
Manitowoc	7,050	148
Manpowergroup	4,156	238
Marten Transport	797	19
MasTec (A) *	2,362	75
Matson	1,852	47
McGrath RentCorp	1,148	38
Meritor *	4,895	35
Met-Pro	608	8
Michael Baker	173	5
Middleby *	975	159
Miller Industries	411	7
Mine Safety Appliances	1,144	57
Mistras Group *	897	19
Mobile Mini *	1,683	57
Moog, Cl A *	2,424	121
MRC Global *	1,012	29
MSC Industrial Direct, Cl A	2,403	199
Mueller Industries	854	46
Mueller Water Products, Cl A	6,912	53
Multi-Color	757	22
MYR Group *	979	20
NACCO Industries, Cl A	305	17
National Presto Industries	191	15
Navigant Consulting *	2,341	31
Navistar International *	3,791	136
NCI Building Systems *	948	14
Nielsen Holdings	6,367	216
NN *	687	6
Nordson	3,312	236
Nortek *	342	24
Northwest Pipe *	186	5
Odyssey Marine Exploration * (A)	1,425	5
Old Dominion Freight Line *	3,790	163
On Assignment *	1,869	49
Orbital Sciences *	2,558	46
Orion Marine Group *	1,874	22
Oshkosh Truck *	4,817	192
Owens Corning *	6,260	274
Pacer International *	1,424	9
Park-Ohio Holdings *	318	12
Patriot Transportation Holding *	238	7
Pendrell *	8,751	21
PGT *	1,300	11
Pike Electric *	938	11
Polypore International * (A)	2,560	96
Powell Industries *	264	12
Preformed Line Products	90	6
Primoris Services	1,347	29
Proto Labs * (A)	299	16
Quad, Cl A (A)	1,162	27
Quality Distribution *	810	7
Quanex Building Products	1,765	33
Raven Industries	1,555	47
RBC Bearings *	995	49
Regal-Beloit	2,225	150
Republic Airways Holdings *	2,296	25
Resources Connection	1,981	22

13	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Extended Market Index Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Rexnord *	1,326	$26
Roadrunner Transportation Systems *	772	21
Rollins	2,675	68
RPX *	1,210	19
RR Donnelley & Sons (A)	9,672	128
Rush Enterprises, Cl A *	1,499	38
Saia *	595	28
Simpson Manufacturing (A)	1,743	51
SkyWest	2,322	33
SolarCity *	431	19
Spirit Aerosystems Holdings, Cl A *	6,375	138
Spirit Airlines *	1,847	56
SPX	2,494	197
Standard Parking *	798	18
Standex International	529	28
Steelcase, Cl A	3,357	46
Sterling Construction *	591	6
Sun Hydraulics	977	32
Swift Transporation, Cl A *	3,409	57
Swisher Hygiene (A) *	4,332	4
Sykes Enterprises *	1,811	29
TAL International Group	1,284	54
Taser International *	2,669	25
Team *	857	31
Teledyne Technologies *	1,937	150
Tennant	838	41
Terex *	5,770	207
Tetra Tech *	3,542	98
Textainer Group Holdings	653	24
Thermon Group Holdings *	782	15
Timken	4,509	256
Titan International	2,372	55
Titan Machinery * (A)	812	17
TMS International, Cl A	472	7
Toro	3,200	152
Towers Watson, Cl A	3,133	243
TransDigm Group *	2,605	381
Trex *	670	37
Trimas *	1,376	44
Trinity Industries	4,271	175
Triumph Group	2,596	202
TrueBlue *	1,828	43
Tutor Perini *	1,651	31
Twin Disc	170	4
UniFirst	640	61
United Continental Holdings *	16,952	550
United Rentals (A) *	4,847	275
United Stationers	1,737	60
Universal Forest Products	855	34
URS	3,971	192
US Airways Group (A) *	8,623	151
US Ecology	640	17
USG *	3,982	109
UTi Worldwide	4,395	70
Valmont Industries	1,214	185
Verisk Analytics, Cl A *	7,472	439
Viad	971	24
Wabash National *	3,141	33
WABCO Holdings *	3,310	250
Wabtec	2,453	270

Description	Shares	Market Value ($ Thousands)

WageWorks *	271	$8
Waste Connections	6,403	258
Watsco	1,559	136
Watts Water Technologies, Cl A	1,256	60
Werner Enterprises	1,890	47
Wesco Aircraft Holdings *	946	17
WESCO International (A) *	2,266	168
Woodward Governor	3,642	143
XPO Logistics *	937	16

		25,362

Information Technology — 14.2%
3D Systems *	4,447	216
Accelrys *	2,620	22
ACI Worldwide *	2,204	103
Active Network (A) *	1,442	10
Activision Blizzard	21,806	315
Actuate	2,744	19
Acxiom *	3,274	72
ADTRAN	2,797	65
Advanced Energy Industries *	1,819	33
Advent Software *	1,368	45
Aeroflex Holding *	729	6
Agilysys *	900	10
Alliance Data Systems * (A)	2,589	458
Alpha & Omega Semiconductor *	1,100	9
Amdocs	8,668	309
American Software, Cl A	472	4
Amkor Technology (A) *	4,013	18
ANADIGICS *	2,864	6
Anaren *	757	18
Angie’s List *	1,648	39
Anixter International *	1,541	118
Ansys *	4,817	359
AOL *	3,465	120
Applied Micro Circuits *	3,298	25
ARRIS Group *	6,270	95
Arrow Electronics *	5,525	220
Aruba Networks *	6,139	92
ASML Holding, Cl G	1,514	123
Aspen Technology *	4,967	152
Atmel *	23,382	184
ATMI *	1,478	35
Avago Technologies, Cl A	12,468	470
Aviat Networks *	1,216	3
Avid Technology *	597	4
Avnet *	7,099	243
AVX	2,278	27
Axcelis Technologies *	7,300	12
Badger Meter	662	29
Bankrate *	2,149	31
Bel Fuse, Cl B	388	6
Benchmark Electronics *	2,530	49
Black Box	1,009	27
Blackbaud	1,955	59
Blucora *	1,829	33
Booz Allen Hamilton Holding, Cl A	1,265	22
Bottomline Technologies *	1,671	46
Broadridge Financial Solutions	6,597	179
BroadSoft (A) *	1,294	36

14	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Extended Market Index Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Brocade Communications Systems *	24,647	$134
Brooks Automation	3,003	32
Cabot Microelectronics *	1,024	37
CACI International, Cl A *	932	60
Cadence Design Systems *	14,347	217
CalAmp *	1,856	24
Calix *	2,145	22
Callidus Software *	1,356	8
Cardtronics *	1,885	54
Cass Information Systems	490	22
Cavium *	2,131	70
Ceva *	1,338	22
Checkpoint Systems *	1,945	27
CIBER *	3,887	16
Ciena *	4,186	70
Cirrus Logic *	2,795	51
Cognex	2,379	107
Coherent *	1,053	60
Cohu	477	5
CommVault Systems *	2,384	167
Computer Task Group	792	18
Compuware	11,660	131
comScore *	1,647	33
Comtech Telecommunications	832	22
Comverse *	1,000	30
Concur Technologies *	2,411	195
Constant Contact *	1,566	23
Convergys	5,987	109
CoreLogic *	5,183	136
Cornerstone OnDemand (A) *	1,499	61
CoStar Group *	1,463	164
Cray *	1,770	32
Cree *	5,923	369
CSG Systems International *	1,517	33
CTS	2,045	25
Cypress Semiconductor	6,095	69
Daktronics	2,080	21
Datalink *	597	7
Dealertrack Technologies *	1,800	58
Demand Media *	1,687	14
Demandware *	245	8
Dice Holdings *	2,190	20
Diebold	3,433	111
Digi International *	501	5
Digimarc	276	6
Digital River *	1,777	31
Diodes *	1,642	39
Dolby Laboratories, Cl A (A) *	2,604	91
DSP Group *	862	7
DST Systems	1,750	119
DTS *	1,044	21
EarthLink	5,033	30
Ebix	1,425	28
EchoStar, Cl A *	1,803	72
Electro Rent	1,059	18
Electro Scientific Industries	445	5
Electronics for Imaging *	2,028	57
Ellie Mae *	1,163	26
Emulex *	4,088	25
Entegris *	5,908	62
Entropic Communications *	5,249	22

Description	Shares	Market Value ($ Thousands)

Envestnet *	1,195	$27
EPIQ Systems	1,590	19
ePlus *	144	7
Equinix *	2,398	486
Euronet Worldwide *	2,188	67
ExactTarget *	193	4
Exar *	1,892	21
ExlService Holdings *	1,023	30
Extreme Networks *	5,087	18
Fabrinet *	1,215	18
Facebook, Cl A *	21,469	523
FactSet Research Systems (A)	2,386	234
Fair Isaac	1,491	73
Fairchild Semiconductor International, Cl A *	7,009	102
FARO Technologies *	608	23
FEI	2,052	148
Finisar * (A)	3,954	52
FleetCor Technologies *	2,573	224
FleetMatics Group *	178	5
FormFactor *	3,767	22
Forrester Research	664	24
Fortinet *	6,999	135
Freescale Semiconductor * (A)	2,307	37
Fusion-io (A) *	2,902	42
Gartner *	4,837	274
Genpact *	6,750	131
Global Cash Access Holdings *	3,316	22
Global Payments	4,128	198
Globecomm Systems *	1,244	16
Glu Mobile (A) *	3,700	10
GSI Group *	562	5
GT Advanced Technologies * (A)	6,229	28
Guidance Software *	594	5
Guidewire Software *	769	31
Harmonic *	5,434	33
Heartland Payment Systems	2,011	64
Higher One Holdings * (A)	1,534	17
Hittite Microwave *	1,717	93
IAC	4,121	200
iGATE *	1,486	22
Immersion *	1,567	24
Imperva *	483	19
Infinera * (A)	5,184	55
Infoblox *	303	7
Informatica *	5,685	207
Ingram Micro, Cl A *	8,146	156
Inphi *	462	5
Insight Enterprises *	1,998	38
Integrated Device Technology *	6,245	53
Integrated Silicon Solution *	1,905	21
Interactive Intelligence Group *	668	34
InterDigital	2,230	103
Intermec *	2,795	28
Internap Network Services *	2,584	21
International Rectifier * (A)	3,006	66
Intersil, Cl A	5,572	46
IntraLinks Holdings *	726	4
InvenSense, Cl A * (A)	1,877	24
IPG Photonics *	1,720	102
Itron *	1,711	72
Ixia *	1,858	29

15	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Extended Market Index Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

IXYS	480	$5
j2 Global (A)	1,957	80
Jack Henry & Associates	4,519	212
Jive Software *	1,234	21
Kemet *	2,462	11
Keynote Systems	308	4
Kopin *	1,323	5
KVH Industries *	297	4
Lattice Semiconductor *	5,462	28
Lender Processing Services	4,512	149
Lexmark International, Cl A (A)	3,380	103
LinkedIn, Cl A *	3,306	554
Lionbridge Technologies *	1,118	3
Liquidity Services * (A)	1,222	49
Littelfuse	903	66
LivePerson *	2,491	23
LogMeIn *	1,113	28
LTX-Credence *	2,741	16
Manhattan Associates *	870	65
ManTech International, Cl A	822	22
Market Leader *	833	9
Marvell Technology Group	21,402	232
Maxim Integrated Products	14,904	440
MAXIMUS	1,858	139
MaxLinear, Cl A *	2,300	15
Maxwell Technologies *	564	4
Measurement Specialties *	677	30
MEMC Electronic Materials *	10,109	82
Mentor Graphics	5,140	98
Mercury Systems *	2,123	19
Methode Electronics	1,284	20
Micrel	2,393	24
Micros Systems *	4,271	180
Microsemi *	4,814	106
MicroStrategy, Cl A *	353	32
Mindspeed Technologies * (A)	1,400	5
MKS Instruments	2,223	63
MoneyGram International *	1,105	22
Monolithic Power Systems *	1,451	36
Monotype Imaging Holdings	1,660	38
Monster Worldwide *	5,608	31
MoSys *	2,200	10
Move *	1,935	22
MTS Systems	689	42
Nanometrics *	1,244	18
National Instruments	4,967	141
NCR *	8,183	273
NETGEAR *	1,592	53
Netscout Systems *	1,658	40
NetSuite *	1,803	158
NeuStar, Cl A *	3,532	171
Newport *	1,795	24
NIC *	2,822	47
Nuance Communications (A) *	12,581	239
Numerex, Cl A *	477	5
NVE *	94	5
OmniVision Technologies *	2,342	43
ON Semiconductor *	23,800	204
OpenTable *	1,226	82
Oplink Communications *	1,066	18
OSI Systems *	868	50
Palo Alto Networks *	333	16

Description	Shares	Market Value ($ Thousands)

Pandora Media (A) *	4,371	$74
Park Electrochemical	982	24
Parkervision * (A)	4,352	19
PC Connection *	831	14
PDF Solutions *	1,453	27
Pegasystems	818	26
Perficient *	1,900	24
Pericom Semiconductor *	911	6
Photronics *	3,129	24
Plantronics	2,269	105
Plexus *	1,528	45
PLX Technology *	889	4
PMC - Sierra *	8,954	54
Polycom *	9,747	110
Power Integrations	1,389	59
Power-One *	3,384	21
PRGX Global *	936	5
Procera Networks *	1,381	20
Progress Software *	2,458	58
PROS Holdings *	999	29
PTC *	6,390	160
QLIK Technologies *	4,525	139
QLogic *	4,022	39
Quantum * (A)	12,478	19
QuinStreet *	1,186	9
Rackspace Hosting *	5,677	213
Rambus *	5,110	40
RealD (A) *	1,964	30
RealNetworks *	844	6
RealPage * (A)	1,646	31
Responsys *	1,990	19
RF Micro Devices *	11,847	65
Richardson Electronics	515	6
Riverbed Technology *	8,750	135
Rofin-Sinar Technologies *	1,315	35
Rogers *	693	32
Rosetta Stone *	700	12
Rovi *	5,534	143
Ruckus Wireless (A) *	317	4
Rudolph Technologies *	1,707	21
Sanmina *	3,566	48
Sapient *	5,254	68
ScanSource *	1,196	38
SciQuest *	538	12
Seachange International *	1,543	17
Semtech *	3,475	127
ServiceNow *	569	21
ServiceSource International *	2,646	22
ShoreTel *	970	4
Sigma Designs *	1,313	6
Silicon Graphics International *	1,590	24
Silicon Image *	4,561	28
Silicon Laboratories *	2,382	102
Skyworks Solutions *	9,865	235
SolarWinds *	3,260	137
Solera Holdings	3,627	199
Sonus Networks *	10,101	32
Sourcefire *	1,678	94
Spansion, Cl A *	2,282	31
Splunk *	684	32
SPS Commerce *	429	23
SS&C Technologies Holdings *	1,509	48

16	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Extended Market Index Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Stamps.com *	655	$25
STEC *	1,327	5
Stratasys (A) *	1,669	140
SunPower, Cl A (A) *	2,036	39
Super Micro Computer *	1,651	17
Supertex *	203	4
support.com *	981	5
Symmetricom *	833	4
Synaptics *	1,487	61
Synchronoss Technologies *	1,197	38
SYNNEX *	1,170	47
Synopsys *	7,952	290
Syntel *	677	43
Take-Two Interactive Software *	3,339	56
Tangoe *	1,555	23
Tech Data *	2,065	103
TeleTech Holdings *	727	16
Tellabs	16,613	34
Telular *	635	8
Tessera Technologies	2,330	48
TIBCO Software *	8,648	184
TiVo *	5,286	68
Travelzoo *	287	8
Trimble Navigation *	12,820	358
TriQuint Semiconductor *	7,539	53
Trulia *	249	8
TTM Technologies *	2,787	23
Tyler Technologies *	1,587	110
Ubiquiti Networks *	600	11
Ultimate Software Group *	1,535	171
Ultra Clean Holdings *	1,052	6
Ultratech *	1,168	43
Unisys *	1,883	39
United Online	4,262	29
Universal Display *	1,708	51
Unwired Planet *	3,218	7
Valueclick *	4,094	108
Vantiv, Cl A *	1,708	45
Vasco Data Security International *	554	5
Veeco Instruments *	2,201	93
VeriFone Holdings *	5,729	134
Verint Systems *	2,250	76
ViaSat *	1,956	137
VirnetX Holding (A) *	1,842	44
Virtusa *	949	22
Vishay Intertechnology (A) *	7,217	105
Vishay Precision Group *	464	7
VistaPrint (A) *	1,499	69
VMware, Cl A *	4,517	321
Vocus *	398	3
Volterra Semiconductor *	1,475	21
Web.com Group *	1,639	34
WebMD Health, Cl A *	2,193	65
Websense *	1,781	44
WEX *	2,076	153
Workday, Cl A *	1,089	70
XO Group *	1,415	15
Xoom *	670	12
Yelp, Cl A *	298	9
Zebra Technologies, Cl A *	2,764	126
Zillow, Cl A (A) *	137	8

Description	Shares	Market Value ($ Thousands)

Zix *	1,213	$5
Zygo *	320	5
Zynga, Cl A *	4,674	16

		24,653

Materials — 5.5%
A. Schulman	1,329	38
ADA-ES *	677	25
AEP Industries *	180	15
AK Steel Holding (A) *	6,900	24
Albemarle	4,643	311
Allied Nevada Gold *	3,878	30
AM Castle *	923	16
AMCOL International	1,156	37
American Vanguard	1,199	37
Aptargroup	3,466	197
Arabian American Development *	817	6
Ashland	4,008	356
Axiall	3,725	161
Balchem	1,288	62
Berry Plastics Group *	1,338	28
Boise *	4,506	36
Boise Cascade *	670	20
Buckeye Technologies	1,703	64
Cabot	3,432	141
Calgon Carbon *	2,418	44
Carpenter Technology	2,001	96
Celanese, Cl A	7,992	394
Century Aluminum *	2,659	26
Chemtura *	5,329	122
Clearwater Paper *	1,051	50
Coeur Mining *	4,561	65
Commercial Metals	4,941	76
Compass Minerals International	1,740	152
Crown Holdings *	7,635	323
Cytec Industries	2,017	144
Deltic Timber	496	31
Domtar	1,825	132
Eagle Materials	2,583	191
Ferro *	4,105	28
Flotek Industries *	2,196	38
FutureFuel	376	5
General Moly *	1,340	3
Glatfelter	1,871	46
Globe Specialty Metals	2,702	33
Gold Resource	1,558	15
Golden Star Resources * (A)	13,515	10
Graphic Packaging Holding *	6,417	49
Greif, Cl A	1,319	69
H.B. Fuller	2,733	114
Hawkins	473	19
Haynes International	523	26
Headwaters *	3,320	35
Hecla Mining (A)	19,356	74
Horsehead Holding *	2,209	25
Huntsman	10,024	195
Innophos Holdings	989	50
Innospec *	1,013	42
Intrepid Potash (A) *	2,360	44
Kaiser Aluminum	854	54
KapStone Paper and Packaging *	1,721	50
KMG Chemicals	309	7

17	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Extended Market Index Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Koppers Holdings	873	$36
Kraton Performance Polymers *	1,480	31
Kronos Worldwide (A)	1,084	18
Landec *	1,493	21
Louisiana-Pacific *	7,342	129
LSB Industries *	839	28
Martin Marietta Materials	2,401	262
Materion	974	29
McEwen Mining (A) *	10,068	26
Midway Gold *	5,336	6
Minerals Technologies	1,524	65
Molycorp * (A)	4,747	31
Myers Industries	1,718	25
Neenah Paper	793	25
NewMarket	397	109
Olin	4,316	108
Olympic Steel	327	8
OM Group *	1,483	44
OMNOVA Solutions *	2,467	18
Packaging Corp of America	5,049	247
Paramount Gold and Silver * (A)	2,528	4
PolyOne	5,332	137
Quaker Chemical	634	41
Reliance Steel & Aluminum	3,938	259
Resolute Forest Products *	3,492	53
Rock Tenn, Cl A	3,635	359
Rockwood Holdings	3,605	240
Royal Gold	3,402	186
RPM International	6,888	228
RTI International Metals *	1,343	39
Schnitzer Steel Industries, Cl A	1,156	29
Schweitzer-Mauduit International	1,338	64
Scotts Miracle-Gro, Cl A	2,259	107
Sensient Technologies	2,735	113
Silgan Holdings	2,012	94
Sonoco Products	5,321	186
Southern Copper	8,429	263
Steel Dynamics	11,537	177
Stepan	825	45
Stillwater Mining *	4,980	60
SunCoke Energy *	3,046	47
Tahoe Resources *	3,488	51
Texas Industries *	1,223	87
Tredegar	1,141	29
Universal Stainless & Alloy Products *	134	4
US Silica Holdings	226	5
Valspar	4,826	346
Walter Industries	2,626	45
Wausau Paper	2,219	26
Westlake Chemical	855	80
Worthington Industries	2,902	100
WR Grace *	3,824	323
Zep	1,221	20
Zoltek *	1,636	21

		9,615

Telecommunication Services — 1.0%
8x8 *	3,514	29
Atlantic Telegraph-Network	267	13
Cbeyond *	541	5
Cincinnati Bell *	9,086	31

Description	Shares	Market Value ($ Thousands)

Clearwire, Cl A *	15,242	$68
Cogent Communications Group	2,004	55
Consolidated Communications Holdings	1,826	31
Fairpoint Communications *	770	7
General Communication, Cl A *	1,903	17
Groupon, Cl A *	2,441	19
Hawaiian Telcom Holdco *	205	5
IDT, Cl B *	603	10
inContact *	2,028	15
Iridium Communications *	2,646	19
Leap Wireless International *	2,932	17
Level 3 Communications *	8,592	184
Lumos Networks	571	8
magicJack VocalTec (A) *	536	8
Neutral Tandem	2,553	15
NII Holdings * (A)	7,776	60
NTELOS Holdings	298	5
ORBCOMM *	1,386	5
Premiere Global Services *	2,318	28
Primus Telecommunications Group *	800	9
SBA Communications, Cl A (A) *	6,219	468
Shenandoah Telecommunications	1,352	22
Telephone & Data Systems	5,155	120
T-Mobile US *	9,605	206
tw telecom, Cl A *	7,831	223
US Cellular *	652	26
USA Mobility	1,232	17
Vonage Holdings *	7,720	21

		1,766

Utilities — 3.6%
ALLETE	2,070	98
Alliant Energy	5,718	282
American States Water	837	44
American Water Works	9,018	360
Aqua America	7,250	225
Artesian Resources, Cl A	284	6
Atlantic Power	5,621	27
Atmos Energy	4,682	198
Avista	2,452	66
Black Hills	2,002	95
California Water Service Group	2,041	40
Calpine *	19,572	398
CH Energy Group	667	43
Chesapeake Utilities	477	25
Cleco	3,222	147
Connecticut Water Service	606	17
Consolidated Water	1,000	11
Delta Natural Gas	500	11
El Paso Electric	1,736	62
Empire District Electric	1,856	40
Genie Energy, Cl B *	1,000	9
Great Plains Energy	7,223	163
Hawaiian Electric Industries	5,158	135
IDACORP	2,724	129
ITC Holdings	2,725	236
Laclede Group	1,803	85
MDU Resources Group	9,832	254
MGE Energy	1,043	56

18	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Extended Market Index Fund

May 31, 2013

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)

Middlesex Water	901	$17
National Fuel Gas	3,788	232
New Jersey Resources	2,247	102
Northwest Natural Gas	1,176	50
NorthWestern	1,546	64
NV Energy	12,162	285
OGE Energy	5,038	342
Ormat Technologies *	1,034	24
Otter Tail	1,546	42
Piedmont Natural Gas	3,992	135
PNM Resources	4,417	99
Portland General Electric	4,100	125
Questar	9,308	226
SJW	864	23
South Jersey Industries	1,798	105
Southwest Gas	2,541	120
UGI	5,864	224
UIL Holdings	2,750	107
Unitil	458	13
UNS Energy	2,216	104
Vectren	4,343	149
Westar Energy	6,570	208
WGL Holdings	2,761	119
York Water	252	5

		6,182

Total Common Stock (Cost $160,899) ($ Thousands)		168,120

AFFILIATED PARTNERSHIP — 7.7%
SEI Liquidity Fund, L.P. 0.100% **† (C)	13,400,661	13,401

Total Affiliated Partnership (Cost $13,401) ($ Thousands)		13,401

CASH EQUIVALENT — 2.0%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010% **†	3,600,163	3,600

Total Cash Equivalent (Cost $3,600) ($ Thousands)		3,600

U.S. TREASURY OBLIGATION (D)(E) —0.1%
U.S. Treasury Bills
0.037%, 08/08/2013	$155	155

Total U.S. Treasury Obligation (Cost $155) ($ Thousands)		155

Total Investments — 106.4% (Cost $178,055) ($ Thousands)		$185,276

A list of the open futures contracts held by the Fund at May 31, 2013, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
Russell 2000 Index E-MINI	13	Jun-2013	$70
S&P Mid 400 Index E-MINI	21	Jun-2013	108

			$178

For the year ended May 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $174,107 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2013.

†	Investment in Affiliated Security (see Note 5).

‡	Real Estate Investment Trust.

(A)	This security or a partial position of this security is on loan at May 31, 2013. The total value of securities on loan at May 31, 2013 was $12,767 ($ Thousands).

(B)	The Fund may purchase securities of certain companies with which it is affiliated to the extent these companies are represented in its benchmark index.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total value of such securities as of May 31, 2013 was $13,401 ($ Thousands).

(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(E)	The rate reported is the effective yield at time of purchase.

Cl — Class

L.P. — Limited Partnership

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

Ser — Series

The following is a list of the inputs used as of May 31, 2013, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$168,120	$—	$—	$168,120
Affiliated Partnership	—	13,401	—	13,401
Cash Equivalent	3,600	—	—	3,600
U.S. Treasury Obligation	—	155	—	155

Total Investments in Securities	$171,720	$13,556	$—	$185,276

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$178	$—	$—	$178

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

19	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Small Cap Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.1%

Consumer Discretionary — 14.3%
Aeropostale *	30,179	$441
America’s Car-Mart *	6,400	289
Ameristar Casinos	3,000	79
ANN *	29,893	917
Arctic Cat	54,176	2,540
Beazer Homes USA * (A)	36,537	756
Belo, Cl A	93,767	1,052
Big Lots *	40,985	1,396
Biglari Holdings *	1,410	568
BJ’s Restaurants * (A)	40,811	1,532
Blue Nile *	1,800	64
Bob Evans Farms	12,600	582
Boyd Gaming * (A)	20,640	269
Bravo Brio Restaurant Group *	35,400	637
Bright Horizons Family Solutions *	26,902	970
Brown Shoe	35,500	738
Brunswick	40,532	1,361
Cabela’s *	24,330	1,632
Callaway Golf (A)	63,406	435
Capella Education *	9,900	431
Career Education *	160,500	478
Carmike Cinemas *	6,300	112
Carter’s	28,739	2,071
Cato, Cl A	34,800	866
CEC Entertainment	10,500	421
Children’s Place Retail Stores *	14,460	771
Coinstar * (A)	19,300	1,124
Columbia Sportswear (A)	7,031	423
Conn’s * (A)	43,910	2,162
Cooper Tire & Rubber	41,116	1,062
Core-Mark Holding	16,733	990
Corinthian Colleges * (A)	129,700	337
Crocs *	4,100	72
CSS Industries	10,800	299
Dana Holdings	38,585	730
Deckers Outdoor * (A)	12,329	662
Destination Maternity	15,400	384
Destination XL Group *	80,400	399
Dick’s Sporting Goods	12,010	629
Dorman Products (A)	22,547	1,004
DreamWorks Animation SKG, Cl A * (A)	45,600	1,001
Drew Industries	2,600	98
Ethan Allen Interiors (A)	18,885	592
Express *	46,499	1,014
Federal Mogul, Cl A *	13,400	131
Five Below * (A)	32,890	1,258
Francesca’s Holdings (A) *	84,180	2,403
Fred’s, Cl A (A)	35,200	558
GameStop, Cl A (A)	36,833	1,221
Genesco *	5,425	367
G-III Apparel Group *	2,400	101
Gordmans Stores *	52,095	667
Grand Canyon Education *	43,816	1,407
Helen of Troy *	11,900	472
hhgregg * (A)	44,400	692
Hibbett Sports * (A)	42,277	2,411
Hillenbrand	6,300	150

Description	Shares	Market Value ($ Thousands)

HomeAway * (A)	69,726	$2,132
Hot Topic	9,700	136
Hovnanian Enterprises, Cl A * (A)	45,400	279
Ignite Restaurant Group *	24,500	448
Imax *	21,243	550
Jack in the Box *	40,308	1,471
JAKKS Pacific (A)	12,900	130
Jones Group (A)	34,700	506
Jos. A. Bank Clothiers * (A)	14,700	660
Journal Communications, Cl A *	63,900	423
K12 * (A)	28,583	850
Krispy Kreme Doughnuts *	124,095	2,149
Libbey (A) *	101,800	2,154
Life Time Fitness * (A)	12,195	608
Lincoln Educational Services	4,800	33
LKQ *	34,199	837
Loral Space & Communications *	6,600	397
Lumber Liquidators Holdings * (A)	24,535	2,014
M/I Homes *	2,200	55
Maidenform Brands *	46,153	840
Marriott Vacations Worldwide *	8,500	376
Matthews International, Cl A (A)	63,113	2,421
Mattress Firm Holding *	2,160	78
MDC Holdings	5,400	200
MDC Partners, Cl A	106,300	1,874
Men’s Wearhouse	32,238	1,167
Meredith (A)	19,065	781
Modine Manufacturing *	37,900	388
Monro Muffler Brake (A)	54,701	2,572
Morgans Hotel Group *	11,700	78
Movado Group	13,900	502
Multimedia Games Holding *	20,500	525
NACCO Industries, Cl A	6,600	370
National CineMedia	114,327	1,899
Nutrisystem (A)	64,200	580
Office Depot * (A)	27,900	123
OfficeMax (A)	8,400	109
Orient-Express Hotels, Cl A *	61,028	723
Oxford Industries (A)	14,279	938
Panera Bread, Cl A * (A)	5,035	966
Papa John’s International *	4,100	264
Pep Boys-Manny Moe & Jack * (A)	31,490	389
Perry Ellis International	19,700	416
PetMed Express (A)	39,700	532
Pier 1 Imports (A)	93,973	2,179
Pool	7,200	371
Quiksilver * (A)	60,156	473
RadioShack (A)	23,000	85
ReachLocal *	73,100	1,016
Red Robin Gourmet Burgers *	33,383	1,753
Regis (A)	72,622	1,337
Rent-A-Center, Cl A	45,200	1,653
Restoration Hardware Holdings * (A)	10,600	592
Scholastic (A)	28,000	847
Scientific Games, Cl A *	32,054	349
Shutterfly * (A)	48,200	2,349
Six Flags Entertainment	13,592	1,014
Skechers U.S.A., Cl A * (A)	29,200	657
Smith & Wesson Holding * (A)	50,300	458

1	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Small Cap Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

SodaStream International * (A)	19,207	$1,225
Sonic *	42,000	551
Sotheby’s	11,660	434
Stage Stores	15,900	366
Standard Motor Products	21,200	717
Standard Pacific * (A)	116,679	1,033
Steiner Leisure *	1,900	97
Stewart Enterprises, Cl A (A)	55,500	722
Tesla Motors *	2,033	199
TRI Pointe Homes * (A)	15,750	265
Tumi Holdings *	14,200	344
Universal Electronics *	22,900	612
Vail Resorts	7,830	501
Valassis Communications (A)	800	21
Vitamin Shoppe *	27,748	1,214
Wet Seal, Cl A *	176,200	874
Winnebago Industries *	3,200	66
WMS Industries *	39,700	1,006
Wolverine World Wide (A)	60,590	3,172
Zumiez * (A)	47,277	1,504

		111,227

Consumer Staples — 2.8%
Andersons	9,500	484
Annie’s * (A)	12,860	500
Casey’s General Stores (A)	34,003	2,066
Central Garden and Pet, Cl A *	21,557	164
Chefs’ Warehouse *	27,408	518
Chiquita Brands International *	202,400	2,044
Coca-Cola Bottling	2,800	167
Darling International *	65,077	1,276
Dole Food * (A)	110,799	1,049
Fairway Group Holdings, Cl A *	15,000	327
Fresh Del Monte Produce	63,000	1,686
Fresh Market *	23,071	1,143
Harris Teeter Supermarkets (A)	700	33
Ingles Markets, Cl A	11,100	244
Ingredion	7,402	504
J&J Snack Foods	6,770	514
Lancaster Colony (A)	8,000	660
Medifast * (A)	13,100	378
Nash Finch	7,100	154
Pantry *	34,064	426
Pilgrim’s Pride *	51,900	621
Post Holdings *	2,000	84
Prestige Brands Holdings *	32,542	956
Rite Aid *	364,600	1,072
Sanderson Farms (A)	6,409	442
Seneca Foods, Cl A *	3,900	125
Spartan Stores (A)	40,892	727
Spectrum Brands Holdings	2,700	163
TreeHouse Foods *	8,414	551
Universal (A)	8,700	510
USANA Health Sciences * (A)	20,100	1,409
WD-40	3,900	211
Weis Markets	6,700	274
WhiteWave Foods, Cl A * (A)	26,810	468

		21,950

Energy — 5.9%
Alberta Oilsands *	536,100	16
Alon USA Energy	1,800	33
Resources (A) *	45,200	1,139

Description	Shares	Market Value ($ Thousands)

Bill Barrett * (A)	30,000	$677
Bonanza Creek Energy *	9,730	361
Bristow Group	4,000	251
C&J Energy Services *	3,800	71
Cloud Peak Energy *	73,700	1,415
Comstock Resources	69,900	1,127
Contango Oil & Gas *	2,500	87
CVR Energy	1,600	100
Delek US Holdings	38,780	1,397
Dresser-Rand Group *	29,836	1,808
Dril-Quip *	33,432	3,024
Emerald Oil *	41,491	254
Energy XXI Bermuda (A)	29,600	756
EPL Oil & Gas *	28,500	868
Era Group *	4,100	105
Forest Oil * (A)	59,600	271
Forum Energy Technologies * (A)	33,245	987
Frontline * (A)	45,300	84
Goodrich Petroleum * (A)	22,515	283
Green Plains Renewable Energy *	19,200	305
Gulfmark Offshore, Cl A (A)	33,874	1,553
Gulfport Energy *	11,142	531
Helix Energy Solutions Group *	42,825	1,022
Hornbeck Offshore Services * (A)	14,631	761
Key Energy Services *	155,984	1,011
Kinder Morgan Escrow *	69,898	—
Knightsbridge Tankers (A)	1,900	13
Laredo Petroleum Holdings * (A)	71,379	1,382
Lufkin Industries	9,135	806
Matador Resources * (A)	47,655	476
McDermott International *	68,036	650
Mitcham Industries *	3,700	58
Newpark Resources * (A)	59,900	668
Oasis Petroleum *	97,847	3,636
Oceaneering International	11,675	846
Oil States International *	5,570	549
Parker Drilling *	256,800	1,145
Penn Virginia	74,900	349
PetroQuest Energy *	22,600	103
Pioneer Energy Services *	120,847	843
Rentech	54,400	120
REX American Resources *	1,500	42
Rosetta Resources *	16,544	775
Scorpio Tankers (A)	177,700	1,686
SEACOR Holdings *	4,100	315
Ship Finance International (A)	55,900	949
StealthGas *	73,100	773
Stone Energy *	14,000	315
Superior Energy Services *	14,700	392
Swift Energy * (A)	36,248	492
Targa Resources	7,560	487
Tesco *	40,100	512
Tesoro	1,600	99
TETRA Technologies *	58,405	608
TGC Industries	32,755	276
Tidewater (A)	18,000	992
Triangle Petroleum *	10,100	55
Unit *	19,500	881
USEC * (A)	36,800	14
Vaalco Energy * (A)	122,900	752

2	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Small Cap Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

W&T Offshore	3,800	$56
Western Refining (A)	29,300	978
Willbros Group *	55,700	375
World Fuel Services (A)	46,362	1,888

		45,653

Financials — 20.3%
1st Source	6,200	150
Acadia Realty Trust	17,855	463
Affiliated Managers Group *	7,735	1,268
Agree Realty	7,600	253
Alexandria Real Estate Equities	4,650	319
Allied World Assurance Holdings	4,900	438
American Assets Trust	14,405	464
American Capital Mortgage Investment	18,200	384
American Equity Investment Life Holding (A)	78,900	1,278
AMERISAFE	2,000	68
Amtrust Financial Services (A)	21,650	715
Anworth Mortgage Asset	123,600	696
Apartment Investment & Management, Cl A	24,681	747
Apollo Investments *	14,400	119
Ares Capital	1,950	33
Argo Group International Holdings	21,890	867
Artisan Partners Asset Management, Cl A *	3,425	160
Ashford Hospitality Trust	32,500	429
Aspen Insurance Holdings	6,100	224
Associated Banc	14,000	216
Associated Estates Realty ‡	14,400	237
AvalonBay Communities	7,012	930
Banco Latinoamericano de Comercio Exterior, Cl E	46,900	1,075
Bancorpsouth (A)	85,000	1,459
Bank of the Ozarks (A)	37,283	1,627
BankUnited	34,498	848
Banner	45,102	1,447
Berkshire Hills Bancorp	33,215	891
BGC Partners, Cl A	8,400	46
BioMed Realty Trust ‡	30,700	643
BlackRock Kelso Capital (A)	80,300	800
Boston Private Financial Holdings (A)	88,608	873
Boston Properties	7,028	749
Brandywine Realty Trust	23,900	338
Camden National	4,600	173
Campus Crest Communities	104,300	1,319
CapLease	45,800	395
Capstead Mortgage	21,600	265
Cardinal Financial	18,717	283
CBL & Associates Properties	40,388	929
Central Pacific Financial *	60,210	1,104
Chesapeake Lodging Trust ‡	25,300	571
City Holding (A)	12,400	491
CNO Financial Group	309,005	3,813
CoBiz Financial	48,325	418
Cohen & Steers (A)	14,600	551
Colonial Properties Trust ‡	17,200	380
Columbia Banking System (A)	11,400	249

Description	Shares	Market Value ($ Thousands)

CommonWealth	11,800	$241
Community Bank System (A)	6,000	176
Community Trust Bancorp	8,400	296
Coresite Realty ‡	20,155	647
Cousins Properties ‡	13,600	140
Credit Acceptance *	2,200	251
CubeSmart ‡	24,000	376
Customers Bancorp *	17,200	295
CYS Investments ‡	26,800	276
Dime Community Bancshares	27,100	390
Douglas Emmett ‡	27,080	690
Dynex Capital ‡	28,900	294
Eagle Bancorp *	53,651	1,208
East West Bancorp	20,395	537
EastGroup Properties ‡	35,559	2,090
Education Realty Trust ‡	105,867	1,107
Employers Holdings	74,253	1,837
Encore Capital Group * (A)	18,000	642
Endurance Specialty Holdings	26,809	1,349
Equity One ‡ (A)	32,492	758
Equity Residential ‡	25,437	1,438
Essex Property Trust ‡ (A)	2,050	322
FBR *	54,675	1,323
Federal Realty Investment Trust ‡	2,000	216
Federated Investors, Cl B (A)	21,431	593
Financial Engines (A)	54,469	2,349
First American Financial	15,000	358
First Commonwealth Financial	88,800	640
First Financial Holdings	2,200	46
First Horizon National (A)	114,945	1,320
First Industrial Realty Trust ‡	13,200	223
First Merchants	16,500	273
First Midwest Bancorp	113,326	1,491
First NBC Bank Holding *	14,592	367
First Potomac Realty Trust ‡	2,100	29
FirstMerit	39,024	736
Flagstar Bancorp *	14,400	202
Flushing Financial	28,000	438
FNB (Pennsylvania)	13,400	154
Forest City Enterprises, Cl A *	23,770	446
Fulton Financial	32,600	375
FXCM, Cl A (A)	54,158	751
General Growth Properties ‡	31,676	650
Geo Group ‡	8,300	289
Getty Realty ‡ (A)	10,500	220
Glimcher Realty Trust ‡	35,400	414
Government Properties Income Trust ‡	29,400	715
Great American Group *	92,182	14
Hancock Holding	34,051	972
Hanover Insurance Group	41,639	2,092
Hatteras Financial ‡	27,400	707
HCP ‡	23,748	1,125
Health Care ‡	15,250	1,037
Healthcare Realty Trust ‡	7,800	208
Hercules Technology Growth Capital	12,000	161
Highwoods Properties ‡ (A)	32,555	1,186
Home BancShares	3,800	160
Home Loan Servicing Solutions	28,400	649
Horace Mann Educators	103,375	2,512

3	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Small Cap Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Hospitality Properties Trust ‡	8,200	$239
Host Hotels & Resorts ‡	45,959	818
Iberiabank	27,603	1,423
Infinity Property & Casualty	30,943	1,787
Inland Real Estate ‡	71,800	737
International Bancshares (A)	30,100	656
Investment Technology Group *	60,200	831
Investors Bancorp	23,370	462
Investors Real Estate Trust ‡	6,900	62
Janus Capital Group	12,200	107
Jones Lang LaSalle	6,078	558
Kennedy-Wilson Holdings (A)	133,100	2,284
Kimco Realty ‡	20,000	443
LaSalle Hotel Properties ‡	13,270	350
Lexington Realty Trust ‡ (A)	135,155	1,702
LPL Financial Holdings	16,287	604
LTC Properties ‡	17,600	732
Macerich ‡	13,336	866
Mack-Cali Realty ‡	37,238	987
Maiden Holdings	140,600	1,502
MainSource Financial Group	29,400	409
MarketAxess Holdings	19,655	852
MCG Capital	14,200	70
Meadowbrook Insurance Group (A)	265,300	2,128
Medallion Financial	23,200	345
MFA Mortgage Investments ‡	108,128	949
MGIC Investment * (A)	18,500	114
Mid-America Apartment Communities ‡	12,171	827
Montpelier Re Holdings	46,200	1,155
MSCI, Cl A *	23,964	845
National Health Investors ‡ (A)	2,500	156
National Penn Bancshares (A)	54,715	541
National Retail Properties ‡ (A)	9,240	331
NBT Bancorp	26,100	519
Nelnet, Cl A	75,200	2,937
Northfield Bancorp	73,246	839
Northwest Bancshares	9,800	122
OceanFirst Financial	10,300	143
Ocwen Financial *	40,900	1,750
OFG Bancorp (A)	49,050	872
Old National Bancorp	71,313	953
OmniAmerican Bancorp *	14,900	332
One Liberty Properties ‡	3,700	98
Oritani Financial	20,300	311
PacWest Bancorp (A)	59,767	1,723
Pebblebrook Hotel Trust ‡	59,571	1,563
PennantPark Investment (A)	87,393	974
PennyMac Mortgage Investment Trust ‡	24,200	524
PHH *	9,100	184
PICO Holdings *	25,958	586
Pinnacle Financial Partners *	3,600	90
Piper Jaffray *	15,700	561
Platinum Underwriters Holdings	56,346	3,217
Popular *	15,600	468
Potlatch ‡ (A)	13,000	591
Primerica *	22,200	782
ProAssurance	26,753	1,343
Prologis ‡	39,117	1,576
Prospect Capital (A)	69,100	718

Description	Shares	Market Value ($ Thousands)

Prosperity Bancshares (A)	10,540	$528
Protective Life	10,500	406
Provident Financial Services	38,200	581
PS Business Parks ‡	5,600	427
Public Storage ‡	8,671	1,316
Radian Group (A)	27,395	353
RAIT Financial Trust ‡	6,566	50
Ramco-Gershenson Properties ‡	56,700	885
Regency Centers ‡	9,115	470
Reinsurance Group of America, Cl A	11,305	745
Republic Bancorp, Cl A (A)	11,400	271
Retail Opportunity Investments ‡	12,200	171
RLJ Lodging Trust ‡	13,050	302
Sabra Health Care ‡ (A)	28,566	773
Safeguard Scientifics *	35,544	561
Selective Insurance Group	20,365	483
Signature Bank NY *	18,210	1,405
Simon Property Group ‡	14,591	2,429
SL Green Realty ‡	6,695	582
Solar Capital	18,700	430
Southside Bancshares (A)	9,765	221
Sovran Self Storage ‡	4,000	260
STAG Industrial ‡	11,600	255
Starwood Property Trust ‡	31,700	804
Stifel Financial * (A)	35,585	1,281
Sun Communities ‡	1,000	50
Sunstone Hotel Investors ‡*	69,050	833
Susquehanna Bancshares	104,789	1,259
SVB Financial Group *	9,580	741
Symetra Financial	62,900	878
Synovus Financial	99,955	274
Tanger Factory Outlet Centers ‡	25,689	886
TCF Financial (A)	46,006	663
THL Credit	29,000	440
TICC Capital (A)	44,500	437
Titanium Asset Management (B)(C)(D) *	132,700	105
Tompkins Financial	4,200	174
Tower Group International	32,845	635
Two Harbors Investment ‡	72,800	803
UDR ‡ (A)	28,300	690
UMB Financial (A)	700	37
Umpqua Holdings (A)	19,300	261
Union First Market Bankshares	15,200	304
United Community Banks *	47,000	557
Universal Health Realty Income Trust ‡	1,300	59
Validus Holdings	31,300	1,130
Ventas ‡	11,840	845
ViewPoint Financial Group	46,700	884
Virginia Commerce Bancorp *	17,600	239
Vornado Realty Trust ‡	10,700	855
Washington Real Estate Investment Trust ‡ (A)	7,900	220
Webster Financial	8,000	187
Weingarten Realty Investors ‡ (A)	10,200	325
WesBanco	7,700	193
Western Alliance Bancorp *	80,525	1,184
Wilshire Bancorp	52,800	348
Winthrop Realty Trust ‡	51,700	642
WisdomTree Investments *	79,860	993

4	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Small Cap Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

WSFS Financial	16,900	$849
Zions Bancorporation (A)	24,368	684

		158,297

Health Care — 12.1%
Acadia Healthcare *	103,338	3,451
ACADIA Pharmaceuticals * (A)	16,000	225
Accuray * (A)	277,500	1,490
Achillion Pharmaceuticals *	56,935	475
Acorda Therapeutics *	11,180	374
Aegerion Pharmaceuticals * (A)	11,860	864
Affymax * (A)	240,100	497
Akorn * (A)	51,264	745
Alere *	46,700	1,195
Align Technology * (A)	19,670	703
Almost Family *	100	2
AMAG Pharmaceuticals *	14,000	259
Amedisys *	27,100	334
Amsurg, Cl A *	22,046	783
Analogic	3,300	262
Ariad Pharmaceuticals *	40,745	747
Arqule *	55,000	149
Array BioPharma *	70,500	412
ArthroCare *	12,300	417
Assisted Living Concepts, Cl A *	7,400	88
athenahealth *	19,043	1,610
Auxilium Pharmaceuticals * (A)	14,700	219
BioScrip *	69,849	977
Bruker *	38,140	631
Cambrex *	24,200	333
Cantel Medical	3,800	129
Celldex Therapeutics *	27,852	356
Centene *	18,958	938
Cepheid * (A)	7,700	268
Charles River Laboratories International *	15,201	658
Chemed (A)	3,800	266
Chimerix *	16,720	359
Computer Programs & Systems	5,200	261
Conceptus *	40,211	1,246
CONMED	47,313	1,558
Coronado Biosciences *	44,787	443
Cubist Pharmaceuticals * (A)	30,764	1,690
Cyberonics * (A)	—	—
DexCom *	59,180	1,233
Dynavax Technologies * (A)	112,200	293
Emergent Biosolutions *	46,400	659
Emeritus *	39,230	997
Endocyte *	16,700	229
Endologix * (A)	79,320	1,066
Ensign Group (A)	16,000	577
Exact Sciences *	100,807	1,133
ExamWorks Group * (A)	100,913	1,883
Five Star Quality Care *	28,700	147
Fluidigm * (A)	39,764	678
Furiex Pharmaceuticals *	17,932	663
Gentiva Health Services *	58,800	627
Greatbatch *	39,995	1,288
Halozyme Therapeutics * (A)	53,510	378
Hanger *	2,000	64
Health Net *	18,610	593
HealthSouth (A) *	77,341	2,265

Description	Shares	Market Value ($ Thousands)

HeartWare International * (A)	9,590	$875
Hill-Rom Holdings	7,100	257
Hi-Tech Pharmacal	17,200	550
HMS Holdings * (A)	61,977	1,543
Hyperion Therapeutics *	14,269	286
ICON *	51,498	1,768
ICU Medical *	17,657	1,261
Impax Laboratories *	9,800	186
Imris *	124,420	322
Incyte * (A)	33,963	753
Infinity Pharmaceuticals *	23,077	622
Insulet * (A)	36,750	1,097
Intercept Pharmaceuticals *	6,021	201
Invacare	39,700	615
IPC The Hospitalist * (A)	16,783	818
Ironwood Pharmaceuticals, Cl A * (A)	36,417	486
Isis Pharmaceuticals * (A)	51,613	1,117
Jazz Pharmaceuticals *	16,360	1,112
Keryx Biopharmaceuticals * (A)	214,979	1,722
Kindred Healthcare *	17,500	236
LHC Group *	14,000	308
LifePoint Hospitals *	4,900	244
Magellan Health Services *	17,170	936
Masimo	46,399	1,005
Medical Action Industries *	74,800	628
Medivation *	11,985	582
MEDNAX * (A)	20,557	1,908
Merit Medical Systems *	29,600	292
Momenta Pharmaceuticals * (A)	20,900	275
Nektar Therapeutics *	48,470	459
Neurocrine Biosciences *	30,600	396
NewLink Genetics * (A)	28,244	461
Novadaq Technologies * (A)	148,136	2,009
NuVasive *	8,500	185
Onyx Pharmaceuticals * (A)	14,370	1,372
Optimer Pharmaceuticals * (A)	36,179	538
OraSure Technologies *	42,200	185
Orexigen Therapeutics *	145,345	920
Orthofix International *	21,800	603
Owens & Minor (A)	9,600	328
Pacira Pharmaceuticals * (A)	24,221	710
PAREXEL International * (A)	40,130	1,834
PDL BioPharma (A)	206,800	1,706
PerkinElmer	21,304	667
Pharmacyclics *	6,350	582
PharMerica *	55,000	859
Pozen * (A)	40,400	214
Puma Biotechnology *	21,284	829
Quality Systems (A)	1,500	27
Questcor Pharmaceuticals (A)	7,900	270
Quidel * (A)	58,282	1,393
Repros Therapeutics * (A)	13,810	239
Rigel Pharmaceuticals *	20,900	97
Sagent Pharmaceuticals *	29,450	530
Santarus *	42,500	946
Sarepta Therapeutics * (A)	6,680	236
Sciclone Pharmaceuticals *	83,600	402
Seattle Genetics * (A)	10,370	356
Select Medical Holdings	63,400	501
Sirona Dental Systems *	13,665	969
Skilled Healthcare Group, Cl A *	21,800	155

5	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Small Cap Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Spectranetics *	55,376	$1,036
STERIS (A)	8,900	404
Symmetry Medical *	38,400	358
Synageva BioPharma *	17,816	734
Syneron Medical *	69,654	620
Synta Pharmaceuticals * (A)	31,920	236
Team Health Holdings *	25,094	980
Techne	20,374	1,355
Teleflex	6,439	504
TESARO *	10,476	358
Threshold Pharmaceuticals * (A)	103,910	594
Tornier *	27,868	441
Trinity Biotech ADR	8,000	140
Trius Therapeutics *	47,260	363
Unilife * (A)	179,450	592
ViroPharma *	12,990	357
Vocera Communications *	22,580	333
Volcano * (A)	18,991	363
WellCare Health Plans *	21,996	1,147
XenoPort *	48,500	267

		94,352

Industrials — 17.9%
AAR	9,300	187
ABM Industries	23,300	563
ACCO Brands * (A)	48,500	347
Actuant, Cl A (A)	94,194	3,203
Acuity Brands (A)	12,470	936
Advisory Board *	9,557	505
Aegean Marine Petroleum Network	53,600	521
Air Transport Services Group *	149,329	903
Aircastle	85,500	1,353
Alamo Group	4,800	204
Alaska Air Group *	3,800	216
Albany International, Cl A	21,200	673
Alliant Techsystems	8,600	675
Altra Holdings	11,400	328
AMERCO *	1,200	207
American Science & Engineering	2,100	126
Ampco-Pittsburgh	9,900	182
Apogee Enterprises	23,300	622
Applied Industrial Technologies	600	29
Armstrong World Industries *	12,510	650
Astec Industries	14,700	519
Atlas Air Worldwide Holdings *	20,800	966
Avis Budget Group *	15,825	525
Beacon Roofing Supply * (A)	20,164	831
Belden	26,024	1,391
Blount International *	15,900	213
Brady, Cl A	8,871	289
Briggs & Stratton (A)	900	21
Brink’s	41,500	1,114
Carlisle	26,540	1,736
Celadon Group	12,700	248
Chart Industries *	12,895	1,254
CIRCOR International	18,420	941
CLARCOR	15,277	829
Clean Harbors *	7,522	430
Comfort Systems USA	27,586	381
Consolidated Graphics *	3,600	168

Description	Shares	Market Value ($ Thousands)

Corporate Executive Board	21,829	$1,336
CRA International *	13,945	250
Cubic	22,336	1,063
Curtiss-Wright	38,016	1,382
Deluxe	12,000	449
DigitalGlobe *	53,628	1,621
Ducommun *	8,800	171
DXP Enterprises *	7,870	465
Dycom Industries *	67,845	1,544
EMCOR Group	74,220	2,950
Encore Wire	11,400	394
EnerSys	1,900	95
Ennis	7,900	135
EnPro Industries * (A)	9,363	472
Exponent	3,500	196
Flow International *	115,000	456
Fortune Brands Home & Security	26,670	1,127
FreightCar America	8,500	154
FTI Consulting * (A)	87,203	3,313
G&K Services, Cl A	48,416	2,339
Genco Shipping & Trading * (A)	4,800	8
Generac Holdings *	19,350	784
General Cable	17,312	612
Genesee & Wyoming, Cl A *	36,814	3,278
Gibraltar Industries *	16,200	263
Global Brass & Copper Holdings *	16,500	218
Global Power Equipment Group (A)	45,800	728
Graco	14,710	948
GrafTech International * (A)	231,601	1,943
Granite Construction	31,400	969
Great Lakes Dredge & Dock	113,100	939
Greenbrier *	5,000	117
H&E Equipment Services * (A)	3,600	81
Hawaiian Holdings * (A)	115,300	687
Heico, Cl A	47,405	1,754
HEICO	12,662	641
Heritage-Crystal Clean * (A)	58,360	878
Hexcel *	102,817	3,575
Hub Group, Cl A *	39,632	1,439
Hyster-Yale Materials Handling	5,400	334
ICF International *	33,600	1,013
IDEX	15,725	866
Insperity	15,500	467
Interface, Cl A	92,636	1,556
ITT	11,400	344
JetBlue Airways * (A)	49,100	305
John Bean Technologies	12,400	268
Kadant	40,413	1,209
Kaman	8,500	288
KAR Auction Services	30,431	714
Kaydon	42,271	1,143
Kelly Services, Cl A	18,800	333
Kennametal	9,682	420
KEYW Holding * (A)	47,599	702
Kforce *	33,600	500
Kirby *	22,584	1,763
Korn/Ferry International *	3,800	67
Landstar System	22,148	1,169
Layne Christensen *	4,300	92
LB Foster, Cl A	6,900	306

6	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Small Cap Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Lennox International	8,393	$537
Lincoln Electric Holdings	17,370	1,039
Lindsay Manufacturing (A)	8,968	729
LS Starrett, Cl A	700	7
Marten Transport	34,710	833
Meritor *	89,800	650
Metalico *	26,000	37
Middleby *	13,080	2,138
Miller Industries	6,700	110
Mine Safety Appliances	5,700	285
Mobile Mini *	19,949	671
Moog, Cl A *	15,436	773
MSC Industrial Direct, Cl A	9,366	774
Mueller Industries	8,600	468
Mueller Water Products, Cl A	68,200	519
MYR Group *	26,700	540
National Presto Industries	1,500	115
Navigant Consulting *	42,800	564
Nordson	19,982	1,423
Northwest Pipe *	14,860	409
Old Dominion Freight Line *	64,181	2,764
Orbital Sciences *	23,300	424
Orion Marine Group *	117,405	1,410
Pacer International *	25,400	155
Pitney Bowes (A)	27,000	396
Ply Gem Holdings *	14,729	340
Polypore International * (A)	34,902	1,313
Quad, Cl A (A)	29,700	692
Rand Logistics *	24,000	134
RBC Bearings *	13,052	639
Regal-Beloit	8,578	579
Resources Connection	34,500	378
Ritchie Bros Auctioneers (A)	64,905	1,344
Rush Enterprises, Cl A * (A)	41,417	1,064
Ryder System	29,700	1,872
Saia *	44,242	2,114
Simpson Manufacturing (A)	17,525	513
SkyWest	34,864	489
Spirit Aerosystems Holdings, Cl A *	1,700	37
Spirit Airlines *	35,730	1,087
Standard Parking *	53,733	1,199
Standex International	3,500	183
Steelcase, Cl A	140,112	1,939
Swift Transportation, Cl A *	125,830	2,119
TAL International Group (A)	4,500	190
Taser International *	55,600	528
Teledyne Technologies *	7,358	568
Tennant	11,456	565
Terex *	14,300	513
Tetra Tech *	68,217	1,881
Titan Machinery * (A)	4,000	82
TMS International, Cl A	60,400	916
Towers Watson, Cl A	20,182	1,568
Trex * (A)	19,680	1,094
Trimas *	21,363	689
Triumph Group	11,708	909
TrueBlue *	86,790	2,043
Tutor Perini *	105,300	1,950
UniFirst	1,000	95
United Rentals * (A)	19,645	1,117
United Stationers	6,900	238

Description	Shares	Market Value ($ Thousands)

US Ecology	37,220	$1,019
USG * (A)	30,478	833
Valmont Industries	7,010	1,068
Wabash National *	63,700	669
Wabtec	19,902	2,189
WageWorks *	11,862	344
Watsco (A)	10,980	958
Watts Water Technologies, Cl A	15,034	716
Werner Enterprises	22,420	561
WESCO International * (A)	28,969	2,151
Woodward	16,000	626

		139,804

Information Technology — 17.3%
Active Network * (A)	2,200	15
Actuate *	50,600	342
Acxiom *	29,890	657
ADTRAN	89,833	2,077
Advanced Energy Industries *	40,300	741
Advent Software *	2,535	84
Amkor Technology * (A)	79,900	363
Amtech Systems *	1,300	7
Arrow Electronics *	22,300	887
Aruba Networks *	60,260	900
Aspen Technology *	63,286	1,938
Atmel *	67,375	530
Benchmark Electronics *	47,497	926
Black Box	14,900	401
Blackbaud	60,528	1,836
Blackhawk Network Holdings, Cl A *	2,449	58
Blucora *	27,200	496
Broadridge Financial Solutions	78,375	2,127
BroadSoft * (A)	21,840	605
Brooks Automation	7,200	77
CACI International, Cl A * (A)	24,410	1,566
Cadence Design Systems (A) *	190,166	2,877
Calix *	63,700	667
Cavium (A) *	94,936	3,110
Ceva *	6,200	104
ChannelAdvisor *	8,410	143
CIBER *	229,400	936
Ciena * (A)	59,633	998
Coherent *	9,024	518
CommVault Systems *	13,032	912
Comtech Telecommunications	28,438	751
Convergys	57,186	1,039
Cornerstone OnDemand * (A)	37,986	1,544
CoStar Group * (A)	22,444	2,509
Cray *	24,300	442
CSG Systems International *	37,300	807
Cyan *	52,269	698
Dealertrack Technologies *	89,300	2,879
Demandware * (A)	37,150	1,137
Dice Holdings * (A)	2,200	20
Diebold	71,502	2,303
Digi International *	90,600	869
Digital River *	19,700	344
Diodes *	22,700	536
DTS *	40,318	797
EarthLink	213,615	1,267
Electronics for Imaging *	3,800	106

7	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Small Cap Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Ellie Mae *	19,400	$434
Emulex *	133,229	830
Entegris *	27,300	284
Envestnet *	148,275	3,407
Euronet Worldwide *	39,697	1,211
ExactTarget *	25,296	582
Exar *	121,400	1,369
ExlService Holdings *	22,502	660
Fairchild Semiconductor International, Cl A *	107,971	1,567
FARO Technologies *	1,800	67
FleetMatics Group *	30,116	896
FormFactor *	37,000	218
Forrester Research	6,100	221
Fortinet *	35,120	676
Fusion-io * (A)	21,130	306
Genpact *	26,290	509
Global Cash Access Holdings *	46,400	306
GT Advanced Technologies * (A)	23,400	104
Guidewire Software *	69,206	2,835
Harmonic *	62,300	380
Hittite Microwave *	23,419	1,271
Imation *	12,000	49
Imperva *	16,320	650
Infinera * (A)	139,549	1,469
Infoblox *	137,614	3,348
Inphi *	79,726	814
Insight Enterprises *	32,300	622
Integrated Device Technology *	85,053	725
Interactive Intelligence Group * (A)	23,196	1,165
Intermec *	20,800	205
Internap Network Services *	80,269	640
International Rectifier * (A)	31,650	696
Intersil, Cl A	71,000	582
IntraLinks Holdings *	39,345	242
InvenSense, Cl A * (A)	84,937	1,094
Itron *	4,000	168
j2 Global (A)	13,856	567
Kemet *	20,300	93
Lender Processing Services	9,300	308
Lexmark International, Cl A (A)	25,300	772
Limelight Networks *	105,000	249
Liquidity Services * (A)	19,108	764
LivePerson *	134,846	1,246
LTX-Credence *	26,800	152
Manhattan Associates *	9,300	698
Marin Software * (A)	9,823	118
Maxwell Technologies * (A)	14,700	106
Measurement Specialties *	40,962	1,821
Mentor Graphics	24,200	460
Micrel	2,200	22
MicroStrategy, Cl A *	6,824	624
MKS Instruments	31,797	895
Model N * (A)	29,625	599
Monolithic Power Systems	8,977	221
Monotype Imaging Holdings	2,100	48
Move *	28,750	327
MTS Systems	5,200	314
Multi-Fineline Electronix *	8,850	141
Nanometrics *	33,300	481
National Instruments	7,208	205

Description	Shares	Market Value ($ Thousands)

Netscout Systems *	5,700	$139
NetSuite * (A)	5,200	456
Newport *	25,900	341
NIC	7,500	125
NICE Systems ADR	7,450	275
ON Semiconductor *	59,960	513
OpenTable * (A)	7,250	484
Oplink Communications *	800	14
OSI Systems *	11,900	688
Palo Alto Networks * (A)	7,830	380
Pandora Media * (A)	32,290	550
Park Electrochemical	16,100	389
Photronics *	54,700	417
Plantronics	20,772	960
PLX Technology *	34,700	157
Power Integrations (A)	9,060	387
Power-One *	62,400	395
PRGX Global *	94,600	518
Progress Software *	40,800	959
PROS Holdings *	6,300	182
PTC *	95,989	2,410
Pulse Electronics * (A)	2,300	7
QLogic *	86,400	842
Quantum * (A)	84,100	130
Rally Software Development *	28,729	630
RealD * (A)	53,339	805
RealNetworks *	1,050	8
RealPage * (A)	95,109	1,811
RF Micro Devices *	163,425	902
Ruckus Wireless * (A)	30,250	379
Rudolph Technologies *	35,280	432
Saba Software *	105,800	913
Sanmina *	22,100	300
Semtech *	32,540	1,189
ServiceSource International *	58,060	473
Silicon Image *	12,600	77
SolarWinds *	8,381	353
Solera Holdings	7,313	401
Sonus Networks *	286,671	920
Sourcefire *	27,752	1,553
Spansion, Cl A *	14,500	199
Splunk *	12,120	567
SPS Commerce *	23,067	1,245
SS&C Technologies Holdings *	81,870	2,590
STEC *	16,800	59
Stratasys * (A)	7,577	637
Sykes Enterprises * (A)	61,400	971
Synaptics *	19,090	788
SYNNEX * (A)	7,200	292
Tableau Software, Cl A *	9,606	491
Tangoe * (A)	69,710	1,039
Tech Data *	31,400	1,574
TeleCommunication Systems, Cl A *	77,200	181
TeleTech Holdings *	25,800	580
Tellabs	256,100	530
Teradyne * (A)	50,150	900
Tessco Technologies	9,400	215
Travelzoo *	8,800	253
Trulia * (A)	39,492	1,214
Tyler Technologies *	8,728	602
Ultimate Software Group * (A)	5,825	648

8	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Small Cap Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Ultra Clean Holdings *	39,320	$228
Ultratech *	51,200	1,867
Unisys *	18,600	384
United Online (A)	126,900	864
Veeco Instruments * (A)	21,905	928
Vishay Intertechnology * (A)	15,733	229
VistaPrint * (A)	25,706	1,181
Vocus *	5,100	45
Volterra Semiconductor *	14,500	204
WebMD Health, Cl A *	4,600	136
Websense *	37,300	927
WEX *	13,897	1,027
Yelp, Cl A * (A)	12,327	367
Zebra Technologies, Cl A *	14,909	681
Zillow, Cl A * (A)	3,488	196

		134,482

Materials — 3.4%
A. Schulman	19,800	572
Allegheny Technologies	15,960	440
Boise * (A)	98,200	791
Cabot	14,300	585
Century Aluminum *	27,100	269
Chemtura *	12,700	291
Coeur Mining *	7,600	108
Compass Minerals International (A)	11,685	1,020
Cytec Industries	7,257	519
Ferro *	47,000	322
Glatfelter	27,800	688
Globe Specialty Metals	11,600	142
Greif, Cl A	12,583	656
GSE Holding *	134,118	857
H.B. Fuller	39,700	1,650
Haynes International	5,300	259
Headwaters *	80,900	858
Horsehead Holding * (A)	43,200	497
Innophos Holdings	13,068	661
Innospec *	25,100	1,030
Intrepid Potash * (A)	70,612	1,326
Koppers Holdings	2,000	82
Kraton Performance Polymers *	13,500	280
LSB Industries *	14,200	480
Materion	4,300	128
McEwen Mining * (A)	30,500	78
Minerals Technologies	30,270	1,290
Myers Industries	8,500	125
Neenah Paper	17,200	540
Noranda Aluminum Holding	88,000	356
Olin	18,700	466
OM Group *	4,000	117
Owens-Illinois *	24,546	674
PolyOne	81,500	2,094
Rock Tenn, Cl A	400	40
RTI International Metals * (A)	35,271	1,023
Schnitzer Steel Industries, Cl A (A)	37,900	936
Schweitzer-Mauduit International	8,600	413
Scotts Miracle-Gro, Cl A (A)	11,688	553
Sensient Technologies	43,393	1,791
Silgan Holdings	21,044	984

Description	Shares	Market Value ($ Thousands)

Wausau Paper	2,400	$28
Worthington Industries (A)	4,900	168

		26,187

Telecommunication Services — 0.3%
Atlantic Telegraph-Network	11,600	578
Boingo Wireless * (A)	78,700	570
Iridium Communications * (A)	24,000	171
Neutral Tandem	19,800	115
USA Mobility	16,000	216
Vonage Holdings *	114,600	314

		1,964

Utilities — 1.8%
ALLETE	10,210	483
American States Water	1,700	90
Cadiz * (A)	64,700	380
California Water Service Group	9,400	186
CH Energy Group	900	58
Chesapeake Utilities	7,129	377
Cleco	31,778	1,446
Dynegy * (A)	8,200	200
El Paso Electric	8,900	319
Empire District Electric (A)	22,000	478
Great Plains Energy	62,465	1,410
IDACORP	14,775	698
Laclede Group (A)	18,700	885
MGE Energy	2,400	128
NorthWestern	17,500	721
Otter Tail	2,200	60
Piedmont Natural Gas	21,900	740
PNM Resources	32,165	721
Portland General Electric	79,053	2,406
Southwest Gas	10,931	518
UIL Holdings (A)	13,771	537
UNS Energy	8,900	417
Westar Energy	8,259	262
WGL Holdings	17,834	765

		14,285

Total Common Stock (Cost $649,008) ($ Thousands)		748,201

EXCHANGE TRADED FUNDS — 1.1%
iShares Russell 2000 Growth Index Fund (A)	31,929	3,592
iShares Russell 2000 Index Fund (A)	17,458	1,708
iShares Russell 2000 Value Index Fund (A)	45,600	3,936

Total Exchange Traded Funds (Cost $8,624) ($ Thousands)		9,236

	Number Of Warrants
WARRANTS — 0.0%
Dynegy, Expires 2017 *	2,629	5
Magnum Hunter Resource, Expires 08/29/14 *	5,126	—

Total Warrants (Cost $32) ($ Thousands)		5

9	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Small Cap Fund

May 31, 2013

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)

CONVERTIBLE BOND — 0.0%
Eddie Bauer Holdings
5.250%, 04/01/2014 (E)	$2,856	$3

Total Convertible Bond (Cost $445) ($ Thousands)		3

AFFILIATED PARTNERSHIP — 22.2%
SEI Liquidity Fund, L.P. 0.100% **† (F)	173,278,252	173,278

Total Affiliated Partnership (Cost $173,278) ($ Thousands)		173,278

CASH EQUIVALENT — 3.5%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010% **†	27,185,676	27,186

Total Cash Equivalent (Cost $27,186) ($ Thousands)		27,186

U.S. TREASURY OBLIGATIONS (G)(H) — 0.5%
U.S. Treasury Bills
0.075%, 06/27/2013	240	240
0.053%, 07/25/2013	3,450	3,450

Total U.S. Treasury Obligations (Cost $3,690) ($ Thousands)		3,690

Total Investments — 123.4% (Cost $862,263) ($ Thousands)		$961,599

The open futures contracts held by the Fund at May 31, 2013, are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Depreciation ($ Thousands)
Russell 2000 Index E-MINI	50	Jun-2013	$(47)

For the year ended May 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on a Net Assets of $778,976 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2013.

†	Investment in Affiliated Security (see Note 5).

‡	Real Estate Investment Trust.

(A)	This security or a partial position of this security is on loan at May 31, 2013. The total value of securities on loan at May 31, 2013 was $166,755 ($ Thousands).

(B)	Securities considered illiquid. The total value of such securities as of May 31, 2013 was $105 ($ Thousands) and represented 0.01% of Net Assets.

(C)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2013 was $105 ($ Thousands) and represented 0.01% of Net Assets.

(D)	Securities considered restricted. The total value of such securities as of May 31, 2013 was $105 ($ Thousands) and represented 0.01% of Net Assets.

(E)	Security in default on interest payments.

(F)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total value of such securities as of May 31, 2013 was $173,278 ($ Thousands).

(G)	Security, or portion thereof, has been pledged as collateral on open futures contracts.
(H)	The rate reported is the effective yield at time of purchase.

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

NY — New York

The following is a list of the inputs used as of May 31, 2013, in valuing the Fund’s investments carried at value ($ Thousands).

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$748,096	$105	$—	$748,201
Exchange Traded Funds	9,236	—	—	9,236
Warrants	5	—	—	5
Convertible Bond	—	—	3	3
Affiliated Partnership	—	173,278	—	173,278
Cash Equivalent	27,186	—	—	27,186
U.S. Treasury Obligations	—	3,690	—	3,690

Total Investments in Securities	$784,523	$177,073	$3	$961,599

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$(47)	$—	$—	$(47)

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets.

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

10	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Small Cap II Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 99.1%

Consumer Discretionary — 16.4%
Aaron’s	14,910	$419
Aeropostale *	15,613	228
America’s Car-Mart *	2,600	117
Ameristar Casinos	3,800	100
ANN *	19,581	601
Arctic Cat	9,773	458
Beazer Homes USA * (A)	22,051	456
Belo, Cl A	45,180	507
Biglari Holdings *	650	262
BJ’s Restaurants * (A)	18,478	694
Bravo Brio Restaurant Group *	12,000	216
Bright Horizons Family Solutions *	14,249	514
Brown Shoe	23,300	485
Brunswick	18,371	617
Cabela’s *	12,850	862
Callaway Golf (A)	32,954	226
Capella Education *	4,100	179
Career Education *	62,700	187
Carmike Cinemas *	8,400	149
Cato, Cl A	10,300	256
Cheesecake Factory (A)	12,570	502
Children’s Place Retail Stores *	400	21
Columbia Sportswear	3,656	220
Conn’s *	13,293	654
Cooper Tire & Rubber	11,665	301
Core-Mark Holding	8,000	474
Corinthian Colleges * (A)	92,800	241
Cracker Barrel Old Country Store	1,100	98
Destination Maternity	13,200	329
Dick’s Sporting Goods	6,365	333
Dorman Products (A)	10,216	455
Drew Industries	11,780	445
Ethan Allen Interiors (A)	9,822	308
Express *	23,154	505
Five Below * (A)	8,012	306
Francesca’s Holdings * (A)	28,297	808
Fred’s, Cl A	13,800	219
GameStop, Cl A (A)	16,688	553
G-III Apparel Group *	1,000	42
Grand Canyon Education *	22,561	725
Helen of Troy *	8,700	345
hhgregg *	12,800	200
Hibbett Sports *	9,425	537
HomeAway *	24,171	739
Hot Topic	1,800	25
Hovnanian Enterprises, Cl A * (A)	42,100	258
Imax * (A)	9,625	249
Jack in the Box *	18,019	658
JAKKS Pacific	3,915	40
Krispy Kreme Doughnuts *	21,100	365
Lions Gate Entertainment * (A)	12,600	363
LKQ *	18,120	444
Loral Space & Communications	5,100	307
Lumber Liquidators Holdings * (A)	8,110	666
M/I Homes *	7,400	184

Description	Shares	Market Value ($ Thousands)

Maidenform Brands *	3,100	$56
Matthews International, Cl A	10,186	391
Mattress Firm Holding *	1,150	41
Men’s Wearhouse	5,862	212
Modine Manufacturing *	19,500	200
Monro Muffler (A)	14,129	664
Movado Group	21,630	781
Multimedia Games Holding *	9,600	246
NACCO Industries, Cl A	2,400	134
National CineMedia	23,010	382
New York Times, Cl A *	6,800	72
Nutrisystem (A)	14,500	131
Office Depot * (A)	30,800	136
OfficeMax	3,400	44
Orient-Express Hotels, Cl A *	39,624	469
Oxford Industries (A)	12,764	838
Panera Bread, Cl A * (A)	2,665	511
Papa John’s International *	2,400	155
Perry Ellis International	8,800	186
PetMed Express (A)	28,100	376
Pier 1 Imports (A)	50,177	1,164
Red Robin Gourmet Burgers *	11,847	622
Regis (A)	8,747	161
Restoration Hardware Holdings *	5,617	314
Ryland Group (A)	12,320	558
Scholastic	6,200	187
Scientific Games, Cl A *	16,670	182
Shutterfly *	23,327	1,137
Six Flags Entertainment	6,890	514
Smith & Wesson Holding * (A)	21,400	195
Sonic *	23,400	307
Standard Motor Products	11,000	372
Standard Pacific * (A)	52,886	468
Steiner Leisure *	4,800	244
Steven Madden *	11,390	552
Stewart Enterprises, Cl A	22,700	295
Tenneco *	10,230	454
Vail Resorts (A)	6,100	391
Vitamin Shoppe * (A)	12,599	551
Wet Seal, Cl A *	91,900	456
Winnebago Industries *	2,400	50
Zumiez * (A)	21,429	682

		36,333

Consumer Staples — 3.6%
Andersons	7,600	387
Casey’s General Stores (A)	11,298	686
Central Garden and Pet, Cl A *	11,211	85
Chefs’ Warehouse *	14,540	275
Chiquita Brands International *	44,000	444
Darling International *	33,172	650
Dole Food * (A)	13,813	131
Elizabeth Arden *	10,760	507
Fresh Del Monte Produce	23,700	634
Fresh Market *	10,453	518
Ingredion	3,830	261
Lancaster Colony	500	41
Medifast * (A)	7,600	219
Pantry *	17,716	222
Pilgrim’s Pride *	30,500	365
Post Holdings *	1,200	51

1	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Small Cap II Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Prestige Brands Holdings *	11,497	$338
Rite Aid *	122,300	360
Sanderson Farms (A)	4,416	304
Snyders-Lance	15,490	401
Spectrum Brands Holdings	1,300	78
TreeHouse Foods *	4,353	285
USANA Health Sciences * (A)	6,700	470
WD-40	3,300	179
Weis Markets	1,800	74

		7,965

Energy — 5.7%
Bristow Group (A)	5,000	314
Clayton Williams Energy *	700	31
Cloud Peak Energy *	12,700	244
Comstock Resources	3,500	57
CVR Energy	4,100	258
Delek US Holdings	5,100	184
Dril-Quip *	4,900	443
Emerald Oil *	22,442	137
Energy XXI Bermuda (A)	23,600	603
EPL Oil & Gas *	11,300	344
Forest Oil * (A)	4,700	21
Forum Energy Technologies * (A)	19,919	591
Goodrich Petroleum * (A)	11,701	147
Green Plains Renewable Energy *	6,500	103
Gulfmark Offshore, Cl A (A)	10,230	469
Halcon Resources * (A)	66,568	352
Helix Energy Solutions Group *	19,171	457
Hornbeck Offshore Services *	6,629	345
Key Energy Services *	32,705	212
Knightsbridge Tankers (A)	7,300	51
Kodiak Oil & Gas * (A)	8,600	76
Laredo Petroleum Holdings * (A)	19,423	376
Matador Resources * (A)	25,280	252
McDermott International *	35,197	336
Mitcham Industries *	7,100	111
Oasis Petroleum *	32,685	1,215
Oceaneering International	6,200	449
Oil States International *	2,960	292
Parker Drilling *	44,700	199
Penn Virginia	40,000	186
PetroQuest Energy *	27,100	124
Pioneer Energy Services *	59,212	413
Quicksilver Resources * (A)	19,000	42
Rentech	61,700	136
Rosetta Resources *	15,886	744
Ship Finance International (A)	20,400	346
Stone Energy *	11,800	266
Swift Energy * (A)	26,839	364
Targa Resources	900	58
Tesco *	26,200	334
TETRA Technologies *	2,900	30
Triangle Petroleum *	12,400	67
Vaalco Energy *	43,300	265
W&T Offshore (A)	800	12
Western Refining (A)	7,000	234
Willbros Group *	36,600	246

		12,536

Description	Shares	Market Value ($ Thousands)

Financials — 19.5%
Affiliated Managers Group *	2,770	$454
American Assets Trust	1,900	61
AMERISAFE	1,000	34
Amtrust Financial Services (A)	12,846	424
Argo Group International Holdings	12,210	484
Associated Estates Realty ‡	27,680	455
Banco Latinoamericano de Comercio Exterior, Cl E	15,800	362
Bank of the Ozarks (A)	16,100	703
BankUnited	17,847	439
Banner	11,975	384
BBCN Bancorp	16,790	216
BGC Partners, Cl A	4,200	23
BlackRock Kelso Capital	33,500	334
Boston Private Financial Holdings (A)	15,615	154
Brandywine Realty Trust	39,090	554
Brookline Bancorp	6,000	51
Campus Crest Communities	15,800	200
Capital Bank Financial, Cl A *	11,790	211
Cardinal Financial	9,728	147
CBL & Associates Properties	12,519	288
Chesapeake Lodging Trust ‡	18,600	419
City Holding	7,300	289
CNO Financial Group	11,600	143
Colonial Properties Trust ‡	25,520	564
Columbia Banking System (A)	30,120	658
Community Bank System (A)	1,900	56
Coresite Realty ‡	8,100	260
Cousins Properties ‡	24,400	252
Credit Acceptance *	1,759	200
DiamondRock Hospitality ‡	65,480	623
DuPont Fabros Technology ‡ (A)	22,820	553
Eagle Bancorp *	14,421	325
EastGroup Properties ‡	12,718	747
Education Realty Trust ‡	28,057	293
Employers Holdings	26,407	653
Encore Capital Group * (A)	2,500	89
Endurance Specialty Holdings	22,079	1,111
Equity One ‡ (A)	16,899	394
Evercore Partners, Cl A	13,940	554
Federated Investors, Cl B (A)	11,146	308
First American Financial	8,000	191
First Commonwealth Financial	36,300	262
First Horizon National (A)	37,779	434
First Industrial Realty Trust ‡	2,600	44
First Midwest Bancorp	36,559	481
First NBC Bank Holding *	7,553	190
FirstMerit	21,658	409
Forestar Group *	3,700	85
Fulton Financial	43,760	503
Geo Group ‡	7,900	275
Getty Realty ‡ (A)	4,400	92
Glimcher Realty Trust ‡	42,700	499
Government Properties Income Trust ‡	1,800	44
Hancock Holding	17,644	504
Hanover Insurance Group	22,385	1,124

2	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Small Cap II Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Healthcare Realty Trust ‡	5,100	$136
Hercules Technology Growth Capital	9,500	127
Home BancShares (A)	4,300	181
Horace Mann Educators	40,786	991
Hudson Pacific Properties ‡	1,400	30
Iberiabank	22,550	1,162
Infinity Property & Casualty	11,856	685
Inland Real Estate ‡ (A)	52,100	535
International Bancshares (A)	4,400	96
Investment Technology Group *	19,300	267
Investors Bancorp	10,856	215
Jones Lang LaSalle	2,760	253
Lexington Realty Trust ‡ (A)	41,271	520
LTC Properties ‡	5,400	225
Markel *	51	27
Medical Properties Trust ‡	28,660	425
MFA Mortgage Investments ‡	56,030	492
MGIC Investment *	9,400	58
Mid-America Apartment Communities ‡	6,329	430
Montpelier Re Holdings	19,500	487
National Health Investors ‡	900	56
National Penn Bancshares (A)	18,335	181
NBT Bancorp (A)	14,700	292
Nelnet, Cl A	14,200	555
Ocwen Financial *	6,100	261
OFG Bancorp	11,780	209
Oritani Financial	14,800	227
PacWest Bancorp (A)	19,358	558
Pebblebrook Hotel Trust ‡	14,157	371
PennantPark Investment	13,600	152
Pennsylvania Real Estate Investment Trust ‡	5,100	101
Pinnacle Financial Partners *	6,500	163
Piper Jaffray *	10,300	368
Platinum Underwriters Holdings	23,234	1,327
Potlatch ‡	3,400	154
Primerica *	6,600	232
ProAssurance	8,879	446
Prospect Capital	51,800	538
Prosperity Bancshares (A)	8,090	405
Provident Financial Services	14,300	218
PS Business Parks ‡	2,400	183
Ramco-Gershenson Properties ‡	33,500	523
Reinsurance Group of America, Cl A	5,858	386
Retail Opportunity Investments ‡	7,400	104
RLJ Lodging Trust ‡	8,000	185
Sabra Health Care ‡ (A)	15,000	406
Signature Bank NY *	5,710	441
Silver Bay Realty Trust ‡	595	11
Solar Capital	17,500	402
Sovran Self Storage ‡	2,000	130
STAG Industrial ‡	14,600	321
Starwood Property Trust ‡	6,300	160
Stifel Financial * (A)	12,192	439
Sun Communities ‡	7,390	369
Susquehanna Bancshares	74,698	897
SVB Financial Group *	4,732	366

Description	Shares	Market Value ($ Thousands)

Symetra Financial	16,700	$233
Synovus Financial	51,985	142
Tanger Factory Outlet Centers ‡	9,767	337
TCF Financial (A)	23,926	345
Texas Capital Bancshares *	13,728	606
TICC Capital (A)	39,300	386
Tower Group International	6,000	116
Two Harbors Investment ‡	12,200	135
Umpqua Holdings	2,200	30
ViewPoint Financial Group	12,600	239
Washington Federal	24,750	433
Webster Financial	25,320	591
Wilshire Bancorp	44,700	295
Zions Bancorporation (A)	12,607	354

		43,327

Health Care — 13.6%
Acadia Healthcare *	33,767	1,127
Accuray * (A)	5,600	30
Acorda Therapeutics *	2,600	87
Affymax * (A)	55,000	114
Akorn * (A)	55,172	802
Align Technology *	10,430	373
Alkermes *	11,900	372
AMAG Pharmaceuticals *	2,000	37
Amedisys *	17,100	211
Amsurg, Cl A *	24,911	885
Analogic	9,580	761
Arena Pharmaceuticals * (A)	6,000	53
Arqule *	31,600	86
Array BioPharma *	31,400	183
ArthroCare *	2,000	68
athenahealth *	3,504	296
AVEO Pharmaceuticals *	8,600	22
BioScrip *	31,661	443
Cantel Medical	6,500	221
Celldex Therapeutics *	10,659	136
Centene *	8,590	425
Cepheid * (A)	4,140	144
Charles River Laboratories International *	17,736	768
Chemed	900	63
Computer Programs & Systems	2,800	140
CONMED	8,900	293
Coronado Biosciences * (A)	20,292	200
Cubist Pharmaceuticals * (A)	8,414	462
DexCom *	26,813	558
Dynavax Technologies *	35,500	93
Emergent Biosolutions *	27,400	389
Endocyte * (A)	19,400	266
Ensign Group	7,300	263
Exact Sciences *	3,000	34
ExamWorks Group *	20,987	392
Furiex Pharmaceuticals *	8,125	300
Gentiva Health Services *	31,800	339
Greatbatch *	2,900	93
HealthSouth *	38,552	1,129
HeartWare International * (A)	5,080	464
Hi-Tech Pharmacal	500	16
HMS Holdings *	28,092	699
Hyperion Therapeutics *	7,564	152

3	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Small Cap II Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

ICON *	15,755	$541
ICU Medical *	9,700	692
Impax Laboratories *	10,000	189
Infinity Pharmaceuticals *	10,818	292
Integra LifeSciences Holdings *	1,700	64
Intercept Pharmaceuticals *	3,190	107
Invacare	10,800	167
IPC The Hospitalist *	8,322	406
Isis Pharmaceuticals * (A)	24,030	520
Jazz Pharmaceuticals *	8,680	590
Keryx Biopharmaceuticals * (A)	74,903	600
Kindred Healthcare *	3,700	50
LHC Group *	13,800	303
Masimo *	19,760	428
MEDNAX *	7,474	694
Momenta Pharmaceuticals *	4,600	60
MWI Veterinary Supply *	1,100	134
NewLink Genetics * (A)	12,791	209
NPS Pharmaceuticals *	13,800	217
NuVasive *	2,800	61
Onyx Pharmaceuticals * (A)	5,265	503
Optimer Pharmaceuticals * (A)	17,181	256
OraSure Technologies *	16,700	73
Orexigen Therapeutics *	81,952	519
Orthofix International *	8,600	238
Pacira Pharmaceuticals * (A)	12,937	379
PAREXEL International *	19,212	878
PDL BioPharma (A)	88,200	728
PerkinElmer	11,039	346
Pharmacyclics *	3,290	301
PharMerica *	18,100	283
Pozen *	25,100	133
Puma Biotechnology *	4,209	164
Repros Therapeutics * (A)	7,330	127
Rigel Pharmaceuticals *	33,100	153
Santarus *	24,600	548
Sarepta Therapeutics * (A)	3,540	125
Sciclone Pharmaceuticals *	63,900	307
Select Medical Holdings	22,000	174
Sirona Dental Systems *	7,270	516
Spectranetics *	25,111	470
STERIS	1,300	59
Synageva BioPharma *	3,140	129
Team Health Holdings *	28,047	1,096
Teleflex	3,331	261
TESARO *	5,560	190
Threshold Pharmaceuticals * (A)	29,300	168
Trius Therapeutics *	21,430	164
WellCare Health Plans *	5,205	271
West Pharmaceutical Services	700	48
Wright Medical Group *	2,100	53
XenoPort *	38,700	213

		30,186

Industrials — 17.2%
Actuant, Cl A (A)	50,650	1,722
Advisory Board *	4,332	229
Aegion, Cl A *	1,900	43
Aircastle	22,100	350
Albany International, Cl A	5,300	168
Altra Holdings	4,900	141

Description	Shares	Market Value ($ Thousands)

AMERCO	100	$17
American Science & Engineering	2,100	126
Apogee Enterprises	15,100	403
Atlas Air Worldwide Holdings *	2,300	107
Avis Budget Group *	7,173	238
Beacon Roofing Supply * (A)	21,586	890
Belden	15,763	842
Brady, Cl A	5,589	182
Carlisle	7,590	496
Chart Industries *	11,030	1,073
CIRCOR International	11,370	581
CLARCOR	6,935	376
Consolidated Graphics *	1,800	84
Con-way	10,650	405
Corporate Executive Board	9,891	605
Curtiss-Wright	21,247	773
Deluxe	500	19
DigitalGlobe *	24,358	736
Dycom Industries *	35,320	803
EMCOR Group	4,700	187
EnerSys	1,600	80
EnPro Industries * (A)	4,844	244
Esterline Technologies *	8,800	646
Exponent	1,800	101
FreightCar America	2,300	42
G&K Services, Cl A	18,895	913
General Cable	8,971	317
Genesee & Wyoming, Cl A *	17,628	1,570
Granite Construction	3,300	102
H&E Equipment Services	17,200	385
Hexcel *	38,512	1,339
IDEX	8,340	459
Insperity	9,400	283
Interface, Cl A	38,184	641
John Bean Technologies	9,200	199
Kadant	6,168	185
KAR Auction Services	15,744	369
Kaydon	8,306	225
Kelly Services, Cl A	2,400	42
KEYW Holding * (A)	25,244	372
Kforce *	18,400	274
Kirby *	7,593	593
Lennox International	3,806	244
Lincoln Electric Holdings	9,210	551
Lindsay Manufacturing (A)	4,080	331
Manitowoc (A)	20,890	439
MasTec * (A)	20,220	643
Meritor *	7,200	52
Middleby *	3,595	588
Mine Safety Appliances	3,900	195
Mistras Group *	1,200	26
Mobile Mini *	9,039	304
Mueller Industries	3,900	212
Mueller Water Products, Cl A	45,600	347
MYR Group *	16,600	336
Navigant Consulting *	10,600	140
Old Dominion Freight Line *	7,281	313
On Assignment *	15,050	392
Orbital Sciences *	27,460	499
Orion Marine Group *	18,977	228

4	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Small Cap II Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Ply Gem Holdings *	3,458	$80
Primoris Services	11,500	245
Proto Labs * (A)	3,910	216
RBC Bearings *	6,860	336
Regal-Beloit	4,438	300
Resources Connection	21,300	233
Saia *	12,200	583
SkyWest	7,600	107
Standex International	3,500	183
Steelcase, Cl A	44,295	613
Swift Transporation, Cl A *	41,377	697
Taser International *	29,000	275
Team *	1,000	36
Teledyne Technologies *	8,979	693
Terex *	7,410	266
Tetra Tech *	19,719	544
Towers Watson, Cl A	4,854	377
Trex *	10,130	563
Trimas *	11,103	358
Triumph Group	6,067	471
TrueBlue *	32,610	768
Tutor Perini *	1,300	24
UniFirst	500	47
United Rentals * (A)	10,420	592
US Ecology	16,864	462
USG *	13,809	377
Valmont Industries	3,720	567
WageWorks *	5,376	156
Watts Water Technologies, Cl A	7,813	372
WESCO International * (A)	4,261	316
Woodward Governor	10,703	419

		38,093

Information Technology — 16.5%
ACI Worldwide *	11,150	519
Active Network * (A)	9,800	66
Actuate *	34,100	230
Advanced Energy Industries *	18,900	348
Aruba Networks *	13,790	206
Aspen Technology *	31,321	959
ATMI *	2,400	57
Benchmark Electronics *	8,300	162
Black Box	6,400	172
Blucora *	16,300	297
CACI International, Cl A * (A)	3,333	214
Cadence Design Systems *	40,474	612
Calix *	21,800	228
Cardtronics *	14,530	415
Cavium (A) *	34,538	1,131
Ceva *	5,900	99
Ciena * (A)	31,631	529
Cognex	7,640	343
Coherent	4,677	268
CommVault Systems *	3,378	236
comScore *	5,700	113
Comtech Telecommunications	4,713	124
Convergys	18,151	330
CoStar Group (A) *	9,141	1,022
Cray *	11,000	200
CSG Systems International *	13,800	298
Cyan *	12,112	162

Description	Shares	Market Value ($ Thousands)

Dealertrack Technologies *	31,079	$1,002
Demandware * (A)	8,930	273
Dice Holdings *	2,700	24
Diebold	14,444	465
Digital River *	8,000	140
EarthLink	23,500	139
Electronics for Imaging *	14,840	414
Ellie Mae *	9,200	206
Emulex *	52,753	329
Entegris *	42,130	439
Envestnet *	17,355	399
ExactTarget *	13,420	309
ExlService Holdings *	9,337	274
Extreme Networks *	26,600	95
Fairchild Semiconductor International, Cl A *	56,661	822
FEI	5,660	408
FleetMatics Group *	15,970	475
FormFactor *	35,900	211
Fortinet *	8,340	161
Global Cash Access Holdings *	36,800	243
Glu Mobile * (A)	5,200	14
Guidewire Software *	22,148	907
Harmonic * (A)	39,500	241
Hittite Microwave *	5,664	307
Infinera * (A)	31,238	329
Infoblox *	43,534	1,059
Insight Enterprises *	16,000	308
Interactive Intelligence Group *	10,535	529
Intermec *	3,300	33
Internap Network Services *	36,382	290
InvenSense, Cl A * (A)	71,204	917
Ixia *	25,908	407
Kemet *	13,100	60
Limelight Networks *	62,700	149
Liquidity Services * (A)	9,886	396
LTX-Credence *	21,800	124
Manhattan Associates *	6,660	500
MEMC Electronic Materials *	10,600	86
Mentor Graphics	8,400	160
MKS Instruments	9,792	276
Monotype Imaging Holdings	2,200	50
Move *	27,300	311
Nanometrics *	3,100	45
Netscout Systems *	3,700	90
Newport *	4,500	59
OSI Systems *	13,792	798
Pandora Media * (A)	17,130	292
Photronics *	12,800	98
Plantronics	5,472	253
PLX Technology *	27,000	122
Power Integrations	4,810	205
Power-One *	35,900	227
Procera Networks *	900	13
Progress Software *	400	9
PROS Holdings *	1,900	55
PTC *	40,496	1,017
Quantum * (A)	30,300	47
RF Micro Devices *	84,602	467
Sanmina *	3,200	43

5	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Small Cap II Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Sapient *	5,200	$67
Semtech *	31,110	1,137
Silicon Image *	13,600	83
Silicon Laboratories *	10,840	466
SolarWinds *	108	5
Sonus Networks *	150,098	482
Sourcefire * (A)	8,691	486
Spansion, Cl A *	10,200	140
SPS Commerce *	10,451	564
STEC *	15,800	56
Sykes Enterprises *	10,200	161
Synaptics *	10,120	418
Tableau Software, Cl A *	3,084	158
Take-Two Interactive Software *	20,170	336
Tangoe * (A)	63,324	944
TeleTech Holdings *	2,600	58
Tellabs	126,800	262
Teradyne * (A)	26,600	477
Travelzoo *	7,000	201
Trulia *	7,986	245
Ultimate Software Group *	2,640	294
Unisys *	8,400	173
United Online	47,900	326
Veeco Instruments * (A)	11,621	493
Vishay Intertechnology * (A)	8,139	119
Volterra Semiconductor *	4,200	59
WEX *	6,297	465
Zebra Technologies, Cl A *	7,729	353

		36,489

Materials — 3.8%
A. Schulman	12,800	370
Allegheny Technologies	8,257	228
Axiall	700	30
Boise	22,300	180
Century Aluminum *	8,800	87
Chemtura *	11,300	259
Clearwater Paper *	2,000	96
Coeur Mining *	400	6
Compass Minerals International (A)	6,041	527
Cytec Industries	3,760	269
Ferro *	14,600	100
Flotek Industries *	11,620	202
Greif, Cl A	6,544	341
H.B. Fuller	11,740	488
Haynes International	700	34
Headwaters *	15,300	162
Horsehead Holding *	8,000	92
Innophos Holdings	6,761	342
Innospec	9,100	373
Intrepid Potash (A)	10,746	202
Koppers Holdings	3,700	152
Kraton Performance Polymers *	6,300	131
LSB Industries *	900	30
Minerals Technologies	14,010	597
Myers Industries	5,200	77
Noranda Aluminum Holding	47,500	192
OM Group *	800	24
Owens-Illinois *	12,699	349
PolyOne	42,730	1,098

Description	Shares	Market Value ($ Thousands)

Quaker Chemical	1,500	$97
RTI International Metals * (A)	10,042	291
Scotts Miracle-Gro, Cl A (A)	6,079	287
Sensient Technologies	6,476	267
Silgan Holdings	5,659	265
SunCoke Energy *	12,600	195
Worthington Industries	3,700	127

		8,567

Telecommunication Services — 0.1%
Consolidated Communications Holdings	3,000	51
magicJack VocalTec * (A)	5,200	78
Neutral Tandem	800	5
Vonage Holdings *	39,600	108

		242

Utilities — 2.7%
ALLETE	10,250	485
American States Water	5,400	287
Avista	100	3
California Water Service Group	15,500	306
Cleco	12,144	553
El Paso Electric	1,400	50
Great Plains Energy	32,486	733
IDACORP	8,784	415
Laclede Group	1,500	71
MGE Energy	700	37
Otter Tail	5,600	153
PNM Resources	7,100	159
Portland General Electric	44,710	1,361
UIL Holdings (A)	12,620	492
UNS Energy	13,280	622
Westar Energy	4,273	135
WGL Holdings	1,300	56

		5,918

Total Common Stock (Cost $184,260) ($ Thousands)		219,656

EXCHANGE TRADED FUNDS — 1.1%
iShares Russell 2000 Growth Index Fund (A)	14,213	1,599
iShares Russell 2000 Index Fund (A)	9,080	888

Total Exchange Traded Funds (Cost $2,192) ($ Thousands)		2,487

AFFILIATED PARTNERSHIP — 18.6%
SEI Liquidity Fund, L.P. 0.100% **† (B)	41,129,582	41,130

Total Affiliated Partnership (Cost $41,130) ($ Thousands)		41,130

CASH EQUIVALENT — 4.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010% **†	10,118,854	10,119

Total Cash Equivalent (Cost $10,119) ($ Thousands)		10,119

6	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Small Cap II Fund

May 31, 2013

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (C) — 0.5%
U.S. Treasury Bills
0.087%, 07/25/2013	$529	$529
0.080%, 06/27/2013	654	654

Total U.S. Treasury Obligations (Cost $1,183) ($ Thousands)		1,183

Total Investments — 123.9% (Cost $238,884) ($ Thousands)		$274,575

Percentages are based on a Net Assets of $221,697 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2013.

†	Investment in Affiliated Security (see Note 5).

‡	Real Estate Investment Trust.

(A)	This security or a partial position of this security is on loan at May 31, 2013. The total value of securities on loan at May 31, 2013 was $39,632 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total value of such securities as of May 31, 2013 was $41,130 ($ Thousands).

(C)	The rate reported is the effective yield at time of purchase.

Cl — Class

L.P. — Limited Partnership

NY — New York

The following is a summary of the inputs used as of May 31, 2013, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$219,656	$—	$—	$219,656
Exchange Traded Funds	2,487	—	—	2,487
Affiliated Partnership	—	41,130	—	41,130
Cash Equivalent	10,119	—	—	10,119
U.S. Treasury Obligations	—	1,183	—	1,183

Total Investments in Securities	$232,262	$42,313	$—	$274,575

During the year ended May 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

During the year ended May 31, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

7	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Small/Mid Cap Equity Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.0%

Consumer Discretionary — 13.6%
Abercrombie & Fitch, Cl A	38,738	$1,940
Aeropostale *	57,271	837
AFC Enterprises *	40,830	1,489
Allison Transmission Holdings	76,604	1,823
America’s Car-Mart *	3,300	149
ANN *	46,795	1,436
Arctic Cat	17,142	804
Asbury Automotive Group *	59,999	2,472
Autoliv (A)	36,100	2,832
Beazer Homes USA * (A)	67,188	1,391
Belo, Cl A	218,297	2,449
Big Lots *	96,765	3,295
BJ’s Restaurants * (A)	83,727	3,143
Bloomin’ Brands * (A)	165,414	3,848
Bob Evans Farms	20,100	928
Bravo Brio Restaurant Group *	20,200	364
Bright Horizons Family Solutions *	73,570	2,652
Brinker International (A)	20,900	819
Brunswick	171,700	5,764
Buffalo Wild Wings * (A)	34,640	3,324
Cabela’s *	64,046	4,295
Callaway Golf (A)	120,645	826
Carter’s	89,303	6,436
Cato, Cl A	46,500	1,158
CEC Entertainment	27,580	1,105
Cheesecake Factory (A)	50,580	2,019
Children’s Place Retail Stores *	21,690	1,157
Columbia Sportswear (A)	13,377	805
Conn’s * (A)	68,627	3,378
Cooper Tire & Rubber	72,778	1,881
Core-Mark Holding	16,549	979
Dana Holdings	170,630	3,228
Darden Restaurants (A)	34,112	1,767
Deckers Outdoor * (A)	47,449	2,547
Destination XL Group *	74,600	370
Dick’s Sporting Goods	32,870	1,720
Dillard’s, Cl A	25,000	2,307
Dollar General *	33,872	1,788
Dorman Products * (A)	46,217	2,058
DR Horton (A)	191,345	4,661
DSW, Cl A	42,530	3,147
Dunkin’ Brands Group (A)	33,601	1,331
Ethan Allen Interiors (A)	35,934	1,127
Express *	184,542	4,023
Five Below * (A)	85,883	3,284
Francesca’s Holdings * (A)	240,526	6,867
GameStop, Cl A (A)	126,102	4,182
Gannett (A)	251,161	5,400
Genesco *	13,145	888
Gildan Activewear, Cl A	72,814	3,011
Grand Canyon Education *	116,443	3,740
Harley-Davidson	27,849	1,519
Harman International Industries	27,700	1,471
Hasbro (A)	32,006	1,424
Hibbett Sports * (A)	165,200	9,421
HomeAway * (A)	164,496	5,030
HSN	61,399	3,493
Ignite Restaurant Group *	22,700	415
Imax *	126,945	3,289

Description	Shares	Market Value ($ Thousands)

International Game Technology	75,000	$1,341
Interpublic Group	90,841	1,292
iRobot * (A)	73,950	2,499
Jack in the Box *	70,881	2,586
Jones Group	104,300	1,520
K12 * (A)	14,700	437
Krispy Kreme Doughnuts *	139,040	2,408
La-Z-Boy, Cl Z	110,108	2,034
Lear	31,200	1,871
Libbey *	94,500	2,000
Life Time Fitness * (A)	71,730	3,575
Lincoln Educational Services	41,174	284
LKQ *	93,541	2,290
Lumber Liquidators Holdings * (A)	41,870	3,438
Matthews International, Cl A (A)	51,664	1,981
Mattress Firm Holding *	5,920	213
MDC Partners, Cl A	98,700	1,740
Men’s Wearhouse	52,789	1,911
Meredith (A)	27,535	1,128
Monro Muffler (A)	125,462	5,899
National CineMedia	351,023	5,831
Newell Rubbermaid	67,396	1,822
Nutrisystem	34,900	315
Orient-Express Hotels, Cl A *	117,806	1,395
Oxford Industries (A)	15,391	1,011
Panera Bread, Cl A * (A)	13,780	2,643
Pep Boys-Manny Moe & Jack * (A)	76,285	941
PetSmart	23,826	1,608
Pier 1 Imports (A)	362,273	8,401
Polaris Industries (A)	38,800	3,706
Quiksilver *	603,724	4,751
RadioShack * (A)	65,700	243
Red Robin Gourmet Burgers *	48,917	2,569
Regis (A)	95,720	1,762
Rent-A-Center, Cl A	24,700	904
Restoration Hardware Holdings * (A)	29,008	1,621
Royal Caribbean Cruises	39,886	1,396
Ryland Group (A)	98,865	4,476
Sally Beauty Holdings *	123,077	3,767
Samsonite International	1,099,500	2,868
Scholastic	45,700	1,382
Scientific Games, Cl A *	60,990	664
Shutterfly * (A)	111,829	5,451
Sinclair Broadcast Group, Cl A	39,700	1,073
Six Flags Entertainment	24,389	1,819
Skechers U.S.A., Cl A *	18,710	421
SodaStream International *	8,596	548
Stage Stores	58,700	1,351
Standard Pacific * (A)	342,894	3,035
Steven Madden *	54,282	2,633
Taylor Morrison Home, Cl A *	94,000	2,428
Tenneco *	112,570	4,994
TRW Automotive Holdings *	49,200	3,117
Ulta Salon Cosmetics & Fragrance *	22,796	2,069
Vail Resorts (A)	18,960	1,214
Vitamin Shoppe *	58,578	2,562
Whirlpool	16,900	2,159
Wolverine World Wide (A)	117,671	6,160
Wyndham Worldwide	77,149	4,484
Zumiez (A) *	96,950	3,085

		292,432

1	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Small/Mid Cap Equity Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Consumer Staples — 2.7%
Casey’s General Stores (A)	114,083	$6,932
Central Garden and Pet, Cl A *	41,018	311
Chefs’ Warehouse * (A)	75,032	1,417
Chiquita Brands International *	117,300	1,185
Coca-Cola Enterprises	36,318	1,349
Darling International *	169,949	3,333
Dole Food * (A)	149,167	1,413
Elizabeth Arden *	50,314	2,370
Energizer Holdings	18,200	1,742
Fresh Del Monte Produce	57,800	1,547
Fresh Market * (A)	47,294	2,343
Hain Celestial Group * (A)	39,815	2,653
Ingredion	34,152	2,326
Inter Parfums	12,900	386
J&J Snack Foods	14,705	1,116
JM Smucker	14,097	1,423
Kroger	57,150	1,924
Molson Coors Brewing, Cl B	36,948	1,826
Omega Protein *	90,700	990
Pantry *	64,814	811
Prestige Brands Holdings *	24,197	711
Safeway (A)	108,400	2,494
Sanderson Farms (A)	25,883	1,784
Smithfield Foods *	65,800	2,167
Spartan Stores	64,658	1,149
Spectrum Brands Holdings	50,734	3,059
SUPERVALU * (A)	94,000	607
Sysco (A)	47,130	1,593
TreeHouse Foods * (A)	15,968	1,046
Tyson Foods, Cl A	48,202	1,205
USANA Health Sciences * (A)	42,000	2,944
Weis Markets	17,700	724

		56,880

Energy — 5.7%
Alberta Oilsands *	1,600,500	46
Approach Resources (A) *	42,000	1,058
Bill Barrett * (A)	27,800	627
Bonanza Creek Energy *	23,575	876
Comstock Resources	21,400	345
Core Laboratories	19,621	2,703
CVR Energy	28,700	1,803
Diamondback Energy *	35,310	1,192
Dresser-Rand Group *	105,341	6,384
Dril-Quip *	56,041	5,069
Emerald Oil *	113,329	692
EPL Oil & Gas *	7,500	228
EQT	22,806	1,822
Forum Energy Technologies * (A)	155,118	4,605
Geospace Technologies *	15,943	1,385
Goodrich Petroleum *	42,841	538
Gulfmark Offshore, Cl A (A)	26,346	1,208
Gulfport Energy *	135,751	6,474
Helix Energy Solutions Group * (A)	190,173	4,538
Helmerich & Payne (A)	40,200	2,482
Hornbeck Offshore Services * (A)	29,990	1,560
Key Energy Services *	119,652	775
Kinder Morgan Escrow *	646	—
Kodiak Oil & Gas * (A)	444,683	3,904
Laredo Petroleum Holdings * (A)	100,247	1,941

Description	Shares	Market Value ($ Thousands)

Lufkin Industries	11,232	$991
Matador Resources * (A)	130,470	1,302
McDermott International *	265,726	2,538
Nabors Industries	131,025	2,097
Newfield Exploration *	66,622	1,585
Newpark Resources * (A)	108,900	1,214
Oasis Petroleum *	174,719	6,493
Oceaneering International	31,980	2,318
Oil States International *	15,263	1,503
Painted Pony Petroleum *	204,380	1,849
Parker Drilling *	301,100	1,343
PDC Energy * (A)	95,054	4,866
Pioneer Energy Services *	220,276	1,538
Pioneer Natural Resources	15,130	2,098
Range Resources	16,967	1,276
Rex Energy * (A)	114,580	1,903
Rosetta Resources *	84,069	3,939
Scorpio Tankers (A)	165,000	1,566
SemGroup, Cl A	60,830	3,183
Spectra Energy	73,067	2,234
StealthGas *	67,900	718
Superior Energy Services *	128,931	3,440
Swift Energy * (A)	68,971	935
Targa Resources	20,714	1,334
Tesoro	64,000	3,946
TETRA Technologies *	136,135	1,417
Trican Well Service	255,430	3,591
Ultra Petroleum * (A)	126,317	2,878
USEC * (A)	61,099	23
W&T Offshore (A)	47,000	693
Western Refining (A)	91,500	3,053
World Fuel Services	59,096	2,407

		122,526

Financials — 20.5%
1st Source	800	19
Acadia Realty Trust *	43,245	1,121
Affiliated Managers Group *	14,250	2,337
Alexandria Real Estate Equities	33,650	2,305
Allied World Assurance Holdings	15,000	1,341
Allstate	45,773	2,208
Altisource Residential, Cl B *	74,150	1,353
American Assets Trust	34,900	1,124
American Capital Mortgage Investment	16,900	356
American Equity Investment Life Holding (A)	58,200	943
American Financial Group	150,694	7,318
Ameriprise Financial	61,093	4,980
Apartment Investment & Management, Cl A	76,558	2,317
Arch Capital Group * (A)	105,435	5,399
Ares Capital	43,000	738
Artisan Partners Asset Management, Cl A *	2,436	114
Aspen Insurance Holdings	34,400	1,264
Associated Banc	73,700	1,136
Assured Guaranty	130,960	2,963
AvalonBay Communities	21,713	2,880
Banco Latinoamericano de Comercio Exterior, Cl E	84,745	1,943
Bancorpsouth (A)	329,471	5,654
Bank of the Ozarks	62,188	2,714
BankUnited	65,466	1,609

2	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Small/Mid Cap Equity Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Banner	93,328	$2,994
Berkshire Hills Bancorp	48,005	1,288
BioMed Realty Trust ‡ (A)	95,400	1,997
Boston Private Financial Holdings (A)	199,003	1,960
Boston Properties	21,450	2,286
Brandywine Realty Trust	142,700	2,021
Calamos Asset Management, Cl A	41,900	441
Campus Crest Communities	77,900	985
CapLease	210,800	1,817
Cardinal Financial	35,614	539
CBL & Associates Properties (A)	116,533	2,679
Central Pacific Financial *	55,900	1,025
Chimera Investment ‡	245,200	748
CNA Financial	54,600	1,866
CNO Financial Group	665,245	8,209
CoBiz Financial	117,060	1,013
Colonial Properties Trust ‡	45,100	997
Comerica	27,700	1,094
Commerce Bancshares	1	—
CommonWealth	67,750	1,385
Community Trust Bancorp	15,687	552
Coresite Realty ‡	14,910	479
Countrywide *	35,500	253
CubeSmart ‡	169,407	2,651
Customers Bancorp *	16,000	275
CYS Investments ‡	125,100	1,286
DDR ‡ (A)	203,321	3,550
DiamondRock Hospitality ‡	309,873	2,947
Digital Realty Trust ‡ (A)	19,257	1,173
Dime Community Bancshares	50,900	733
Douglas Emmett ‡	36,850	939
Eagle Bancorp * (A)	115,541	2,601
East West Bancorp	131,200	3,456
EastGroup Properties ‡	58,671	3,448
Eaton Vance (A)	66,707	2,769
Education Realty Trust ‡	214,591	2,245
Employers Holdings	100,828	2,494
Endurance Specialty Holdings	72,722	3,660
Equity One ‡ (A)	61,825	1,442
Equity Residential ‡	78,350	4,431
Essex Property Trust ‡ (A)	6,200	974
Everest Re Group	19,700	2,553
FBR *	50,733	1,228
Federal Realty Investment Trust ‡	6,250	673
Federated Investors, Cl B (A)	40,776	1,128
Fidelity National Financial, Cl A	94,299	2,481
Fifth Third Bancorp	142,198	2,588
Financial Engines (A)	131,520	5,671
First Horizon National (A)	646,702	7,424
First Midwest Bancorp	164,532	2,165
First NBC Bank Holding *	27,713	696
First Niagara Financial Group	593,266	5,796
FirstMerit	70,213	1,325
Flushing Financial	66,600	1,041
Forest City Enterprises, Cl A * (A)	57,585	1,080
Fulton Financial	93,546	1,075
FXCM, Cl A (A)	88,679	1,230
General Growth Properties ‡	97,220	1,996
Genworth Financial, Cl A *	335,734	3,629
Geo Group ‡	7,700	268

Description	Shares	Market Value ($ Thousands)

Government Properties Income Trust ‡	13,800	$336
Great American Group *	91,400	14
Hancock Holding	115,772	3,305
Hanover Insurance Group	75,904	3,813
Hartford Financial Services Group	64,820	1,985
HCP ‡	73,300	3,473
Health Care ‡	47,150	3,208
Highwoods Properties ‡ (A)	31,080	1,132
Home Loan Servicing Solutions	26,400	603
Horace Mann Educators	136,167	3,309
Hospitality Properties Trust ‡	89,900	2,623
Host Hotels & Resorts ‡	247,241	4,398
Huntington Bancshares	801,230	6,209
Iberiabank	65,507	3,376
Infinity Property & Casualty	26,911	1,554
International Bancshares (A)	47,046	1,025
Investment Technology Group *	184,775	2,552
Investors Bancorp	41,428	819
Janus Capital Group (A)	269,327	2,362
Jones Lang LaSalle	38,865	3,569
Kennedy-Wilson Holdings	123,600	2,121
KeyCorp	485,427	5,233
Kimco Realty ‡ (A)	61,550	1,363
LaSalle Hotel Properties ‡	21,495	568
Lexington Realty Trust ‡ (A)	655,780	8,256
Liberty Property Trust ‡	50,611	2,054
Lincoln National	51,900	1,851
LPL Financial Holdings	99,218	3,679
Macerich ‡	41,148	2,671
Mack-Cali Realty ‡	73,150	1,939
Maiden Holdings	109,200	1,166
MarketAxess Holdings	48,448	2,101
Meadowbrook Insurance Group	337,500	2,707
Medical Properties Trust ‡	214,576	3,184
MFA Mortgage Investments ‡	374,636	3,289
Mid-America Apartment Communities ‡	23,157	1,574
Montpelier Re Holdings	75,900	1,897
MSCI, Cl A *	74,273	2,617
National Penn Bancshares (A)	294,427	2,909
National Retail Properties ‡ (A)	22,385	803
Nelnet, Cl A	91,100	3,558
Northfield Bancorp	67,963	779
NorthStar Realty Finance ‡ (A)	394,339	3,324
Ocwen Financial *	73,750	3,155
OFG Bancorp (A)	93,095	1,655
Old National Bancorp	70,775	946
OmniAmerican Bancorp *	13,800	307
PacWest Bancorp (A)	100,090	2,886
PartnerRe	43,534	3,946
Pebblebrook Hotel Trust ‡	229,190	6,014
Pennsylvania Real Estate Investment Trust ‡	167,400	3,330
Platinum Underwriters Holdings	27,270	1,557
Popular *	215,812	6,475
Potlatch ‡ (A)	81,484	3,702
ProAssurance	104,128	5,227
Prologis ‡	120,909	4,873
Prosperity Bancshares (A)	25,530	1,279
Public Storage ‡	26,578	4,035
Radian Group (A)	66,340	854
RAIT Financial Trust ‡	22,999	176

3	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Small/Mid Cap Equity Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Regency Centers ‡	28,200	$1,455
Regions Financial	213,300	1,947
Reinsurance Group of America, Cl A	70,293	4,632
Republic Bancorp, Cl A (A)	37,026	882
RLJ Lodging Trust ‡	40,200	931
Ryman Hospitality Properties ‡ (A)	93,739	3,586
Safeguard Scientifics *	86,105	1,359
Selective Insurance Group	49,320	1,170
Signature Bank NY *	29,470	2,274
Simon Property Group ‡	45,029	7,495
SL Green Realty ‡ (A)	19,500	1,696
Southside Bancshares (A)	39,823	902
StanCorp Financial Group (A)	36,700	1,667
Starwood Property Trust ‡ (A)	25,500	647
Sterling Financial	111,534	2,523
Stifel Financial * (A)	61,180	2,202
Sunstone Hotel Investors * ‡	369,001	4,450
SunTrust Banks	70,298	2,256
Susquehanna Bancshares	455,981	5,476
SVB Financial Group * (A)	77,621	6,007
Synovus Financial	1,060,857	2,907
Tanger Factory Outlet Centers ‡	57,105	1,969
TCF Financial (A)	188,327	2,712
THL Credit	26,900	408
Titanium Asset Management * (B)(C)(D)	147,000	116
Tower Group International (A)	79,238	1,532
Two Harbors Investment ‡	39,500	436
UDR ‡ (A)	87,150	2,124
United Community Banks *	43,600	517
Unum Group (A)	147,780	4,209
Validus Holdings	53,600	1,936
Ventas ‡	36,450	2,601
ViewPoint Financial Group	31,700	600
Virtus Investment Partners *	10,280	2,383
Vornado Realty Trust ‡	33,100	2,646
Waddell & Reed Financial, Cl A	69,017	3,178
Weingarten Realty Investors ‡ (A)	31,550	1,006
WesBanco	53,800	1,348
Western Alliance Bancorp *	341,171	5,015
Willis Group Holdings	47,139	1,841
Winthrop Realty Trust ‡	117,300	1,456
WisdomTree Investments *	119,130	1,482
WSFS Financial	15,700	789
Zions Bancorporation (A)	341,670	9,584

		441,962

Health Care — 9.9%
Acadia Healthcare * (A)	164,526	5,494
Accuray * (A)	254,100	1,364
Akorn *	140,727	2,045
Alere *	43,400	1,110
Algeta *	39,603	1,544
Align Technology * (A)	53,840	1,925
Alkermes *	40,920	1,279
AmerisourceBergen	24,894	1,346
Amsurg, Cl A *	41,948	1,490
Arena Pharmaceuticals * (A)	151,990	1,344
Ariad Pharmaceuticals *	78,173	1,434
athenahealth * (A)	42,707	3,611
BioMarin Pharmaceutical * (A)	31,297	1,962
BioScrip *	143,238	2,002

Description	Shares	Market Value ($ Thousands)

CareFusion *	59,751	$2,196
Celldex Therapeutics *	54,863	702
Centene *	38,861	1,924
Cepheid * (A)	21,320	741
Charles River Laboratories International *	120,359	5,213
Community Health Systems *	91,431	4,404
CONMED	34,435	1,134
Coronado Biosciences *	91,810	907
Covance *	41,870	3,123
Cubist Pharmaceuticals * (A)	87,769	4,823
DexCom *	121,305	2,527
Endo Health Solutions * (A)	98,836	3,588
Endologix * (A)	190,368	2,558
Ensign Group	28,800	1,039
ExamWorks Group * (A)	94,949	1,772
Exelixis * (A)	219,580	1,063
Furiex Pharmaceuticals *	36,757	1,359
Greatbatch *	39,715	1,279
Health Net *	91,344	2,911
HealthSouth *	245,346	7,186
HeartWare International *	46,450	4,239
Hill-Rom Holdings	20,700	748
HMS Holdings * (A)	127,104	3,165
Hologic *	100,646	2,088
Humana	24,900	2,011
Hyperion Therapeutics *	39,047	784
ICON *	81,297	2,792
ICU Medical *	18,960	1,354
Idexx Laboratories * (A)	24,413	2,013
ImmunoGen * (A)	92,680	1,703
Incyte * (A)	116,488	2,583
Infinity Pharmaceuticals *	50,482	1,360
Insulet * (A)	64,620	1,930
Intercept Pharmaceuticals *	16,472	551
Invacare	15,300	237
IPC The Hospitalist * (A)	42,939	2,094
Ironwood Pharmaceuticals, Cl A * (A)	212,647	2,839
Isis Pharmaceuticals * (A)	112,495	2,435
Jazz Pharmaceuticals *	44,780	3,043
Keryx Biopharmaceuticals * (A)	338,866	2,714
Kindred Healthcare *	41,100	555
LifePoint Hospitals *	29,900	1,487
Magellan Health Services *	67,355	3,671
Masimo *	120,806	2,615
Medical Action Industries *	69,600	585
Medicines * (A)	63,340	2,040
Medivation *	25,353	1,231
MEDNAX * (A)	69,842	6,483
Mettler Toledo International * (A)	7,389	1,613
NewLink Genetics * (A)	57,759	942
NPS Pharmaceuticals *	134,320	2,116
Onyx Pharmaceuticals * (A)	42,100	4,018
Optimer Pharmaceuticals * (A)	81,129	1,207
Orexigen Therapeutics *	223,728	1,416
Pacira Pharmaceuticals * (A)	66,312	1,943
PAREXEL International * (A)	91,433	4,177
Patterson	31,583	1,234
PDL BioPharma (A)	117,800	972
PerkinElmer	40,494	1,268
Pharmacyclics *	25,779	2,362
PharMerica *	51,500	804
Puma Biotechnology *	21,703	845
Quest Diagnostics (A)	31,032	1,919

4	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Small/Mid Cap Equity Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Questcor Pharmaceuticals (A)	22,600	$772
Quidel * (A)	57,762	1,381
Repros Therapeutics * (A)	37,810	655
Salix Pharmaceuticals *	45,080	2,735
Sarepta Therapeutics * (A)	18,280	646
Sciclone Pharmaceuticals *	183,521	883
Seattle Genetics * (A)	80,296	2,756
Select Medical Holdings	143,000	1,130
Sirona Dental Systems *	37,520	2,662
Skilled Healthcare Group, Cl A * (A)	98,400	698
Spectranetics *	113,614	2,125
Symmetry Medical *	35,600	332
Synageva BioPharma *	42,323	1,745
Team Health Holdings *	119,092	4,653
Techne (A)	44,636	2,969
Teleflex	12,220	957
TESARO *	28,682	981
Trinity Biotech ADR	7,000	123
Trius Therapeutics *	96,790	742
United Therapeutics *	39,800	2,645
Universal Health Services, Cl B	79,532	5,499
Varian Medical Systems * (A)	53,661	3,596
Volcano * (A)	70,101	1,339
WellCare Health Plans *	123,611	6,445

		213,054

Industrials — 17.3%
AAR	47,800	959
ABM Industries	21,600	522
ACCO Brands * (A)	45,000	322
Actuant, Cl A (A)	216,480	7,360
Acuity Brands (A)	31,690	2,379
Advisory Board *	19,601	1,035
Aegean Marine Petroleum Network	49,800	484
AGCO	67,600	3,750
Air Transport Services Group *	105,800	640
Aircastle	119,900	1,897
Alliant Techsystems	29,500	2,316
Altra Holdings	88,381	2,546
AMERCO *	13,118	2,262
Apogee Enterprises	76,092	2,030
Applied Industrial Technologies	56,667	2,724
Armstrong World Industries *	58,966	3,064
Avis Budget Group * (A)	153,724	5,097
BE Aerospace *	66,101	4,193
Beacon Roofing Supply *	41,335	1,704
Belden	55,323	2,957
Blount International *	14,100	189
Brady, Cl A	16,832	548
Briggs & Stratton (A)	136,391	3,192
Brink’s	34,700	931
Carlisle	39,200	2,564
Chart Industries *	35,300	3,434
Cintas (A)	38,140	1,741
CIRCOR International	26,690	1,364
CLARCOR	31,342	1,700
Clean Harbors * (A)	73,578	4,209
Colfax *	43,961	2,194
Consolidated Graphics *	26,200	1,222
Corporate Executive Board	44,746	2,738
Cubic	17,282	823
Curtiss-Wright	25,079	912
Deluxe (A)	175,740	6,573

Description	Shares	Market Value ($ Thousands)

DigitalGlobe *	216,091	$6,532
Dover (A)	24,753	1,937
DXP Enterprises *	25,270	1,493
Dycom Industries *	272,395	6,197
EMCOR Group	144,992	5,763
Engility Holdings *	6,300	161
EnPro Industries * (A)	17,767	895
Esterline Technologies *	60,955	4,474
Expeditors International of Washington	77,015	3,006
Flow International *	107,000	425
Flowserve	8,941	1,503
Fluor	31,951	2,020
FTI Consulting * (A)	68,040	2,585
G&K Services, Cl A	73,774	3,564
General Cable (A)	32,907	1,163
Genesee & Wyoming, Cl A *	123,606	11,007
Global Power Equipment Group (A)	42,000	668
GrafTech International (A) *	558,666	4,687
Great Lakes Dredge & Dock	105,000	871
Heico, Cl A	126,890	4,695
Hertz Global Holdings *	147,629	3,813
Hexcel *	270,332	9,399
ICF International *	31,200	941
IDEX (A)	43,040	2,369
Interface, Cl A	229,478	3,855
ITT	54,400	1,640
JetBlue Airways * (A)	45,600	283
Joy Global (A)	30,926	1,672
Kadant	88,787	2,656
KAR Auction Services	57,750	1,354
Kaydon	30,389	822
Kennametal	117,152	5,077
KEYW Holding * (A)	130,302	1,922
Kirby *	39,040	3,048
L-3 Communications Holdings, Cl 3	34,600	2,944
Landstar System	118,620	6,262
Lennox International	17,219	1,102
Lincoln Electric Holdings	47,540	2,843
Lindsay Manufacturing (A)	18,370	1,493
Lydall *	49,700	719
Middleby *	18,570	3,036
Mobile Mini *	40,891	1,376
Moog, Cl A *	100,394	5,027
MSC Industrial Direct, Cl A	40,972	3,387
Navigant Consulting *	31,000	409
Navistar International * (A)	71,295	2,557
NN *	85,100	788
Nordson	42,147	3,002
Northwest Pipe *	35,995	990
Old Dominion Freight Line *	258,158	11,116
On Assignment *	101,721	2,649
Orion Marine Group * (A)	115,412	1,386
Oshkosh Truck *	51,500	2,051
Owens Corning *	159,510	6,971
Parker Hannifin	19,918	1,987
Performant Financial *	154,097	1,700
Pitney Bowes (A)	25,100	368
Ply Gem Holdings *	17,869	413
Polypore International * (A)	178,593	6,719
Primoris Services	140,958	3,004
Rand Logistics *	23,000	129
RBC Bearings *	35,704	1,748

5	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Small/Mid Cap Equity Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Regal-Beloit	92,664	$6,256
Ritchie Bros Auctioneers (A)	170,049	3,520
Rollins	3,649	92
Ryder System	24,400	1,538
Sensata Technologies Holding *	181,300	6,364
Simpson Manufacturing (A)	42,448	1,242
SkyWest	49,700	697
Spirit Aerosystems Holdings, Cl A *	191,343	4,135
Spirit Airlines *	106,880	3,253
Standard Parking *	61,937	1,382
Stanley Black & Decker	26,223	2,077
Steelcase, Cl A	160,603	2,223
Swift Transporation, Cl A *	166,665	2,807
TAL International Group (A)	32,200	1,361
Teledyne Technologies *	47,398	3,660
Tennant	55,378	2,732
Terex *	113,349	4,066
Tetra Tech *	72,144	1,989
Textron (A)	132,956	3,585
Timken	82,140	4,662
Titan Machinery * (A)	3,300	68
TMS International, Cl A	56,100	851
Towers Watson, Cl A	42,160	3,275
TransDigm Group *	24,694	3,608
Trimas *	40,649	1,311
Triumph Group	22,255	1,728
TrueBlue *	253,823	5,975
Tutor Perini *	98,200	1,819
United Rentals * (A)	53,790	3,057
URS	58,900	2,853
US Ecology	76,295	2,089
USG * (A)	62,477	1,708
Valmont Industries	19,182	2,922
Wabash National *	59,100	621
Wabtec	37,955	4,175
WageWorks *	170,606	4,942
Watts Water Technologies, Cl A (A)	28,605	1,362
Werner Enterprises	54,290	1,359
WESCO International * (A)	110,647	8,216
Xylem	69,165	1,946

		372,774

Information Technology — 17.5%
Acxiom *	61,265	1,347
ADTRAN (A)	56,768	1,312
Amdocs	44,400	1,585
ARRIS Group *	210,676	3,188
Arrow Electronics *	86,675	3,446
Aruba Networks *	123,060	1,839
Aspen Technology *	130,895	4,008
Atmel *	985,922	7,759
Avnet *	34,300	1,172
Benchmark Electronics *	81,800	1,595
Black Box	42,000	1,130
Blackbaud	178,852	5,426
Broadridge Financial Solutions	192,902	5,235
Brocade Communications Systems *	228,700	1,242
CACI International, Cl A * (A)	26,946	1,728
Cadence Design Systems * (A)	893,370	13,517
Cavium * (A)	166,597	5,458
CIBER *	213,000	869

Description	Shares	Market Value ($ Thousands)

Ciena * (A)	341,356	$5,714
Coherent *	17,158	985
CommVault Systems *	15,284	1,070
Computer Sciences	33,500	1,495
Comtech Telecommunications	36,982	976
Concur Technologies * (A)	54,010	4,360
Convergys	184,682	3,356
Cornerstone OnDemand * (A)	54,610	2,219
CoStar Group * (A)	76,200	8,520
Cyan *	63,273	845
Dealertrack Technologies *	248,867	8,023
Demandware * (A)	46,090	1,411
Diebold	124,915	4,024
Digi International *	84,100	807
Diodes *	21,100	498
DTS * (A)	87,500	1,729
EarthLink	191,655	1,137
Emulex *	134,546	838
Entegris *	266,210	2,774
Envestnet *	78,516	1,804
Euronet Worldwide *	137,241	4,186
ExactTarget *	69,247	1,593
Exar *	112,700	1,271
ExlService Holdings *	42,243	1,239
Fair Isaac	74,490	3,656
Fairchild Semiconductor International, Cl A *	467,680	6,786
Fidelity National Information Services	52,857	2,373
FleetMatics Group *	216,192	6,432
Fortinet *	43,032	829
Gartner * (A)	53,550	3,032
Genpact *	63,680	1,232
GT Advanced Technologies * (A)	154,200	686
Guidewire Software *	134,673	5,516
Harris	54,900	2,752
Heartland Payment Systems (A)	92,313	2,960
Hittite Microwave *	25,519	1,385
IAC	71,875	3,485
Imation *	41,300	169
Imperva *	103,320	4,115
Infinera *	161,209	1,698
Infoblox *	196,961	4,792
Informatica *	118,540	4,310
Inphi *	63,829	652
Insight Enterprises *	72,500	1,396
Integrated Device Technology *	628,318	5,353
Interactive Intelligence Group * (A)	47,507	2,385
Internap Network Services *	164,613	1,314
Intersil, Cl A	268,462	2,201
IntraLinks Holdings *	95,310	585
InvenSense, Cl A * (A)	174,114	2,243
IPG Photonics * (A)	25,440	1,509
Itron *	12,366	519
Ixia * (A)	154,990	2,436
j2 Global (A)	28,980	1,185
Jabil Circuit	123,006	2,467
Jack Henry & Associates	84,687	3,974
JDS Uniphase *	292,040	3,978
Juniper Networks *	107,681	1,909
Kla-Tencor	16,200	912
Lattice Semiconductor *	483,244	2,489
Lexmark International, Cl A (A)	49,300	1,504

6	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Small/Mid Cap Equity Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Liquidity Services * (A)	36,262	$1,451
Littelfuse	37,323	2,743
LivePerson * (A)	143,374	1,325
LSI *	115,300	853
Measurement Specialties *	66,858	2,972
MEMC Electronic Materials *	208,490	1,683
Microchip Technology (A)	54,365	1,983
MKS Instruments	35,919	1,011
Molex (A)	64,435	1,890
Monolithic Power Systems *	21,741	534
MTS Systems	12,200	736
ON Semiconductor *	518,085	4,435
OSI Systems *	24,392	1,411
Palo Alto Networks * (A)	57,430	2,786
Pandora Media * (A)	277,035	4,715
Plantronics	32,825	1,516
Plexus *	94,632	2,761
Power Integrations (A)	24,810	1,059
PRGX Global *	88,000	482
Progress Software *	72,952	1,715
PTC *	421,032	10,572
Pulse Electronics * (A)	4,300	14
RealD * (A)	174,441	2,632
RealPage * (A)	184,642	3,516
RF Micro Devices *	310,330	1,713
Rogers *	51,648	2,390
Saba Software *	98,200	847
SAIC (A)	116,700	1,692
Seagate Technology	65,900	2,839
Semtech * (A)	89,070	3,255
ServiceNow *	70,515	2,592
Shutterstock * (A)	52,750	2,497
SolarWinds *	551	23
Solera Holdings	65,620	3,594
Sonus Networks *	571,871	1,836
Sourcefire * (A)	39,321	2,200
Splunk *	43,220	2,021
SPS Commerce *	47,285	2,552
SS&C Technologies Holdings *	205,029	6,485
Stamps.com *	7,300	278
Stratasys * (A)	24,010	2,018
Symantec	78,916	1,767
Synaptics *	52,260	2,156
Synopsys *	81,864	2,984
Tableau Software, Cl A *	15,910	813
Tangoe *	142,893	2,131
Tech Data *	31,800	1,594
Teradata *	47,145	2,628
Teradyne * (A)	137,290	2,463
Trimble Navigation *	115,561	3,224
TriQuint Semiconductor *	599,073	4,218
Trulia * (A)	147,418	4,532
Tyler Technologies *	7,874	543
Ultimate Software Group * (A)	11,929	1,328
Ultra Clean Holdings *	95,251	553
Ultratech *	94,712	3,453
United Online (A)	147,700	1,006
Veeco Instruments * (A)	59,964	2,542
Verint Systems *	101,550	3,409
Virtusa *	70,620	1,657
Vishay Intertechnology * (A)	277,032	4,034
VistaPrint * (A)	80,134	3,682
Web.com Group * (A)	206,230	4,329
Western Digital	44,700	2,831
WEX *	60,188	4,446
WNS Holdings ADR *	165,110	2,658

Description	Shares	Market Value ($ Thousands)

Zebra Technologies, Cl A *	28,352	$1,295

		377,852

Materials — 4.9%
Air Products & Chemicals	19,293	1,821
Albemarle	23,610	1,580
Allegheny Technologies (A)	99,229	2,736
Ashland (A)	37,307	3,317
Axiall	38,558	1,664
Boise * (A)	199,100	1,605
Buckeye Technologies (A)	49,100	1,830
Cabot	53,600	2,194
Chemtura *	87,751	2,012
Cliffs Natural Resources (A)	17,700	319
Compass Minerals International (A)	46,689	4,074
Crown Holdings *	52,770	2,235
Cytec Industries	13,793	986
Domtar	18,100	1,312
Eastman Chemical	14,400	1,033
Glatfelter (A)	51,000	1,261
Globe Specialty Metals	10,700	131
Greif, Cl A	55,636	2,898
GSE Holding *	123,400	788
H.B. Fuller	61,905	2,573
Headwaters *	311,950	3,310
Horsehead Holding * (A)	28,300	326
Huntsman	111,600	2,171
Innophos Holdings	24,799	1,254
Intrepid Potash * (A)	39,341	739
Kaiser Aluminum (A)	50,291	3,190
KapStone Paper and Packaging*	128,580	3,730
Louisiana-Pacific * (A)	168,750	2,965
LSB Industries *	9,200	311
Methanex	50,990	2,254
Minerals Technologies	34,805	1,483
Neenah Paper	35,800	1,125
Nucor	30,159	1,342
Olin	74,800	1,865
OM Group *	4,700	138
Owens-Illinois *	98,247	2,697
Packaging Corp of America	46,350	2,271
PolyOne	365,377	9,386
Reliance Steel & Aluminum	38,809	2,553
Rock Tenn, Cl A	44,289	4,375
Rockwood Holdings	72,110	4,807
RTI International Metals * (A)	167,121	4,848
Schweitzer-Mauduit International	35,900	1,725
Scotts Miracle-Gro, Cl A (A)	56,435	2,668
Sensient Technologies	51,822	2,139
Silgan Holdings (A)	77,468	3,623
Steel Dynamics (A)	61,000	936
UFP Technologies *	60,200	1,155

		105,755

Telecommunication Services — 0.3%
Iridium Communications *	139,300	993
Neutral Tandem	48,200	281
SBA Communications, Cl A * (A)	34,267	2,579
USA Mobility	76,117	1,026
Vonage Holdings *	481,600	1,320

		6,199

Utilities — 2.6%
AGL Resources	53,132	2,249

7	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Small/Mid Cap Equity Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

ALLETE	24,730	$1,170
Ameren	42,000	1,430
Avista	54,700	1,461
Cadiz * (A)	60,000	353
Chesapeake Utilities	17,278	915
Cleco	66,386	3,021
Dynegy * (A)	8,000	195
Edison International	26,252	1,206
El Paso Electric	85,802	3,071
Empire District Electric	20,400	443
Great Plains Energy	224,484	5,067
IDACORP (A)	28,114	1,328
NorthWestern	12,100	498
NRG Energy	134,121	3,423
NV Energy	155,671	3,649
Piedmont Natural Gas (A)	20,300	686
PNM Resources	161,524	3,622
Portland General Electric	177,306	5,397
SCANA	27,187	1,371
Southwest Gas	26,475	1,253
TECO Energy (A)	88,085	1,551
UGI	137,142	5,237
UIL Holdings (A)	15,389	600
Vectren	79,584	2,733
Westar Energy	15,673	497
WGL Holdings	30,120	1,293
Xcel Energy	57,350	1,647

		55,366

Total Common Stock (Cost $1,689,590) ($ Thousands)		2,044,800

EXCHANGE TRADED FUNDS — 0.9%
iShares Russell 2000 Growth Index Fund (A)	111,361	12,527
iShares Russell 2000 Index Fund (A)	33,218	3,250
iShares Russell 2000 Value Index Fund (A)	43,200	3,729
iShares Russell Midcap Value Index Fund	1,651	97

Total Exchange Traded Funds (Cost $18,284) ($ Thousands)		19,603

	Number Of Warrants

WARRANTS — 0.0%
Magnum Hunter Resource, Expires 08/29/14 *	18,718	—

Total Warrants (Cost $—) ($ Thousands)		—

AFFILIATED PARTNERSHIP — 21.7%
SEI Liquidity Fund, L.P.
0.100% ** † (E)	467,277,078	467,277

Total Affiliated Partnership (Cost $467,277) ($ Thousands)		467,277

CASH EQUIVALENT — 4.1%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.010% ** †	88,647,658	88,648

Total Cash Equivalent (Cost $88,648) ($ Thousands)		88,648

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATION — 0.3%
U.S. Treasury Bills
0.094%, 06/27/2013 (F)(G)	$7,267	$7,267

Total U.S. Treasury Obligation (Cost $7,267) ($ Thousands)		7,267

Total Investments — 122.0% (Cost $2,271,066) ($ Thousands)		$2,627,595

A list of the open futures contracts held by the Fund at May 31, 2013, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
Russell 2000 Index E-MINI	334	Jun-2013	$727
S&P Mid 400 Index E-MINI	258	Jun-2013	454

			$1,181

For the year ended May 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $2,153,745 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2013.

†	Investment in Affiliated Security (see Note 5).

‡	Real Estate Investment Trust.

(A)	This security or a partial position of this security is on loan at May 31, 2013. The total value of securities on loan at May 31, 2013 was $449,160 ($ Thousands).

(B)	Securities considered illiquid. The total value of such securities as of May 31, 2013 was $116 ($ Thousands) and represented 0.01% of Net Assets.

(C)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2013 was $116 ($ Thousands) and represented 0.01% of Net Assets.

(D)	Securities considered restricted. The total value of such securities as of May 31, 2013 was $116 ($ Thousands) and represented 0.01% of Net Assets.

(E)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total value of such securities as of May 31, 2013 was $467,277 ($ Thousands).

(F)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(G)	The rate reported is the effective yield at time of purchase.

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

S&P — Standard & Poor’s

8	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Small/Mid Cap Equity Fund

May 31, 2013

The following is a list of the inputs used as of May 31, 2013, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3 (1)	Total
Common Stock	$2,044,684	$—	$116	$2,044,800
Exchange Traded Funds	19,603	—	—	19,603
Affiliated Partnership	—	467,277	—	467,277
Cash Equivalent	88,648	—	—	88,648
U.S. Treasury Obligation	—	7,267	—	7,267

Total Investments in Securities	$2,152,935	$474,544	$116	$2,627,595

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *	$1,181	$—	$—	$1,181

*	Futures contracts are valued at the unrealized appreciation on the instrument.

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the year in relation to the net assets.

For the year ended May 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

9	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

U.S. Managed Volatility Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.1%

Consumer Discretionary — 6.3%
Aaron’s	72,900	$2,048
Brinker International	24,909	977
Canadian Tire, Cl A	51,300	4,135
Choice Hotels International	52,900	2,089
Cinemark Holdings	94,700	2,779
Cogeco Cable	13,400	584
Cracker Barrel Old Country Store	32,600	2,916
DIRECTV *	147,000	8,986
GameStop, Cl A	58,000	1,923
Genuine Parts	16,100	1,252
H&R Block	116,400	3,407
Hasbro	40,200	1,788
Jarden *	29,100	1,355
Kohl’s	78,100	4,015
Madison Square Garden, Cl A *	57,800	3,383
PetSmart	84,932	5,733
Regal Entertainment Group, Cl A	113,000	2,000
Scripps Networks Interactive, Cl A	35,300	2,378
Shaw Communications, Cl B	141,300	3,151
Target	208,389	14,483
Time Warner Cable, Cl A	34,700	3,314

		72,696

Consumer Staples — 18.8%
Altria Group	215,520	7,780
Archer-Daniels-Midland	47,000	1,515
Bunge	97,555	6,790
Cal-Maine Foods	34,600	1,548
Campbell Soup	169,630	7,262
Church & Dwight	61,198	3,722
Clorox	128,686	10,691
Coca-Cola Enterprises	136,122	5,058
Colgate-Palmolive	110,054	6,366
ConAgra Foods	200,300	6,748
CVS Caremark	137,600	7,923
Dr. Pepper Snapple Group	190,150	8,743
Energizer Holdings	35,900	3,436
Flowers Foods	99,900	3,334
Fresh Del Monte Produce	79,800	2,136
General Mills	68,400	3,220
Harris Teeter Supermarkets	26,800	1,260
Hershey	93,857	8,364
HJ Heinz	45,568	3,297
Hormel Foods	256,770	10,225
Ingredion	41,100	2,800
JM Smucker	32,500	3,281
Kellogg	74,064	4,596
Kimberly-Clark	133,030	12,881
Kraft Foods Group	9,233	509
Kroger	308,441	10,385
Lorillard	38,100	1,617
McCormick	27,256	1,883
Metro, Cl A	86,800	5,829
Molson Coors Brewing, Cl B	92,000	4,546
Philip Morris International	83,423	7,584
Reynolds American	127,938	6,155
Safeway	238,500	5,488
Sysco	110,039	3,719

Description	Shares	Market Value ($ Thousands)

TreeHouse Foods *	35,300	$2,311
Tyson Foods, Cl A	148,300	3,707
Universal	43,100	2,527
Walgreen	144,800	6,916
Wal-Mart Stores	233,800	17,497
Weis Markets	37,000	1,514

		215,163

Energy — 3.6%
Cenovus Energy	28,200	844
Chevron	90,000	11,048
ConocoPhillips	132,300	8,115
Diamond Offshore Drilling	10,100	695
Exxon Mobil	166,200	15,036
Imperial Oil	64,400	2,508
TransCanada	66,900	3,067

		41,313

Financials — 16.7%
Alleghany *	16,405	6,398
Allied World Assurance Holdings	111,163	9,939
Allstate	83,500	4,028
American Campus Communities ‡	72,300	2,952
American Capital Agency	79,200	2,043
Arch Capital Group *	95,868	4,909
Axis Capital Holdings	75,200	3,276
BOK Financial	17,600	1,146
Canadian Imperial Bank of Commerce	40,100	3,040
CBOE Holdings	81,300	3,263
Chubb	75,000	6,533
Endurance Specialty Holdings	40,800	2,053
Equity Lifestyle Properties ‡	38,300	2,956
Erie Indemnity, Cl A	40,000	3,036
Essex Property Trust ‡	6,400	1,006
Everest Re Group	98,993	12,831
Federal Realty Investment Trust ‡	10,195	1,098
Fidelity National Financial, Cl A	108,509	2,855
First Citizens BancShares, Cl A	3,741	738
First Niagara Financial Group	337,200	3,294
Genworth MI Canada	22,800	538
Government Properties Income Trust ‡	56,000	1,361
Hancock Holding	102,400	2,924
Hanover Insurance Group	30,500	1,532
HCC Insurance Holdings	145,700	6,243
Home Properties ‡	50,839	3,089
Liberty Property Trust ‡	11,801	479
MFA Mortgage Investments ‡	260,700	2,289
Mid-America Apartment Communities ‡	48,891	3,323
National Bank of Canada	45,600	3,366
National Retail Properties ‡	33,500	1,202
PartnerRe	201,369	18,254
PennyMac Mortgage Investment Trust ‡	137,200	2,970
Piedmont Office Realty Trust, Cl A ‡	152,700	2,900
Platinum Underwriters Holdings	46,600	2,661
Plum Creek Timber ‡	58,739	2,802
Primerica *	71,100	2,504

1	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

U.S. Managed Volatility Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Prosperity Bancshares	63,500	$3,181
Public Storage ‡	13,767	2,090
Realty Income ‡	16,000	727
RenaissanceRe Holdings	158,845	13,654
Senior Housing Properties Trust ‡	35,200	910
Signature Bank NY *	42,400	3,272
Silver Bay Realty Trust ‡	9,496	169
Tanger Factory Outlet Centers ‡	94,916	3,273
TFS Financial *	298,000	3,272
Tompkins Financial	22,059	916
Tower Group International	21,187	410
Travelers	96,600	8,087
Two Harbors Investment ‡	270,600	2,985
Validus Holdings	274,205	9,902
Washington Federal	7,153	125
White Mountains Insurance Group	5,200	3,074

		191,878

Health Care — 14.6%
Abbott Laboratories	99,795	3,659
AbbVie	87,600	3,740
Actavis *	59,283	7,309
Aetna	84,900	5,126
AmerisourceBergen	256,471	13,870
Amgen	157,640	15,847
AstraZeneca ADR	107,100	5,489
Baxter International	38,600	2,715
Becton Dickinson	105,488	10,403
Cardinal Health	210,951	9,906
Celgene *	29,200	3,611
Cooper	15,400	1,740
Cubist Pharmaceuticals *	59,800	3,286
Eli Lilly	112,915	6,003
Endo Health Solutions *	26,900	976
Greatbatch *	40,900	1,317
Humana	12,600	1,018
Johnson & Johnson	168,942	14,222
Magellan Health Services *	33,800	1,842
McKesson	122,929	13,997
Medtronic	47,400	2,418
Merck	130,200	6,080
Orthofix International *	29,900	827
Patterson	79,400	3,103
PDL BioPharma	156,300	1,289
Pfizer	349,100	9,506
Quest Diagnostics	20,800	1,286
Techne	49,585	3,298
United Therapeutics *	48,800	3,244
UnitedHealth Group	47,100	2,950
WellPoint	37,800	2,910
Zimmer Holdings	58,300	4,577

		167,564

Industrials — 5.9%
Alliant Techsystems	45,600	3,580
C.H. Robinson Worldwide	50,900	2,886
Covanta Holding	32,600	666
Dun & Bradstreet	27,400	2,689
FTI Consulting *	42,400	1,611
General Dynamics	54,500	4,202

Description	Shares	Market Value ($ Thousands)

L-3 Communications Holdings, Cl 3	111,700	$9,504
Landstar System	49,400	2,608
Lockheed Martin	82,074	8,686
Northrop Grumman	102,800	8,470
Old Dominion Freight Line *	77,400	3,333
Raytheon	144,100	9,603
Rollins	137,200	3,466
TransDigm Group *	21,100	3,083
Verisk Analytics, Cl A *	54,900	3,229

		67,616

Information Technology — 8.2%
Activision Blizzard	214,200	3,091
Amdocs	363,453	12,975
AOL *	98,666	3,420
BMC Software *	64,400	2,917
Broadridge Financial Solutions	123,800	3,360
CACI International, Cl A *	23,100	1,482
Cisco Systems	325,100	7,828
CSG Systems International *	69,600	1,505
Dell	109,300	1,459
FLIR Systems	125,000	3,045
Global Payments	57,700	2,767
Harris	81,816	4,102
IAC	25,453	1,234
Ingram Micro, Cl A *	181,800	3,474
Intel	232,700	5,650
International Business Machines	59,152	12,305
Jack Henry & Associates	24,400	1,145
Microsoft	227,200	7,925
National Instruments	24,600	699
NeuStar, Cl A *	43,100	2,089
SAIC	443,100	6,425
Tech Data *	36,400	1,824
Total System Services	124,000	2,915

		93,636

Materials — 1.7%
Aptargroup	53,700	3,046
Ball	87,200	3,764
Barrick Gold	35,900	756
Bemis	69,000	2,701
Compass Minerals International	37,000	3,229
Greif, Cl A	11,500	599
Newmont Mining	50,483	1,731
Silgan Holdings	66,100	3,091

		18,917

Telecommunication Services — 2.6%
AT&T	130,700	4,573
BCE	17,900	800
NTT DOCOMO ADR	91,700	1,346
Rogers Communications, Cl B	67,800	3,083
SBA Communications, Cl A *	21,400	1,611
SK Telecom ADR	207,600	4,214
Verizon Communications	200,058	9,699
Vodafone Group ADR	141,800	4,105

		29,431

Utilities — 14.7%
AGL Resources	74,600	3,158
Alliant Energy	114,514	5,641

2	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

U.S. Managed Volatility Fund

May 31, 2013

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)

Ameren	112,600	$3,833
American Electric Power	144,905	6,640
American States Water	40,800	2,168
American Water Works	226,980	9,065
Atmos Energy	146,400	6,181
Cleco	62,400	2,840
CMS Energy	266,538	7,183
Consolidated Edison	138,467	7,902
DTE Energy	184,975	12,321
Edison International	294,275	13,519
El Paso Electric	37,100	1,328
Entergy	67,900	4,677
Great Plains Energy	72,400	1,634
Hawaiian Electric Industries	199,993	5,234
IDACORP	49,500	2,338
Integrys Energy Group	15,491	891
ITC Holdings	23,905	2,069
Laclede Group	73,500	3,479
NextEra Energy	75,794	5,731
NV Energy	180,700	4,236
Pepco Holdings	8,024	167
PG&E	131,500	5,906
Pinnacle West Capital	117,874	6,657
Portland General Electric	145,500	4,429
PPL	107,000	3,178
Public Service Enterprise Group	189,729	6,269
SCANA	36,492	1,841
Southern	59,572	2,615
UGI	107,524	4,106
Vectren	183,040	6,286
Westar Energy	65,646	2,082
WGL Holdings	26,000	1,116
Wisconsin Energy	185,188	7,557
Xcel Energy	160,428	4,607

		168,884

Total Common Stock (Cost $899,319) ($ Thousands)		1,067,098

CASH EQUIVALENT — 3.7%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.010% ** †	42,175,790	42,176

Total Cash Equivalent (Cost $42,176) ($ Thousands)		42,176

U.S. TREASURY OBLIGATION (A)(B) — 0.1%
U.S. Treasury Bills
0.075%, 06/27/2013	$1,513	1,513

Total U.S. Treasury Obligation (Cost $1,513) ($ Thousands)		1,513

Total Investments — 96.9% (Cost $943,008) ($ Thousands)		$1,110,787

A list of the open futures contracts held by the Fund at May 31, 2013, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation ($ Thousands)
S&P 500 Index EMINI	674	Jun-2013	$197

For the year ended May 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $1,145,980 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2013.

†	Investment in Affiliated Security (see Note 5).

‡	Real Estate Investment Trust.

(A)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(B)	The rate reported is the effective yield at time of purchase.

ADR — American Depositary Receipt

Cl — Class

S&P — Standard & Poors

The following is a list of the inputs used as of May 31, 2013, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,067,098	$—	$—	$1,067,098
Cash Equivalent	42,176	—	—	42,176
U.S. Treasury Obligation	—	1,513	—	1,513

Total Investments in Securities	$1,109,274	$1,513	$—	$1,110,787

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *	$197	$—	$—	$197

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $O or have been rounded to $O.

The accompanying notes are an integral part of the financial statements.

3	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

International Equity Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.2%

Australia — 2.9%
Alumina * (A)	24,308	$24
Amcor (A)	42,598	403
AMP (A)	15,099	74
APA Group (A)	5,483	34
Australia & New Zealand Banking Group (A)	4,340	113
Beach Energy (A)	20,242	23
Bendigo Bank (A)	1,747	17
BGP Holdings *	39,545	—
BHP Billiton ADR	4,700	307
BlueScope Steel * (A)	2,013	10
Boral (A)	21,629	94
Brambles (A)	139,484	1,217
Caltex Australia (A)	13,542	290
CFS Retail Property Trust Group (A)	5,135	10
Coca-Cola Amatil (A)	1,442	18
Cochlear (A)	1,415	87
Commonwealth Bank of Australia (A)	3,618	230
Crown (A)	4,650	57
CSL (A)	10,696	610
Dexus Property Group (A)	67,093	70
DuluxGroup (A)	6,048	26
Flight Centre (A)	1,228	46
Goodman Group ‡ (A)	37,964	186
GPT Group (A)	4,938	18
Iluka Resources (A)	31,285	330
Insurance Australia Group (A)	53,278	288
K&S (A)	2,648	4
Lend Lease Group (A)	7,432	71
Macquarie Group (A)	2,969	121
Newcrest Mining (A)	33,750	462
Qantas Airways * (A)	62,890	95
Ramsay Health Care (A)	3,067	101
Resolute Mining (A)	7,169	5
Stockland ‡(A)	1,088	4
Suncorp Group (A)	15,562	185
Tatts Group (A)	30,386	93
Telstra (A)	79,672	361
Toll Holdings (A)	1,676	8
Transurban Group (A)	6,537	43
Treasury Wine Estates (A)	3,330	19
Wesfarmers (A)	2,681	100
Westfield Group ‡(A)	9,699	107
Westfield Retail Trust (A)	36,464	107
Westpac Banking (A)	4,441	120
Woolworths (A)	952	30

		6,618

Austria — 0.3%
Andritz (A)	8,148	443
Erste Group Bank (A)	3,895	125
IMMOFINANZ (A)	20,683	84
OMV (A)	522	24
Raiffeisen International Bank Holding (A)	221	7

Description	Shares	Market Value ($ Thousands)

Vienna Insurance Group (A)	697	$34

		717

Belgium — 1.1%
Ageas (A)	13,450	492
Anheuser-Busch InBev (A)	3,667	337
Belgacom (A)	35,884	802
Colruyt (A)	12,070	614
Delhaize Group (A)	636	41
KBC Groep * (A)	5,785	229
Solvay (A)	190	27
UCB (A)	1,892	102

		2,644

Brazil — 0.4%
Banco Santander Brasil ADR	31,823	227
Centrais Eletricas Brasileiras *	69,683	180
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	5,724	281
Fibria Celulose ADR *	21,928	241
Petroleo Brasileiro ADR *	387	7
Tim Participacoes ADR	530	10

		946

Canada — 3.8%
Agrium	6,700	620
Bank of Nova Scotia	6,000	343
Barrick Gold	45,340	958
Cameco	26,210	568
Canadian Natural Resources	2,800	84
Canadian Pacific Railway	3,908	521
Canam Group *	700	6
Cenovus Energy	9,255	278
Dollarama	8,200	577
Equal Energy	1,590	6
Imperial Oil	14,700	576
Intertape Polymer Group	500	6
Kinross Gold	110,924	711
Magna International, Cl A	9,500	635
New Gold *	53,200	363
Silver Wheaton	17,200	409
Suncor Energy	32,250	980
Talisman Energy	29,238	341
Toronto-Dominion Bank	9,077	737

		8,719

China — 0.3%
Bank of China (A)	456,000	215
China First Chemical Holdings (A)	22,000	5
Huaneng Power International (A)	152,100	155
Industrial & Commercial Bank of China (A)	484,000	339
Shanghai Electric Group (A)	262,000	97

		811

Denmark — 0.9%
AP Moeller - Maersk, Cl B (A)	19	135
Carlsberg, Cl B (A)	544	52
Coloplast, Cl B (A)	3,012	171
Jyske Bank * (A)	14,200	559
Novo-Nordisk, Cl B (A)	3,227	522
PER Aarsleff, Cl B	73	7

1	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

International Equity Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

TrygVesta (A)	6,500	$544

		1,990

Finland — 0.3%
Cramo (A)	429	5
Huhtamaki (A)	2,060	39
Kone, Cl B (A)	1,329	116
Neste Oil (A)	1,193	17
Orion, Cl B (A)	2,576	63
Pohjola Bank, Cl A (A)	3,772	61
Sampo, Cl A (A)	3,260	132
Stora Enso, Cl R (A)	23,449	169
Tieto (A)	272	6
UPM-Kymmene (A)	4,618	49
Wartsila Abp, Cl B (A)	403	19

		676

France — 11.3%
Air France-KLM * (A)	3,331	32
Alstom (A)	7,796	292
Areva * (A)	12,755	212
Arkema (A)	13,470	1,382
Assystem	993	22
AtoS (A)	1,160	84
AXA (A)	34,421	693
BNP Paribas (A)	41,970	2,449
Boursorama * (A)	883	7
Bureau Veritas (A)	1,046	120
Capital Gemini (A)	897	44
Carrefour (A)	20,886	610
Cegid Group	983	19
CGG * (A)	586	14
Cie Lebon	48	7
Ciments Francais	109	6
CNP Assurances (A)	2,714	41
Compagnie Generale des Etablissements Michelin, Cl B (A)	4,291	374
Credit Agricole * (A)	26,385	246
Credit Agricole Ile de France	100	7
Credit Agricole Toulouse	66	5
Credit Industriel et Commercial	33	5
Danone (A)	4,000	294
Dassault Systemes (A)	236	30
Devoteam	486	6
Electricite de France (A)	13,502	305
Essilor International (A)	8,584	942
Eurazeo *	66	3
Eutelsat Communications (A)	13,428	416
Exel Industries, Cl A	113	5
Fonciere Des Regions ‡(A)	72	6
Gecina ‡(A)	475	58
Iliad (A)	326	68
Kering (A)	3,344	725
Klepierre ‡(A)	1,191	51
Lafarge (A)	4,436	316
Legrand (A)	19,422	949
Les Nouveaux Constructeurs Investissement	681	7
L’Oreal (A)	4,172	701
LVMH Moet Hennessy Louis Vuitton (A)	3,609	636
Montupet (A)	250	5

Description	Shares	Market Value ($ Thousands)

Nexity (A)	936	$33
Oeneo	1,550	6
Osiatis	432	5
Pernod-Ricard (A)	3,078	369
Plastic Omnium (A)	433	23
Publicis Groupe (A)	8,500	606
Renault (A)	1,528	118
Rexel (A)	38,327	864
Safran (A)	19,116	1,013
Sanofi-Aventis (A)	44,881	4,772
Schneider Electric (A)	27,868	2,199
SES Global (A)	2,439	72
Societe BIC (A)	20	2
Societe Generale (A)	6,612	263
Societe Internationale de Plantations d’Heveas	73	6
Sodexo (A)	9,573	813
Sword Group	327	5
Technip (A)	4,994	554
Teleperformance (A)	276	13
Thales (A)	7,679	372
Total (A)	20,450	1,019
Unibail-Rodamco (A)	349	85
Valeo (A)	125	8
Vallourec (A)	6,173	334
Vivendi (A)	13,850	270
Wendel (A)	845	93

		26,111

Germany — 9.0%
Adidas (A)	6,912	749
Allianz (A)	2,984	460
BASF (A)	1,176	114
Bayer (A)	14,999	1,598
Bayerische Motoren Werke (A)	570	54
Borussia Dortmund GmbH & KGaA (A)	3,568	15
Brenntag (A)	4,954	752
Commerzbank * (A)	17,030	175
Constantin Medien *	2,771	5
Continental (A)	7,208	940
DaimlerChrysler (A)	28,422	1,800
Deutsche Bank (A)	21,615	1,001
Deutsche Boerse (A)	18,918	1,216
Deutsche Lufthansa * (A)	25,178	539
Deutsche Post (A)	24,468	615
Deutsche Telekom (A)	114	1
E.ON (A)	10,552	177
Fresenius (A)	323	38
Fresenius Medical Care (A)	3,360	227
GEA Group (A)	19,526	706
Gildemeister (A)	1,037	24
Grammer (A)	513	18
Hannover Rueckversicherung (A)	1,432	107
HeidelbergCement (A)	14,666	1,102
Henkel (A)	1,557	126
Infineon Technologies (A)	87,142	739
Kabel Deutschland Holding (A)	1,552	146
Lanxess (A)	1,276	94
Linde (A)	8,631	1,648
Merck KGaA (A)	2,570	406
Muenchener Rueckversicherungs (A)	5,317	989

2	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

International Equity Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

SAP (A)	8,450	$630
SAP ADR	7,500	551
Siemens (A)	19,052	2,003
Sixt (A)	887	20
Suedzucker (A)	5,949	201
Symrise (A)	17,734	721
ThyssenKrupp * (A)	657	13
Ultrasonic * (A)	495	7
Volkswagen (A)	173	37

		20,764

Greece — 0.0%
Hellenic Telecommunications Organization * (A)	1,777	16
OPAP (A)	2,814	23

		39

Hong Kong — 3.2%
AIA Group (A)	199,000	880
Asia Orient Holdings * (A)	40,000	7
BOC Hong Kong Holdings (A)	15,500	52
Chaoda Modern Agriculture *	1,048,000	—
Cheung Kong Holdings (A)	4,000	56
China Merchants Holdings International (A)	90,000	297
China Mobile (A)	47,100	498
China Mobile ADR	15,600	808
CNOOC (A)	398,000	697
First Pacific (A)	36,000	48
Galaxy Entertainment Group * (A)	52,000	270
Hang Seng Bank (A)	3,300	53
Henderson Land Development (A)	22,000	154
HKT Trust (A)	51,000	58
Hong Kong & China Gas (A)	24,500	69
Hong Kong Exchanges and Clearing (A)	1,200	20
Hongkong Land Holdings (A)	91,000	629
Hopewell Holdings (A)	15,000	54
Hopewell Hong Kong Properties * (B)	600	—
Hutchison Whampoa (A)	2,600	27
Hysan Development (A)	11,000	49
Jardine Matheson Holdings (A)	9,300	610
Jardine Strategic Holdings (A)	23,021	921
Kerry Properties (A)	11,000	45
MGM China Holdings * (A)	2,400	6
MTR (A)	4,000	16
New World Development (A)	104,000	165
Power Assets Holdings (A)	6,500	57
SJM Holdings (A)	24,000	65
Sun Hung Kai Properties (A)	6,000	79
Swire Pacific, Cl A (A)	1,000	13
Swire Properties (A)	17,400	54
Wharf Holdings (A)	18,000	159
Wheelock (A)	22,000	123
Yue Yuen Industrial Holdings (A)	123,000	358

		7,397

India — 0.4%
Idea Cellular * (A)	363,003	842

Indonesia — 0.1%

Description	Shares	Market Value ($ Thousands)

Bank Mandiri Persero (A)	341,400	$337

Ireland — 0.5%
Dragon Oil (A)	16,800	158
James Hardie Industries (A)	10,374	98
Kerry Group, Cl A	412	23
Ryanair Holdings ADR *	10,300	503
Seagate Technology	232	10
Smurfit Kappa Group (A)	22,266	370

		1,162

Israel — 1.3%
Bank Hapoalim * (A)	7,873	36
Bank Leumi Le-Israel * (A)	8,439	30
Bezeq Israeli Telecommunication (A)	429,205	555
Check Point Software Technologies *	31,351	1,570
Teva Pharmaceutical Industries ADR	20,061	766

		2,957

Italy — 1.1%
Assicurazioni Generali (A)	1,318	24
Atlantia (A)	3,625	62
Banca Intesa (A)	79,900	149
Banche Popolari Unite (A)	4,153	18
Banco Popolare Scarl * (A)	17,221	25
Enel (A)	87,752	329
ERG (A)	22,620	228
Exor (A)	7,727	244
Fiat * (A)	7,320	57
Fiat Industrial (A)	954	11
Finmeccanica * (A)	43,578	240
FNM * (A)	19,072	6
Iren * (A)	4,385	5
Luxottica Group (A)	105	5
Mediobanca (A)	12,630	83
Prysmian (A)	262	6
Safilo Group * (A)	719	14
Snam (A)	116,564	551
Telecom Italia (A)	666,618	411
UniCredit (A)	8,408	47

		2,515

Japan — 15.7%
AEON Financial Service (A)	900	24
Aeon Mall (A)	1,500	39
Aichi Electric (A)	2,000	6
Alfresa Holdings (A)	1,100	57
Alpen (A)	1,800	35
Alps Logistics (A)	600	6
Amada (A)	2,000	14
Anabuki Kosan (A)	2,000	7
Aoyama Trading (A)	700	19
Arakawa Chemical Industries (A)	1,700	14
Arcland Sakamoto (A)	1,600	30
Asics (A)	2,700	41
Astellas Pharma (A)	20,900	1,062
AT-Group (A)	3,000	51
Bank of Yokohama (A)	28,000	136
Benesse (A)	14,100	518
Bridgestone (A)	28,700	927

3	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

International Equity Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

CAC (A)	1,900	$17
Calsonic Kansei (A)	23,000	99
Casio Computer (A)	5,300	47
C-Cube (A)	2,600	13
Central Japan Railway (A)	3,500	383
Chiyoda (A)	2,000	21
Chugai Pharmaceutical (A)	3,000	60
Credit Saison (A)	300	7
Dai Nippon Printing (A)	57,500	487
Daicel (A)	4,000	32
Daihatsu Diesel Manufacturing (A)	1,000	5
Daihatsu Motor * (A)	8,000	169
Daiichi Jitsugyo (A)	2,000	9
Daiichi Kensetsu	1,200	12
Daiichi Sankyo (A)	9,900	162
Daikin Industries (A)	800	35
Dainippon Sumitomo Pharma (A)	8,400	115
Daito Trust Construction (A)	3,700	343
Daiwa House Industry (A)	24,000	451
Daiwa Securities Group * (A)	33,000	268
East Japan Railway (A)	8,000	589
FANUC * (A)	10,500	1,538
Fast Retailing (A)	100	33
Fuji Heavy Industries (A)	13,000	291
Fuji Soft (A)	500	11
FUJIFILM Holdings (A)	22,400	460
Fujitsu * (A)	21,000	86
Fukuda (A)	2,000	7
Grandy House (A)	2,700	10
Hachijuni Bank (A)	25,400	129
Hankyu Hanshin Holdings (A)	15,000	79
Haruyama Trading (A)	1,000	7
Hino Motors (A)	27,000	381
Hirose Electric (A)	100	13
Hiroshima Bank (A)	5,000	20
Hisamitsu Pharmaceutical (A)	1,000	49
Hitachi (A)	107,000	716
Hitachi Construction Machinery (A)	300	7
Hokuriku Gas (A)	5,000	13
Hulic (A)	4,200	35
IHI (A)	2,000	7
Iida Home Max (A)	3,700	55
IT Holdings (A)	7,000	97
Iwatani (A)	4,000	15
Japan Airlines (A)	1,900	97
Japan Carlit (A)	1,100	6
Japan Exchange Group (A)	100	9
Japan Prime Realty Investment, Cl A ‡ (A)	1	3
Japan Real Estate Investment, Cl A ‡ (A)	1	10
Japan Retail Fund Investment, Cl A ‡ (A)	40	76
JFE Holdings * (A)	300	6
JGC (A)	36,000	1,188
Kamei (A)	600	5
Kanematsu * (A)	20,000	24
Kansai Paint (A)	69,000	887
Kao (A)	10,000	312
KDDI (A)	23,700	1,064

Description	Shares	Market Value ($ Thousands)

Keio (A)	1,000	$7
Keyence (A)	2,800	850
Kikkoman (A)	1,000	16
Kobe Steel * (A)	6,000	8
Kohsoku (A)	700	6
KU Holdings (A)	800	7
Kubota (A)	4,000	58
KVK (A)	1,000	6
Lawson (A)	5,200	376
LIXIL Group (A)	100	2
Mabuchi Motor (A)	17,700	841
Maezawa Kyuso Industries (A)	400	5
Makita (A)	3,800	202
Marubeni (A)	1,000	7
Maruka Machinery (A)	400	5
Maruzen - General Commercial Kitchen Appliances & Equipment (A)	1,000	8
Matsui Construction (A)	2,000	7
Mazda Motor * (A)	25,000	96
Miraca Holdings (A)	7,800	335
Misawa Homes (A)	4,300	91
Mitsubishi Estate (A)	3,000	73
Mitsubishi Heavy Industries (A)	3,000	18
Mitsubishi Logistics (A)	3,000	41
Mitsubishi Tanabe Pharma (A)	17,900	227
Mitsui Engineering & Shipbuilding (A)	3,000	5
Mitsui Fudosan (A)	4,000	110
Mitsui Sumitomo Insurance Group Holdings (A)	25,500	622
Mitsui Trust Holdings (A)	107,610	439
Mizuho Financial Group (A)	7,100	13
Namco Bandai Holdings (A)	3,600	58
NEC Fielding (A)	1,900	23
Nihon Unisys (A)	2,600	23
Nintendo (A)	4,600	452
Nippo (A)	6,000	77
Nippon Building Fund, Cl A ‡ (A)	2	20
Nippon Road (A)	4,000	20
Nippon Telegraph & Telephone (A)	22,900	1,124
Nippon Telegraph & Telephone ADR	21,343	528
Nitto Denko (A)	1,200	71
Nomura Holdings * (A)	37,900	286
Nomura Real Estate Holdings (A)	7,100	157
North Pacific Bank (A)	42,400	139
NTT Data (A)	17	57
NTT Urban Development (A)	4	5
Nuflare Technology (A)	1	8
Obayashi (A)	2,000	10
Onoken (A)	700	7
Oriental Land (A)	300	41
ORIX (A)	1,300	17
Otsuka (A)	300	28
Otsuka Holdings (A)	5,500	175
Panasonic * (A)	26,000	197
Park24 (A)	1,500	28
Relo Holdings (A)	400	18
Ricoh (A)	4,000	46
Rohm (A)	8,100	294

4	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

International Equity Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Sankyo (A)	5,700	$249
Santen Pharmaceutical (A)	6,200	247
Sato Shoji (A)	1,100	6
Secom (A)	8,000	401
Seibu Electric Industry (A)	3,000	12
Seino Holdings (A)	13,000	99
Sekisui Chemical (A)	64,000	633
Sekisui House (A)	21,000	271
Seven & I Holdings (A)	32,100	1,085
Shimano (A)	100	8
Shin-Etsu Chemical * (A)	11,200	698
Shinko Shoji (A)	700	6
Shinsho (A)	3,000	5
Shionogi (A)	4,300	80
Shiseido (A)	46,300	655
Showa (A)	5,200	63
SMC (A)	10,100	1,906
Softbank * (A)	9,100	452
Sojitz (A)	69,100	119
Sony (A)	6,300	124
Sony Financial Holdings (A)	500	7
Sugi Holdings (A)	9,800	326
Sumitomo Forestry (A)	1,800	21
Sumitomo Metal Mining (A)	1,000	13
Sumitomo Mitsui Financial Group (A)	33,800	1,327
Sumitomo Realty & Development (A)	4,000	152
Suruga Bank (A)	4,000	60
Suzuken (A)	2,100	66
Suzuki Motor (A)	29,100	704
Sysmex (A)	1,000	65
T&D Holdings (A)	400	5
Tachibana Eletech (A)	900	8
Tachikawa (A)	1,200	6
Taiyo Nippon Sanso (A)	1,000	7
Tobu Railway (A)	4,000	21
Toho Holdings (A)	4,700	84
Tokyo Electron (A)	9,700	475
Tokyu (A)	5,000	31
Tokyu Land (A)	9,000	81
Toshiba (A)	1,000	5
Toshiba TEC (A)	7,000	36
Toyoda Gosei (A)	200	5
Toyota Motor (A)	38,800	2,253
Toyota Motor ADR	3,160	371
Toyota Tsusho (A)	5,600	147
Tsumura (A)	1,600	45
Wacoal Holdings (A)	26,723	269
Warabeya Nichiyo (A)	1,700	28
Yachiyo Industry (A)	900	7
Yakult Honsha (A)	1,400	59
Yamaha Motor (A)	1,600	25
Yaskawa Electric (A)	1,000	12
Yokogawa Electric (A)	1,900	23
Yuasa Trading (A)	5,000	9

		36,318

Jersey — 0.0%
Randgold Resources (A)	157	13

Mexico — 0.0%

Description	Shares	Market Value ($ Thousands)

Bio Pappel *	2,246	$5
Grupo Financiero Banorte, Ser O	11,900	76
Industrias Bachoco	5,443	15

		96

Netherlands — 5.1%
Aegon (A)	58,923	401
Akzo Nobel (A)	34,413	2,195
ASML Holding (A)	7,004	578
Boskalis Westminster (A)	366	15
European Aeronautic Defense and Space (A)	8,576	492
Gemalto	2,212	185
Heineken (A)	11,529	800
Heineken Holding (A)	282	16
ING Groep * (A)	54,362	505
KAS Bank ADR	1,202	14
Koninklijke Ahold (A)	71,717	1,160
Koninklijke DSM (A)	2,936	192
Koninklijke Philips (A)	4,438	125
Koninklijke Vopak (A)	1,260	76
LyondellBasell Industries, Cl A	287	19
NXP Semiconductor *	351	11
Randstad Holding (A)	1,482	63
Reed Elsevier (A)	87,413	1,429
Tetragon Financial Group	568	6
TNT * (A)	152,955	414
TNT Express (A)	106,172	814
Unilever (A)	38,739	1,578
Wolters Kluwer (A)	38,585	841

		11,929

New Zealand — 0.1%
Contact Energy (A)	7,115	29
Fletcher Building (A)	17,477	116

		145

Norway — 1.8%
Aker Solutions (A)	547	8
DnB (A)	124,523	2,008
Gjensidige Forsikring (A)	5,100	77
Orkla (A)	65,560	550
Seadrill (A)	5,909	238
Statoil (A)	55,740	1,255
Telenor (A)	1,118	24

		4,160

Portugal — 0.1%
Energias de Portugal (A)	31,206	100
Galp Energia SGPS, Cl B (A)	3,605	59

		159

Russia — 0.7%
Gazprom OAO ADR *	44,534	337
NovaTek OAO GDR (A)	2,335	259
Sberbank of Russia ADR *	87,748	1,071

		1,667

Singapore — 1.2%
CapitaCommercial Trust ‡ (A)	47,000	56
CapitaLand (A)	52,000	141
ComfortDelGro (A)	35,000	53
DBS Group Holdings (A)	30,000	406
Keppel (A)	15,180	126

5	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

International Equity Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Keppel Land (A)	19,000	$56
Keppel REIT	3,036	4
New Toyo International Holdings (A)	48,000	12
SembCorp Industries (A)	109,000	417
SembCorp Marine (A)	150,000	512
Singapore Airlines (A)	52,000	440
Singapore Technologies Engineering (A)	32,000	103
Singapore Telecommunications (A)	2,000	6
STATS ChipPAC * (A)	32,000	10
UE E&C (A)	10,000	6
United Overseas Bank (A)	22,300	376
UOL Group (A)	11,000	58

		2,782

South Africa — 0.1%
Gold Fields (A)	37,700	229
Impala Platinum Holdings (A)	7,600	80

		309

South Korea — 1.8%
Hana Financial Group (A)	190	6
Hyundai Motor * (A)	4,109	764
KB Financial Group ADR	7,284	238
KT ADR	31,600	533
KT&G	9,652	680
LG.Philips LCD * (A)	7,480	206
Samsung Electronics * (A)	1,119	1,508
SK Telecom ADR	18,064	367

		4,302

Spain — 0.9%
Acciona (A)	278	17
ACS Actividades Construcciones y Servicios (A)	463	13
Amadeus IT Holding, Cl A (A)	5,239	159
Banco Bilbao Vizcaya Argentaria (A)	2,229	21
Banco Popular Espanol * (A)	219,292	181
Banco Santander Central Hispano (A)	1,482	10
Distribuidora Internacional de Alimentacion (A)	14,960	117
Enagas (A)	3,393	84
Ferrovial (A)	7,036	113
Gas Natural (A)	2,310	48
Grifols (A)	3,151	115
Iberdrola (A)	4,222	23
Inditex (A)	785	97
Indra Sistemas (A)	45,800	598
Red Electrica (A)	398	21
Tecnicas Reunidas (A)	10,281	495
Zardoya Otis (A)	2,184	30

		2,142

Sweden — 2.4%
Assa Abloy, Cl B (A)	3,461	138
Atlas Copco, Cl B (A)	81	2
Boliden (A)	2,217	32
Electrolux, Cl B (A)	12,791	343
Elekta, Cl B (A)	44,434	674
Getinge, Cl B (A)	1,085	32

Description	Shares	Market Value ($ Thousands)

Hexagon, Cl B (A)	3,366	$97
Investor, Cl B (A)	1,325	38
Lundin Petroleum * (A)	1,037	21
Nordea Bank (A)	71,622	877
Sandvik (A)	42,851	598
Skandinaviska Enskilda Banken, Cl A (A)	68,737	713
Svenska Cellulosa, Cl B (A)	2,705	67
Svenska Handelsbanken, Cl A (A)	2,610	112
Swedbank, Cl A (A)	25,984	616
Telefonaktiebolaget LM Ericsson, Cl B (A)	89,580	1,049
Telefonaktiebolaget LM Ericsson ADR	23,216	271

		5,680

Switzerland — 8.7%
Actelion (A)	176	11
Baloise Holding (A)	873	85
Coca-Cola HBC *	927	26
Compagnie Financiere Richemont (A)	1,533	135
Credit Suisse Group (A)	13,181	388
EMS-Chemie Holding (A)	190	56
Givaudan (A)	1,455	1,868
Holcim (A)	213	16
Julius Baer Group * (A)	17,719	697
Lonza Group (A)	148	11
Nestle (A)	30,099	1,987
Novartis (A)	35,181	2,511
OC Oerlikon (A)	18,752	226
Partners Group Holding (A)	2,358	598
Roche Holding (A)	17,457	4,313
Schindler Holding	334	48
SGS (A)	541	1,208
Sika (A)	298	731
Sulzer (A)	6,519	1,085
Swatch Group (A)	75	7
Swiss Life Holding (A)	2,095	346
Swiss Re (A)	2,420	177
Syngenta (A)	2,006	780
UBS	85,143	1,490
Weatherford International *	18,863	254
Zurich Insurance Group (A)	4,169	1,099

		20,153

Taiwan — 0.1%
United Microelectronics ADR	72,529	157

Thailand — 0.0%
Krung Thai Bank (A)	15,800	12

Turkey — 0.1%
Turkiye Is Bankasi, Cl C (A)	40,696	150

United Kingdom — 18.5%
3i Group (A)	19,426	100
Aberdeen Asset Management (A)	23,778	167
Afren * (A)	193,790	381
Aggreko (A)	183	5
Amlin (A)	114,563	721

6	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

International Equity Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Antofagasta (A)	1,616	$23
ARM Holdings (A)	5,771	84
Associated British Foods (A)	19,808	542
AstraZeneca (A)	10,630	543
Aviva (A)	147,280	739
Babcock International Group (A)	7,978	140
BAE Systems (A)	100,500	613
Balfour Beatty (A)	225,037	787
Barclays (A)	371,097	1,774
Barratt Developments * (A)	34,091	164
Beazley (A)	1,968	7
BG Group (A)	120,298	2,190
BHP Billiton (A)	50,472	1,448
BP (A)	79,076	564
BP PLC ADR	5,636	242
British American Tobacco (A)	24,629	1,350
British Land ‡ (A)	2,547	24
British Polythene Industries (A)	806	7
British Sky Broadcasting Group (A)	583	7
BT Group, Cl A (A)	51,114	232
Bunzl (A)	39,759	772
Capita (A)	48,921	711
Carnival (A)	4,805	160
Centamin * (A)	22,576	13
Centrica (A)	118,328	679
Compass Group (A)	9,376	123
Diageo (A)	35,576	1,049
Experian (A)	37,081	680
Fresnillo (A)	2,064	36
GlaxoSmithKline (A)	17,319	447
Hammerson ‡ (A)	6,484	50
Hargreaves Lansdown (A)	5,247	76
Hill & Smith Holdings	928	6
Home Retail Group (A)	333,386	787
HSBC Holdings	212,689	2,329
ICAP (A)	82,885	457
IMI (A)	1,711	33
Imperial Tobacco Group (A)	6,076	218
Inmarsat (A)	10,612	98
InterContinental Hotels Group (A)	2,994	86
International Consolidated Airlines Group * (A)	3,881	16
Intertek Group (A)	3,579	174
ITV (A)	65,645	130
J Sainsbury (A)	17,507	99
Johnson Matthey (A)	2,115	81
Kingfisher (A)	1,348	7
Land Securities Group ‡ (A)	4,335	61
Legal & General Group (A)	70,198	189
Lloyds Banking Group * (A)	1,096,961	1,017
Marks & Spencer Group (A)	454	3
Michael Page International (A)	90,844	526
Micro Focus International (A)	2,429	25
Mondi (A)	6,088	80
National Grid (A)	2,181	26
Next (A)	3,680	257
Novae Group	1,125	8
Old Mutual (A)	45,643	141
Pearson (A)	441	8
Persimmon * (A)	3,156	58
Petrofac (A)	63,155	1,281

Description	Shares	Market Value ($ Thousands)

Premier Oil (A)	114,112	$619
Prudential (A)	61,729	1,036
QinetiQ (A)	35,860	100
Rank Group	2,046	5
Reed Elsevier (A)	73,160	816
Rexam (A)	72,623	580
Rio Tinto (A)	24,436	1,042
Rolls-Royce Holdings (A)	40,650	736
Royal Bank of Scotland Group * (A)	21,073	106
Royal Dutch Shell, Cl A (A)	26,128	870
Royal Dutch Shell, Cl A (GBP) (A)	26,315	874
Royal Dutch Shell, Cl B (A)	15,178	522
Royal Dutch Shell ADR, Cl B	5,625	387
SABMiller (A)	15,029	754
Schroders (A)	7,041	251
Shire (A)	24,451	803
SIG (A)	2,784	7
SSE (A)	318	7
Standard Life (A)	57,646	340
Subsea 7 * (A)	26,430	580
Synthomer (A)	8,047	25
Tate & Lyle (A)	2,664	33
Taylor Wimpey PLC (A)	32,793	49
Tesco (A)	314,694	1,739
Tullow Oil (A)	26,981	424
Unilever (A)	19,874	833
United Utilities Group (A)	3,266	37
Vodafone Group (A)	494,036	1,429
Weir Group (A)	709	25
Whitbread (A)	4,215	183
William Hill (A)	37,213	248
Willis Group Holdings	12,300	480
Wolseley (A)	5,923	301
WPP (A)	46,044	782
Xchanging (A)	9,733	20

		42,894

United States — 1.0%
Addus HomeCare *	357	6
Alon USA Energy	4,211	77
Autoliv	5,000	392
Axis Capital Holdings	7,836	341
Computer Sciences	7,603	339
Delek US Holdings	259	9
Manning & Napier, Cl A	264	5
Manpowergroup	4,033	231
Marathon Petroleum	2,711	224
Newmont Mining	13,300	456
Northrop Grumman	702	58
Phillips 66	240	16
Renewable Energy Group *	860	12
Republic Airways Holdings *	2,063	22
TravelCenters of America *	1,128	13
US Concrete *	320	5
Valero Energy	246	10
Valueclick *	777	21

		2,237

Total Common Stock (Cost $214,206) ($ Thousands)		220,550

7	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

International Equity Fund

May 31, 2013

Description	Shares/Face Amount (1) (Thousands)	Market Value ($ Thousands)

PREFERRED STOCK — 0.6%

Germany — 0.6%
Bayerische Motoren Werke (A)	125	$9
Henkel (A)	5,064	486
Jungheinrich (A)	143	6
KSB (A)	9	5
Porsche Automobil Holding (A)	960	79
ProSiebenSat.1 Media (A)	2,192	87
Volkswagen (A)	3,257	705

Total Preferred Stock (Cost $1,266) ($ Thousands)		1,377

	Number Of Rights
RIGHTS — 0.0%

Italy — 0.0%
Exor, Expires 06/06/13	7,727	—
Exor (Preferred), Expires 06/06/13	7,727	—

Total Rights (Cost $—) ($ Thousands)		—

CASH EQUIVALENT — 1.4%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010% ** †	3,132,179	3,132

Total Cash Equivalent (Cost $3,132) ($ Thousands)		3,132

TIME DEPOSITS — 2.1%
Brown Brothers Harriman
4.150%, 06/01/2013 ZAR	6	1
1.903%, 06/01/2013 AUD	43	41
1.667%, 06/01/2013 NZD	27	22
0.484%, 06/01/2013 NOK	9	1
0.280%, 06/01/2013 CAD	—	—
0.100%, 06/01/2013 SEK	1	—
0.076%, 06/01/2013 GBP	27	40
0.030%, 06/01/2013	4,667	4,667
0.005%, 06/01/2013 HKD	87	11
0.005%, 06/01/2013 JPY	3,205	32
0.005%, 06/01/2013 SGD	1	1
0.001%, 06/01/2013 CHF	41	43
0.001%, 06/01/2013 EUR	78	101
(0.10)%, 06/01/2013 DKK	23	4

Total Time Deposits (Cost $4,964) ($ Thousands)		4,964

U.S. TREASURY OBLIGATION (C)(D) — 0.3%
U.S. Treasury Bills
2.766%, 06/27/2013	705	705

Total U.S. Treasury Obligation (Cost $705) ($ Thousands)		705

Total Investments — 99.6% (Cost $224,273) ($ Thousands)		$230,728

A list of the open futures contracts held by the Fund at May 31, 2013, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
Hang Seng Index	1	Jun-2013	$(2)
SPI 200 Index	4	Jun-2013	(5)
Topix Index	8	Jun-2013	(36)

			$(43)

For the year ended May 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $231,661 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2013.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 5).

(1)	In U.S. dollars unless otherwise indicated.

(A)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2013 was $199,028 ($ Thousands) and represented 85.9% of Net Assets.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	The rate reported is the effective yield at time of purchase.

ADR — American Depositary Receipt

ARM — Adjustable Rate Mortgage

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DKK — Danish Krone

EUR — Euro

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLC — Public Limited Company

REIT — Real Estate Investment Trust

SGD — Singapore Dollar

SEK — Swedish Krona

Ser — Series

SGD — Singapore Dollar

SPI — Share Price Index

ZAR — South African Rand

The following is a summary of the inputs used as of May 31, 2013, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$22,899	$197,651	$—	$220,550
Preferred Stock	—	1,377	—	1,377
Cash Equivalent	3,132	—	—	3,132
Time Deposits	4,964	—	—	4,964
U.S. Treasury Obligation	—	705	—	705

Total Investments in Securities	$30,995	$199,733	$—	$230,728

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *	$(43)	$—	$—	$(43)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

8	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

International Equity Fund

May 31, 2013

For the year ended May 31, 2013, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2013, there were transfers between Level 2 and Level 3 assets and liabilities. The transfers were due to changes in the availability of observable inputs used to determine fair value.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

9	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

World Equity Ex-US Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.5%

Argentina — 0.1%
MercadoLibre (A)	67,500	$7,737

Australia — 1.8%
Amcor (B)	967,139	9,141
Australia & New Zealand Banking Group ADR	830,800	21,759
Bendigo Bank (B)	46,797	440
BGP Holdings *	239,898	—
BHP Billiton ADR (A)	334,936	21,878
BlueScope Steel * (B)	197,656	985
Boral (B)	475,114	2,056
Caltex Australia (B)	698,894	14,933
CSL (B)	58,810	3,352
Downer EDI (B)	308,011	1,087
DuluxGroup (B)	625,671	2,739
Federation Centres ‡ (B)	1,083,678	2,573
NRW Holdings (B)	347,290	379
Nufarm (B)	93,961	408
Primary Health Care (B)	141,845	691
Qantas Airways * (B)	1,943,663	2,945
Resolute Mining (B)	1,184,013	881
Rio Tinto (B)	29,790	1,546
Sigma Pharmaceuticals (B)	489,088	374
Sims Group (A)(B)	302,197	2,784
Tabcorp Holdings (B)	454,670	1,428
Telstra (B)	829,590	3,758
Telstra ADR	559,600	12,585

		108,722

Austria — 1.1%
AMS (B)	3,657	350
Conwert Immobilien Invest (B)	949,560	11,046
Erste Group Bank (B)	607,386	19,452
OMV (B)	148,939	6,851
Schoeller-Bleckmann Oilfield Equipment (B)	276,236	28,255

		65,954

Belgium — 0.3%
Anheuser-Busch InBev (B)	117,815	10,818
Delhaize Group (A)(B)	74,919	4,763

		15,581

Brazil — 3.3%
Banco Bradesco ADR (A)	2,623,461	42,316
Banco do Brasil	2,421,000	28,541
Cia de Saneamento Basico do Estadode Sao Paulo ADR * (A)	3,140,670	39,949
Cia Paranaense de Energia ADR (A)	1,312,400	20,434
Cia Vale do Rio Doce ADR, Cl B (A)	1,303,500	18,770
Embraer ADR (A)	382,672	13,880
Kroton Educacional	304,100	4,382
Natura Cosmeticos	439,700	10,406
Petroleo Brasileiro ADR *	506,000	8,992
Tim Participacoes ADR	79,399	1,521
Totvs	951,523	16,487

		205,678

Canada — 4.7%
Agrium (A)	299,900	27,774

Description	Shares	Market Value ($ Thousands)

Canadian National Railway	190,453	$19,387
Canadian Tire, Cl A	6,500	524
Canfor *	185,800	3,125
CCL Industries, Cl B	5,700	364
Celestica *	139,300	1,289
Cenovus Energy	284,317	8,539
Dorel Industries, Cl B	21,800	870
Empire, Cl A	32,200	2,094
Genworth MI Canada	32,500	766
George Weston	4,900	395
Granite Real Estate Investment Trust ‡ (A)	24,932	923
Laurentian Bank of Canada	11,200	478
Lululemon Athletica * (A)	253,334	19,712
Magna International, Cl A (A)	543,000	36,260
Manulife Financial (A)	1,821,000	28,772
Methanex	89,000	3,950
Metro, Cl A	15,900	1,068
Norbord	35,235	1,156
Potash Corp of Saskatchewan	397,650	16,709
Quebecor, Cl B	72,600	3,250
Rogers Communications, Cl B	296,953	13,455
Royal Bank of Canada	105,400	6,275
Saputo	107,700	5,281
Suncor Energy	147,900	4,500
Superior Plus	37,800	436
Teck Cominco, Cl B	563,950	15,109
Toronto-Dominion Bank	271,600	21,959
Transcontinental, Cl A	20,300	242
Valeant Pharmaceuticals International *	315,020	29,074
West Fraser Timber	37,700	2,809
Yamana Gold	1,500,800	17,319

		293,864

Chile — 0.1%
Enersis ADR	230,029	3,855

China — 4.1%
Agricultural Bank of China (B)	909,000	423
Anhui Conch Cement (B)	5,179,500	16,756
Anton Oilfield Services Group (A)(B)	7,221,000	6,178
Baidu ADR *	170,152	16,444
Bank of China (B)	39,142,000	18,435
Bank of Communications (B)	1,141,000	869
China Construction Bank (B)	2,072,000	1,670
China Merchants Bank (B)	1,755,099	3,512
China Oilfield Services (B)	11,257,400	23,639
China Petroleum & Chemical (B)	22,116,900	22,555
China Shipping Container Lines * (A)(B)	42,678,900	10,823
Industrial & Commercial Bank of China (B)	55,654,402	38,938
Mindray Medical International ADR (A)	528,301	21,671
Shanghai Friendship Group, Cl B (B)	16,620	20
SINA *	89,500	5,164
Sinopharm Group (B)	3,233,386	8,712
Tencent Holdings (B)	757,400	29,811
Weichai Power (B)	5,469,600	20,069

1	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

World Equity Ex-US Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Yanzhou Coal Mining ADR (A)	727,900	$7,323

		253,012

Colombia — 0.3%
Bancolombia ADR, Cl R (A)	300,406	17,394

Czech Republic — 0.2%
Komercni Banka (B)	62,153	11,712

Denmark — 1.1%
AP Moeller - Maersk, Cl B (B)	207	1,475
Carlsberg, Cl B (B)	255,900	24,229
Coloplast, Cl B (B)	45,545	2,589
GN Store Nord (B)	203,565	3,885
Jyske Bank *(B)	5,865	231
Novo-Nordisk, Cl B (B)	166,672	26,933
Pandora (B)	237,780	8,189
Rockwool International, Cl B (B)	2,009	273

		67,804

Finland — 0.2%
Huhtamaki (B)	15,460	292
Konecranes (B)	72,020	2,469
Neste Oil (B)	17,217	249
Orion, Cl B (B)	40,639	997
Stora Enso, Cl R (A)(B)	929,110	6,703
Tieto (B)	10,912	223
UPM-Kymmene (A)(B)	198,080	2,103

		13,036

France — 3.6%
Air France-KLM * (B)	676,826	6,494
Air Liquide (B)	163,847	21,009
AtoS (B)	19,133	1,392
BNP Paribas (B)	178,866	10,437
Capital Gemini (B)	318,212	15,454
Compagnie Generale des Etablissements Michelin, Cl B (B)	201,900	17,569
Etablissements Maurel et Prom (B)	40,065	688
France Telecom ADR (A)	1,182,400	11,942
Iliad (B)	21,150	4,412
LVMH Moet Hennessy Louis Vuitton (B)	156,366	27,542
Publicis Groupe (B)	295,201	21,061
Rallye (B)	5,843	229
Renault (B)	108,973	8,386
Safran (B)	165,030	8,747
Sanofi-Aventis (B)	240,800	25,602
Societe Generale (B)	379,686	15,099
Technicolor * (B)	55,226	234
Teleperformance (B)	193,007	9,058
Thales (B)	57,065	2,762
Total (B)	185,610	9,250
Valeo (B)	57,596	3,827

		221,194

Germany — 7.9%
Aareal Bank * (B)	25,770	634
Adidas (B)	462,997	50,194
Allianz (B)	101,821	15,683
BASF (B)	287,873	27,819
Beiersdorf (B)	59,805	5,378

Description	Shares	Market Value ($ Thousands)

Celesio (B)	102,453	$2,099
Deutsche Bank (B)	525,528	24,347
Deutsche Boerse (B)	414,300	26,632
Deutsche Lufthansa * (B)	963,214	20,606
Duerr (B)	47,320	3,059
E.ON (B)	70,196	1,179
Freenet * (B)	198,591	4,231
Fresenius Medical Care (B)	317,484	21,493
GEA Group (B)	751,622	27,203
Gerresheimer (B)	9,019	537
Gildemeister (B)	37,137	849
Hannover Rueckversicherung (B)	9,392	705
Henkel (B)	332,600	26,975
Hugo Boss (A)(B)	226,354	25,131
Kabel Deutschland Holding (B)	277,699	26,073
KUKA * (B)	28,658	1,351
Leoni (B)	5,676	282
Merck KGaA (B)	71,544	11,291
Muenchener Rueckversicherungs (B)	117,048	21,769
Norddeutsche Affinerie (B)	127,186	7,612
Rheinmetall (B)	85,761	4,261
SAF-Holland * (B)	28,897	287
SAP (A)(B)	637,530	47,574
Siemens (B)	388,581	40,843
Suedzucker (B)	250,310	8,445
Symrise (B)	762,589	30,989
TUI * (B)	295,329	3,584
United Internet (B)	58,779	1,664

		490,779

Hong Kong — 3.2%
AIA Group (B)	6,771,340	29,935
Chaoda Modern Agriculture *	52,790	—
CLP Holdings (B)	567,500	4,782
CNOOC (B)	9,720,274	17,027
Daphne International Holdings (B)	15,184,000	13,684
First Pacific (B)	20,967,289	27,749
Hang Seng Bank (B)	751,600	12,064
Hong Kong Exchanges and Clearing (B)	1,221,177	20,442
Jardine Matheson Holdings (B)	405,429	26,606
Melco Crown Entertainment ADR *	218,420	5,194
Orient Overseas International (B)	3,815,500	23,913
Power Assets Holdings (B)	581,500	5,108
SJM Holdings (B)	1,437,000	3,899
Skyworth Digital Holdings (B)	3,922,000	2,630
Sun Hung Kai Properties (B)	392,000	5,187

		198,220

India — 1.4%
Axis Bank (B)	998,967	25,205
HCL Technologies (B)	55,782	734
ICICI Bank ADR	921,352	41,433
Indian Bank (B)	90,444	227
ITC (B)	783,210	4,709
Lupin (B)	26,129	340
Tata Motors ADR	451,700	12,390

		85,038

Indonesia — 1.1%
Bank Rakyat Indonesia Persero (B)	32,579,742	29,460
Kalbe Farma (B)	185,268,345	27,348
Telekomunikasi Indonesia Persero (B)	2,990,000	3,357

2	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

World Equity Ex-US Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Telekomunikasi Indonesia Persero ADR	101,663	$4,595

		64,760

Ireland — 0.7%
Accenture, Cl A (A)	224,033	18,395
ICON *	794,178	27,272

		45,667

Israel — 0.6%
Bank Hapoalim * (B)	766,649	3,542
Israel Chemicals (B)	934,480	10,377
Teva Pharmaceutical Industries ADR	569,900	21,770

		35,689

Italy — 0.9%
Azimut Holding (B)	326,230	6,162
Brembo (B)	17,559	289
Exor (B)	206,377	6,522
Fiat * (A)(B)	502,522	3,927
Gtech Spa * (B)	110,189	2,955
Mediaset * (B)	171,175	530
Safilo Group * (B)	20,195	385
Saipem (B)	399,430	10,621
Tod’s (B)	178,892	25,464

		56,855

Japan — 12.8%
Aeon (B)	49,600	576
Alfresa Holdings (B)	106,500	5,506
Alpen (B)	13,300	255
Alpine Electronics (B)	80,100	746
Aoyama Trading (B)	29,400	809
Arnest One (B)	68,600	1,235
Asahi Kasei (B)	273,000	1,827
Bridgestone (B)	455,215	14,700
Calsonic Kansei (B)	850,000	3,655
Canon Marketing Japan (B)	20,400	276
Central Glass (B)	73,000	224
Central Japan Railway (B)	52,200	5,718
Coca-Cola West (B)	45,600	807
COMSYS Holdings (B)	81,900	990
Daicel (B)	395,000	3,138
Daihatsu Motor * (B)	423,000	8,927
Daiichikosho	23,200	590
Daikyo (B)	1,523,000	4,518
Dainippon Sumitomo Pharma (B)	441,300	6,065
Daito Trust Construction (B)	179,400	16,611
Daiwa House Industry (B)	908,000	17,071
Daiwa Securities Group * (B)	919,000	7,478
DCM Holdings (B)	66,300	500
Denso (B)	849,400	34,913
Dowa Holdings (B)	389,000	3,209
FANUC * (B)	80,711	11,825
Fuji Electric * (B)	324,000	1,049
Fuji Soft (B)	11,300	242
Fujitsu * (B)	1,051,000	4,328
Hino Motors (B)	373,000	5,265
HIS (B)	97,900	3,891
Hitachi (B)	7,578,300	50,746
Honda Motor ADR (A)	441,429	16,584
Hoosiers Holdings	32,800	323
Idemitsu Kosan (B)	3,500	282
IHI (B)	159,000	579

Description	Shares	Market Value ($ Thousands)

Ines (B)	34,900	$247
IT Holdings (B)	195,100	2,706
Iwatani (B)	101,000	376
Izumi (B)	19,200	458
Japan Airlines (B)	316,600	16,145
Japan Exchange Group (B)	285,500	26,175
Jin (A)(B)	45,500	2,355
KDDI (B)	859,416	38,572
Komatsu (B)	1,372,471	34,192
Kubota (B)	793,779	11,438
Kyokuto Securities * (B)	12,200	224
Kyowa Exeo (B)	71,400	786
Kyowa Hakko Kirin (B)	22,000	245
Maeda Road Construction (B)	87,000	1,142
Matsumotokiyoshi Holdings (B)	16,700	416
Mazda Motor * (B)	537,000	2,055
Medipal Holdings (B)	541,900	7,188
MEIJI Holdings (B)	6,000	262
Misawa Homes (B)	98,000	2,073
Mitsubishi UFJ Financial Group (B)	5,588,056	32,264
Mitsui ADR	82,300	21,028
Mitsui Engineering & Shipbuilding (B)	225,000	363
Mitsui Matsushima (B)	258,000	406
Mitsui Trust Holdings (B)	9,067,046	36,956
Mizuho Financial Group (B)	12,193,700	23,096
Morinaga Milk Industry (B)	80,000	226
Nagoya Railroad (B)	90,000	235
Namco Bandai Holdings (B)	522,600	8,427
NEC Capital Solutions (B)	9,300	214
NEC Networks & System Integration (B)	39,800	846
Nichii Gakkan (B)	250,400	2,281
Nichirei (B)	45,000	222
Nihon Unisys (B)	28,300	256
Nippo (B)	166,000	2,137
Nippon Flour Mills (B)	78,000	368
Nippon Steel & Sumitomo Metal * (B)	5,387,000	13,435
Nippon Telegraph & Telephone (B)	439,900	21,584
Nissan Tokyo Sales Holdings (B)	327,000	1,039
Nitto Denko ADR	834,060	24,830
NOF (B)	45,000	236
Nomura Holdings * (B)	760,200	5,735
Nomura Real Estate Holdings (B)	165,600	3,653
North Pacific Bank (B)	224,800	735
Otsuka (B)	20,100	1,853
Otsuka Holdings (B)	22,100	705
Pigeon (B)	22,400	1,786
Resona Holdings (B)	208,000	928
Round One (B)	72,600	446
SCSK (B)	13,100	264
Secom (B)	473,100	23,735
Sega Sammy Holdings (B)	537,300	12,700
Seino Holdings (B)	201,000	1,529
Shimachu (B)	17,100	423
Showa (B)	20,600	253
Showa Shell Sekiyu (B)	51,500	405
SKY Perfect JSAT Holdings (B)	4,256	1,824
Softbank * (B)	711,130	35,363
Sojitz (B)	1,858,000	3,186
Sumitomo Forestry (B)	25,500	298
Sumitomo Mitsui Financial Group (B)	192,400	7,557
Suzuken (B)	146,000	4,603

3	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

World Equity Ex-US Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Sysmex (B)	410,574	$26,797
Takashimaya (B)	69,000	637
Toagosei (B)	341,000	1,394
Toho Holdings (B)	193,600	3,455
Tokai Tokyo Securities * (B)	2,997,200	20,200
Token (B)	4,540	227
Tokyo Seimitsu (B)	60,500	1,261
Toppan Printing (B)	36,000	233
Toshiba TEC (B)	168,000	852
Toyoda Gosei (B)	57,800	1,379
Toyota Motor (B)	730,109	42,389
Tsuruha Holdings (B)	37,900	3,036
UNY Group Holdings (B)	67,200	440
Wacom (B)	470,000	5,777
Watabe Wedding (B)	7,955	59
Zenkoku Hosho (B)	18,000	577

		789,656

Malaysia — 0.1%
Hong Leong Financial Group (B)	94,700	455
Malayan Banking (B)	1,853,900	6,095
RHB Capital (B)	180,000	509
Tenaga Nasional (B)	456,800	1,230

		8,289

Mexico — 0.6%
Alfa, Cl A	330,212	779
Grupo Financiero Banorte, Ser O	1,831,135	11,658
Grupo Financiero Santander Mexico ADR *	757,193	11,979
Wal-Mart de Mexico	5,135,600	15,090

		39,506

Netherlands — 3.6%
AerCap Holdings *	63,374	1,098
ASML Holding (B)	262,891	21,695
Chicago Bridge & Iron	490,468	31,047
Core Laboratories (A)	324,577	44,714
European Aeronautic Defense and Space (A)(B)	375,514	21,560
Heineken Holding (B)	51,727	3,044
LyondellBasell Industries, Cl A (A)	429,325	28,614
Nutreco (B)	37,964	1,607
NXP Semiconductor *	940,980	29,029
Randstad Holding (B)	32,621	1,394
Reed Elsevier (B)	1,587,200	25,935
Ternium ADR	33,376	778
TomTom * (B)	49,095	256
Yandex, Cl A *	429,144	11,655

		222,426

New Zealand — 0.0%
Trade Me (B)	596,605	2,367

Norway — 2.0%
DnB (B)	2,181,356	35,174
DNO International * (B)	163,666	292
Norsk Hydro (A)(B)	3,021,328	13,656
Seadrill (B)	35,400	1,428
SpareBank 1 SMN (B)	33,373	289
Statoil (A)(B)	870,230	19,593
Statoil ADR (A)	1,872,022	42,158

Description	Shares	Market Value ($ Thousands)

Telenor (B)	563,800	$11,825

		124,415

Peru — 0.1%
Credicorp	37,380	5,144

Philippines — 0.0%
Metropolitan Bank & Trust (B)	107,000	319

Poland — 0.0%
Polski Koncern Naftowy Orlen * (B)	37,153	591
Tauron Polska Energia (B)	321,681	419

		1,010

Qatar — 0.4%
Industries Qatar QSC (B)	566,995	25,886

Russia — 0.7%
Lukoil ADR	411,081	24,069
Mail.ru Group GDR *	645,732	18,029

		42,098

Singapore — 1.6%
ComfortDelGro (B)	376,000	565
DBS Group Holdings (B)	1,842,000	24,926
Ezion Holdings (B)	3,077,000	5,513
Golden Agri-Resources (B)	48,399,700	21,963
Keppel (B)	2,786,647	23,053
United Overseas Bank ADR	719,200	24,323

		100,343

South Africa — 0.6%
Aspen Pharmacare Holdings (B)	184,255	3,792
Sasol ADR (A)	775,100	34,399
Telkom *	253,773	376

		38,567

South Korea — 3.8%
Hana Financial Group (B)	357,820	11,933
Hanjin Shipping * (B)	134,180	904
Hyundai Mobis (B)	87,123	21,790
Hyundai Motor * (B)	56,417	10,492
Kia Motors (B)	220,267	11,430
Kolao Holdings (B)	46,960	1,323
KT (B)	121,340	4,148
LG.Philips LCD * (B)	466,210	12,836
POSCO (B)	41,435	11,729
POSCO ADR (A)	284,200	20,079
Samsung Electronics (B)	55,820	75,210
SK Holdings * (B)	60,747	9,449
SK Telecom (B)	6,110	1,128
SK Telecom ADR (A)	1,270,400	25,789
Woori Finance Holdings (B)	372,880	3,884
Woori Finance Holdings ADR (A)	392,000	12,297

		234,421

Spain — 0.6%
Amadeus IT Holding, Cl A (A)(B)	1,105,901	33,656
Banco Popular Espanol * (B)	180	—
Grifols (B)	86,855	3,171

		36,827

Sweden — 2.3%

4	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

World Equity Ex-US Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Electrolux, Cl B (B)	60,554	$1,625
Getinge, Cl B (A)(B)	1,073,866	31,979
Hennes & Mauritz, Cl B (A)(B)	510,085	17,389
Hexagon, Cl B (A)(B)	910,351	26,314
Holmen, Cl B (A)(B)	30,513	825
Nordea Bank (B)	1,142,743	13,990
Skandinaviska Enskilda Banken, Cl A (B)	194,601	2,018
Svenska Cellulosa ADR	548,000	13,645
Swedbank, Cl A (B)	803,723	19,072
Telefonaktiebolaget LM Ericsson ADR (A)	1,575,600	18,387

		145,244

Switzerland — 6.2%
Actelion (B)	444,885	26,481
Bucher Industries (B)	1,014	237
Credit Suisse Group (B)	955,914	28,155
Credit Suisse Group ADR (A)	619,975	18,252
EMS-Chemie Holding (B)	11,430	3,377
Forbo Holding (B)	3,531	2,160
Georg Fischer (B)	5,364	2,456
Givaudan (B)	20,743	26,629
Julius Baer Group * (B)	312,572	12,301
Nestle (B)	204,401	13,493
Novartis (B)	347,512	24,806
Novartis ADR	360,626	25,879
OC Oerlikon (B)	604,741	7,285
Roche Holding (B)	284,021	70,173
Swatch Group, Cl B (B)	10,787	6,127
Swiss Life Holding (B)	38,451	6,352
Swiss Re (B)	94,182	6,892
Syngenta (B)	40,870	15,888
Transocean (A)	448,883	22,547
UBS (B)	1,762,492	30,817
Zurich Insurance Group ADR (A)	1,348,600	35,832

		386,139

Taiwan — 1.6%
Advanced Semiconductor Engineering	5,639,750	23,687
Fubon Financial Holding (B)	9,047,949	11,901
Hermes Microvision (B)	88,000	2,849
HON HAI Precision Industry (B)	1,853,000	4,688
Innolux * (B)	5,358,000	3,575
MediaTek (B)	2,176,000	26,862
Taishin Financial Holding (B)	2,389,610	1,022
Taiwan PCB Techvest * (B)	182,000	246
Taiwan Semiconductor Manufacturing ADR (A)	724,000	13,510
TPK Holding (B)	168,000	3,307
United Microelectronics (B)	3,643,000	1,600
United Microelectronics ADR	1,211,600	2,629

		95,876

Thailand — 1.1%
Advanced Info Service (B)	893,300	7,726
Airports of Thailand (B)	238,300	1,452
Bangkok Bank (B)	1,174,300	7,931
CP ALL (B)	16,986,531	24,140
Krung Thai Bank	16,807,850	12,291
Pruksa Real Estate (B)	2,331,500	1,969
PTT Global Chemical (B)	349,100	832
Thai Airways International (B)	482,300	533

Description	Shares	Market Value ($ Thousands)

Thaicom (B)	4,055,700	$4,831
Thanachart Capital (B)	1,205,600	1,809
Total Access Communication (B)	1,651,300	6,249

		69,763

Turkey — 1.4%
Akbank (B)	3,810,901	18,075
Kardemir Karabuk Demir Celik Sanayi ve Ticaret, Cl D * (B)	3,027,350	2,597
KOC Holding ADR	442,350	12,607
Turk Hava Yollari (B)	2,165,095	10,014
Turkiye Garanti Bankasi (B)	1,792,079	9,219
Turkiye Is Bankasi, Cl C (B)	4,737,672	17,491
Turkiye Vakiflar Bankasi Tao, Cl D (B)	4,525,161	14,292

		84,295

United Kingdom — 15.9%
3i Group (B)	6,029,833	30,911
Aberdeen Asset Management (B)	812,120	5,695
ARM Holdings (B)	641,221	9,371
ARM Holdings ADR (A)	1,168,359	51,268
Ashtead Group (B)	432,770	4,091
Associated British Foods (B)	624,872	17,086
AstraZeneca (B)	462,729	23,623
AstraZeneca ADR (A)	716,000	36,695
BAE Systems ADR (A)	1,095,000	26,992
Barclays (B)	8,481,991	40,542
Berkeley Group Holdings (B)	151,450	4,835
BP (B)	313,767	2,238
BP PLC ADR (A)	333,202	14,298
British American Tobacco (B)	470,443	25,794
Burberry Group (B)	563,371	12,294
Cairn Energy * (B)	404,542	1,663
Carnival (B)	416,780	13,930
CSR (B)	64,970	539
Diageo (B)	1,257,639	37,070
Diageo ADR (A)	105,800	12,512
Drax Group (B)	26,733	231
EnQuest * (B)	459,062	893
Ensco, Cl A	189,300	11,390
Experian (B)	1,376,861	25,268
GlaxoSmithKline (B)	249,910	6,452
Halma (B)	336,730	2,624
Home Retail Group (A)(B)	1,009,815	2,383
HSBC Holdings	5,931,891	64,950
Imperial Tobacco Group (B)	623,500	22,325
Interserve (B)	32,790	241
Kingfisher (B)	4,179,226	21,726
Marks & Spencer Group ADR (A)	990,400	14,064
Micro Focus International (B)	120,600	1,248
Mondi (B)	476,401	6,257
Pace	116,725	446
Pearson (B)	645,434	11,970
Persimmon * (B)	298,020	5,468
QinetiQ (B)	540,438	1,516
Reckitt Benckiser Group (B)	371,639	26,518
Rio Tinto (B)	86,661	3,693
Rio Tinto ADR (A)	906,713	38,735
Rolls-Royce Holdings (B)	1,025,940	18,569
Royal Bank of Scotland Group * (B)	2,708,511	13,647
Royal Dutch Shell, Cl A (B)	1,358,917	45,247
Royal Dutch Shell, Cl A (GBP) (B)	329,219	10,933
Royal Dutch Shell ADR, Cl A	493,300	32,740

5	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

World Equity Ex-US Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

RPC Group (B)	75,736	$461
SABMiller (B)	296,188	14,868
Sage Group (B)	5,074,100	27,945
Sage Group ADR	577,600	12,898
Shire (B)	1,032,431	33,908
Standard Chartered (B)	915,541	21,153
Subsea 7 * (B)	446,951	9,817
Taylor Wimpey PLC (B)	2,068,099	3,087
Tesco (B)	4,332,700	23,940
Tullow Oil (B)	484,648	7,610
Unilever ADR (A)	573,433	24,090
WH Smith (B)	20,284	231
William Hill (B)	559,001	3,728
WPP (B)	2,405,072	40,855

		985,572

United States — 3.4%
Alon USA Energy	55,651	1,019
Axis Capital Holdings	589,600	25,683
Boise *	298,237	2,404
Cambrex *	91,410	1,258
Carnival, Cl A (A)	590,419	19,543
Central Garden and Pet *	35,753	278
Computer Sciences	386,494	17,241
Delek US Holdings	97,114	3,499
Everest Re Group (A)	214,083	27,747
Exelis	21,454	260
Green Plains Renewable Energy *	22,786	362
Greenbrier *	17,320	406
Liberty Global, Cl A *	155,100	11,431
Marathon Petroleum	125,948	10,391
Northrop Grumman	35,257	2,905
Pantry *	21,144	265
PharMerica *	16,824	263
RenaissanceRe Holdings	145,700	12,525
Renewable Energy Group *	21,662	293
Schlumberger	309,985	22,638
Tesoro	90,169	5,559
TravelCenters of America *	25,977	289
Tyson Foods, Cl A	20,725	518
Virgin Media (A)	534,913	26,564
Western Refining (A)	38,884	1,297
Yum! Brands (A)	257,470	17,443

		212,081

Total Common Stock (Cost $5,217,286) ($ Thousands)		5,912,795

PREFERRED STOCK — 0.9%

Brazil — 0.3%
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Cl Preference	84,600	4,110
Itau Unibanco Holding ADR	1,110,413	16,700

		20,810

Germany — 0.6%
Henkel (B)	83,631	8,025
Volkswagen (B)	120,700	26,138

		34,163

Total Preferred Stock (Cost $54,383) ($ Thousands)		54,973

Description	Shares/Face Amount (1) (Thousands)	Market Value ($ Thousands)

	Number Of Rights
RIGHTS — 0.0%

Italy — 0.0%
Exor, Expires 06/06/13	206,377	$—
Exor (Preferred), Expires 06/06/13	206,377	—

Total Rights (Cost $—) ($ Thousands)		—

AFFILIATED PARTNERSHIP — 9.2%
SEI Liquidity Fund, L.P.
0.100% **† (C)	570,536,741	570,537

Total Affiliated Partnership (Cost $570,537) ($ Thousands)		570,537

CASH EQUIVALENT — 0.4%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010% ** †	25,307,648	25,308

Total Cash Equivalent (Cost $25,308) ($ Thousands)		25,308

TIME DEPOSITS — 1.5%
Brown Brothers Harriman
4.150%, 06/01/2013 ZAR	56	6
1.903%, 06/01/2013 AUD	183	175
1.667%, 06/01/2013 NZD	461	368
0.484%, 06/01/2013 NOK	2,738	465
0.280%, 06/01/2013 CAD	104	101
0.100%, 06/01/2013 SEK	4,540	683
0.076%, 06/01/2013 GBP	2,746	4,163
0.030%, 06/01/2013	81,091	81,091
0.005%, 06/01/2013 HKD	6,188	797
0.005%, 06/01/2013 JPY	17,860	177
0.005%, 06/01/2013 SGD	385	304
0.001%, 06/01/2013 CHF	2,001	2,086
0.001%, 06/01/2013 EUR	1,248	1,618
(0.10)%, 06/01/2013 DKK	1,309	227

Total Time Deposits (Cost $92,261) ($ Thousands)		92,261

U.S. TREASURY OBLIGATIONS (D) (E) — 0.2%
U.S. Treasury Bills
0.080%, 06/27/2013	7,521	7,521
0.070%, 07/25/2013	4,767	4,767

Total U.S. Treasury Obligations (Cost $12,287) ($ Thousands)		12,288

Total Investments — 107.7% (Cost $5,972,062) ($ Thousands)		$6,668,162

6	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

World Equity Ex-US Fund

May 31, 2013

A list of the open futures contracts held by the Fund at May 31, 2013, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	1,174	Jun-2013	$329
FTSE 100 Index	379	Jun-2013	180
Hang Seng Index	41	Jun-2013	(15)
S&P TSX 60 Index	113	Jun-2013	119
SPI 200 Index	103	Jun-2013	(203)
Topix Index	238	Jun-2013	(412)

			$(2)

For the year ended May 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $6,192,852 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2013.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 5).

(A)	This security or a partial position of this security is on loan at May 31, 2013. The total value of securities on loan at May 31, 2013 was $540,135 ($ Thousands).

(B)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2013 was $4,036,972 ($ Thousands) and represented 65.2% of Net Assets.

(C)	This security was purchased with cash collateral held from securities on loan (see Note 11). The total value of such securities as of May 31, 2013 was $570,537 ($ Thousands).

(D)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(E)	The rate reported is the effective yield at time of purchase.

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DJ — Dow Jones

DKK — Danish Krone

EUR — Euro

FTSE — Financial Times and Stock Exchange

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

JPY — Japanese Yen

L.P. — Limited Partnership

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLC — Public Limited Company

SEK — Swedish Krona

Ser — Series

SGD — Singapore Dollar

SPI — Share Price Index

TSX — Toronto Stock Exchange

ZAR — South African Rand

The following is a summary of the inputs used as of May 31, 2013, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,909,986	$4,002,809	$—	$5,912,795
Preferred Stock	20,810	34,163	—	54,973
Affiliated Partnership	—	570,537	—	570,537
Cash Equivalent	25,308	—	—	25,308
Time Deposits	92,261	—	—	92,261
U.S. Treasury Obligations	—	12,288	—	12,288

Total Investments in Securities	$2,048,365	$4,619,797	$—	$6,668,162

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *	$(2)	$—	$—	$(2)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended May 31, 2013, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded.

For the year ended May 31, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

7	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Screened World Equity Ex-US Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 91.4%

Argentina — 0.2%
MercadoLibre	1,100	$126

Australia — 1.7%
BGP Holdings *	4,500	—
BHP Billiton ADR	4,614	301
Caltex Australia (A)	3,705	79
Commonwealth Bank of Australia (A)	5,747	366
CSL (A)	1,110	63
Federation Centres ‡ (A)	20,627	49
K&S (A)	2,260	4
Rio Tinto (A)	560	29
Tassal Group (A)	8,132	16
Telstra (A)	15,800	72
Westpac Banking (A)	2,739	74

		1,053

Austria — 2.1%
Conwert Immobilien Invest (A)	13,048	152
Erste Group Bank (A)	8,680	278
OMV (A)	9,483	436
Schoeller-Bleckmann Oilfield Equipment (A)	3,719	380
Strabag (A)	1,589	34
Voestalpine (A)	106	4

		1,284

Belgium — 0.1%
Recticel (A)	4,647	32
Sioen Industries (A)	1,719	16

		48

Brazil — 1.5%
Banco Bradesco ADR	14,249	230
Banco do Brasil	21,300	251
Embraer ADR	6,087	221
Kroton Educacional	5,800	83
Natura Cosmeticos	7,465	177

		962

Canada — 4.2%
Agrium	2,900	269
Canadian National Railway	3,558	362
Canadian Natural Resources	8,800	263
Canfor *	3,200	54
Cenovus Energy	4,004	120
Chorus Aviation, Cl A	840	2
Exco Technologies	600	3
Intertape Polymer Group	12,872	160
Lululemon Athletica *	3,627	282
Magellan Aerospace *	1,300	6
Parkland Fuel	211	4
Potash Corp of Saskatchewan	5,603	235
Rogers Communications, Cl B	4,082	185
Royal Bank of Canada	2,000	119
Suncor Energy	2,800	85
Talisman Energy	22,800	268
Teck Cominco, Cl B	8,100	217

		2,634

Chile — 0.1%

Description	Shares	Market Value ($ Thousands)

Enersis ADR	2,614	$44

China — 5.7%
Agricultural Bank of China (A)	456,000	212
Anhui Conch Cement (A)	73,000	236
Anton Oilfield Services Group (A)	138,000	118
Baidu ADR *	2,635	255
Bank of China (A)	642,000	302
China Construction Bank (A)	402,000	324
China Merchants Bank (A)	25,811	52
China Oilfield Services (A)	153,800	323
China Shipping Container Lines * (A)	589,000	149
Industrial & Commercial Bank of China (A)	1,150,836	805
Mindray Medical International ADR	7,276	299
SINA *	1,250	72
Sinopharm Group (A)	45,636	123
Weichai Power (A)	74,200	272

		3,542

Colombia — 0.4%
Bancolombia ADR, Cl R	4,170	241

Czech Republic — 0.3%
Komercni Banka (A)	887	167

Denmark — 0.9%
Novo-Nordisk, Cl B (A)	2,447	395
Pandora (A)	4,560	157

		552

Finland — 1.3%
Atria, Cl A	3,056	25
HKScan, Cl A	2,192	11
Konecranes (A)	1,400	48
Neste Oil (A)	13,023	188
Norvestia, Cl B (A)	38	—
Orion, Cl B (A)	6,944	170
Pohjola Bank, Cl A (A)	8,822	143
Stora Enso, Cl R (A)	518	4
Tieto (A)	1,555	32
UPM-Kymmene (A)	16,148	172

		793

France — 5.0%
Air Liquide (A)	2,539	326
BNP Paribas (A)	6,604	385
Bongrain (A)	180	12
Burelle (A)	141	63
Cie Lebon	46	6
Compagnie Generale des Etablissements Michelin, Cl B (A)	4,385	382
Constructions Industrielles de la Mediterranee *	38	4
Esso Francaise (A)	190	12
Fleury Michon	114	6
Iliad (A)	400	83
Les Nouveaux Constructeurs Investissement	3,175	31
LVMH Moet Hennessy Louis Vuitton (A)	2,333	411
Publicis Groupe (A)	4,355	311

1	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Screened World Equity Ex-US Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Renault (A)	2,080	$160
Safran (A)	2,500	133
Societe Generale (A)	6,050	241
Teleperformance (A)	1,140	54
Tessi (A)	971	103
Thales (A)	4,941	239
UBISOFT Entertainment * (A)	11,900	155

		3,117

Germany — 5.3%
Adidas (A)	3,090	335
ADVA Optical Networking * (A)	249	1
Allianz (A)	1,444	222
BASF (A)	4,536	438
Bayer (A)	3,674	391
Beiersdorf (A)	1,130	102
Borussia Dortmund GmbH & KGaA (A)	6,049	24
Constantin Medien *	19,238	37
CropEnergies (A)	3,563	27
Deutsche Bank (A)	7,753	359
Deutsche Lufthansa * (A)	10,310	221
Fresenius Medical Care (A)	4,992	338
Hannover Rueckversicherung (A)	50	4
Koenig & Bauer (A)	756	16
Patrizia Immobilien * (A)	5,233	62
SAP (A)	3,982	297
Siemens (A)	2,433	256
Sixt (A)	2,630	59
Symrise (A)	2,530	103
Ultrasonic * (A)	882	12

		3,304

Hong Kong — 3.8%
AIA Group (A)	105,382	466
Allan International Holdings	11,683	4
Champion Technology Holdings (A)	98,000	1
Chuang’s Consortium International * (A)	452,000	62
CNOOC (A)	129,030	226
CSI Properties (A)	1,960,000	87
Daphne International Holdings (A)	214,000	193
EcoGreen Fine Chemicals Group	326,000	78
Harbour Centre Development	7,000	14
Hong Kong Exchanges and Clearing (A)	17,221	288
Keck Seng Investments	8,000	4
Luen Thai Holdings (A)	201,000	84
Melco Crown Entertainment ADR *	4,200	100
Orient Overseas International (A)	53,000	332
Pacific Century Premium Developments * (A)	8,000	3
Pacific Textile Holdings (A)	25,000	31
Power Assets Holdings (A)	11,000	97
SJM Holdings (A)	27,000	73
Skyworth Digital Holdings (A)	74,000	50
TAI Cheung Holdings (A)	5,000	4
Wharf Holdings (A)	15,000	133
Wing On International (A)	12,111	38

		2,368

India — 1.0%
ICICI Bank ADR	13,577	611
Wipro ADR	464	3

		614

Indonesia — 0.5%

Description	Shares	Market Value ($ Thousands)

Asahimas Flat Glass (A)	3,000	$2
Bank Rakyat Indonesia Persero (A)	81,000	73
Telekomunikasi Indonesia Persero (A)	42,500	48
Telekomunikasi Indonesia Persero ADR	3,626	164

		287

Ireland — 1.2%
Accenture, Cl A	4,432	364
ICON *	11,034	379

		743

Italy — 0.8%
Azimut Holding (A)	6,250	118
Danieli & C Officine Meccaniche (A)	145	4
Enel (A)	26,161	98
Fiat * (A)	30,585	239
Gtech Spa * (A)	1,800	48

		507

Japan — 12.9%
AOI Electronics (A)	200	3
Argo Graphics (A)	1,200	18
Asahi Broadcasting (A)	8,800	66
Asahi Kasei (A)	5,000	33
AT-Group (A)	4,000	68
Belluna (A)	5,000	49
Bridgestone (A)	5,855	189
C-Cube (A)	6,600	32
Chuo Spring (A)	3,000	9
Cleanup (A)	500	4
Coca-Cola Central Japan (A)	2,100	31
Computer Engineering & Consulting (A)	8,000	50
Daiwa House Industry (A)	15,000	282
Daiwa Securities Group * (A)	19,000	155
Denso (A)	13,500	555
Dowa Holdings (A)	7,000	58
Faith (A)	153	17
FANUC * (A)	1,120	164
FJ Next (A)	3,700	37
Fuji Kiko (A)	2,000	6
Fukuda Denshi (A)	300	12
Gamecard-Joyco Holdings	1,000	15
Happinet (A)	9,400	72
Hitachi (A)	74,000	495
Hokkaido Coca-Cola Bottling (A)	2,000	10
Hokkan Holdings (A)	14,000	41
Hokuriku Gas (A)	17,000	44
Honda Motor ADR	8,785	330
Ichikoh Industries * (A)	3,000	4
IT Holdings (A)	200	3
Japan Airlines (A)	2,200	112
Japan Exchange Group (A)	520	48
Jidosha Buhin Kogyo (A)	1,000	5
Jin (A)	900	47
JK Holdings (A)	3,100	18
Kamei (A)	4,000	33
KDDI (A)	5,175	232
Keiyo Gas (A)	1,000	5
Kohsoku (A)	400	4
Komatsu (A)	12,350	308
Komatsu Wall Industry (A)	1,600	32
KRS (A)	4,800	45
KU Holdings (A)	700	6

2	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Screened World Equity Ex-US Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Kubota (A)	14,868	$214
Maeda Road Construction (A)	13,000	171
Marubun (A)	2,400	11
Maruka Machinery (A)	300	4
Maruzen - General Commercial Kitchen Appliances & Equipment (A)	4,000	33
Mazda Motor * (A)	10,000	38
Medipal Holdings (A)	1,200	16
Mitani (A)	4,800	84
Mitsui Trust Holdings (A)	60,600	247
Murakami (A)	1,000	14
Nagawa	300	5
Namura Shipbuilding (A)	7,200	67
Nichireki (A)	3,363	23
NIFTY (A)	20	27
Nihon Tokushu Toryo (A)	1,600	6
Nippon Steel & Sumitomo Metal * (A)	74,000	185
Nippon Telegraph & Telephone (A)	7,100	348
Nishikawa Rubber (A)	400	7
Nisshin Fudosan (A)	5,200	36
Nissin Sugar (A)	2,800	62
Nomura Holdings * (A)	30,700	232
Pigeon (A)	400	32
Rokko Butter (A)	1,600	11
San-Ai Oil (A)	2,691	10
Sankyo Frontier (A)	2,000	14
Secom (A)	6,600	331
Seibu Electric Industry (A)	2,000	8
Seino Holdings (A)	20,000	152
Senshu Electric (A)	5,000	62
Shidax (A)	2,600	13
Shin Nippon Air Technologies (A)	2,000	11
Shiroki (A)	9,000	19
Sinko Industries (A)	1,100	9
SKY Perfect JSAT Holdings (A)	55	24
Softbank * (A)	4,499	224
Soken Chemical & Engineering (A)	700	10
Sumitomo Densetsu (A)	300	4
Sumitomo Mitsui Financial Group (A)	3,700	145
Tachikawa (A)	2,600	12
TKC (A)	2,900	48
Tokai (A)	300	8
Tokyo Energy & Systems (A)	1,000	4
Toyota Motor (A)	18,717	1,087
Tsuruha Holdings (A)	700	56
Vital KSK Holdings (A)	1,400	10
Wacom (A)	10,800	133
Warabeya Nichiyo (A)	3,700	61
Yachiyo Industry (A)	600	5
Zojirushi (A)	2,000	6

		8,086

Malaysia — 0.4%
DRB-Hicom (A)	18,300	17
Faber Group (A)	44,700	23
Malayan Banking (A)	55,000	181
Tenaga Nasional (A)	16,700	45

		266

Mexico — 1.0%
Grupo Financiero Banorte, Ser O	28,503	181
Grupo KUO De	900	2
Industrias Bachoco	42,402	122

Description	Shares	Market Value ($ Thousands)

Industrias Bachoco ADR	2,630	$91
Infraestructura Energetica Nova *	1,555	6
Wal-Mart de Mexico	72,405	213

		615

Netherlands — 3.2%
ASML Holding (A)	4,038	333
Core Laboratories	4,672	643
European Aeronautic Defense and Space (A)	6,258	359
ING Groep *(A)	288	3
KAS Bank ADR	1,472	17
SNS Reaal *	1,762	1
Unilever (A)	10,703	436
Yandex, Cl A *	7,203	196

		1,988

New Zealand — 0.3%
Air New Zealand (A)	8,185	10
Fletcher Building (A)	23,121	153
Trade Me (A)	11,385	45

		208

Norway — 1.3%
DnB (A)	40,386	651
Norsk Hydro (A)	41,673	189

		840

Peru — 0.2%
Credicorp	710	98

Philippines — 0.2%
Lopez Holdings (A)	1,077,100	154

Poland — 0.1%
Getin Holding (A)	3,605	3
KGHM Polska Miedz (A)	279	12
Polski Koncern Naftowy Orlen * (A)	4,075	65

		80

Portugal — 0.0%
Portucel (A)	4,792	17

Russia — 0.2%
Surgutneftegas ADR *	14,617	109

Singapore — 1.3%
DBS Group Holdings (A)	32,000	433
Ezion Holdings (A)	59,000	106
Golden Agri-Resources (A)	8,000	4
GP Batteries International	11,708	9
New Toyo International Holdings (A)	35,000	9
Oversea-Chinese Banking (A)	2,000	16
Popular Holdings (A)	41,000	9
QAF (A)	35,000	29
United Industrial (A)	79,000	191

		806

South Africa — 0.1%

3	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Screened World Equity Ex-US Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Aspen Pharmacare Holdings (A)	3,520	$72

South Korea — 3.5%
Hyundai Mobis (A)	1,255	314
Hyundai Motor * (A)	1,031	192
Kia Motors (A)	603	31
Kolao Holdings (A)	900	25
LG.Philips LCD * (A)	510	14
POSCO (A)	596	169
Samsung Electronics (A)	879	1,184
SK Holdings * (A)	926	144
Taekwang Industrial (A)	109	101
YESCO	1,180	40

		2,214

Spain — 0.8%
Amadeus IT Holding, Cl A (A)	15,531	473
Grifols (A)	1,650	60

		533

Sweden — 1.2%
AarhusKarlshamn	612	32
Getinge, Cl B (A)	14,812	441
Hennes & Mauritz, Cl B (A)	7,268	248
Svenska Cellulosa, Cl B (A)	243	6

		727

Switzerland — 6.3%
Credit Suisse Group ADR	8,928	263
Emmi	47	14
EMS-Chemie Holding (A)	220	65
Highlight Communications (A)	8,083	44
Julius Baer Group * (A)	4,260	168
Nestle (A)	2,877	190
Novartis (A)	5,263	376
Novartis ADR	5,145	369
OC Oerlikon (A)	3,988	48
Roche Holding (A)	5,498	1,358
Swatch Group, Cl B (A)	222	126
Swiss Life Holding (A)	1,016	168
Swiss Re (A)	1,100	81
Syngenta (A)	706	274
Transocean	6,300	316
UBS (A)	5,200	91

		3,951

Taiwan — 1.7%
Advanced Semiconductor Engineering	79,236	333
Asia Polymer (A)	45,000	35
Asustek Computer (A)	1,647	18
AU Optronics ADR *	19,226	86
CMC Magnetics * (A)	78,000	15
Elitegroup Computer Systems (A)	52,000	22
Formosa Chemicals & Fibre (A)	5,000	12
Formosa Petrochemical (A)	7,000	18
Hermes Microvision (A)	2,000	65
HON HAI Precision Industry (A)	8,131	21
HON HAI Precision Industry GDR (A)	18,319	92
Nan Ya Plastics (A)	6,000	12
Pegatron * (A)	3,633	6
Quanta Computer (A)	8,000	17
Taiwan Semiconductor Manufacturing ADR	12,481	233

Description	Shares	Market Value ($ Thousands)

TPK Holding (A)	3,000	$59
Yageo * (A)	43,000	15
Zenitron (A)	23,000	15

		1,074

Thailand — 1.0%
Advanced Info Service (A)	25,400	220
Krung Thai Bank (A)	113,900	83
Pruksa Real Estate (A)	45,100	38
PTT (Foreign) (A)	13,000	139
PTT Global Chemical (A)	26,700	64
Thaicom (A)	77,100	92
Total Access Communication (A)	2,100	8

		644

Turkey — 1.3%
Akbank (A)	52,657	250
KOC Holding ADR	2,190	62
Turkiye Garanti Bankasi (A)	24,692	127
Turkiye Is Bankasi, Cl C (A)	65,354	241
Turkiye Vakiflar Bankasi Tao, Cl D (A)	38,552	122

		802

United Kingdom — 14.8%
3i Group (A)	15,900	81
Aberdeen Asset Management (A)	15,470	108
ARM Holdings (A)	9,442	138
ARM Holdings ADR	16,794	737
Ashtead Group (A)	8,250	78
Associated British Foods (A)	10,163	278
AstraZeneca (A)	6,527	333
Barclays (A)	43,067	206
Berkeley Group Holdings (A)	2,900	93
BHP Billiton (A)	2,228	64
BP (A)	39,795	284
BP PLC ADR	5,984	257
British American Tobacco (A)	7,716	423
British Polythene Industries (A)	597	5
Burberry Group (A)	8,869	194
Carnival (A)	6,121	205
Dart Group	7,297	22
Diageo (A)	18,393	542
Gem Diamonds *	15,406	33
GlaxoSmithKline (A)	4,770	123
Halma (A)	6,410	50
HSBC Holdings	74,209	812
Impellam Group	800	5
Imperial Tobacco Group (A)	2,279	82
Johnson Service Group	14,781	10
Kingfisher (A)	60,387	314
Lavendon Group (A)	8,308	20
Mondi (A)	3,008	40
Pearson (A)	10,139	188
Persimmon * (A)	5,700	105
QinetiQ (A)	2,709	8
Reckitt Benckiser Group (A)	5,588	399
Rio Tinto (A)	1,640	70
Rio Tinto ADR	6,743	288
Rolls-Royce Holdings (A)	16,382	296
Royal Bank of Scotland Group * (A)	43,350	218
SABMiller (A)	4,480	225
Shire (A)	14,213	467
Standard Chartered (A)	13,408	310

4	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Screened World Equity Ex-US Fund

May 31, 2013

Description	Shares/Face Amount (1) (Thousands)	Market Value ($ Thousands)

Standard Life (A)	12,330	$73
Subsea 7 * (A)	13,680	300
Trinity Mirror *	27,435	51
Tullow Oil (A)	6,895	108
Unilever ADR	8,342	350
WPP (A)	12,765	217
Xchanging (A)	23,731	49

		9,259

United States — 3.5%
Adams Resources & Energy	276	17
Alon USA Energy	1,077	20
Carnival, Cl A	8,424	279
Computer Sciences	3,994	178
Everest Re Group	3,085	400
Liberty Global, Cl A *	2,300	169
Manning & Napier, Cl A	4,412	88
Marathon Petroleum	2,990	247
Northrop Grumman	1,418	117
Phillips 66	1,453	97
Schlumberger	4,626	338
Star Gas Partners	2,528	12
Tesoro	64	4
Yum! Brands	3,740	253

		2,219

Total Common Stock (Cost $52,461) ($ Thousands)		57,148

PREFERRED STOCK — 0.9%

Brazil — 0.8%
Itau Unibanco Holding ADR	17,710	266
Petroleo Brasileiro, Cl Preference *	26,700	250

		516

Germany — 0.1%
Draegerwerk (A)	200	25
Sto (A)	95	15

		40

Total Preferred Stock (Cost $588) ($ Thousands)		556

CASH EQUIVALENT — 4.1%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010% **†	2,589,743	2,590

Total Cash Equivalent (Cost $2,590) ($ Thousands)		2,590

TIME DEPOSITS — 3.4%
Brown Brothers Harriman
4.150%, 06/01/2013 ZAR	1	—
1.903%, 06/01/2013 AUD	53	51
1.667%, 06/01/2013 NZD	2	2
0.484%, 06/01/2013 NOK	54	9
0.280%, 06/01/2013 CAD	15	14
0.100%, 06/01/2013 SEK	80	12
0.076%, 06/01/2013 GBP	49	74
0.030%, 06/01/2013	1,587	1,587
0.005%, 06/01/2013 HKD	149	19
0.005%, 06/01/2013 JPY	4,626	46
0.005%, 06/01/2013 SGD	17	13
0.001%, 06/01/2013 CHF	53	55

Description	Shares/Face Amount (1) (Thousands)	Market Value ($ Thousands)

0.001%, 06/01/2013 EUR	156	$202
(0.10)%, 06/01/2013 DKK	80	14

Total Time Deposits (Cost $2,098) ($ Thousands)		2,098

U.S. TREASURY OBLIGATIONS (B) (C) — 0.3%
U.S. Treasury Bills
0.080%, 06/27/2013	$130	130
0.042%, 07/25/2013	43	43

Total U.S. Treasury Obligations (Cost $173) ($ Thousands)		173

Total Investments — 100.1% (Cost $57,910) ($ Thousands)		$62,565

A list of the open futures contracts held by the Fund at May 31, 2013, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	22	Jun-2013	$35
FTSE 100 Index	7	Jun-2013	19
Hang Seng Index	1	Jun-2013	(2)
S&P TSX 60 Index	2	Jun-2013	(5)
SPI 200 Index	2	Jun-2013	(6)
Topix Index	4	Jun-2013	40

			$81

For the year ended May 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $62,521 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2013.

†	Investment in Affiliated Security (see Note 5).

‡	Real Estate Investment Trust.

(1)	In U.S. dollars unless otherwise indicated.

(A)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of May 31, 2013 was $42,654 ($ Thousands) and represented 68.2% of Net Assets.

(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts. (C) The rate reported is the effective yield at time of purchase.

5	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Screened World Equity Ex-US Fund

May 31, 2013

ADR — American Depositary Receipt

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DJ — Dow Jones

DKK — Danish Krone

EUR — Euro

FTSE — Financial Times and Stock Exchange

GBP — British Pound Sterling

GDR — Global Depositary Receipt

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLC — Public Limited Company

S&P — Standard & Poor’s

SEK — Swedish Krona

Ser — Series

SGD — Singapore Dollar

SPI — Share Price Index

TSX — Toronto Stock Exchange

ZAR — South African Rand

The following is a summary of the inputs used as of May 31, 2013, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$14,534	$42,614	$—	$57,148
Preferred Stock	516	40	—	556
Cash Equivalent	2,590	—	—	2,590
Time Deposits	2,098	—	—	2,098
U.S. Treasury Obligations	—	173	—	173

Total Investments in Securities	$19,738	$42,827	$—	$62,565

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *	$81	$—	$—	$81

*	Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

6	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Dynamic Asset Allocation Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 98.4%

Consumer Discretionary — 11.7%
Abercrombie & Fitch, Cl A	6,200	$310
Amazon.com *	28,200	7,587
Apollo Group, Cl A *	5,500	110
AutoNation *	1,400	65
AutoZone *	2,700	1,104
Bed Bath & Beyond *	16,600	1,133
Best Buy	19,700	543
BorgWarner *	8,000	649
Cablevision Systems, Cl A	17,100	259
Carmax *	17,600	823
Carnival, Cl A	32,700	1,082
CBS, Cl B	43,500	2,153
Chipotle Mexican Grill, Cl A *	2,400	866
Coach	20,700	1,206
Comcast, Cl A	204,300	8,203
Darden Restaurants	8,500	440
Delphi Automotive	22,000	1,074
DIRECTV *	45,000	2,751
Discovery Communications, Cl A *	18,400	1,451
Dollar General *	22,400	1,183
Dollar Tree *	17,200	826
DR Horton	18,300	446
Expedia	6,100	351
Family Dollar Stores	6,300	385
Ford Motor	305,100	4,784
Fossil *	3,600	382
GameStop, Cl A	10,400	345
Gannett	16,800	361
Gap	22,600	916
Garmin	8,500	297
Genuine Parts	11,800	917
Goodyear Tire & Rubber *	19,600	297
H&R Block	22,800	667
Harley-Davidson	17,100	933
Harman International Industries	5,500	292
Hasbro	8,500	378
Home Depot	115,700	9,101
International Game Technology	19,800	354
Interpublic Group	28,600	407
J.C. Penney *	14,100	248
Johnson Controls	51,000	1,905
Kohl’s	16,400	843
L Brands	18,100	905
Leggett & Platt	10,400	333
Lennar, Cl A	10,700	421
Lowe’s	86,700	3,651
Macy’s	29,000	1,402
Marriott International, Cl A	20,100	845
Mattel	25,300	1,132
McDonald’s	77,700	7,504
NetFlix *	4,200	950
Newell Rubbermaid	24,100	652
News, Cl A	155,500	4,993
NIKE, Cl B	56,700	3,496
Nordstrom	10,400	612
Omnicom Group	19,200	1,193
O’Reilly Automotive *	8,700	948
PetSmart	9,100	614
priceline.com *	4,100	3,296
PulteGroup *	28,700	620
PVH	6,100	703

Description	Shares	Market Value ($ Thousands)

Ralph Lauren, Cl A	4,800	$841
Ross Stores	16,400	1,055
Scripps Networks Interactive, Cl A	5,800	391
Staples	53,400	801
Starbucks	58,500	3,690
Starwood Hotels & Resorts Worldwide	14,600	997
Target	50,900	3,537
Tiffany	9,400	731
Time Warner	72,800	4,249
Time Warner Cable, Cl A	21,900	2,092
TJX	57,200	2,895
TripAdvisor *	8,100	522
Urban Outfitters *	7,300	306
VF	6,500	1,195
Viacom, Cl B	35,800	2,359
Walt Disney	139,700	8,812
Washington Post, Cl B	200	93
Whirlpool	6,200	792
Wyndham Worldwide	11,500	668
Wynn Resorts	6,100	829
Yum! Brands	35,500	2,405

		131,957

Consumer Staples — 10.4%
Altria Group	156,100	5,635
Archer-Daniels-Midland	49,200	1,586
Avon Products	34,000	801
Beam	12,200	791
Brown-Forman, Cl B	11,700	805
Campbell Soup	15,100	647
Clorox	10,700	889
Coca-Cola	296,100	11,841
Coca-Cola Enterprises	21,700	806
Colgate-Palmolive	68,600	3,968
ConAgra Foods	30,500	1,028
Constellation Brands, Cl A *	12,800	679
Costco Wholesale	34,000	3,729
CVS Caremark	95,600	5,505
Dr. Pepper Snapple Group	16,000	736
Estee Lauder, Cl A	17,600	1,193
General Mills	50,900	2,396
Hershey	11,100	989
HJ Heinz	23,900	1,729
Hormel Foods	8,900	354
JM Smucker	8,300	838
Kellogg	18,300	1,136
Kimberly-Clark	30,400	2,943
Kraft Foods Group	46,566	2,567
Kroger	37,900	1,276
Lorillard	27,900	1,184
McCormick	10,500	725
Mead Johnson Nutrition, Cl A	14,900	1,208
Molson Coors Brewing, Cl B	13,100	647
Mondelez International, Cl A	138,600	4,083
Monster Beverage *	9,700	530
PepsiCo	119,300	9,636
Philip Morris International	127,300	11,573
Procter & Gamble	210,800	16,181
Reynolds American	23,700	1,140
Safeway	17,500	403
Sysco	46,700	1,578
Tyson Foods, Cl A	18,800	470
Walgreen	67,300	3,214

1	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Dynamic Asset Allocation Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Wal-Mart Stores	129,400	$9,684
Whole Foods Market	25,400	1,317

		118,440

Energy — 10.4%
Anadarko Petroleum	39,100	3,420
Apache	30,800	2,530
Baker Hughes	33,600	1,528
Cabot Oil & Gas	15,500	1,090
Cameron International *	18,200	1,108
Chesapeake Energy	40,300	880
Chevron	149,800	18,388
ConocoPhillips	94,800	5,815
Consol Energy	19,100	662
Denbury Resources *	25,300	464
Devon Energy	28,600	1,626
Diamond Offshore Drilling	5,000	344
Ensco, Cl A	17,200	1,035
EOG Resources	21,300	2,750
EQT	11,400	910
Exxon Mobil	345,100	31,221
FMC Technologies *	17,600	980
Halliburton	73,000	3,055
Helmerich & Payne	6,900	426
Hess	22,500	1,517
Kinder Morgan	47,077	1,788
Marathon Oil	52,800	1,816
Marathon Petroleum	24,700	2,038
Murphy Oil	13,900	880
Nabors Industries	19,300	309
National Oilwell Varco	33,600	2,362
Newfield Exploration *	10,000	238
Noble	19,700	763
Noble Energy	27,400	1,580
Occidental Petroleum	62,500	5,754
Peabody Energy	20,200	397
Phillips 66	48,600	3,235
Pioneer Natural Resources	10,100	1,401
QEP Resources	11,800	335
Range Resources	12,100	910
Rowan, Cl A *	9,100	302
Schlumberger	102,900	7,515
Southwestern Energy *	26,000	980
Spectra Energy	50,700	1,550
Tesoro	11,500	709
Valero Energy	41,300	1,678
Williams	54,000	1,900
WPX Energy *	16,000	308

		118,497

Financials — 16.2%
ACE	26,700	2,394
Aflac	34,800	1,938
Allstate	37,900	1,828
American Express	74,600	5,648
American International Group *	114,700	5,100
American Tower, Cl A	31,100	2,421
Ameriprise Financial	15,000	1,223
Aon	24,800	1,579
Apartment Investment & Management, Cl A	10,800	327
Assurant	6,300	313
AvalonBay Communities	9,800	1,300
Bank of America	836,100	11,421
Bank of New York Mellon	91,300	2,744

Description	Shares	Market Value ($ Thousands)

BB&T	53,100	$1,748
Berkshire Hathaway, Cl B *	140,700	16,050
BlackRock, Cl A	9,841	2,748
Boston Properties	11,100	1,183
Capital One Financial	45,700	2,784
CBRE Group, Cl A *	25,800	598
Charles Schwab	87,300	1,734
Chubb	19,500	1,698
Cincinnati Financial	12,500	592
Citigroup	234,700	12,202
CME Group, Cl A	24,400	1,658
Comerica	12,500	494
Discover Financial Services	39,300	1,863
E*TRADE Financial *	21,100	245
Equity Residential ‡	23,400	1,323
Fifth Third Bancorp	65,500	1,192
First Horizon National	13,200	151
Franklin Resources	10,500	1,626
Genworth Financial, Cl A *	36,000	389
Goldman Sachs Group	34,000	5,511
Hartford Financial Services Group	33,100	1,014
HCP ‡	33,800	1,601
Health Care ‡	22,400	1,524
Host Hotels & Resorts ‡	53,800	957
Hudson City Bancorp	35,200	299
Huntington Bancshares	56,300	436
IntercontinentalExchange *	5,500	942
Invesco	33,100	1,117
JPMorgan Chase	295,300	16,121
KeyCorp	63,900	689
Kimco Realty ‡	28,900	640
Legg Mason	9,300	326
Leucadia National	21,000	659
Lincoln National	22,400	799
Loews	22,800	1,045
M&T Bank	9,100	955
Macerich ‡	9,800	636
Marsh & McLennan	41,600	1,665
McGraw-Hill	20,700	1,129
MetLife	85,400	3,775
Moody’s	15,700	1,043
Morgan Stanley	107,800	2,792
NASDAQ OMX Group	9,100	286
Northern Trust	16,500	959
NYSE Euronext	19,100	768
People’s United Financial	25,600	352
Plum Creek Timber ‡	11,600	553
PNC Financial Services Group	39,600	2,837
Principal Financial Group	19,600	742
Progressive	40,900	1,043
Prologis ‡	36,300	1,463
Prudential Financial	36,600	2,524
Public Storage ‡	10,900	1,655
Regions Financial	107,500	981
Simon Property Group ‡	24,500	4,078
SLM	32,800	779
SunTrust Banks	39,600	1,271
T. Rowe Price Group	19,700	1,494
Torchmark	6,300	406
Travelers	29,700	2,486
Unum Group	18,000	513
US Bancorp	144,900	5,080
Ventas ‡	23,200	1,656
Vornado Realty Trust ‡	12,500	999

2	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Dynamic Asset Allocation Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Wells Fargo	378,300	$15,340
Weyerhaeuser ‡	39,900	1,190
XL Group, Cl A	24,500	770
Zions Bancorporation	13,500	379

		184,793

Health Care — 12.5%
Abbott Laboratories	122,300	4,485
AbbVie	122,800	5,242
Actavis *	9,500	1,171
Aetna	30,118	1,819
Agilent Technologies	25,600	1,164
Alexion Pharmaceuticals *	14,900	1,453
Allergan	24,200	2,408
AmerisourceBergen	17,600	952
Amgen	58,100	5,841
Baxter International	42,800	3,010
Becton Dickinson	15,500	1,529
Biogen Idec *	18,400	4,370
Boston Scientific *	106,500	984
Bristol-Myers Squibb	127,100	5,848
C.R. Bard	6,400	660
Cardinal Health	25,200	1,184
CareFusion *	18,700	687
Celgene *	32,700	4,043
Cerner *	10,800	1,061
Cigna	20,900	1,419
Covidien	37,200	2,366
DaVita *	6,900	856
Dentsply International	9,300	388
Edwards Lifesciences *	9,600	638
Eli Lilly	77,800	4,136
Express Scripts Holding *	63,800	3,963
Forest Laboratories *	18,600	739
Gilead Sciences *	118,100	6,434
Hospira *	10,900	378
Humana	11,700	945
Intuitive Surgical *	3,000	1,493
Johnson & Johnson	215,600	18,149
Laboratory Corp of America Holdings *	7,700	766
Life Technologies *	12,900	956
McKesson	17,400	1,981
Medtronic	78,900	4,025
Merck	233,600	10,909
Mylan Laboratories *	30,800	939
Patterson	6,800	266
PerkinElmer	8,500	266
Perrigo	6,700	777
Pfizer	554,800	15,107
Quest Diagnostics	13,100	810
Regeneron Pharmaceuticals *	6,100	1,476
St. Jude Medical	23,000	994
Stryker	21,100	1,401
Tenet Healthcare *	7,900	374
Thermo Fisher Scientific	28,100	2,481
UnitedHealth Group	79,700	4,992
Varian Medical Systems *	7,900	529
Waters *	7,200	696
WellPoint	23,000	1,770
Zimmer Holdings	12,700	997

		142,327

Industrials — 10.0%
3M	49,300	5,437

Description	Shares	Market Value ($ Thousands)

ADT	18,300	$743
Avery Dennison	7,400	322
Boeing	52,900	5,238
C.H. Robinson Worldwide	12,500	709
Caterpillar	51,000	4,376
Cintas	7,800	356
CSX	76,000	1,916
Cummins	14,100	1,687
Danaher	43,400	2,683
Deere	30,600	2,666
Dover	13,400	1,048
Dun & Bradstreet	3,500	344
Eaton	37,101	2,451
Emerson Electric	56,500	3,246
Equifax	10,200	621
Expeditors International of Washington	14,300	558
Fastenal	19,900	1,038
FedEx	23,100	2,225
Flowserve	3,300	555
Fluor	12,800	809
General Dynamics	24,800	1,912
General Electric	801,900	18,700
Honeywell International	61,000	4,786
Illinois Tool Works	30,900	2,167
Ingersoll-Rand	20,200	1,162
Iron Mountain	11,027	395
Jacobs Engineering Group *	11,000	627
Joy Global	6,900	373
Kansas City Southern	8,100	897
L-3 Communications Holdings, Cl 3	6,100	519
Lockheed Martin	21,100	2,233
Masco	30,100	633
Norfolk Southern	23,400	1,792
Northrop Grumman	17,500	1,442
Paccar	25,800	1,383
Pall	9,300	634
Parker Hannifin	11,000	1,097
Pentair	15,846	923
Pitney Bowes	16,500	242
Precision Castparts	11,500	2,460
Quanta Services *	14,000	397
Raytheon	25,900	1,726
Republic Services, Cl A	23,400	798
Robert Half International	10,100	351
Rockwell Automation	10,400	915
Rockwell Collins	10,000	648
Roper Industries	7,300	907
Ryder System	2,700	170
Snap-on	4,200	382
Southwest Airlines	52,400	743
Stanley Black & Decker	12,500	990
Stericycle *	6,800	746
Textron	20,100	542
Tyco International	34,300	1,160
Union Pacific	36,400	5,628
United Parcel Service, Cl B	55,600	4,776
United Technologies	65,400	6,206
Waste Management	32,000	1,342
WW Grainger	4,400	1,133
Xylem	13,300	374

		113,339

3	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Dynamic Asset Allocation Fund

May 31, 2013

Description	Shares	Market Value ($ Thousands)

Information Technology — 17.9%
Accenture, Cl A	50,200	$4,122
Adobe Systems *	37,800	1,622
Advanced Micro Devices *	42,400	170
Akamai Technologies *	12,900	595
Altera	24,800	823
Amphenol, Cl A	12,100	943
Analog Devices	22,600	1,038
Apple	72,300	32,512
Applied Materials	88,000	1,338
Autodesk *	17,800	672
Automatic Data Processing	38,100	2,618
BMC Software *	9,400	426
Broadcom, Cl A	39,900	1,433
CA	23,900	653
Cisco Systems	412,300	9,928
Citrix Systems *	13,800	888
Cognizant Technology Solutions, Cl A *	22,600	1,461
Computer Sciences	10,200	455
Corning	116,800	1,795
Dell	111,100	1,483
eBay *	90,700	4,907
Electronic Arts *	22,600	519
EMC	164,100	4,063
F5 Networks *	5,400	449
Fidelity National Information Services	23,800	1,069
First Solar *	3,800	207
Fiserv *	10,100	880
FLIR Systems	11,600	282
Google, Cl A *	20,600	17,930
Harris	7,500	376
Hewlett-Packard	152,400	3,722
Intel	382,600	9,290
International Business Machines	80,800	16,808
Intuit	20,300	1,186
Jabil Circuit	14,700	295
JDS Uniphase *	18,500	252
Juniper Networks *	41,000	727
Kla-Tencor	11,800	664
Lam Research *	11,187	523
Linear Technology	15,900	596
LSI *	41,100	304
Mastercard, Cl A	8,200	4,676
Microchip Technology	16,500	602
Micron Technology *	80,600	941
Microsoft	581,300	20,276
Molex	10,400	305
Motorola Solutions	20,200	1,171
NetApp	26,700	1,002
Nvidia	44,800	649
Oracle	285,600	9,642
Paychex	24,600	916
Qualcomm	133,000	8,443
Red Hat *	15,300	738
SAIC	22,600	328
Salesforce.com *	42,800	1,812
SanDisk *	17,900	1,056
Seagate Technology	24,800	1,068
Symantec	50,400	1,128
TE Connectivity	30,700	1,363
Teradata *	13,700	764
Teradyne *	15,000	269

Description	Shares	Market Value ($ Thousands)

Texas Instruments	86,500	$3,105
Total System Services	12,500	294
VeriSign *	10,200	480
Visa, Cl A	40,000	7,126
Western Digital	16,600	1,051
Western Union	42,500	696
Xerox	100,400	883
Xilinx	18,400	748
Yahoo! *	72,300	1,902

		203,458

Materials — 3.4%
Air Products & Chemicals	15,200	1,435
Airgas	4,600	473
Alcoa	88,900	756
Allegheny Technologies	8,500	234
Ball	11,200	483
Bemis	8,000	313
CF Industries Holdings	4,700	897
Cliffs Natural Resources	9,400	170
Dow Chemical	94,200	3,246
E.I. du Pont de Nemours	72,800	4,061
Eastman Chemical	11,700	839
Ecolab	20,100	1,698
FMC	9,800	615
Freeport-McMoRan Copper & Gold, Cl B	81,600	2,534
International Flavors & Fragrances	5,800	466
International Paper	33,600	1,551
LyondellBasell Industries, Cl A	28,300	1,886
MeadWestvaco	11,500	402
Monsanto	41,700	4,197
Mosaic	20,300	1,235
Newmont Mining	39,800	1,364
Nucor	23,400	1,041
Owens-Illinois *	12,300	338
PPG Industries	11,300	1,736
Praxair	23,300	2,664
Sealed Air	14,900	358
Sherwin-Williams	6,300	1,188
Sigma-Aldrich	9,900	828
United States Steel	11,800	209
Vulcan Materials	9,400	504

		37,721

Telecommunication Services — 2.7%
AT&T	423,900	14,832
CenturyLink	46,700	1,595
Crown Castle International *	22,200	1,582
Frontier Communications	73,000	302
Sprint Nextel *	239,200	1,746
Verizon Communications	220,900	10,709
Windstream	38,800	312

		31,078

Utilities — 3.2%
AES	52,200	637
AGL Resources	8,500	360
Ameren	19,300	657
American Electric Power	36,200	1,659
Centerpoint Energy	35,300	818
CMS Energy	22,400	604
Consolidated Edison	21,400	1,221
Dominion Resources	45,300	2,562

4	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Schedule of Investments

Dynamic Asset Allocation Fund

May 31, 2013

Description	Shares/Contracts	Market Value ($ Thousands)

DTE Energy	13,000	$866
Duke Energy	55,030	3,683
Edison International	23,900	1,098
Entergy	13,200	909
Exelon	67,500	2,115
FirstEnergy	30,500	1,190
Integrys Energy Group	5,700	328
NextEra Energy	33,300	2,518
NiSource	24,200	695
Northeast Utilities	23,200	967
NRG Energy	25,600	653
ONEOK	15,500	700
Pepco Holdings	16,800	349
PG&E	32,200	1,446
Pinnacle West Capital	7,800	441
PPL	42,500	1,262
Public Service Enterprise Group	37,000	1,222
SCANA	11,000	555
Sempra Energy	16,500	1,341
Southern	68,100	2,990
TECO Energy	16,000	282
Wisconsin Energy	15,700	641
Xcel Energy	36,000	1,034

		35,803

Total Common Stock (Cost $992,130) ($ Thousands)		1,117,413

CASH EQUIVALENT — 0.5%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.010% ** †	5,702,681	5,703

Total Cash Equivalent (Cost $5,703) ($ Thousands)		5,703

Total Investments — 98.9% (Cost $997,833) ($ Thousands)		$1,123,116

PURCHASED OPTION — 0.2%
June 2013 SPX UO Index Option Put, Expires 06/22/2013, Strike Price $1,575 *	3,000	2,490

Total Purchased Option (Cost $1,479) ($ Thousands)		2,490

A list of the outstanding forward foreign currency contracts held by the Fund at May 31, 2013, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation ($ Thousands)
7/25/13	EUR	360,735	USD	471,394	$3,808
7/25/13	JPY	10,968,782	USD	111,818	3,145

					$6,953

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at May 31, 2013, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
BNP Paribas	$(161,614)	$165,834	$4,220
Citigroup	(11,545)	11,534	(11)
Goldman Sachs	(34,881)	34,871	(10)
UBS	(368,218)	370,972	2,754

			$6,953

For the year ended May 31, 2013, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $1,135,631 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of May 31, 2013.

‡	Real Estate Investment Trust.

†	Investment in Affiliated Security (see Note 5).

Cl — Class

EUR — Euro

JPY — Japanese Yen

SPX — Standard & Poor’s 500 Index

USD — United States Dollar

The following is a list of the inputs used as of May 31, 2013, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,117,413	$—	$—	$1,117,413
Cash Equivalent	5,703	—	—	5,703

Total Investments in Securities	$1,123,116	$—	$—	$1,123,116

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Option *	$2,490	$—	$—	$2,490
Forwards Contracts *	—	6,953	—	6,953

Total Other Financial Instruments	$2,490	$6,953	$—	$9,443

*	Options and forwards contracts are valued at the unrealized appreciation on the instrument.

For the year ended May 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended May 31, 2013, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0. The accompanying notes are an integral part of the financial statements.

5	SEI Institutional Investments Trust / Annual Report / May 31, 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

SEI Institutional Investments Trust:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of SEI Institutional Investments Trust, comprised of the Large Cap Fund, Large Cap Diversified Alpha Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, Extended Market Index Fund, Small Cap Fund, Small Cap II Fund, Small/Mid Cap Equity Fund, U.S. Managed Volatility Fund, International Equity Fund, World Equity Ex-US Fund, Screened World Equity Ex-US Fund, Opportunistic Income Fund (formerly the Enhanced LIBOR Opportunities Fund), Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Long Duration Corporate Bond Fund, Ultra Short Duration Bond Fund, Emerging Markets Debt Fund, Real Return Fund, Dynamic Asset Allocation Fund and Multi-Asset Real Return Fund (collectively, the “Funds”), as of and for the year ended May 31, 2013, and have issued our unqualified report thereon dated July 30, 2013 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audits included an audit of the Funds’ schedules of investments in securities (the “Schedules”) as of May 31, 2013 appearing in Item 6 of this Form N-CSR. These Schedules are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these Schedules based on our audits.

In our opinion, the Schedules referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

/s/ KPMG LLP

Philadelphia, Pennsylvania

July 30, 2013

(b) In accordance with Section 13(c) of the Investment Company Act of 1940 the Screened World Equity Ex-US Fund did not hold any divested securities during the fiscal year ended May 31, 2013:

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional Investments Trust

By	/S/ ROBERT A. NESHER
Robert A. Nesher President & CEO

Date: August 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/S/ ROBERT A. NESHER
Robert A. Nesher President & CEO

Date: August 8, 2013

By	/S/ PETER A. RODRIGUEZ
Peter A. Rodriguez Controller & CFO

Date: August 8, 2013